AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 16, 2004

REGISTRATION NOS. 2-95973 AND 811-4236

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

POST-EFFECTIVE AMENDMENT NO. 68	☒

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 69	☒

ONE GROUP® MUTUAL FUNDS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(800) 480-4111

(REGISTRANT’S TELEPHONE NUMBER)

GEORGE C.W. GATCH

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES TO:

ALAN G. PRIEST, ESQUIRE ROPES & GRAY LLP ONE METRO CENTER 700 12TH STREET, N.W., SUITE 900 WASHINGTON, D.C. 20005-3948	JESSICA K. DITULLIO, ESQUIRE JPMORGAN CHASE & CO 1111 POLARIS PARKWAY COLUMBUS, OHIO 43271-0152

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: IMMEDIATELY UPON EFFECTIVENESS

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐	Immediately upon filing pursuant to paragraph (b)

☐	on October 29, 2004 pursuant to paragraph(b)

☐	on 60 days after filing pursuant to paragraph (a)(1)

☒	on February 18, 2005 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on October 31, 2003 pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐	post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUITY INVESTING

Prospectus

JPMorgan Equity Funds

February 19, 2005

Class A Shares
Class B Shares
Class C Shares

JPMorgan Small Company Growth Fund

JPMorgan Small Cap Value Fund*

JPMorgan Strategic Small Cap Value Fund

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Diversified Mid Cap Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Dividend Income Fund

JPMorgan Diversified Equity Fund

JPMorgan Balanced Fund

JPMorgan Equity Index Fund

JPMorgan Market Expansion Index Fund

JPMorgan Health Sciences Fund

JPMorgan Technology Fund

JPMorgan International Equity Index Fund

JPMorgan Diversified International Fund

*Closed to new investors. Additional and new investments are permitted as described in the section entitled. “How to Do Business with the Funds—Purchasing Fund Shares.”

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

More About the Funds
Principal Investment Strategies	86
Investment Risks	92
Temporary Defensive Positions	95
Portfolio Turnover	96

How to Do Business with the Funds
Purchasing Fund Shares	97
Sales Charges	104
Rule 12b-1 Fees	111
Shareholder Servicing Fees	112
Exchanging Fund Shares	112
Redeeming Fund Shares	114

Shareholder Information
Voting Rights	118
Dividend Policies	118
Tax Treatment of Shareholders	119
Shareholder Statements and Reports	120
Availability of Proxy Voting Record	120
Portfolio Holdings Disclosure	121

Management of the Funds
The Advisers, Administrator and Distributor	122
Advisory Fees	123
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	123
The Fund Managers	124
Fund Manager Compensation and Fund Holdings	127

Legal Proceedings and Additional Fee and Expense Information	128
Financial Highlights	139
Appendix A: Investment Practices	163

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Small Company Growth Fund

(formerly One Group® Small Cap Growth Fund)

What is the goal of the Fund?	The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of small-capitalization companies. Generally, the Fund invests in small-cap companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. Typically, the Fund acquires shares of companies with a history of above-average growth, as well as companies expected to enter periods of above-average growth. For more information about the Small Company Growth Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Initial public offerings (IPOs) and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by Banc One Investment Advisors regardless of movements in the securities markets.

Smaller Companies. The Fund’s primary investment strategy is to invest in smaller, growth companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid

FUND SUMMARY

Small Company Growth Fund

and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1 — Class A Shares

[1]	The performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the Fund on March 26, 1996.

Best Quarter:	21.57%	3Q1997	Worst Quarter:	-22.19%	3Q1998

FUND SUMMARY

Small Company Growth Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 7/1/91
Class A	7/1/91
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	9/12/94			[4]	[4]
Class C - Return Before Taxes	11/4/97
S&P Small Cap 600 Index[2] (no deduction for fees, expenses or taxes)
Russell 2000 Growth Index[3] (no deduction for fees, expenses or taxes)
[1]	The performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the Fund on March 26, 1996. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class A, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[3]	The Russell 2000 Growth Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares. The benchmark index for the Fund has changed from the S&P SmallCap 600 Index to the Russell 2000 Growth Index in order to better represent the investment policies for comparison purposes.
[4]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Small Company Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.65%	.65%	.65%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.19%	.19%	.19%
Total Annual Fund Operating Expenses	1.34%	1.84%	1.84%
Fee Waiver and/or Expense Reimbursement[4]	(.04)%	NONE	NONE
Net Expenses	1.30%	1.84%	1.84%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.30% of the average daily net assets of the Class A Shares, to 2.05% of the average daily net assets of the Class B Shares, and to 2.05% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Small Company Growth Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$650	$687	$187	$287	$187
3 Years	921	879	579	579	579
5 Years	1,214	1,195	995	995	995
10 Years	2,047	2,028	2,028	2,159	2,159
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $654.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Small Cap Value Fund*

(formerly One Group® Small Cap Value Fund)

What is the goal of the Fund?	The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $4 billion at the time of investment. These securities may include equity securities issued by real estate investment trusts (also known as REITs) and other real estate companies. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value. For more information about the Small Cap Value Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Initial public offerings (IPOs) and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from Banc One Investment Advisors’ estimate of their true worth. Investment

* Closed to new investors. Additional and new investments are permitted as described in the section entitled, “How to Do Business with the Funds — Purchasing Fund Shares.”

FUND SUMMARY

Small Cap Value Fund

advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stock’s intrinsic value may never be fully realized by the market or that a stock judged by Banc One Investment Advisors to be undervalued may actually be appropriately priced.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Real Estate Securities. The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk. In addition to the risks facing real estate securities, the Fund’s investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND SUMMARY

Small Cap Value Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1 — Class A Shares

[1]	The performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund and the Pegasus Small Cap Opportunity Fund for the period before the consolidation with the Fund on March 22, 1999. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Small Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	21.35%	4Q2001	Worst Quarter:	-24.09%	3Q1998

FUND SUMMARY

Small Cap Value Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 6/30/72
Class A	1/27/95
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/27/95			[3]	[3]
Class C - Return Before Taxes	3/22/99
Russell 2000 Value Index[2] (no deduction for fees, expenses or taxes)
[1]	The performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund, and the Pegasus Small Cap Opportunity Fund for the period before the consolidation with the Fund on March 22, 1999. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Small Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Russell 2000 Value Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[3]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Small Cap Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.65%	.65%	.65%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.20%	.20%	.20%
Total Annual Fund Operating Expenses	1.35%	1.85%	1.85%
Fee Waiver and/or Expense Reimbursement[4]	(.10)%	NONE	NONE
Net Expenses	1.25%	1.85%	1.85%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.25% of the average daily net assets of the Class A Shares, to 2.00% of the average daily net assets of the Class B Shares, and to 2.00% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Small Cap Value Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$646	$688	$188	$288	$188
3 Years	914	882	582	582	582
5 Years	1,210	1,201	1,001	1,001	1,001
10 Years	2,048	2,039	2,039	2,169	2,169
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $655.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Strategic Small Cap Value Fund*

(formerly One Group® Strategic Small Cap Value Fund)

What is the goal of the Fund?	The Fund seeks long-term capital appreciation primarily by investing in equity securities of small-capitalization companies.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $3 billion at the time of investment. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach and considers factors such as market capitalization, balance sheet strength, and the outlook for improving or sustained return on capital. Banc One Investment Advisors will consider factors such as dividend yield, free cash flow, and management depth as secondary considerations. Stocks will be sold based on share price considerations, capitalization, valuation, perceived risk, or substantial changes in the fundamental outlook for the company or the industry. For more information about the Strategic Small Cap Value Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Initial public offerings (IPOs) and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from Banc One Investment Advisors’ estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stock’s intrinsic value may never be fully

*	As of the date of this prospectus, the Fund had not commenced operations.

FUND SUMMARY

Strategic Small Cap Value Fund

realized by the market or that a stock judged by Banc One Investment Advisors to be undervalued may actually be appropriately priced.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Short Selling Risk. As part of its investment strategy, the Fund may engage in short selling. In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

After short selling the borrowed security, the Fund is then obligated to ‘cover’ the short sale by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or ‘close out’ the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short-sellers of the same security want to close out their positions at the same time, a ‘short squeeze’ can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale.

Real Estate Securities. The Strategic Small Cap Value Fund’s investment in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and price may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Fund invests is also

FUND SUMMARY

Strategic Small Cap Value Fund

largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk. In addition to the risks facing real estate securities, the Strategic Small Cap Value Fund’s investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

This section normally would include a bar chart and average annual total return table. This information is not included because, as of the date of this prospectus, the Fund had not commenced operations and the Fund does not have a full calendar year of investment returns.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.65%	.65%	.65%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.45%	.45%	.45%
Total Annual Fund Operating Expenses	1.60%	2.10%	2.10%
Fee Waiver and/or Expense Reimbursement[4]	(.10)%	NONE	NONE
Net Expenses	1.50%	2.10%	2.10%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.50% of the average daily net assets of the Class A Shares, to 2.25% of the average daily net assets of the Class B Shares, and to 2.25% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Strategic Small Cap Value Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$670	$713	$213	$313	$213
3 Years	987	958	658	658	658
5 Years	1,334	1,329	1,129	1,129	1,129
10 Years	2,310	2,304	2,304	2,431	2,431
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $679.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Diversified Mid Cap Growth Fund

(formerly One Group® Mid Cap Growth Fund)

What is the goal of the Fund?	The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Growth Index at the time of investment. Typically, the Fund acquires shares of companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Dividend return is not a primary factor in security selection. The Fund also invests in smaller companies in emerging growth industries. For more information about the Diversified Mid Cap Growth Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by Banc One Investment Advisors regardless of movements in the securities markets.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic

FUND SUMMARY

Diversified Mid Cap Growth Fund

events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

How has the Fund performed?

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	39.73%	4Q1998	Worst Quarter:	-21.07%	3Q2001

FUND SUMMARY

Diversified Mid Cap Growth Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS		PERFORMANCE SINCE 3/2/89
Class A	2/18/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Before Taxes Return	1/14/94				[4]		[4]
Class C - Return Before Taxes	11/4/97
Russell Mid Cap Growth Index[2] (no deduction for fees, expenses, or taxes)
S&P Mid Cap 400/BARRA Growth Index[3] (no deduction for fees, expenses, or taxes)							*
[1]	Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Russell Mid Cap Growth Index is an unmanaged index generally representative of the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares. The benchmark index for the Mid Cap Growth Fund has changed from the S&P MidCap 400/BARRA Growth Index to the Russell Mid Cap Growth Index in order to better represent the investment policies for comparison purposes.
[3]	The S&P MidCap 400/BARRA Growth Index is an unmanaged index generally representative of the performance of the highest price-to-book securities in the S&P MidCap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[4]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Diversified Mid Cap Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.65%	.65%	.65%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.19%	.19%	.19%
Total Annual Fund Operating Expenses	1.34%	1.84%	1.84%
Fee Waiver and/or Expense Reimbursement[4]	(.10)%	NONE	NONE
Net Expenses	1.24%	1.84%	1.84%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.24% of the average daily net assets of the Class A Shares, to 1.99% of the average daily net assets of the Class B Shares, and to 1.99% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Diversified Mid Cap Growth Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$645	$687	$187	$287	$187
3 Years	911	879	579	579	579
5 Years	1,204	1,195	995	995	995
10 Years	2,038	2,028	2,028	2,159	2,159
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be as follows $654.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Diversified Mid Cap Value Fund

(formerly One Group® Mid Cap Value Fund)

What is the goal of the Fund?	The Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Value Index at the time of investment. In choosing investments, the Fund considers the issuer’s soundness and earnings prospects on a long-term basis. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. Banc One Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flow. Stocks are sold based on price considerations or when other stocks present better opportunities. For more information about the Diversified Mid Cap Value Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from Banc One Investment Advisors’ estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends.

FUND SUMMARY

Diversified Mid Cap Value Fund

Value investing is subject to the risk that the stock’s intrinsic value may never be fully realized by the market or that a stock judged by Banc One Investment Advisors to be undervalued may actually be appropriately priced.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

How has the Fund performed?

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	16.22%	2Q2003	Worst Quarter:	-17.75%	3Q2002

FUND SUMMARY

Diversified Mid Cap Value Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS		PERFORMANCE SINCE 3/2/89
Class A	2/18/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/14/94				[4]		[4]
Class C - Return Before Taxes	3/22/99
Russell Mid Cap Value Index[2] (no deduction for fees, expenses or taxes)
S&P MidCap 400/BARRA Value Index[3] (no deduction for fees, expenses or taxes)							*
[1]	Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Russell Mid Cap Value Index is an unmanaged index generally representative of the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares. The benchmark index for the Fund has changed from the S&P MidCap 400/BARRA Value Index to the Russell Mid Cap Value Index in order to better represent the investment policies for comparison purposes.
[3]	The S&P MidCap 400/BARRA Value Index is an unmanaged index generally representative of the performance of the lowest price-to-book securities in the S&P Mid Cap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[4]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Diversified Mid Cap Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.65%	.65%	.65%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.16%	.16%	.16%
Total Annual Fund Operating Expenses	1.31%	1.81%	1.81%
Fee Waiver and/or Expense Reimbursement[4]	(.07)%	NONE	NONE
Net Expenses	1.24%	1.81%	1.81%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.24% of the average daily net assets of the Class A Shares, to 1.99% of the average daily net assets of the Class B Shares, and to 1.99% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Diversified Mid Cap Value Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$645	$684	$184	$284	$184
3 Years	907	869	569	569	569
5 Years	1,194	1,180	980	980	980
10 Years	2,010	1,996	1,996	2,127	2,127
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $651.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Diversified Mid Cap Fund

(formerly One Group® Diversified Mid Cap Fund)

What is the goal of the Fund?	The Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Index at the time of investment. The Fund looks for companies of this size with strong potential, attractive valuation, growing market share and a sustainable competitive advantage. In choosing mid cap securities, the Fund invests in both value- and growth-oriented companies. For more information about the Diversified Mid Cap Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND SUMMARY

Diversified Mid Cap Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1 — Class A Shares

[1]	The performance data for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Mid Cap Opportunity Fund and the Pegasus Mid Cap Opportunity Fund.

Best Quarter:	22.63%	4Q1998	Worst Quarter:	-20.72%	3Q1998

FUND SUMMARY

Diversified Mid Cap Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/31/83
Class A	5/1/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	9/23/96			[4]	[4]
Class C - Return Before Taxes	3/22/99
Russell Mid Cap Index[2] (no deduction for fees, expenses or taxes)
S&P MidCap 400 Index[3] (no deduction for fees, expenses or taxes)
[1]	The performance data for periods prior to March 22, 1999 reflects the performance of a common trust fund, the predecessor to the Pegasus Mid Cap Opportunity Fund and the Pegasus Mid Cap Opportunity Fund. The predecessor to the Pegasus Mid Cap Opportunity Fund commenced operations on June 1, 1991 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus International Equity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Russell Mid Cap Index is an unmanaged index generally representative of the performance of those Russell Mid Cap companies with . The benchmark index for the Fund has changed from the S&P MidCap 400 Index to the Russell Mid Cap Index in order to better represent the investment policies for comparison purposes.
[3]The	S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[4]Class	B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Diversified Mid Cap Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.65%	.65%	.65%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.16%	.16%	.16%
Total Annual Fund Operating Expenses	1.31%	1.81%	1.81%
Fee Waiver and/or Expense Reimbursement[4]	(.07)%	NONE	NONE
Net Expenses	1.24%	1.81%	1.81%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.24% of the average daily net assets of the Class A Shares, to 1.99% of the average daily net assets of the Class B Shares, and to 1.99% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Diversified Mid Cap Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$645	$684	$184	$284	$184
3 Years	907	869	569	569	569
5 Years	1,194	1,180	980	980	980
10 Years	2,010	1,996	1,996	2,127	2,127
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $651.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Large Cap Growth Fund

(formerly One Group® Large Cap Growth Fund)

What is the goal of the Fund?	The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Fund invests in companies with a history of above-average growth or companies expected to enter periods of above-average growth. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-sales and price-to-cash flows as compared to their peers and their expected and historic growth rates. Stocks are sold based upon price considerations or when deteriorating fundamentals are expected to be long-term in nature. For more information about the Large Cap Growth Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by Banc One Investment Advisors regardless of movements in the securities markets.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND SUMMARY

Large Cap Growth Fund

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1 — Class A Shares

[1]	Historical performance shown for Class A prior to its inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect differences in expenses between classes.

Best Quarter:	24.37%	4Q1998	Worst Quarter:	-19.80%	4Q2000

FUND SUMMARY

Large Cap Growth Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 2/28/92
Class A	2/22/94
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/14/94			[3]	[3]
Class C - Return Before Taxes	11/4/97
Russell 1000 Growth Index[2] (no deduction for fees, expenses or taxes)
[1]	Historical performance shown for Classes A, B, and C Shares prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Russell 1000 Growth Index is an unmanaged index representing the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[3]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Large Cap Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.50%	.50%	.50%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.22%	.22%	.22%
Total Annual Fund Operating Expenses[4]	1.22%	1.72%	1.72%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.24% of the average daily net assets of the Class A Shares, to 1.99% of the average daily net assets of the Class B Shares, and to 1.99% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Large Cap Growth Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B1	CLASS B1	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year	$643	$675	$175	$275	$175
3 Years	892	842	542	542	542
5 Years	1,160	1,133	933	933	933
10 Years	1,925	1,898	1,898	2,030	2,030
[1]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Large Cap Value Fund

(formerly One Group® Large Cap Value Fund)

What is the goal of the Fund?	The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of large companies with market capitalizations in excess of $4 billion at the time of investment. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. The Fund also may invest in the stock of companies which have “breakup values” well in excess of current market values or which have uniquely undervalued corporate assets. Banc One Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flows. Stocks are sold based on price considerations or when other stocks present better opportunities. For more information about the Large Cap Value Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from Banc One Investment Advisors’ estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends.

FUND SUMMARY

Large Cap Value Fund

Value investing is subject to the risk that the stock’s intrinsic value may never be fully realized by the market or that a stock judged by Banc One Investment Advisors to be undervalued may actually be appropriately priced.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	17.36%	2Q2003	Worst Quarter:	-20.78%	3Q2002

FUND SUMMARY

Large Cap Value Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS		PERFORMANCE SINCE 3/1/91
Class A	2/18/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares					[4]		[4]
Class B - Return Before Taxes	1/14/94
Class C - Return Before Taxes	3/22/99
Russell 1000 Value Index[2] (no deduction for fees, expenses or taxes)
S&P 500/BARRA Value Index[3] (no deduction for fees, expenses or taxes)
[1]	Historical performance shown for Classes A, B, and C Shares prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares. The benchmark index for the Large Cap Value Fund has changed from the S&P 500/BARRA Value Index to the Russell 1000 Value Index effective January 1, 2004 in order to better represent the investment policies for comparison purposes.
[3]	The S&P 500/BARRA Value Index is an unmanaged index representing the performance of the lowest price- to-book securities in the S&P 500 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[4]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Large Cap Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.40%	.40%	.40%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.15%	.15%	.15%
Total Annual Fund Operating Expenses[4]	1.05%	1.55%	1.55%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.24% of the average daily net assets of the Class A Shares, to 1.99% of the average daily net assets of the Class B Shares, and to 1.99% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Large Cap Value Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B1	CLASS B1	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year	$626	$658	$158	$258	$158
3 Years	842	790	490	490	490
5 Years	1,074	1,045	845	845	845
10 Years	1,740	1,711	1,711	1,845	1,845
[1]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Dividend Income Fund

(formerly One Group® Equity Income Fund)

What is the goal of the Fund?	The Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund attempts to keep its dividend yield above the Standard & Poor’s 500 Composite Price Index (S&P 500 Index)[1] by investing in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. As part of its main investment strategy, the Fund may invest in convertible bonds and REITs. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what Banc One Investment Advisors believes to be their long-term investment value. For more information about the Dividend Income Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

[1]	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

What is a REIT?

A REIT or a real estate investment trust is a pooled investment vehicle which invests in income-producing real estate or real estate loans. REITs are classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. As part of its main investment strategy, the Fund invests in equity REITs. Equity REITs mainly invest directly in real estate and obtain income from collecting rents. REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

FUND SUMMARY

Dividend Income Fund

Yield. Because of the Fund’s emphasis on yield, the Fund may purchase stocks of companies that are out of favor with the financial community. These stocks may have less of a chance for capital appreciation than securities of companies that are considered to be more attractive investments. In addition, there can be no assurance that a company will continue to pay dividends.

Real Estate Securities. The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk. In addition to the risks facing real estate securities, the Fund’s investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	16.60%	2Q1997	Worst Quarter:	-17.00%	3Q2002

FUND SUMMARY

Dividend Income Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 7/2/87
Class A	2/18/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/14/94			[3]	[3]
Class C - Return Before Taxes	11/4/97
S&P 500 Index[2] (no deduction for fees, expenses or taxes)
[1]	Historical performance shown for Classes A, B, and C Shares prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[3]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Dividend Income Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.40%	.40%	.40%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.21%	.21%	.21%
Total Annual Fund Operating Expenses[4]	1.11%	1.61%	1.61%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.24% of the average daily net assets of the Class A Shares, to 1.99% of the average daily net assets of the Class B Shares, and to 1.99% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Dividend Income Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B1	CLASS B1	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year	$632	$664	$164	$264	$164
3 Years	859	808	508	508	508
5 Years	1,104	1,076	876	876	876
10 Years	1,806	1,777	1,777	1,911	1,911
[1]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Diversified Equity Fund

(formerly One Group® Diversified Equity Fund)

What is the goal of the Fund?	The Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

What are the Fund’s main investment strategies?

The Fund invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies as well as blended companies which have both value and growth characteristics. For more information about the Diversified Equity Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND SUMMARY

Diversified Equity Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1 — Class A Shares

[1]	The performance data includes the performance of the Paragon Value Equity Income Fund for the period before its consolidation with the Fund on March 26, 1996.

Best Quarter:	21.43%	4Q1998	Worst Quarter:	-17.55%	3Q2002

FUND SUMMARY

Diversified Equity Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/29/89
Class A	12/29/89
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	9/9/94			[3]	[3]
Class C - Return Before Taxes	11/4/97
S&P 500 Index[2] (no deduction for fees, expenses or taxes)
[1]	The performance data includes the performance of the Paragon Value Equity Income Fund for the period before its consolidation with the Fund on March 26, 1996. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class A, the original class offered. All prior class performance has been adjusted to reflect the difference in expenses and sales charges between the classes.
[2]	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[3]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement

FUND SUMMARY

Diversified Equity Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.40%	.40%	.40%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.14%	.14%	.14%
Total Annual Fund Operating Expenses[4]	1.04%	1.54%	1.54%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.24% of the average daily net assets of the Class A Shares, to 1.99% of the average daily net assets of the Class B Shares, and to 1.99% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Diversified Equity Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B1	CLASS B1	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year	$625	$657	$157	$257	$157
3 Years	839	786	486	486	486
5 Years	1,069	1,039	839	839	839
10 Years	1,729	1,700	1,700	1,834	1,834
[1]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Balanced Fund

(formerly One Group® Balanced Fund)

What is the goal of the Fund?	The Fund seeks to provide total return while preserving capital.

What are the Fund’s main investment strategies?

The Fund invests in a combination of stocks (including both growth and value securities), fixed income securities and money market instruments. Banc One Investment Advisors will regularly review the Fund’s asset allocations and vary them over time to favor investments that it believes will provide the most favorable total return. In making asset allocation decisions, Banc One Investment Advisors will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. Because the Fund seeks total return over the long term, asset allocation shifts will be made gradually over time. For more information about the Balanced Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk. In connection with the Fund’s fixed income strategy, the Fund invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to

FUND SUMMARY

Balanced Fund

greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Prepayment and Call Risk. As part of its fixed income investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	12.36%	4Q1998	Worst Quarter:	-9.18%	3Q2002

FUND SUMMARY

Balanced Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041,2

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 4/2/93
Class A	4/2/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/14/94			[6]	[6]
Class C - Return Before Taxes	5/30/00
S&P 500 Index[3] (no deduction for fees, expenses or taxes)
Lehman Brothers Intermediate Government/Credit Bond Index[4] (no deduction for fees, expenses or taxes)
Lipper Balanced Funds Index[5] (no deduction for sales charges or taxes)
[1]	This table compares the average annual return of the Fund, which holds a mix of stocks, bonds and other debt securities, to an unmanaged, broad-based index (e.g., the S&P 500 Index) as well as supplemental indices for the period indicated.
[2]	Historical performance shown for Classes B and C prior to their inception is based on the performance of Class A, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[3]	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[4]	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[5]	The Lipper Balanced Funds Index is an index of approximately the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such investment management fees. These expenses are not identical to the expenses charged by the Fund.
[6]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.55%	.55%	.55%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.33%	.33%	.33%
Total Annual Fund Operating Expenses	1.38%	1.88%	1.88%
Fee Waiver and/or Expense Reimbursement[4]	(.24)%	NONE	NONE
Net Expenses	1.14%	1.88%	1.88%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.14% of the average daily net assets of the Class A Shares, to 1.89% of the average daily net assets of the Class B Shares, and to 1.89% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Balanced Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$635	$691	$191	$291	$191
3 Years	900	891	591	591	591
5 Years	1,202	1,216	1,016	1,016	1,016
10 Years	2,059	2,071	2,071	2,201	2,201
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $658.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Equity Index Fund

(formerly One Group® Equity Index Fund)

What is the goal of the Fund?	The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).[1]

[1]	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

What are the Fund’s main investment strategies?

The Fund invests mainly in stocks included in the S&P 500 Index. The Fund also may invest in stock index futures and other equity derivatives. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s expenses. For more information about the Equity Index Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Index Investing. The Fund attempts to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND SUMMARY

Equity Index Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year ) — Class A Shares

Best Quarter:	21.23%	4Q1998	Worst Quarter	-17.40%	3Q2002

FUND SUMMARY

Equity Index Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 7/2/91
Class A	2/18/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/14/94			[3]	[3]
Class C - Return Before Taxes	11/4/97
S&P 500 Index[2] (no deduction for fees, expenses or taxes)
[1]	Historical performance shown for Classes A, B, and C Shares prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes.
[2]	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[3]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Equity Index Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.25%	.25%	.25%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.18%	.18%	.18%
Total Annual Fund Operating Expenses	.93%	1.43%	1.43%
Fee Waiver and/or Expense Reimbursement[4]	(.33)%	(.08)%	(.08)%
Net Expenses	.60%	1.35%	1.35%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .60% of the average daily net assets of the Class A Shares, to 1.35% of the average daily net assets of the Class B Shares, and to 1.35% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Equity Index Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$583	$637	$137	$237	$137
3 Years	751	739	439	439	439
5 Years	959	968	768	768	768
10 Years	1,556	1,564	1,564	1,700	1,700
[1]	Without contractual fee waivers, 1 Year expenses would be as follows:

Class A	$615
Class B (with redemption)	$646
Class B (no redemption)	$146
Class C (with redemption)	$246
Class C (no redemption)	$146
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Market Expansion Index Fund

(formerly One Group® Market Expansion Index Fund)

What is the goal of the Fund?

The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small - and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).[1]

[1] “S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

What are the Fund’s main investment strategies?

The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indices. Because the Fund uses an enhanced index strategy, not all of the stocks in the indices are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the indices. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indices in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indices of at least 0.95, without taking into account the Fund’s expenses. For more information about the Market Expansion Index Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Index Investing. The Fund attempts to track the performance of the S&P SmallCap 600 Index and the S&P MidCap 400 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities

FUND SUMMARY

Market Expansion Index Fund

may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown

Bar Chart (per calendar year)1 — Class A Shares

[1]	The performance data includes the performance of the Pegasus Market Expansion Index Fund before it consolidated with the Fund on March 22, 1999.

Best Quarter:	18.40%	2Q2003	Worst Quarter:	-17.70%	3Q2002

FUND SUMMARY

Market Expansion Index Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 7/31/98
Class A	7/31/98
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	7/31/98
Class C - Return Before Taxes	3/22/99
S&P 1000 Index[2] (no deduction for fees, expenses or taxes)
[1]	The performance data includes the performance of the Pegasus Market Expansion Index Fund before it consolidated with the Fund on March 22, 1999. Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.
[2]	The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Market Expansion Index Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.25%	.25%	.25%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.27%	.27%	.27%
Total Annual Fund Operating Expenses	1.02%	1.52%	1.52%
Fee Waiver and/or Expense Reimbursement[4]	(.20)%	NONE	NONE
Net Expenses	.82%	1.52%	1.52%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .82% of the average daily net assets of the Class A Shares, to 1.57% of the average daily net assets of the Class B Shares, and to 1.57% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Market Expansion Index Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$604	$655	$155	$255	$155
3 Years	800	780	480	480	480
5 Years	1,026	1,029	829	829	829
10 Years	1,676	1,678	1,678	1,813	1,813
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $624.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Health Sciences Fund

(formerly One Group® Health Sciences Fund)

What is the goal of the Fund?	The Fund is designed to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

The Fund mainly invests in equity securities of companies engaged in the research, development, production or distribution of products and services related to biotechnology, health care or medicine. These companies include biotechnology companies, pharmaceutical companies, medical supply and equipment companies, and companies engaged in medical, diagnostic, or other related research and development. In selecting investments for the Fund, Banc One Investment Advisors will seek to identify companies that are well positioned for growth. In addition, consideration will be given to companies with services that generate cost savings for the healthcare system. Banc One Investment Advisors also selects stocks based on revenue and earnings potential and attractive relative valuations. Although the Fund may invest in companies of any size, the Fund will typically invest in large-and mid-capitalization companies. Stocks will be considered for sale when companies experience a decline in fundamentals or when there is a negative change in the fundamental outlook for the industry in which the company operates or the valuation of the stock. For more information about the Health Sciences Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Securities of Health Sciences Companies. The Fund’s performance is closely tied to, and affected by, the performance of the industries in the health sciences sector. Health sciences companies are subject to comprehensive government regulation and scrutiny. The activities of health sciences companies may be dependent upon government funding and reimbursements from governmental programs and agencies. Moreover, new products may require regulatory approval. As a result, adverse actions (or market concerns with prospective actions) by governmental entities such as withdrawal of funding, changes in legislation and regulation, or denial or delays in regulatory approvals, may have an adverse impact on the Fund’s share price. In addition, the Fund may be adversely impacted by increased competition among health sciences companies, patent infringement, product liability and other litigation, and product obsolescence.

FUND SUMMARY

Health Sciences Fund

Smaller Companies. The Fund’s investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund. Finally, emerging companies in the sector in which the Fund invests may not be profitable and may not anticipate earning profits in the foreseeable future.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Initial public offerings (IPOs) and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Non-Diversified. The Fund is considered non-diversified and can invest more of its assets in securities of a single issuer than a “diversified” fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the health sciences sector. Companies in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. For example, biotechnology companies, pharmaceutical companies, medical supply companies, and companies engaged in medical, diagnostic, or other related research and development are all part of the health sciences sector. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the health sciences sector of the economy or individual industries within the health sciences sector.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND SUMMARY

Health Sciences Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	18.76%	2Q2003	Worst Quarter:	-17.61%	2Q2002

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	PERFORMANCE SINCE 3/23/01
Class A	3/23/01
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	3/23/01
Class C - Return Before Taxes	3/23/01
Goldman Sachs Healthcare Index[1] (no deduction for fees, expenses or taxes)
[1]	The Goldman Sachs Healthcare Index is an unmanaged index generally representative of the performance of the healthcare segment of the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Health Sciences Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee on shares held less than 60 days	2.00%	2.00%	2.00%
(as a percentage of amount redeemed/exchanged)

Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.85%	.85%	.85%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.93%	.93%	.93%
Total Annual Fund Operating Expenses	2.28%	2.78%	2.78%
Fee Waiver and/or Expense Reimbursement[4]	(.68)%	(.43)%	(.43)%
Net Expenses	1.60%	2.35%	2.35%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.60% of the average daily net assets of the Class A Shares, to 2.35% of the average daily net assets of the Class B Shares, and to 2.35% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Health Sciences Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$679	$738	$238	$338	$238
3 Years	1,091	1,090	790	790	790
5 Years	1,575	1,600	1,400	1,400	1,400
10 Years	2,906	2,927	2,927	3,047	3,047
[1]	Without contractual fee waivers, 1 Year expenses would be as follows:

Class A	$744
Class B (with redemption)	$781
Class B (no redemption	$281
Class C (with redemption)	$381
Class C (no redemption)	$281
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Technology Fund

(formerly One Group® Technology Fund)

What is the goal of the Fund?	The Fund is designed to provide long-term capital growth.

What are the Fund’s main investment strategies?

The Fund mainly invests in equity securities of companies that have developed, or are expected to develop, products, processes or services that will provide significant technological advances and improvements. This may include, for example, companies that develop, produce or distribute products in the computer hardware, software, electronics, and communications sectors. In selecting investments, the Fund will generally invest in companies that are positioned for accelerated growth or higher earnings. In addition, the Fund also may invest in companies (regardless of size) whose stocks appear to be trading below their true value. For more information about the Technology Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Securities of Technology Companies. The Fund’s performance is closely tied to and affected by the technology sector. The stock price of technology companies tends to be more volatile than the stock price of companies in other industries. In addition, the valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios. Competitive pressures also may have a significant effect on the financial condition of technology-sensitive companies. Further, because of the rapid pace of technological development, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles. As a result, the Fund’s value and its returns may be considerably more volatile and pose greater risks than the values and returns of other mutual funds that do not focus their investments on companies in the technology sector.

Smaller Companies. The Fund’s investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund. Finally, emerging companies in the sector in which the Fund invests may not be profitable and may not anticipate earning profits in the foreseeable future.

FUND SUMMARY

Technology Fund

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Initial public offerings (IPOs) and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Non-Diversified. The Fund is considered non-diversified and can invest more of its assets in securities of a single issuer than a “diversified” fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the technology sector. Companies in the technology sector include companies involved in the development of products, processes or services that may provide significant technological advances and improvements. For example, companies that develop or distribute computer hardware and software, electronics and communications devices are in the technology sector. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the technology sector of the economy or individual industries within the technology sector.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

FUND SUMMARY

Technology Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	29.26%	4Q2001	Worst Quarter:	-33.28%	3Q2001

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	PERFORMANCE SINCE 7/28/00
Class A	7/28/00
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	7/28/00
Class C - Return Before Taxes	7/28/00
Goldman Sachs Technology Index[1] (no deduction for fees, expenses or taxes)
[1]	The Goldman Sachs Technology Index is an unmanaged index generally representative of the performance of the technology segment of the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Technology Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed/exchanged)	2.00%	2.00%	2.00%
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.98%	.98%	.98%
Total Annual Fund Operating Expenses	2.48%	2.98%	2.98%
Fee Waiver and/or Expense Reimbursement[4]	(.93)%	(.68)%	(.68)%
Net Expenses	1.55%	2.30%	2.30%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.55% of the average daily net assets of the Class A Shares, to 2.30% of the average daily net assets of the Class B Shares, and to 2.30% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Technology Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$674	$733	$233	$333	$233
3 Years	1,108	1,108	808	808	808
5 Years	1,632	1,658	1,458	1,458	1,458
10 Years	3,062	3,084	3,084	3,202	3,202
[1]	Without contractual fee waivers, 1 Year expenses would be as follows:

Class A	$763
Class B (with redemption)	$801
Class B (no redemption)	$301
Class C (with redemption)	$401
Class C (no redemption)	$301
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan International Equity Index Fund

(formerly One Group® International Equity Index Fund)

What is the goal of the Fund?

The Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International Europe, Australasia, Far East Gross Domestic Product Index (MSCI EAFE GDP Index).[1]

[1] “MSCI EAFE GDP Index” is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

What are the Fund’s main investment strategies?

The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund also may invest in stock index futures. Banc One Investment Advisors attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund’s expenses. As part of its investment strategy, the Fund may invest in securities of emerging international markets such as Mexico, Chile and Brazil. Banc One Investment Advisors selects securities of emerging markets based on size, risk and the ease of investing in the country’s market (e.g., reasonable settlement procedures). Most of the Fund’s assets will be denominated in foreign currencies. For more information about the International Equity Index Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Index Investing. The Fund attempts to track the performance of the MSCI EAFE GDP Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

FUND SUMMARY

International Equity Index Fund

Emerging Market Risk. The Fund may invest up to 10% of its net assets in securities of emerging international markets. The risks associated with foreign securities are magnified in countries in emerging markets. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	20.41%	4Q1998	Worst Quarter:	-19.96%	3Q2002

FUND SUMMARY

International Equity Index Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 10/28/92
Class A	4/23/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/14/94			[3]	[3]
Class C - Return Before Taxes	11/4/97
MSCI EAFE GDP Index[2] (no deduction for fees, expenses or taxes)
[1]	Historical performance shown for Classes A, B, and C Shares prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Morgan Stanley Capital International Europe, Australasia, Far East GDP Index (MSCI EAFE GDP Index) is an unmanaged index generally representative of the performance of international stock markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[3]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” column represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

International Equity Index Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee on shares held less than 60 days	2.00%	2.00%	2.00%
(as a percentage of amount redeemed/exchanged)

Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.55%	.55%	.55%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.21%	.21%	.21%
Total Annual Fund Operating Expenses	1.26%	1.76%	1.76%
Fee Waiver and/or Expense Reimbursement[4]	(.08)%	NONE	NONE
Net Expenses	1.18%	1.76%	1.76%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	The Fund’s investment adviser, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.18% of the average daily net assets of the Class A Shares, to 1.93% of the average daily net assets of the Class B Shares, and to 1.93% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

International Equity Index Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$639	$679	$179	$279	$179
3 Years	891	854	554	554	554
5 Years	1,167	1,154	954	954	954
10 Years	1,955	1,942	1,942	2,073	2,073
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $647.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Diversified International Fund

(formerly One Group® Diversified International Fund)

What is the goal of the Fund?	The Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of companies located in Europe, Asia and Latin America. The Fund also will invest in other regions and countries that present attractive investment opportunities, including developing countries. In selecting a country for investment, Banc One Investment Advisors analyzes global economic, political and market conditions. In selecting individual securities, Banc One Investment Advisors emphasizes core holdings that are diversified by region, country, sector and capitalization. Securities also are selected based upon such characteristics as discounted cash flow valuation, price-to-earnings, price-to-book and dividend yield. For more information about the Diversified International Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. Because the Fund may invest over 25% of its total assets in a single country, political and economic developments in that country will have a greater impact on the performance of the Fund than would be the case if the Fund were more widely diversified.

Emerging Markets Risk. The risks associated with foreign securities are magnified in countries in emerging markets. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities

FUND SUMMARY

Diversified International Fund

may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1 — Class A Shares

[1]	The performance data includes the performance of a common trust fund, the predecessor to the Pegasus International Equity Fund and the Pegasus International Equity Fund for the period prior to the consolidation with the Fund on March 22, 1999. The predecessor to the Pegasus International Equity Fund commenced operations on December 3, 1994, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus International Equity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Historical performance shown for Class A prior to its inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect differences in expenses between classes.

Best Quarter:	26.90%	4Q1999	Worst Quarter:	-19.27%	3Q2002

FUND SUMMARY

Diversified International Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 4/30/86
Class A	12/3/94
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	8/26/96			[3]	[3]
Class C - Return Before Taxes	3/22/99
MSCI EAFE + EMF Index[2] (no deduction for fees, expenses or taxes)
[1]	The performance data includes the performance of a common trust fund (inception 4/30/86), the predecessor to the Pegasus International Equity Fund, and the Pegasus International Equity Fund for periods prior to the consolidation with the Fund on March 22, 1999. The predecessor to the Pegasus International Equity Fund commenced operations on December 3, 1994, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus International Equity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Historical performance shown for Classes A, B, and C Shares prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and between classes.
[2]	The Morgan Stanley Capital International Europe, Australasia, Far East plus Emerging Markets Free Index (MSCI EAFE + EMF Index) is an unmanaged index generally representative of the performance of international stock markets and of emerging markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[3]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

FUND SUMMARY

Diversified International Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee on shares held less than 60 days	2.00%	2.00%	2.00%
(as a percentage of amount redeemed/exchanged)

Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.80%	.80%	.80%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.20%	.20%	.20%
Total Annual Fund Operating Expenses	1.50%	2.00%	2.00%
Fee Waiver and/or Expense Reimbursement[4]	(.15)%	NONE	NONE
Net Expenses	1.35%	2.00%	2.00%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.35% of the average daily net assets of the Class A Shares, to 2.10% of the average daily net assets of the Class B Shares, and to 2.10% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Diversified International Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$655	$703	$203	$303	$203
3 Years	950	927	627	627	627
5 Years	1,277	1,278	1,078	1,078	1,078
10 Years	2,199	2,199	2,199	2,327	2,327
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $670.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

More About the Funds

Each of the 17 Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors except for the JPMorgan International Equity Index Fund which will be managed by J.P. Morgan Investment Management Inc. if approved by shareholders of the Fund. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

Principal Investment Strategies	This prospectus describes 17 mutual funds with a variety of investment objectives, including total return, capital appreciation, current income and long-term capital growth. The principal investment strategies that are used to meet each Fund’s investment objective also are described in “Fund Summaries: Investments, Risk &
Performance” in the front of this prospectus. They also are described below. There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

JPMORGAN SMALL COMPANY GROWTH FUND.  The Fund mainly invests in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund’s investment objective.

•   Under normal circumstances, at least 80% of the Fund’s assets will be invested in the securities of small-capitalization companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

• The Fund may invest up to 25% of its net assets in foreign securities, including American Depositary Receipts.

•   The Fund also may invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities of small-capitalization companies.

JPMORGAN SMALL CAP VALUE FUND.  The Fund invests mainly in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies with market capitalizations of $100 million to $4 billion at the time of investment. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund’s investment objectives.

•   Under normal circumstances, at least 80% of the Fund’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of small-capitalization companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

• The Fund may invest up to 25% of the Fund’s net assets in foreign securities.

•   The Fund may also invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities of small-capitalization companies.

JPMORGAN STRATEGIC SMALL CAP VALUE FUND.  The Fund mainly invests in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. These securities may include equity securities issued by real estate investment trusts (also known as REITs) and other real estate companies. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund’s investment objectives. The Fund will ordinarily invest in between 60 to 100 small capitalization companies, but may go outside this range if market conditions warrant.

•   Under normal circumstances, at least 80% of the Fund’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of small-capitalization companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

• The Fund may invest up to 25% of its net assets in foreign securities, including American Depositary Receipts.

• The Fund may sell short stocks that Banc One Investment Advisors believes are overvalued. The value of the short positions will not exceed 10% of the Fund’s net assets.

•   The Fund also may invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities of small-capitalization companies.

JPMORGAN DIVERSIFIED MID CAP GROWTH FUND.  The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Growth Index at the time of investment.

•   Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of mid-cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

• A portion of the Fund’s assets may be held in cash equivalents.

JPMORGAN DIVERSIFIED MID CAP VALUE FUND.  The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Value Index at the time of investment.

•   Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of mid-cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

• A portion of the Fund’s assets may be held in cash equivalents.

JPMORGAN DIVERSIFIED MID CAP FUND.  The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Index at the time of investment.

•   Under normal circumstances, at least 80% of the Fund’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-cap companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•   Up to 25% of the Fund’s net assets may be invested in foreign securities. Up to 20% of the Fund’s assets may be invested in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main strategy is to invest in equity securities of mid-capitalization companies.

JPMORGAN LARGE CAP GROWTH FUND.  The Fund invests mainly in equity securities of large, well-established companies, including common stocks, and debt securities and preferred stocks which are convertible to common stocks. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

•   Under normal circumstances, at least 80% of the Fund’s assets will be invested in the equity securities of large, well-established companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

JPMORGAN LARGE CAP VALUE FUND.  The Fund invests in equity securities of large companies that are believed to be selling below their long-term investment values. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

•   Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of large companies, including common stocks, and debt securities and preferred stocks which are convertible to common stock. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

• A portion of the Fund’s assets may be held in cash equivalents.

JPMORGAN DIVIDEND INCOME FUND. The Fund invests in the equity securities of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics.

•   Under normal circumstances, at least 80% of the Fund’s assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

• A portion of the Fund’s assets may be held in cash equivalents.

JPMORGAN DIVERSIFIED EQUITY FUND. The Fund invests mainly in common stocks of companies that have the potential for continued earnings growth with strong fundamentals and a reasonable value.

• Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•   The Fund also may invest up to 20% of the Fund’s assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities.

JPMORGAN BALANCED FUND. The Fund invests in a combination of stocks, fixed income securities and money market instruments. Normally, the Fund will invest:

•   Between 40% and 75% of its total assets in all types of equity securities (including stocks of large-, mid- and small-capitalization companies and growth and value securities). Up to 25% of the Fund’s net assets may be invested in foreign securities, including American Depositary Receipts.

• Between 25% and 60% of its total assets in mid- to long-term fixed income securities, including bonds, notes and other debt securities. The balance will be invested in cash equivalents.

HOW DOES BANC ONE INVESTMENT ADVISORS SELECT FIXED INCOME SECURITIES FOR THE BALANCED FUND?

Banc One Investment Advisors analyzes four major factors in managing and constructing the portfolio of fixed income securities for the Balanced Fund: duration, market sector, maturity concentrations and individual securities. Rather than attempting to time the market, Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The fixed income portion of the Balanced Fund attempts to enhance total return by selecting market sectors and securities that offer risk/reward advantages based on market trends, structural make-up and credit trends. Individual securities that are purchased by the Fund are subject to a disciplined risk/ reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities).

JPMORGAN EQUITY INDEX FUND.  The Fund invests in stocks included in the S&P 500 Index. (The Fund also invests in stock index futures and other equity derivatives.) The Fund may hold up to 10% of its total assets in cash or cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation.)

• The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index.

• Banc One Investment Advisors generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

•   The Fund attempts to achieve a correlation between the performance of the Fund and that of the S&P 500 Index of at least 0.95, without taking into account Fund expenses. Perfect correlation would be 1.00.

JPMORGAN MARKET EXPANSION INDEX FUND. The Fund invests in stocks included in the S&P SmallCap 600 Index and S&P MidCap 400 Index.

• Under normal circumstances, the Fund will hold 80% or more of the stocks in the combined indices.

• The Fund also may invest up to 10% of its net assets in foreign securities, including Depositary Receipts.

•   Up to 10% of the Fund’s total assets may be held in cash and cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation.)

JPMORGAN HEALTH SCIENCES FUND.  The Fund mainly invests in equity securities of health sciences companies with an emphasis on companies that Banc One Investment Advisors believes will produce above-average growth.

•   Under normal circumstances, at least 80% of the Fund’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•   Up to 20% of the Fund’s assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, and equity securities of companies outside industries in the health sciences sector.

• The Fund also may invest up to 25% of its net assets in the securities of foreign issuers.

•   Under normal conditions, the Fund will invest at least 25% of its total assets in one industry or group of industries in the health sciences sector. Companies in an industry or group of industries in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine.

JPMORGAN TECHNOLOGY FUND.  The Fund mainly invests in equity securities that have, or are expected to develop, products, processes or services that will provide significant technological advances and improvements.

•   Under normal circumstances, at least 80% of the Fund’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of companies that develop significant technological advancements or improvements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•   Up to 20% of the Fund’s assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, and equity securities of companies outside the technology sector.

• The Fund also may invest up to 25% of its net assets in the securities of foreign issuers.

•   Under normal circumstances, the Fund will invest at least 25% of its total assets in one industry or group of industries in the technology sector. Companies in an industry or group of industries in the technology sector include companies engaged in the research, development, production, or distribution of products and services related to computer hardware and software, communications and electronics.

JPMORGAN INTERNATIONAL EQUITY INDEX FUND.  The Fund invests in stocks included in the MSCI EAFE GDP Index. (The Fund also invests in stock index futures.) The Fund’s investment adviser seeks to achieve a correlation between the performance of the Fund and that of the MSCI EAFE GDP Index of at least 0.90, without taking into account expenses. Perfect correlation would be 1.00.

•   Under normal circumstances, at least 80% of the Fund’s assets will be invested in common stocks (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over-the-counter), warrants, receipts and other equity securities that comprise the index or indices identified by the Fund. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•   No more than 10% of the Fund’s assets will be held in cash or cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of this 10% limitation.)

•   Up to 10% of the Fund’s net assets may be invested in securities of emerging international markets included in the Morgan Stanley Emerging Market Free Index, such as Mexico, Chile and Brazil. These investments may be made directly or through local exchanges, through publicly traded closed-end country funds or through “passive foreign investment companies.”

•   Up to 20% of the Fund’s assets may be invested in debt securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities, or by supranational issuers rated in one of the three highest rating categories.

• A substantial portion of the Fund’s assets will be denominated in foreign currencies.

JPMORGAN DIVERSIFIED INTERNATIONAL FUND. The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America.

•   At least 65% of the Fund’s total assets normally will be invested in foreign equity securities, consisting of common stock (including American Depositary Receipts), preferred stocks, rights, warrants, convertible securities, and other equity securities, as well as in foreign currencies and options on foreign currencies. The Fund may also invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in foreign equity securities.

Investment Risks	The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

DERIVATIVES.  The Funds may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

FOREIGN SECURITIES.  Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the International Equity Index Fund and the Diversified International Fund (and to a lesser extent, each Fund that may invest in foreign securities) is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

EUROPE.  Europe includes countries with highly-developed markets as well as countries with emerging markets. Many developed countries in Western Europe are members of the European Union and the European Monetary Union which require compliance with stringent fiscal and monetary controls. The markets of Eastern European countries continue to remain relatively undeveloped and are sensitive to political and economic developments.

ASIA.  Asia includes countries in all stages of economic development from the highly developed market economy of Japan to the emerging market economy of the People’s Republic of China. Generally, Asian economies face over-extension of credit, currency devaluation, rising unemployment, decreased exports and economic recessions. Currency devaluation in any one country may have a negative effect on the entire region. The markets in each Asian country suffered significant downturns and volatility in recent years. Although the Asian markets are recovering, continued volatility may persist.

LATIN AMERICA.  Latin American countries are considered to be emerging market economies that are marked by high interest rates, inflation and unemployment. Currency devaluation in any one country may have an adverse effect on the entire region. The markets in many Latin American countries have experienced significant downturns as well as significant volatility in recent years. Although the Latin American market appears to be recovering, continued volatility may persist. A small number of companies and industries, including the telecommunications sector, represent a large portion of the market in many Latin American countries.

SECURITIES OF HEALTH SCIENCES COMPANIES.  The Health Sciences Fund invests a significant portion of its assets in the securities of companies in industries in the health sciences sector. Because of this focus, the Fund’s performance is closely tied to, and affected by, regulatory, business and economic developments that impact industries in this sector.

•   Industries in the health sciences sector are subject to comprehensive government regulation and scrutiny. Changes in legislation or government regulation may have a detrimental impact on the Fund and its share price.

•   The activities of health sciences companies may be dependent upon government funding and reimbursements from governmental programs and agencies. If such funding is withdrawn or decreased, the Fund may be adversely impacted.

•   The Fund also invests in health sciences companies that are dependent upon the successful development of new products. Such products often require regulatory approval. Denial or delays of regulatory approvals may have an adverse impact on the companies in which the Fund invests. In addition, because of the rapid pace of medical research and development, products and services produced by such companies may become obsolete or have relatively short product cycles.

• Health sciences companies are especially vulnerable to patent infringement, product liability or other litigation.

•   The Fund may invest a significant portion of its assets in a single industry or small group of industries within the health sciences sector. Such concentration increases the risk of loss to the Fund.

SECURITIES OF TECHNOLOGY COMPANIES.  The Technology Fund invests a significant portion of its assets in the securities of companies in industries in the technology sector. Because of this focus, the Fund’s performance is closely tied to and affected by this sector. The valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios, price-to-book or dividend yield. This reflects the fact that many technology stocks are issued by relatively new companies that have not yet achieved profitability. Companies in the rapidly changing technology field also often have unusually high price volatility. For example, products and services that at first appear promising may not prove commercially successful. Such earnings disappointments can result in sharp stock price declines. Competitive pressures also may have a significant effect on the financial condition of technology-sensitive companies. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increasingly aggressive pricing may affect the profitability of companies in which the Fund invests. In addition, because of the rapid pace of technological development, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles. As a result the Fund’s value and returns may be considerably more volatile and pose greater risks than the value and returns of other mutual funds with greater diversification among economic sectors.

SHORT SALES RISK.  When Banc One Investment Advisors determines that a security is unattractive, the Strategic Small Cap Value Fund may sell the security short by borrowing it from a lender and selling it to a third party at the then current market price. In order to replace the borrowed securities, i.e., ‘cover the short position’, the Fund will be required to purchase, exchange or convert securities to return to the security’s lender. The Fund cannot guarantee that it will be able to replace a borrowed security at a particular time or at an acceptable price. If the borrowed securities have appreciated in value, the Fund will be required to pay more for the replacement securities than the amount it received for selling the security short. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed security declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction costs, is generally limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.

While the Fund has an open short position, it is always subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement shares immediately at the stock’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

Short sales also involve other costs. The Fund must repay to the lender an amount equal to any dividends or interest that accrue while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund closes the short position, it will maintain a segregated account with a custodian containing cash, U.S. government securities or other liquid securities. These assets used to cover the Fund’s short sales will not be available for any reason, including to meet redemption requests. The Fund will not make a short sale if, after giving effect to the sale, the market value of all securities sold short will exceed 10% of the value of such Fund’s net assets (exclusive of the cash proceeds of the short sale).

WHAT IS SHORT SELLING?

Short selling a security means borrowing it from a lender and then selling it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

Temporary Defensive Positions	To respond to unusual market conditions, the Funds may invest their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

The percentage of total assets that each Fund may invest in cash and cash equivalents is as follows:

FUND	% TOTAL ASSETS
Small Company Growth Fund	100
Small Cap Value Fund	100
Strategic Small Cap Value Fund	100
Diversified Mid Cap Growth Fund	100
Diversified Mid Cap Value Fund	100
Diversified Mid Cap Fund	100
Large Cap Growth Fund	100
Large Cap Value Fund	100
Dividend Income Fund	100
Diversified Equity Fund	100
Balanced Fund	100
Equity Index Fund	10	[1]
Market Expansion Index Fund	10	[1]
Health Sciences Fund	100
Technology Fund	100
International Equity Index Fund	10	[1]
Diversified International Fund	100

[1]	Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the percentage limitation.

Portfolio Turnover	The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

How to Do Business with the Funds

Purchasing Fund Shares

Where can I buy shares?	You may purchase Fund shares:

•   Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

• Directly from the Funds through the Distributor.

Who can buy shares?	• Class A, Class B and Class C Shares may be purchased by the general public.

When can I buy shares?

•   Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•   Only purchase requests accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•   If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•   On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•   If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

• Share ownership is electronically recorded, therefore no certificate will be issued.

•   The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•   The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•   Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•   Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•   Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•   In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?	• This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

•   Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

• You may pay a sales charge at the time of purchase.

• Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

• You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

• Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

• Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

• There is no maximum investment amount for Class A Shares.

Class B Shares

• You will not pay a sales charge at the time of purchase.

• A CDSC will apply on shares of the Fund sold within six years measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

• Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

• Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

• Class B Shares should not be used for investments of more than $99,999.

1.    You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your Financial Intermediary or the Funds of any and all accounts that may be linked together for the purposes of determining whether the application of the

Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing Your Class A Sales Charges.”

2.   Although the first Class A breakpoint is at investments of $50,000 or more, the length of your intended investment horizon may make Class B investments of between $50,000 and $99,999 more advantageous than an identical investment in Class A Shares.

3. Individual purchases of $100,000 or more will be rejected.

Class C Shares

• You will not pay a sales charge at the time of purchase.

• A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

•   Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

• There is no maximum investment amount for Class C Shares.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A person who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A person who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

How much do shares cost?	• Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

• Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

•   NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•   The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-

Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

•   A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?	1. Read the prospectus carefully, and select the fund or funds and share class most appropriate for you.

2. Decide how much you want to invest.

• Class A, Class B, and Class Shares are subject to a $1,000 minimum investment requirement per Fund.

• You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

• Subsequent investments must be at least $25 per Fund.

•   You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

•   Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

• For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

• A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares - Can I automatically invest on a systematic basis?.”

3.   When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

•   We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account

Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

•  Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

4. Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

• JPMorgan Funds Services; or

• The specific Fund in which you are investing.

• If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

5. If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?	Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

• Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

• Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

•   The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

• You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

• Select the “Systematic Investment Plan” option on the Account Application.

• Provide the necessary information about the bank account from which your investments will be made.

• The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

• You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

What does it mean that the Small Cap Value Fund is closed to new investors?

You may not purchase shares of the Small Cap Value Fund that is closed to new investors unless you already are a shareholder of that Fund. The Small Cap Value Fund is closed to new investors. If the Fund receives a purchase order directly from an investor who does not currently have an account with the closed Fund, an account may be opened for the investor in Morgan Class of the JPMorgan Cash Reserves Money Market Fund. The Fund will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If the Fund cannot contact the investor within 30 days, the entire investment will be refunded.

• Shareholders of record at the time the Small Cap Value Fund closed to new investors will be able to:

1.    Add to existing accounts through new purchases, the Systematic Investment Plan and reinvestment of dividends or capital gains distributions from shares owned in the Fund. This includes IRA account owners and participants in SEP and SIMPLE plans.

2. Add to existing accounts through exchanges from other Funds.

•    Participants in 401(k), 403(b) and 457 plans offering the Small Cap Value Fund at the time the Fund closed may open new accounts in the Fund and purchase additional shares in existing accounts. Participants in a 401(k), 403(b) and 457 plan that were not funded at the time the Small Cap Value Fund closed may also open new accounts in the Fund and purchase additional shares if the Fund received notice that such plan intended to offer the Fund prior to date of closing.

•    Portfolios of the CollegeChoice 529 Investment PlanSM offered by the Indiana Education Savings Authority (the 529 Plan) may purchase additional shares on behalf of existing 529 Plan participants as well as new participants who contribute to the 529 Plan after the close of Small Cap Value Fund.

•    Financial Intermediaries operating wrap accounts for which the Small Cap Value Fund was a specific percentage of the wrap account’s investment allocation may continue to purchase shares for both existing clients and clients who do not have an account with the Fund at the time the Fund closed; provided the percentage of the allocation to the Fund is fixed, from time to time, by the wrap account sponsor and not by the clients. For wrap accounts where the Small Cap Value Fund’s percentage may be changed or determined by the client, Financial Intermediaries may continue to purchase shares only for clients with existing wrap account balances in the Fund, but may not open new accounts for clients who did not have account balances with the Fund at the time the Fund closed.

•    Please keep in mind that if you sell all of the shares of the Small Cap Value Fund held in your account, your account will be closed and you will not be able to buy additional Fund shares or reopen your account as long as the Fund remains closed to new investors. In addition, if your account balance falls below the required minimum account balance, all of your remaining shares may be subject to involuntary redemption and your account closed as described below. If this occurs, you will not be permitted to reopen your account as long as the Fund remains closed to new investors.

The Fund reserves the right to modify this policy at any time.

Sales Charges	The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in “Management of the Funds.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com. and click on the hyperlinks “JPMorgan Funds” and “Fees and Pricing” or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

AMOUNT OF PURCHASES	SALE CHARGE AS A % OF THE OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT[1]	COMMISSION AS A % OF OFFERING PRICE
Less Than $50,000	5.25	5.54	4.75
$50,000-$99,999	4.50	4.71	4.05
$100,000-$249,999	3.50	3.63	3.05
$250,000-$499,999	2.50	2.56	2.05
$500,000-$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

[1]	The actual sales charge you pay may differ slightly from the rate disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. Please see the Statement of AdditionaI Information for more details.

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial

Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the Funds that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

•  Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1. Your account(s);

2. Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5. Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•  Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.   Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

• The JPMorgan Funds.

• JPMorgan Chase & Co. (JPMorgan Chase) and its subsidiaries and affiliates.

4. Bought by employees of:

• Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•  Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

• Washington Management Corporation and its subsidiaries and affiliates.

• The BISYS Group, Inc. and its subsidiaries and affiliates.

5. Bought by:

•  Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•  Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•  Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

• Tuition programs that qualify under Section 529 of the Internal Revenue Code.

• An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•  A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

• Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.   Bought with proceeds from the sale of Select Shares of a JPMorgan Fund or acquired in an exchange of Select Shares of a Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.   Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9. Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganizations of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

11. Purchased during a JPMorgan Fund’s special offering.

12.  Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B Shares are offered at NAV per share, without any up-front sales charges. However, if you redeem Class B within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	5.00
1-2	4.00
2-3	3.00
3-4	3.00
4-5	2.00
5-6	1.00
More than 6	NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

• After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

•   You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

•   Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

• If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	1.00
After first year	NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class B and Class C CDSC is Calculated

• The Fund assumes that all purchases made in a given month were made on the first day of the month.

•   For Class B Shares purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares purchased on or after November 1, 2002 and Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

• No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

•   To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

•   If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.    If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?.”

2.   Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3.   If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4.   That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6. That are involuntary resulting from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

8.   Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?.”

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Rule 12b-1 Fees	Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds.
These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the
Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule
12b-1 fees to Financial Intermediaries that sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees will vary by share class as follows:

1. Class A Shares will pay a Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.   Class B and Class C Shares will pay a Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Fees	The JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing
Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain shareholder services and related services to the Funds. For performing these services, JPMDS, as shareholder servicing agent will receive an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and shareholder servicing fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Exchanging Fund Shares

What are my exchange privileges?

•   Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

• Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

•   Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Tax Free Bond Fund and JPMorgan Ultra Short Term Bond Fund (Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

• Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?	Exchange requests are processed the same business day they are received, provided:
• The Fund receives the request by 4:00 p.m. ET.

• You have contacted your Financial Intermediary, if necessary.

• All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?	Generally, you will not pay a sales charge on an exchange. However:
• If you exchange Class B or Class C Shares of a Fund for Class B Shares or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short-Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Do I pay a redemption fee on an exchange?	Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. (See “Do I pay a redemption fee?” below).

Are exchanges taxable?	Generally:

• An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

• An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

• You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?	No.

•  However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•  Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the exchange.

Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•  Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

• A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?	You may use any of the following methods to redeem your shares:

1. You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

2. You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3. We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4. You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

• You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

• You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

• On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

•   Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

What will my shares be worth?

•   If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

Do I pay a redemption fee?

•   If you sell your shares of the Health Sciences Fund, Technology Fund, International Equity Index Fund, or Diversified International Fund fees within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan’s entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

•   The redemption fees are paid to the Health Sciences Fund, Technology Fund, International Equity Index Fund or Diversified International Fund, as applicable, and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Health Sciences Fund, Technology Fund, International Equity Index Fund or Diversified International Fund do not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

•   Certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Health Sciences Fund, Technology Fund, International Equity Index Fund or Diversified International Fund will be able to apply the fee to such accounts in an effective manner.

Can I redeem by telephone?	Yes, if you selected this option on your Account Application.

• Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•   Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•   The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•   You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

• You may write to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Can I redeem on a systematic basis?

1.    If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

• Select the “Systematic Withdrawal Plan” option on the Account Application.

• Specify the amount you wish to receive and the frequency of the payments.

• You may designate a person other than yourself as the payee.

• There is no fee for this service.

2. If you select this option, please keep in mind that:

•   It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

• Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

• Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.   The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share shares of the applicable class.

4.   If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5. You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•   Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•   Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2.   If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

• The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

• You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Shareholder Information

Voting Rights	The Funds do not hold annual shareholder meetings, but may hold special meetings.
The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

Dividends

Except for the Balanced Fund, Dividend Income Fund, International Equity Index Fund, the Diversified International Fund, the Health Sciences Fund and the Technology Fund, the Funds generally declare dividends on the last business day of each quarter. The Balanced Fund and the Dividend Income Fund generally declare dividends on the last business day of the month. The International Equity Index Fund, the Diversified International Fund, the Health Sciences Fund and the Technology Fund generally declare dividends on the last business day of each year. Dividends for the Funds are distributed on the first business day of the next month after they are declared. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

Special Dividend Rules for Class B Shares

Class B Shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B Shares (other than those in the sub-account) convert to Class A Shares, a percentage of the Class B Shares in the sub-account will also convert to Class A Shares. (See “Sales Charges — Conversion Feature.”)

Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Foreign Investments

The Funds’ investments in foreign securities may be subject to foreign withholding. In that case, the yield on those securities would be reduced. You may, however, be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Funds’ distributions.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

Shareholder Statements and Reports	The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.
The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

Availability of Proxy Voting Record	The Trustees have delegated the authority to vote proxies for securities owned by the applicable Funds’ investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

Portfolio Holdings Disclosure	No sooner than 30 days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the
SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

Management of the Funds

The Advisers, Administrator and Distributor	Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211,
Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the
Funds (other than the JPMorgan International Equity Index Fund) and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One
Investment Advisors performs its responsibilities subject to the supervision of, and
policies established by, the Trustees of                         . Banc One Investment Advisors has
served as investment adviser to the Trust since its inception. In addition, Banc One
Investment Advisors serves as investment adviser to other mutual funds and individual corporate, charitable and retirement accounts. As of December 31, 2004, Banc One
Investment Advisors managed over          billion in assets. Banc One Investment
Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One
Investment Advisors Corporation is referred to in this prospectus as “Banc One
Investments Advisors.”

Subject to shareholder approval, the JPMorgan International Equity Index Funds will be managed by JPMorgan Investments Management Inc. (JPMIM). JPMIM serves as investment adviser to other mutual funds as well as separate accounts. As of December 31, 2004, JPMIM managed over $    billion in assets.

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Advisory Fees	Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND*	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Small Company Growth Fund	.74
JPMorgan Small Cap Value Fund	.73
JPMorgan Diversified Mid Cap Growth Fund	.71
JPMorgan Diversified Mid Cap Value Fund	.72
JPMorgan Diversified Mid Cap Fund	.73
JPMorgan Large Cap Growth Fund	.71
JPMorgan Large Cap Value Fund	.73
JPMorgan Dividend Income Fund	.72
JPMorgan Diversified Equity Fund	.73
JPMorgan Balanced Fund	.50
JPMorgan Equity Index Fund	.12
JPMorgan Market Expansion Fund	.19
JPMorgan Health Sciences Fund	.32
JPMorgan Technology Fund	.28
JPMorgan International Equity Index Fund**	.54
JPMorgan Diversified International Fund	.79

*	JPMorgan Strategic Small Cap Value Fund had not yet commenced operations as of December 31, 2004. The Fund will pay Banc One Investment Advisors up to 0.74% of its average daily net assets for advisory services.
**	JPMorgan International Equity Index Fund will pay JPMIM an advisory fee of 0.55% of the Fund’s average daily net assets.

Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	Banc One Investment Advisors, JPMorgan Investment Management Inc. (JPMIM), the
Funds’ Distributor, and from time to time, other affiliates of Banc One Investment
Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial
Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase
Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One
Securities Corporation. These additional cash incentives, sometimes referred to as
“Revenue Sharing Arrangements,” are payments over and above the sales charges
(including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial
Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the
Financial Intermediary provides shareholder services to Fund shareholders. Banc One
Investment Advisors, JPMIM and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial
Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the
Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the
Statement of Additional Information.

The Fund Managers	The Funds are managed by portfolio managers teamed with growth, blend or value style analysts. The teams meet regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.

JPMorgan Small Company Growth Fund. Eytan Shapiro, CFA, is the portfolio manager for the JPMorgan Small Company Growth Fund. Mr. Shapiro joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Shapiro is a vice president of JPMIM and a research analyst for the JPMIM Small Cap Team. Mr. Shapiro has worked for JPMIM or one of its affiliates since 1985. Prior to joining JPMIM, Mr. Shapiro worked as an investment analyst, where he was responsible for the UK building and construction sectors for Philips & Drew in London.

JPMorgan Small Cap Value Fund. Christopher T. Blum and Dennis S. Ruhl serve as portfolio managers of the JPMorgan Small Cap Value Fund. Mr. Blum joined Banc One Investment Advisors in                         . In addition to position at Banc One Investment Advisors, Mr. Blum has been a portfolio manager in JPMIM’s U.S. Small Cap Equity Group since 2001. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Mr. Ruhl joined Banc One Investment Advisors in                             , 2004. In addition to his position at Banc One Investment Advisors , Mr. Ruhl has been an employee of JPMIM since 1999. His current responsibilities includes managing structured small-cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development.

JPMorgan Strategic Small Cap Value Fund. Christopher T. Blum and Dennis S. Ruhl serve as portfolio managers of the JPMorgan Strategic Small Cap Value Fund. Information on Mr. Blum and Mr. Ruhl is discussed earlier in this prospectus.

JPMorgan Diversified Mid Cap Growth Fund. Christopher Mark Vyvyan Jones and Timothy Parton serve as portfolio managers for the JPMorgan Diversified Mid Cap Growth Fund. Mr. Jones joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Jones is a managing director of JPMIM and has worked as a portfolio manager with various affiliates of JPMIM since 1982. He currently serves as a portfolio manager of the JPMorgan Diversified Mid Cap Growth Fund. Mr. Parton joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Parton is a vice president of JPMIM. He has worked for JPMIM or one of its affiliates since 1986. Mr. Jones and Mr. Parton also serve as co-portfolio managers of the JPMorgan Capital Growth Fund.

JPMorgan Diversified Mid Cap Value Fund. Jonathan Kendrew Llewelyn Simon and Lawrence E. Playford are the portfolio managers for the JPMorgan Diversified Mid Cap Value Fund. Mr. Simon and Mr. Playford joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Simon is also a managing director of JPMIM and has worked with various affiliates of JPMIM since 1980. He currently serves as portfolio manager of the JPMorgan Mid Cap Value Fund and

JPMorgan Growth & Income Fund and as a co-portfolio manager of the JPMorgan Dividend Income Fund and the JPMorgan Equity Income Fund. In addition to his position at Banc One Investment Advisors, Mr. Playford, CFA and CPA, is also a Vice President of JPMIM and a co-portfolio manager of the JPMorgan Mid Cap Value Fund. Mr. Playford has worked for various affiliates of JPMIM since 1993.

JPMorgan Diversified Mid Cap Fund. Silvio Tarca is the portfolio manager for the JPMorgan Diversified Mid Cap Fund. Mr. Tarca joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Tarca is a vice president of JPMIM. Mr. Tarca has worked for JPMIM since 2000. Prior to joining JPMIM, Mr. Tarca worked as an information technology consultant for Accenture, a management consulting, technology services and outsourcing company.

JPMorgan Large Cap Growth Fund. Marc Baylin and Giri Devulapally are the portfolio managers for the JPMorgan Large Cap Growth Fund. Mr. Baylin and Mr. Devulapally joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Baylin, CFA, is managing director of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Baylin has worked for JPMIM since 2002. Prior to joining JPMIM, he worked for T. Rowe Price for nine years, where he was both an analyst and a portfolio manager. In addition to his position at Banc One Investment Advisors, Mr. Devulapally is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Devulapally has worked for JPMIM since 2003. Prior to joining JPMIM, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. He is also a CFA charter holder.

JPMorgan Large Cap Value Fund. Bradford L. Frishberg is the portfolio manager for the JPMorgan Large Cap Value Fund. Mr. Frishberg joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Frishberg is a managing director of JPMIM and a co-portfolio manager of the JPMorgan Value Opportunities Fund since 2001. Mr. Frishberg has worked for JPMIM or one of its affiliates since 1996.

JPMorgan Dividend Income Fund. Jonathan Kendrew Llewelyn Simon and Clare Hart are the portfolio managers for the JPMorgan Dividend Income Fund. Information on Mr. Simon is discussed earlier in this prospectus. Ms. Hart joined Banc One Investment Advisors in July 2004. In addition to her position at Banc One Investment Advisors, Ms. Hart is co-portfolio manager of the JPMorgan Equity Income Fund. She has worked for JPMIM or one of its affiliates since 1999. Prior to joining JPMIM, Ms. Hart was an equity research associate covering real estate investment trusts for Salomon Smith Barney.

JPMorgan Diversified Equity Fund. Susan Bao and Helge Skibeli are the portfolio managers leading a team of research analysts for the JPMorgan Diversified Equity Fund. Ms. Bao and Mr. Skibeli joined Banc One Investment Advisors in July 2004. In addition to her position with Banc One Investment Advisors, Ms. Bao is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. She has been Vice President of JPMIM or one of its affiliates since 1997. In addition to his position with Banc One Investment Advisors, Mr. Skibeli is also a managing director of JPMIM and head of the U.S. Equity Research Group. Mr. Skibeli has worked for JPMIM or one of its affiliates since 1990.

JPMorgan Balanced Fund. Anne Lester is the primary portfolio manager for the JPMorgan Balanced Fund. In that capacity, Ms. Lester and a team of portfolio managers and analysts manage portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which is comprised of the underlying equity and fixed income strategies. Ms. Lester joined Banc One Investment Advisors in July 2004. In addition to her position at Banc One Investment Advisors, Ms. Lester is a portfolio manager in the JPMIM Global Multi-Asset Group, a position she has held since June 2000. She joined JPMIM in 1992 and, prior to her current role, worked in the Product Development group as a fixed income and currency trader and as a fixed income portfolio manager. The underlying equity portion of the JPMorgan Balanced Fund will be managed by a team of portfolio managers and research analysts. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weighting, Fund equity holdings and cash positions. Although a team manages the asset allocation of the overall portfolio and the underlying equity portion of the Fund, Scott Grimshaw, CFA, will continue to serve as the portfolio manager primarily responsible for the underlying fixed income portion of the Fund. Mr. Grimshaw is also the portfolio manager for the JPMorgan Treasury and Agency Fund. From 1994 to 1999, Mr. Grimshaw was a member of the team managing these Funds.

JPMorgan Technology Fund. T. Gary Liberman is the portfolio manager leading a team of research analysts for the JPMorgan Technology Fund. Mr. Liberman joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Liberman is a vice president of JPMIM and a portfolio manager in the JP Morgan U.S. Equity Group. He first served on the JPMIM Small Cap Team as a technology analyst. He then developed and launched the JPMorgan technology sector portfolios in 1997 and has managed the Luxembourg-domiciled JPMF US Technology Fund since inception. Mr. Liberman has worked for JPMIM or one of its affiliates since 1995. Prior to joining JPMIM, Mr. Liberman was a technology analyst at Salomon Brothers Management and an accountant at Arthur Andersen.

JPMorgan Health Sciences Fund. Scott Braunstein is the portfolio manager leading a team of research analysts for the JPMorgan Health Sciences Fund. Mr. Braunstein joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Braunstein is a research analyst of pharmaceuticals and medical technology stocks for JPMIM and is one of 19 co-analysts of the Analyst Portfolio Strategy at JPMIM. Prior to joining JPMIM, he worked from 2000 to 2002 at Deutsche Bank Alex Brown, from 1999 to 2000 as Director of Operations for Defined Health and from 1994 to 1999 as a physician with Summit Medical Group.

JPMorgan Diversified International Fund. Nigel F. Emmett is the portfolio manager for the JPMorgan Diversified International Fund. Mr. Emmett joined Banc One Investment Advisors in July 2004. In addition to his position with Banc One Investment Advisors, Mr. Emmett co-manages the portfolio management team responsible for the JPMorgan Fleming International Opportunities Fund and the JPMorgan Fleming International Equity Fund. Mr. Emmett is a managing director of JPMIM and has worked for JPMIM or one of its affiliates since August 1997.

Fund Manager Compensation and Fund Holdings	All of the Equity Fund Managers and research analysts described in this prospectus participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional’s performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

•   Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

• Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of an investment professional’s total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors, and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached

Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable.

The table below shows the Reduced Rates for the Class A, Class B and Class C Shares of the Funds offered in this prospectus.

Reduced Rate Funds

			NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS		AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Large Cap Value Fund	A B C		1.11% 1.82% 1.82%	1.05% 1.55% 1.55%	1.05% 1.55% 1.55%
JPMorgan Dividend Income Fund	A B C		1.11% 1.86% 1.86%	1.11% 1.61% 1.61%	1.11% 1.61% 1.61%
JPMorgan Diversified Equity Fund	A B C		1.11% 1.81% 1.81%	1.04% 1.54% 1.54%	1.04% 1.54% 1.54%
JPMorgan Equity Index Fund	A B C	* *	0.51% 1.35% 1.35%	0.51% 1.35% 1.35%	0.84% 1.43% 1.43%

*	Non-Reduced Rate Classes

The table below shows the ratios for Class A, Class B and Class C Shares of the Funds offered in this prospectus not subject to a Reduced Rate.

Non-Reduced Rate Funds

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Small Company Growth Fund	A B C	1.30% 1.99% 1.99%	1.30% 1.84% 1.84%	1.34% 1.84% 1.84%
JPMorgan Small Cap Value Fund	A B C	1.25% 2.00% 2.00%	1.25% 1.85% 1.85%	1.35% 1.85% 1.85%
JPMorgan Strategic Small Cap Value Fund	A B C	1.50% 2.25% 2.25%	1.50% 2.10% 2.10%	1.60% 2.10% 2.10%
JPMorgan Diversified Mid Cap Growth Fund	A B C	1.24% 1.98% 1.98%	1.24% 1.84% 1.84%	1.34% 1.84% 1.84%
JPMorgan Diversified Mid Cap Value Fund	A B C	1.24% 1.96% 1.96%	1.24% 1.81% 1.81%	1.31% 1.81% 1.81%
JPMorgan Diversified Mid Cap Fund	A B C	1.24% 1.96% 1.96%	1.24% 1.81% 1.81%	1.31% 1.81% 1.81%
JPMorgan Large Cap Growth Fund	A B C	1.24% 1.99% 1.99%	1.22% 1.72% 1.72%	1.22% 1.72% 1.72%
JPMorgan Balanced Fund	A B C	1.14% 1.89% 1.89%	1.14% 1.88% 1.88%	1.38% 1.88% 1.88%
JPMorgan Market Expansion Index Fund	A B C	0.82% 1.57% 1.57%	0.82% 1.52% 1.52%	1.02% 1.52% 1.52%
JPMorgan Health Sciences Fund	A B C	1.60% 2.35% 2.35%	1.60% 2.35% 2.35%	2.28% 2.78% 2.78%
JPMorgan Technology Fund	A B C	1.55% 2.30% 2.30%	1.55% 2.30% 2.30%	2.48% 2.98% 2.98%
JPMorgan International Equity Index Fund	A B C	1.17% 1.82% 1.82%	1.18% 1.76% 1.76%	1.26% 1.76% 1.76%
JPMorgan Diversified International Fund	A B C	1.35% 2.06% 2.06%	1.35% 2.00% 2.00%	1.50% 2.00% 2.00%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

• On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

• Your investment has a 5% return each year;

• The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

• At the time of purchase, any applicable initial sales charges (loads) are deducted; and

• There is no sales charge (load) on reinvested dividends.

•    If a Reduced Rate applies, it is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

•    The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

Reduced Rate Funds

JPMORGAN LARGE CAP VALUE FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$628	5.00%	3.93%	3.93%	$166	5.00%	3.37%	3.37%	$166	5.00%	3.37%	3.37%
October 31, 2006	$105	10.25%	8.04%	3.95%	$163	10.25%	6.93%	3.45%	$163	10.25%	6.93%	3.45%
October 31, 2007	$110	15.76%	12.30%	3.95%	$169	15.76%	10.62%	3.45%	$169	15.76%	10.62%	3.45%
October 31, 2008	$114	21.55%	16.74%	3.95%	$174	21.55%	14.44%	3.45%	$174	21.55%	14.44%	3.45%
October 31, 2009	$118	27.63%	21.35%	3.95%	$180	27.63%	18.39%	3.45%	$180	27.63%	18.39%	3.45%
October 31, 2010	$123	34.01%	26.15%	3.95%	$187	34.01%	22.47%	3.45%	$187	34.01%	22.47%	3.45%
October 31, 2011	$128	40.71%	31.13%	3.95%	$193	40.71%	26.70%	3.45%	$193	40.71%	26.70%	3.45%
October 31, 2012	$133	47.75%	36.31%	3.95%	$200	47.75%	31.07%	3.45%	$200	47.75%	31.07%	3.45%
October 31, 2013	$138	55.13%	41.69%	3.95%	$140	55.13%	36.25%	3.95%	$207	55.13%	35.59%	3.45%
October 31, 2014	$144	62.89%	47.29%	3.95%	$146	62.89%	41.63%	3.95%	$214	62.89%	40.27%	3.45%
October 31, 2015	$149	71.03%	53.11%	3.95%	$152	71.03%	47.22%	3.95%	$221	71.03%	45.11%	3.45%
[1]	Class B Shares automatically convert to Class A Shares after eight years.

JPMORGAN DIVIDEND INCOME FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- ATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$632	5.00%	3.89%	3.89%	$171	5.00%	3.31%	3.31%	$171	5.00%	3.31%	3.31%
October 31, 2006	$111	10.25%	7.93%	3.89%	$169	10.25%	6.82%	3.39%	$169	10.25%	6.82%	3.39%
October 31, 2007	$116	15.76%	12.13%	3.89%	$175	15.76%	10.44%	3.39%	$175	15.76%	10.44%	3.39%
October 31, 2008	$120	21.55%	16.49%	3.89%	$181	21.55%	14.18%	3.39%	$181	21.55%	14.18%	3.39%
October 31, 2009	$125	27.63%	21.02%	3.89%	$187	27.63%	18.05%	3.39%	$187	27.63%	18.05%	3.39%
October 31, 2010	$130	34.01%	25.73%	3.89%	$193	34.01%	22.05%	3.39%	$193	34.01%	22.05%	3.39%
October 31, 2011	$135	40.71%	30.62%	3.89%	$200	40.71%	26.19%	3.39%	$200	40.71%	26.19%	3.39%
October 31, 2012	$140	47.75%	35.70%	3.89%	$207	47.75%	30.47%	3.39%	$207	47.75%	30.47%	3.39%
October 31, 2013	$145	55.13%	40.98%	3.89%	$148	55.13%	35.54%	3.89%	$214	55.13%	34.89%	3.39%
October 31, 2014	$151	62.89%	46.47%	3.89%	$153	62.89%	40.82%	3.89%	$221	62.89%	39.47%	3.39%
October 31, 2015	$157	71.03%	52.16%	3.89%	$159	71.03%	46.30%	3.89%	$228	71.03%	44.19%	3.39%

JPMORGAN DIVERSIFIED EQUITY FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$628	5.00%	3.94%	3.94%	$165	5.00%	3.38%	3.38%	$165	5.00%	3.38%	3.38%
October 31, 2006	$104	10.25%	8.05%	3.96%	$162	10.25%	6.95%	3.46%	$162	10.25%	6.95%	3.46%
October 31, 2007	$109	15.76%	12.33%	3.96%	$168	15.76%	10.66%	3.46%	$168	15.76%	10.66%	3.46%
October 31, 2008	$113	21.55%	16.78%	3.96%	$173	21.55%	14.48%	3.46%	$173	21.55%	14.48%	3.46%
October 31, 2009	$117	27.63%	21.41%	3.96%	$179	27.63%	18.45%	3.46%	$179	27.63%	18.45%	3.46%
October 31, 2010	$122	34.01%	26.21%	3.96%	$186	34.01%	22.54%	3.46%	$186	34.01%	22.54%	3.46%
October 31, 2011	$127	40.71%	31.21%	3.96%	$192	40.71%	26.78%	3.46%	$192	40.71%	26.78%	3.46%
October 31, 2012	$132	47.75%	36.41%	3.96%	$199	47.75%	31.17%	3.46%	$199	47.75%	31.17%	3.46%
October 31, 2013	$137	55.13%	41.81%	3.96%	$139	55.13%	36.36%	3.96%	$205	55.13%	35.71%	3.46%
October 31, 2015	$148	71.03%	53.26%	3.96%	$150	71.03%	47.38%	3.96%	$220	71.03%	45.26%	3.46%

JPMORGAN EQUITY INDEX FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMUL- ATIVE RETURN	NET CUMUL- ATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$574	5.00%	4.49%	4.49%	$137	5.00%	3.65%	3.65%	$137	5.00%	3.65%	3.65%
October 31, 2006	$52	10.25%	9.18%	4.49%	$142	10.25%	7.43%	3.65%	$142	10.25%	7.43%	3.65%
October 31, 2007	$89	15.76%	13.72%	4.16%	$156	15.76%	11.27%	3.57%	$156	15.76%	11.27%	3.57%
October 31, 2008	$92	21.55%	18.45%	4.16%	$162	21.55%	15.24%	3.57%	$162	21.55%	15.24%	3.57%
October 31, 2009	$96	27.63%	23.38%	4.16%	$168	27.63%	19.35%	3.57%	$168	27.63%	19.35%	3.57%
October 31, 2010	$100	34.01%	28.51%	4.16%	$174	34.01%	23.62%	3.57%	$174	34.01%	23.62%	3.57%
October 31, 2011	$104	40.71%	33.86%	4.16%	$180	40.71%	28.03%	3.57%	$180	40.71%	28.03%	3.57%
October 31, 2012	$109	47.75%	39.43%	4.16%	$186	47.75%	32.60%	3.57%	$186	47.75%	32.60%	3.57%
October 31, 2013	$113	55.13%	45.23%	4.16%	$114	55.13%	38.12%	4.16%	$193	55.13%	37.33%	3.57%
October 31, 2014	$118	62.89%	51.27%	4.16%	$118	62.89%	43.86%	4.16%	$200	62.89%	42.24%	3.57%
October 31, 2015	$123	71.03%	57.56%	4.16%	$123	71.03%	49.85%	4.16%	$207	71.03%	47.31%	3.57%
[1]	Class B Shares automatically convert to Class A Shares after eight years.

Non-Reduced Rate Funds

JPMORGAN SMALL COMPANY GROWTH FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$650	5.00%	3.70%	3.70%	$191	5.00%	3.11%	3.11%	$191	5.00%	3.11%	3.11%
October 31, 2006	$130	10.25%	7.54%	3.70%	$193	10.25%	6.37%	3.16%	$193	10.25%	6.37%	3.16%
October 31, 2007	$139	15.76%	11.47%	3.66%	$199	15.76%	9.73%	3.16%	$199	15.76%	9.73%	3.16%
October 31, 2008	$144	21.55%	15.55%	3.66%	$205	21.55%	13.20%	3.16%	$205	21.55%	13.20%	3.16%
October 31, 2009	$149	27.63%	19.78%	3.66%	$212	27.63%	16.78%	3.16%	$212	27.63%	16.78%	3.16%
October 31, 2010	$155	34.01%	24.17%	3.66%	$218	34.01%	20.47%	3.16%	$218	34.01%	20.47%	3.16%
October 31, 2011	$161	40.71%	28.71%	3.66%	$225	40.71%	24.28%	3.16%	$225	40.71%	24.28%	3.16%
October 31, 2012	$166	47.75%	33.42%	3.66%	$232	47.75%	28.20%	3.16%	$232	47.75%	28.20%	3.16%
October 31, 2013	$172	55.13%	38.30%	3.66%	$175	55.13%	32.90%	3.66%	$240	55.13%	32.25%	3.16%
October 31, 2014	$179	62.89%	43.37%	3.66%	$181	62.89%	37.76%	3.66%	$247	62.89%	36.43%	3.16%
October 31, 2015	$185	71.03%	48.61%	3.66%	$188	71.03%	42.80%	3.66%	$255	71.03%	40.74%	3.16%

JPMORGAN SMALL CAP VALUE FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$646	5.00%	3.75%	3.75%	$193	5.00%	3.10%	3.10%	$193	5.00%	3.10%	3.10%
October 31, 2006	$125	10.25%	7.64%	3.75%	$194	10.25%	6.35%	3.15%	$194	10.25%	6.35%	3.15%
October 31, 2007	$140	15.76%	11.57%	3.65%	$200	15.76%	9.70%	3.15%	$200	15.76%	9.70%	3.15%
October 31, 2008	$145	21.55%	15.64%	3.65%	$206	21.55%	13.16%	3.15%	$206	21.55%	13.16%	3.15%
October 31, 2009	$151	27.63%	19.86%	3.65%	$213	27.63%	16.72%	3.15%	$213	27.63%	16.72%	3.15%
October 31, 2010	$156	34.01%	24.24%	3.65%	$219	34.01%	20.40%	3.15%	$219	34.01%	20.40%	3.15%
October 31, 2011	$162	40.71%	28.77%	3.65%	$226	40.71%	24.19%	3.15%	$226	40.71%	24.19%	3.15%
October 31, 2012	$168	47.75%	33.47%	3.65%	$233	47.75%	28.10%	3.15%	$233	47.75%	28.10%	3.15%
October 31, 2013	$174	55.13%	38.34%	3.65%	$176	55.13%	32.78%	3.65%	$241	55.13%	32.14%	3.15%
October 31, 2014	$180	62.89%	43.39%	3.65%	$183	62.89%	37.63%	3.65%	$248	62.89%	36.30%	3.15%
October 31, 2015	$187	71.03%	48.63%	3.65%	$189	71.03%	42.65%	3.65%	$256	71.03%	40.59%	3.15%

JPMORGAN STRATEGIC SMALL CAP VALUE FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$670	5.00%	3.50%	3.50%	$218	5.00%	2.85%	2.85%	$218	5.00%	2.85%	2.85%
October 31, 2006	$150	10.25%	7.12%	3.50%	$219	10.25%	5.84%	2.90%	$219	10.25%	5.84%	2.90%
October 31, 2007	$165	15.76%	10.76%	3.40%	$225	15.76%	8.91%	2.90%	$225	15.76%	8.91%	2.90%
October 31, 2008	$171	21.55%	14.53%	3.40%	$232	21.55%	12.06%	2.90%	$232	21.55%	12.06%	2.90%
October 31, 2009	$177	27.63%	18.42%	3.40%	$239	27.63%	15.31%	2.90%	$239	27.63%	15.31%	2.90%
October 31, 2010	$183	34.01%	22.45%	3.40%	$246	34.01%	18.66%	2.90%	$246	34.01%	18.66%	2.90%
October 31, 2011	$189	40.71%	26.61%	3.40%	$253	40.71%	22.10%	2.90%	$253	40.71%	22.10%	2.90%
October 31, 2012	$195	47.75%	30.92%	3.40%	$260	47.75%	25.64%	2.90%	$260	47.75%	25.64%	2.90%
October 31, 2013	$202	55.13%	35.37%	3.40%	$204	55.13%	29.91%	3.40%	$268	55.13%	29.28%	2.90%
October 31, 2014	$209	62.89%	39.97%	3.40%	$211	62.89%	34.33%	3.40%	$275	62.89%	33.03%	2.90%
October 31, 2015	$216	71.03%	44.73%	3.40%	$219	71.03%	38.90%	3.40%	$283	71.03%	36.89%	2.90%
[1]	Class B Shares automatically convert to Class A Shares after eight years.

JPMORGAN DIVERSIFIED MID CAP GROWTH	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$645	5.00%	3.76%	3.76%	$191	5.00%	3.12%	3.12%	$191	5.00%	3.12%	3.12%
October 31, 2006	$124	10.25%	7.66%	3.76%	$193	10.25%	6.38%	3.16%	$193	10.25%	6.38%	3.16%
October 31, 2007	$139	15.76%	11.60%	3.66%	$199	15.76%	9.74%	3.16%	$199	15.76%	9.74%	3.16%
October 31, 2008	$144	21.55%	15.69%	3.66%	$205	21.55%	13.21%	3.16%	$205	21.55%	13.21%	3.16%
October 31, 2009	$150	27.63%	19.92%	3.66%	$212	27.63%	16.78%	3.16%	$212	27.63%	16.78%	3.16%
October 31, 2010	$155	34.01%	24.31%	3.66%	$218	34.01%	20.47%	3.16%	$218	34.01%	20.47%	3.16%
October 31, 2011	$161	40.71%	28.86%	3.66%	$225	40.71%	24.28%	3.16%	$225	40.71%	24.28%	3.16%
October 31, 2012	$167	47.75%	33.58%	3.66%	$232	47.75%	28.21%	3.16%	$232	47.75%	28.21%	3.16%
October 31, 2013	$173	55.13%	38.46%	3.66%	$175	55.13%	32.90%	3.66%	$240	55.13%	32.26%	3.16%
October 31, 2014	$179	62.89%	43.53%	3.66%	$181	62.89%	37.76%	3.66%	$247	62.89%	36.44%	3.16%
October 31, 2015	$186	71.03%	48.79%	3.66%	$188	71.03%	42.81%	3.66%	$255	71.03%	40.75%	3.16%

JPMORGAN DIVERSIFIED MID CAP VALUE FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$645	5.00%	3.76%	3.76%	$188	5.00%	3.14%	3.14%	$188	5.00%	3.14%	3.14%
October 31, 2006	$124	10.25%	7.66%	3.76%	$190	10.25%	6.43%	3.19%	$190	10.25%	6.43%	3.19%
October 31, 2007	$136	15.76%	11.63%	3.69%	$196	15.76%	9.83%	3.19%	$196	15.76%	9.83%	3.19%
October 31, 2008	$141	21.55%	15.75%	3.69%	$202	21.55%	13.33%	3.19%	$202	21.55%	13.33%	3.19%
October 31, 2009	$146	27.63%	20.02%	3.69%	$208	27.63%	16.95%	3.19%	$208	27.63%	16.95%	3.19%
October 31, 2010	$152	34.01%	24.45%	3.69%	$215	34.01%	20.68%	3.19%	$215	34.01%	20.68%	3.19%
October 31, 2011	$157	40.71%	29.05%	3.69%	$222	40.71%	24.53%	3.19%	$222	40.71%	24.53%	3.19%
October 31, 2012	$163	47.75%	33.81%	3.69%	$229	47.75%	28.50%	3.19%	$229	47.75%	28.50%	3.19%
October 31, 2013	$169	55.13%	38.75%	3.69%	$171	55.13%	33.24%	3.69%	$236	55.13%	32.60%	3.19%
October 31, 2014	$175	62.89%	43.86%	3.69%	$178	62.89%	38.16%	3.69%	$244	62.89%	36.83%	3.19%
October 31, 2015	$182	71.03%	49.17%	3.69%	$184	71.03%	43.26%	3.69%	$252	71.03%	41.20%	3.19%

JPMORGAN DIVERSIFIED MID CAP FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$645	5.00%	3.76%	3.76%	$188	5.00%	3.14%	3.14%	$188	5.00%	3.14%	3.14%
October 31, 2006	$124	10.25%	7.66%	3.76%	$190	10.25%	6.43%	3.19%	$190	10.25%	6.43%	3.19%
October 31, 2007	$136	15.76%	11.63%	3.69%	$196	15.76%	9.83%	3.19%	$196	15.76%	9.83%	3.19%
October 31, 2008	$141	21.55%	15.75%	3.69%	$202	21.55%	13.33%	3.19%	$202	21.55%	13.33%	3.19%
October 31, 2009	$146	27.63%	20.02%	3.69%	$208	27.63%	16.95%	3.19%	$208	27.63%	16.95%	3.19%
October 31, 2010	$152	34.01%	24.45%	3.69%	$215	34.01%	20.68%	3.19%	$215	34.01%	20.68%	3.19%
October 31, 2011	$157	40.71%	29.05%	3.69%	$222	40.71%	24.53%	3.19%	$222	40.71%	24.53%	3.19%
October 31, 2012	$163	47.75%	33.81%	3.69%	$229	47.75%	28.50%	3.19%	$229	47.75%	28.50%	3.19%
October 31, 2013	$169	55.13%	38.75%	3.69%	$171	55.13%	33.24%	3.69%	$236	55.13%	32.60%	3.19%
October 31, 2014	$175	62.89%	43.86%	3.69%	$178	62.89%	38.16%	3.69%	$244	62.89%	36.83%	3.19%
October 31, 2015	$182	71.03%	49.17%	3.69%	$184	71.03%	43.26%	3.69%	$252	71.03%	41.20%	3.19%
[1]	Class B Shares automatically convert to Class A Shares after eight years.

JPMORGAN LARGE CAP GROWTH FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$643	5.00%	3.77%	3.77%	$183	5.00%	3.20%	3.20%	$183	5.00%	3.20%	3.20%
October 31, 2006	$122	10.25%	7.70%	3.78%	$180	10.25%	6.58%	3.28%	$180	10.25%	6.58%	3.28%
October 31, 2007	$127	15.76%	11.77%	3.78%	$186	15.76%	10.08%	3.28%	$186	15.76%	10.08%	3.28%
October 31, 2008	$132	21.55%	15.99%	3.78%	$192	21.55%	13.69%	3.28%	$192	21.55%	13.69%	3.28%
October 31, 2009	$137	27.63%	20.38%	3.78%	$199	27.63%	17.42%	3.28%	$199	27.63%	17.42%	3.28%
October 31, 2010	$142	34.01%	24.93%	3.78%	$205	34.01%	21.27%	3.28%	$205	34.01%	21.27%	3.28%
October 31, 2011	$147	40.71%	29.65%	3.78%	$212	40.71%	25.25%	3.28%	$212	40.71%	25.25%	3.28%
October 31, 2012	$153	47.75%	34.55%	3.78%	$219	47.75%	29.36%	3.28%	$219	47.75%	29.36%	3.28%
October 31, 2013	$158	55.13%	39.64%	3.78%	$161	55.13%	34.24%	3.78%	$226	55.13%	33.60%	3.28%
October 31, 2014	$164	62.89%	44.91%	3.78%	$167	62.89%	39.32%	3.78%	$234	62.89%	37.98%	3.28%
October 31, 2015	$171	71.03%	50.39%	3.78%	$173	71.03%	44.59%	3.78%	$241	71.03%	42.51%	3.28%

JPMORGAN BALANCED FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$635	5.00%	3.86%	3.86%	$191	5.00%	3.12%	3.12%	$191	5.00%	3.12%	3.12%
October 31, 2006	$114	10.25%	7.87%	3.86%	$197	10.25%	6.33%	3.12%	$197	10.25%	6.33%	3.12%
October 31, 2007	$144	15.76%	11.77%	3.62%	$203	15.76%	9.65%	3.12%	$203	15.76%	9.65%	3.12%
October 31, 2008	$149	21.55%	15.82%	3.62%	$209	21.55%	13.07%	3.12%	$209	21.55%	13.07%	3.12%
October 31, 2009	$154	27.63%	20.01%	3.62%	$216	27.63%	16.60%	3.12%	$216	27.63%	16.60%	3.12%
October 31, 2010	$160	34.01%	24.36%	3.62%	$223	34.01%	20.24%	3.12%	$223	34.01%	20.24%	3.12%
October 31, 2011	$166	40.71%	28.86%	3.62%	$230	40.71%	23.99%	3.12%	$230	40.71%	23.99%	3.12%
October 31, 2012	$172	47.75%	33.52%	3.62%	$237	47.75%	27.86%	3.12%	$237	47.75%	27.86%	3.12%
October 31, 2013	$178	55.13%	38.36%	3.62%	$180	55.13%	32.49%	3.62%	$244	55.13%	31.85%	3.12%
October 31, 2014	$184	62.89%	43.37%	3.62%	$186	62.89%	37.28%	3.62%	$252	62.89%	35.96%	3.12%
October 31, 2015	$191	71.03%	48.56%	3.62%	$193	71.03%	42.25%	3.62%	$260	71.03%	40.20%	3.12%

JPMORGAN MARKET EXPANSION INDEX FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$604	5.00%	4.18%	4.18%	$156	5.00%	3.46%	3.46%	$156	5.00%	3.46%	3.46%
October 31, 2006	$83	10.25%	8.53%	4.18%	$160	10.25%	7.07%	3.48%	$160	10.25%	7.07%	3.48%
October 31, 2007	$107	15.76%	12.85%	3.98%	$166	15.76%	10.79%	3.48%	$166	15.76%	10.79%	3.48%
October 31, 2008	$111	21.55%	17.35%	3.98%	$171	21.55%	14.65%	3.48%	$171	21.55%	14.65%	3.48%
October 31, 2009	$116	27.63%	22.02%	3.98%	$177	27.63%	18.64%	3.48%	$177	27.63%	18.64%	3.48%
October 31, 2010	$120	34.01%	26.87%	3.98%	$183	34.01%	22.77%	3.48%	$183	34.01%	22.77%	3.48%
October 31, 2011	$125	40.71%	31.92%	3.98%	$190	40.71%	27.04%	3.48%	$190	40.71%	27.04%	3.48%
October 31, 2012	$130	47.75%	37.17%	3.98%	$196	47.75%	31.46%	3.48%	$196	47.75%	31.46%	3.48%
October 31, 2013	$135	55.13%	42.63%	3.98%	$137	55.13%	36.69%	3.98%	$203	55.13%	36.03%	3.48%
October 31, 2014	$141	62.89%	48.31%	3.98%	$142	62.89%	42.13%	3.98%	$210	62.89%	40.77%	3.48%
October 31, 2015	$146	71.03%	54.21%	3.98%	$148	71.03%	47.79%	3.98%	$218	71.03%	45.67%	3.48%
[1]	Class B Shares automatically convert to Class A Shares after eight years.

JPMORGAN HEALTH SCIENCES FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$679	5.00%	3.40%	3.40%	$238	5.00%	2.65%	2.65%	$238	5.00%	2.65%	2.65%
October 31, 2006	$159	10.25%	6.92%	3.40%	$244	10.25%	5.37%	2.65%	$244	10.25%	5.37%	2.65%
October 31, 2007	$234	15.76%	9.82%	2.72%	$296	15.76%	7.71%	2.22%	$296	15.76%	7.71%	2.22%
October 31, 2008	$240	21.55%	12.81%	2.72%	$303	21.55%	10.10%	2.22%	$303	21.55%	10.10%	2.22%
October 31, 2009	$247	27.63%	15.88%	2.72%	$309	27.63%	12.54%	2.22%	$309	27.63%	12.54%	2.22%
October 31, 2010	$254	34.01%	19.03%	2.72%	$316	34.01%	15.04%	2.22%	$316	34.01%	15.04%	2.22%
October 31, 2011	$261	40.71%	22.27%	2.72%	$323	40.71%	17.60%	2.22%	$323	40.71%	17.60%	2.22%
October 31, 2012	$268	47.75%	25.59%	2.72%	$331	47.75%	20.21%	2.22%	$331	47.75%	20.21%	2.22%
October 31, 2013	$275	55.13%	29.01%	2.72%	$278	55.13%	23.48%	2.72%	$338	55.13%	22.88%	2.22%
October 31, 2014	$282	62.89%	32.52%	2.72%	$285	62.89%	26.84%	2.72%	$345	62.89%	25.60%	2.22%
October 31, 2015	$290	71.03%	36.12%	2.72%	$293	71.03%	30.29%	2.72%	$353	71.03%	28.39%	2.22%

JPMORGAN TECHNOLOGY FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$674	5.00%	3.45%	3.45%	$233	5.00%	2.70%	2.70%	$233	5.00%	2.70%	2.70%
October 31, 2006	$155	10.25%	7.02%	3.45%	$239	10.25%	5.47%	2.70%	$239	10.25%	5.47%	2.70%
October 31, 2007	$255	15.76%	9.72%	2.52%	$317	15.76%	7.60%	2.02%	$317	15.76%	7.60%	2.02%
October 31, 2008	$261	21.55%	12.48%	2.52%	$324	21.55%	9.78%	2.02%	$324	21.55%	9.78%	2.02%
October 31, 2009	$268	27.63%	15.32%	2.52%	$330	27.63%	11.99%	2.02%	$330	27.63%	11.99%	2.02%
October 31, 2010	$274	34.01%	18.22%	2.52%	$337	34.01%	14.26%	2.02%	$337	34.01%	14.26%	2.02%
October 31, 2011	$281	40.71%	21.20%	2.52%	$344	40.71%	16.56%	2.02%	$344	40.71%	16.56%	2.02%
October 31, 2012	$288	47.75%	24.25%	2.52%	$351	47.75%	18.92%	2.02%	$351	47.75%	18.92%	2.02%
October 31, 2013	$296	55.13%	27.39%	2.52%	$299	55.13%	21.92%	2.52%	$358	55.13%	21.32%	2.02%
October 31, 2014	$303	62.89%	30.60%	2.52%	$306	62.89%	24.99%	2.52%	$365	62.89%	23.77%	2.02%
October 31, 2015	$311	71.03%	33.89%	2.52%	$314	71.03%	28.14%	2.52%	$373	71.03%	26.27%	2.02%

JPMORGAN INTERNATIONAL EQUITY INDEX FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$639	5.00%	3.82%	3.82%	$181	5.00%	3.22%	3.22%	$181	5.00%	3.22%	3.22%
October 31, 2006	$118	10.25%	7.79%	3.82%	$185	10.25%	6.57%	3.24%	$185	10.25%	6.57%	3.24%
October 31, 2007	$131	15.76%	11.82%	3.74%	$191	15.76%	10.02%	3.24%	$191	15.76%	10.02%	3.24%
October 31, 2008	$136	21.55%	16.00%	3.74%	$197	21.55%	13.58%	3.24%	$197	21.55%	13.58%	3.24%
October 31, 2009	$141	27.63%	20.34%	3.74%	$203	27.63%	17.26%	3.24%	$203	27.63%	17.26%	3.24%
October 31, 2010	$146	34.01%	24.84%	3.74%	$210	34.01%	21.06%	3.24%	$210	34.01%	21.06%	3.24%
October 31, 2011	$152	40.71%	29.51%	3.74%	$217	40.71%	24.99%	3.24%	$217	40.71%	24.99%	3.24%
October 31, 2012	$158	47.75%	34.35%	3.74%	$224	47.75%	29.03%	3.24%	$224	47.75%	29.03%	3.24%
October 31, 2013	$163	55.13%	39.38%	3.74%	$166	55.13%	33.86%	3.74%	$231	55.13%	33.22%	3.24%
October 31, 2014	$170	62.89%	44.59%	3.74%	$172	62.89%	38.87%	3.74%	$238	62.89%	37.53%	3.24%
October 31, 2015	$176	71.03%	50.00%	3.74%	$178	71.03%	44.06%	3.74%	$246	71.03%	41.99%	3.24%
[1]	Class B Shares automatically convert to Class A Shares after eight years.

JPMORGAN DIVERSIFIED INTERNATIONAL FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$655	5.00%	3.65%	3.65%	$205	5.00%	2.98%	2.98%	$205	5.00%	2.98%	2.98%
October 31, 2006	$135	10.25%	7.43%	3.65%	$209	10.25%	6.07%	3.00%	$209	10.25%	6.07%	3.00%
October 31, 2007	$155	15.76%	11.19%	3.50%	$215	15.76%	9.25%	3.00%	$215	15.76%	9.25%	3.00%
October 31, 2008	$161	21.55%	15.09%	3.50%	$222	21.55%	12.53%	3.00%	$222	21.55%	12.53%	3.00%
October 31, 2009	$166	27.63%	19.11%	3.50%	$228	27.63%	15.91%	3.00%	$228	27.63%	15.91%	3.00%
October 31, 2010	$172	34.01%	23.28%	3.50%	$235	34.01%	19.38%	3.00%	$235	34.01%	19.38%	3.00%
October 31, 2011	$178	40.71%	27.60%	3.50%	$242	40.71%	22.97%	3.00%	$242	40.71%	22.97%	3.00%
October 31, 2012	$185	47.75%	32.06%	3.50%	$250	47.75%	26.65%	3.00%	$250	47.75%	26.65%	3.00%
October 31, 2013	$191	55.13%	36.69%	3.50%	$193	55.13%	31.09%	3.50%	$257	55.13%	30.45%	3.00%
October 31, 2014	$198	62.89%	41.47%	3.50%	$200	62.89%	35.68%	3.50%	$265	62.89%	34.37%	3.00%
October 31, 2015	$205	71.03%	46.42%	3.50%	$207	71.03%	40.42%	3.50%	$273	71.03%	38.40%	3.00%
[1]	Class B Shares automatically convert to Class A Shares after eight years.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request. No financial highlights are shown for the Strategic Small Cap Value Fund because the Fund had not yet commenced operations as of June 30, 2004.

SMALL COMPANY GROWTH FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$8.76	$9.14	$10.39	$12.91	$10.61
Investment Activities:
Net investment income (loss)	(0.07)	(0.05)	(0.08)	(0.10)	(0.01)
Net realized and unrealized gains (losses) from investments	3.04	(0.33)	(1.17)	(1.03)	3.19
Total from Investment Activities	2.97	(0.38)	(1.25)	(1.13)	3.18
Distributions:
Net realized gains	–	–	–	(1.39)	(0.88)
NET ASSET VALUE, END OF PERIOD	$11.73	$8.76	$9.14	$10.39	$12.91
Total Return (Excludes Sales Charge)	33.90%	(4.16)%	(12.03)%	(9.21)%	31.79%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$81,501	$57,896	$52,918	$56,221	$71,858
Ratio of expenses to average net assets	1.24%	1.28%	1.30%	1.29%	1.30%
Ratio of net investment income to average net assets	(0.72)%	(0.70)%	(0.90)%	(0.83)%	(0.48)%
Ratio of expenses to average net assets*	1.34%	1.39%	1.41%	1.40%	1.41%
Portfolio turnover(A)	62.46%	94.54%	119.33%	157.71%	163.03%

SMALL COMPANY GROWTH FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$8.15	$8.57	$9.82	$12.36	$10.26
Investment Activities:
Net investment income (loss)	(0.15)	(0.11)	(0.14)	(0.15)	(0.01)
Net realized and unrealized gains (losses) from investments	2.84	(0.31)	(1.11)	(1.00)	2.99
Total from Investment Activities	2.69	(0.42)	(1.25)	(1.15)	2.98
Distributions:
Net realized gains	–	–	–	(1.39)	(0.88)
NET ASSET VALUE, END OF PERIOD	$10.84	$8.15	$8.57	$9.82	$12.36
Total Return (Excludes Sales Charge)	33.01%	(4.90)%	(12.73)%	(9.84)%	30.89%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$30,280	$23,044	$23,792	$25,625	$27,843
Ratio of expenses to average net assets	1.99%	2.03%	2.05%	2.04%	2.05%
Ratio of net investment income to average net assets	(1.47)%	(1.45)%	(1.65)%	(1.59)%	(1.23)%
Ratio of expenses to average net assets*	1.99%	2.04%	2.06%	2.05%	2.06%
Portfolio turnover(A)	62.46%	94.54%	119.33%	157.71%	163.03%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$8.34	$8.76	$10.04	$12.62	$10.43
Investment Activities:
Net investment income (loss)	(0.14)	(0.07)	(0.10)	(0.10)	–
Net realized and unrealized gains (losses) from investments	2.89	(0.35)	(1.18)	(1.09)	3.07
Total from Investment Activities	2.75	(0.42)	(1.28)	(1.19)	3.07
Distributions:
Net realized gains	–	–	–	(1.39)	(0.88)
NET ASSET VALUE, END OF PERIOD	$11.09	$8.34	$8.76	$10.04	$12.62
Total Return (Excludes Sales Charge)	32.97%	(4.79)%	(12.75)%	(9.96)%	31.27%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$11,362	$6,166	$2,819	$1,496	$770
Ratio of expenses to average net assets	1.99%	2.03%	2.05%	2.04%	2.05%
Ratio of net investment income to average net assets	(1.47)%	(1.43)%	(1.65)%	(1.59)%	(1.24)%
Ratio of expenses to average net assets*	1.99%	2.04%	2.06%	2.05%	2.06%
Portfolio turnover(A)	62.46%	94.54%	119.33%	157.71%	163.03%

SMALL CAP VALUE FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$18.05	$20.81	$19.20	$13.52	$14.04
Investment Activities:
Net investment income (loss)	0.02	0.07	0.09	0.22	0.03
Net realized and unrealized gains (losses) from investments	6.33	(1.78)	2.73	5.64	(0.45)
Total from Investment Activities	6.35	(1.71)	2.82	5.86	(0.42)
Distributions:
Net investment income	(0.02)	(0.07)	(0.09)	(0.18)	(0.10)
Net realized gains	–	(0.98)	(1.12)	–	–
Total Distributions	(0.02)	(1.05)	(1.21)	(0.18)	(0.10)
NET ASSET VALUE, END OF PERIOD	$24.38	$18.05	$20.81	$19.20	$13.52
Total Return (Excludes Sales Charge)	35.21%	(7.72)%	15.50%	43.55%	(2.94)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$152,126	$93,133	$96,595	$40,634	$14,725
Ratio of expenses to average net assets	1.23%	1.25%	1.23%	1.21%	1.18%
Ratio of net investment income to average net assets	0.10%	0.46%	0.48%	1.07%	0.60%
Ratio of expenses to average net assets*	1.35%	1.37%	1.35%	1.33%	1.40%
Portfolio turnover(A)	40.60%	45.70%	39.91%	74.81%	146.46%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$17.22	$19.97	$18.52	$13.07	$13.63
Investment Activities:
Net investment income (loss)	(0.13)	(0.04)	(0.03)	0.26	(0.06)
Net realized and unrealized gains (losses) from investments	6.02	(1.72)	2.61	5.27	(0.44)
Total from Investment Activities	5.89	(1.76)	2.58	5.53	(0.50)
Distributions:
Net investment income	–	(0.01)	(0.01)	(0.08)	(0.06)
Net realized gains	–	(0.98)	(1.12)	–	–
Total Distributions	–	(0.99)	(1.13)	(0.08)	(0.06)
NET ASSET VALUE, END OF PERIOD	$23.11	$17.22	$19.97	$18.52	$13.07
Total Return (Excludes Sales Charge)	34.20%	(8.39)%	14.65%	42.42%	(3.67)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$40,608	$27,754	$30,017	$10,303	$2,531
Ratio of expenses to average net assets	1.98%	2.00%	1.98%	1.96%	1.93%
Ratio of net investment income to average net assets	(0.65)%	(0.29)%	(0.27)%	0.29%	(0.14)%
Ratio of expenses to average net assets*	2.00%	2.02%	2.00%	1.98%	2.05%
Portfolio turnover(A)	40.60%	45.70%	39.91%	74.81%	146.46%

SMALL CAP VALUE FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$17.15	$19.91	$18.48	$13.05	$13.60
Investment Activities:
Net investment income (loss)	(0.13)	(0.04)	(0.01)	0.06	0.06
Net realized and unrealized gains (losses) from investments	6.00	(1.73)	2.58	5.48	(0.55)
Total from Investment Activities	5.87	(1.77)	2.57	5.54	(0.49)
Distributions:
Net investment income	–	(0.01)	(0.02)	(0.11)	(0.06)
Net realized gains	–	(0.98)	(1.12)	–	–
Total Distributions	–	(0.99)	(1.14)	(0.11)	(0.06)
NET ASSET VALUE, END OF PERIOD	$23.02	$17.15	$19.91	$18.48	$13.05
Total Return (Excludes Sales Charge)	34.23%	(8.47)%	14.68%	42.55%	(3.57)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$52,934	$30,383	$35,923	$1,531	$50
Ratio of expenses to average net assets	1.98%	2.00%	1.98%	1.98%	1.94%
Ratio of net investment income to average net assets	(0.65)%	(0.29)%	(0.34)%	0.22%	0.21%
Ratio of expenses to average net assets*	2.00%	2.02%	2.00%	1.98%	2.06%
Portfolio turnover(A)	40.60%	45.70%	39.91%	74.81%	146.46%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$18.15	$18.24	$21.64	$29.23	$25.02
Investment Activities:
Net investment income (loss)	(0.14)	(0.09)	(0.14)	(0.19)	(0.11)
Net realized and unrealized gains (losses) from investments	3.83	0.00	(3.19)	(3.08)	8.40
Total from Investment Activities	3.69	(0.09)	(3.33)	(3.27)	8.29
Distributions:
Net realized gains	–	–	(0.07)	(4.32)	(4.08)
Total Distributions	–	–	(0.07)	(4.32)	(4.08)
NET ASSET VALUE, END OF PERIOD	$21.84	$18.15	$18.24	$21.64	$29.23
Total Return (Excludes Sales Charge)	20.33%	(0.49)%	(15.41)%	(13.77)%	36.25%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$544,217	$409,354	$336,995	$338,797	$343,284
Ratio of expenses to average net assets	1.22%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets	(0.69)%	(0.65)%	(0.82)%	(0.85)%	(0.64)%
Ratio of expenses to average net assets*	1.33%	1.41%	1.42%	1.37%	1.34%
Portfolio turnover(A)	47.66%	70.87%	83.02%	127.02%	181.78%

MID CAP GROWTH FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$16.29	$16.48	$19.71	$27.17	$23.67
Investment Activities:
Net investment income (loss)	(0.28)	(0.22)	(0.29)	(0.25)	(0.12)
Net realized and unrealized gains (losses) from investments	3.43	0.03	(2.87)	(2.89)	7.70
Total from Investment Activities	3.15	(0.19)	(3.16)	(3.14)	7.58
Distributions:
Net realized gains	–	–	(0.07)	(4.32)	(4.08)
Total Distributions	–	–	(0.07)	(4.32)	(4.08)
NET ASSET VALUE, END OF PERIOD	$19.44	$16.29	$16.48	$19.71	$27.17
Total Return (Excludes Sales Charge)	19.34%	(1.15)%	(16.06)%	(14.42)%	35.23%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$238,738	$226,174	$268,231	$333,269	$316,729
Ratio of expenses to average net assets	1.97%	1.99%	1.99%	1.99%	1.99%
Ratio of net investment income to average net assets	(1.44)%	(1.40)%	(1.57)%	(1.60)%	(1.39)%
Ratio of expenses to average net assets*	1.98%	2.06%	2.07%	2.02%	1.99%
Portfolio turnover(A)	47.66%	70.87%	83.02%	127.02%	181.78%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$17.65	$17.86	$21.36	$29.09	$25.04
Investment Activities:
Net investment income (loss)	(0.31)	(0.22)	(0.29)	(0.34)	(0.20)
Net realized and unrealized gains (losses) from investments	3.73	0.01	(3.14)	(3.07)	8.33
Total from Investment Activities	3.42	(0.21)	(3.43)	(3.41)	8.13
Distributions:
Net realized gains	–	–	(0.07)	(4.32)	(4.08)
Total Distributions	–	–	(0.07)	(4.32)	(4.08)
NET ASSET VALUE, END OF PERIOD	$21.07	$17.65	$17.86	$21.36	$29.09
Total Return (Excludes Sales Charge)	19.38%	(1.18)%	(16.08)%	(14.39)%	35.50%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$67,274	$58,321	$56,790	$65,123	$64,422
Ratio of expenses to average net assets	1.97%	1.99%	1.99%	1.99%	1.99%
Ratio of net investment income to average net assets	(1.44)%	(1.40)%	(1.57)%	(1.60)%	(1.40)%
Ratio of expenses to average net assets	1.98%	2.06%	2.07%	2.02%	1.99%
Portfolio turnover(A)	47.66%	70.87%	83.02%	127.02%	181.78%

DIVERSIFIED MID CAP VALUE FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$13.54	$15.39	$16.80	$13.48	$14.93
Investment Activities:
Net investment income (loss)	0.06	0.05	0.05	0.08	0.09
Net realized and unrealized gains (losses) from investments	3.87	(1.14)	(0.05)	4.00	(0.15)
Total from Investment Activities	3.93	(1.09)	–	4.08	(0.06)
Distributions:
Net investment income	(0.06)	(0.05)	(0.05)	(0.08)	(0.09)
Net realized gains	–	(0.71)	(1.36)	(0.68)	(1.30)
Total Distributions	(0.06)	(0.76)	(1.41)	(0.76)	(1.39)
NET ASSET VALUE, END OF PERIOD	$17.41	$13.54	$15.39	$16.80	$13.48
Total Return (Excludes Sales Charge)	29.06%	(6.68)%	0.00%	31.30%	0.05%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$231,511	$175,561	$178,569	$124,248	$88,721
Ratio of expenses to average net assets	1.19%	1.24%	1.22%	1.21%	1.22%
Ratio of net investment income to average net assets	0.40%	0.39%	0.32%	0.51%	0.67%
Ratio of expenses to average net assets*	1.31%	1.35%	1.33%	1.32%	1.34%
Portfolio turnover(A)	23.90%	99.39%	101.29%	127.06%	110.43%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

DIVERSIFIED MID CAP VALUE FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$13.21	$15.09	$16.57	$13.34	$14.80
Investment Activities:
Net investment income (loss)	(0.06)	(0.05)	(0.06)	(0.01)	(0.01)
Net realized and unrealized gains (losses) from investments	3.77	(1.12)	(0.06)	3.92	(0.14)
Total from Investment Activities	3.71	(1.17)	(0.12)	3.91	(0.15)
Distributions:
Net investment income	–	–	–	–	(0.01)
Net realized gains	–	(0.71)	(1.36)	(0.68)	(1.30)
Total Distributions	–	(0.71)	(1.36)	(0.68)	(1.31)
NET ASSET VALUE, END OF PERIOD	$16.92	$13.21	$15.09	$16.57	$13.34
Total Return (Excludes Sales Charge)	28.08%	(7.45)%	(0.77)%	30.26%	(0.61)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$69,874	$57,501	$73,191	$56,715	$33,734
Ratio of expenses to average net assets	1.94%	1.99%	1.97%	1.96%	1.97%
Ratio of net investment income to average net assets	(0.35)%	(0.36)%	(0.43)%	(0.24)%	(0.07)%
Ratio of expenses to average net assets*	1.96%	2.00%	1.98%	1.97%	1.99%
Portfolio turnover(A)	23.90%	99.39%	101.29%	127.06%	110.43%

DIVERSIFIED MID CAP VALUE FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$13.21	$15.09	$16.57	$13.35	$14.80
Investment Activities:
Net investment income (loss)	(0.06)	(0.03)	(0.03)	0.02	0.03
Net realized and unrealized gains (losses) from investments	3.77	(1.14)	(0.09)	3.90	(0.15)
Total from Investment Activities	3.71	(1.17)	(0.12)	3.92	(0.12)
Distributions:
Net investment income	–	–	–	(0.02)	(0.03)
Net realized gains	–	(0.71)	(1.36)	(0.68)	(1.30)
Total Distributions	–	(0.71)	(1.36)	(0.70)	(1.33)
NET ASSET VALUE, END OF PERIOD	$16.92	$13.21	$15.09	$16.57	$13.35
Total Return (Excludes Sales Charge)	28.08%	(7.38)%	(0.77)%	30.32%	(0.40)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$23,155	$17,722	$12,349	$2,807	$169
Ratio of expenses to average net assets	1.94%	1.99%	1.97%	1.96%	1.97%
Ratio of net investment income to average net assets	(0.35)%	(0.35)%	(0.43)%	(0.33)%	(0.10)%
Ratio of expenses to average net assets*	1.96%	2.00%	1.98%	1.97%	2.00%
Portfolio turnover(A)	23.90%	99.39%	101.29%	127.06%	110.43%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

DIVERSIFIED MID CAP FUND CLASS A	YEAR ENDED JUNE 30,
2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$15.30	$15.84	$18.25	$21.50	$21.96
Investment Activities:
Net investment income (loss)	(0.03)	0.01	(0.02)	(0.01)	(0.01)
Net realized and unrealized gains (losses) from investments	3.38	(0.54)	(1.51)	1.31	2.58
Total from Investment Activities	3.35	(0.53)	(1.53)	1.30	2.57
Distributions:
Net investment income	–	(A)	(0.01)	–	–	(A)	(0.02)
Net realized gains	–	–	(0.88)	(4.55)	(3.01)
Total Distributions	–	(A)	(0.01)	(0.88)	(4.55)	(3.03)
NET ASSET VALUE, END OF PERIOD	$18.65	$15.30	$15.84	$18.25	$21.50
Total Return (Excludes Sales Charge)	21.90%	(3.37)%	(8.62)%	5.91%	13.74%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$126,772	$115,500	$149,373	$177,665	$217,623
Ratio of expenses to average net assets	1.20%	1.22%	1.22%	1.18%	1.11%
Ratio of net investment income to average net assets	(0.15)%	0.03%	(0.10)%	(0.06)%	(0.01)%
Ratio of expenses to average net assets*	1.31%	1.33%	1.34%	1.32%	1.35%
Portfolio turnover(B)	73.00%	48.94%	37.08%	59.45%	70.01%

DIVERSIFIED MID CAP FUND** CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$14.84	$15.48	$17.98	$32.40	$40.92
Investment Activities:
Net investment income (loss)	(0.16)	(0.09)	(0.11)	(0.30)	(0.08)
Net realized and unrealized gains (losses) from investments	3.27	(0.55)	(1.51)	2.21	3.64
Total from Investment Activities	3.11	(0.64)	(1.62)	1.91	3.56
Distributions:
Net investment income	–	–	–	–	(0.04)
Net realized gains	–	–	(0.88)	(16.33)	(12.04)
Total Distributions	–	–	(0.88)	(16.33)	(12.08)
NET ASSET VALUE, END OF PERIOD	$17.95	$14.84	$15.48	$17.98	$32.40
Total Return (Excludes Sales Charge)	20.96%	(4.13)%	(9.28)%	5.05%	13.01%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$17,363	$15,185	$14,727	$12,149	$6,771
Ratio of expenses to average net assets	1.95%	1.96%	1.97%	1.93%	1.86%
Ratio of net investment income to average net assets	(0.89)%	(0.71)%	(0.84)%	(0.81)%	(0.75)%
Ratio of expenses to average net assets*	1.96%	1.98%	1.99%	1.96%	2.00%
Portfolio turnover(B)	73.00%	48.94%	37.08%	59.45%	70.01%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. ** Per share numbers prior to November 17, 2000, have been adjusted to reflect a 4 for 1 reverse stock split. (A) Amount is less than $0.01. (B) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

DIVERSIFIED MID CAP FUND** CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$14.85	$15.49	$17.99	$32.36	$40.92
Investment Activities:
Net investment income (loss)	(0.16)	(0.07)	(0.09)	(0.05)	(0.28)
Net realized and unrealized gains (losses) from investments	3.26	(0.57)	(1.53)	2.01	3.80
Total from Investment Activities	3.10	(0.64)	(1.62)	1.96	3.52
Distributions:
Net investment income	–	–	–	–	(0.04)
Net realized gains	–	–	(0.88)	(16.33)	(12.04)
Total Distributions	–	–	(0.88)	(16.33)	(12.08)
NET ASSET VALUE, END OF PERIOD	$17.95	$14.85	$15.49	$17.99	$32.36
Total Return (Excludes Sales Charge)	20.88%	(4.13)%	(9.27)%	5.24%	12.83%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$7,055	$5,882	$3,239	$1,809	$109
Ratio of expenses to average net assets	1.94%	1.96%	1.97%	1.97%	1.86%
Ratio of net investment income to average net assets	(0.89)%	(0.71)%	(0.84)%	(0.77)%	(0.72)%
Ratio of expenses to average net assets*	1.96%	1.98%	1.99%	1.98%	2.00%
Portfolio turnover(A)	73.00%	48.94%	37.08%	59.45%	70.01%

LARGE CAP GROWTH FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$12.93	$12.62	$17.57	$27.42	$26.86
Investment Activities:
Net investment income (loss)	(0.04)	(0.01)	(0.06)	(0.14)	(0.07)
Net realized and unrealized gains (losses) from investments	1.93	0.32	(4.89)	(8.81)	3.97
Total from Investment Activities	1.89	0.31	(4.95)	(8.95)	3.90
Distributions:
Net realized gains	–	–	–	(0.90)	(3.34)
Total Distributions	–	–	–	(0.90)	(3.34)
NET ASSET VALUE, END OF PERIOD	$14.82	$12.93	$12.62	$17.57	$27.42
Total Return (Excludes Sales Charge)	14.62%	2.46%	(28.17)%	(33.72)%	14.99%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$262,069	$242,656	$247,732	$412,205	$662,088
Ratio of expenses to average net assets	1.24%	1.24%	1.22%	1.18%	1.19%
Ratio of net investment income to average net assets	(0.25)%	(0.13)%	(0.37)%	(0.63)%	(0.38)%
Ratio of expenses to average net assets*	1.36%	1.48%	1.42%	1.35%	1.29%
Portfolio turnover(A)	46.12%	60.12%	69.07%	73.36%	123.21%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. ** Per share numbers prior to November 17, 2000, have been adjusted to reflect a 4 for 1 reverse stock split. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$12.04	$11.83	$16.60	$26.14	$25.92
Investment Activities:
Net investment income (loss)	(0.15)	(0.10)	(0.18)	(0.29)	(0.15)
Net realized and unrealized gains (losses) from investments	1.80	0.31	(4.59)	(8.35)	3.71
Total from Investment Activities	1.65	0.21	(4.77)	(8.64)	3.56
Distributions:
Net realized gains	–	–	–	(0.90)	(3.34)
Total Distributions	–	–	–	(0.90)	(3.34)
NET ASSET VALUE, END OF PERIOD	$13.69	$12.04	$11.83	$16.60	$26.14
Total Return (Excludes Sales Charge)	13.70%	1.78%	(28.73)%	(34.20)%	14.16%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$300,533	$324,321	$386,175	$619,423	$978,576
Ratio of expenses to average net assets	1.99%	1.99%	1.97%	1.93%	1.94%
Ratio of net investment income to average net assets	(1.00)%	(0.88)%	(1.13)%	(1.38)%	(1.13)%
Ratio of expenses to average net assets*	2.01%	2.13%	2.07%	2.00%	1.94%
Portfolio turnover(A)	46.12%	60.12%	69.07%	73.36%	123.21%

LARGE CAP GROWTH FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$11.93	$11.73	$16.45	$25.91	$25.71
Investment Activities:
Net investment income (loss)	(0.14)	(0.09)	(0.17)	(0.30)	(0.10)
Net realized and unrealized gains (losses) from investments	1.78	0.29	(4.55)	(8.26)	3.64
Total from Investment Activities	1.64	0.20	(4.72)	(8.56)	3.54
Distributions:
Net realized gains	–	–	–	(0.90)	(3.34)
Total Distributions	–	–	–	(0.90)	(3.34)
NET ASSET VALUE, END OF PERIOD	$13.57	$11.93	$11.73	$16.45	$25.91
Total Return (Excludes Sales Charge)	13.75%	1.71%	(28.69)%	(34.19)%	14.20%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$20,271	$20,715	$22,237	$35,685	$55,682
Ratio of expenses to average net assets	1.99%	1.99%	1.97%	1.93%	1.95%
Ratio of net investment income to average net assets	(1.00)%	(0.87)%	(1.13)%	(1.38)%	(1.17)%
Ratio of expenses to average net assets*	2.01%	2.13%	2.07%	2.00%	1.95%
Portfolio turnover(A)	46.12%	60.12%	69.07%	73.36%	123.21%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

LARGE CAP VALUE FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$12.16	$12.87	$16.28	$15.61	$18.24
Investment Activities:
Net investment income (loss)	0.13	0.10	0.06	0.07	0.09
Net realized and unrealized gains (losses) from investments	2.31	(0.71)	(3.25)	1.07	(1.14)
Total from Investment Activities	2.44	(0.61)	(3.19)	1.14	(1.05)
Distributions:
Net investment income	(0.13)	(0.10)	(0.05)	(0.08)	(0.09)
Net realized gains	–	–	(0.17)	(0.39)	(1.49)
Total Distributions	(0.13)	(0.10)	(0.22)	(0.47)	(1.58)
NET ASSET VALUE, END OF PERIOD	$14.47	$12.16	$12.87	$16.28	$15.61
Total Return (Excludes Sales Charge)	20.14%	(4.67)%	(19.74)%	7.30%	(6.06)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$64,318	$37,205	$39,546	$77,476	$45,190
Ratio of expenses to average net assets	1.18%	1.22%	1.23%	1.21%	1.21%
Ratio of net investment income to average net assets	1.01%	0.87%	0.43%	0.44%	0.56%
Ratio of expenses to average net assets*	1.29%	1.33%	1.34%	1.31%	1.31%
Portfolio turnover(A)	32.36%	84.63%	125.65%	127.66%	131.95%

LARGE CAP VALUE FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$12.08	$12.78	$16.22	$15.61	$18.25
Investment Activities:
Net investment income (loss)	0.03	0.01	(0.05)	(0.04)	(0.02)
Net realized and unrealized gains (losses) from investments	2.29	(0.70)	(3.22)	1.04	(1.12)
Total from Investment Activities	2.32	(0.69)	(3.27)	1.00	(1.14)
Distributions:
Net investment income	(0.03)	(0.01)	–	–	(0.01)
Net realized gains	–	–	(0.17)	(0.39)	(1.49)
Total Distributions	(0.03)	(0.01)	(0.17)	(0.39)	(1.50)
NET ASSET VALUE, END OF PERIOD	$14.37	$12.08	$12.78	$16.22	$15.61
Total Return (Excludes Sales Charge)	19.24%	(5.36)%	(20.32)%	6.42%	(6.56)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$27,036	$19,315	$23,015	$31,222	$25,795
Ratio of expenses to average net assets	1.93%	1.97%	1.98%	1.96%	1.96%
Ratio of net investment income to average net assets	0.25%	0.14%	(0.33)%	(0.31)%	(0.18)%
Ratio of expenses to average net assets*	1.94%	1.98%	1.99%	1.96%	1.96%
Portfolio turnover(A)	32.36%	84.63%	125.65%	127.66%	131.95%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

LARGE CAP VALUE FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$12.06	$12.76	$16.20	$15.58	$18.24
Investment Activities:
Net investment income (loss)	0.03	0.02	(0.04)	(0.03)	(0.01)
Net realized and unrealized gains (losses) from investments	2.29	(0.70)	(3.23)	1.04	(1.15)
Total from Investment Activities	2.32	(0.68)	(3.27)	1.01	(1.16)
Distributions:
Net investment income	(0.03)	(0.02)	–	–	(0.01)
Net realized gains	–	–	(0.17)	(0.39)	(1.49)
Total Distributions	(0.03)	(0.02)	(0.17)	(0.39)	(1.50)
NET ASSET VALUE, END OF PERIOD	$14.35	$12.06	$12.76	$16.20	$15.58
Total Return (Excludes Sales Charge)	19.27%	(5.33)%	(20.35)%	6.50%	(6.63)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$5,716	$4,306	$3,643	$3,767	$2,536
Ratio of expenses to average net assets	1.93%	1.97%	1.98%	1.96%	1.96%
Ratio of net investment income to average net assets	0.25%	0.13%	(0.33)%	(0.31)%	(0.16)%
Ratio of expenses to average net assets*	1.94%	1.98%	1.99%	1.96%	1.96%
Portfolio turnover(A)	32.36%	84.63%	125.65%	127.66%	131.95%

DIVIDEND INCOME FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$15.00	$16.30	$19.36	$21.19	$24.45
Investment Activities:
Net investment income (loss)	0.21	0.22	0.20	0.20	0.25
Net realized and unrealized gains (losses) from investments	2.12	(0.82)	(2.00)	0.69	(2.31)
Total from Investment Activities	2.33	(0.60)	(1.80)	0.89	(2.06)
Distributions:
Net investment income	(0.21)	(0.22)	(0.20)	(0.20)	(0.26)
Net realized gains	(0.52)	(0.48)	(1.06)	(2.52)	(0.94)
Total Distributions	(0.73)	(0.70)	(1.26)	(2.72)	(1.20)
NET ASSET VALUE, END OF PERIOD	$16.60	$15.00	$16.30	$19.36	$21.19
Total Return (Excludes Sales Charge)	15.93%	(3.32)%	(9.89)%	4.02%	(8.61)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$89,123	$86,098	$95,276	$94,379	$102,783
Ratio of expenses to average net assets	1.24%	1.24%	1.24%	1.23%	1.16%
Ratio of net investment income to average net assets	1.36%	1.58%	1.12%	1.00%	1.17%
Ratio of expenses to average net assets*	1.36%	1.37%	1.36%	1.35%	1.35%
Portfolio turnover(A)	14.75%	16.80%	17.03%	13.44%	15.82%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

DIVIDEND INCOME FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$14.98	$16.28	$19.37	$21.23	$24.50
Investment Activities:
Net investment income (loss)	0.10	0.12	0.06	0.05	0.09
Net realized and unrealized gains (losses) from investments	2.12	(0.82)	(2.00)	0.69	(2.30)
Total from Investment Activities	2.22	(0.70)	(1.94)	0.74	(2.21)
Distributions:
Net investment income	(0.11)	(0.12)	(0.09)	(0.08)	(0.12)
Net realized gains	(0.52)	(0.48)	(1.06)	(2.52)	(0.94)
Total Distributions	(0.63)	(0.60)	(1.15)	(2.60)	(1.06)
NET ASSET VALUE, END OF PERIOD	$16.57	$14.98	$16.28	$19.37	$21.23
Total Return (Excludes Sales Charge)	15.09%	(4.05)%	(10.57)%	3.27%	(9.22)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$69,716	$79,963	$105,010	$126,701	$142,259
Ratio of expenses to average net assets	1.99%	1.99%	1.99%	1.98%	1.91%
Ratio of net investment income to average net assets	0.62%	0.84%	0.38%	0.25%	0.43%
Ratio of expenses to average net assets*	2.01%	2.02%	2.01%	2.00%	2.00%
Portfolio turnover(A)	14.75%	16.80%	17.03%	13.44%	15.82%

DIVIDEND INCOME FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$14.98	$16.28	$19.36	$21.26	$24.51
Investment Activities:
Net investment income (loss)	0.09	0.11	0.07	0.04	0.09
Net realized and unrealized gains (losses) from investments	2.13	(0.81)	(2.00)	0.66	(2.27)
Total from Investment Activities	2.22	(0.70)	(1.93)	0.70	(2.18)
Distributions:
Net investment income	(0.11)	(0.12)	(0.09)	(0.08)	(0.13)
Net realized gains	(0.52)	(0.48)	(1.06)	(2.52)	(0.94)
Total Distributions	(0.63)	(0.60)	(1.15)	(2.60)	(1.07)
NET ASSET VALUE, END OF PERIOD	$16.57	$14.98	$16.28	$19.36	$21.26
Total Return (Excludes Sales Charge)	15.12%	(4.02)%	(10.52)%	3.07%	(9.10)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$4,244	$2,639	$1,645	$1,160	$1,215
Ratio of expenses to average net assets	1.99%	1.99%	1.99%	1.98%	1.94%
Ratio of net investment income to average net assets	0.59%	0.82%	0.34%	0.25%	0.37%
Ratio of expenses to average net assets*	2.01%	2.02%	2.01%	2.00%	2.01%
Portfolio turnover(A)	14.75%	16.80%	17.03%	13.44%	15.82%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.22	$10.42	$12.91	$15.00	$15.16
Investment Activities:
Net Investment Income (loss)	0.05	0.05	0.02	–	–
Net realized and unrealized gains (losses) from investments	1.40	(0.20)	(2.45)	(1.84)	0.72
Total from Investment Activities	1.45	(0.15)	(2.43)	(1.84)	0.72
Distributions:
Net investment income	(0.05)	(0.05)	(0.02)	(0.01)	(0.01)
Net realized gains	–	–	(0.04)	(0.24)	(0.87)
Total Distributions	(0.05)	(0.05)	(0.06)	(0.25)	(0.88)
NET ASSET VALUE, END OF PERIOD	$11.62	$10.22	$10.42	$12.91	$15.00
Total Return (Excludes Sales Charge)	14.21%	(1.39)%	(18.87)%	(12.52)%	4.97%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$154,895	$162,458	$193,278	$232,969	$298,378
Ratio of expenses to average net assets	1.18%	1.23%	1.23%	1.20%	1.20%
Ratio of net investment income to average net assets	0.47%	0.54%	0.21%	0.01%	(0.05)%
Ratio of expenses to average net assets*	1.29%	1.34%	1.34%	1.31%	1.30%
Portfolio turnover(A)	26.55%	26.95%	14.29%	21.92%	37.98%

DIVERSIFIED EQUITY FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$9.87	$10.08	$12.56	$14.70	$14.97
Investment Activities:
Net investment income (loss)	(0.03)	(0.02)	(0.06)	(0.11)	(0.10)
Net realized and unrealized gains (losses) from investments	1.34	(0.19)	(2.38)	(1.79)	0.70
Total from Investment Activities	1.31	(0.21)	(2.44)	(1.90)	0.60
Distributions:
Net realized gains	–	–	(0.04)	(0.24)	(0.87)
Total Distributions	–	–	(0.04)	(0.24)	(0.87)
NET ASSET VALUE, END OF PERIOD	$11.18	$9.87	$10.08	$12.56	$14.70
Total Return (Excludes Sales Charge)	13.27%	(2.08)%	(19.49)%	(13.17)%	4.23%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$28,128	$27,431	$39,421	$45,451	$55,227
Ratio of expenses to average net assets	1.93%	1.98%	1.98%	1.95%	1.95%
Ratio of net investment income to average net assets	(0.28)%	(0.21)%	(0.54)%	(0.74)%	(0.80)%
Ratio of expenses to average net assets*	1.94%	1.99%	1.99%	1.96%	1.95%
Portfolio turnover(A)	26.55%	26.95%	14.29%	21.92%	37.98%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$9.94	$10.15	$12.65	$14.80	$15.06
Investment Activities:
Net investment income (loss)	(0.04)	(0.02)	(0.06)	(0.07)	(0.08)
Net realized and unrealized gains (losses) from investments	1.36	(0.19)	(2.40)	(1.84)	0.69
Total from Investment Activities	1.32	(0.21)	(2.46)	(1.91)	0.61
Distributions:
Net realized gains	–	–	(0.04)	(0.24)	(0.87)
Total Distributions	–	–	(0.04)	(0.24)	(0.87)
NET ASSET VALUE, END OF PERIOD	$11.26	$9.94	$10.15	$12.65	$14.80
Total Return (Excludes Sales Charge)	13.28%	(2.07)%	(19.51)%	(13.15)%	4.27%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$12,126	$14,077	$14,698	$18,450	$16,780
Ratio of expenses to average net assets	1.93%	1.98%	1.98%	1.95%	1.95%
Ratio of net investment income to average net assets	(0.28)%	(0.21)%	(0.54)%	(0.74)%	(0.82)%
Ratio of expenses to average net assets*	1.94%	1.99%	1.99%	1.96%	1.95%
Portfolio turnover(A)	26.55%	26.95%	14.29%	21.92%	37.98%

BALANCED FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$11.82	$11.66	$13.14	$14.00	$14.14
Investment Activities:
Net investment income (loss)	0.22	0.25	0.29	0.31	0.34
Net realized and unrealized gains (losses) from investments	0.78	0.17	(1.48)	(0.85)	0.40
Total from Investment Activities	1.00	0.42	(1.19)	(0.54)	0.74
Distributions:
Net investment income	(0.23)	(0.26)	(0.29)	(0.32)	(0.35)
Net realized gains	–	–	–	–	(0.53)
Total Distributions	(0.23)	(0.26)	(0.29)	(0.32)	(0.88)
NET ASSET VALUE, END OF PERIOD	$12.59	$11.82	$11.66	$13.14	$14.00
Total Return (Excludes Sales Charge)	8.52%	3.80%	(9.20)%	(3.92)%	5.48%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$115,370	$105,920	$112,233	$129,984	$135,367
Ratio of expenses to average net assets	1.14%	1.14%	1.14%	1.14%	1.13%
Ratio of net investment income to average net assets	1.78%	2.30%	2.27%	2.31%	2.53%
Ratio of expenses to average net assets*	1.39%	1.39%	1.39%	1.36%	1.34%
Portfolio turnover(A)	33.28%	26.30%	24.92%	37.61%	57.08%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

BALANCED FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.88	$11.71	$13.20	$14.06	$14.20
Investment Activities:
Net investment income (loss)	0.13	0.18	0.19	0.21	0.25
Net realized and unrealized gains (losses) from investments	0.78	0.17	(1.49)	(0.85)	0.39
Total from Investment Activities	0.91	0.35	(1.30)	(0.64)	0.64
Distributions:
Net investment income	(0.14)	(0.18)	(0.19)	(0.22)	(0.25)
Net realized gains	–	–	–	–	(0.53)
Total Distributions	(0.14)	(0.18)	(0.19)	(0.22)	(0.78)
NET ASSET VALUE, END OF PERIOD	$12.65	$11.88	$11.71	$13.20	$14.06
Total Return (Excludes Sales Charge)	7.67%	3.09%	(9.92)%	(4.62)%	4.67%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$176,001	$185,901	$224,235	$275,132	$298,355
Ratio of expenses to average net assets	1.89%	1.89%	1.89%	1.89%	1.88%
Ratio of net investment income to average net assets	1.03%	1.56%	1.52%	1.56%	1.79%
Ratio of expenses to average net assets*	2.04%	2.04%	2.04%	2.01%	1.99%
Portfolio turnover(A)	33.28%	26.30%	24.92%	37.61%	57.08%

BALANCED FUND CLASS C	YEAR ENDED JUNE 30,				MAY 30, 2000 TO JUNE 30, 2000(B)
	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF PERIOD	$11.87	$11.71	$13.20	$14.06	$13.75
Investment Activities:
Net investment income (loss)	0.13	0.17	0.19	0.22	0.01
Net realized and unrealized gains (losses) from investments	0.77	0.17	(1.48)	(0.86)	0.33
Total from Investment Activities	0.90	0.34	(1.29)	(0.64)	0.34
Distributions:
Net investment income	(0.14)	(0.18)	(0.20)	(0.22)	(0.03)
Total Distributions	(0.14)	(0.18)	(0.20)	(0.22)	(0.03)
NET ASSET VALUE, END OF PERIOD	$12.63	$11.87	$11.71	$13.20	$14.06
Total Return (Excludes Sales Charge)	7.62%	3.03%	(9.88)%	(4.58)%	2.44	%(C)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$6,377	$3,823	$2,853	$1,492	$763
Ratio of expenses to average net assets	1.89%	1.89%	1.89%	1.89%	1.89	%(D)
Ratio of net investment income to average net assets	1.01%	1.54%	1.52%	1.56%	1.25	%(D)
Ratio of expenses to average net assets*	2.04%	2.04%	2.04%	2.00%	2.01	%(D)
Portfolio turnover(A)	33.28%	26.30%	24.92%	37.61%	57.08%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.

FINANCIAL HIGHLIGHTS

EQUITY INDEX FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$22.26	$22.60	$27.96	$33.20	$31.78
Investment Activities:
Net investment income (loss)	0.28	0.25	0.23	0.20	0.22
Net realized and unrealized gains (losses) from investments	3.80	(0.34)	(5.37)	(5.25)	1.87
Total from Investment Activities	4.08	(0.09)	(5.14)	(5.05)	2.09
Distributions:
Net investment income	(0.28)	(0.25)	(0.22)	(0.19)	(0.22)
Net realized gains	–	–	–	–	(0.45)
Total Distributions	(0.28)	(0.25)	(0.22)	(0.19)	(0.67)
NET ASSET VALUE, END OF PERIOD	$26.06	$22.26	$22.60	$27.96	$33.20
Total Return (Excludes Sales Charge)	18.38%	(0.28)%	(18.46)%	(15.25)%	6.61%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$487,351	$423,696	$452,983	$728,675	$903,371
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.11%	1.21%	0.85%	0.64%	0.69%
Ratio of expenses to average net assets*	0.89%	0.95%	0.95%	0.93%	0.92%
Portfolio turnover(A)	4.65%	6.74%	6.68%	9.72%	7.89%

EQUITY INDEX FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$22.17	$22.50	$27.83	$33.09	$31.72
Investment Activities:
Net investment income (loss)	0.09	0.10	0.02	(0.04)	(0.01)
Net realized and unrealized gains (losses) from investments	3.78	(0.34)	(5.33)	(5.22)	1.84
Total from Investment Activities	3.87	(0.24)	(5.31)	(5.26)	1.83
Distributions:
Net investment income	(0.09)	(0.09)	(0.02)	–	(0.01)
Net realized gains	–	–	–	–	(0.45)
Total Distributions	(0.09)	(0.09)	(0.02)	–	(0.46)
NET ASSET VALUE, END OF PERIOD	$25.95	$22.17	$22.50	$27.83	$33.09
Total Return (Excludes Sales Charge)	17.47%	(1.02)%	(19.07)%	(15.90)%	5.80

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$349,686	$342,599	$415,408	$556,225	$691,700
Ratio of expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	0.37%	0.46%	0.10%	(0.11)%	(0.06)%
Ratio of expenses to average net assets*	1.55%	1.60%	1.60%	1.58%	1.57%
Portfolio turnover(A)	4.65%	6.74%	6.68%	9.72%	7.89%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

EQUITY INDEX FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$22.19	$22.53	$27.87	$33.14	$31.76
Investment Activities:
Net investment income (loss)	0.09	0.09	0.03	(0.02)	0.01
Net realized and unrealized gains (losses) from investments	3.80	(0.34)	(5.34)	(5.25)	1.84
Total from Investment Activities	3.89	(0.25)	(5.31)	(5.27)	1.85
Distributions:
Net investment income	(0.09)	(0.09)	(0.03)	–	(0.02)
Net realized gains	–	–	–	–	(0.45)
Total Distributions	(0.09)	(0.09)	(0.03)	–	(0.47)
NET ASSET VALUE, END OF PERIOD	$25.99	$22.19	$22.53	$27.87	$33.14
Total Return (Excludes Sales Charge)	17.51%	(1.05)%	(19.06)%	(15.90)%	5.84%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$120,502	$105,797	$112,262	$130,295	$133,030
Ratio of expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	0.36%	0.46%	0.10%	(0.11)%	(0.06)%
Ratio of expenses to average net assets*	1.54%	1.60%	1.60%	1.58%	1.57%
Portfolio turnover(A)	4.65%	6.74%	6.68%	9.72%	7.89%

MARKET EXPANSION INDEX FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$8.32	$8.58	$8.81	$9.06	$10.63
Investment Activities:
Net investment income (loss)	0.03	0.02	0.01	0.03	0.05
Net realized and unrealized gains (losses) from investments	2.39	(0.25)	(0.19)	0.71	1.14
Capital contributions from Investment Advisor	–	–	–	–	0.02
Total from Investment Activities	2.42	(0.23)	(0.18)	0.74	1.21
Distributions:
Net investment income	(0.02)	(0.01)	(0.01)	(0.03)	(0.05)
Net realized gains	–	(0.02)	(0.04)	(0.96)	(2.73)
Total Distributions	(0.02)	(0.03)	(0.05)	(0.99)	(2.78)
NET ASSET VALUE, END OF PERIOD	$10.72	$8.32	$8.58	$8.81	$9.06
Total Return (Excludes Sales Charge)	29.16%	(2.58)%	(2.11)%	8.59%	13.93%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$38,952	$16,565	$11,047	$3,808	$2,066
Ratio of expenses to average net assets	0.77%	0.82%	0.82%	0.82%	0.82%
Ratio of net investment income to average net assets	0.35%	0.35%	0.18%	0.34%	0.51%
Ratio of expenses to average net assets*	1.03%	1.19%	1.23%	1.20%	1.28%
Portfolio turnover(A)	51.51%	53.51%	73.63%	36.68%	64.29%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued

FINANCIAL HIGHLIGHTS

MARKET EXPANSION INDEX FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$8.27	$8.58	$8.86	$9.15	$10.74
Investment Activities:
Net investment income (loss)	(0.03)	(0.03)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gains (losses) from investments	2.37	(0.26)	(0.21)	0.69	1.13
Capital contributions from Investment Advisor	–	–	–	–	0.02
Total from Investment Activities	2.34	(0.29)	(0.24)	0.67	1.14
Distributions:
Net investment income	–	–	–	–	–
Net realized gains	–	(0.02)	(0.04)	(0.96)	(2.73)
Total Distributions	–	(0.02)	(0.04)	(0.96)	(2.73)
NET ASSET VALUE, END OF PERIOD	$10.61	$8.27	$8.58	$8.86	$9.15
Total Return (Excludes Sales Charge)	28.30%	(3.36)%	(2.75)%	7.68%	13.06%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$22,459	$13,116	$10,368	$4,888	$2,495
Ratio of expenses to average net assets	1.52%	1.57%	1.57%	1.57%	1.57%
Ratio of net investment income to average net assets	(0.41)%	(0.40)%	(0.56)%	(0.41)%	(0.23)%
Ratio of expenses to average net assets*	1.68%	1.82%	1.89%	1.85%	1.93%
Portfolio turnover(A)	51.51%	53.51%	73.63%	36.68%	64.29%

MARKET EXPANSION INDEX FUND CLASS C	YEAR ENDED JUNE 30,
2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$8.08	$8.39	$8.66	$8.96	$10.57
Investment Activities:
Net investment income (loss)	(0.04)	(0.03)	(0.02)	(0.01)	(0.05)
Net realized and unrealized gains (losses) from investments	2.32	(0.26)	(0.21)	0.67	1.15
Capital contributions from Investment Advisor	–	–	–	–	0.02
Total from Investment Activities	2.28	(0.29)	(0.23)	0.66	1.12
Distributions:
Net investment income	–	–	–	–	–	(B)
Net realized gains	–	(0.02)	(0.04)	(0.96)	(2.73)
Total Distributions	–	(0.02)	(0.04)	(0.96)	(2.73)
NET ASSET VALUE, END OF PERIOD	$10.36	$8.08	$8.39	$8.66	$8.96
Total Return (Excludes Sales Charge)	28.22%	(3.44)%	(2.69)%	7.78%	13.11%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$16,679	$10,698	$6,431	$1,046	$180
Ratio of expenses to average net assets	1.53%	1.57%	1.56%	1.57%	1.57%
Ratio of net investment income to average net assets	(0.41)%	(0.40)%	(0.56)%	(0.42)%	(0.24)%
Ratio of expenses to average net assets*	1.68%	1.82%	1.86%	1.85%	1.93%
Portfolio turnover(A)	51.51%	53.51%	73.63%	36.68%	64.29%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Amount is less than $0.01.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND CLASS A	YEAR ENDED JUNE 30,			JULY 28, 2000 TO JUNE 30, 2001(A)
	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$3.72	$3.56	$5.89	$10.00
Investment Activities:
Net investment income (loss)	(0.05)	(0.04)	(0.06)	(0.08)
Net realized and unrealized gains (losses) from investments	0.77	0.20	(2.27)	(4.03)
Total from Investment Activities	0.72	0.16	(2.33)	(4.11)
NET ASSET VALUE, END OF PERIOD	$4.44	$3.72	$3.56	$5.89
Total Return (Excludes Sales Charge)	19.35%	4.49%	(39.56)%	(41.10	)%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$19,801	$17,844	$18,643	$33,349
Ratio of expenses to average net assets	1.55%	1.55%	1.55%	1.53	%(C)
Ratio of net investment income to average net assets	(1.14)%	(1.16)%	(1.28)%	1.21	%(C)
Ratio of expenses to average net assets*	2.38%	2.61%	2.55%	2.28	%(C)
Portfolio turnover(D)	16.85%	29.13%	33.74%	76.53%

TECHNOLOGY FUND CLASS B	YEAR ENDED JUNE 30,			JULY 28, 2000 TO JUNE 30, 2001(A)
	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$3.64	$3.51	$5.85	$10.00
Investment Activities:
Net investment income (loss)	(0.08)	(0.06)	(0.09)	(0.09)
Net realized and unrealized gains (losses) from investments	0.75	0.19	(2.25)	(4.06)
Total from Investment Activities	0.67	0.13	(2.34)	(4.15)
NET ASSET VALUE, END OF PERIOD	$4.31	$3.64	$3.51	$5.85
Total Return (Excludes Sales Charge)	18.41%	3.70%	(40.00)%	(41.50	)%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$9,621	$7,353	$6,686	$9,310
Ratio of expenses to average net assets	2.30%	2.30%	2.30%	2.28	%(C)
Ratio of net investment income to average net assets	(1.90)%	(1.91)%	(2.03)%	(1.96	)%(C)
Ratio of expenses to average net assets*	3.02%	3.23%	3.18%	3.04	%(C)
Portfolio turnover(D)	16.85%	29.13%	33.74%	76.53%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND CLASS C	YEAR ENDED JUNE 30,			JULY 28, 2000 TO JUNE 30, 2001(A)
	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$3.64	$3.52	$5.86	$10.00
Investment Activities:
Net investment income (loss)	(0.09)	(0.06)	(0.10)	(0.09)
Net realized and unrealized gains (losses) from investments	0.77	0.18	(2.24)	(4.05)
Total from Investment Activities	0.68	0.12	(2.34)	(4.14)
NET ASSET VALUE, END OF PERIOD	$4.32	$3.64	$3.52	$5.86
Total Return (Excludes Sales Charge)	18.41%	3.41%	(39.93)%	(41.40	)%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,192	$917	$739	$1,140
Ratio of expenses to average net assets	2.30%	2.30%	2.30%	2.28	%(C)
Ratio of net investment income to average net assets	(1.90)%	(1.91)%	(2.03)%	(1.96	)%(C)
Ratio of expenses to average net assets*	3.02%	3.23%	3.20%	3.03	%(C)
Portfolio turnover(D)	16.85%	29.13%	33.74%	76.53%

HEALTH SCIENCES FUND CLASS A	YEAR ENDED JUNE 30,			MARCH 23, 2001 TO JUNE 30, 2001(A)
	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$10.19	$8.84	$11.70	$10.00
Investment Activities:
Net investment income (loss)	(0.07)	(0.05)	(0.07)	(0.02)
Net realized and unrealized gains (losses) from investments	0.78	1.40	(2.75)	1.72
Total from Investment Activities	0.71	1.35	(2.82)	1.70
Distributions:
Net realized gains (losses) on investments	–	–	(0.04)	–
NET ASSET VALUE, END OF PERIOD	$10.90	$10.19	$8.84	$11.70
Total Return (Excludes Sales Charge)	6.97%	15.27%	(24.19)%	17.00	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$11,592	$8,300	$7,705	$5,016
Ratio of expenses to average net assets	1.60%	1.60%	1.60%	1.60	%(C)
Ratio of net investment income to average net assets	(0.79)%	(0.56)%	(0.88)%	(0.86	)%(C)
Ratio of expenses to average net assets*	2.22%	2.49%	2.48%	6.19	%(C)
Portfolio turnover(D)	47.28%	106.72%	67.68%	2.34%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND CLASS B	YEAR ENDED JUNE 30,			MARCH 23, 2001 TO JUNE 30, 2001(A)
	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$10.04	$8.75	$11.69	$10.00
Investment Activities:
Net investment income (loss)	(0.15)	(0.10)	(0.13)	(0.03)
Net realized and unrealized gains (losses) from investments	0.78	1.39	(2.77)	1.72
Total from Investment Activities	0.63	1.29	(2.90)	1.69
Distributions:
Net realized gains (losses) on investments	–	–	(0.04)	–
NET ASSET VALUE, END OF PERIOD	$10.67	$10.04	$8.75	$11.69
Total Return (Excludes Sales Charge)	6.27%	14.63%	(24.90)%	16.90	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$9,945	$7,678	$6,635	$3,170
Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.33	%(C)
Ratio of net investment income to average net assets	(1.53)%	(1.29)%	(1.63)%	(1.65	)%(C)
Ratio of expenses to average net assets*	2.88%	3.13%	3.10%	7.24	%(C)
Portfolio turnover(D)	47.28%	106.72%	67.68%	2.34%

HEALTH SCIENCES FUND CLASS C	YEAR ENDED JUNE 30,			MARCH 23, 2001 TO JUNE 30, 2001(A)
	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$10.03	$8.74	$11.68	$10.00
Investment Activities:
Net investment income (loss)	(0.14)	(0.10)	(0.17)	(0.04)
Net realized and unrealized gains (losses) from investments	0.77	1.39	(2.73)	1.72
Total from Investment Activities	0.63	1.29	(2.90)	1.68
Distributions:
Net realized gains (losses) on investments	–	–	(0.04)	–
NET ASSET VALUE, END OF PERIOD	$10.66	$10.03	$8.74	$11.68
Total Return (Excludes Sales Charge)	6.28%	14.76%	(24.92)%	16.80	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,119	$581	$480	$452
Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.35	%(C)
Ratio of net investment income to average net assets	(1.52)%	(1.30)%	(1.62)%	(1.60	)%(C)
Ratio of expenses to average net assets*	2.88%	3.13%	3.19%	6.66	%(C)
Portfolio turnover(D)	47.28%	106.72%	67.68%	2.34%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY INDEX FUND CLASS A	YEAR ENDED JUNE 30,
2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$13.14	$14.08	$16.08	$21.66	$18.68
Investment Activities:
Net investment income (loss)	0.18	0.15	0.10	0.25	0.11
Net realized and unrealized gains (losses) from investments	4.29	(1.07)	(2.00)	(5.65)	3.16
Redemption fees collected from redemption of fund shares	–	0.01	–	–	–
Total from Investment Activities	4.47	(0.91)	(1.90)	(5.40)	3.27
Distributions:
Net investment income	(0.15)	(0.03)	(0.10)	(0.13)	–	(A)
Net realized gains	–	–	–	(0.05)	(0.29)
Total Distributions	(0.15)	(0.03)	(0.10)	(0.18)	(0.29)
NET ASSET VALUE, END OF PERIOD	$17.46	$13.14	$14.08	$16.08	$21.66
Total Return (Excludes Sales Charge)	34.11%	(6.47)%	(11.79)%	(25.05)%	17.58%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$39,216	$26,090	$30,981	$30,002	$67,967
Ratio of expenses to average net assets	1.05%	1.09%	1.12%	1.08%	1.11%
Ratio of net investment income to average net assets	1.28%	1.26%	0.54%	0.80%	0.51%
Ratio of expenses to average net assets*	1.17%	1.21%	1.22%	1.20%	1.21%
Portfolio turnover(B)	12.69%	11.72%	13.60%	6.75%	13.85%

INTERNATIONAL EQUITY INDEX FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$12.42	$13.37	$15.32	$20.63	$17.89
Investment Activities:
Net investment income (loss)	0.07	0.05	(0.02)	(0.06)	0.04
Net realized and unrealized gains (losses) from investments	4.04	(1.01)	(1.88)	(5.20)	2.99
Redemption fees collected from redemption of fund shares	–	0.01	–	–	–
Total from Investment Activities	4.11	(0.95)	(1.90)	(5.26)	3.03
Distributions:
Net investment income	(0.06)	–	(0.05)	–	–
Net realized gains	–	–	–	(0.05)	(0.29)
Total Distributions	(0.06)	–	(0.05)	(0.05)	(0.29)
NET ASSET VALUE, END OF PERIOD	$16.47	$12.42	$13.37	$15.32	$20.63
Total Return (Excludes Sales Charge)	33.11%	(7.11)%	(12.39)%	(25.54)%	16.99%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$11,414	$9,035	$12,006	$15,934	$29,007
Ratio of expenses to average net assets	1.80%	1.84%	1.87%	1.83%	1.86%
Ratio of net investment income to average net assets	0.45%	0.47%	(0.23)%	0.10%	(0.25)%
Ratio of expenses to average net assets*	1.82%	1.86%	1.87%	1.85%	1.86%
Portfolio turnover(B)	12.69%	11.72%	13.60%	6.75%	13.85%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Amount is less than $0.01. (B) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY INDEX FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$12.87	$13.85	$15.87	$21.39	$18.55
Investment Activities:
Net investment income (loss)	0.07	0.06	(0.01)	0.03	(0.01)
Net realized and unrealized gains (losses) from investments	4.18	(1.05)	(1.96)	(5.47)	3.14
Redemption fees collected from redemption of fund shares	–	0.01	–	–	–
Total from Investment Activities	4.25	(0.98)	(1.97)	(5.44)	3.13
Distributions:
Net investment income	(0.07)	–	(0.05)	(0.03)	–
Net realized gains	–	–	–	(0.05)	(0.29)
Total Distributions	(0.07)	–	(0.05)	(0.08)	(0.29)
NET ASSET VALUE, END OF PERIOD	$17.05	$12.87	$13.85	$15.87	$21.39
Total Return (Excludes Sales Charge)	33.02%	(7.08)%	(12.43)%	(25.50)%	16.92%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$10,419	$7,306	$8,502	$9,908	$11,442
Ratio of expenses to average net assets	1.80%	1.84%	1.87%	1.83%	1.86%
Ratio of net investment income to average net assets	0.48%	0.52%	(0.21)%	0.21%	(0.17)%
Ratio of expenses to average net assets*	1.82%	1.86%	1.87%	1.85%	2.06%
Portfolio turnover(A)	12.69%	11.72%	13.60%	6.75%	13.85%

DIVERSIFIED INTERNATIONAL FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$10.95	$11.83	$13.11	$17.90	$15.08
Investment Activities:
Net investment income (loss)	0.13	0.10	(0.04)	0.12	0.05
Net realized and unrealized gains (losses) from investments	3.00	(0.97)	(1.13)	(4.57)	3.07
Redemption fees collected from redemption of fund shares	–	0.01	–	–	–
Total from Investment Activities	3.13	(0.86)	(1.17)	(4.45)	3.12
Distributions:
Net investment income	(0.09)	(0.02)	(0.11)	(0.04)	(0.12)
Net realized gains	–	–	–	(0.30)	(0.18)
Total Distributions	(0.09)	(0.02)	(0.11)	(0.34)	(0.30)
NET ASSET VALUE, END OF PERIOD	$13.99	$10.95	$11.83	$13.11	$17.90
Total Return (Excludes Sales Charge)	28.59%	(7.26)%	(8.96)%	(25.25)%	20.66%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$34,962	$17,528	$29,414	$34,840	$35,605
Ratio of expenses to average net assets	1.29%	1.33%	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets	1.26%	0.87%	0.42%	0.90%	0.29%
Ratio of expenses to average net assets*	1.40%	1.50%	1.46%	1.42%	1.43%
Portfolio turnover(A)	50.51%	94.26%	266.10%	29.92%	17.05%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

DIVERSIFIED INTERNATIONAL FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$9.99	$10.84	$12.07	$16.60	$14.08
Investment Activities:
Net investment income (loss)	0.02	0.01	(0.14)	0.06	0.07
Net realized and unrealized gains (losses) from investments	2.72	(0.87)	(1.02)	(4.29)	2.71
Redemption fees collected from redemption of fund shares	–	0.01	–	–	–
Total from Investment Activities	2.74	(0.85)	(1.16)	(4.23)	2.78
Distributions:
Net investment income	(0.02)	–	(0.07)	–	(0.08)
Net realized gains	–	–	–	(0.30)	(0.18)
Total Distributions	(0.02)	–	(0.07)	(0.30)	(0.26)
NET ASSET VALUE, END OF PERIOD	$12.71	$9.99	$10.84	$12.07	$16.60
Total Return (Excludes Sales Charge)	27.45%	(7.84)%	(9.65)%	(25.88)%	19.77%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$9,996	$4,310	$6,670	$9,175	$7,269
Ratio of expenses to average net assets	2.04%	2.08%	2.05%	2.05%	2.05%
Ratio of net investment income to average net assets	0.57%	0.14%	(0.33)%	0.19%	(0.21)%
Ratio of expenses to average net assets*	2.05%	2.15%	2.11%	2.07%	2.08%
Portfolio turnover(A)	50.51%	94.26%	266.10%	29.92%	17.05%

DIVERSIFIED INTERNATIONAL FUND CLASS C	YEAR ENDED JUNE 30,
2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$9.97	$10.82	$12.05	$16.57	$14.08
Investment Activities:
Net investment income (loss)	0.02	–	(B)	(0.15)	0.02	0.11
Net realized and unrealized gains (losses) from investments	2.77	(0.86)	(1.02)	(4.24)	2.67
Redemption fees collected from redemption of fund shares	–	0.01	–	–	–
Total from Investment Activities	2.79	(0.85)	(1.17)	(4.22)	2.78
Distributions:
Net investment income	(0.05)	–	(0.06)	–	(0.11)
Net realized gains	–	–	–	(0.30)	(0.18)
Total Distributions	(0.05)	–	(0.06)	(0.30)	(0.29)
NET ASSET VALUE, END OF PERIOD	$12.71	$9.97	$10.82	$12.05	$16.57
Total Return (Excludes Sales Charge)	28.02%	(7.86)%	(9.69)%	(25.87)%	19.76%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,514	$317	$543	$844	$729
Ratio of expenses to average net assets	2.04%	2.08%	2.05%	2.05%	2.06%
Ratio of net investment income to average net assets	0.68%	0.04%	(0.35)%	0.14%	0.30%
Ratio of expenses to average net assets*	2.05%	2.15%	2.11%	2.07%	2.09%
Portfolio turnover(A)	50.51%	94.26%	266.10%	29.92%	17.05%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Amount is less than $0.01.

Appendix A

Investment Practices	The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the
Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Small Company Growth Fund	1
JPMorgan Small Cap Value Fund	2
JPMorgan Strategic Small Cap Value Fund	3
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	5
JPMorgan Diversified Mid Cap Fund	6
JPMorgan Large Cap Growth Fund	7
JPMorgan Large Cap Value Fund	8
JPMorgan Dividend Income Fund	9
JPMorgan Diversified Equity Fund	10
JPMorgan Balanced Fund	11
JPMorgan Equity Index Fund	12
JPMorgan Market Expansion Index Fund	13
JPMorgan Health Sciences Fund	14
JPMorgan Technology Fund	15
JPMorgan International Equity Index Fund	16
JPMorgan Diversified International Fund	17

Instrument	Fund Code	Risk Type
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool that provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	11	Prepayment Market Credit Regulatory
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	2, 3, 6, 11, 17	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1-17	Credit Liquidity Market

Instrument	Fund Code	Risk Type
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	1-17	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-17	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-17	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	1-17	Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-17	Market Credit
Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	7, 11, 14, 15	Market Credit
Currency Futures and Related Options: The Fund may engage in transactions in financial futures and related options, which are generally described above. The Funds will enter into these transactions in foreign currencies for hedging purposes only.	16, 17	Management Liquidity Credit Market Political Leverage Foreign Investment
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	11	Market Liquidity Management
Exchange Traded Funds: Ownership in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange traded funds or ETFs include a wide range of investments such as iShares, Standard and Poor’s Depository Receipts (SPDRs), and NASDAQ 100’s. The Equity Index Fund invests only in SPDRs and other ETFs that track the S&P 500.	1-17	Market
Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short- to long-term final maturities.	11	Credit Prepayment Regulatory Market

Instrument	Fund Code	Risk Type
Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.	1-17	Market Political Liquidity Foreign Investment
Forward Foreign Exchange Transactions: Contractual agreement to purchase or sell one specified currency for another currency at a specified future date and price. The Fund will enter into forward foreign exchange transactions for hedging purposes only.	16, 17	Management Liquidity Credit Market Political Leverage Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	1-17	Management Market Credit Liquidity Leverage
Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	11	Market Leverage Credit
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market funds for which Banc One Investment Advisors and JPMIM or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors and JPMIM will waive certain fees when investing in funds for which it serves as investment adviser, to
the extent required by law.	1-17	Market
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (LDCs).	11	Credit Political Liquidity Foreign Investment Market
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	2, 6, 11, 15, 17	Prepayment Market Credit Regulatory Leverage
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	2, 6, 11, 17	Prepayment Market Regulatory Leverage

Instrument	Fund Code	Risk Type
Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases and obligations of municipal housing authorities and single family revenue bonds.	11	Market Credit Political Tax Regulatory
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Funds may invest in such options, contracts and products.	1-17	Management Credit Market Liquidity
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	2, 3, 6, 11, 14, 16, 17	Credit Foreign Investment
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-17	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest.	1-17	Liquidity Management Market Regulatory Tax Prepayment
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-17	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-17	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-17	Market Leverage
Rights and Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1, 2, 3, 6-8, 10-17	Market Credit
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	1-17	Credit Market Leverage

Instrument	Fund Code	Risk Type
Short-Term Funding Agreements: Funding agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	11	Credit Liquidity Market
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage-backed obligations. These include IOs and POs.	11	Prepayment Market Credit Regulatory
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	1-11, 13, 14, 16, 17	Market Management Liquidity Credit Foreign Investment
Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	1-17	Management Credit Liquidity Market
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-17	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs, and CATS.	1-17	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae, and Freddie Mac.	1-17	Market Credit U.S Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	1-17	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1-17	Credit Liquidity Market
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-17	Market Leverage Liquidity Credit
Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	2, 3, 6, 11, 17	Credit Market Zero Coupon
Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities which convert on a specified date to interest bearing debt securities.	11	Credit Market Zero Coupon

Investment Risks	Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds.
Certain investments are more susceptible to these risks than others.

•   Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•   Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•   Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•   Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•   Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•   Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•   Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

• Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•   Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•   Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•   Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

•   Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•   Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•   Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http:// www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-120 (2/05)

EQUITY FUNDS

Prospectus

JPMorgan Equity Funds

February 19, 2005
Select Shares

JPMorgan Small Company Growth Fund
JPMorgan Small Cap Value Fund*
JPMorgan Strategic Small Cap Value Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Diversified Mid Cap Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Dividend Income Fund
JPMorgan Diversified Equity Fund
JPMorgan Balanced Fund
JPMorgan Equity Index Fund
JPMorgan Market Expansion Index Fund
JPMorgan Health Sciences Fund
JPMorgan Technology Fund
JPMorgan International Equity Index Fund
JPMorgan Diversified International Fund

For Institutional Clients

*	Closed to new investors. Additional and new investments are permitted as described in the section entitled “How to Do Business with the Funds - Purchasing Fund Shares.”

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

More About the Funds
Principal Investment Strategies	76
Investment Risks	82
Temporary Defensive Positions	85
Portfolio Turnover	86

How to Do Business with the Funds
Purchasing Fund Shares	87
Exchanging Fund Shares	93
Redeeming Fund Shares	94
Shareholder Servicing Fees	96

Shareholder Information
Voting Rights	98
Dividend Policies	98
Tax Treatment of Shareholders	99
Shareholder Statements and Reports	100
Availability of Proxy Voting Record	101
Portfolio Holdings Disclosure	101

Management of the Funds
The Adviser, Administrator and Distributor	102
Advisory Fees	103
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	104
The Fund Managers	104
Fund Manager Compensation and Fund Holdings	107

Legal Proceedings and Additional Fee and Expense Information	109
Financial Highlights	120
Appendix A: Investment Practices	129

JPMORGAN	Small Company Growth Fund

(formerly One Group® Small Cap Growth Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of small-capitalization companies. Generally, the Fund invests in small-cap companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. Typically, the Fund acquires shares of companies with a history of above-average growth, as well as companies expected to enter periods of above-average growth. For more information about the Small Company Growth Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Initial public offerings (IPOs) and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by Banc One Investment Advisors regardless of movements in the securities markets.

Smaller Companies. The Fund’s primary investment strategy is to invest in smaller, growth companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

2

FUND SUMMARY	Small Company Growth Fund

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the Fund on March 26, 1996. Historical performance shown for Select Shares prior to their inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.

Best Quarter:	21.57%	3Q1997	Worst Quarter:	-22.13%	3Q1998

3

FUND SUMMARY	Small Company Growth Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 7/1/91
Select	3/26/96
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell 2000 Growth Index[2] (no deduction for fees, expenses or taxes)
S&P SmallCap 600 Index[3] (no deduction for fees, expenses or taxes)
[1]	The performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the Fund on March 26, 1996. Historical performance shown for Class I prior to its inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.
[2]	The Russell 2000 Growth Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Small Cap Growth Fund has changed from the S&P SmallCap 600 Index to the Russell 2000 Growth Index in order to better represent the investment policies for comparison purposes.
[3]	The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

4

FUND SUMMARY	Small Company Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.65%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.19%
Total Annual Fund Operating Expenses	1.09%
Fee Waiver and/or Expense Reimbursement[2]	(.04)%
Net Expenses	1.05%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.05% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$107	$340	$594	$1,322
[1] Without contractual fee waivers, 1 Year expenses would be $111.

5

JPMORGAN	Small Cap Value Fund*

(formerly One Group® Small Cap Value Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $3 billion at the time of investment. These securities may include equity securities issued by real estate investment trusts (also known as REITs) and other real estate companies. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value. For more information about the Small Cap Value Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Initial public offerings (IPOs) and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from Banc One Investment Advisors’ estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in

*	Closed to new investors. Additional and new investments are permitted as described in the section entitled, “How to Do Business with the Funds — Purchasing Fund Shares.”

6

FUND SUMMARY	Small Cap Value Fund

their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stock’s intrinsic value may never be fully realized by the market or that a stock judged by Banc One Investment Advisors to be undervalued may actually be appropriately priced.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Real Estate Securities. The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk. In addition to the risks facing real estate securities, the Fund’s investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

7

FUND SUMMARY	Small Cap Value Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund and the Pegasus Small Cap Opportunity Fund for the period before the consolidation with the Fund on March 22, 1999. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	21.34%	4Q2001	Worst Quarter:	-24.07%	3Q1998

8

FUND SUMMARY	Small Cap Value Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 6/30/72
Select	1/27/95
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell 2000 Value Index[2] (no deduction for fees, expenses or taxes)					*
[1]	The performance data for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund and the Pegasus Small Cap Opportunity Fund. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund.
[2]	The Russell 2000 Value Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of these expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

9

FUND SUMMARY	Small Cap Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.65%
Shareholder Servicing Fees	.25%
Other Expenses	.20%
Total Annual Fund Operating Expenses[1]	1.10%
Fee Waiver and/or Expense Reimbursement[2]	(.10)%
Net Expenses	1.00%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.00% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$102	$332	$589	$1,324
[1] Without contractual fee waivers, 1 Year expenses would be $112.

10

JPMORGAN	Strategic Small Cap Value Fund*

(formerly One Group® Strategic Small Cap Value Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks long term capital appreciation primarily by investing in equity securities of small capitalization companies.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $3 billion at the time of investment. In reviewing investment opportunities, Banc One Investment Advisors uses a value oriented approach and considers factors such as market capitalization, balance sheet strength, and the outlook for improving or sustained return on capital. Banc One Investment Advisors will consider factors such as dividend yield, free cash flow, and management depth as secondary considerations. Stocks will be sold based on share price considerations, capitalization, valuation, perceived risk, or substantial changes in the fundamental outlook for the company or the industry. For more information about the Strategic Small Cap Value Fund’s investment strategies, please read “More About the Fund” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Initial public offerings (IPOS) and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from Banc One Investment Advisors’ estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stock’s intrinsic value may never be fully realized by the market or that a stock judged by Banc One Investment Advisors to be undervalued may actually be appropriately priced.

*	As of the date of this prospectus, the Fund had not commenced operations.

11

FUND SUMMARY	Strategic Small Cap Value Fund

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Short Selling Risk. As part of its investment strategy, the Fund may engage in short selling. In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

After short selling the borrowed security, the Fund is then obligated to ‘cover’ the short sale by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or ‘close out’ the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a ‘short squeeze’ can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale.

Real Estate Securities. The Strategic Small Cap Value Fund’s investment in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the

12

FUND SUMMARY	Strategic Small Cap Value Fund

real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk. In addition to the risks facing real estate securities, the Strategic Small Cap Value Fund’s investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

This section normally would include a bar chart and average annual total return table. This information is not included because, as of the date of this prospectus, the Fund had not commenced operations and the Fund does not have a full calendar year of investment returns.

13

FUND SUMMARY	Strategic Small Cap Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.65%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.45%
Total Annual Fund Operating Expenses	1.35%
Fee Waiver and/or Expense Reimbursement[2]	(.10)%
Net Expenses	1.25%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.25% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS
$127	$410
[1] Without contractual fee waivers, 1 Year expenses would be $137.

14

JPMORGAN	Diversified Mid Cap Growth Fund

(formerly One Group® Mid Cap Growth Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Growth Index at the time of investment. Typically, the Fund acquires shares of companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Dividend return is not a primary factor in security selection. The Fund also invests in smaller companies in emerging growth industries. For more information about the Diversified Mid Cap Growth Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by Banc One Investment Advisors regardless of movements in the securities markets.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

15

FUND SUMMARY	Diversified Mid Cap Growth Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	39.91%	4Q1998	Worst Quarter:	-21.01%	3Q2001

16

FUND SUMMARY	Diversified Mid Cap Growth Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 3/2/89
Select	3/2/89
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell Mid Cap Growth Index[1] (no deduction for fees, expenses or taxes)
S&P MidCap 400/BARRA Growth Index[2] (no deduction for fees, expenses or taxes)					*
[1]	The Russell Mid Cap Growth Index is an unmanaged index generally representative of the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Mid Cap Growth Fund has changed from the S&P MidCap 400/BARRA Growth Index to the Russell Mid Cap Growth Index in order to better represent the investment policies for comparison purposes.
[2]	The S&P MidCap 400/BARRA Growth Index is an unmanaged index generally representative of the performance of the highest price-to-book securities in the S&P MidCap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

17

FUND SUMMARY	Diversified Mid Cap Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.65%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.19%
Total Annual Fund Operating Expenses	1.09%
Fee Waiver and/or Expense Reimbursement[2]	(.10)%
Net Expenses	.99%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .99% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$101	$329	$584	$1,312
[1] Without contractual fee waivers, 1 Year expenses would be $111.

18

JPMORGAN	Diversified Mid Cap Value Fund

(formerly One Group® Mid Cap Value Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalization similar to those within the universe of the Russell Mid Cap Value Index at the time of investment. In choosing investments, the Fund considers the issuer’s soundness and earnings prospects on a long-term basis. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. Banc One Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flow. Stocks are sold based on price considerations or when other stocks present better opportunities. For more information about the Diversified Mid Cap Value Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from Banc One Investment Advisors’ estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow

19

FUND SUMMARY	Diversified Mid Cap Value Fund

and dividends. Value investing is subject to the risk that the stock’s intrinsic value may never be fully realized by the market or that a stock judged by Banc One Investment Advisors to be undervalued may actually be appropriately priced.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	16.28%	2Q2003	Worst Quarter:	-17.70%	3Q2002

20

FUND SUMMARY	Diversified Mid Cap Value Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 3/2/89
Select	3/2/89
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell Mid Cap Value Index[1] (no deduction for fees, expenses or taxes)					*
S&P MidCap 400/BARRA Value Index[2] (no deduction for fees, expenses or taxes)
[1]	The Russell Mid Cap Value Index is an unmanaged index generally representative of the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Fund has changed from the S&P MidCap 400/ BARRA Value Index to the Russell Mid Cap Value Index in order to better represent the investment policies for comparison purposes.
[2]	The S&P MidCap 400/BARRA Value Index is an unmanaged index generally representative of the performance of the lowest price-to-book securities in the S&P Mid Cap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

21

FUND SUMMARY	Diversified Mid Cap Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.65%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.16%
Total Annual Fund Operating Expenses	1.06%
Fee Waiver and/or Expense Reimbursement[2]	(.07)%
Net Expenses	.99%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .99% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$101	$325	$573	$1,283
[1] Without contractual fee waivers, 1 Year expenses would be $108.

22

JPMORGAN	Diversified Mid Cap Fund

(formerly One Group® Diversified Mid Cap Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities to mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Index at the time of investment. The Fund looks for companies of this size with strong potential, attractive valuation, growing market share and a sustainable competitive advantage. In choosing mid cap securities, the Fund invests in both value- and growth-oriented companies. For more information about the Diversified Mid Cap Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

23

FUND SUMMARY	Diversified Mid Cap Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The performance data for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Mid Cap Opportunity Fund and the Pegasus Mid Cap Opportunity Fund.

Best Quarter:	22.78%	4Q1998	Worst Quarter:	-20.69%	3Q1998

24

FUND SUMMARY	Diversified Mid Cap Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/31/83
Select	6/1/91
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell Mid Cap Index[2] (no deduction for fees, expenses or taxes)
S&P MidCap 400 Index[3] (no deduction for fees, expenses or taxes)
[1]	The performance data for periods prior to March 22, 1999 reflects the performance of a common trust fund, the predecessor to the Pegasus Mid Cap Opportunity Fund and the Pegasus Mid Cap Opportunity Fund. The predecessor to the Pegasus Mid Cap Opportunity Fund commenced operations on June 1, 1991 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund.
[2]	The Russell Mid Cap Index is an unmanaged index generally representative of the performance of those Russell Mid Cap companies with . The benchmark index for the Fund has changed from the S&P Mid Cap 400 Index to the Russell Mid Cap Index in order to better represent the investment policies for comparison purposes.
[3]	The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

25

FUND SUMMARY	Diversified Mid Cap Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.65%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.16%
Total Annual Fund Operating Expenses	1.06%
Fee Waiver and/or Expense Reimbursement[2]	(.07)%
Net Expenses	.99%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .99% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$101	$325	$573	$1,283
[1] Without contractual fee waivers, 1 Year expenses would be $108.

26

JPMORGAN	Large Cap Growth Fund

(formerly One Group® Large Cap Growth Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Fund invests in companies with a history of above-average growth or companies expected to enter periods of above-average growth. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-sales and price-to-cash flows as compared to their peers and their expected and historic growth rates. Stocks are sold based upon price considerations or when deteriorating fundamentals are expected to be long-term in nature. For more information about the Large Cap Growth Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by Banc One Investment Advisors regardless of movements in the securities markets.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

27

FUND SUMMARY	Large Cap Growth Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	24.51%	4Q1998	Worst Quarter:	-19.74%	4Q2000

28

FUND SUMMARY	Large Cap Growth Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 2/28/92
Select	2/28/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell 1000 Growth Index[1] (no deduction for fees, expenses or taxes)
[1]	The Russell 1000 Growth Index is an unmanaged index representing the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

29

FUND SUMMARY	Large Cap Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.50%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.22%
Total Annual Fund Operating Expenses[2]	.97%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .99% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the

Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$99	$309	$536	$1,190

30

JPMORGAN	Large Cap Value Fund

(formerly One Group® Large Cap Value Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of large companies with market capitalizations in excess of $4 billion at the time of investment. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. The Fund also may invest in the stock of companies which have “breakup values” well in excess of current market values or which have uniquely undervalued corporate assets. Banc One Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flows. Stocks are sold based on price considerations or when other stocks present better opportunities. For more information about the Large Cap Value Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from Banc One Investment Advisors’ estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stock’s intrinsic value may never be fully realized by the market or that a stock judged by Banc One Investment Advisors to be undervalued may actually be appropriately priced.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

31

FUND SUMMARY	Large Cap Value Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	17.37%	2Q2003	Worst Quarter:	-20.73%	3Q2002

32

FUND SUMMARY	Large Cap Value Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 3/31/91
Select	3/1/91
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell 1000 Value Index[1] (no deduction for fees, expenses or taxes)
S&P 500/BARRA Value Index[2] (no deduction for fees, expenses or taxes)
[1]	The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Large Cap Value Fund has changed from the S&P 500/BARRA Value Index to the Russell 1000 Value Index in order to better represent the investment policies for comparison purposes.
[2]	The S&P 500/BARRA Value Index is an unmanaged index representing the performance of the lowest price-to-book securities in the S&P 500 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

33

FUND SUMMARY	Large Cap Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.40%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.15%
Total Annual Fund Operating Expenses[2]	.80%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .99% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the

Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower than those shown. Information provided is based upon Total Annual Fund Operating Expenses.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$82	$255	$444	$990

34

JPMORGAN	Dividend Income Fund

(formerly One Group® Equity Income Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund attempts to keep its dividend yield above the Standard & Poor’s 500 Composite Price Index (S&P 500 Index)1 by investing in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. As part of its main investment strategy, the Fund may invest in convertible bonds and REITs. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what Banc One Investment Advisors believes to be their long-term investment value. For more information about the Dividend Income Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a REIT?

A REIT or a real estate investment trust is a pooled investment vehicle which invests in income-producing real estate or real estate loans. REITs are classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. As part of its main investment strategy, the Fund invests in equity REITs. Equity REITs mainly invest directly in real estate and obtain income from collecting rents. REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

[1]	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

35

FUND SUMMARY	Dividend Income Fund

Yield. Because of the Fund’s emphasis on yield, the Fund may purchase stocks of companies that are out of favor with the financial community. These stocks may have less of a chance for capital appreciation than securities of companies that are considered to be more attractive investments. In addition, there can be no assurance that a company will continue to pay dividends.

Real Estate Securities. The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk. In addition to the risks facing real estate securities, the Fund’s investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

36

FUND SUMMARY	Dividend Income Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	16.77%	2Q1997	Worst Quarter:	-16.94%	3Q2002

37

FUND SUMMARY	Dividend Income Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 7/2/87
Select	7/2/87
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index[1] (no deduction for fees, expenses or taxes)
[1]	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

38

FUND SUMMARY	Dividend Income Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.40%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.21%
Total Annual Fund Operating Expenses[2]	.86%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .99% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the

Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower than those shown. Information provided is based upon Total Annual Fund Operating Expenses.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$88	$274	$477	$1,061

39

JPMORGAN	Diversified Equity Fund

(formerly One Group® Diversified Equity Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

What are the Fund’s main investment strategies?

The Fund invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies as well as blended companies which have both value and growth characteristics. For more information about the Diversified Equity Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

40

FUND SUMMARY	Diversified Equity Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The performance data includes the performance of the Paragon Value Equity Income Fund for the period before its consolidation with the Fund on March 26, 1996. Historical performance for Select Shares prior to their inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.

Best Quarter:	21.47%	4Q1998	Worst Quarter:	-17.52%	3Q2002

41

FUND SUMMARY	Diversified Equity Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/29/89
Select	3/26/96
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index[2] (no deduction for fees, expenses or taxes)
[1]	The performance data includes the performance of the Paragon Value Equity Income Fund for the period before its consolidation with the Fund on March 26, 1996. Historical performance shown for Select Shares prior to their inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.
[2]	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

42

FUND SUMMARY	Diversified Equity Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.40%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.14%
Total Annual Fund Operating Expenses[2]	.79%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .99% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the

Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$81	$252	$439	$978

43

JPMORGAN	Balanced Fund

(formerly One Group® Balanced Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks to provide total return while preserving capital.

What are the Fund’s main investment strategies?

The Fund invests in a combination of stocks (including both growth and value securities), fixed income securities and money market instruments. Banc One Investment Advisors will regularly review the Fund’s asset allocations and vary them over time to favor investments that it believes will provide the most favorable total return. In making asset allocation decisions, Banc One Investment Advisors will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. Because the Fund seeks total return over the long term, asset allocation shifts will be made gradually over time. For more information about the Balanced Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk. In connection with the Fund’s fixed income strategy, the Fund invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the

44

FUND SUMMARY	Balanced Fund

Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Prepayment and Call Risk. As part of its fixed income investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

45

FUND SUMMARY	Balanced Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	12.35%	4Q1998	Worst Quarter:	-9.13%	3Q2002

46

FUND SUMMARY	Balanced Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 4/2/93
Select	4/2/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index[2] (no deduction for fees, expenses or taxes)
Lehman Brothers Intermediate Government/Credit Bond Index[3] (no deduction for fees, expenses or taxes)
Lipper Balanced Funds Index[4] (no deduction for taxes)
[1]	This table compares the average annual return of the Fund, which holds a mix of stocks, bonds and other debt securities, to an unmanaged, broad-based index (e.g., the S&P 500 Index) as well as supplemental indices for the period indicated.
[2]	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[4]	The Lipper Balanced Funds Index is an index of approximately the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

47

FUND SUMMARY	Balanced Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.55%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.33%
Total Annual Fund Operating Expenses	1.13%
Fee Waiver and/or Expense Reimbursement[2]	(.24)%
Net Expenses	.89%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .89% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$91	$318	$581	$1,335
[1] Without contractual fee waivers, 1 Year expenses would be $115.

48

JPMORGAN	Equity Index Fund

(formerly One Group® Equity Index Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).1

What are the Fund’s main investment strategies?

The Fund invests mainly in stocks included in the S&P 500 Index. The Fund also may invest in stock index futures and other equity derivatives. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s expenses. For more information about the Equity Index Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Index Investing. The Fund attempts to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

49

FUND SUMMARY	Equity Index Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	21.26%	4Q1998	Worst Quarter:	-17.34%	3Q2002

50

FUND SUMMARY	Equity Index Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 7/2/91
Select	7/2/91
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index[1] (no deduction for fees, expenses or taxes)
[1]	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

51

FUND SUMMARY	Equity Index Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.25%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.18%
Total Annual Fund Operating Expenses	.68%
Fee Waiver and/or Expense Reimbursement[2]	(.33)%
Net Expenses	.35%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .35% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$36	$160	$321	$791
[1] Without contractual fee waivers, 1 Year expenses would be $69.

52

JPMORGAN	Market Expansion Index Fund

(formerly One Group® Market Expansion Index Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).1

What are the Fund’s main investment strategies?

The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indices. Because the Fund uses an enhanced index strategy, not all of the stocks in the indices are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the indices. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indices in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indices of at least 0.95, without taking into account the Fund’s expenses. For more information about the Market Expansion Index Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Index Investing. The Fund attempts to track the performance of the S&P SmallCap 600 Index and the S&P MidCap 400 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types

[1]	“S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

53

FUND SUMMARY	Market Expansion Index Fund

of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The performance data includes the performance of the Pegasus Market Expansion Index Fund before it consolidated with the Fund on March 22, 1999.

Best Quarter:	18.44%	2Q2003	Worst Quarter:	-17.72%	3Q2002

54

FUND SUMMARY	Market Expansion Index Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 7/31/98
Select	7/31/98
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 1000 Index[2] (no deduction for fees, expenses or taxes)
[1]	The performance data includes the performance of the Pegasus Market Expansion Index Fund before it consolidated with the Fund on March 22, 1999.
[2]	The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

55

FUND SUMMARY	Market Expansion Index Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.25%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.27%
Total Annual Fund Operating Expenses	.77%
Fee Waiver and/or Expense Reimbursement[2]	(.20)%
Net Expenses	.57%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .57% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$58	$211	$393	$921
[1] Without contractual fee waivers, 1 Year expenses would be $79.

56

JPMORGAN	Health Sciences Fund

(formerly One Group® Health Sciences Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund is designed to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

The Fund mainly invests in equity securities of companies engaged in the research, development, production or distribution of products and services related to biotechnology, health care or medicine. These companies include biotechnology companies, pharmaceutical companies, medical supply and equipment companies, and companies engaged in medical, diagnostic, or other related research and development. In selecting investments for the Fund, Banc One Investment Advisors will seek to identify companies that are well positioned for growth. In addition, consideration will be given to companies with services that generate cost savings for the healthcare system. Banc One Investment Advisors also selects stocks based on revenue and earnings potential and attractive relative valuations. Although the Fund may invest in companies of any size, the Fund will typically invest in large- and mid-capitalization companies. Stocks will be considered for sale when companies experience a decline in fundamentals or when there is a negative change in the fundamental outlook for the industry in which the company operates or the valuation of the stock. For more information about the Health Sciences Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Securities of Health Sciences Companies. The Fund’s performance is closely tied to, and affected by, the performance of the industries in the health sciences sector. Health sciences companies are subject to comprehensive government regulation and scrutiny. The activities of health sciences companies may be dependent upon government funding and reimbursements from governmental programs and agencies. Moreover, new products may require regulatory approval. As a result, adverse actions (or market concerns with prospective actions) by governmental entities such as withdrawal of funding, changes in legislation and regulation, or denial or delays in regulatory approvals, may have an adverse impact on the Fund’s share price. In addition, the Fund may be adversely impacted by increased competition among health sciences companies, patent infringement, product liability and other litigation, and product obsolescence.

Smaller Companies. The Fund’s investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of

57

FUND SUMMARY	Health Sciences Fund

smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund. Finally, emerging companies in the sector in which the Fund invests may not be profitable and may not anticipate earning profits in the foreseeable future.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Initial public offerings (IPOs) and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Non-Diversified. The Fund is considered non-diversified and can invest more of its assets in securities of a single issuer than a “diversified” fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the health sciences sector. Companies in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. For example, biotechnology companies, pharmaceutical companies, medical supply companies, and companies engaged in medical, diagnostic, or other related research and development are all part of the health sciences sector. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the health sciences sector of the economy or individual industries within the health sciences sector.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

58

FUND SUMMARY	Health Sciences Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	18.66%	2Q2003	Worst Quarter:	-17.47%	2Q2002

59

FUND SUMMARY	Health Sciences Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	PERFORMANCE SINCE 3/23/01
Select	3/23/01
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Goldman Sachs Healthcare Index[1] (no deduction for expenses or taxes)
[1]	The Goldman Sachs Healthcare Index is an unmanaged index generally representative of the performance of the healthcare segment of the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

60

FUND SUMMARY	Health Sciences Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)	SELECT
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed/exchanged)	2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.85%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.93%
Total Annual Fund Operating Expenses	2.03%
Fee Waiver and/or Expense Reimbursement[2]	(.68)%
Net Expenses	1.35%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.35% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$137	$521	$980	$2,254
[1] Without contractual fee waivers, 1 Year expenses would be $206.

61

JPMORGAN	Technology Fund

(formerly One Group® Technology Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund is designed to provide long-term capital growth.

What are the Fund’s main investment strategies?

The Fund mainly invests in equity securities of companies that have developed, or are expected to develop, products, processes or services that will provide significant technological advances and improvements. This may include, for example, companies that develop, produce or distribute products in the computer hardware, software, electronics, and communications sectors. In selecting investments, the Fund will generally invest in companies that are positioned for accelerated growth or higher earnings. In addition, the Fund also may invest in companies (regardless of size) whose stocks appear to be trading below their true value. For more information about the Technology Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Securities of Technology Companies. The Fund’s performance is closely tied to and affected by the technology sector. The stock price of technology companies tends to be more volatile than the stock price of companies in other industries. In addition, the valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios. Competitive pressures also may have a significant effect on the financial condition of technology-sensitive companies. Further, because of the rapid pace of technological development, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles. As a result, the Fund’s value and its returns may be considerably more volatile and pose greater risks than the values and returns of other mutual funds that do not focus their investments on companies in the technology sector.

Smaller Companies. The Fund’s investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of large companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund. Finally, emerging companies in the sector in which the Fund invests may not be profitable and may not anticipate earning profits in the foreseeable future.

62

FUND SUMMARY	Technology Fund

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Initial public offerings (IPOs) and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Non-Diversified. The Fund is considered non-diversified and can invest more of its assets in securities of a single issuer than a “diversified” fund. In addition, the Fund concentrates its investments in a single industry or group of industries in the technology sector. Companies in the technology sector include companies involved in the development of products, processes or services that may provide significant technological advances and improvements. For example, companies that develop or distribute computer hardware and software, electronics and communications devices are in the technology sector. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the technology sector of the economy or individual industries within the technology sector.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

63

FUND SUMMARY	Technology Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	29.44%	4Q2001	Worst Quarter:	-33.33%	3Q2001

64

FUND SUMMARY	Technology Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	PERFORMANCE SINCE 7/28/00
Select	7/28/00
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Goldman Sachs Technology Index[1] (no deduction for expenses or taxes)
[1]	The Goldman Sachs Technology Index is an unmanaged index generally representative of the performance of the technology segment of the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

65

FUND SUMMARY	Technology Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)	SELECT
Redemption Fee on share held less than 60 days (as a percentage of amount redeemed/exchanged)	2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	1.00%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.98%
Total Annual Fund Operating Expenses	2.23%
Fee Waiver and/or Expense Reimbursement[2]	(.93)%
Net Expenses	1.30%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.30% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$132	$539	$1,042	$2,424
[1] Without contractual fee waivers, 1 Year expenses would be $226.

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JPMORGAN	International Equity Index Fund

(formerly One Group® International Equity Index Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International Europe, Australasia, Far East Gross Domestic Product Index (MSCI EAFE GDP Index).1

What are the Fund’s main investment strategies?

The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund also may invest in stock index futures. The Fund’s investment advisor attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund’s expenses. As part of its investment strategy, the Fund may invest in securities of emerging international markets such as Mexico, Chile and Brazil. The Fund’s investment advisor selects securities of emerging markets based on size, risk and the ease of investing in the country’s market (e.g., reasonable settlement procedures). Most of the Fund’s assets will be denominated in foreign currencies. For more information about the International Equity Index Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Index Investing. The Fund attempts to track the performance of the MSCI EAFE GDP Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Market Risk. The Fund may invest up to 10% of its net assets in securities of emerging international markets. The risks associated with foreign securities are

[1]	“MSCI EAFE GDP Index” is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

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FUND SUMMARY	International Equity Index Fund

magnified in countries in emerging markets. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	20.46%	4Q1998	Worst Quarter:	-19.86%	3Q2002

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FUND SUMMARY	International Equity Index Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 10/28/92
Select	10/28/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
MSCI EAFE GDP Index[1] (no deduction for fees, expenses or taxes)
[1]	The Morgan Stanley Capital International Europe, Australasia, Far East GDP Index (MSCI EAFE GDP Index) is an unmanaged index generally representative of the performance of international stock markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

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FUND SUMMARY	International Equity Index Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)	SELECT
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed/exchanged)	2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.55%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.21%
Total Annual Fund Operating Expenses	1.01%
Fee Waiver and/or Expense Reimbursement[2]	(.08)%
Net Expenses	.93%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .93% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$95	$308	$544	$1,223
[1] Without contractual fee waivers, 1 Year expenses would be $103.

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JPMORGAN	Diversified International Fund

(formerly One Group® Diversified International Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of companies located in Europe, Asia and Latin America. The Fund also will invest in other regions and countries that present attractive investment opportunities, including developing countries. In selecting a country for investment, Banc One Investment Advisors analyzes global economic, political and market conditions. In selecting individual securities, Banc One Investment Advisors emphasizes core holdings that are diversified by region, country, sector and capitalization. Securities also are selected based upon such characteristics as discounted cash flow valuation relative price-to-earnings, price-to-book and dividend yield. For more information about the Diversified International Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. Because the Fund may invest over 25% of its total assets in a single country, political and economic developments in that country will have a greater impact on the performance of the Fund than would be the case if the Fund were more widely diversified.

Emerging Markets Risk. The risks associated with foreign securities are magnified in countries in emerging markets. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

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FUND SUMMARY	Diversified International Fund

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND SUMMARY	Diversified International Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The performance data includes the performance of a common trust fund, the predecessor to the Pegasus International Equity Fund and the Pegasus International Equity Fund for the period prior to the consolidation with the Fund on March 22, 1999. The predecessor to the Pegasus International Equity Fund commenced operations on December 3, 1994, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus International Equity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	26.98%	4Q1999	Worst Quarter:	-19.12%	3Q2002

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FUND SUMMARY	Diversified International Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 4/30/86
Select	12/3/94
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
MSCI EAFE + EMF Index[2] (no deduction for expenses or taxes)
[1]	The performance data includes the performance of a common trust fund (inception 4/30/86), the predecessor to the Pegasus International Equity Fund, and the Pegasus International Equity Fund for periods prior to the consolidation with the Fund on March 22, 1999. The predecessor to the Pegasus International Equity Fund commenced operations on December 3, 1994, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus International Equity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
[2]	The Morgan Stanley Capital International Europe, Australasia, Far East plus Emerging Markets Free Index (MSCI EAFE + EMF Index) is an unmanaged index generally representative of the performance of international stock markets and of emerging markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

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FUND SUMMARY	Diversified International Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)	SELECT
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed/exchanged)	2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.80%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.20%
Total Annual Fund Operating Expenses	1.25%
Fee Waiver and/or Expense Reimbursement[2]	(.15)%
Net Expenses	1.10%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.10% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$112	$371	$661	$1,487
[1] Without contractual fee waivers, 1 Year expenses would be $127.

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More About the Funds

Each of the 17 Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors except for the JPMorgan International Equity Index Fund which will be managed by JPMorgan Investment Management Inc. if approved by shareholders of the Fund. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes 17 mutual funds with a variety of investment objectives, including total return, capital appreciation, current income and long-term capital growth. The principal investment strategies that are used to meet each Fund’s investment objective also are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They also are described below.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN SMALL COMPANY GROWTH FUND. The Fund mainly invests in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund’s investment objective.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in the securities of small-capitalization companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The Fund may invest up to 25% of its net assets in foreign securities, including American Depositary Receipts.

•	The Fund also may invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities of small-capitalization companies.

JPMORGAN SMALL CAP VALUE FUND. The Fund invests mainly in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies with market capitalizations of $100 million to $3 billion at the time of investment. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund’s investment objectives.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and

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other equity securities of small-capitalization companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The Fund may invest up to 25% of the Fund’s net assets in foreign securities.

•	The Fund may also invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities of small-capitalization companies.

JPMORGAN STRATEGIC SMALL CAP VALUE FUND. The Fund mainly invests in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. These securities may include equity securities issued by real estate investment trusts (also known as REITs) and other real estate companies. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund’s investment objectives. The Fund will ordinarily invest in between 60 to 100 small capitalization companies, but may go outside this range if market conditions warrant.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of small-capitalization companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The Fund may invest up to 25% of its net assets in foreign securities, including American Depositary Receipts.

•	The Fund may sell short stocks that Banc One Investment Advisors believes are overvalued. The value of the short positions will not exceed 10% of the Fund’s net assets.

•	The Fund also may invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities of small-capitalization companies.

JPMORGAN DIVERSIFIED MID CAP GROWTH FUND.The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Growth Index at the time of investment.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of mid-cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	A portion of the Fund’s assets may be held in cash equivalents.

JPMORGAN DIVERSIFIED MID CAP VALUE FUND. The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market

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capitalizations similar to those within the universe of the Russell Mid Cap Value Index at the time of investment.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of mid-cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	A portion of the Fund’s assets may be held in cash equivalents.

JPMORGAN DIVERSIFIED MID CAP FUND. The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Index at the time of investment.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-cap companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	Up to 25% of the Fund’s net assets may be invested in foreign securities. Up to 20% of the Fund’s assets may be invested in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main strategy is to invest in equity securities of mid-capitalization companies.

JPMORGAN LARGE CAP GROWTH FUND. The Fund invests mainly in equity securities of large, well-established companies, including common stocks, and debt securities and preferred stocks which are convertible to common stocks. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in the equity securities of large, well-established companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

JPMORGAN LARGE CAP VALUE FUND. The Fund invests in equity securities of large companies that are believed to be selling below their long-term investment values. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of large companies, including common stocks, and debt securities and preferred stocks which are convertible to common stock. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	A portion of the Fund’s assets may be held in cash equivalents.

JPMORGAN DIVIDEND INCOME FUND. The Fund invests in the equity securities of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics.

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•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	A portion of the Fund’s assets may be held in cash equivalents.

JPMORGAN DIVERSIFIED EQUITY FUND. The Fund invests mainly in common stocks of companies that have the potential for continued earnings growth with strong fundamentals and a reasonable value.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The Fund also may invest up to 20% of the Fund’s assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities.

JPMORGAN BALANCED FUND. The Fund invests in a combination of stocks, fixed income securities and money market instruments. Normally, the Fund will invest:

•	Between 40% and 75% of its total assets in all types of equity securities (including stocks of large-, mid- and small-capitalization companies and growth and value securities). Up to 25% of the Fund’s net assets may be invested in foreign securities, including American Depositary Receipts.

•	Between 25% and 60% of its total assets in mid- to long-term fixed income securities, including bonds, notes and other debt securities. The balance will be invested in cash equivalents.

HOW DOES BANC ONE INVESTMENT ADVISORS SELECT FIXED INCOME SECURITIES FOR THE BALANCED FUND?

Banc One Investment Advisors analyzes four major factors in managing and constructing the portfolio of fixed income securities for the Balanced Fund: duration, market sector, maturity concentrations and individual securities. Rather than attempting to time the market, Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The fixed income portion of the Balanced Fund attempts to enhance total return by selecting market sectors and securities that offer risk/reward advantages based on market trends, structural make-up and credit trends. Individual securities that are purchased by the Fund are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities).

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JPMORGAN EQUITY INDEX FUND. The Fund invests in stocks included in the S&P 500 Index. (The Fund also invests in stock index futures and other equity derivatives.) The Fund may hold up to 10% of its total assets in cash or cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation.)

•	The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index.

•	Banc One Investment Advisors generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

•	The Fund attempts to achieve a correlation between the performance of the Fund and that of the S&P 500 Index of at least 0.95, without taking into account Fund expenses. Perfect correlation would be 1.00.

JPMORGAN MARKET EXPANSION INDEX FUND. The Fund invests in stocks included in the S&P SmallCap 600 Index and S&P MidCap 400 Index.

•	Under normal circumstances, the Fund will hold 80% or more of the stocks in the combined indices.

•	The Fund also may invest up to 10% of its net assets in foreign securities, including Depositary Receipts.

•	Up to 10% of the Fund’s total assets may be held in cash and cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation.)

JPMORGAN HEALTH SCIENCES FUND. The Fund mainly invests in equity securities of health sciences companies with an emphasis on companies that Banc One Investment Advisors believes will produce above-average growth.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	Up to 20% of the Fund’s assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, and equity securities of companies outside industries in the health sciences sector.

•	The Fund also may invest up to 25% of its net assets in the securities of foreign issuers.

•	Under normal conditions, the Fund will invest at least 25% of its total assets in one industry or group of industries in the health sciences sector. Companies in an industry or group of industries in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine.

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JPMORGAN TECHNOLOGY FUND. The Fund mainly invests in equity securities that have, or are expected to develop, products, processes or services that will provide significant technological advances and improvements.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of companies that develop significant technological advancements or improvements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	Up to 20% of the Fund’s assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, and equity securities of companies outside the technology sector.

•	The Fund also may invest up to 25% of its net assets in the securities of foreign issuers.

•	Under normal circumstances, the Fund will invest at least 25% of its total assets in one industry or group of industries in the technology sector. Companies in an industry or group of industries in the technology sector include companies engaged in the research, development, production, or distribution of products and services related to computer hardware and software, communications and electronics.

JPMORGAN INTERNATIONAL EQUITY INDEX FUND. The Fund invests in stocks included in the MSCI EAFE GDP Index. (The Fund also invests in stock index futures.) The Fund’s investment adviser seeks to achieve a correlation between the performance of the Fund and that of the MSCI EAFE GDP Index of at least 0.90, without taking into account expenses. Perfect correlation would be 1.00.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in common stocks (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over-the-counter), warrants, receipts and other equity securities that comprise the index or indices identified by the Fund. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	No more than 10% of the Fund’s assets will be held in cash or cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of this 10% limitation.)

•	Up to 10% of the Fund’s net assets may be invested in securities of emerging international markets included in the Morgan Stanley Emerging Market Free Index, such as Mexico, Chile and Brazil. These investments may be made directly or through local exchanges, through publicly traded closed-end country funds or through “passive foreign investment companies.”

•	Up to 20% of the Fund’s assets may be invested in debt securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities, or by supranational issuers rated in one of the three highest rating categories.

•	A substantial portion of the Fund’s assets will be denominated in foreign currencies.

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JPMORGAN DIVERSIFIED INTERNATIONAL FUND. The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America.

•	At least 65% of the Fund’s total assets normally will be invested in foreign equity securities, consisting of common stock (including American Depositary Receipts), preferred stocks, rights, warrants, convertible securities, and other equity securities, as well as in foreign currencies and options on foreign currencies.

•	The Fund may also invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in foreign equity securities.

INVESTMENT RISKS

•	The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

•	DERIVATIVES. The Funds may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the International Equity Index Fund and the Diversified International Fund (and to a lesser extent, each Fund that may invest in foreign securities) is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

EUROPE. Europe includes countries with highly-developed markets as well as countries with emerging markets. Many developed countries in Western Europe are members of the European Union and the European Monetary Union which require compliance with stringent fiscal and monetary controls. The markets of

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Eastern European countries continue to remain relatively undeveloped and are sensitive to political and economic developments.

ASIA. Asia includes countries in all stages of economic development from the highly developed market economy of Japan to the emerging market economy of the People’s Republic of China. Generally, Asian economies face over-extension of credit, currency devaluation, rising unemployment, decreased exports and economic recessions. Currency devaluation in any one country may have a negative effect on the entire region. The markets in each Asian country suffered significant downturns and volatility in recent years. Although the Asian markets are recovering, continued volatility may persist.

LATIN AMERICA. Latin American countries are considered to be emerging market economies that are marked by high interest rates, inflation and unemployment. Currency devaluation in any one country may have an adverse effect on the entire region. The markets in many Latin American countries have experienced significant downturns as well as significant volatility in recent years. Although the Latin American market appears to be recovering, continued volatility may persist. A small number of companies and industries, including the telecommunications sector, represent a large portion of the market in many Latin American countries.

SECURITIES OF HEALTH SCIENCES COMPANIES. The Health Sciences Fund invests a significant portion of its assets in the securities of companies in industries in the health sciences sector. Because of this focus, the Fund’s performance is closely tied to, and affected by, regulatory, business and economic developments that impact industries in this sector.

•	Industries in the health sciences sector are subject to comprehensive government regulation and scrutiny. Changes in legislation or government regulation may have a detrimental impact on the Fund and its share price.

•	The activities of health sciences companies may be dependent upon government funding and reimbursements from governmental programs and agencies. If such funding is withdrawn or decreased, the Fund may be adversely impacted.

•	The Fund also invests in health sciences companies that are dependent upon the successful development of new products. Such products often require regulatory approval. Denial or delays of regulatory approvals may have an adverse impact on the companies in which the Fund invests. In addition, because of the rapid pace of medical research and development, products and services produced by such companies may become obsolete or have relatively short product cycles.

•	Health sciences companies are especially vulnerable to patent infringement, product liability or other litigation.

•	The Fund may invest a significant portion of its assets in a single industry or small group of industries within the health sciences sector. Such concentration increases the risk of loss to the Fund.

SECURITIES OF TECHNOLOGY COMPANIES. The Technology Fund invests a significant portion of its assets in the securities of companies in industries in the technology

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sector. Because of this focus, the Fund’s performance is closely tied to and affected by this sector. The valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios, price-to-book or dividend yield. This reflects the fact that many technology stocks are issued by relatively new companies that have not yet achieved profitability. Companies in the rapidly changing technology field also often have unusually high price volatility. For example, products and services that at first appear promising may not prove commercially successful. Such earnings disappointments can result in sharp stock price declines. Competitive pressures also may have a significant effect on the financial condition of technology-sensitive companies. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increasingly aggressive pricing may affect the profitability of companies in which the Fund invests. In addition, because of the rapid pace of technological development, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles. As a result the Fund’s value and returns may be considerably more volatile and pose greater risks than the value and returns of other mutual funds with greater diversification among economic sectors.

SHORT SALES RISK. When Banc One Investment Advisors determines that a security is unattractive, the Strategic Small Cap Value Fund may sell the security short by borrowing it from a lender and selling it to a third party at the then current market price. In order to replace the borrowed securities, i.e., ‘cover the short position’, the Fund will be required to purchase, exchange or convert securities to return to the security’s lender. The Fund cannot guarantee that it will be able to replace a borrowed security at a particular time or at an acceptable price. If the borrowed securities have appreciated in value, the Fund will be required to pay more for the replacement securities than the amount it received for selling the security short. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed security declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction costs, is generally limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.

While the Fund has an open short position, it is always subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement shares immediately at the stock’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

Short sales also involve other costs. The Fund must repay to the lender an amount equal to any dividends or interest that accrue while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

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Until the Fund closes the short position, it will maintain a segregated account with a custodian containing cash, U.S. government securities or other liquid securities. These assets used to cover the Fund’s short sales will not be available for any reason, including to meet redemption requests. The Fund will not make a short sale if, after giving effect to the sale, the market value of all securities sold short will exceed 10% of the value of such Fund’s net assets (exclusive of the cash proceeds of the short sale).

WHAT IS SHORT SELLING?

Short selling a security means borrowing it from a lender and then selling it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

To respond to unusual market conditions, the Funds may invest their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

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The percentage of total assets that each Fund may invest in cash and cash equivalents is as follows:

FUND	% OF TOTAL ASSETS
Small Company Growth Fund	100
Small Cap Value Fund	100
Strategic Small Cap Value Fund	100
Diversified Mid Cap Growth Fund	100
Diversified Mid Cap Value Fund	100
Diversified Mid Cap Fund	100
Large Cap Growth Fund	100
Large Cap Value Fund	100
Dividend Income Fund	100
Diversified Equity Fund	100
Balanced Fund	100
Equity Index Fund	10	[1]
Market Expansion Index Fund	10	[1]
Health Sciences Fund	100
Technology Fund	100
International Equity Index Fund	10	[1]
Diversified International Fund	100

[1]	Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the percentage limitation.

PORTFOLIO TURNOVER

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

•	Directly from the Funds through the Distributor.

Who can buy Select Shares?

Select Shares may be purchased by:

•	Institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase. Accounts may be opened with the Funds’ transfer agent, either directly or through a Financial Intermediary.

•	If you have questions about eligibility, please call 1-800-480-4111.

•	Each Fund may also issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A person who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

When can I buy shares?

•	Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase requests accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•	If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

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•	If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate

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individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase order that it does not think that it is in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

•	Shares are sold at net asset value per share (“NAV”).

•	NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In

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addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

•	A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

1.	Read the prospectus carefully, and select the fund or funds most appropriate for you.

2.	Decide how much you want to invest.

•	Select Shares are subject to a $1,000,000 minimum investment requirement per Fund. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

•	Select Share accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

•	Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

•	For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

3.	When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

•	We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you

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without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

•	Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable redemption fee.

4.	Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the funds.

All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The specific Fund in which you are investing.

•	If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and to authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-SELECT)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date.

5.	If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

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Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-SELECT)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

What does it mean that the Small Cap Value Fund is closed to new investors?

You may not purchase shares of the Small Cap Value Fund unless you already are a shareholder of that Fund. The Small Cap Value Fund is closed to new investors. If the Fund receives a purchase order directly from an investor who does not currently have an account with the closed Fund, an account may be opened for the investor in Morgan Shares of the JPMorgan Cash Reserves Money Market Fund. The Fund will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If the Fund cannot contact the investor within 30 days, the entire investment will be refunded.

•	Shareholders of record at the time the Small Cap Value Fund closed to new investors will be able to:

1.	Add to existing accounts through new purchases and reinvestment of dividends or capital gains distributions from shares owned in the Fund. This includes IRA account owners and participants in SEP and SIMPLE plans.

2.	Add to existing accounts through exchanges from other Funds.

•	Participants in 401(k), 403(b) and 457 plans offering the Small Cap Value Fund at the time the Fund closed may open new accounts in the Fund and purchase additional shares in existing accounts. Participants in a 401(k), 403(b) and 457

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plan that were not funded at the time the Small Cap Value Fund closed may also open new accounts in the Fund and purchase additional shares if the Fund received notice that such plan intended to offer the Fund prior to date of closing.

•	Portfolios of the CollegeChoice 529 Investment PlanSM offered by the Indiana Education Savings Authority (the 529 Plan) may purchase additional shares on behalf of existing 529 Plan participants as well as new participants who contribute to the 529 Plan after the close of Small Cap Value Fund.

•	Financial Intermediaries operating wrap accounts for which the Small Cap Value Fund was a specific percentage of the wrap account’s investment allocation may continue to purchase shares for both existing clients and clients who do not have an account with the Fund at the time the Fund closed; provided the percentage of the allocation to the Fund is fixed, from time to time, by the wrap account sponsor and not by the clients. For wrap accounts where the Small Cap Value Fund’s percentage may be changed or determined by the client, Financial Intermediaries may continue to purchase shares only for clients with existing wrap account balances in the Fund, but may not open new accounts for clients who did not have account balances with the Fund at the time the Fund closed.

•	Please keep in mind that if you sell all of the shares of the Small Cap Value Fund held in your account, your account will be closed and you will not be able to buy additional Fund shares or reopen your account as long as the Fund remains closed to new investors. In addition, if your account balance falls below the required minimum account balance, all of your remaining shares may be subject to involuntary redemption and your account closed as described below. If this occurs, you will not be permitted to reopen your account as long as the Fund remains closed to new investors.

The Fund reserve the right to modify this policy at any time.

EXCHANGING FUND SHARES

What are my exchange privileges?

•	Select Shares of a Fund may be exchanged for Select Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

•	All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

•	Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET.

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•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See “Do I pay a redemption fee?” below.

Are exchanges taxable?

Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

•	You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No.

•	However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•	Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•	Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

•	A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

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How do I redeem shares?

You may use any of the following methods to redeem your shares:

1.	You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

2.	You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3.	We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4.	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

•	On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

•	Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

What will my shares be worth?

•	If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

Do I pay a redemption fee?

•	If you sell your shares of the Health Sciences Fund, Technology Fund, International Equity Index Fund or Diversified International Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan’s entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a

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rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

•	The redemption fees are paid to the Health Sciences Fund, Technology Fund, International Equity Index Fund, or Diversified International Fund, as applicable, and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Health Sciences Fund, Technology Fund, International Equity Index Fund or Diversified International Fund do not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

•	Certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Health Sciences Fund, Technology Fund, International Equity Index Fund or Diversified International Fund will be able to apply the fee to such accounts in an effective manner.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•	Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

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SHAREHOLDER SERVICING FEES

JPMorgan Funds, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain shareholder services and other related services to the Funds. For performing these services, JPMDS as shareholder servicing agent, will receive an annual fee of 0.25% of the average daily net assets of the Select Shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•	Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

•	The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

Except for the Balanced Fund, the Dividend Income Fund, the International Equity Index Fund, the Diversified International Fund, the Health Sciences Fund and the Technology Fund, the Funds generally declare dividends on the last business day of each quarter. The Balanced Fund and the Dividend Income Fund generally declare dividends on the last business day of the month. The International Equity Index Fund, the Diversified International Fund, the Health Sciences Fund and the Technology Fund generally declare dividends on the last business day of each year. Dividends for the Funds are distributed on the first business day of the next month after they are declared. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the

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JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Foreign Investments

The Funds’ investments in foreign securities may be subject to foreign withholding. In that case, the yield on those securities would be reduced. You may, however, be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Funds’ distributions.

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Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional.

For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

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AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com by August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds (other than the JPMorgan International Equity Index Fund and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                     . Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $     billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors.”

If approved by shareholders, JPMorgan International Equity Index Fund will be managed by JPMorgan Investment Management Inc. (JPMIM). JPMIM serves as investment adviser to other mutual funds as well as separate accounts. As of December 31, 2004, JPMIM managed over $         billion in assets.

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Fund. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

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ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND*	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Small Company Growth Fund	.74
JPMorgan Small Cap Value Fund	.73
JPMorgan Diversified Mid Cap Growth Fund	.71
JPMorgan Diversified Mid Cap Value Fund	.72
JPMorgan Diversified Mid Cap Fund	.73
JPMorgan Large Cap Growth Fund	.71
JPMorgan Large Cap Value Fund	.73
JPMorgan Dividend Income Fund	.72
JPMorgan Diversified Equity Fund	.73
JPMorgan Balanced Fund	.50
JPMorgan Equity Index Fund	.12
JPMorgan Market Expansion Index Fund	.19
JPMorgan Health Sciences Fund	.32
JPMorgan Technology Fund	.28
JPMorgan International Equity Index Fund	.54
JPMorgan Diversified International Fund	.79

*	The JPMorgan Strategic Small Cap Value Fund had not yet commenced operations as of December 31, 2004. The Fund will pay Banc One Investment Advisors up to 0.74% of its average daily net assets for advisory services.
**	JPMorgan International Equity Index Fund will pay JPMIM an advisory fee of 0.55% of the Fund’s average daily net assets.

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ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES —REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, JPMorgan Investments Management Inc., the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors, JPMIM and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

THE FUND MANAGERS

The Funds are managed by portfolio managers teamed with growth, blend or value style analysts. The teams meet regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.

JPMorgan Small Company Growth Fund. Eytan Shapiro, CFA, is the portfolio manager for the JPMorgan Small Cap Company Fund. Mr. Shapiro joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Shapiro is a vice president of JPMIM and a research analyst for the JPMIM Small Cap Team. Mr. Shapiro has worked for JPMIM or one of its affiliates since 1985. Prior to joining JPMIM, Mr. Shapiro worked as an investment analyst, where he was responsible for the UK building and construction sectors for Philips & Drew in London.

JPMorgan Small Cap Value Fund. Christopher T. Blum and Dennis S. Ruhl serve as portfolio managers of the JPMorgan Small Cap Value Fund. Mr. Blum joined Banc

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One Investment Advisors in December 2004. In addition to position at Banc One Investment Advisors, Mr. Blum has been a portfolio manager in JPMIM’s U.S. Small Cap Equity Group since 2001. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at JPMorgan where he focused on structured small-cap core and small-cap value accounts. Mr. Ruhl joined Banc One Investment Advisors in December 2004. In addition to his position at Banc One Investment Advisors, Mr. Ruhl has been an employee of JPMIM since 1999. His current responsibilities includes managing structured small-cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development.

JPMorgan Strategic Small Cap Value Fund. Christopher T. Blum and Dennis S. Ruhl serve as portfolio managers of the JPMorgan Strategic Small Cap Value Fund. Information on Mr. Blum and Mr. Ruhl is discussed earlier in this prospectus.

JPMorgan Diversified Mid Cap Growth Fund. Christopher Mark Vyvyan Jones and Timothy Parton serve as portfolio managers for the JPMorgan Diversified Mid Cap Growth Fund. Mr. Jones joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Jones is a managing director of JPMIM and has worked as a portfolio manager with various affiliates of JPMIM since 1982. He currently serves as a portfolio manager of the JPMorgan Diversified Mid Cap Growth Fund. Mr. Parton joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Parton is a vice president of JPMIM. He has worked for JPMIM or one of its affiliates since 1986. Mr. Jones and Mr. Parton also serve as co-portfolio managers of the JPMorgan Capital Growth Fund.

JPMorgan Diversified Mid Cap Value Fund. Jonathan Kendrew Llewelyn Simon and Lawrence E. Playford are the portfolio managers for the JPMorgan Diversified Mid Cap Value Fund. Mr. Simon and Mr. Playford joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Simon is also a managing director of JPMIM and has worked with various affiliates of JPMIM since 1980. He currently serves as portfolio manager of the JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund and as a co-portfolio manager of the JPMorgan Dividend Income Fund and the JPMorgan Equity Income Fund. In addition to his position at Banc One Investment Advisors, Mr. Playford, CFA and CPA, is also a Vice President of JPMIM and a co-portfolio manager of the JPMorgan Mid Cap Value Fund. Mr. Playford has worked for various affiliates of JPMIM since 1993.

JPMorgan Diversified Mid Cap Fund. Silvio Tarca is the portfolio manager for the JPMorgan Diversified Mid Cap Fund. Mr. Tarca joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Tarca is a vice president of JPMIM. Mr. Tarca has worked for JPMIM since 2000. Prior to joining JPMIM, Mr. Tarca worked as an information technology consultant for Accenture, a management consulting, technology services and outsourcing company.

JPMorgan Large Cap Growth Fund. Marc Baylin and Giri Devulapally are the portfolio managers for the JPMorgan Large Cap Growth Fund. Mr. Baylin and

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Mr. Devulapally joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Baylin, CFA, is managing director of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Baylin has worked for JPMIM since 2002. Prior to joining JPMIM, he worked for T. Rowe Price for nine years, where he was both an analyst and a portfolio manager. In addition to his position at Banc One Investment Advisors, Mr. Devulapally is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Devulapally has worked for JPMIM since 2003. Prior to joining JPMIM, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. He is also a CFA charter holder.

JPMorgan Large Cap Value Fund. Bradford L. Frishberg is the portfolio manager for the JPMorgan Large Cap Value Fund. Mr. Frishberg joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Frishberg is a managing director of JPMIM and a co-portfolio manager of the JPMorgan Value Opportunities Fund since 2001. Mr. Frishberg has worked for JPMIM or one of its affiliates since 1996.

JPMorgan Dividend Income Fund. Jonathan Kendrew Llewelyn Simon and Clare Hart are the portfolio managers for the JPMorgan Dividend Income Fund. Information on Mr. Simon is discussed earlier in this prospectus. Ms. Hart joined Banc One Investment Advisors in July 2004. In addition to her position at Banc One Investment Advisors, Ms. Hart is co-portfolio manager of the JPMorgan Equity Income Fund. She has worked for JPMIM or one of its affiliates since 1999. Prior to joining JPMIM, Ms. Hart was an equity research associate covering real estate investment trusts for Salomon Smith Barney.

JPMorgan Diversified Equity Fund. Susan Bao and Helge Skibeli are the portfolio managers leading a team of research analysts for the JPMorgan Diversified Equity Fund. Ms. Bao and Mr. Skibeli joined Banc One Investment Advisors in July 2004. In addition to her position with Banc One Investment Advisors, Ms. Bao is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. She has been Vice President of JPMIM or one of its affiliates since 1997. In addition to his position with Banc One Investment Advisors, Mr. Skibeli is also a managing director of JPMIM and head of the U.S. Equity Research Group. Mr. Skibeli has worked for JPMIM or one of its affiliates since 1990.

JPMorgan Balanced Fund. Anne Lester is the primary portfolio manager for the JPMorgan Balanced Fund. In that capacity, Ms. Lester and a team of portfolio managers and analysts manage portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which is comprised of the underlying equity and fixed income strategies. Ms. Lester joined Banc One Investment Advisors in July 2004. In addition to her position at Banc One Investment Advisors, Ms. Lester is a portfolio manager in the JPMIM Global Multi-Asset Group, a position she has held since June 2000. She joined JPMIM in 1992 and, prior to her current role, worked in the Product Development group as a fixed income and currency trader and as a fixed income portfolio manager. The underlying equity portion of the JPMorgan Balanced Fund will be managed by a team of portfolio managers and research analysts. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers

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determine strategy, industry weighting, Fund equity holdings and cash positions. Although a team manages the asset allocation of the overall portfolio and the underlying equity portion of the Fund, Scott Grimshaw, CFA, will continue to serve as the portfolio manager primarily responsible for the underlying fixed income portion of the Fund. Mr. Grimshaw is also the portfolio manager for the JPMorgan Treasury and Agency Fund. From 1994 to 1999, Mr. Grimshaw was a member of the team managing these Funds.

JPMorgan Technology Fund. T. Gary Liberman is the portfolio manager leading a team of research analysts for the JPMorgan Technology Fund. Mr. Liberman joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Liberman is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He first served on the JPMIM Small Cap Team as a technology analyst. He then developed and launched the JPMorgan technology sector portfolios in 1997 and has managed the Luxembourg-domiciled JPMF US Technology Fund since inception. Mr. Liberman has worked for JPMIM or one of its affiliates since 1995. Prior to joining JPMIM, Mr. Liberman was a technology analyst at Salomon Brothers Management and an accountant at Arthur Andersen.

JPMorgan Health Sciences Fund. Scott Braunstein is the portfolio manager leading a team of research analysts for the JPMorgan Health Sciences Fund. Mr. Braunstein joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Braunstein is a research analyst of pharmaceuticals and medical technology stocks for JPMIM and is one of 19 co-analysts of the Analyst Portfolio Strategy at JPMIM. Prior to joining JPMIM, he worked from 2000 to 2002 at Deutsche Bank Alex Brown, from 1999 to 2000 as Director of Operations for Defined Health and from 1994 to 1999 as a physician with Summit Medical Group.

JPMorgan Diversified International Fund. Nigel F. Emmett is the portfolio manager for the JPMorgan Diversified International Fund. Mr. Emmett joined Banc One Investment Advisors in July 2004. In addition to his position with Banc One Investment Advisors, Mr. Emmett co-manages the portfolio management team responsible for the JPMorgan International Opportunities Fund and the JPMorgan International Equity Fund. Mr. Emmett is a managing director of JPMIM and has worked for JPMIM or one of its affiliates since August 1997.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional’s performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional

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manages. Individual contribution relative to client goals carries the highest impact. For example:

•	Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

•	Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of an investment professional’s total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

109

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege,

110

among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense

111

Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable.

Reduced Rate Funds

The table below shows the Reduced Rates for the Select Shares of the Funds offered in this prospectus.

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Large Cap Value Fund	Select	0.82%	0.80%	0.80%
JPMorgan Dividend Income Fund	Select	0.86%	0.86%	0.86%
JPMorgan Diversified Equity Fund	Select	0.81%	0.79%	0.79%
JPMorgan Equity Index Fund	Select	0.26%	0.26%	0.59%

Non-Reduced Rate Funds

The table below shows the ratios for Select Shares of the Funds offered in this prospectus not subject to the Reduced Rate.

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Small Company Growth Fund	Select	0.99%	1.05%	1.09%
JPMorgan Small Cap Value Fund	Select	1.00%	1.00%	1.10%
JPMorgan Strategic Small Cap Value Fund	Select	1.25%	1.25%	1.35%
JPMorgan Diversified Mid Cap Growth Fund	Select	0.98%	0.99%	1.09%
JPMorgan Diversified Mid Cap Value Fund	Select	0.96%	0.99%	1.06%
JPMorgan Diversified Mid Cap Fund	Select	0.96%	0.99%	1.06%
JPMorgan Large Cap Growth Fund	Select	0.99%	0.97%	0.97%
JPMorgan Balanced Fund	Select	0.89%	0.89%	1.13%
JPMorgan Market Expansion Index Fund	Select	0.57%	0.57%	0.77%
JPMorgan Health Sciences Fund	Select	1.35%	1.35%	2.03%
JPMorgan Technology Fund	Select	1.30%	1.30%	2.23%
JPMorgan International Equity Index Fund	Select	0.82%	0.93%	1.01%
JPMorgan Diversified International Fund	Select	1.06%	1.10%	1.25%

112

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	If a Reduced Rate applies, it is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

Reduced Rate Funds

JPMORGAN LARGE CAP VALUE FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$82	5.00%	4.19%	4.19%
October 31, 2006	$85	10.25%	8.57%	4.20%
October 31, 2007	$89	15.76%	13.13%	4.20%
October 31, 2008	$92	21.55%	17.88%	4.20%
October 31, 2009	$96	27.63%	22.83%	4.20%
October 31, 2010	$100	34.01%	27.99%	4.20%
October 31, 2011	$105	40.71%	33.37%	4.20%
October 31, 2012	$109	47.75%	38.97%	4.20%
October 31, 2013	$114	55.13%	44.81%	4.20%
October 31, 2014	$118	62.89%	50.89%	4.20%
October 31, 2015	$123	71.03%	57.22%	4.20%

113

JPMORGAN DIVIDEND INCOME FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$88	5.00%	4.14%	4.14%
October 31, 2006	$91	10.25%	8.45%	4.14%
October 31, 2007	$95	15.76%	12.94%	4.14%
October 31, 2008	$99	21.55%	17.62%	4.14%
October 31, 2009	$103	27.63%	22.49%	4.14%
October 31, 2010	$108	34.01%	27.56%	4.14%
October 31, 2011	$112	40.71%	32.84%	4.14%
October 31, 2012	$117	47.75%	38.34%	4.14%
October 31, 2013	$121	55.13%	44.06%	4.14%
October 31, 2014	$126	62.89%	50.03%	4.14%
October 31, 2015	$132	71.03%	56.24%	4.14%

JPMORGAN DIVERSIFIED EQUITY FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$81	5.00%	4.20%	4.20%
October 31, 2006	$84	10.25%	8.59%	4.21%
October 31, 2007	$88	15.76%	13.16%	4.21%
October 31, 2008	$91	21.55%	17.93%	4.21%
October 31, 2009	$95	27.63%	22.89%	4.21%
October 31, 2010	$99	34.01%	28.07%	4.21%
October 31, 2011	$103	40.71%	33.46%	4.21%
October 31, 2012	$108	47.75%	39.08%	4.21%
October 31, 2013	$112	55.13%	44.93%	4.21%
October 31, 2014	$117	62.89%	51.03%	4.21%
October 31, 2015	$122	71.03%	57.39%	4.21%

JPMORGAN EQUITY INDEX FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$27	5.00%	4.74%	4.74%
October 31, 2006	$28	10.25%	9.70%	4.74%
October 31, 2007	$66	15.76%	14.54%	4.41%
October 31, 2008	$69	21.55%	19.59%	4.41%
October 31, 2009	$72	27.63%	24.87%	4.41%
October 31, 2010	$75	34.01%	30.37%	4.41%
October 31, 2011	$79	40.71%	36.12%	4.41%
October 31, 2012	$82	47.75%	42.13%	4.41%
October 31, 2013	$86	55.13%	48.40%	4.41%
October 31, 2014	$89	62.89%	54.94%	4.41%
October 31, 2015	$93	71.03%	61.77%	4.41%

114

Non-Reduced Rate Funds

JPMORGAN SMALL COMPANY GROWTH FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$105	5.00%	3.97%	3.97%
October 31, 2006	$111	10.25%	8.07%	3.95%
October 31, 2007	$120	15.76%	12.30%	3.91%
October 31, 2008	$125	21.55%	16.69%	3.91%
October 31, 2009	$130	27.63%	21.25%	3.91%
October 31, 2010	$135	34.01%	26.00%	3.91%
October 31, 2011	$140	40.71%	30.92%	3.91%
October 31, 2012	$145	47.75%	36.04%	3.91%
October 31, 2013	$151	55.13%	41.36%	3.91%
October 31, 2014	$157	62.89%	46.89%	3.91%
October 31, 2015	$163	71.03%	52.63%	3.91%

JPMORGAN SMALL CAP VALUE FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$102	5.00%	4.00%	4.00%
October 31, 2006	$106	10.25%	8.16%	4.00%
October 31, 2007	$121	15.76%	12.38%	3.90%
October 31, 2008	$126	21.55%	16.76%	3.90%
October 31, 2009	$131	27.63%	21.31%	3.90%
October 31, 2010	$136	34.01%	26.05%	3.90%
October 31, 2011	$141	40.71%	30.96%	3.90%
October 31, 2012	$147	47.75%	36.07%	3.90%
October 31, 2013	$153	55.13%	41.38%	3.90%
October 31, 2014	$159	62.89%	46.89%	3.90%
October 31, 2015	$165	71.03%	52.62%	3.90%

JPMORGAN STRATEGIC SMALL CAP VALUE FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$127	5.00%	3.75%	3.75%
October 31, 2006	$132	10.25%	7.64%	3.75%
October 31, 2007	$148	15.76%	11.57%	3.65%
October 31, 2008	$153	21.55%	15.64%	3.65%
October 31, 2009	$159	27.63%	19.86%	3.65%
October 31, 2010	$165	34.01%	24.24%	3.65%
October 31, 2011	$171	40.71%	28.77%	3.65%
October 31, 2012	$177	47.75%	33.47%	3.65%
October 31, 2013	$183	55.13%	38.34%	3.65%
October 31, 2014	$190	62.89%	43.39%	3.65%
October 31, 2015	$197	71.03%	48.62%	3.65%

115

JPMORGAN DIVERSIFIED MID CAP GROWTH FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$101	5.00%	4.01%	4.01%
October 31, 2006	$105	10.25%	8.18%	4.01%
October 31, 2007	$120	15.76%	12.41%	3.91%
October 31, 2008	$125	21.55%	16.81%	3.91%
October 31, 2009	$130	27.63%	21.38%	3.91%
October 31, 2010	$135	34.01%	26.12%	3.91%
October 31, 2011	$140	40.71%	31.05%	3.91%
October 31, 2012	$146	47.75%	36.18%	3.91%
October 31, 2013	$151	55.13%	41.50%	3.91%
October 31, 2014	$157	62.89%	47.04%	3.91%
October 31, 2015	$163	71.03%	57.78%	3.91%

JPMORGAN DIVERSIFIED MID CAP VALUE FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$100	5.00%	4.02%	4.02%
October 31, 2006	$105	10.25%	8.19%	4.01%
October 31, 2007	$117	15.76%	12.45%	3.94%
October 31, 2008	$122	21.55%	16.88%	3.94%
October 31, 2009	$126	27.63%	21.49%	3.94%
October 31, 2010	$131	34.01%	26.28%	3.94%
October 31, 2011	$136	40.71%	31.25%	3.94%
October 31, 2012	$142	47.75%	36.42%	3.94%
October 31, 2013	$147	55.13%	41.80%	3.94%
October 31, 2014	$153	62.89%	47.38%	3.94%
October 31, 2015	$159	71.03%	53.19%	3.94%

JPMORGAN DIVERSIFIED MID CAP FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$100	5.00%	4.02%	4.02%
October 31, 2006	$105	10.25%	8.19%	4.01%
October 31, 2007	$117	15.76%	12.45%	3.94%
October 31, 2008	$122	21.55%	16.88%	3.94%
October 31, 2009	$126	27.63%	21.49%	3.94%
October 31, 2010	$131	34.01%	26.28%	3.94%
October 31, 2011	$136	40.71%	31.25%	3.94%
October 31, 2012	$142	47.75%	36.42%	3.94%
October 31, 2013	$147	55.13%	41.80%	3.94%
October 31, 2014	$153	62.89%	47.38%	3.94%
October 31, 2015	$159	71.03%	53.19%	3.94%

116

JPMORGAN LARGE CAP GROWTH FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$100	5.00%	4.02%	4.02%
October 31, 2006	$103	10.25%	8.22%	4.03%
October 31, 2007	$107	15.76%	12.58%	4.03%
October 31, 2008	$111	21.55%	17.11%	4.03%
October 31, 2009	$116	27.63%	21.83%	4.03%
October 31, 2010	$121	34.01%	26.74%	4.03%
October 31, 2011	$125	40.71%	31.85%	4.03%
October 31, 2012	$130	47.75%	37.17%	4.03%
October 31, 2013	$136	55.13%	42.69%	4.03%
October 31, 2014	$141	62.89%	48.44%	4.03%
October 31, 2015	$147	71.03%	54.43%	4.03%

JPMORGAN BALANCED FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$91	5.00%	4.11%	4.11%
October 31, 2006	$95	10.25%	8.39%	4.11%
October 31, 2007	$125	15.76%	12.58%	3.87%
October 31, 2008	$130	21.55%	16.94%	3.87%
October 31, 2009	$135	27.63%	21.47%	3.87%
October 31, 2010	$140	34.01%	26.17%	3.87%
October 31, 2011	$145	40.71%	31.05%	3.87%
October 31, 2012	$151	47.75%	36.12%	3.87%
October 31, 2013	$157	55.13%	41.39%	3.87%
October 31, 2014	$163	62.89%	46.86%	3.87%
October 31, 2015	$169	71.03%	52.84%	3.87%

JPMORGAN MARKET EXPANSION INDEX FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$58	5.00%	4.43%	4.43%
October 31, 2006	$61	10.25%	9.06%	4.43%
October 31, 2007	$86	15.76%	13.67%	4.23%
October 31, 2008	$89	21.55%	18.48%	4.23%
October 31, 2009	$93	27.63%	23.49%	4.23%
October 31, 2010	$97	34.01%	28.71%	4.23%
October 31, 2011	$101	40.71%	34.16%	4.23%
October 31, 2012	$105	47.75%	39.83%	4.23%
October 31, 2013	$110	55.13%	45.75%	4.23%
October 31, 2014	$115	62.89%	51.91%	4.23%
October 31, 2015	$119	71.03%	58.34%	4.23%

117

JPMORGAN HEALTH SCIENCES FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$137	5.00%	3.65%	3.65%
October 31, 2006	$142	10.25%	7.43%	3.65%
October 31, 2007	$221	15.76%	10.62%	2.97%
October 31, 2008	$228	21.55%	13.91%	2.97%
October 31, 2009	$235	27.63%	17.29%	2.97%
October 31, 2010	$242	34.01%	20.78%	2.97%
October 31, 2011	$249	40.71%	24.36%	2.97%
October 31, 2012	$256	47.75%	28.06%	2.97%
October 31, 2013	$264	55.13%	31.86%	2.97%
October 31, 2014	$272	62.89%	35.78%	2.97%
October 31, 2015	$280	71.03%	39.81%	2.97%

JPMORGAN TECHNOLOGY FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$132	5.00%	3.70%	3.70%
October 31, 2006	$137	10.25%	7.54%	3.70%
October 31, 2007	$243	15.76%	10.52%	2.77%
October 31, 2008	$250	21.55%	13.58%	2.77%
October 31, 2009	$257	27.63%	16.72%	2.77%
October 31, 2010	$264	34.01%	19.96%	2.77%
October 31, 2011	$271	40.71%	23.28%	2.77%
October 31, 2012	$279	47.75%	26.69%	2.77%
October 31, 2013	$286	55.13%	30.20%	2.77%
October 31, 2014	$294	62.89%	33.81%	2.77%
October 31, 2015	$203	71.03%	37.52%	2.77%

JPMORGAN INTERNATIONAL EQUITY INDEX FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$91	5.00%	4.10%	4.10%
October 31, 2006	$99	10.25%	8.34%	4.07%
October 31, 2007	$112	15.76%	12.66%	3.99%
October 31, 2008	$116	21.55%	17.16%	3.99%
October 31, 2009	$121	27.63%	21.83%	3.99%
October 31, 2010	$126	34.01%	26.69%	3.99%
October 31, 2011	$131	40.71%	31.75%	3.99%
October 31, 2012	$136	47.75%	37.01%	3.99%
October 31, 2013	$141	55.13%	42.47%	3.99%
October 31, 2014	$147	62.89%	48.16%	3.99%
October 31, 2015	$153	71.03%	54.07%	3.99%

118

JPMORGAN DIVERSIFIED INTERNATIONAL FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$111	5.00%	3.91%	3.91%
October 31, 2006	$117	10.25%	7.96%	3.90%
October 31, 2007	$137	15.76%	12.01%	3.75%
October 31, 2008	$143	21.55%	16.21%	3.75%
October 31, 2009	$148	27.63%	20.57%	3.75%
October 31, 2010	$154	34.01%	25.09%	3.75%
October 31, 2011	$159	40.71%	29.78%	3.75%
October 31, 2012	$165	47.75%	34.65%	3.75%
October 31, 2013	$171	55.13%	39.70%	3.75%
October 31, 2014	$178	62.89%	44.94%	3.75%
October 31, 2015	$185	71.03%	50.37%	3.75%

119

Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

SMALL COMPANY GROWTH FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$8.87	$9.23	$10.47	$12.97	$10.62
Investment Activities:
Net investment income (loss)	(0.05)	(0.03)	(0.05)	(0.06)	(0.03)
Net realized and unrealized gains (losses) from investments	3.09	(0.33)	(1.19)	(1.05)	3.26
Total from Investment Activities	3.04	(0.36)	(1.24)	(1.11)	3.23
Distributions:
Net realized gains	–	–	–	(1.39)	(0.88)
NET ASSET VALUE, END OF PERIOD	$11.91	$8.87	$9.23	$10.47	$12.97
Total Return	34.27%	(3.90)%	(11.84)%	(9.00)%	32.26%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$643,958	$447,634	$376,910	$274,544	$253,626
Ratio of expenses to average net assets	0.99%	1.03%	1.05%	1.04%	1.05%
Ratio of net investment income to average net assets	(0.47)%	(0.45)%	(0.65)%	(0.59)%	(0.23)%
Ratio of expenses to average net assets*	0.99%	1.04%	1.06%	1.05%	1.06%
Portfolio turnover(A)	62.46%	94.54%	119.33%	157.71%	163.03%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

120

SMALL CAP VALUE FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$18.40	$21.19	$19.53	$13.74	$14.26
Investment Activities:
Net investment income (loss)	0.08	0.11	0.14	0.22	0.13
Net realized and unrealized gains (losses) from investments	6.45	(1.81)	2.78	5.79	(0.53)
Total from Investment Activities	6.53	(1.70)	2.92	6.01	(0.40)
Distributions:
Net investment income	(0.06)	(0.11)	(0.14)	(0.22)	(0.12)
Net realized gains	–	(0.98)	(1.12)	–	–
Total Distributions	(0.06)	(1.09)	(1.26)	(0.22)	(0.12)
NET ASSET VALUE, END OF PERIOD	$24.87	$18.40	$21.19	$19.53	$13.74
Total Return	35.55%	(7.50)%	15.76%	43.98%	(2.78)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$819,264	$604,837	$629,011	$321,689	$179,923
Ratio of expenses to average net assets	0.98%	1.00%	0.99%	0.96%	0.93%
Ratio of net investment income to average net assets	0.36%	0.70%	0.73%	1.33%	0.83%
Ratio of expenses to average net assets*	1.00%	1.02%	1.01%	0.99%	1.05%
Portfolio turnover(A)	40.60%	45.70%	39.91%	74.81%	146.46%

DIVERSIFIED MID CAP GROWTH FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$18.66	$18.70	$22.13	$29.73	$25.32
Investment Activities:
Net investment income (loss)	(0.10)	(0.06)	(0.11)	(0.15)	(0.10)
Net realized and unrealized gains (losses) from investments	3.94	0.02	(3.25)	(3.13)	8.59
Total from Investment Activities	3.84	(0.04)	(3.36)	(3.28)	8.49
Distributions:
Net realized gains	–	–	(0.07)	(4.32)	(4.08)
NET ASSET VALUE, END OF PERIOD	$22.50	$18.66	$18.70	$22.13	$29.73
Total Return	20.58%	(0.21)%	(15.20)%	(13.54)%	36.65%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,764,404	$1,493,114	$1,313,208	$1,418,647	$1,624,824
Ratio of expenses to average net assets	0.97%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets	(0.44)%	(0.40)%	(0.57)%	(0.60)%	(0.38)%
Ratio of expenses to average net assets*	0.98%	1.06%	1.07%	1.02%	0.99%
Portfolio turnover(A)	47.66%	70.87%	83.02%	127.02%	181.78%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

121

DIVERSIFIED MID CAP VALUE FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$13.48	$15.33	$16.74	$13.44	$14.88
Investment Activities:
Net investment income (loss)	0.10	0.08	0.08	0.12	0.12
Net realized and unrealized gains (losses) from investments	3.86	(1.14)	(0.05)	3.98	(0.14)
Total from Investment Activities	3.96	(1.06)	0.03	4.10	(0.02)
Distributions:
Net investment income	(0.10)	(0.08)	(0.08)	(0.12)	(0.12)
Net realized gains	–	(0.71)	(1.36)	(0.68)	(1.30)
Total Distributions	(0.10)	(0.79)	(1.44)	(0.80)	(1.42)
NET ASSET VALUE, END OF PERIOD	$17.34	$13.48	$15.33	$16.74	$13.44
Total Return	29.43%	(6.48)%	0.24%	31.55%	0.38%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,541,179	$1,269,438	$1,237,701	$1,180,092	$963,410
Ratio of expenses to average net assets	0.94%	0.99%	0.97%	0.96%	0.97%
Ratio of net investment income to average net assets	0.65%	0.65%	0.57%	0.77%	0.93%
Ratio of expenses to average net assets*	0.96%	1.00%	0.98%	0.97%	0.99%
Portfolio turnover(A)	23.90%	99.39%	101.29%	127.06%	110.43%

DIVERSIFIED MID CAP FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$15.51	$16.06	$18.46	$21.69	$22.10
Investment Activities:
Net investment income (loss)	0.02	0.04	0.03	0.02	0.06
Net realized and unrealized gains (losses) from investments	3.41	(0.55)	(1.53)	1.33	2.59
Total from Investment Activities	3.43	(0.51)	(1.50)	1.35	2.65
Distributions:
Net investment income	(0.01)	(0.04)	(0.02)	(0.03)	(0.05)
Net realized gains	–	–	(0.88)	(4.55)	(3.01)
Total Distributions	(0.01)	(0.04)	(0.90)	(4.58)	(3.06)
NET ASSET VALUE, END OF PERIOD	$18.93	$15.51	$16.06	$18.46	$21.69
Total Return	22.13%	(3.16)%	(8.35)%	6.13%	14.03%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$922,414	$841,092	$835,901	$890,096	$832,959
Ratio of expenses to average net assets	0.95%	0.96%	0.97%	0.93%	0.86%
Ratio of net investment income to average net assets	0.10%	0.29%	0.15%	0.19%	0.24%
Ratio of expenses to average net assets*	0.96%	0.98%	0.99%	0.97%	1.00%
Portfolio turnover(A)	73.00%	48.94%	37.08%	59.45%	70.01%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued

122

LARGE CAP GROWTH FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$12.67	$12.33	$17.12	$26.68	$26.15
Investment Activities:
Net investment income (loss)	–	0.01	(0.02)	(0.08)	(0.03)
Net realized and unrealized gains (losses) from investments	1.89	0.33	(4.77)	(8.58)	3.90
Total from Investment Activities	1.89	0.34	(4.79)	(8.66)	3.87
Distributions:
Net realized gains	–	–	–	(0.90)	(3.34)
NET ASSET VALUE, END OF PERIOD	$14.56	$12.67	$12.33	$17.12	$26.68
Total Return	14.92%	2.76%	(27.98)%	(33.56)%	15.30%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,702,190	$1,453,774	$1,540,526	$2,059,004	$3,118,107
Ratio of expenses to average net assets	0.99%	0.99%	0.97%	0.93%	0.94%
Ratio of net investment income to average net assets	0.00%	0.13%	(0.13)%	(0.38)%	0.12%
Ratio of expenses to average net assets*	1.01%	1.13%	1.07%	1.00%	0.94%
Portfolio turnover(A)	46.12%	60.12%	69.07%	73.36%	123.21%

LARGE CAP VALUE FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$12.06	$12.77	$16.16	$15.50	$18.09
Investment Activities:
Net investment income (loss)	0.17	0.12	0.09	0.11	0.13
Net realized and unrealized gains (losses) from investments	2.30	(0.71)	(3.22)	1.05	(1.10)
Total from Investment Activities	2.47	(0.59)	(3.13)	1.16	(0.97)
Distributions:
Net investment income	(0.17)	(0.12)	(0.09)	(0.11)	(0.13)
Net realized gains	–	–	(0.17)	(0.39)	(1.49)
Total Distributions	(0.17)	(0.12)	(0.26)	(0.50)	(1.62)
NET ASSET VALUE, END OF PERIOD	$14.36	$12.06	$12.77	$16.16	$15.50
Total Return	20.52%	(4.46)%	(19.53)%	7.54%	(5.64)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,462,956	$1,176,240	$1,161,684	$1,544,504	$1,474,666
Ratio of expenses to average net assets	0.93%	0.97%	0.98%	0.96%	0.96%
Ratio of net investment income to average net assets	1.24%	1.14%	0.67%	0.69%	0.82%
Ratio of expenses to average net assets*	0.95%	0.98%	0.99%	0.96%	0.96%
Portfolio turnover(A)	32.36%	84.63%	125.65%	127.66%	131.95%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

123

DIVIDEND INCOME FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$15.06	$16.36	$19.42	$21.25	$24.50
Investment Activities:
Net investment income (loss)	0.25	0.26	0.25	0.26	0.33
Net realized and unrealized gains (losses) from investments	2.13	(0.82)	(2.01)	0.68	(2.32)
Total from Investment Activities	2.38	(0.56)	(1.76)	0.94	(1.99)
Distributions:
Net investment income	(0.25)	(0.26)	(0.24)	(0.25)	(0.32)
Net realized gains	(0.52)	(0.48)	(1.06)	(2.52)	(0.94)
Total Distributions	(0.77)	(0.74)	(1.30)	(2.77)	(1.26)
NET ASSET VALUE, END OF PERIOD	$16.67	$15.06	$16.36	$19.42	$21.25
Total Return	16.22%	(3.06)%	(9.64)%	4.26%	(8.34)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$326,818	$294,638	$332,490	$439,755	$584,810
Ratio of expenses to average net assets	0.99%	0.99%	0.99%	0.98%	0.91%
Ratio of net investment income to average net assets	1.61%	1.84%	1.39%	1.25%	1.44%
Ratio of expenses to average net assets*	1.01%	1.02%	1.01%	1.00%	1.01%
Portfolio turnover(A)	14.75%	16.80%	17.03%	13.44%	15.82%

DIVERSIFIED EQUITY FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.26	$10.46	$12.95	$15.05	$15.19
Investment Activities:
Net investment income (loss)	0.08	0.07	0.05	0.03	0.03
Net realized and unrealized gains (losses) from investments	1.40	(0.20)	(2.45)	(1.86)	0.72
Total from Investment Activities	1.48	(0.13)	(2.40)	(1.83)	0.75
Distributions:
Net investment income	(0.08)	(0.07)	(0.05)	(0.03)	(0.02)
Net realized gains	–	–	(0.04)	(0.24)	(0.87)
Total Distributions	(0.08)	(0.07)	(0.09)	(0.27)	(0.89)
NET ASSET VALUE, END OF PERIOD	$11.66	$10.26	$10.46	$12.95	$15.05
Total Return	14.44%	(1.12)%	(18.61)%	(12.37)%	5.23%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,742,208	$1,579,667	$1,528,790	$1,742,023	$1,895,968
Ratio of expenses to average net assets	0.93%	0.98%	0.98%	0.95%	0.95%
Ratio of net investment income to average net assets	0.72%	0.79%	0.46%	0.26%	0.20%
Ratio of expenses to average net assets*	0.94%	0.99%	0.99%	0.96%	0.95%
Portfolio turnover(A)	26.55%	26.95%	14.29%	21.92%	37.98%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

124

BALANCED FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.81	$11.65	$13.14	$13.99	$14.13
Investment Activities:
Net investment income (loss)	0.24	0.29	0.32	0.36	0.40
Net realized and unrealized gains (losses) from investments	0.79	0.16	(1.49)	(0.86)	0.38
Total from Investment Activities	1.03	0.45	(1.17)	(0.50)	0.78
Distributions:
Net investment income	(0.26)	(0.29)	(0.32)	(0.35)	(0.39)
Net realized gains	–	–	–	–	(0.53)
Total Distributions	(0.26)	(0.29)	(0.32)	(0.35)	(0.92)
NET ASSET VALUE, END OF PERIOD	$12.58	$11.81	$11.65	$13.14	$13.99
Total Return	8.80%	4.06%	(9.05)%	(3.61)%	5.74%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$28,045	$44,153	$60,442	$84,588	$139,496
Ratio of expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.88%
Ratio of net investment income to average net assets	2.03%	2.57%	2.52%	2.56%	2.81%
Ratio of expenses to average net assets*	1.04%	1.04%	1.04%	1.01%	0.98%
Portfolio turnover(A)	33.28%	26.30%	24.92%	37.61%	57.08%

EQUITY INDEX FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$22.26	$22.60	$27.96	$33.21	$31.79
Investment Activities:
Net investment income (loss)	0.34	0.30	0.28	0.27	0.31
Net realized and unrealized gains (losses) from investments	3.80	(0.34)	(5.36)	(5.26)	1.86
Total from Investment Activities	4.14	(0.04)	(5.08)	(4.99)	2.17
Distributions:
Net investment income	(0.34)	(0.30)	(0.28)	(0.26)	(0.30)
Net realized gains	–	–	–	–	(0.45)
Total Distributions	(0.34)	(0.30)	(0.28)	(0.26)	(0.75)
NET ASSET VALUE, END OF PERIOD	$26.06	$22.26	$22.60	$27.96	$33.21
Total Return	18.67%	(0.03)%	(18.24)%	(15.05)%	6.86%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,948,823	$1,737,838	$1,663,601	$1,742,852	$1,987,505
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	1.37%	1.46%	1.10%	0.89%	0.95%
Ratio of expenses to average net assets*	0.54%	0.60%	0.60%	0.58%	0.57%
Portfolio turnover(A)	4.65%	6.74%	6.68%	9.72%	7.89%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

125

MARKET EXPANSION INDEX FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$8.33	$8.60	$8.82	$9.07	$10.63
Investment Activities:
Net investment income (loss)	0.06	0.03	0.04	0.06	0.07
Net realized and unrealized gains (losses) from investments	2.40	(0.25)	(0.19)	0.70	1.15
Capital contributions from Investment Advisor	–	–	–	–	0.02
Total from Investment Activities	2.46	(0.22)	(0.15)	0.76	1.24
Distributions:
Net investment income	(0.05)	(0.03)	(0.03)	(0.05)	(0.07)
Net realized gains (losses) on investments	–	(0.02)	(0.04)	(0.96)	(2.73)
Total Distributions	(0.05)	(0.05)	(0.07)	(1.01)	(2.80)
NET ASSET VALUE, END OF PERIOD	$10.74	$8.33	$8.60	$8.82	$9.07
Total Return	29.54%	(2.46)%	(1.78)%	8.84%	14.30%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$250,765	$113,512	$42,115	$31,337	$28,699
Ratio of expenses to average net assets	0.52%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	0.60%	0.59%	0.44%	0.61%	0.72%
Ratio of expenses to average net assets*	0.68%	0.82%	0.90%	0.85%	0.95%
Portfolio turnover(A)	51.51%	53.51%	73.63%	36.68%	64.29%

TECHNOLOGY FUND SELECT	YEAR ENDED JUNE 30,			JULY 28, 2000 TO JUNE 30, 2001(B)
	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$3.74	$3.58	$5.91	$10.00
Investment Activities:
Net investment income (loss)	(0.04)	(0.03)	(0.05)	(0.04)
Net realized and unrealized gains (losses) from investments	0.78	0.19	(2.28)	(4.05)
Total from Investment Activities	0.74	0.16	(2.33)	(4.09)
NET ASSET VALUE, END OF PERIOD	$4.48	$3.74	$3.58	$5.91
Total Return	19.79%	4.47%	(39.42)%	(40.90	)%(C)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$4,040	$3,647	$2,524	$3,509
Ratio of expenses to average net assets	1.30%	1.30%	1.30%	1.30	%(D)
Ratio of net investment income to average net assets	(0.90)%	(0.91)%	(1.03)%	(0.98	)%(D)
Ratio of expenses to average net assets*	2.04%	2.23%	2.20%	2.14	%(D)
Portfolio turnover(A)	16.85%	29.13%	33.74%	76.53%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.

126

HEALTH SCIENCES FUND SELECT	YEAR ENDED JUNE 30,			MARCH 23, 2001 TO JUNE 30, 2001(A)
	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$10.24	$8.88	$11.71	$10.00
Investment Activities:
Net investment income	(0.05)	(0.04)	(0.19)	(0.02)
Net realized and unrealized gains (losses) from investments	0.79	1.40	(2.60)	1.73
Total from Investment Activities	0.74	1.36	(2.79)	1.71
Distributions:
Net realized gains	–	–	(0.04)	–
NET ASSET VALUE, END OF PERIOD	$10.98	$10.24	$8.88	$11.71
Total Return	7.23%	15.32%	(23.92)%	17.10	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$413	$202	$276	$1,080
Ratio of expenses to average net assets	1.35%	1.35%	1.35%	1.35	%(C)
Ratio of net investment income to average net assets	(0.53)%	(0.34)%	(0.61)%	(0.51	)%(C)
Ratio of expenses to average net assets*	1.84%	2.20%	2.37%	5.10	%(C)
Portfolio turnover(D)	47.28%	106.72%	67.68%	2.34%

INTERNATIONAL EQUITY INDEX FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$13.19	$14.10	$16.08	$21.65	$18.63
Investment Activities:
Net investment income (loss)	0.22	0.19	0.13	0.22	0.14
Net realized and unrealized gains (losses) from investments	4.31	(1.07)	(1.99)	(5.55)	3.22
Redemption fees collected from redemption of fund shares	–	0.01	–	–	–
Total from Investment Activities	4.53	(0.87)	(1.86)	(5.33)	3.36
Distributions:
Net investment income	(0.19)	(0.04)	(0.12)	(0.19)	(0.05)
Net realized gains	–	–	–	(0.05)	(0.29)
Total Distributions	(0.19)	(0.04)	(0.12)	(0.24)	(0.34)
NET ASSET VALUE, END OF PERIOD	$17.53	$13.19	$14.10	$16.08	$21.65
Total Return	34.38%	(6.12)%	(11.55)%	(24.77)%	18.09%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$798,323	$560,910	$564,207	$639,028	$795,657
Ratio of expenses to average net assets	0.80%	0.84%	0.87%	0.83%	0.86%
Ratio of net investment income to average net assets	1.46%	1.59%	0.79%	1.21%	0.66%
Ratio of expenses to average net assets*	0.82%	0.86%	0.87%	0.85%	0.86%
Portfolio turnover(D)	12.69%	11.72%	13.60%	6.75%	13.85%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

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DIVERSIFIED INTERNATIONAL FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.00	$11.87	$13.14	$17.97	$15.13
Investment Activities:
Net investment income (loss)	0.16	0.13	(0.02)	0.16	0.11
Net realized and unrealized gains (losses) from investments	3.01	(0.98)	(1.13)	(4.60)	3.06
Redemption fees collected from redemption of fund shares	–	0.01	–	–	–
Total from Investment Activities	3.17	(0.84)	(1.15)	(4.44)	3.17
Distributions:
Net investment income	(0.11)	(0.03)	(0.12)	(0.09)	(0.15)
Net realized gains	–	–	–	(0.30)	(0.18)
Total Distributions	(0.11)	(0.03)	(0.12)	(0.39)	(0.33)
NET ASSET VALUE, END OF PERIOD	$14.06	$11.00	$11.87	$13.14	$17.97
Total Return	28.88%	(7.02)%	(8.75)%	(25.13)%	20.97%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,050,794	$807,349	$795,180	$790,431	$851,758
Ratio of expenses to average net assets	1.04%	1.08%	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets	1.22%	1.37%	0.73%	1.18%	0.62%
Ratio of expenses to average net assets*	1.06%	1.15%	1.11%	1.07%	1.08%
Portfolio turnover(A)	50.51%	94.26%	266.10%	29.92%	17.05%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

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Appendix A

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Small Company Growth Fund	1
JPMorgan Small Cap Value Fund	2
JPMorgan Strategic Small Cap Value Fund	3
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	5
JPMorgan Diversified Mid Cap Fund	6
JPMorgan Large Cap Growth Fund	7
JPMorgan Large Cap Value Fund	8
JPMorgan Dividend Income Fund	9
JPMorgan Diversified Equity Fund	10
JPMorgan Balanced Fund	11
JPMorgan Equity Index Fund	12
JPMorgan Market Expansion Index Fund	13
JPMorgan Health Sciences Fund	14
JPMorgan Technology Fund	15
JPMorgan International Equity Index Fund	16
JPMorgan Diversified International Fund	17

Instrument	Fund Code	Risk Type

Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool that provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	11	Prepayment Market Credit Regulatory
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	2, 3, 6, 11, 17	Prepayment Market Credit Regulatory

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Instrument	Fund Code	Risk Type

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1-17	Credit Liquidity Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	1-17	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-17	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-17	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	1-17	Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-17	Market Credit
Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	7, 11, 14, 15	Market Credit
Currency Futures and Related Options: The Funds may engage in transactions in financial futures and related options, which are generally described above. The Funds will enter into these transactions in foreign currencies for hedging purposes only.	16, 17	Management Liquidity Credit Market Political Leverage Foreign Investment
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	11	Market Liquidity Management

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Instrument	Fund Code	Risk Type

Exchange-Traded Funds: Ownership in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange-traded funds or ETFs include a wide range of investments such as iShares, Standard and Poor’s Depository Receipts (SPDRs), and NASDAQ 100’s. The Equity Index Fund invests only in SPDRs and other ETFs that track the S&P 500.	1-17	Market
Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short- to long-term final maturities.	11	Credit Prepayment Regulatory Market
Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.	1-17	Market Political Liquidity Foreign Investment
Forward Foreign Exchange Transactions: Contractual agreement to purchase or sell one specified currency for another currency at a specified future date and price. The Funds will enter into forward foreign exchange transactions for hedging purposes only.	16, 17	Management Liquidity Credit Market Political Leverage Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	1-17	Management Market Credit Liquidity Leverage
Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae, and Freddie Mae.	1-17	Market Credit U.S. Govt. Agency

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Instrument	Fund Code	Risk Type

Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	11	Market Leverage Credit
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors and JPMIM will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-17	Market
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries (LDCs).	11	Credit Political Liquidity Foreign Investment Market
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	2, 6, 11, 15, 17	Prepayment Market Credit Regulatory Leverage
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	2, 6, 11, 17	Prepayment Market Regulatory Leverage
Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases and obligations of municipal housing authorities and single family revenue bonds.	11	Market Credit Political Tax Regulatory
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Funds may invest in such options, contracts and products.	1-17	Management Credit Market Liquidity

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Instrument	Fund Code	Risk Type

Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	2, 3, 6, 11, 14, 16, 17	Credit Foreign Investment
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-17	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-17	Liquidity Management Market Regulatory Tax Prepayment
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-17	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-17	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-17	Market Leverage
Rights and Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1, 2, 3, 6-8, 10-11	Market Credit
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities and/or letters of credit as collateral.	1-17	Credit Market Leverage
Short-term Funding Agreements: Funding agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	11	Credit Liquidity Market

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Instrument	Fund Code	Risk Type

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage-backed obligations. These include IOs and POs.	11	Prepayment Market Credit Regulatory
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	1-11, 13, 14, 16, 17	Market Liquidity Management Credit Foreign Investment
Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	1-17	Management Credit Liquidity Market
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-17	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	1-17	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	1-17	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	1-17	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1-17	Credit Liquidity Market
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-17	Market Leverage Liquidity Credit

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Instrument	Fund Code	Risk Type

Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	2, 3, 6, 11, 17	Credit Market Zero Coupon
Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities that convert on a specified date to interest bearing debt securities.	11	Credit Market Zero Coupon

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INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an

136

investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates.

A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

•	Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

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Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•	Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

•	Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•	Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, on our website, or through other means;

•	Information we receive from you through transactions, correspondence and other communications with us; and

•	Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111 or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-I-120 (2/05)

EQUITY FUNDS

Prospectus

JPMorgan Equity Funds

February 19, 2005

Ultra Class Shares

JPMorgan Small Cap Value Fund*

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Diversified Mid Cap Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

For Institutional Investors

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

*	Closed to new investors. Additional and new investments are permitted as described in the section entitled “How to Do Business with the Funds - Purchasing Fund Shares.”

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Small Cap Value Fund*

(formerly One Group® Small Cap Value Fund)

*	Closed to new investors. Additional and new investments are permitted as described in the section entitled “How to Do Business with the Funds - Purchasing Fund Shares.”

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $4 billion at the time of investment. These securities may include equity securities issued by real estate investment trusts (also known as REITs) and other real estate companies. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value. For more information about the Small Cap Value Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Initial public offerings (IPOs) and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from Banc One Investment Advisors’ estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stock’s intrinsic value may never be fully realized by the market or that a stock judged by Banc One Investment Advisors to be undervalued may actually be appropriately priced.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

1

FUND SUMMARY

Small Cap Value Fund

Real Estate Securities. The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk. In addition to the risks facing real estate securities, the Fund’s investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

FUND SUMMARY

Small Cap Value Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund, and the Pegasus Small Cap Opportunity Fund for the period before the consolidation with the Fund on March 22, 1999. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	21.34%	4Q2001	Worst Quarter:	-24.07%	3Q1998

3

FUND SUMMARY

Small Cap Value Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 6/30/72
Select	1/27/95
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell 2000 Value Index[2] (no deduction for fees, expenses or taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses. The performance data for periods prior to March 22, 1999 reflects the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund and the Pegasus Small Cap Opportunity Fund. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund.
[2]	The Russell 2000 Value Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of these expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

4

FUND SUMMARY

Small Cap Value Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.65%
Other Expenses[1]	.20%
Total Annual Fund Operating Expenses[2]	.85%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .86% of the average daily net assets of the Ultra Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 Year[1]	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

[1]	Without contractual fee waivers, 1 year expenses would be $87.

5

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Diversified Mid Cap Growth Fund

(formerly One Group® Mid Cap Growth Fund)

What is the goal of the Fund?

The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Growth Index at the time of investment. Typically, the Fund acquires shares of companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Dividend return is not a primary factor in security selection. The Fund also invests in smaller companies in emerging growth industries. For more information about the Diversified Mid Cap Growth Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by Banc One Investment Advisors regardless of movements in the securities markets.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6

FUND SUMMARY

Diversified Mid Cap Growth Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 —Select Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	39.91%	4Q1998	Worst Quarter:	-21.01%	3Q2001

7

FUND SUMMARY

Diversified Mid Cap Growth Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 3/2/89
Select	3/2/89
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell Mid Cap Growth Index[2] (no deduction for fees, expenses or taxes)
S&P MidCap 400/BARRA Growth Index[3] (no deduction for fees, expenses or taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.
[2]	The Russell Mid Cap Growth Index is an unmanaged index generally representative of the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Fund has changed from the S&P MidCap 400/BARRA Growth Index to the Russell Mid Cap Growth Index in order to better represent the investment policies for comparison purposes.
[3]	The S&P MidCap 400/BARRA Growth Index is an unmanaged index generally representative of the performance of the highest price-to-book securities in the S&P MidCap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

8

FUND SUMMARY

Diversified Mid Cap Growth Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.65%
Other Expenses[1]	.19%
Total Annual Fund Operating Expenses[2]	.84%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .89% of the average daily net assets of the Ultra Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$86	$268	$466	$1,037

9

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Diversified Mid Cap Value Fund

(formerly One Group® Mid Cap Value Fund)

What is the goal of the Fund?

The Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Value Index at the time of investment. In choosing investments, the Fund considers the issuer’s soundness and earnings prospects on a long-term basis. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. Banc One Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flow. Stocks are sold based on price considerations or when other stocks present better opportunities. For more information about the Diversified Mid Cap Value Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from Banc One Investment Advisors’ estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stock’s intrinsic value may never be fully realized by the market or that a stock judged by Banc One Investment Advisors to be undervalued may actually be appropriately priced.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

10

FUND SUMMARY

Diversified Mid Cap Value Fund

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	16.28%	2Q2003	Worst Quarter:	-17.70%	3Q2002

11

FUND SUMMARY

Diversified Mid Cap Value Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 3/2/89
Select	3/2/89
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell Mid Cap Value Index[2] (no deduction for fees, expenses or taxes)
S&P MidCap 400/BARRA Value Index[3] (no deduction for fees, expenses or taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.
[2]	The Russell Mid Cap Value Index is an unmanaged index generally representative of the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Fund has changed from the S&P MidCap 400/ BARRA Value Index to the Russell Mid Cap Value Index in order to better represent the investment policies for comparison purposes.
[3]	The S&P MidCap 400/BARRA Value Index is an unmanaged index generally representative of the performance of the lowest price-to-book securities in the S&P Mid Cap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

12

FUND SUMMARY

Diversified Mid Cap Value Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.65%
Other Expenses[1]	.16%
Total Annual Fund Operating Expenses[2]	.81%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .84% of the average daily net assets of the Ultra Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

13

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Diversified Mid Cap Fund

(formerly One Group® Diversified Mid Cap Fund)

What is the goal of the Fund?

The Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Index at the time of investment. The Fund looks for companies of this size with strong potential, attractive valuation, growing market share and a sustainable competitive advantage. In choosing mid cap securities, the Fund invests in both value- and growth-oriented companies. For more information about the Diversified Mid Cap Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

14

FUND SUMMARY

Diversified Mid Cap Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance data for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Mid Cap Opportunity Fund and the Pegasus Mid Cap Opportunity Fund.

Best Quarter:	22.78%	4Q1998	Worst Quarter:	-20.69%	3Q1998

15

FUND SUMMARY

Diversified Mid Cap Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 12/31/83
Select	6/1/91
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P MidCap 400 Index[2] (no deduction for fees, expenses or taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses. The performance data for periods prior to March 22, 1999 reflects the performance of a common trust fund, the predecessor to the Pegasus Mid Cap Opportunity Fund and the Pegasus Mid Cap Opportunity Fund. The predecessor to the Pegasus Mid Cap Opportunity Fund commenced operations on June 1, 1991 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies guidelines and restrictions as the Fund.
[2]	The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

16

FUND SUMMARY

Diversified Mid Cap Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.65%
Other Expenses[1]	.16%
Total Annual Fund Operating Expenses[2]	.81%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual Fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .83% of the average daily net assets of the Ultra Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

17

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Large Cap Growth Fund

(formerly One Group® Large Cap Growth Fund)

What is the goal of the Fund?

The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Fund invests in companies with a history of above-average growth or companies expected to enter periods of above-average growth. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-sales and price-to-cash flows as compared to their peers and their expected and historic growth rates. Stocks are sold based upon price considerations or when deteriorating fundamentals are expected to be long-term in nature. For more information about the Large Cap Growth Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by Banc One Investment Advisors regardless of movements in the securities markets.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND SUMMARY

Large Cap Growth Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

[1]	The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	24.51%	4Q1998	Worst Quarter:	-19.74%	4Q2000

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FUND SUMMARY

Large Cap Growth Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 2/28/92
Select	2/28/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell 1000 Growth Index[2] (no deduction for fees, expenses or taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.
[2]	The Russell 1000 Growth Index is an unmanaged index representing the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

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FUND SUMMARY

Large Cap Growth Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.50%
Other Expenses[1]	.22%
Total Annual Fund Operating Expenses[2]	.72%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .80% of the average daily net assets of the Ultra Class Shares, for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

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FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Large Cap Value Fund

(formerly One Group® Large Cap Value Fund)

What is the goal of the Fund?

The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of large companies with market capitalizations in excess of $4 billion at the time of investment. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. The Fund also may invest in the stock of companies which have “breakup values” well in excess of current market values or which have uniquely undervalued corporate assets. Banc One Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flows. Stocks are sold based on price considerations or when other stocks present better opportunities. For more information about the Large Cap Value Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from Banc One Investment Advisors’ estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stock’s intrinsic value may never be fully realized by the market or that a stock judged by Banc One Investment Advisors to be undervalued may actually be appropriately priced.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND SUMMARY

Large Cap Value Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	17.37%	2Q2003	Worst Quarter:	-20.73%	3Q2002

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FUND SUMMARY

Large Cap Value Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 3/1/91
Select	3/1/91
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell 1000 Value Index[2] (no deduction for fees, expenses or taxes)
S&P 500/BARRA Value Index[3] (no deduction for fees, expenses or taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.
[2]	The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Fund has changed from the S&P 500/BARRA Value Index to the Russell 1000 Value Index in order to better represent the investment policies for comparison purposes.
[3]	The S&P 500/BARRA Value Index is an unmanaged index representing the performance of the lowest price-to-book securities in the S&P 500 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

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FUND SUMMARY

Large Cap Value Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.40%
Other Expenses[1]	.15%
Total Annual Fund Operating Expenses[2]	.55%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .59% of the average daily net assets of the Ultra Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

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More About the Funds

Each of the six Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes six mutual funds with a variety of investment objectives, including total return, capital appreciation, current income and long-term capital growth. The principal investment strategies that are used to meet each Fund’s investment objective also are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They also are described below. There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

JPMORGAN SMALL CAP VALUE FUND. The Fund invests mainly in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies with market capitalizations of $100 million to $4 billion at the time of investment. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund’s investment objectives.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of small-capitalization companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The Fund may invest up to 25% of the Fund’s net assets in foreign securities.

•	The Fund may also invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities of small-capitalization companies.

JPMORGAN DIVERSIFIED MID CAP GROWTH FUND. The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Growth Index at the time of investment.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of mid-cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	A portion of the Fund’s assets may be held in cash equivalents.

JPMORGAN DIVERSIFIED MID CAP VALUE FUND. The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Value Index at the time of investment.

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•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of mid-cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stocks. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	A portion of the Fund’s assets may be held in cash equivalents.

JPMORGAN DIVERSIFIED MID CAP FUND. The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Index at the time of investment.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-cap companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	Up to 25% of the Fund’s net assets may be invested in foreign securities. Up to 20% of the Fund’s assets may be invested in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main strategy is to invest in equity securities of mid-capitalization companies.

JPMORGAN LARGE CAP GROWTH FUND. The Fund invests mainly in equity securities of large, well-established companies, including common stocks, and debt securities and preferred stocks which are convertible to common stocks. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in the equity securities of large, well-established companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

JPMORGAN LARGE CAP VALUE FUND. The Fund invests in equity securities of large companies that are believed to be selling below their long-term investment values. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of large companies, including common stocks, and debt securities and preferred stocks which are convertible to common stock. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	A portion of the Fund’s assets may be held in cash equivalents.

INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

DERIVATIVES. The Funds may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments.

Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

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FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of each Fund that may invest in foreign securities is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

EUROPE. Europe includes countries with highly-developed markets as well as countries with emerging markets. Many developed countries in Western Europe are members of the European Union and the European Monetary Union which require compliance with stringent fiscal and monetary controls. The markets of Eastern European countries continue to remain relatively undeveloped and are sensitive to political and economic developments.

ASIA. Asia includes countries in all stages of economic development from the highly developed market economy of Japan to the emerging market economy of the People’s Republic of China. Generally, Asian economies face over-extension of credit, currency devaluation, rising unemployment, decreased exports and economic recessions. Currency devaluation in any one country may have a negative effect on the entire region. The markets in each Asian country suffered significant downturns and volatility in recent years. Although the Asian markets are recovering, continued volatility may persist.

LATIN AMERICA. Latin American countries are considered to be emerging market economies that are marked by high interest rates, inflation and unemployment. Currency devaluation in any one country may have an adverse effect on the entire region. The markets in many Latin American countries have experienced significant downturns as well as significant volatility in recent years. Although the Latin American market appears to be recovering, continued volatility may persist. A small number of companies and industries, including the telecommunications sector, represent a large portion of the market in many Latin American countries.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

To respond to unusual market conditions, the Funds may invest their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Each Fund may invest up to 100% of its total assets in cash and cash equivalents.

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PORTFOLIO TURNOVER

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

•	Directly from the Funds through the Distributor.

Who can buy Ultra Class shares?

Ultra Class Shares may be purchased by investors:

•	(i) Whose investments in the Fund are made and directed on their behalf by investment representatives at Banc One Investment Advisors, J.P. Morgan Investment Management Inc., Bank One Trust Company, NA, or JPMorgan Chase or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (Discretionary Account) and (ii) whose Discretionary Account’s initial investment in the Fund is at least $5,000,000.

•	Ultra Class Shares also may be purchased by 401(k) plans administered by the Retirement Plan Services affiliate of JPMorgan Chase where the plan’s investment in the Fund is at least $5,000,000. Accounts may be opened with the Funds’ transfer agent or Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

•	Ultra Class Shares are not subject to a sales charge or Rule 12b-1 fees.

•	Ultra Class Shares have lower annual expense ratios than Institutional and Select Shares as the Ultra Shares have no ongoing shareholder service fees.

•	Each Fund may also issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

When can I buy shares?

•	Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase requests accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•	If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•	If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s),

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where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify or do not monitor for market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the JPMorgan Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund. JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund. JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

•	Shares are sold at net asset value per share (NAV).

•	NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

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•	A Fund’s NAV may changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

1.	Read the prospectus carefully, and select the fund or funds most appropriate for you.

2.	Decide how much you want to invest.

•	Ultra Class Shares of the Fund are subject to a $5,000,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

•	There are no minimum levels for subsequent purchases.

•	For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

3.	When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

•	We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

•	Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

4.	Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The specific Fund in which you are investing.

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•	If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and to authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
(EX: JPMORGAN ABC FUND-ULTRA)
YOUR FUND NUMBER & ACCOUNT NUMBER
(EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
(EX: JOHN SMITH & MARY SMITH, JTWROS)

5.	If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
(EX: JPMORGAN ABC FUND-ULTRA)
YOUR FUND NUMBER & ACCOUNT NUMBER
(EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
(EX: JOHN SMITH & MARY SMITH, JTWROS)

•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

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•	You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

What does it mean that the Small Cap Value Fund is closed to new investors?

You may not purchase shares of the Small Cap Value Fund unless you already are a shareholder of that Fund. The Small Cap Value Fund closed to new investors on the close of business on May 14, 2004. If the Fund receives a purchase order directly from an investor who does not currently have an account with the closed Fund, an account may be opened for the investor in Morgan Shares of the JPMorgan Cash Reserves Money Market Fund. The Fund will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If the Fund cannot contact the investor within 30 days, the entire investment will be refunded.

•	Shareholders of record at the time the Small Cap Value Fund closed to new investors will be able to:

1.	Add to existing accounts through new purchases and reinvestment of dividends or capital gains distributions from shares owned in the Fund. This includes IRA account owners and participants in SEP and SIMPLE plans.

2.	Add to existing accounts through exchanges from other Funds.

•	Participants in 401(k), 403(b) and 457 plans offering the Small Cap Value Fund at the time the Fund closed may open new accounts in the Fund and purchase additional shares in existing accounts. Participants in a 401(k), 403(b) and 457 plan that were not funded at the time the Small Cap Value Fund closed may also open new accounts in the Fund and purchase additional shares if the Fund received notice that such plan intended to offer the Fund prior to date of closing.

•	Portfolios of the CollegeChoice 529 Investment PlanSM offered by the Indiana Education Savings Authority (the 529 Plan) may purchase additional shares on behalf of existing 529 Plan participants as well as new participants who contribute to the 529 Plan after the close of the Small Cap Value Fund.

•	Financial Intermediaries operating wrap accounts for which the Small Cap Value Fund was a specific percentage of the wrap account’s investment allocation may continue to purchase shares for both existing clients and clients who did not have an account with the Fund at the time the Fund closed; provided the percentage of the allocation to the Fund is fixed, from time to time, by the wrap account sponsor and not by the clients. For wrap accounts where the Small Cap Value Fund’s percentage may be changed or determined by the client, Financial Intermediaries may continue to purchase shares only for clients with existing wrap account balances in the Fund, but may not open new accounts for clients who did not have account balances with the Fund at the time the Fund closed.

•	Please keep in mind that if you sell all of the shares of the Small Cap Value Fund held in your account, your account will be closed and you will not be able to buy additional Fund shares or reopen your account as long as the Fund remains closed to new investors. In addition, if your account balance falls below the required minimum account balance, all of your remaining shares may be subject to involuntary redemption and your account closed as described below. If this occurs, you will not be permitted to reopen your account as long as the Fund remains closed to new investors.

The Fund reserve the right to modify this policy at any time.

EXCHANGING FUND SHARES

What are my exchange privileges?

•	Ultra Class Shares of a Fund may be exchanged for Ultra Class Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

•	All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

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•	Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET.

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

•	You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No.

•	However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•	Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•	Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

•	A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

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How do I redeem shares?

You may use any of the following methods to redeem your shares:

1.	You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

2.	You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3.	We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4.	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

•	On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

•	Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

What will my shares be worth?

•	If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•	Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with Funds.

•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

Additional Information Regarding Redemptions

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

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•	Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares - How do I open an account?.”

•	The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Funds generally declare dividends on the last business day of each quarter. Dividends for the Funds are distributed on the first business day of the next month after they are declared. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-1111.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of

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investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Foreign Investments

The Funds’ investments in foreign securities may be subject to foreign withholding. In that case, the yield on those securities would be reduced. You may, however, be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Funds’ distributions.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

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To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-1111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will also be disclosed on a quarterly basis after the close of the quarter. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Banc One Investment Advisors Corporation (the Adviser) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                             . Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over      billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

JPMorgan Funds Management, Inc, (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc, (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Banc One Investment Advisors will be paid a fee based on an annual percentage of the average daily net assets of each Fund as the following rates:

Fund	Annual Rate as % of Average Daily Net Assets
JPMorgan Small Cap Value Fund	.65
JPMorgan Diversified Mid Cap Growth Fund	.65
JPMorgan Diversified Mid Cap Value Fund	.65
JPMorgan Diversified Mid Cap Fund	.65
JPMorgan Large Cap Growth Fund	.50
JPMorgan Large Cap Value Fund	.40

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES — REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities

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Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

THE FUND MANAGERS

The Funds are managed by portfolio managers teamed with growth, blend or value style analysts. The teams meet regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.

JPMorgan Small Cap Value Fund. Christopher T. Blum and Dennis S. Ruhl serve as portfolio managers of the JPMorgan Small Cap Value Fund. Mr. Blum joined Banc One Investment Advisors in                         . In addition to position at Banc One Investment Advisors, Mr. Blum has been a portfolio manager in JPMIM’s U.S. Small Cap Equity Group since 2001. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Mr. Ruhl joined Banc One Investment Advisors in                     , 2004. In addition to his position at Banc One Investment Advisors, Mr. Ruhl has been an employee of JPMIM since 1999. His current responsibilities includes managing structured small-cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development.

JPMorgan Diversified Mid Cap Growth Fund. Christopher Mark Vyvyan Jones and Timothy Parton serve as portfolio managers for the JPMorgan Diversified Mid Cap Growth Fund. Mr. Jones joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Jones is a managing director of JPMIM and has worked as a portfolio manager with various affiliates of JPMIM since 1982. He currently serves as a portfolio manager of the JPMorgan Diversified Mid Cap Growth Fund. Mr. Parton joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Parton is a vice president of JPMIM. He has worked for JPMIM or one of its affiliates since 1986. Mr. Jones and Mr. Parton also serve as co-portfolio managers of the JPMorgan Capital Growth Fund.

JPMorgan Diversified Mid Cap Value Fund. Jonathan Kendrew Llewelyn Simon and Lawrence E. Playford are the portfolio managers for the JPMorgan Diversified Mid Cap Value Fund. Mr. Simon and Mr. Playford joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Simon is also a managing director of JPMIM and has worked with various affiliates of JPMIM since 1980. He currently serves as portfolio manager of the JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund and as a co-portfolio manager of the JPMorgan Dividend Income Fund and the JPMorgan Equity Income Fund. In addition to his position at Banc One Investment Advisors, Mr. Playford, CFA and CPA, is also a Vice President of JPMIM and a co-portfolio manager of the JPMorgan Mid Cap Value Fund. Mr. Playford has worked for various affiliates of JPMIM since 1993.

JPMorgan Diversified Mid Cap Fund. Silvio Tarca is the portfolio manager for the JPMorgan Diversified Mid Cap Fund. Mr. Tarca joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Tarca is a vice president of JPMIM. Mr. Tarca has worked for JPMIM since 2000. Prior to joining JPMIM, Mr. Tarca worked as an information technology consultant for Accenture, a management consulting, technology services and outsourcing company.

JPMorgan Large Cap Growth Fund. Marc Baylin and Giri Devulapally are the portfolio managers for the JPMorgan Large Cap Growth Fund. Mr. Baylin and Mr. Devulapally joined Banc One Investment Advisors in July 2004. In addition

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to his position at Banc One Investment Advisors, Mr. Baylin, CFA, is managing director of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Baylin has worked for JPMIM since 2002. Prior to joining JPMIM, he worked for T. Rowe Price for nine years, where he was both an analyst and a portfolio manager. In addition to his position at Banc One Investment Advisors, Mr. Devulapally is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Devulapally has worked for JPMIM since 2003. Prior to joining JPMIM, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. He is also a CFA charter holder.

JPMorgan Large Cap Value Fund. Bradford L. Frishberg is the portfolio manager for the JPMorgan Large Cap Value Fund. Mr. Frishberg joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Frishberg is a managing director of JPMIM and a co-portfolio manager of the JPMorgan Value Opportunities Fund since 2001. Mr. Frishberg has worked for JPMIM or one of its affiliates since 1996.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

All of the Equity Fund Managers and research analysts described in this prospectus participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional’s performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

•	Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

•	Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of an investment professional’s total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

43

Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to

44

prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-I of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. None of the Ultra Shares of the Funds offered in this Prospectus (including Ultra Class shares of JPMorgan Large Cap Value Fund) are subject to a Reduced Rate.

		Net Expense Ratio		Gross Expense Ratio
Fund	Class	As of November 1, 2004	As of February 19, 2005	As of February 19, 2005
JPMorgan Small Cap Value Fund	Ultra	0.85%	0.85%	0.85%
JPMorgan Diversified Mid Cap Growth Fund	Ultra	0.84%	0.84%	0.84%
JPMorgan Diversified Mid Cap Value Fund	Ultra	0.81%	0.81%	0.81%
JPMorgan Diversified Mid Cap Fund	Ultra	0.81%	0.81%	0.81%
JPMorgan Large Cap Growth Fund	Ultra	0.72%	0.72%	0.72%
JPMorgan Large Cap Value Fund	Ultra	0.55%	0.55%	0.55%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMorgan Small Cap Value Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$87	5.00%	4.15%	4.16%
October 31, 2006	$90	10.25%	8.47%	4.16%
October 31, 2007	$94	15.76%	12.97%	4.15%
October 31, 2008	$98	21.55%	17.66%	4.15%
October 31, 2009	$102	27.63%	22.55%	4.15%
October 31, 2010	$106	34.01%	27.63%	4.15%
October 31, 2011	$111	40.71%	32.93%	4.15%
October 31, 2012	$115	47.75%	38.44%	4.15%
October 31, 2013	$120	55.13%	44.19%	4.15%
October 31, 2014	$125	62.89%	50.17%	4.15%
October 31, 2015	$130	71.03%	56.41%	4.15%

JPMorgan Diversified Mid Cap Growth Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$86	5.00%	4.16%	4.16%
October 31, 2006	$89	10.25%	8.49%	4.16%
October 31, 2007	$93	15.76%	13.01%	4.16%
October 31, 2008	$97	21.55%	17.71%	4.16%
October 31, 2009	$101	27.63%	22.60%	4.16%
October 31, 2010	$105	34.01%	27.70%	4.16%
October 31, 2011	$110	40.71%	33.02%	4.16%
October 31, 2012	$114	47.75%	38.55%	4.16%
October 31, 2013	$119	55.13%	44.31%	4.16%
October 31, 2014	$124	62.89%	50.32%	4.16%
October 31, 2015	$129	71.03%	56.57%	4.16%

JPMorgan Diversified Mid Cap Value Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$83	5.00%	4.19%	4.19%
October 31, 2006	$86	10.25%	8.56%	4.19%
October 31, 2007	$90	15.76%	13.10%	4.19%
October 31, 2008	$94	21.55%	17.84%	4.19%
October 31, 2009	$97	27.63%	22.78%	4.19%
October 31, 2010	$102	34.01%	27.93%	4.19%
October 31, 2011	$106	40.71%	33.29%	4.19%
October 31, 2012	$110	47.75%	38.87%	4.19%
October 31, 2013	$115	55.13%	44.69%	4.19%
October 31, 2014	$120	62.89%	50.75%	4.19%
October 31, 2015	$125	71.03%	57.07%	4.19%

JPMorgan Diversified Mid Cap Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$83	5.00%	4.19%	4.19%
October 31, 2006	$86	10.25%	8.56%	4.19%
October 31, 2007	$90	15.76%	13.10%	4.19%
October 31, 2008	$94	21.55%	17.84%	4.19%
October 31, 2009	$97	27.63%	22.78%	4.19%
October 31, 2010	$102	34.01%	27.93%	4.19%
October 31, 2011	$106	40.71%	33.29%	4.19%
October 31, 2012	$110	47.75%	38.87%	4.19%
October 31, 2013	$115	55.13%	44.69%	4.19%
October 31, 2014	$120	62.89%	50.75%	4.19%
October 31, 2015	$125	71.03%	57.07%	4.19%

JPMorgan Large Cap Growth Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$74	5.00%	4.28%	4.28%
October 31, 2006	$77	10.25%	8.74%	4.28%
October 31, 2007	$80	15.76%	13.40%	4.28%
October 31, 2008	$83	21.55%	18.25%	4.28%
October 31, 2009	$87	27.63%	23.31%	4.28%
October 31, 2010	$91	34.01%	28.59%	4.28%
October 31, 2011	$95	40.71%	34.09%	4.28%
October 31, 2012	$99	47.75%	39.83%	4.28%
October 31, 2013	$103	55.13%	45.82%	4.28%
October 31, 2014	$107	62.89%	52.06%	4.28%
October 31, 2015	$112	71.03%	58.57%	4.28%

45

JPMorgan Large Cap Value Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$56	5.00%	4.45%	4.45%
October 31, 2006	$59	10.25%	9.10%	4.45%
October 31, 2007	$61	15.76%	13.95%	4.45%
October 31, 2008	$64	21.55%	19.02%	4.45%
October 31, 2009	$67	27.63%	24.32%	4.45%
October 31, 2010	$70	34.01%	29.85%	4.45%
October 31, 2011	$73	40.71%	35.63%	4.45%
October 31, 2012	$76	47.75%	41.67%	4.45%
October 31, 2013	$80	55.13%	47.97%	4.45%
October 31, 2014	$83	62.89%	54.56%	4.45%
October 31, 2015	$87	71.03%	61.43%	4.45%

46

Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Because the Funds’ Ultra Class shares had not yet commenced operations as of the date of this prospectus, the financial highlights shown are for the Funds’ Select Shares, which are not offered in this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

SMALL CAP VALUE FUND	Year ended June 30,
SELECT	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$18.40	$21.19	$19.53	$13.74	$14.26

Investment Activities:
Net investment income (loss)	0.08	0.11	0.14	0.22	0.13
Net realized and unrealized gains (losses) from investments	6.45	(1.81)	2.78	5.79	(0.53)

Total from Investment Activities	6.53	(1.70)	2.92	6.01	(0.40)

Distributions:
Net investment income	(0.06)	(0.11)	(0.14)	(0.22)	(0.12)
Net realized gains	—	(0.98)	(1.12)	—	—

Total Distributions	(0.06)	(1.09)	(1.26)	(0.22)	(0.12)

NET ASSET VALUE, END OF PERIOD	$24.87	$18.40	$21.19	$19.53	$13.74

Total Return	35.55%	(7.50)%	15.76%	43.98%	(2.78)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$819,264	$604,837	$629,011	$321,689	$179,923
Ratio of expenses to average net assets	0.98%	1.00%	0.99%	0.96%	0.93%
Ratio of net investment income to average net assets	0.36%	0.70%	0.73%	1.33%	0.83%
Ratio of expenses to average net assets*	1.00%	1.02%	1.01%	0.99%	1.05%
Portfolio turnover(A)	40.60%	45.70%	39.91%	74.81%	146.46%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

47

DIVERSIFIED MID CAP GROWTH FUND	Year ended June 30,
SELECT	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$18.66	$18.70	$22.13	$29.73	$25.32

Investment Activities:
Net investment income (loss)	(0.10)	(0.06)	(0.11)	(0.15)	(0.10)
Net realized and unrealized gains (losses) from investments	3.94	0.02	(3.25)	(3.13)	8.59

Total from Investment Activities	3.84	(0.04)	(3.36)	(3.28)	8.49

Distributions:
Net realized gains	—	—	(0.07)	(4.32)	(4.08)

NET ASSET VALUE, END OF PERIOD	$22.50	$18.66	$18.70	$22.13	$29.73

Total Return	20.58%	(0.21)%	(15.20)%	(13.54)%	36.65%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,764,404	$1,493,114	$1,313,208	$1,418,647	$1,624,824
Ratio of expenses to average net assets	0.97%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets	(0.44)%	(0.40)%	(0.57)%	(0.60)%	(0.38)%
Ratio of expenses to average net assets*	0.98%	1.06%	1.07%	1.02%	0.99%
Portfolio turnover(A)	47.66%	70.87%	83.02%	127.02%	181.78%

DIVERSIFIED MID CAP VALUE FUND	Year ended June 30,
SELECT	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$13.48	$15.33	$16.74	$13.44	$14.88

Investment Activities:
Net investment income (loss)	0.10	0.08	0.08	0.12	0.12
Net realized and unrealized gains (losses) from investments	3.86	(1.14)	(0.05)	3.98	(0.14)

Total from Investment Activities	3.96	(1.06)	0.03	4.10	(0.02)

Distributions:
Net investment income	(0.10)	(0.08)	(0.08)	(0.12)	(0.12)
Net realized gains (losses) on investments	—	(0.71)	(1.36)	(0.68)	(1.30)

Total Distributions	(0.10)	(0.79)	(1.44)	(0.80)	(1.42)

NET ASSET VALUE, END OF PERIOD	$17.34	$13.48	$15.33	$16.74	$13.44

Total Return	29.43%	(6.48)%	0.24%	31.55%	0.38%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,541,179	$1,269,438	$1,237,701	$1,180,092	$963,410
Ratio of expenses to average net assets	0.94%	0.99%	0.97%	0.96%	0.97%
Ratio of net investment income to average net assets	0.65%	0.65%	0.57%	0.77%	0.93%
Ratio of expenses to average net assets*	0.96%	1.00%	0.98%	0.97%	0.99%
Portfolio turnover(A)	23.90%	99.39%	101.29%	127.06%	110.43%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

48

DIVERSIFIED MID CAP FUND	Year ended June 30,
SELECT	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$15.51	$16.06	$18.46	$21.69	$22.10

Investment Activities:
Net investment income (loss)	0.02	0.04	0.03	0.02	0.06
Net realized and unrealized gains (losses) from investments	3.41	(0.55)	(1.53)	1.33	2.59

Total from Investment Activities	3.43	(0.51)	(1.50)	1.35	2.65

Distributions:
Net investment income	(0.01)	(0.04)	(0.02)	(0.03)	(0.05)
Net realized gains	—	—	(0.88)	(4.55)	(3.01)

Total Distributions	(0.01)	(0.04)	(0.90)	(4.58)	(3.06)

NET ASSET VALUE, END OF PERIOD	$18.93	$15.51	$16.06	$18.46	$21.69

Total Return	22.13	(3.16)%	(8.35)%	6.13%	14.03%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$922,414	$841,092	$835,901	$890,096	$832,959
Ratio of expenses to average net assets	0.95%	0.96%	0.97%	0.93%	0.86%
Ratio of net investment income to average net assets	0.10%	0.29%	0.15%	0.19%	0.24%
Ratio of expenses to average net assets*	0.96%	0.98%	0.99%	0.97%	1.00%
Portfolio turnover(A)	73.00%	48.94%	37.08%	59.45%	70.01%

LARGE CAP GROWTH FUND	Year ended June 30,
SELECT	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$12.67	$12.33	$17.12	$26.68	$26.15

Investment Activities:
Net investment income (loss)	—	0.01	(0.02)	(0.08)	(0.03)
Net realized and unrealized gains (losses) from investments	1.89	0.33	(4.77)	(8.58)	3.90

Total from Investment Activities	1.89	0.34	(4.79)	(8.66)	3.87

Distributions:
Net realized gains	—	—	—	(0.90)	(3.34)

NET ASSET VALUE, END OF PERIOD	$14.56	$12.67	$12.33	$17.12	$26.68

Total Return	14.92%	2.76%	(27.98)%	(33.56)%	15.30%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,702,190	$1,453,774	$1,540,526	$2,059,004	$3,118,107
Ratio of expenses to average net assets	0.99%	0.99%	0.97%	0.93%	0.94%
Ratio of net investment income to average net assets	—	0.13%	(0.13)%	(0.38)%	0.12%
Ratio of expenses to average net assets*	1.01%	1.13%	1.07%	1.00%	0.94%
Portfolio turnover(A)	46.12%	60.12%	69.07%	73.36%	123.21%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

49

LARGE CAP VALUE FUND	Year ended June 30,
SELECT	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$12.06	$12.77	$16.16	$15.50	$18.09

Investment Activities:
Net investment income (loss)	0.17	0.12	0.09	0.11	0.13
Net realized and unrealized gains (losses) from investments	2.30	(0.71)	(3.22)	1.05	(1.10)

Total from Investment Activities	2.47	(0.59)	(3.13)	1.16	(0.97)

Distributions:
Net investment income	(0.17)	(0.12)	(0.09)	(0.11)	(0.13)
Net realized gains	—	—	(0.17)	(0.39)	(1.49)

Total Distributions	(0.17)	(0.12)	(0.26)	(0.50)	(1.62)

NET ASSET VALUE, END OF PERIOD	$14.36	$12.06	$12.77	$16.16	$15.50

Total Return	20.52%	(4.46%)	(19.53%)	7.54%	(5.64%)

RATIOS/SUPPLEMENTARY DATA:	$1,462,956	$1,176,240	$1,161,684	$1,544,504	$1,474,666
Net assets at end of period (000)	0.93%	0.97%	0.98%	0.96%	0.96%
Ratio of expenses to average net assets	1.24%	1.14%	0.67%	0.69%	0.82%
Ratio of net investment income to average net assets	0.95%	0.98%	0.99%	0.96%	0.96%
Ratio of expenses to average net assets*	32.36%	84.63%	125.65%	127.66%	131.95%
Portfolio turnover(A)

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

50

Appendix A

Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Small Cap Value Fund	1
JPMorgan Diversified Mid Cap Growth Fund	2
JPMorgan Diversified Mid Cap Value Fund	3
JPMorgan Diversified Mid Cap Fund	4
JPMorgan Large Cap Growth Fund	5
JPMorgan Large Cap Value Fund	6

Instrument	Fund Code	Risk Type
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1,4	Prepayment Market Credit Regulatory

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1-6	Credit Liquidity Market

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	1-6	Management Liquidity Credit Market Leverage

Certificates of Deposit: Negotiable instruments with a stated maturity.	1-6	Market Credit Liquidity

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-6	Credit Liquidity Market

Common Stock: Shares of ownership of a company.	1-6	Market

Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-6	Market Credit

Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	5	Market Credit

51

Instrument	Fund Code	Risk Type
Exchange-Traded Funds: Ownership in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange-traded funds or ETFs include a wide range of investments such as iShares, Standard and Poor’s Depository Receipts (SPDRs), and NASDAQ 100’s. The Equity Index Fund invests only in SPDRs and other ETFs that track the S&P 500.	1-6	Market

Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.	1-6	Market Political Liquidity Foreign Investment

Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	1-6	Management Market Credit Liquidity Leverage

Government Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	1-6	Market Credit U.S. Govt. Agency

Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market funds for which Banc One Investment Advisors or its affiliates serve as investment advisor or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor, to the extent required by law.	1-6	Market

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1,4	Prepayment Market Credit Regulatory Leverage

Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1,4	Prepayment Market Regulatory Leverage

New Financial Products: New options and futures contracts and other financial products continue to be developed and the Funds may invest in such options, contracts and products.	1-6	Management Credit Market Liquidity

Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1,4	Credit Foreign Investment

52

Instrument	Fund Code	Risk Type
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-6	Market

Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-6	Liquidity Management Market Regulatory Tax Prepayment

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-6	Credit Market Liquidity

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-6	Liquidity Market

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-6	Market Leverage

Rights and Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1, 4-6	Market Credit

Securities Lending: The lending of up to 331/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities and/or letters of credit as collateral.	1-6	Credit Market Leverage

Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	1-6	Market Liquidity Management Credit Foreign Investment

Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	1-6	Management Credit Liquidity Market

Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-6	Liquidity Credit Market

Treasury Receipts: TRs, TIGRs and CATS.	1-6	Market

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	1-6	Market

53

Instrument	Fund Code	Risk Type
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1-6	Credit Liquidity Market

When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-6	Market Leverage Liquidity Credit

Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1,4	Credit Market Zero Coupon

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

54

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

•	Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

55

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•      Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•      Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer  or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111 or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

www.jpmorganfunds.com

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

Ultra Class

INCOME INVESTING

Prospectus

JPMorgan Income Funds

February 19, 2005

Class A Shares
Class B Shares
Class C Shares

JPMorgan Ultra Short Term Bond Fund
JPMorgan Short Duration Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Government Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan High Yield Bond Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

More About the Funds
Principal Investment Strategies	55
Investment Risks	60
Portfolio Quality	62
Temporary Defensive Positions	64
Portfolio Turnover	64

How to Do Business with the Funds
Purchasing Fund Shares	65
Sales Charges	72
Rule 12b-1 Fees	79
Shareholder Servicing Fees	80
Exchanging Fund Shares	80
Redeeming Fund Shares	82

Shareholder Information
Voting Rights	86
Dividend Policies	86
Tax Treatment of Shareholders	87
Shareholder Statements and Reports	88
Availability of Proxy Voting Record	89
Portfolio Holdings Disclosure	89

Management of the Funds
The Adviser, Administrator and Distributor	90
The Sub-Adviser	90
Advisory Fees	91
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	91
The Fund Managers	92
Fund Manager Compensation and Fund Holdings	92

Legal Proceedings and Additional Fee and Expense Information	93
Financial Highlights	101
Appendix A: Investment Practices	113

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Ultra Short Term Bond Fund

formerly One Group® Ultra Short Term Bond Fund

What is the goal of the Fund?	The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in all types of investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), including mortgage-backed securities, asset-backed securities and money market instruments. As part of its main investment strategy, the Fund invests in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction. For more information about the Ultra Short Term Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

1

FUND SUMMARY

Ultra Short Term Bond Fund

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

FUND SUMMARY

Ultra Short Term Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	2.13%	4Q2000	Worst Quarter:

3

FUND SUMMARY

Ultra Short Term Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 2/2/93
Class A	3/10/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/14/94			[4]	[4]
Class C - Return Before Taxes	11/1/01
Lehman Brothers Short 9-12 Month U.S. Treasury Index[2] (no deduction for fees, expenses or taxes)
Lipper Ultra Short Fund Index[3] (no deduction for sales charges or taxes)				*	*
[1]	Historical performance shown for Classes A, B, and C Shares prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Lehman Brothers Short 9-12 Month U.S. Treasury Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to (but not including) twelve months. It excludes zero coupon strips. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.
[3]	The Lipper Ultra Short Fund Index is typically comprised of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[4]	Class B Shares automatically convert to Class A Shares after six years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

4

FUND SUMMARY

Ultra Short Term Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	3.00%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	3.00%	NONE
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.25%	.25%	.25%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.16%	.16%	.16%
Total Annual Fund Operating Expenses	.91%	1.41%	1.41%
Fee Waiver and/or Expense Reimbursement[4]	(.21)%	(.21)%	(.21)%
Net Expenses	.70%	1.20%	1.20%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .70% of the average daily net assets of the Class A Shares, to 1.20% of the average daily net assets of the Class B Shares and to 1.20% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

5

FUND SUMMARY

Ultra Short Term Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$369	$422	$122	$122
3 Years	546	610	410	410
5 Years	754	736	736	736
10 Years	1,352	1,396	1,396	1,657
[1]	Without contractual fee waivers, 1 Year expenses would be as follows:

Class A	$390
Class B (with redemption)	$444
Class B (without redemption)	$144
Class C	$144
[2]	Class B Shares automatically convert to Class A Shares after six years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

6

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Short Duration Bond Fund

(formerly One Group® Short-Term Bond Fund)

What is the goal of the Fund?	The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) with short to intermediate remaining maturities. These include U.S. government obligations, and mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Short Duration Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

7

FUND SUMMARY

Short Duration Bond Fund

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

8

FUND SUMMARY

Short Duration Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	3.52%	1Q1995	Worst Quarter:

9

FUND SUMMARY

Short Duration Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 9/4/90
Class A	2/18/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/14/94			[4]	[4]
Class C - Return Before Taxes	11/01/01
Lehman Brothers 1-3 Year Government/Credit Index[2] (no deduction for fees, expenses or taxes)
Lipper Short U.S. Government Fund Index[3] (no deduction for sales charges or taxes)
[1]	Historical performance shown for Classes A, B, and C Shares prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index with a broad measure of the performance of short-term government and corporate fixed-rate debt issues. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.
[3]	The Lipper Short U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[4]	Class B Shares automatically convert to Class A Shares after six years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

10

FUND SUMMARY

Short Duration Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	3.00%	NONE	NONE

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, as applicable)	NONE [2]	3.00%	NONE

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.25%	.25%	.25%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.15%	.15%	.15%
Total Annual Fund Operating Expenses	.90%	1.40%	1.40%
Fee Waiver and/or Expense Reimbursement[4]	(.10)%	(.10)%	(.10)%
Net Expenses	.80%	1.30%	1.30%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .80% of the average daily net assets for the Class A Shares, to 1.30% of the average daily net assets of the Class B and to 1.30% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

11

FUND SUMMARY

Short Duration Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$379	$432	$132	$132
3 Years	561	626	426	426
5 Years	767	749	749	749
10 Years	1,358	1,403	1,403	1,664
[1]	Without contractual fee waivers, 1 Year expenses would be as follows:

Class A	$389
Class B (with redemption)	$443
Class B (without redemption)	$143
Class C	$143
[2]	Class B Shares automatically convert to Class A Shares after six years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

12

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Intermediate Bond Fund

(formerly One Group® Intermediate Bond Fund)

What is the goal of the Fund?	The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities of all types (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Intermediate Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

13

FUND SUMMARY

Intermediate Bond Fund

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

14

FUND SUMMARY

Intermediate Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1 — Class A Shares

[1]	The Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to March 22, 1999 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessors.

Best Quarter:	6.10%	2Q1995	Worst Quarter:

15

FUND SUMMARY

Intermediate Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/31/83
Class A	5/1/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	9/23/96			[4]	[4]
Class C - Return Before Taxes	3/22/99
Lehman Brothers Intermediate Government/Credit Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper Short Intermediate U.S. Government Fund Index[3] (no deduction for sales charges or taxes)
[1]	The performance information for periods prior to March 22, 1999 reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. The predecessor to the Pegasus Intermediate Bond Fund commenced operations on June 1, 1991 subsequent to the transfer of assets from a common trust fund (inception 12/31/88) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower. Historical performance shown for Classes A, B, and C Shares prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[3]	The Lipper Short Intermediate U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[4]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

16

FUND SUMMARY

Intermediate Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.16%	.16%	.16%
Total Annual Fund Operating Expenses	.96%	1.46%	1.46%
Fee Waiver and/or Expense Reimbursement[4]	(.13)%	NONE	NONE
Net Expenses	.83%	1.46%	1.46%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .83% of the average daily net assets of the Class A Shares, to 1.48% of the average daily net assets of the Class B Shares and to 1.48% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

17

FUND SUMMARY

Intermediate Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$531	$649	$149	$249	$149
3 Years	721	762	462	462	462
5 Years	936	997	797	797	797
10 Years	1,554	1,611	1,611	1,746	1,746
[1]	Without contractual fee waivers, 1 Year expenses for Class A shares would be $544.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

18

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Core Bond Fund

(formerly One Group® Bond Fund)

What is the goal of the Fund?	The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Core Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

19

FUND SUMMARY

Core Bond Fund

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

20

FUND SUMMARY

Core Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Class A Shares

[1]	The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund.

Best Quarter:	7.61%	2Q1995	Worst Quarter:

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

21

FUND SUMMARY

Core Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/31/83
Class A	5/1/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes				[4]	[4]
Class C - Return Before Taxes
Lehman Brothers Aggregate Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper Intermediate U.S. Government Fund Index[3] (no deduction for sales charges or taxes)					*
[1]	The performance information for periods prior to March 22, 1999 reflects the performance of a common trust fund, the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower. Historical performance shown for Classes A, B, and C Shares prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[3]	The Lipper Intermediate U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[4]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

22

FUND SUMMARY

Core Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.15%	.15%	.15%
Total Annual Fund Operating Expenses	.95%	1.45%	1.45%
Fee Waiver and/or Expense Reimbursement[4]	(.10)%	NONE	NONE
Net Expenses	.85%	1.45%	1.45%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees” deferred compensation plan) to .85% of the average daily net assets of the Class A Shares, to 1.50% of the average daily net assets of the Class B Shares, and to 1.50% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

23

FUND SUMMARY

Core Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$533	$648	$148	$248	$148
3 Years	722	759	459	459	459
5 Years	935	992	792	792	792
10 Years	1,548	1,600	1,600	1,735	1,735
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $543.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

24

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Core Plus Bond Fund

(formerly One Group® Income Bond Fund)

What is the goal of the Fund?	The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Investment Advisors). In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e., high yield or junk bonds). The Fund may not invest more than 30% of its total assets in such high yield securities. The Fund also invests in mortgage-backed and asset-backed securities, and certain obligations and securities of foreign issuers. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. Banc One Investment Advisors has retained Banc One High Yield Partners as the sub-advisor with respect to the high yield portion of the Fund. Banc One High Yield Partners focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For more information about the Core Plus Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that Banc One Investment Advisors believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor’s Ratings Service and Ba or lower by Moody’s Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

25

FUND SUMMARY

Core Plus Bond Fund

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

26

FUND SUMMARY

Core Plus Bond Fund

Portfolio Quality. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund also may invest in securities that are rated below investment grade. These securities are considered to be speculative and may be issued by companies which are highly leveraged, less creditworthy or financially distressed.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1 — Class A Shares

[1]	The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Multi-Sector Bond Fund and the Pegasus Multi-Sector Bond Fund. The Fund consolidated with the Pegasus Multi-Sector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. Therefore, all performance information for the Fund for periods prior to March 22, 1999 reflects the performance of the Pegasus Multi-Sector Bond Fund and its predecessors.

Best Quarter:	5.55%	2Q1995	Worst Quarter:	-1.98%	1Q1996

27

FUND SUMMARY

Core Plus Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 3/5/93
Class A	3/5/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	5/31/95			[4]	[4]
Class C - Return Before Taxes	5/30/00
Lehman Brothers Aggregate Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper Intermediate Investment Grade Fund Index[3] (no deduction for sales charges or taxes)
[1]	The Fund consolidated with the Pegasus Multi-Sector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. The performance information for the Fund for periods prior to March 22, 1999 reflects the performance of the Pegasus Multi-Sector Bond Fund and its predecessors. On December 2, 1994, the Fund terminated its offering of Class B Shares and such Shares converted to Class A Shares. The Fund re-offered Class B Shares on May 31, 1995. For periods prior to the re-offering of Class B Shares on May 31, 1995, Class B Shares performance is based on the performance of Select Shares, the original class offered. Historical performance shown for Class C Shares prior to its inception is also based on the performance of Select Shares. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes
[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[3]	The Lipper Intermediate Investment Grade Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[4]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

28

FUND SUMMARY

Core Plus Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.14%	.14%	.14%
Total Annual Fund Operating Expenses	.94%	1.44%	1.44%
Fee Waiver and/or Expense Reimbursement[4]	(.02)%	NONE	NONE
Net Expenses	.92%	1.44%	1.44%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .92% of the average daily net assets of the Class A Shares, to 1.57% of the average daily net assets of the Class B Shares, and to 1.57% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

29

FUND SUMMARY

Core Plus Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$540	$647	$147	$247	$147
3 Years	733	756	456	456	456
5 Years	943	987	787	787	787
10 Years	1,550	1,588	1,588	1,724	1,724
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $542.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses

30

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Mortgage-Backed Securities Fund

(formerly One Group® Mortgage-Backed Securities Fund)

What is the goal of the Fund?	The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include mortgage-backed securities issued by U.S. government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), commercial mortgage securities and collateralized mortgage obligations. The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, municipal securities and corporate debt securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction. For more information about the Mortgage-Backed Securities Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline

31

FUND SUMMARY

Mortgage-Backed Securities Fund

in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

32

FUND SUMMARY

Mortgage-Backed Securities Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1 — Class A Shares

[1]	The Fund commenced operations on August 18, 2000 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	8.95%	2Q1995	Worst Quarter:

33

FUND SUMMARY

Mortgage-Backed Securities Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/31/83
Class A	8/18/00
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Mortgage-Backed Securities Index[2] (no deduction for fees, expenses or taxes)
Lipper U.S. Mortgage Fund Index[3] (no deduction for sales charges or taxes)					*
[1]	The Fund commenced operations on August 18, 2000 subsequent to the transfer of assets from a common trust fund (inception 12/31/83) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.
[2]	The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged market value weighted index of 15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and balloon mortgages with fixed rate coupons. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper U.S. Mortgage Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

34

FUND SUMMARY

Mortgage-Backed Securities Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A
Maximum Sales Charge (Load) Imposed on Purchases	4.50%
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE
Exchange Fee	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A
Investment Advisory Fees	.35%
Distribution (Rule 12b-1) Fees	.25%
Shareholder Service Fees	.25%
Other Expenses[3]	.13%
Total Annual Fund Operating Expenses	.98%
Fee Waiver and/or Expense Reimbursement[4]	(.33)%
Net Expenses	.65%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .65% of the average daily net assets of the Class A Shares for the period beginning February 19, 2005 through October 31, 2006.

35

FUND SUMMARY

Mortgage-Backed Securities Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

CLASS A
1 Year[1]	$513
3 Years	693
5 Years	913
10 Years	1,545
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $545.

36

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Government Bond Fund

(formerly One Group® Government Bond Fund)

What is the goal of the Fund?	The Fund seeks a high level of current income with liquidity and safety of principal.

What are the Fund’s main investment strategies?

The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (e.g., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction. For more information about the Government Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a government bond?

A “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

37

FUND SUMMARY

Government Bond Fund

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly- owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategies, the Fund may invest in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

38

FUND SUMMARY

Government Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	5.65%	2Q1995	Worst Quarter:

39

FUND SUMMARY

Government Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 2/8/93
Class A	3/5/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/14/94
Class C - Return Before Taxes	3/22/99
Lehman Brothers Government Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper General U.S. Government Fund Index[3] (no deduction for sales charges or taxes)
[1]	Historical performance shown for Classes A, B, and C Shares prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.
[2]	The Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued by the U.S. government. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[3]	The Lipper General U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[4]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

40

FUND SUMMARY

Government Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.18%	.18%	.18%
Total Annual Fund Operating Expenses	.98%	1.48%	1.48%
Fee Waiver and/or Expense Reimbursement[4]	(.08)%	NONE	NONE
Net Expenses	.90%	1.48%	1.48%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .90% of the average daily net assets of the Class A Shares, to 1.55% of the average daily net assets of the Class B Shares, and to 1.55% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

41

FUND SUMMARY

Government Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$538	$651	$151	$251	$151
3 Years	735	768	468	468	468
5 Years	954	1,008	808	808	808
10 Years	1,585	1,633	1,633	1,768	1,768
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $545.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

42

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Treasury & Agency Fund

(formerly One Group® Treasury & Agency Fund)

What is the goal of the Fund?

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

What are the Fund’s main investment strategies?

The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for individual securities that it believes will perform well over time. The Treasury and Agency Fund spreads its holdings across various security types and concentrates on issues with short or intermediate remaining maturities. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Treasury & Agency Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a Treasury and Agency Obligation?

For purposes of the Treasury & Agency Fund, a Treasury and Agency Obligation includes U.S. Treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities, bonds, Separately Traded Registered Interest and Principal Securities known as STRIPS and Coupons Under Book Entry Safe Keeping known as CUBES.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

43

FUND SUMMARY

Treasury & Agency Fund

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

44

FUND SUMMARY

Treasury & Agency Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1— Class A Shares

[1]	The Treasury & Agency Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	5.15%	2Q1995	Worst Quarter:	-1.32%	1Q1996

45

FUND SUMMARY

Treasury & Agency Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 4/30/88
Class A	1/20/97
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/20/97			[5]	[5]
Lehman Brothers 1-5 Year Treasury Index[2] (no deduction for fees, expenses or taxes)
Lehman Brothers Intermediate Treasury Index[3] (no deduction for fees, expenses or taxes)
Lipper Short U.S. Government Fund Index[4] (no deduction for sales charges or taxes)
[1]	The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund (inception 4/30/88) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
[2]	The Lehman Brothers 1-5 Year Treasury Index is an unmanaged index comprised of U.S. Treasury-issued securities with maturities of one to five years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.
[3]	The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of U.S. Treasury-issued securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.
[4]	The Lipper Short U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[5]	Class B Shares automatically convert to Class A Shares after six years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

46

FUND SUMMARY

Treasury & Agency Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	3.00%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	3.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.14%	.14%	.14%
Total Annual Fund Operating Expenses	.94%	1.44%	1.44%
Fee Waiver and/or Expense Reimbursement[4]	(.24)%	(.24)%	(.24)%
Net Expenses	.70%	1.20%	1.20%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .70% of the average daily net assets of the Class A Shares, to 1.20% of the average daily net assets of the Class B Shares and to 1.20% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

47

FUND SUMMARY

Treasury & Agency Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$369	$422	$122	$222	$122
3 Years	550	614	414	414	414
5 Years	764	746	746	746	746
10 Years	1,381	1,425	1,425	1,686	1,686
[1]	Without contractual fee waivers, 1 Year expenses would be as follows:

Class A	$393
Class B (with redemption)	$447
Class B (no redemption)	$147
Class C (with redemption)	$247
Class C (no redemption)	$147
[2]	Class B Shares automatically convert to Class A Shares after six years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

48

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan High Yield Bond Fund

(formerly One Group® High Yield Bond Fund)

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are the Fund’s main investment strategies?

The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund’s investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund’s sub-adviser, Banc One High Yield Partners, focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund’s investments. For more information about the High Yield Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What is a high yield bond?

A high yield bond or junk bond is a debt security that is rated below investment grade. (Such bonds also include unrated securities that Banc One Investment Advisors or Banc One High Yield Partners believes to be of comparable quality to debt securities that are rated below investment grade.) Such bonds are also called “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor’s Ratings Service and Ba or lower by Moody’s Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

49

FUND SUMMARY

High Yield Bond Fund

MAIN RISKS	High Yield Bond Risk. The Fund’s main investment strategy is to invest in high yield, high risk securities which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies. As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes. The income and market value of the Fund’s securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND SUMMARY

High Yield Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	9.52%	2Q2003	Worst Quarter:	-4.30%	3Q2001

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FUND SUMMARY

High Yield Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 11/13/98
Class A	11/13/98
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	11/13/98
Class C - Return Before Taxes	3/22/99
CSFB High Yield Index[2] (no deduction for fees, expenses or taxes)
CSFB High Yield Index, Developed Countries Only[3] (no deduction for fees, expenses or taxes)				*
Lehman Brothers High Yield Index[4] (no deduction for fees, expenses or taxes)
Lipper High Yield Bond Fund Index[5] (no deduction for sales charges or taxes)
[1]	Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.
[2]	The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred charges on Class B and Class C Shares.
[3]	The Credit Suisse First Boston (CSFB) High Yield Index, Developed Countries Only is an unmanaged index (and a subindex of the CSFB High Yield Index) which contains only the issues of issuers from developed countries, excluding the issues of issuers from developing countries. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.
[4]	The Lehman Brothers High Yield Index is an unmanaged index comprised of fixed-rate, non-investment grade debt securities that are dollar denominated and non-convertible. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares. The index for the Fund has changed from the CSFB High Yield Index and the CSFB High Yield Index, Developed Countries Only to the Lehman High Yield Index in order to better represent the investment policies for comparison purposes.
[5]	The Lipper High Yield Bond Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

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FUND SUMMARY

High Yield Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee on shares held less than 60 days	2.00%	2.00%	2.00%
(as a percentage of amount redeemed/exchanged)

Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.65%	.65%	.65%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.17%	.17%	.17%
Total Annual Fund Operating Expenses	1.32%	1.82%	1.82%
Fee Waiver and/or Expense Reimbursement[4]	(.17)%	(.02)%	(.02)%
Net Expenses	1.15%	1.80%	1.80%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.15% of the average daily net assets of the Class A Shares, to 1.80% of the average daily net assets of the Class B Shares and to 1.80% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

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FUND SUMMARY

High Yield Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$562	$683	$183	$283	$183
3 Years	821	869	569	569	569
5 Years	1,113	1,182	982	982	982
10 Years	1,943	2,003	2,003	2,134	2,134
[1]	Without contractual fee waivers, 1 Year expenses would be as follows:

Class A	$578
Class B (with redemption)	$685
Class B (no redemption)	$185
Class C (with redemption)	$285
Class C (no redemption)	$185
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

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More About the Funds

Each of the nine Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

Principal Investment Strategies	This prospectus describes nine mutual funds with a variety of investment objectives, including total return, current income and capital appreciation. Banc One Investment Advisors selects securities for the Funds by analyzing both individual securities and different industry sectors. Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Funds attempt to enhance total return by selecting market sectors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Funds are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities and mortgage-backed securities). In addition, the principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that the Funds may also use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN ULTRA SHORT TERM BOND FUND.  The Fund invests in all types of debt securities including money market instruments, mortgage-backed securities and asset-backed securities. The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund’s actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

• Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•   The Fund will invest in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets (some of which may be subject to repurchase agreements). These securities often are issued or guaranteed by the U.S. government, its agencies or

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instrumentalities. However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

• The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

JPMORGAN SHORT DURATION BOND FUND.  The Fund invests in all types of debt securities with short to intermediate maturities. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

• Under normal circumstances, the Fund invests at least 80% of its assets in bonds. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

• Up to 20% of the Fund’s assets may be invested in preferred stock.

• The Fund also may purchase taxable or tax-exempt municipal securities.

• The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

• The Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments.

JPMORGAN INTERMEDIATE BOND FUND.  The Fund invests in debt securities of all types including bonds, notes and U.S government obligations, rated as investment grade at the time of investment (or, if unrated, determined by Banc One Investment Advisors, to be of comparable quality). U.S. government obligations include U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•   As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

• Up to 20% of the Fund’s assets may be invested in preferred stock.

• The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

•   The Fund’s average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that average weighted maturity to as little as one year for temporary defensive purposes.

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WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short-Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

JPMORGAN CORE BOND FUND.  The Fund invests in all types of debt securities rated as investment grade (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), as well as preferred stock and loan participations. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•   As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

• The Fund also may purchase taxable or tax-exempt municipal securities.

• The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

•   The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its weighted average maturity if deemed appropriate for temporary defensive purposes.

JPMORGAN CORE PLUS BOND FUND. The Fund invests in all types of debt securities rated as investment grade or below investment grade, as well as preferred stock and loan participations.

•   As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•   The Fund invests at least 70% of its total assets in all types of debt securities rated as investment grade at the time of investment or, if unrated, determined to be of comparable quality by Banc One Investment Advisors. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•   Up to 30% of the Fund’s total assets may be invested in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade or, if unrated, determined by Banc One High Yield Partners, the Fund’s sub-advisor, to be of comparable quality.

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• The Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category.

•   Up to 25% of the Fund’s net assets may be invested in debt securities issued or guaranteed by foreign governments or their agencies and instrumentalities and debt securities issued by foreign corporations and supranational banks.

• The Fund also may purchase taxable or tax-exempt municipal securities.

•   The Fund’s average weighted maturity will ordinarily range between five and 20 years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

JPMORGAN MORTGAGE-BACKED SECURITIES FUND. The Fund invests in mortgage-backed securities and other securities representing an interest in or secured by mortgages.

• Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

• As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

•   The Fund will purchase securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. The Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

• The Fund may purchase taxable or tax-exempt municipal securities.

• The Fund may invest in debt securities that are rated in the lowest investment grade category.

• The Fund’s average weighted maturity will normally range between two and ten years although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes.

JPMORGAN GOVERNMENT BOND FUND.  The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities or related to securities issued by the U.S. government and its agencies and instrumentalities.

•   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds issued by the U.S. government and its agencies and instrumentalities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

•   The Fund’s average weighted maturity will ordinarily range between three and fifteen years, taking into account expected prepayment of principal on certain investments. However, the Fund’s average weighted remaining maturity may be outside this range if warranted by market conditions.

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JPMORGAN TREASURY & AGENCY FUND.  The Fund invests in U.S. Treasury and U.S. agency obligations including fixed income securities and mortgage-related securities. Under normal circumstances, the Fund will invest at least 80% of its assets in Treasury & Agency Obligations. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

WHAT IS A TREASURY & AGENCY OBLIGATION?

For purposes of the Treasury & Agency Fund, a Treasury & Agency Obligation includes U.S. Treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities. Separately Traded Registered Interest and Principal Securities known as STRIPS and Coupons Under Book Entry Safekeeping known as CUBES.

•   The Fund also invests in other government-only investment companies, including JPMorgan money market funds. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMs, as well as engage in securities lending.

• Normally, the Fund’s average weighted maturity will range between two and five years.

JPMORGAN HIGH YIELD BOND FUND. The Fund’s sub-adviser, Banc One High Yield Partners, focuses on value in choosing securities for the Fund by using a “bottom-up” research methodology.

WHAT IS A BOTTOM-UP RESEARCH METHODOLOGY?

When Banc One High Yield Partners uses a bottom-up research methodology, it looks primarily at individual companies against the context of broader market factors.

For each issuer, Banc One High Yield Partners performs an in-depth analysis of the issuer including, business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments which are considered to be the most risky and having regular discussions with senior management of issuers of the Fund’s investments.

•   As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•   Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. The Fund may invest up to 100% of the Fund’s total assets in lower rated or unrated securities.

• Up to 20% of the Fund’s assets may be invested in other securities, including investment grade debt securities.

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•   The Fund’s average weighted maturity will ordinarily range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

Investment Risks	The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

FIXED INCOME SECURITIES.  Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of the Fund’s investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

U.S. GOVERNMENT SECURITIES.  U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

DERIVATIVES.  The Funds (other than the Treasury & Agency Fund) may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

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LOWER-RATED INVESTMENT GRADE SECURITIES.  The Intermediate Bond Fund, the Ultra Short Term Bond Fund, the Short Duration Bond Fund, the Core Bond Fund, the Core Plus Bond Fund, the Mortgage-Backed Securities Fund and the High Yield Bond Fund may purchase debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

HIGH YIELD SECURITIES.  The High Yield Bond Fund and, to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are unrated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. You should not invest in the Funds unless you are willing to assume the greater risk associated with high yield securities. These risks include the following:

•   Greater Risk of Loss. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer failed to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of its investments. The Funds also may incur additional expenses in seeking recovery from the issuer.

•   Sensitivity to Interest Rate and Economic Changes. The income and market value of the Funds’ securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Funds’ investments and the Funds’ net asset values may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities significantly increased compared with prior periods.

•   Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the Funds’ investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the Funds’ investments, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

•   Liquidity. There may be no established secondary or public market for the Funds’ investments. In addition, a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

•   High Yield Bond Market. Economic downturn, continued volatility in the capital markets or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

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•   Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, the Funds will not rely solely on ratings issued by established credit rating agencies, but will use such ratings in conjunction with Banc One Investment Advisors’ or Banc One High Yield Partners’ independent and ongoing review of credit quality. (Please see “Description of Ratings” in the Statement of Additional Information.) Because investments in lower rated or unrated securities involve greater investment risk, achievement of the Funds’ investment objectives will be more dependent on Banc One Investment Advisor’s or Banc One High Yield Partners’ credit analysis than would be the case if the Funds were investing in higher rated securities. The Funds may seek to hedge investments through transactions in options, futures contracts and related options. The Funds also may use swap agreements to further manage exposure to lower rated securities.

SMALL-CAPITALIZATION COMPANIES.  Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in the value of their securities. This may cause unexpected decreases in the value of your investment in a Fund.

FOREIGN SECURITIES.  Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the Funds that invest in foreign securities is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

Portfolio Quality	Various rating organizations (like Standard & Poor’s Ratings Service and Moody’s
Investors Service, Inc.) assign ratings to securities (other than equity securities).
Generally, ratings are divided into two main categories: “Investment Grade Securities”
and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

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The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund and the portion of the Core Plus Bond Fund subadvised by it) will look at a security’s rating at the time of investment. If the securities are unrated, Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund and the portion of the Core Plus Bond Fund subadvised by it) must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Banc One Investment Advisors (or Banc One High Yield Partners) will consider such an event in determining whether the Fund should continue to hold the security.

Debt Securities	• The Government Bond Fund and the Treasury & Agency Fund may invest in debt securities rated in any of the three highest investment grade rating categories.

•    The Ultra Short Term Bond Fund, the Intermediate Bond Fund, the Short Duration Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund may invest in debt securities rated in any of the four investment grade rating categories.

•    The Core Plus Bond Fund and the High Yield Bond Fund may purchase securities in any rating category, although foreign debt securities denominated in foreign currencies purchased by the Core Plus Bond Fund must be rated in one of the four highest investment grade rating categories. Please read “Fund Summaries: Investments, Risk & Performance” and “Investment Risks” for more information about the Core Plus Bond Fund and the High Yield Bond Fund.

Preferred Stock	• The Short Duration Bond Fund, the Core Bond Fund and the Intermediate Bond Fund may only invest in preferred stock rated in any of the four highest rating categories.

• The Mortgage-Backed Securities Fund may invest only in preferred stock rated in any of the three highest rating categories.

• The Core Plus Bond Fund and the High Yield Bond Fund may invest in preferred stock in any rating category.

Municipal Securities	• The Ultra Short Term Bond Fund, the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories.

• The Mortgage-Backed Securities Fund may only invest in municipal bonds rated in any of the three highest rating categories.

•    The Ultra Short Term Bond Fund, the Intermediate Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. The Short Duration Bond Fund may invest in such securities only if they are rated in the highest rating category.

• The Core Plus Bond Fund and the High Yield Bond Fund may invest in municipal securities rated in any category.

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Commercial Paper	• The Intermediate Bond Fund, the Short Duration Bond Fund, the Bond Fund, the Ultra
Short Term Bond Fund and the Mortgage-Backed Securities Fund may invest in commercial paper rated in the highest or second highest rating category.

• The High Yield Bond Fund and the Core Plus Bond Fund may invest in commercial paper rated in any category.

For more information about ratings, please see “Description of Ratings” in the Statement of Additional Information.

Temporary Defensive Positions	For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes.
These investments may result in a lower yield than lower-quality or longer-term investments, produce taxable income, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Portfolio Turnover	The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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.

How to Do Business with the Funds

Purchasing Fund Shares

Where can I buy shares?	You may purchase Fund shares:

•   Through your Financial Intermediary. Financial Intermediaries may include financial advisers, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

• Directly from the Funds through the Distributor.

Who can buy shares?	• Class A, Class B and Class C Shares may be purchased by the general public.

When can I buy shares?

•   Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•   Only purchase requests accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•   If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•   On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•   If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

• Share ownership is electronically recorded, therefore no certificate will be issued.

•   The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt

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portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•    The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•    Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•    Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•    Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

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•   In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?	• This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

•   Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

• You may pay a sales charge at the time of purchase.

• Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

• You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

• Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

• Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

• There is no maximum investment amount for Class A Shares.

Class B Shares

• You will not pay a sales charge at the time of purchase.

•   A CDSC will apply on shares of the Funds, other than the JPMorgan Ultra Short Term Bond Fund, the JPMorgan Short Duration Bond Fund and the JPMorgan Treasury & Agency Fund, sold within six years and on shares of the JPMorgan Ultra Short Term Bond Fund, the JPMorgan Short Duration Bond Fund and the JPMorgan Treasury & Agency Fund sold within four years. Conversion periods are measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

• Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

•   Your Class B Shares of the JPMorgan Intermediate Bond Fund, the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Bond Fund, and the JPMorgan Core Bond Fund automatically convert to Class A Shares after eight years. Class B Shares of the JPMorgan Ultra Short Term Bond Fund, the JPMorgan Short Duration Bond Fund and the JPMorgan Treasury & Agency Fund

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automatically convert to Class A Shares after six years. Conversion periods are measured from the first day of the month in which the shares were purchased.

• Class B Shares should not be used for investments of more than $99,999.

1.    You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your Financial Intermediary or the Funds of any and all accounts that may be linked together for the purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing Your Class A Sales Charges.”

2. Individual purchases of $100,000 or more will be rejected.

Class C Shares

• You will not pay a sales charge at the time of purchase.

•   Except with respect to the JPMorgan Ultra Short Term Bond Fund and the JPMorgan Short Duration Bond Fund, a CDSC will apply on shares of the Funds sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

•   Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

• There is no maximum investment amount for Class C Shares.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A person who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

How much do shares cost?	• Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

• Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

•   NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•   The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value.

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•   A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?	1. Read the prospectus carefully, and select the fund or funds and share class most appropriate for you.

2. Decide how much you want to invest.

•   The minimum initial investment for all Funds except the JPMorgan Mortgage-Backed Securities Fund, the JPMorgan Treasury & Agency Fund, and Class C Shares of the JPMorgan Ultra Short Term Bond Fund and the JPMorgan Short Duration Bond Fund is $1,000 per Fund. The minimum initial investment is $50,000 for the JPMorgan Mortgage-Backed Securities Fund and the JPMorgan Treasury & Agency Fund, and $10,000 for Class C Shares of the JPMorgan Ultra Short Term Bond Fund and the JPMorgan Short Duration Bond Fund.

• You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

• Subsequent investments must be at least $25 per Fund.

•   You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

•   Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k),
403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

• For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

• A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?.”

3.   When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

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•   We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

•   Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

4. Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

• JPMorgan Funds Services; or

• The specific Fund in which you are investing.

• If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

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5. If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?	Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

• Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

• Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

•  The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

• You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. Except for the JPMorgan Mortgage-Backed Securities Fund and the JPMorgan Treasury & Agency Fund, and Class C Shares of the JPMorgan Ultra Short Term Bond Fund and the JPMorgan Short Duration Bond Fund, you may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. For the JPMorgan Mortgage-Backed Securities Fund and the JPMorgan Treasury & Agency Fund, and Class C Shares of the JPMorgan Ultra Short Term Bond Fund and the JPMorgan Short Duration Bond Fund, you may choose to make an initial investment of an amount less than the required minimum of $10,000 as long as your initial investment is at least $1,000 and you agree to make regular monthly investments of at least $1,000. To establish a Systematic Investment Plan:

• Select the “Systematic Investment Plan” option on the Account Application.

• Provide the necessary information about the bank account from which your investments will be made.

• The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

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• You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Sales Charges

The Distributor compensates Financial Intermediaries who sell shares of the Funds.
Compensation comes from sales charges, Rule 12b-1 fees and payments by the
Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in “Management of the Funds.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com. and click on the hyperlinks “JPMorgan Funds” and “Fees and Pricing” or call 1-800-480-4111. You may also contact Your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the tables below are sometimes referred to as “breakpoints.”

If you buy Class A Shares of the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Term Bond Fund or the JPMorgan Treasury & Agency Fund, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

AMOUNT OF PURCHASES	SALES CHARGE AS A % OF THE OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT[1]	COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	3.00	3.09	2.70
$100,000-$249,999	2.50	2.56	2.18
$250,000-$499,999	2.00	2.04	1.64
$500,000-$999,999	1.50	1.52	1.20
$1,000,000 or more*	NONE	NONE	**

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
*	There is no front-end sales charge for investments of $1 million or more in a Fund.
**

If you purchase $1 million or more of Class A Shares of the JPMorgan Ultra Short Term Bond Fund, the JPMorgan Short Duration Bond Fund or the JPMorgan Treasury, Agency Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 9.50% of the purchase price if you

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redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

If you buy Class A Shares of the JPMorgan Intermediate Bond Fund, the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Bond Fund, the JPMorgan Mortgage-Backed Securities Fund or the JPMorgan Core Bond Fund, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

AMOUNT OF PURCHASES	SALES CHARGE AS A % OF THE OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT[1]	COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	4.50	4.71	4.05
$100,000-$249,999	3.50	3.63	3.05
$250,000-$499,999	2.50	2.56	2.05
$500,000-$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
*	There is no front-end sales charge for investments of $1 million or more in a Fund.
**	If you purchase $1 million or more of Class A Shares of the JPMorgan Funds (other than the JPMorgan Ultra Short Term Bond Fund, the JPMorgan Short Duration Fund and the JPMorgan Treasury & Agency Fund) and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1 % of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of any of those Funds between 12 and 24 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charge

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the Funds that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

•   Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1. Your account(s);

2. Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

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4.   Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5. Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•   Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

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Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.   Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

• The JPMorgan Funds.

• JPMorgan Chase & Co. (JPMorgan Chase) and its subsidiaries and affiliates.

4. Bought by employees of:

• Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•   Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

• Washington Management Corporation and its subsidiaries and affiliates.

• The BISYS Group, Inc. and its subsidiaries and affiliates.

5. Bought by:

•   Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•   Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•   Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

• Tuition programs that qualify under Section 529 of the Internal Revenue Code.

• An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•   A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

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• Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.   Bought with proceeds from the sale of Select Shares of a JPMorgan Fund or acquired in an exchange of Select Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.   Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9. Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

11. Purchased during a JPMorgan Fund’s special offering.

12.  Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B Shares are offered at NAV per share, without any up-front sales charges. However, if you redeem Class B Shares of the JPMorgan Intermediate Bond Fund, the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Bond Fund or the JPMorgan Core Bond Fund within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	5.00
1-2	4.00
2-3	3.00
3-4	3.00
4-5	2.00
5-6	1.00
More than 6	NONE

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If you redeem Class B Shares of the JPMorgan Ultra Short Term Bond Fund, the JPMorgan Short Duration Bond Fund or the JPMorgan Treasury & Agency Fund prior to the fourth anniversary of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	3.00
1-2	3.00
2-3	2.00
3-4	1.00
More than 4	NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Intermediate Bond Fund, the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Bond Fund or the JPMorgan Core Bond Fund, and a commission of 2.75% to Financial Intermediaries who sell Class B Shares of the JPMorgan Ultra Short Term Bond Fund, the JPMorgan Short Duration Bond Fund, and the JPMorgan Treasury & Agency Fund.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares.

•   Class B Shares of the JPMorgan Intermediate Bond Fund, the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Bond Fund and the JPMorgan Core Bond Fund automatically convert after eight years. Class B Shares of the JPMorgan Ultra Short Term Bond Fund, the JPMorgan Short Duration Bond Fund and the JPMorgan Treasury & Agency Fund automatically convert after six years.

• Conversion periods are measured from the first day of the month in which the shares were purchased.

• After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

•   You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

•   Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

• If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

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Class C Shares

Class C Shares are offered at NAV per share, without any up-front sales charge. However, except with respect to the JPMorgan Ultra Short Term Bond Fund and the JPMorgan Short Duration Bond Fund, if you redeem your shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	1.00
After first year	NONE

There is no CDSC assessed on Class C Shares of the JPMorgan Ultra Short Term Bond Fund and the JPMorgan Short Duration Bond Fund.

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds other than the JPMorgan Ultra Short Term Bond Fund and the JPMorgan Short Duration Bond Fund.

How the Class B and Class C CDSC is Calculated

• The Fund assumes that all purchases made in a given month were made on the first day of the month.

•   For Class B Shares purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares purchased on or after November 1, 2002 and Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

• No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

•   To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time, and thus have the lowest CDSC.

•   If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.    If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?.”

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2.   Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3.   If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4.   That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6. That are involuntary resulting from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

8.   Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?.”

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Rule 12b-1 Fees	Each Fund described in this prospectus has adopted a Distribution Plan under Rule
12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Funds. The
Distributor may pay Rule 12b-1 fees to its affiliates.

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The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.   Class B and Class C Shares pay a Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Fees	The JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing
Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain shareholder services and related services to the Funds. For performing these services, JPMDS, as shareholder servicing agent will receive an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and shareholder servicing fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Exchanging Fund Shares

What are my exchange privileges?

•   Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund, subject to meeting any investment minimum or eligibility requirement. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

• Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

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• Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Tax Free Bond Fund and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

• Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?	Exchange requests are processed the same business day they are received, provided:
• The Fund receives the request by 4:00 p.m. ET.

• You have contacted your Financial Intermediary, if necessary.

• All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?	Generally, you will not pay a sales charge on an exchange. However:

• If you exchange Class B or Class C Shares of a Fund for Class B Shares or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Do I pay a redemption fee on an exchange?	Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. (See “Do I pay a redemption fee?” below).

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Are exchanges taxable?	Generally:

• An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

• An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

• You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?	No.

• However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

• Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

• Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

• A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?	You may use any of the following methods to redeem your shares:

1. You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

2. You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

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3. We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4. You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

• You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

• You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

• On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

•   Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

What will my shares be worth?

•   If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

Will I pay a redemption fee?

•   If you sell your shares of the High Yield Bond Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan’s entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

•   The redemption fees are paid to the High Yield Bond Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

•   Certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more

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difficult to apply redemption fees and there can be no assurance that the High Yield Bond Fund will be able to apply the fee to such accounts in an effective manner.

Can I redeem by telephone?	Yes, if you selected this option on your Account Application.

• Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•   Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•   The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•   You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

• You may write to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Can I redeem on a systematic basis?

1.    If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

• Select the “Systematic Withdrawal Plan” option on the Account Application.

• Specify the amount you wish to receive and the frequency of the payments.

• You may designate a person other than yourself as the payee.

• There is no fee for this service.

2. If you select this option, please keep in mind that:

•   It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

• Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

• Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3. The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or

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quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share for shares of the applicable class.

4.   If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5. You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•   Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•   Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2.   If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

• The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

• You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

Voting Rights	The Funds do not hold annual shareholder meetings, but may hold special meetings.
The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

Dividends

The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. To maintain a relatively even rate of distributions from the Treasury & Agency Fund, the monthly distributions for that Fund may be fixed from time to time at rates consistent with Banc One Investment Advisors’ long-term earnings expectations. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt. You also may change the way you receive dividends and distributions by calling 1-800-480-4111

Special Dividend Rules for Class B Shares

Class B Shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B Shares (other than those in the sub-account) convert to Class A Shares, a percentage of the Class B Shares in the sub-account will also convert to Class A Shares. (See “Sales Charges — Conversion Feature.”)

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Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Zero Coupon Securities

Some of the Funds may acquire certain securities issued with original issue discount (including zero coupon securities). Current federal tax law requires that a holder (such as a Fund) of such a security must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if a Fund receives no payment in cash on the security during the year. As a regulated investment company intending to qualify for special treatment under the Internal Revenue Code of 1986, as amended, a Fund must pay out substantially all of its net investment income each year, including any original issue discount. Accordingly, a Fund may be required to pay out in income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions will be made from

87

the cash assets of a Fund or by liquidation of investments if necessary. If a distribution of cash necessitates the liquidation of investments, Banc One Investment Advisors or the Sub-Adviser will select which securities to sell and a Fund may realize a gain or loss from those sales. In the event a Fund realizes net capital gains from these transactions, you may receive a larger capital gain distribution, if any, than you would in the absence of such transactions.

Taxation of Foreign Investments

The Funds’ investments in foreign securities may be subject to foreign withholding. In that case, the yield on those securities would be reduced. You may, however, be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Funds’ distributions.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

Shareholder Statements and Reports	The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.
The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

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In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

Availability Of Proxy Voting Record	The Trustees have delegated the authority to vote proxies for securities owned by the
Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at
www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than
August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

Portfolio Holdings Disclosure	No sooner than 30 days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the
SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarterly, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

The Adviser, Administrator and Distributor	Banc One Investment Advisors Corporation (the Adviser) (1111 Polaris Parkway, P.O. Box
710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities
subject to the supervision of, and policies established by, the Trustees of                     .
Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual corporate, charitable and retirement accounts. As of
December 31, 2004, Banc One Investment Advisors managed over          billion in assets.
Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan
Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as
“Banc One Investment Advisors” or the “Investment Adviser.”

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

The Sub-Adviser	Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio
43271-0211) is the sub-adviser to the High Yield Bond Fund and the Core Plus Bond Fund.
Banc One High Yield Partners was formed in June 1998 to provide investment advisory services related to high-yield, high-risk investments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One
Investment Advisors and Pacholder Associates, Inc. As of December 31, 2004, Banc One
High Yield Partners managed over          billion in assets. The Board of Trustees has
approved, subject to shareholder approval, an amended and restated sub-advisory contract between Banc One Investment Advisors and Banc One High Yield Partners with respect to the Funds. At a shareholder meeting scheduled to be held on January 20, 2005, shareholders of the High Yield Bond Fund and the Core Plus Bond Fund will be asked to approve the continuation of the sub-advisory agreement in the event that Banc One
Investment Advisors acquires the interest of Pacholder Associates, Inc. in the sub-adviser and a change of control results.

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Advisory Fees	Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Ultra Short Term Bond Fund	.24
JPMorgan Short Duration Bond Fund	.34
JPMorgan Intermediate Bond Fund	.37
JPMorgan Core Bond Fund	.39
JPMorgan Core Plus Bond Fund[1]	.44
JPMorgan Mortgage-Backed Securities Fund	.22
JPMorgan Government Bond Fund	.38
JPMorgan Treasury & Agency Fund	.20
JPMorgan High Yield Bond Fund[1]	.64
[1] Includes fees paid by Banc One Investment Advisors to Banc One High Yield Partners, the sub-adviser to the High Yield Bond Fund and the Core Plus Bond Fund.

Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

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The Fund Managers	The Funds are managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the Funds. Each team member makes recommendations about securities to be purchased and sold in the Funds. The research analysts provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Funds.

Fund Manager Compensation and Fund Holdings	Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program that is tied directly to both short-term and long-term relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/or its Lipper peer group.
In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan tied to long-term investment performance that provides up to 100% of the cash incentive award, which vests after three years. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs.
Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of
Additional Information.

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Legal Proceedings and

Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

93

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly

94

earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment
Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced
Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate
Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One
Investment Advisors and its affiliates have agreed as part of the settlement with the
NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.”
The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate
Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund,
the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on
various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net
Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross
Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable.
The table below shows the Reduced Rates for the Class A, Class B and Class C Shares of
the Funds offered in this prospectus.

Reduced Rate Funds

			NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS		AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Government Bond Fund	A		0.83%	0.83%	0.91%
	B	*	1.55%	1.48%	1.48%
	C	*	1.55%	1.48%	1.48%

*	Non-Reduced Rate Classes

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The table below shows the ratios for Class A, Class B and Class C Shares of the Funds offered in this prospectus not subject to the Reduced Rate.

Non-Reduced Rate Funds

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Ultra Short Term Bond Fund	A	0.70%	0.70%	0.91%
	B	1.20%	1.20%	1.41%
	C	1.20%	1.20%	1.41%
JPMorgan Short Duration Bond Fund	A	0.80%	0.80%	0.90%
	B	1.30%	1.30%	1.40%
	C	1.30%	1.30%	1.40%
JPMorgan Intermediate Bond Fund	A	0.83%	0.83%	0.96%
	B	1.48%	1.46%	1.46%
	C	1.48%	1.46%	1.46%
JPMorgan Core Bond Fund	A	0.85%	0.85%	0.95%
	B	1.50%	1.45%	1.45%
	C	1.50%	1.45%	1.45%
JPMorgan Core Plus Bond Fund	A	0.92%	0.92%	0.94%
	B	1.57%	1.44%	1.44%
	C	1.57%	1.44%	1.44%
JPMorgan Mortgage-Backed Securities Fund	A	0.65%	0.65%	0.98%
JPMorgan Treasury & Agency Fund	A	0.70%	0.70%	0.94%
	B	1.20%	1.20%	1.44%
	C	1.20%	1.20%	1.44%
JPMorgan High Yield Bond Fund	A	1.15%	1.15%	1.32%
	B	1.80%	1.80%	1.82%
	C	1.80%	1.80%	1.82%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

• On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

• Your investment has a 5% return each year;

• The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

• At the time of purchase, any applicable initial sales charges (loads) are deducted; and

• There is no sales charge (load) on reinvested dividends.

•    If a Reduced Rate applies, it is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

•    The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

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Reduced Rate Funds

JPMORGAN GOVERNMENT BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$531	5.00%	4.17%	4.17%	$153	5.00%	3.50%	3.50%	$153	5.00%	3.50%	3.50%
October 31, 2006	$84	10.25%	8.51%	4.17%	$156	10.25%	7.14%	3.52%	$156	10.25%	7.14%	3.52%
October 31, 2007	$96	15.76%	12.95%	4.09%	$161	15.76%	10.91%	3.52%	$161	15.76%	10.91%	3.52%
October 31, 2008	$100	21.55%	17.57%	4.09%	$167	21.55%	14.82%	3.52%	$167	21.55%	14.82%	3.52%
October 31, 2009	$104	27.63%	22.38%	4.09%	$173	27.63%	18.86%	3.52%	$173	27.63%	18.86%	3.52%
October 31, 2010	$109	34.01%	27.39%	4.09%	$179	34.01%	23.04%	3.52%	$179	34.01%	23.04%	3.52%
October 31, 2011	$113	40.71%	32.60%	4.09%	$185	40.71%	27.37%	3.52%	$185	40.71%	27.37%	3.52%
October 31, 2012	$118	47.75%	38.02%	4.09%	$192	47.75%	31.86%	3.52%	$192	47.75%	31.86%	3.52%
October 31, 2013	$122	55.13%	43.66%	4.09%	$122	55.13%	37.25%	4.09%	$199	55.13%	36.50%	3.52%
October 31, 2014	$127	62.89%	49.54%	4.09%	$127	62.89%	42.86%	4.09%	$206	62.89%	41.30%	3.52%
October 31, 2015	$133	71.03%	55.66%	4.09%	$133	71.03%	48.71%	4.09%	$213	71.03%	46.28%	3.52%

[1]	Class B Shares automatically convert to Class A shares after eight years.

Non-Reduced Rate Funds

JPMORGAN ULTRA SHORT TERM BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$369	5.00%	4.30%	4.30%	$122	5.00%	3.80%	3.80%	$122	5.00%	3.80%	3.80%
October 31, 2006	$72	10.25%	8.78%	4.30%	$127	10.25%	7.74%	3.80%	$127	10.25%	7.74%	3.80%
October 31, 2007	$98	15.76%	13.23%	4.09%	$155	15.76%	11.61%	3.59%	$155	15.76%	11.61%	3.59%
October 31, 2008	$102	21.55%	17.87%	4.09%	$160	21.55%	15.62%	3.59%	$160	21.55%	15.62%	3.59%
October 31, 2009	$106	27.63%	22.69%	4.09%	$166	27.63%	19.77%	3.59%	$166	27.63%	19.77%	3.59%
October 31, 2010	$111	34.01%	27.70%	4.09%	$172	34.01%	24.07%	3.59%	$172	34.01%	24.07%	3.59%
October 31, 2011	$115	40.71%	32.93%	4.09%	$115	40.71%	29.14%	4.09%	$178	40.71%	28.52%	3.59%
October 31, 2012	$120	47.75%	38.36%	4.09%	$120	47.75%	34.43%	4.09%	$184	47.75%	33.14%	3.59%
October 31, 2013	$125	55.13%	44.02%	4.09%	$125	55.13%	39.92%	4.09%	$191	55.13%	37.92%	3.59%
October 31, 2014	$130	62.89%	49.91%	4.09%	$130	62.89%	45.65%	4.09%	$198	62.89%	42.87%	3.59%
October 31, 2015	$135	71.03%	56.04%	4.09%	$135	71.03%	51.60%	4.09%	$205	71.03%	48.00%	3.59%

[1]	Class B Shares automatically convert to Class A Shares after six years.

97

JPMORGAN SHORT DURATION BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$379	5.00%	4.20%	4.20%	$132	5.00%	3.70%	3.70%	$132	5.00%	3.70%	3.70%
October 31, 2006	$83	10.25%	8.58%	4.20%	$137	10.25%	7.54%	3.70%	$137	10.25%	7.54%	3.70%
October 31, 2007	$97	15.76%	13.03%	4.10%	$153	15.76%	11.41%	3.60%	$153	15.76%	11.41%	3.60%
October 31, 2008	$101	21.55%	17.66%	4.10%	$159	21.55%	15.42%	3.60%	$159	21.55%	15.42%	3.60%
October 31, 2009	$105	27.63%	22.49%	4.10%	$164	27.63%	19.57%	3.60%	$164	27.63%	19.57%	3.60%
October 31, 2010	$109	34.01%	27.51%	4.10%	$170	34.01%	23.88%	3.60%	$170	34.01%	23.88%	3.60%
October 31, 2011	$114	40.71%	32.74%	4.10%	$114	40.71%	28.96%	4.10%	$177	40.71%	28.34%	3.60%
October 31, 2012	$118	47.75%	38.18%	4.10%	$118	47.75%	34.24%	4.10%	$183	47.75%	32.96%	3.60%
October 31, 2013	$123	55.13%	43.84%	4.10%	$123	55.13%	39.75%	4.10%	$189	55.13%	37.74%	3.60%
October 31, 2014	$128	62.89%	49.74%	4.10%	$128	62.89%	45.48%	4.10%	$196	62.89%	42.70%	3.60%
October 31, 2015	$133	71.03%	55.88%	4.10%	$134	71.03%	51.44%	4.10%	$203	71.03%	47.84%	3.60%

[1]	Class B Shares automatically convert to Class A Shares after six years.

JPMORGAN INTERMEDIATE BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$531	5.00%	4.17%	4.17%	$149	5.00%	3.53%	3.53%	$149	5.00%	3.53%	3.53%
October 31, 2006	$84	10.25%	8.51%	4.17%	$154	10.25%	7.20%	3.54%	$154	10.25%	7.20%	3.54%
October 31, 2007	$101	15.76%	12.90%	4.04%	$159	15.76%	10.99%	3.54%	$159	15.76%	10.99%	3.54%
October 31, 2008	$106	21.55%	17.46%	4.04%	$165	21.55%	14.92%	3.54%	$165	21.55%	14.92%	3.54%
October 31, 2009	$110	27.63%	22.20%	4.04%	$171	27.63%	18.99%	3.54%	$171	27.63%	18.99%	3.54%
October 31, 2010	$114	34.01%	27.14%	4.04%	$177	34.01%	23.20%	3.54%	$177	34.01%	23.20%	3.54%
October 31, 2011	$119	40.71%	32.28%	4.04%	$183	40.71%	27.57%	3.54%	$183	40.71%	27.57%	3.54%
October 31, 2012	$124	47.75%	37.62%	4.04%	$190	47.75%	32.08%	3.54%	$190	47.75%	32.08%	3.54%
October 31, 2013	$129	55.13%	43.18%	4.04%	$129	55.13%	37.42%	4.04%	$196	55.13%	36.76%	3.54%
October 31, 2014	$134	62.89%	48.97%	4.04%	$135	62.89%	42.97%	4.04%	$203	62.89%	41.60%	3.54%
October 31, 2015	$139	71.03%	54.98%	4.04%	$140	71.03%	48.74%	4.04%	$210	71.03%	46.61%	3.54%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

JPMORGAN CORE BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$533	5.00%	4.15%	4.15%	$149	5.00%	3.53%	3.53%	$149	5.00%	3.53%	3.53%
October 31, 2006	$86	10.25%	8.47%	4.15%	$153	10.25%	7.21%	3.55%	$153	10.25%	7.21%	3.55%
October 31, 2007	$100	15.76%	12.87%	4.05%	$158	15.76%	11.02%	3.55%	$158	15.76%	11.02%	3.55%
October 31, 2008	$104	21.55%	17.44%	4.05%	$164	21.55%	14.96%	3.55%	$164	21.55%	14.96%	3.55%
October 31, 2009	$109	27.63%	22.19%	4.05%	$170	27.63%	19.04%	3.55%	$170	27.63%	19.04%	3.55%
October 31, 2010	$113	34.01%	27.14%	4.05%	$176	34.01%	23.26%	3.55%	$176	34.01%	23.26%	3.55%
October 31, 2011	$118	40.71%	32.29%	4.05%	$182	40.71%	27.64%	3.55%	$182	40.71%	27.64%	3.55%
October 31, 2012	$122	47.75%	37.65%	4.05%	$188	47.75%	32.17%	3.55%	$188	47.75%	32.17%	3.55%
October 31, 2013	$127	55.13%	43.22%	4.05%	$128	55.13%	37.52%	4.05%	$195	55.13%	36.86%	3.55%
October 31, 2014	$133	62.89%	49.02%	4.05%	$133	62.89%	43.09%	4.05%	$202	62.89%	41.72%	3.55%
October 31, 2015	$138	71.03%	55.06%	4.05%	$139	71.03%	48.89%	4.05%	$209	71.03%	46.75%	3.55%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

98

JPMORGAN CORE PLUS BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$540	5.00%	4.08%	4.08%	$151	5.00%	3.52%	3.52%	$151	5.00%	3.52%	3.52%
October 31, 2006	$93	10.25%	8.33%	4.08%	$152	10.25%	7.21%	3.56%	$152	10.25%	7.21%	3.56%
October 31, 2007	$99	15.76%	12.72%	4.06%	$157	15.76%	11.02%	3.56%	$157	15.76%	11.02%	3.56%
October 31, 2008	$103	21.55%	17.30%	4.06%	$163	21.55%	14.97%	3.56%	$163	21.55%	14.97%	3.56%
October 31, 2009	$107	27.63%	22.06%	4.06%	$169	27.63%	19.07%	3.56%	$169	27.63%	19.07%	3.56%
October 31, 2010	$112	34.01%	27.02%	4.06%	$175	34.01%	23.31%	3.56%	$175	34.01%	23.31%	3.56%
October 31, 2011	$116	40.71%	32.18%	4.06%	$181	40.71%	27.70%	3.56%	$181	40.71%	27.70%	3.56%
October 31, 2012	$121	47.75%	37.54%	4.06%	$187	47.75%	32.24%	3.56%	$187	47.75%	32.24%	3.56%
October 31, 2013	$126	55.13%	43.13%	4.06%	$127	55.13%	37.61%	4.06%	$194	55.13%	36.95%	3.56%
October 31, 2014	$131	62.89%	48.94%	4.06%	$132	62.89%	43.20%	4.06%	$201	62.89%	41.83%	3.56%
October 31, 2015	$136	71.03%	54.98%	4.06%	$137	71.03%	49.01%	4.06%	$208	71.03%	46.87%	3.56%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

JPMORGAN MORTGAGE-BACKED SECURITIES FUND	CLASS A
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October. 31, 2005	$513	5.00%	4.35%	4.35%
October 31, 2006	$66	10.25%	8.89%	4.35%
October 31, 2007	$104	15.76%	13.27%	4.02%
October 31, 2008	$108	21.55%	17.82%	4.02%
October 31, 2009	$112	27.63%	22.56%	4.02%
October 31, 2010	$117	34.01%	27.48%	4.02%
October 31, 2011	$122	40.71%	32.61%	4.02%
October 31, 2012	$127	47.75%	37.94%	4.02%
October 31, 2013	$132	55.13%	43.48%	4.02%
October 31, 2014	$137	62.89%	49.25%	4.02%
October 31, 2015	$142	71.03%	55.25%	4.02%

JPMORGAN TREASURY & AGENCY FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$369	5.00%	4.30%	4.30%	$122	5.00%	3.80%	3.80%	$122	5.00%	3.80%	3.80%
October 31, 2006	$72	10.25%	8.78%	4.30%	$127	10.25%	7.74%	3.80%	$127	10.25%	7.74%	3.80%
October 31, 2007	$101	15.76%	13.20%	4.06%	$158	15.76%	11.58%	3.56%	$158	15.76%	11.58%	3.56%
October 31, 2008	$105	21.55%	17.80%	4.06%	$164	21.55%	15.55%	3.56%	$164	21.55%	15.55%	3.56%
October 31, 2009	$110	27.63%	22.58%	4.06%	$169	27.63%	19.67%	3.56%	$169	27.63%	19.67%	3.56%
October 31, 2010	$114	34.01%	27.56%	4.06%	$175	34.01%	23.93%	3.56%	$175	34.01%	23.93%	3.56%
October 31, 2011	$119	40.71%	32.74%	4.06%	$119	40.71%	28.96%	4.06%	$182	40.71%	28.34%	3.56%
October 31, 2012	$123	47.75%	38.12%	4.06%	$124	47.75%	34.19%	4.06%	$188	47.75%	32.91%	3.56%
October 31, 2013	$128	55.13%	43.73%	4.06%	$129	55.13%	39.64%	4.06%	$195	55.13%	37.64%	3.56%
October 31, 2014	$134	62.89%	49.57%	4.06%	$134	62.89%	45.31%	4.06%	$202	62.89%	42.54%	3.56%
October 31, 2015	$139	71.03%	55.64%	4.06%	$139	71.03%	51.21%	4.06%	$209	71.03%	47.61%	3.56%

[1]	Class B Shares automatically convert to Class A Shares after six years.

99

JPMORGAN HIGH YIELD BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$562	5.00%	3.85%	3.85%	$183	5.00%	3.20%	3.20%	$183	5.00%	3.20%	3.20%
October 31, 2006	$116	10.25%	7.85%	3.85%	$189	10.25%	6.50%	3.20%	$189	10.25%	6.50%	3.20%
October 31, 2007	$138	15.76%	11.82%	3.68%	$197	15.76%	9.89%	3.18%	$197	15.76%	9.89%	3.18%
October 31, 2008	$144	21.55%	15.93%	3.68%	$203	21.55%	13.38%	3.18%	$203	21.55%	13.38%	3.18%
October 31, 2009	$149	27.63%	20.20%	3.68%	$210	27.63%	16.99%	3.18%	$210	27.63%	16.99%	3.18%
October 31, 2010	$154	34.01%	24.62%	3.68%	$216	34.01%	20.71%	3.18%	$216	34.01%	20.71%	3.18%
October 31, 2011	$160	40.71%	29.21%	3.68%	$223	40.71%	24.55%	3.18%	$223	40.71%	24.55%	3.18%
October 31, 2012	$166	47.75%	33.96%	3.68%	$230	47.75%	28.51%	3.18%	$230	47.75%	28.51%	3.18%
October 31, 2013	$172	55.13%	38.89%	3.68%	$173	55.13%	33.24%	3.68%	$238	55.13%	32.60%	3.18%
October 31, 2014	$178	62.89%	44.00%	3.68%	$179	62.89%	38.14%	3.68%	$245	62.89%	36.81%	3.18%
October 31, 2015	$185	71.03%	49.30%	3.68%	$186	71.03%	43.22%	3.68%	$253	71.03%	41.16%	3.18%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

100

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

ULTRA SHORT TERM BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$9.97	$9.95	$9.86	$9.73	$9.77
Investment Activities:
Net investment income	0.20	0.24	0.36	0.59	0.55
Net realized and unrealized gains (losses) from investments and futures	(0.05)	0.04	0.11	0.14	(0.04)
Total from Investment Activities	0.15	0.28	0.47	0.73	0.51
Distributions:
Net investment income	(0.23)	(0.26)	(0.38)	(0.60)	(0.55)
Total Distributions	(0.23)	(0.26)	(0.38)	(0.60)	(0.55)
NET ASSET VALUE, END OF PERIOD	$9.89	$9.97	$9.95	$9.86	$9.73
Total Return (Excludes Sales Charge)	1.53%	2.83%	4.88%	7.67%	5.40%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$362,796	$366,214	$162,338	$53,882	$23,352
Ratio of expenses to average net assets	0.70%	0.70%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.97%	2.34%	3.62%	5.91%	5.66%
Ratio of expenses to average net assets*	1.12%	1.12%	1.12%	1.11%	1.12%
Portfolio turnover(A)	46.21%	35.80%	38.72%	37.62%	32.68%

ULTRA SHORT TERM BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$9.90	$9.89	$9.80	$9.68	$9.72
Investment Activities:
Net investment income	0.14	0.19	0.32	0.54	0.51
Net realized and unrealized gains (losses) from investments and futures	(0.04)	0.03	0.11	0.13	(0.04)
Total from Investment Activities	0.10	0.22	0.43	0.67	0.47
Distributions:
Net investment income	(0.18)	(0.21)	(0.34)	(0.55)	(0.51)
Total Distributions	(0.18)	(0.21)	(0.34)	(0.55)	(0.51)
NET ASSET VALUE, END OF PERIOD	$9.82	$9.90	$9.89	$9.80	$9.68
Total Return (Excludes Sales Charge)	1.02%	2.28%	4.43%	7.06%	4.91%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$81,758	$101,749	$42,494	$11,811	$7,206
Ratio of expenses to average net assets	1.20%	1.20%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	1.48%	1.84%	3.08%	5.47%	5.24%
Ratio of expenses to average net assets*	1.77%	1.77%	1.76%	1.76%	1.77%
Portfolio turnover(A)	46.21%	35.80%	38.72%	37.62%	32.68%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

101

FINANCIAL HIGHLIGHTS

ULTRA SHORT TERM BOND FUND CLASS C	YEAR ENDED JUNE 30,		NOVEMBER 1, 2001 TO JUNE 30, 2002(B)
	2004	2003

NET ASSET VALUE, BEGINNING OF PERIOD	$9.89	$9.88	$9.88
Investment Activities:
Net investment income	0.14	0.19	0.18
Net realized and unrealized gains (losses) from investments and futures	(0.04)	0.03	0.02
Total from Investment Activities	0.10	0.22	0.20
Distributions:
Net investment income	(0.18)	(0.21)	(0.20)
NET ASSET VALUE, END OF PERIOD	$9.81	$9.89	$9.88
Total Return (Excludes Sales Charge)	1.03%	2.39%	1.89	%(C)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$604,084	$741,134	$253,974
Ratio of expenses to average net assets	1.20%	1.20%	1.15	%(D)
Ratio of net investment income to average net assets	1.48%	1.82%	2.75	%(D)
Ratio of expenses to average net assets*	1.77%	1.77%	1.78	%(D)
Portfolio turnover(A)	46.21%	35.80%	38.72%

SHORT DURATION BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.86	$10.72	$10.56	$10.28	$10.39
Investment Activities:
Net investment income	0.27	0.35	0.48	0.58	0.57
Net realized and unrealized gains (losses) from investments	(0.23)	0.18	0.19	0.27	(0.11)
Total from Investment Activities	0.04	0.53	0.67	0.85	0.46
Distributions:
Net investment income	(0.28)	(0.39)	(0.51)	(0.57)	(0.57)
NET ASSET VALUE, END OF PERIOD	$10.62	$10.86	$10.72	$10.56	$10.28
Total Return (Excludes Sales Charge)	0.39%	5.01%	6.41%	8.49%	4.55%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$109,252	$128,309	$49,282	$24,077	$21,834
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.79%	0.78%
Ratio of net investment income to average net assets	2.51%	3.26%	4.57%	5.54%	5.52%
Ratio of expenses to average net assets*	1.16%	1.16%	1.16%	1.16%	1.16%
Portfolio turnover(A)	53.72%	27.23%	49.58%	46.42%	25.93%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.

102

FINANCIAL HIGHLIGHTS

SHORT DURATION BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.93	$10.80	$10.63	$10.35	$10.46
Investment Activities:
Net investment income	0.22	0.30	0.43	0.52	0.52
Net realized and unrealized gains (losses) from investments	(0.23)	0.17	0.20	0.28	(0.11)
Total from Investment Activities	(0.01)	0.47	0.63	0.80	0.41
Distributions:
Net investment income	(0.23)	(0.34)	(0.46)	(0.52)	(0.52)
NET ASSET VALUE, END OF PERIOD	$10.69	$10.93	$10.80	$10.63	$10.35
Total Return (Excludes Sales Charge)	0.09%	4.39%	5.97%	7.90%	4.00%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$42,563	$51,994	$14,320	$4,982	$4,636
Ratio of expenses to average net assets	1.30%	1.30%	1.30%	1.29%	1.28%
Ratio of net investment income to average net assets	2.01%	2.72%	4.05%	5.02%	4.98%
Ratio of expenses to average net assets*	1.81%	1.81%	1.81%	1.81%	1.80%
Portfolio turnover(A)	53.72%	27.23%	49.58%	46.42%	25.93%

SHORT DURATION BOND FUND CLASS C	YEAR ENDED JUNE 30,		NOVEMBER 1, 2001 TO JUNE 30, 2002(B)
	2004	2003

NET ASSET VALUE, BEGINNING OF PERIOD	$10.92	$10.79	$10.89
Investment Activities:
Net investment income	0.22	0.30	0.27
Net realized and unrealized gains (losses) from investments	(0.23)	0.17	(0.07)
Total from Investment Activities	(0.01)	0.47	0.20
Distributions:
Net investment income	(0.23)	(0.34)	(0.30)
NET ASSET VALUE, END OF PERIOD	$10.68	$10.92	$10.79
Total Return (Excludes Sales Charge)	(0.10)%	4.43%	5.77	%(C)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$98,576	$156,942	$32,680
Ratio of expenses to average net assets	1.30%	1.30%	1.30	%(D)
Ratio of net investment income to average net assets	2.01%	2.71%	3.92	%(D)
Ratio of expenses to average net assets*	1.81%	1.81%	1.82	%(D)
Portfolio turnover(A)	53.72%	27.23%	49.58%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Commencement of operations. (C) Not annualized. (D) Annualized.

103

FINANCIAL HIGHLIGHTS

INTERMEDIATE BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.01	$10.70	$10.50	$10.07	$10.28
Investment Activities:
Net Investment Income	0.47	0.57	0.62	0.60	0.59
Net realized and unrealized gains (losses) from investments	(0.37)	0.32	0.21	0.43	(0.21)
Total from Investment Activities	0.10	0.89	0.83	1.03	0.38
Distributions:
Net investment income	(0.48)	(0.58)	(0.63)	(0.60)	(0.59)
NET ASSET VALUE, END OF PERIOD	$10.63	$11.01	$10.70	$10.50	$10.07
Total Return (Excludes Sales Charge)	0.91%	8.52%	8.08%	10.49%	3.86%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$238,399	$334,574	$233,915	$191,660	$157,577
Ratio of expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income to average net assets	4.27%	5.24%	5.88%	5.80%	5.87%
Ratio of expenses to average net assets*	1.17%	1.17%	1.17%	1.15%	1.16%
Portfolio turnover(A)	17.46%	24.13%	33.02%	22.58%	6.08%

INTERMEDIATE BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.88	$10.59	$10.40	$9.97	$10.18
Investment Activities:
Net investment income	0.39	0.49	0.55	0.53	0.53
Net realized and unrealized gains (losses) from investments	(0.37)	0.32	0.21	0.44	(0.21)
Total from Investment Activities	0.02	0.81	0.76	0.97	0.32
Distributions:
Net investment income	(0.41)	(0.52)	(0.57)	(0.54)	(0.53)
NET ASSET VALUE, END OF PERIOD	$10.49	$10.88	$10.59	$10.40	$9.97
Total Return (Excludes Sales Charge)	0.20%	7.85%	7.30%	9.88%	3.23%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$132,372	$185,642	$86,784	$45,257	$37,460
Ratio of expenses to average net assets	1.48%	1.48%	1.48%	1.48%	1.48%
Ratio of net investment income to average net assets	3.62%	4.54%	5.22%	5.17%	5.26%
Ratio of expenses to average net assets*	1.82%	1.82%	1.82%	1.80%	1.81%
Portfolio turnover(A)	17.46%	24.13%	33.02%	22.58%	6.08%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

104

FINANCIAL HIGHLIGHTS

INTERMEDIATE BOND FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.88	$10.59	$10.40	$9.98	$10.18
Investment Activities:
Net investment income	0.39	0.50	0.55	0.54	0.53
Net realized and unrealized gains (losses) from investments	(0.37)	0.31	0.21	0.42	(0.20)
Total from Investment Activities	0.02	0.81	0.76	0.96	0.33
Distributions:
Net investment income	(0.41)	(0.52)	(0.57)	(0.54)	(0.53)
NET ASSET VALUE, END OF PERIOD	$10.49	$10.88	$10.59	$10.40	$9.98
Total Return (Excludes Sales Charge)	0.19%	7.85%	7.30%	9.78%	3.33%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$121,399	$186,110	$100,956	$44,810	$33,087
Ratio of expenses to average net assets	1.48%	1.48%	1.48%	1.48%	1.49%
Ratio of net investment income to average net assets	3.62%	4.56%	5.21%	5.17%	5.30%
Ratio of expenses to average net assets*	1.82%	1.82%	1.82%	1.80%	1.82%
Portfolio turnover(A)	17.46%	24.13%	33.02%	22.58%	6.08%

CORE BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.18	$10.82	$10.59	$10.08	$10.34
Investment Activities:
Net investment income	0.48	0.62	0.66	0.63	0.62
Net realized and unrealized gains (losses) from investments	(0.39)	0.35	0.28	0.51	(0.26)
Total from Investment Activities	0.09	0.97	0.94	1.14	0.36
Distributions:
Net investment income	(0.50)	(0.60)	(0.68)	(0.63)	(0.62)
Net realized gains (losses) on investments	–	(0.01)	(0.03)	–	–
Total Distributions	(0.50)	(0.61)	(0.71)	(0.63)	(0.62)
NET ASSET VALUE, END OF PERIOD	$10.77	$11.18	$10.82	$10.59	$10.08
Total Return (Excludes Sales Charge)	0.84%	9.20%	9.09%	11.58%	3.68%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$349,290	$429,859	$262,489	$170,715	$143,421
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	4.34%	5.57%	6.09%	6.15%	6.15%
Ratio of expenses to average net assets*	1.16%	1.17%	1.18%	1.18%	1.16%
Portfolio turnover(A)	19.69%	22.93%	31.88%	20.58%	16.19%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A). Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

105

FINANCIAL HIGHLIGHTS

CORE BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.17	$10.81	$10.59	$10.08	$10.34
Investment Activities:
Net investment income	0.41	0.54	0.58	0.57	0.56
Net realized and unrealized gains (losses) from investments	(0.39)	0.36	0.28	0.51	(0.26)
Total from Investment Activities	0.02	0.90	0.86	1.08	0.30
Distributions:
Net investment income	(0.43)	(0.53)	(0.61)	(0.57)	(0.56)
Net realized gains (losses) on investments	–	(0.01)	(0.03)	–	–
Total Distributions	(0.43)	(0.54)	(0.64)	(0.57)	(0.56)
NET ASSET VALUE, END OF PERIOD	$10.76	$11.17	$10.81	$10.59	$10.08
Total Return (Excludes Sales Charge)	0.28%	8.53%	8.34%	10.89%	3.01%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$98,064	$134,915	$76,031	$36,310	$18,808
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	3.69%	4.92%	5.41%	5.53%	5.52%
Ratio of expenses to average net assets*	1.81%	1.82%	1.83%	1.81%	1.81%
Portfolio turnover(A)	19.69%	22.93%	31.88%	20.58%	16.19%

CORE BOND FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.23	$10.87	$10.64	$10.14	$10.38
Investment Activities:
Net investment income	0.42	0.54	0.58	0.57	0.56
Net realized and unrealized gains (losses) from investments	(0.40)	0.36	0.30	0.50	(0.24)
Total from Investment Activities	0.02	0.90	0.88	1.07	0.32
Distributions:
Net investment income	(0.43)	(0.53)	(0.62)	(0.57)	(0.56)
Net realized gains (losses) on investments	–	(0.01)	(0.03)	–	–
Total Distributions	(0.43)	(0.54)	(0.65)	(0.57)	(0.56)
NET ASSET VALUE, END OF PERIOD	$10.82	$11.23	$10.87	$10.64	$10.14
Total Return (Excludes Sales Charge)	0.17%	8.59%	8.33%	10.77%	3.19%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$79,323	$123,308	$63,168	$12,615	$2,118
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to Average net assets	3.69%	4.90%	5.26%	5.64%	5.56%
Ratio of expenses to average net assets*	1.81%	1.82%	1.83%	1.85%	1.82%
Portfolio turnover(A)	19.69%	22.93%	31.88%	20.58%	16.19%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

106

FINANCIAL HIGHLIGHTS

CORE PLUS BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$8.10	$7.81	$7.75	$7.50	$7.68
Investment Activities:
Net investment income	0.36	0.45	0.46	0.46	0.46
Net realized and unrealized gains (losses) from investments	(0.28)	0.30	0.05	0.26	(0.18)
Total from Investment Activities	0.08	0.75	0.51	0.72	0.28
Distributions:
Net investment income	(0.36)	(0.46)	(0.45)	(0.47)	(0.46)
Net realized gains (losses) on investments	–	–	–	–	–
Total Distributions	(0.36)	(0.46)	(0.45)	(0.47)	(0.46)
NET ASSET VALUE, END OF PERIOD	$7.82	$8.10	$7.81	$7.75	$7.50
Total Return (Excludes Sales Charge)	0.98%	9.80%	6.76%	9.87%	3.80%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$58,697	$75,575	$57,173	$59,303	$28,677
Ratio of expenses to average net assets	0.88%	0.89%	0.89%	0.89%	0.88%
Ratio of net investment income to average net assets	4.50%	5.63%	5.86%	6.18%	6.11%
Ratio of expenses to average net assets*	1.15%	1.17%	1.16%	1.16%	1.16%
Portfolio turnover(A)	23.56%	16.42%	22.96%	18.18%	25.10%

CORE PLUS BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$8.14	$7.84	$7.78	$7.53	$7.71
Investment Activities:
Net investment income	0.31	0.40	0.41	0.42	0.41
Net realized and unrealized gains (losses) from investments	(0.28)	0.30	0.05	0.25	(0.18)
Total from Investment Activities	0.03	0.70	0.46	0.67	0.23
Distributions:
Net investment income	(0.31)	(0.40)	(0.40)	(0.42)	(0.41)
Net realized gains (losses) on investments	–	–	–	–	–
Total Distributions	(0.31)	(0.40)	(0.40)	(0.42)	(0.41)
NET ASSET VALUE, END OF PERIOD	$7.86	$8.14	$7.84	$7.78	$7.53
Total Return (Excludes Sales Charge)	0.32%	9.19%	6.06%	9.12%	3.11%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$11,745	$15,226	$13,203	$13,597	$13,036
Ratio of expenses to average net assets	1.53%	1.54%	1.54%	1.54%	1.52%
Ratio of net investment income to average net assets	3.85%	4.99%	5.21%	5.51%	5.42%
Ratio of expenses to average net assets*	1.80%	1.82%	1.81%	1.80%	1.81%
Portfolio turnover(A)	23.56%	16.42%	22.96%	18.18%	25.10%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

107

FINANCIAL HIGHLIGHTS

CORE PLUS BOND FUND CLASS C	YEAR ENDED JUNE 30,				MAY 30, 2000 TO JUNE 30, 2000(A)
	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF PERIOD	$8.14	$7.84	$7.78	$7.54	$7.40
Investment Activities:
Net investment income	0.31	0.40	0.40	0.43	0.04
Net realized and unrealized gains (losses) from investments	(0.28)	0.31	0.07	0.24	0.14
Total from Investment Activities	0.03	0.71	0.47	0.67	0.18
Distributions:
Net investment income	(0.31)	(0.41)	(0.41)	(0.43)	(0.04)
NET ASSET VALUE, END OF PERIOD	$7.86	$8.14	$7.84	$7.78	$7.54
Total Return (Excludes Sales Charge)	0.33%	9.22%	6.10%	9.03%	2.37	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$3,750	$3,521	$1,549	$864	$128
Ratio of expenses to average net assets	1.53%	1.54%	1.54%	1.53%	1.51	%(C)
Ratio of net investment income to average net assets	3.83%	4.89%	5.16%	5.57%	5.90	%(C)
Ratio of expenses to average net assets*	1.80%	1.82%	1.81%	1.81%	1.77	%(C)
Portfolio turnover(D)	23.56%	16.42%	22.96%	18.18%	25.10%

MORTGAGE-BACKED SECURITIES FUND CLASS A	YEAR ENDED JUNE 30,			AUGUST 18, 2000 TO JUNE 30, 2001(A)
	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$10.89	$11.00	$10.47	$10.00
Investment Activities:
Net investment income (loss)	0.42	0.60	0.61	0.59
Net realized and unrealized gains (losses) from investments	(0.08)	(0.04)	0.55	0.47
Total from Investment Activities	0.34	0.56	1.16	1.06
Distributions:
Net investment income	(0.46)	(0.66)	(0.62)	(0.59)
Net realized gains (losses) on investments	–	(0.01)	(0.01)	–
Total Distributions	(0.46)	(0.67)	(0.63)	(0.59)
NET ASSET VALUE, END OF PERIOD	$10.77	$10.89	$11.00	$10.47
Total Return (Excludes Sales Charge)	3.07%	5.17%	11.44%	10.87	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$7,681	$13,783	$1,344	$9
Ratio of expenses to average net Assets	0.65%	0.65%	0.65%	0.63	%(C)
Ratio of net investment income to average net assets	3.84%	4.67%	6.19%	7.39	%(C)
Ratio of expenses to average net assets*	0.89%	0.90%	0.91%	0.83	%(C)
Portfolio turnover(D)	34.76%	35.73%	29.77%	12.71%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

108

FINANCIAL HIGHLIGHTS

GOVERNMENT BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.67	$10.26	$9.93	$9.55	$9.73
Investment Activities:
Net investment income	0.48	0.52	0.55	0.58	0.57
Net realized and unrealized gains (losses) from investments and futures	(0.52)	0.42	0.33	0.38	(0.18)
Total from Investment Activities	(0.04)	0.94	0.88	0.96	0.39
Distributions:
Net investment income	(0.47)	(0.53)	(0.55)	(0.58)	(0.57)
NET ASSET VALUE, END OF PERIOD	$10.16	$10.67	$10.26	$9.93	$9.55
Total Return (Excludes Sales Charge)	(0.40)%	9.29%	9.01%	10.23%	4.17%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$86,614	$152,028	$74,166	$52,782	$43,935
Ratio of expenses to average net assets	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of net investment income to average net assets	4.38%	4.92%	5.37%	5.87%	5.93%
Ratio of expenses to average net assets*	1.04%	1.03%	1.03%	1.02%	1.01%
Portfolio turnover(A)	16.01%	19.29%	23.51%	12.63%	25.30%

GOVERNMENT BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.66	$10.26	$9.93	$9.55	$9.74
Investment Activities:
Net investment income	0.40	0.45	0.47	0.51	0.51
Net realized and unrealized gains (losses) from investments and futures	(0.50)	0.41	0.34	0.38	(0.19)
Total from Investment Activities	(0.10)	0.86	0.81	0.89	0.32
Distributions:
Net investment income	(0.40)	(0.46)	(0.48)	(0.51)	(0.51)
NET ASSET VALUE, END OF PERIOD	$10.16	$10.66	$10.26	$9.93	$9.55
Total Return (Excludes Sales Charge)	(0.97)%	8.64%	8.24%	9.53%	3.39%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$101,634	$155,876	$84,354	$55,569	$43,077
Ratio of expenses to average net assets	1.52%	1.52%	1.52%	1.52%	1.52%
Ratio of net investment income to average net assets	3.74%	4.30%	4.71%	5.21%	5.30%
Ratio of expenses to average net assets*	1.69%	1.68%	1.68%	1.67%	1.66%
Portfolio turnover(A)	16.01%	19.29%	23.51%	12.63%	25.30%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

109

FINANCIAL HIGHLIGHTS

GOVERNMENT BOND FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.65	$10.25	$9.93	$9.55	$9.74
Investment Activities:
Net investment income	0.40	0.45	0.47	0.52	0.51
Net realized and unrealized gains (losses) from investments and futures	(0.50)	0.41	0.34	0.38	(0.19)
Total from Investment Activities	(0.10)	0.86	0.81	0.90	0.32
Distributions:
Net investment income	(0.40)	(0.46)	(0.49)	(0.52)	(0.51)
NET ASSET VALUE, END OF PERIOD	$10.15	$10.65	$10.25	$9.93	$9.55
Total Return (Excludes Sales Charge)	(0.96)%	8.54%	8.26%	9.55%	3.39%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$42,666	$74,937	$31,467	$9,820	$3,130
Ratio of expenses to average net assets	1.52%	1.52%	1.52%	1.52%	1.52%
Ratio of net investment income to average net assets	3.74%	4.28%	4.67%	5.22%	5.36%
Ratio of expenses to average net assets*	1.69%	1.68%	1.67%	1.67%	1.66%
Portfolio turnover(A)	16.01%	19.29%	23.51%	12.63%	25.30%

TREASURY & AGENCY FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.76	$10.33	$10.04	$9.65	$9.81
Investment Activities:
Net investment income	0.35	0.38	0.44	0.55	0.55
Net realized and unrealized gains (losses) from investments	(0.40)	0.43	0.29	0.39	(0.14)
Total from Investment Activities	(0.05)	0.81	0.73	0.94	0.41
Distributions:
Net investment income	(0.35)	(0.38)	(0.44)	(0.55)	(0.55)
Net realized gains	(0.05)	–	–	–	(0.02)
Total Distributions	(0.40)	(0.38)	(0.44)	(0.55)	(0.57)
NET ASSET VALUE, END OF PERIOD	$10.31	$10.76	$10.33	$10.04	$9.65
Total Return (Excludes Sales Charge)	(0.52)%	7.97%	7.39%	9.93%	4.27%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$91,714	$126,395	$124,058	$66,320	$39,655
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.63%
Ratio of net investment income to average net assets	3.30%	3.61%	4.31%	5.49%	5.62%
Ratio of expenses to average net assets*	0.95%	0.95%	0.95%	0.95%	0.99%
Portfolio turnover(A)	22.87%	33.28%	41.45%	48.21%	30.02%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

110

FINANCIAL HIGHLIGHTS

TREASURY & AGENCY FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.75	$10.32	$10.03	$9.64	$9.81
Investment Activities:
Net investment income	0.31	0.33	0.39	0.50	0.50
Net realized and unrealized gains (losses) from investments	(0.41)	0.43	0.29	0.39	(0.15)
Total from Investment Activities	(0.10)	0.76	0.68	0.89	0.35
Distributions:
Net investment income	(0.30)	(0.33)	(0.39)	(0.50)	(0.50)
Net realized gains (losses) on investments	(0.05)	–	–	–	(0.02)
Total Distributions	(0.35)	(0.33)	(0.39)	(0.50)	(0.52)
NET ASSET VALUE, END OF PERIOD	$10.30	$10.75	$10.32	$10.03	$9.64
Total Return (Excludes Sales Charge)	(1.02)%	7.45%	6.89%	9.39%	3.65%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$49,443	$79,108	$65,913	$59,626	$54,322
Ratio of expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.13%
Ratio of net investment income to average net assets	2.80%	3.10%	3.84%	5.02%	5.14%
Ratio of expenses to average net assets*	1.60%	1.60%	1.60%	1.60%	1.64%
Portfolio turnover(A)	22.87%	33.28%	41.45%	48.21%	30.02%

HIGH YIELD BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$7.92	$7.30	$8.19	$8.89	$9.86
Investment Activities:
Net investment income	0.61	0.65	0.70	0.84	0.87
Net realized and unrealized gains (losses) from investments	0.23	0.62	(0.89)	(0.70)	(0.97)
Total from Investment Activities	0.84	1.27	(0.19)	0.14	(0.10)
Distributions:
Net investment income	(0.59)	(0.65)	(0.70)	(0.84)	(0.87)
NET ASSET VALUE, END OF PERIOD	$8.17	$7.92	$7.30	$8.19	$8.89
Total Return (Excludes Sales Charge)	10.96%	18.64%	(2.60)%	1.63%	(1.00)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$75,885	$82,386	$32,756	$16,587	$9,860
Ratio of expenses to average net assets	1.12%	1.14%	1.15%	1.14%	1.13%
Ratio of net investment income to average net assets	7.37%	8.86%	8.91%	9.95%	9.28%
Ratio of expenses to average net assets*	1.33%	1.35%	1.37%	1.36%	1.38%
Portfolio turnover(A)	57.56%	51.75%	34.02%	29.98%	35.14%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

111

FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$7.93	$7.32	$8.21	$8.91	$9.88
Investment Activities:
Net investment income	0.55	0.60	0.65	0.79	0.81
Net realized and unrealized gains (losses) from investments	0.24	0.62	(0.89)	(0.70)	(0.97)
Total from Investment Activities	0.79	1.22	(0.24)	0.09	(0.16)
Distributions:
Net investment income	(0.54)	(0.61)	(0.65)	(0.79)	(0.81)
NET ASSET VALUE, END OF PERIOD	$8.18	$7.93	$7.32	$8.21	$8.91
Total Return (Excludes Sales Charge)	10.23%	17.90%	(3.34)%	1.01%	(1.64)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$39,488	$32,796	$11,572	$8,579	$6,565
Ratio of expenses to average net assets	1.76%	1.79%	1.80%	1.79%	1.77%
Ratio of net investment income to average net assets	6.71%	8.20%	8.32%	9.27%	8.66%
Ratio of expenses to average net assets*	1.98%	2.00%	2.02%	2.01%	2.02%
Portfolio turnover(A)	57.56%	51.75%	34.02%	29.98%	35.14%

HIGH YIELD BOND FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$7.93	$7.32	$8.21	$8.90	$9.87
Investment Activities:
Net investment income	0.55	0.60	0.64	0.79	0.81
Net realized and unrealized gains (losses) from investments	0.25	0.62	(0.88)	(0.69)	(0.97)
Total from Investment Activities	0.80	1.22	(0.24)	0.10	(0.16)
Distributions:
Net investment income	(0.54)	(0.61)	(0.65)	(0.79)	(0.81)
NET ASSET VALUE, END OF PERIOD	$8.19	$7.93	$7.32	$8.21	$8.90
Total Return (Excludes Sales Charge)	10.35%	17.88%	(3.33)%	1.11%	(1.66)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$35,344	$30,857	$12,629	$5,211	$2,121
Ratio of expenses to average net assets	1.76%	1.79%	1.80%	1.79%	1.78%
Ratio of net investment income to average net assets	6.70%	8.23%	8.25%	9.29%	8.82%
Ratio of expenses to average net assets*	1.98%	2.00%	2.02%	2.01%	2.03%
Portfolio turnover(A)	57.56%	51.75%	34.02%	29.98%	35.14%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

112

Appendix A

Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the
Statement of Additional Information.

Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Ultra Short Term Bond Fund	1
JPMorgan Short Duration Bond Fund	2
JPMorgan Intermediate Bond Fund	3
JPMorgan Core Bond Fund	4
JPMorgan Core Plus Bond Fund	5
JPMorgan Government Bond Fund	6
JPMorgan Treasury & Agency Fund	7
JPMorgan High Yield Bond Fund	8
JPMorgan Mortgage-Backed Securities Fund	9

Instrument	Fund Code	Risk Type
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1-9	Prepayment Market Credit Regulatory
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1-5, 8, 9	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1-5, 8, 9	Credit Liquidity Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	1-6, 8, 9	Management Liquidity Credit Market Leverage

113

Instrument	Fund Code	Risk Type
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-5, 8, 9	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-5, 8, 9	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	8	Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1, 3-5, 8, 9	Market Credit
Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	1-5, 8, 9	Market Credit
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-5, 8, 9	Market Liquidity Management
Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short-to long-term final maturities.	1-9	Credit Prepayment Regulatory Market
Foreign Securities: Securities issued by foreign companies, debt securities issued or guaranteed by foreign governments or any of their agencies and instrumentalities, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1-5, 8, 9	Market Political Liquidity Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	1-6, 8, 9	Management Market Liquidity Leverage Credit
Government Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac including funding notes and subordinated benchmark notes.	1-9	Market Credit U.S. Govt. Agency
Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1-6, 8, 9	Market Leverage Credit

114

Instrument	Fund Code	Risk Type
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. The Treasury & Agency Fund and the Government Bond Fund will purchase only shares of investment companies which invest exclusively in U.S. Treasury and other U.S. agency obligations. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser to the extent required by law.	1-9	Market
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (LDCs).	1-5, 8, 9	Credit Political Liquidity Foreign Investment Market
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1-9	Tax Prepayment Market Credit Regulatory
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1-9	Prepayment Market Regulatory
Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1-5, 8, 9	Market Credit Political Tax Regulatory
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Funds may invest in such options, contracts and products.	1-6, 8, 9	Management Credit Market Liquidity
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-5, 7, 8	Credit Foreign Investment

115

Instrument	Fund Code	Risk Type
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	2-5, 8, 9	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	2-5, 8, 9	Liquidity Management Market Regulatory Tax Prepayment
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-9	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-5, 8, 9	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-9	Market Leverage
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	1-9	Credit Market Leverage
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1-5, 8, 9	Credit Liquidity Market
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage-backed obligations. These include IOs and POs.	1-6, 8, 9	Prepayment Market Credit Regulatory

116

Instrument	Fund Code	Risk Type
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	1-9	Market Liquidity Management Credit Foreign Investment
Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	1-6, 8, 9	Management Credit Liquidity Market
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-5, 8, 9	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	1-5, 8, 9	Market
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	1-9	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1-9	Credit Liquidity Market
Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	5, 8	Market Credit
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-9	Market Leverage Liquidity Credit
Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-9	Credit Market Zero Coupon
Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities which convert on a specified date to interest bearing debt securities.	1-9	Credit Market Zero Coupon

117

Investment Risks	Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds.
Certain investments are more susceptible to these risks than others.

•   Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•   Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•   Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•   Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•   Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

118

•   Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•   Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

• Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•   Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•   Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•   Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

•   Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. This risk is similar to Credit Risk which is described above.

119

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•   Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•   Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS as distributor for the JPMorgan Funds does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http:// www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-I22 (2/05)

BOND FUNDS

Prospectus

JPMorgan Income Funds

February 19, 2005
Select Shares

JPMorgan Ultra Short Term Bond Fund
JPMorgan Short Duration Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Government Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan High Yield Bond Fund

For Institutional Clients

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

More About the Funds
Principal Investment Strategies	47
Investment Risks	52
Portfolio Quality	55
Temporary Defensive Positions	56
Portfolio Turnover	57

How to Do Business with the Funds
Purchasing Fund Shares	58
Exchanging Fund Shares	63
Redeeming Fund Shares	64
Shareholder Servicing Fees	67

Shareholder Information
Voting Rights	68
Dividend Policies	68
Tax Treatment of Shareholders	69
Shareholder Statements and Reports	70
Availability of Proxy Voting Record	71
Portfolio Holdings Disclosure	71

Management of the Funds
The Adviser, Administrator and Distributor	72
The Sub-Adviser	72
Advisory Fees	73
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	73
The Fund Managers	74
Fund Manager Compensation and Fund Holdings	74

Legal Proceedings and Additional Fee and Expense Information	75
Financial Highlights	83
Appendix A: Investment Practices	88

JPMORGAN	Ultra Short Term Bond Fund

(formerly One Group® Ultra Short-Term Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in all types of investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), including mortgage-backed securities, asset-backed securities and money market instruments. As part of its main investment strategy, the Fund invests in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction. For more information about the Ultra Short Term Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to

1

FUND SUMMARY	Ultra Short Term Bond Fund

produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

FUND SUMMARY	Ultra Short Term Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	2.30%	4Q2000	Worst Quarter:

3

FUND SUMMARY	Ultra Short Term Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 2/2/93
Select	2/2/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Short 9-12 Month U.S. Treasury Index[1] (no deduction for fees, expenses or taxes)
Lipper Ultra Short Fund Index[2] (no deduction for taxes)				*	*
[1]	The Lehman Brothers Short 9-12 Month U.S. Treasury Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to (but not including) twelve months. It excludes zero coupon strips. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[2]	The Lipper Ultra Short Fund Index is typically comprised of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

4

FUND SUMMARY	Ultra Short Term Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.25%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.16%
Total Annual Fund Operating Expenses	.66%
Fee Waiver and/or Expense Reimbursement[2]	(.21)%
Net Expenses	.45%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .45% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$46	$175	$332	$788
[1] Without contractual fee waivers, 1 Year expenses would be $67.

5

JPMORGAN	Short Duration Bond Fund

(formerly One Group® Short-Term Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) with short to intermediate remaining maturities. These include U.S. government obligations, and mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Short Duration Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

6

FUND SUMMARY	Short Duration Bond Fund

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

7

FUND SUMMARY	Short Duration Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	3.58%	1Q1995	Worst Quarter:

8

FUND SUMMARY	Short Duration Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 9/4/90
Select	9/4/90
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers 1-3 Year Government/Credit Index[1] (no deduction for fees, expenses or taxes)
Lipper Short U.S. Government Fund Index[2] (no deduction for taxes)
[1]	The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index with a broad measure of the performance of short-term government and corporate fixed-rate debt issues. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[2]	The Lipper Short U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

9

FUND SUMMARY	Short Duration Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.25%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.15%
Total Annual Fund Operating Expenses	.65%
Fee Waiver and/or Expense Reimbursement[2]	(.10)%
Net Expenses	.55%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .55% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$56	$191	$345	$794
[1] Without contractual fee waivers, 1 Year expenses would be $66.

10

JPMORGAN	Intermediate Bond Fund

(formerly One Group® Intermediate Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities of all types (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Intermediate Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually,

11

FUND SUMMARY	Intermediate Bond Fund

changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

12

FUND SUMMARY	Intermediate Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to March 22, 1999 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessors.

Best Quarter:	6.10%	2Q1995	Worst Quarter:

13

FUND SUMMARY	Intermediate Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/31/83
Select	6/1/91
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Intermediate Government/Credit Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper Short Intermediate U.S. Government Fund Index[3] (no deduction for taxes)
[1]	The performance information for periods prior to March 22, 1999 reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. The predecessor to the Pegasus Intermediate Bond Fund commenced operations on June 1, 1991 subsequent to the transfer of assets from a common trust fund (inception 12/31/88) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.
[2]	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper Short Intermediate U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

14

FUND SUMMARY	Intermediate Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.16%
Total Annual Fund Operating Expenses	.71%
Fee Waiver and/or Expense Reimbursement[2]	(.13)%
Net Expenses	.58%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .58% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$59	$204	$373	$861
[1] Without contractual fee waivers, 1 Year expenses would be $73.

15

JPMORGAN	Core Bond Fund

(formerly One Group® Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Core Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

16

FUND SUMMARY	Core Bond Fund

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

17

FUND SUMMARY	Core Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund.

Best Quarter:	7.61%	2Q1995	Worst Quarter:

18

FUND SUMMARY	Core Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/31/83
Select	6/1/91
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Aggregate Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper Intermediate U.S. Government Fund Index[3] (no deduction for taxes)					*
[1]	The performance information for periods prior to March 22, 1999 reflects the performance of a common trust fund, the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.
[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper Intermediate U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

19

FUND SUMMARY	Core Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.15%
Total Annual Fund Operating Expenses	.70%
Fee Waiver and/or Expense Reimbursement[2]	(.10)%
Net Expenses	.60%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .60% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$61	$206	$372	$854
[1] Without contractual fee waivers, 1 Year expenses would be $72.

20

JPMORGAN	Core Plus Bond Fund

(formerly One Group® Income Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Investment Advisors). In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e., high yield or junk bonds). The Fund may not invest more than 30% of its total assets in such high yield securities. The Fund also invests in mortgage-backed and asset-backed securities, and certain obligations and securities of foreign issuers. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. Banc One Investment Advisors has retained Banc One High Yield Partners as the sub-adviser with respect to the high yield portion of the Fund. Banc One High Yield Partners focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For more information about the Core Plus Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that Banc One Investment Advisors believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor’s Ratings Service and Ba or lower by Moody’s Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

21

FUND SUMMARY	Core Plus Bond Fund

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

22

FUND SUMMARY	Core Plus Bond Fund

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Portfolio Quality. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund also may invest in securities that are rated below investment grade. These securities are considered to be speculative and may be issued by companies which are highly leveraged, less creditworthy or financially distressed.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

23

FUND SUMMARY	Core Plus Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Multi-Sector Bond Fund and the Pegasus Multi-Sector Bond Fund. The Fund consolidated with the Pegasus Multi-Sector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. Therefore, all performance information for the Fund for periods prior to March 22, 1999 reflects the performance of the Pegasus Multi-Sector Bond Fund and its predecessors.

Best Quarter:	5.88%	2Q1995	Worst Quarter:	-1.63%	1Q1996

24

FUND SUMMARY	Core Plus Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 3/5/93
Select	3/5/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Aggregate Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper Intermediate Investment Grade Fund Index[3] (no deduction for taxes)
[1]	The Fund consolidated with the Pegasus Multi-Sector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. Therefore, performance information for the Fund for periods prior to March 22, 1999 reflects the performance of the Pegasus Multi-Sector Bond Fund.
[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper Intermediate Investment Grade Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

25

FUND SUMMARY	Core Plus Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.14%
Total Annual Fund Operating Expenses	.69%
Fee Waiver and/or Expense Reimbursement[2]	(.02)%
Net Expenses	.67%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .67% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$68	$217	$381	$855
[1] Without contractual fee waivers, 1 Year expenses would be $70.

26

JPMORGAN	Mortgage-Backed Securities Fund

(formerly One Group® Mortgage-Backed Securities Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include mortgage-backed securities issued by U.S. government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), commercial mortgage securities and collateralized mortgage obligations. The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, municipal securities and corporate debt securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction. For more information about the Mortgage-Backed Securities Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If

27

FUND SUMMARY	Mortgage-Backed Securities Fund

rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

28

FUND SUMMARY	Mortgage-Backed Securities Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The Fund commenced operations on August 18, 2000 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	9.05%	2Q1995	Worst Quarter:

29

FUND SUMMARY	Mortgage-Backed Securities Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/31/83
Select	8/18/00
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Mortgage-Backed Securities Index[2] (no deduction for fees, expenses or taxes)
Lipper U.S. Mortgage Fund Index[3] (no deduction for taxes)					*
[1]	The Fund commenced operations on August 18, 2000 subsequent to the transfer of assets from a common trust fund (inception 12/31/83) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds If the common trust fund had been registered, its returns may have been lower.
[2]	The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged market value weighted index of 15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and balloon mortgages with fixed rate coupons. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper U.S. Mortgage Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

30

FUND SUMMARY	Mortgage-Backed Securities Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.35%
Shareholder Service Fee	.25%
Other Expenses[1]	.13%
Total Annual Fund Operating Expenses	.73%
Fee Waiver and/or Expense Reimbursement[2]	(.33)%
Net Expenses	.40%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .40% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$41	$176	$349	$851
[1] Without contractual fee waivers, 1 Year expenses would be $75.

31

JPMORGAN	Government Bond Fund

(formerly One Group® Government Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

What are the Fund’s main investment strategies?

The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (e.g., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction. For more information about the Government Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae,

32

FUND SUMMARY	Government Bond Fund

Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategies, the Fund may invest in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

33

FUND SUMMARY	Government Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	5.70%	2Q1995	Worst Quarter:

34

FUND SUMMARY	Government Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 2/8/93
Select	2/8/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Government Bond Index[1] (no deduction for fees, expenses or taxes)
Lipper General U.S. Government Fund Index[2] (no deduction for taxes)
[1]	The Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued by the U.S. government. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[2]	The Lipper General U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

35

FUND SUMMARY	Government Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.18%
Total Annual Fund Operating Expenses	.73%
Fee Waiver and/or Expense Reimbursement[2]	(.08)%
Net Expenses	.65%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .65% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$66	$219	$392	$893
[1] Without contractual fee waivers, 1 Year expenses would be $75.

36

JPMORGAN	Treasury & Agency Fund

(formerly One Group® Treasury & Agency Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

What are the Fund’s main investment strategies?

The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for individual securities that it believes will perform well over time. The Treasury and Agency Fund spreads its holdings across various security types and concentrates on issues with short or intermediate remaining maturities. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Treasury & Agency Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

For purposes of the Treasury & Agency Fund, a Treasury and Agency Obligation includes U.S. Treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities, bonds, Separately Traded Registered Interest and Principal Securities known as STRIPS and Coupons Under Book Entry Safe Keeping known as CUBES.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

37

FUND SUMMARY	Treasury & Agency Fund

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contract, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

38

FUND SUMMARY	Treasury & Agency Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	5.24%	2Q1995	Worst Quarter:	-1.24%	1Q1996

39

FUND SUMMARY	Treasury & Agency Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 4/30/88
Select	1/20/97
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers 1-5 Year Treasury Index[2] (no deduction for fees, expenses or taxes)
Lehman Brothers Intermediate Treasury Index[3] (no deduction for fees, expenses or taxes)
Lipper Short U.S. Government Fund Index[4] (no deduction for taxes)
[1]	The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund (inception 4/30/88) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
[2]	The Lehman Brothers 1-5 Year Treasury Index is an unmanaged index comprised of U.S. Treasury-issued securities with maturities of one to five years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of U.S. Treasury-issued securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[4]	The Lipper Short U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

40

FUND SUMMARY	Treasury & Agency Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.14%
Total Annual Fund Operating Expenses	.69%
Fee Waiver and/or Expense Reimbursement[2]	(.24)%
Net Expenses	.45%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .45% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$46	$179	$343	$818
[1] Without contractual fee waivers, 1 Year expenses would be $70.

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JPMORGAN	High Yield Bond Fund

(formerly One Group® High Yield Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are the Fund’s main investment strategies?

The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund’s investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund’s sub-advisor, Banc One High Yield Partners, focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund’s investments. For more information about the High Yield Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What is a high yield bond?

A high yield bond or junk bond is a debt security that is rated below investment grade. (Such bonds also include unrated securities that Banc One Investment Advisors or Banc One High Yield Partners believes to be of comparable quality to debt securities that are rated below investment grade.) Such bonds are also called “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor’s Ratings Service and Ba or lower by Moody’s Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

42

FUND SUMMARY	High Yield Bond Fund

MAIN RISKS

High Yield Bond Risk. The Fund’s main investment strategy is to invest in high yield, high risk securities which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies. As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes. The income and market value of the Fund’s securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

43

FUND SUMMARY	High Yield Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	9.59%	2Q2003	Worst Quarter:	-4.24%	3Q2001

44

FUND SUMMARY	High Yield Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 11/13/98
Select	11/13/98
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
CSFB High Yield Index[1] (no deduction for fees, expenses or taxes)
CSFB High Yield Index, Developed Countries Only[2] (no deduction for fees, expenses or taxes)				*
Lehman Brothers High Yield Index[3] (no deduction for sales charges or taxes)
Lipper High Yield Bond Fund Index[4] (no deduction for taxes)
[1]	The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[2]	The Credit Suisse First Boston (CSFB) High Yield Index, Developed Countries Only is an unmanaged index (and a subindex of the CSFB High Yield Index) which contains only the issues of issuers from developed countries, excluding the issues of issuers from developing countries. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lehman Brothers High Yield Index is an unmanaged index comprised of fixed-rate, non-investment grade debt securities that are dollar denominated and non-convertible. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The index for the Fund has changed from the CSFB High Yield Index and the CSFB High Yield Index, Developed Countries Only to the Lehman High Yield Index in order to better represent the investment policies for comparison purposes.
[4]	The Lipper High Yield Bond Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

45

FUND SUMMARY	High Yield Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)	SELECT
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed/exchanged)	2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.65%
Shareholder Servicing Fees	.25%
Other Expenses[1]	.17%
Total Annual Fund Operating Expenses	1.07%
Fee Waiver and/or Expense Reimbursement[2]	(.17)%
Net Expenses	.90%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .90% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$92	$311	$561	$1,278
[1] Without contractual fee waivers, 1 Year expenses would be $109.

46

More About the Funds

Each of the nine Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes nine mutual funds with a variety of investment objectives, including total return, current income and capital appreciation. Banc One Investment Advisors selects securities for the Funds by analyzing both individual securities and different industry sectors. Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Funds attempt to enhance total return by selecting market sectors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Funds are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities and mortgage-backed securities). In addition, the principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that the Funds may also use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN ULTRA SHORT TERM BOND FUND. The Fund invests in all types of debt securities including money market instruments, mortgage-backed securities and asset-backed securities. The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund’s actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

•	Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The Fund will invest in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with

47

periodic interest rate resets (some of which may be subject to repurchase agreements). These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

•	The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

JPMORGAN SHORT DURATION BOND FUND. The Fund invests in all types of debt securities with short to intermediate maturities. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•	Under normal circumstances, the Fund invests at least 80% of its assets in bonds. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	Up to 20% of the Fund’s assets may be invested in preferred stock.

•	The Fund also may purchase taxable or tax-exempt municipal securities.

•	The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

•	The Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments.

JPMORGAN INTERMEDIATE BOND FUND. The Fund invests in debt securities of all types including bonds, notes and U.S government obligations, rated as investment grade at the time of investment (or, if unrated, determined by Banc One Investment Advisors, to be of comparable quality). U.S. government obligations include U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	Up to 20% of the Fund’s assets may be invested in preferred stock.

•	The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

•	The Fund’s average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that average weighted maturity to as little as one year for temporary defensive purposes.

48

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

JPMORGAN CORE BOND FUND. The Fund invests in all types of debt securities rated as investment grade (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), as well as preferred stock and loan participations. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

•	The Fund also may purchase taxable or tax-exempt municipal securities.

•	The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

•	The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its weighted average maturity if deemed appropriate for temporary defensive purposes.

JPMORGAN CORE PLUS BOND FUND. The Fund invests in all types of debt securities rated as investment grade or below investment grade, as well as preferred stock and loan participations.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	The Fund invests at least 70% of its total assets in all types of debt securities rated as investment grade at the time of investment or, if unrated, determined to be of comparable quality by Banc One Investment Advisors. Such securities

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include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•	Up to 30% of the Fund’s total assets may be invested in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade or, if unrated, determined by Banc One High Yield Partners, the Fund’s sub-adviser, to be of comparable quality.

•	The Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category.

•	Up to 25% of the Fund’s net assets may be invested in debt securities issued or guaranteed by foreign governments or their agencies and instrumentalities and debt securities issued by foreign corporations and supranational banks.

•	The Fund also may purchase taxable or tax-exempt municipal securities.

•	The Fund’s average weighted maturity will ordinarily range between five and 20 years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

JPMORGAN MORTGAGE-BACKED SECURITIES FUND. The Fund invests in mortgage-backed securities and other securities representing an interest in or secured by mortgages.

•	Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

•	The Fund will purchase securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. The Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

•	The Fund may purchase taxable or tax-exempt municipal securities.

•	The Fund may invest in debt securities that are rated in the lowest investment grade category.

•	The Fund’s average weighted maturity will normally range between two and ten years although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes.

JPMORGAN GOVERNMENT BOND FUND. The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities or related to securities issued by the U.S. government and its agencies and instrumentalities.

•	Under normal circumstances, the Fund will invest at least 80% of its assets in bonds issued by the U.S. government and its agencies and instrumentalities. If the Fund decides to change this strategy, shareholders will be given 60 days

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advance notice. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

•	The Fund’s average weighted maturity will ordinarily range between three and fifteen years, taking into account expected prepayment of principal on certain investments. However, the Fund’s average weighted remaining maturity may be outside this range if warranted by market conditions.

JPMORGAN TREASURY & AGENCY FUND. The Fund invests in U.S. Treasury and U.S. agency obligations including fixed income securities and mortgage-related securities. Under normal circumstances, the Fund will invest at least 80% of its assets in Treasury & Agency Obligations. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

WHAT IS A TREASURY & AGENCY OBLIGATION?

For purposes of the Treasury & Agency Fund, a Treasury & Agency Obligation includes U.S. Treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities. Separately Traded Registered Interest and Principal Securities known as STRIPS and Coupons Under Book Entry Safekeeping known as CUBES.

•	The Fund also invests in other government-only investment companies, including JPMorgan money market funds. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMs, as well as engage in securities lending.

•	Normally, the Fund’s average weighted maturity will range between two and five years.

JPMORGAN HIGH YIELD BOND FUND. The Fund’s sub-adviser, Banc One High Yield Partners, focuses on value in choosing securities for the Fund by using a “bottom-up” research methodology.

WHAT IS A BOTTOM-UP RESEARCH METHODOLOGY?
When Banc One High Yield Partners uses a bottom-up research methodology, it looks primarily at individual companies against the context of broader market factors.

For each issuer, Banc One High Yield Partners performs an in-depth analysis of the issuer including, business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments which are considered to be the most risky and having regular discussions with senior management of issuers of the Fund’s investments.

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•	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. The Fund may invest up to 100% of the Fund’s total assets in lower rated or unrated securities.

•	Up to 20% of the Fund’s assets may be invested in other securities, including investment grade debt securities.

•	The Fund’s average weighted maturity will ordinarily range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of the Fund’s investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

U.S. GOVERNMENT SECURITIES. U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

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DERIVATIVES. The Funds (other than the Treasury & Agency Fund) may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

LOWER-RATED INVESTMENT GRADE SECURITIES. The Intermediate Bond Fund, the Ultra Short Term Bond Fund, the Short Duration Bond Fund, the Core Bond Fund, the Core Plus Bond Fund, the Mortgage-Backed Securities Fund and the High Yield Bond Fund may purchase debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

HIGH YIELD SECURITIES. The High Yield Bond Fund and, to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are unrated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. You should not invest in the Funds unless you are willing to assume the greater risk associated with high yield securities. These risks include the following:

•	Greater Risk of Loss. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer failed to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of its investments. The Funds also may incur additional expenses in seeking recovery from the issuer.

•	Sensitivity to Interest Rate and Economic Changes. The income and market value of the Funds’ securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Funds’ investments and the Funds’ net asset values may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities significantly increased compared with prior periods.

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•	Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the Funds’ investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the Funds’ investments, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

•	Liquidity. There may be no established secondary or public market for the Funds’ investments. In addition, a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

•	High Yield Bond Market. Economic downturn, continued volatility in the capital markets or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

•	Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, the Funds will not rely solely on ratings issued by established credit rating agencies, but will use such ratings in conjunction with Banc One Investment Advisors’ or Banc One High Yield Partners’ independent and ongoing review of credit quality. (Please see “Description of Ratings” in the Statement of Additional Information.) Because investments in lower rated or unrated securities involve greater investment risk, achievement of the Funds’ investment objectives will be more dependent on Banc One Investment Advisors’ or Banc One High Yield Partners’ credit analysis than would be the case if the Funds were investing in higher rated securities. The Funds may seek to hedge investments through transactions in options, futures contracts and related options. The Funds also may use swap agreements to further manage exposure to lower rated securities.

SMALL-CAPITALIZATION COMPANIES. Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in the value of their securities. This may cause unexpected decreases in the value of your investment in a Fund.

FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates

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between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the Funds that invest in foreign securities is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

PORTFOLIO QUALITY

Various rating organizations (like Standard & Poor’s Ratings Service and Moody’s Investors Service, Inc.) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund and the portion of the Core Plus Bond Fund subadvised by it) will look at a security’s rating at the time of investment. If the securities are unrated, Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund and the portion of the Core Plus Bond Fund subadvised by it) must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Banc One Investment Advisors (or Banc One High Yield Partners) will consider such an event in determining whether the Fund should continue to hold the security.

DEBT SECURITIES

•	The Government Bond Fund and the Treasury & Agency Fund may invest in debt securities rated in any of the three highest investment grade rating categories.

•	The Ultra Short Term Bond Fund, the Intermediate Bond Fund, the Short Duration Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund may invest in debt securities rated in any of the four investment grade rating categories.

•	The Core Plus Bond Fund and the High Yield Bond Fund may purchase securities in ANY rating category, although foreign debt securities denominated in foreign currencies purchased by the Core Plus Bond Fund must be rated in one of the

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four highest investment grade rating categories. Please read “Fund Summaries: Investments, Risk & Performance” and “Investment Risks” for more information about the Core Plus Bond Fund and the High Yield Bond Fund.

PREFERRED STOCK

•	The Short Term Bond Fund, the Core Bond Fund and the Intermediate Bond Fund may only invest in preferred stock rated in any of the four highest rating categories.

•	The Mortgage-Backed Securities Fund may invest only in preferred stock rated in any of the three highest rating categories.

•	The Core Plus Bond Fund and the High Yield Bond Fund may invest in preferred stock in ANY rating category.

MUNICIPAL SECURITIES

•	The Ultra Short Term Bond Fund, the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories.

•	The Mortgage-Backed Securities Fund may only invest in municipal bonds rated in any of the three highest rating categories.

•	The Ultra Short Term Bond Fund, the Intermediate Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. The Short Duration Bond Fund may invest in such securities only if they are rated in the highest rating category.

•	The Core Plus Bond Fund and the High Yield Bond Fund may invest in municipal securities rated in ANY category.

COMMERCIAL PAPER

•	The Intermediate Bond Fund, the Short Duration Bond Fund, the Core Bond Fund, the Ultra Short Term Bond Fund and the Mortgage-Backed Securities Fund may invest in commercial paper rated in the highest or second highest rating category.

•	The High Yield Bond Fund and the Core Plus Bond Fund may invest in commercial paper rated in ANY category.

For more information about ratings, please see “Description of Ratings” in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or

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longer-term investments, produce taxable income, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

•	Directly from the Funds through the Distributor.

Who can buy Select Shares?

Select Shares may be purchased by:

•	Institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase. Accounts may be opened with the Funds’ transfer agent, either directly or through a Financial Intermediary.

•	If you have questions about eligibility, please call 1-800-480-4111.

•	Each Fund may also issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A person who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

When can I buy shares?

•	Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase requests accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•	If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

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•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•	If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While

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the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

•	Shares are sold at net asset value per share (“NAV”).

•	NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s

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valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

•	A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV per share will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

1.	Read the prospectus carefully, and select the fund or funds most appropriate for you.

2.	Decide how much you want to invest.

•	Select Shares are subject to a $1,000,000 minimum investment requirement per Fund. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

•	Select Share accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

•	You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

•	Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

•	For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

3.	When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

•	We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your

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Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

•	Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable redemption fee.

4.	Send the completed Account Application to:

JPMORGAN FUNDS SERVICES

P. O. BOX 8528

BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The specific Fund in which you are investing.

•	If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-SELECT)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

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5.	If you have any questions, contact your Financial Intermediary, if applicable, or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-SELECT)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

What are my exchange privileges?

•	Select Shares of a Fund may be exchanged for Select Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

•	All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

•	Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

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When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET.

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. (See “Do I pay a redemption fee?” below).

Are exchanges taxable?

Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

•	You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No.

•	However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•	Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•	Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

•	A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

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How do I redeem shares?

You may use any of the following methods to redeem your shares:

1.	You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

2.	You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3.	We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4.	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

•	On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

•	Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

What will my shares be worth?

•	If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted minus the amount of any applicable redemption fee.

Do I pay a redemption fee?

•	If you sell your shares of the High Yield Bond Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of a employer-sponsored retirement plan’s entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program;

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provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

•	The redemption fees are paid to the High Yield Bond Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

•	Certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the High Yield Bond Fund will be able to apply the fee to such accounts in an effective manner.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•	Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

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SHAREHOLDER SERVICING FEES

JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain shareholder services and other related services to the Funds. For performing these services, JPMDS as shareholder servicing agent, will receive an annual fee of 0.25% of the average daily net assets of the Select Shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•	Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2.	For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

•	The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. To maintain a relatively even rate of distributions from the Treasury & Agency Fund, the monthly distributions for that Fund may be fixed from time to time at rates consistent with Banc One Investment Advisors’ long-term earnings expectations. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

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TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Zero Coupon Securities

Some of the Funds may acquire certain securities issued with original issue discount (including zero coupon securities). Current federal tax law requires that a holder (such as a Fund) of such a security must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if a Fund receives no payment in cash on the security during the year. As a regulated investment company intending to qualify for special treatment under the

69

Internal Revenue Code of 1986, as amended, a Fund must pay out substantially all of its net investment income each year, including any original issue discount. Accordingly, a Fund may be required to pay out in income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of investments if necessary. If a distribution of cash necessitates the liquidation of investments, Banc One Investment Advisors or the Sub-Adviser will select which securities to sell and a Fund may realize a gain or loss from those sales. In the event a Fund realizes net capital gains from these transactions, you may receive a larger capital gain distribution, if any, than you would in the absence of such transactions.

Taxation of Foreign Investments

The Funds’ investments in foreign securities may be subject to foreign withholding. In that case, the yield on those securities would be reduced. You may, however, be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Funds’ distributions.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a

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residential address, provided they have the same last name or the Funds reasonably believe that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                     . Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $         billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

THE SUB-ADVISER

Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the sub-adviser to the High Yield Bond Fund and the Core Plus Bond Fund. Banc One High Yield Partners was formed in June 1998 to provide investment advisory services related to high-yield, high-risk investments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. As of December 31, 2004, Banc One High Yield Partners managed over $         billion in assets. The Board of Trustees has approved, subject to shareholder approval, an amended and restated sub-advisory contract between Banc One Investment Advisors and Banc One High Yield Partners with respect to the Funds. At a shareholder meeting scheduled to be held on January 20, 2005, shareholders of the High Yield Bond Fund and the Core Plus Bond Fund will be asked to approve the continuation of the sub-advisory agreement in the event that Banc One Investment Advisors acquires the interest of Pacholder Associates, Inc. in the sub-adviser and a change of control results.

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ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Ultra Short Term Bond Fund	.24
JPMorgan Short Duration Bond Fund	.34
JPMorgan Intermediate Bond Fund	.37
JPMorgan Core Bond Fund	.39
JPMorgan Core Plus Bond Fund[1]	.44
JPMorgan Mortgage-Backed Securities Fund	.22
JPMorgan Government Bond Fund	.38
JPMorgan Treasury & Agency Fund	.20
JPMorgan High Yield Bond Fund[1]	.64

[1]	Includes fees paid by Banc One Investment Advisors to Banc One High Yield Partners, the sub-adviser to the High Yield Bond Fund and the Core Plus Bond Fund.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES —REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A. Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’

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Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

THE FUND MANAGERS

The Funds are managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the Funds. Each team member makes recommendations about securities to be purchased and sold in the Funds. The research analysts provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Funds.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program that is tied directly to both short-term and long-term relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/ or its Lipper peer group. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan tied to long-term investment performance that provides up to 100% of the cash incentive award, which vests after three years. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment

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Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties,

76

(iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable.

77

Reduced Rate Funds			NET EXPENSE RATIO		GROSS EXPENSE RATIO

	The table below shows the Reduced Rates for the Select Shares of the Funds offered in this prospectus:

	FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
	JPMorgan Government Bond Fund	Select	0.58%	0.58%	0.66%

Non-Reduced Rate Funds			NET EXPENSE RATIO		GROSS EXPENSE RATIO

	The table below shows the ratios for the Select Shares of the Funds offered in this prospectus not subject to a Reduced Rate.

	FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
	JPMorgan Ultra Short Term Bond Fund	Select	0.45%	0.45%	0.66%
	JPMorgan Short Duration Bond Fund	Select	0.55%	0.55%	0.65%
	JPMorgan Intermediate Bond Fund	Select	0.58%	0.58%	0.71%
	JPMorgan Core Bond Fund	Select	0.60%	0.60%	0.70%
	JPMorgan Core Plus Bond Fund	Select	0.67%	0.67%	0.69%
	JPMorgan Mortgage-Backed Securities Fund	Select	0.40%	0.40%	0.73%
	JPMorgan Treasury & Agency Fund	Select	0.45%	0.45%	0.69%
	JPMorgan High Yield Bond Fund	Select	0.90%	0.90%	1.07%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative

78

impact of the Funds’ fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	If a Reduced Rate applies, it is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

Reduced Rate Funds

JPMORGAN GOVERNMENT BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$59	5.00%	4.42%	4.42%
October 31, 2006	$62	10.25%	9.04%	4.42%
October 31, 2007	$74	15.76%	13.77%	4.34%
October 31, 2008	$77	21.55%	18.71%	4.34%
October 31, 2009	$80	27.63%	23.86%	4.34%
October 31, 2010	$84	34.01%	29.23%	4.34%
October 31, 2011	$87	40.71%	34.84%	4.34%
October 31, 2012	$91	47.75%	40.69%	4.34%
October 31, 2013	$95	55.13%	46.80%	4.34%
October 31, 2014	$99	62.89%	53.17%	4.34%
October 31, 2015	$103	71.03%	59.82%	4.34%

79

Non-Reduced Rate Funds

JPMORGAN ULTRA SHORT TERM BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$46	5.00%	4.55%	4.55%
October 31, 2006	$48	10.25%	9.31%	4.55%
October 31, 2007	$74	15.76%	14.05%	4.34%
October 31, 2008	$77	21.55%	19.00%	4.34%
October 31, 2009	$80	27.63%	24.17%	4.34%
October 31, 2010	$84	34.01%	29.55%	4.34%
October 31, 2011	$87	40.71%	35.18%	4.34%
October 31, 2012	$91	47.75%	41.04%	4.34%
October 31, 2013	$95	55.13%	47.16%	4.34%
October 31, 2014	$99	62.89%	53.55%	4.34%
October 31, 2015	$104	71.03%	60.22%	4.34%

JPMORGAN SHORT DURATION BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$56	5.00%	4.45%	4.45%
October 31, 2006	$59	10.25%	9.10%	4.45%
October 31, 2007	$72	15.76%	13.84%	4.35%
October 31, 2008	$76	21.55%	18.80%	4.35%
October 31, 2009	$79	27.63%	23.96%	4.35%
October 31, 2010	$82	34.01%	29.36%	4.35%
October 31, 2011	$86	40.71%	34.98%	4.35%
October 31, 2012	$90	47.75%	40.85%	4.35%
October 31, 2013	$94	55.13%	46.98%	4.35%
October 31, 2014	$98	62.89%	53.38%	4.35%
October 31, 2015	$102	71.03%	60.05%	4.35%

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JPMORGAN INTERMEDIATE BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$59	5.00%	4.42%	4.42%
October 31, 2006	$62	10.25%	9.04%	4.42%
October 31, 2007	$79	15.76%	13.71%	4.29%
October 31, 2008	$82	21.55%	18.59%	4.29%
October 31, 2009	$86	27.63%	23.68%	4.29%
October 31, 2010	$90	34.01%	28.98%	4.29%
October 31, 2011	$94	40.71%	34.52%	4.29%
October 31, 2012	$98	47.75%	40.29%	4.29%
October 31, 2013	$102	55.13%	46.31%	4.29%
October 31, 2014	$106	62.89%	52.58%	4.29%
October 31, 2015	$111	71.03%	59.13%	4.29%

JPMORGAN CORE BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$61	5.00%	4.40%	4.40%
October 31, 2006	$64	10.25%	8.99%	4.40%
October 31, 2007	$78	15.76%	13.68%	4.30%
October 31, 2008	$81	21.55%	18.57%	4.30%
October 31, 2009	$85	27.63%	23.67%	4.30%
October 31, 2010	$88	34.01%	28.98%	4.30%
October 31, 2011	$92	40.71%	34.53%	4.30%
October 31, 2012	$96	47.75%	40.32%	4.30%
October 31, 2013	$100	55.13%	46.35%	4.30%
October 31, 2014	$105	62.89%	52.64%	4.30%
October 31, 2015	$109	71.03%	59.21%	4.30%

JPMORGAN CORE PLUS BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$68	5.00%	4.33%	4.33%
October 31, 2006	$71	10.25%	8.85%	4.33%
October 31, 2007	$77	15.76%	13.54%	4.31%
October 31, 2008	$80	21.55%	18.43%	4.31%
October 31, 2009	$83	27.63%	23.54%	4.31%
October 31, 2010	$87	34.01%	28.86%	4.31%
October 31, 2011	$91	40.71%	34.42%	4.31%
October 31, 2012	$95	47.75%	40.21%	4.31%
October 31, 2013	$99	55.13%	46.25%	4.31%
October 31, 2014	$103	62.89%	52.55%	4.31%
October 31, 2015	$108	71.03%	59.13%	4.31%

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JPMORGAN MORTGAGE-BACKED SECURITIES FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$41	5.00%	4.60%	4.60%
October 31, 2006	$43	10.25%	9.41%	4.60%
October 31, 2007	$82	15.76%	14.08%	4.27%
October 31, 2008	$85	21.55%	18.95%	4.27%
October 31, 2009	$89	27.63%	24.03%	4.27%
October 31, 2010	$92	34.01%	29.33%	4.27%
October 31, 2011	$96	40.71%	34.85%	4.27%
October 31, 2012	$101	47.75%	40.61%	4.27%
October 31, 2013	$105	55.13%	46.62%	4.27%
October 31, 2014	$109	62.89%	52.88%	4.27%
October 31, 2015	$114	71.03%	59.40%	4.27%

JPMORGAN TREASURY & AGENCY FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$46	5.00%	4.55%	4.55%
October 31, 2006	$48	10.25%	9.31%	4.55%
October 31, 2007	$77	15.76%	14.02%	4.31%
October 31, 2008	$80	21.55%	18.93%	4.31%
October 31, 2009	$84	27.63%	24.06%	4.31%
October 31, 2010	$87	34.01%	29.41%	4.31%
October 31, 2011	$91	40.71%	34.98%	4.31%
October 31, 2012	$95	47.75%	40.80%	4.31%
October 31, 2013	$99	55.13%	46.87%	4.31%
October 31, 2014	$104	62.89%	53.20%	4.31%
October 31, 2015	$108	71.03%	59.80%	4.31%

JPMORGAN HIGH YIELD BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$92	5.00%	4.10%	4.10%
October 31, 2006	$96	10.25%	8.37%	4.10%
October 31, 2007	$118	15.76%	12.63%	3.93%
October 31, 2008	$123	21.55%	17.05%	3.93%
October 31, 2009	$128	27.63%	21.65%	3.93%
October 31, 2010	$133	34.01%	26.43%	3.93%
October 31, 2011	$138	40.71%	31.40%	3.93%
October 31, 2012	$143	47.75%	36.57%	3.93%
October 31, 2013	$149	55.13%	41.93%	3.93%
October 31, 2014	$155	62.89%	47.51%	3.93%
October 31, 2015	$161	71.03%	53.31%	3.93%

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Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

ULTRA SHORT TERM BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$9.97	$9.95	$9.86	$9.73	$9.77
Investment Activities:
Net investment income	0.23	0.27	0.40	0.62	0.58
Net realized and unrealized gains (losses) from investments and futures	(0.06)	0.04	0.10	0.13	(0.04)
Total from Investment Activities	0.17	0.31	0.50	0.75	0.54
Distributions:
Net investment income	(0.26)	(0.29)	(0.41)	(0.62)	(0.58)
NET ASSET VALUE, END OF PERIOD	$9.88	$9.97	$9.95	$9.86	$9.73
Total Return	1.69%	3.12%	5.15%	7.94%	5.66%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,144,000	$1,127,169	$581,377	$299,209	$261,592
Ratio of expenses to average net assets	0.45%	0.45%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.22%	2.61%	3.94%	6.27%	5.93%
Ratio of expenses to average net assets*	0.77%	0.77%	0.77%	0.74%	0.77%
Portfolio turnover(A)	46.21%	35.80%	38.72%	37.62%	32.68%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

83

SHORT DURATION BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.87	$10.73	$10.57	$10.29	$10.40
Investment Activities:
Net investment income	0.30	0.39	0.51	0.60	0.59
Net realized and unrealized gains (losses) from investments	(0.23)	0.17	0.18	0.28	(0.11)
Total from Investment Activities	0.07	0.56	0.69	0.88	0.48
Distributions:
Net investment income	(0.31)	(0.42)	(0.53)	(0.60)	(0.59)
NET ASSET VALUE, END OF PERIOD	$10.63	$10.87	$10.73	$10.57	$10.29
Total Return	0.67%	5.28%	6.67%	8.77%	4.81%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,045,405	$923,772	$810,740	$670,111	$726,539
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.54%	0.53%
Ratio of net investment income to average net assets	2.75%	3.60%	4.87%	5.79%	5.77%
Ratio of expenses to average net assets*	0.81%	0.81%	0.81%	0.81%	0.81%
Portfolio turnover(A)	53.72%	27.23%	49.58%	46.42%	25.93%

INTERMEDIATE BOND FUND SELECT	YEAR ENDED JUNE, 30
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.01	$10.70	$10.50	$10.07	$10.28
Investment Activities:
Net investment income	0.49	0.59	0.65	0.63	0.62
Net realized and unrealized gains (losses) from investments	(0.37)	0.33	0.21	0.43	(0.21)
Total from Investment Activities	0.12	0.92	0.86	1.06	0.41
Distributions:
Net investment income	(0.51)	(0.61)	(0.66)	(0.63)	(0.62)
NET ASSET VALUE, END OF PERIOD	$10.62	$11.01	$10.70	$10.50	$10.07
Total Return	1.11%	8.79%	8.37%	10.76%	4.12%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,525,275	$1,362,926	$1,183,685	$1,129,645	$1,179,116
Ratio of expenses to average net assets	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of net investment income to average net assets	4.51%	5.51%	6.13%	6.05%	6.10%
Ratio of expenses to average net assets*	0.82%	0.82%	0.82%	0.80%	0.81%
Portfolio turnover(A)	17.46%	24.13%	33.02%	22.58%	6.08%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

84

CORE BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.18	$10.82	$10.59	$10.08	$10.34
Investment Activities:
Net investment income	0.50	0.64	0.69	0.67	0.65
Net realized and unrealized gains (losses) from investments	(0.38)	0.36	0.28	0.50	(0.26)
Total from Investment Activities	0.12	1.00	0.97	1.17	0.39
Distributions:
Net investment income	(0.53)	(0.63)	(0.71)	(0.66)	(0.65)
Net realized gains (losses) on investments	–	(0.01)	(0.03)	–	–
Total Distributions	(0.53)	(0.64)	(0.74)	(0.66)	(0.65)
NET ASSET VALUE, END OF PERIOD	$10.77	$11.18	$10.82	$10.59	$10.08
Total Return	1.13%	9.51%	9.39%	11.85%	3.94%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$4,902,736	$4,365,709	$2,874,707	$2,093,516	$1,687,041
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.60%	5.80%	6.35%	6.40%	6.44%
Ratio of expenses to average net assets*	0.81%	0.82%	0.83%	0.83%	0.83%
Portfolio turnover(A)	19.69%	22.93%	31.88%	20.58%	16.19%

CORE PLUS BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$8.10	$7.81	$7.75	$7.51	$7.68
Investment Activities:
Net investment income	0.38	0.48	0.48	0.49	0.48
Net realized and unrealized gains (losses) from investments	(0.28)	0.29	0.06	0.24	(0.17)
Total from Investment Activities	0.10	0.77	0.54	0.73	0.31
Distributions:
Net investment income	(0.38)	(0.48)	(0.48)	(0.49)	(0.48)
NET ASSET VALUE, END OF PERIOD	$7.82	$8.10	$7.81	$7.75	$7.51
Total Return	1.22%	10.10%	7.08%	10.00%	4.19%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,306,778	$1,276,529	$1,312,171	$1,336,566	$1,317,128
Ratio of expenses to average net assets	0.63%	0.64%	0.64%	0.64%	0.62%
Ratio of net investment income to average net assets	4.73%	5.91%	6.09%	6.41%	6.35%
Ratio of expenses to average net assets*	0.80%	0.82%	0.81%	0.81%	0.81%
Portfolio turnover(A)	23.56%	16.42%	22.96%	18.18%	25.10%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

85

MORTGAGE-BACKED SECURITIES FUND SELECT	YEAR ENDED JUNE 30,			AUGUST 18, 2000 TO JUNE 30, 2001(A)
	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$10.75	$10.89	$10.47	$10.00
Investment Activities:
Net investment income	0.45	0.62	0.76	0.63
Net realized and unrealized gains (losses) from investments	(0.10)	(0.06)	0.43	0.46
Total from Investment Activities	0.35	0.56	1.19	1.09
Distributions:
Net investment income	(0.49)	(0.69)	(0.76)	(0.62)
Net realized gains (losses) on investments	–	(0.01)	(0.01)	–
Total Distributions	(0.49)	(0.70)	(0.77)	(0.62)
NET ASSET VALUE, END OF PERIOD	$10.61	$10.75	$10.89	$10.47
Total Return	3.30%	5.30%	11.71%	11.12	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,530,225	$1,137,661	$613,936	$357,777
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40	%(C)
Ratio of net investment income to average net assets	4.12%	5.56%	7.28%	7.14	%(C)
Ratio of expenses to average net assets*	0.54%	0.55%	0.57%	0.58	%(C)
Portfolio turnover(D)	34.76%	35.73%	29.77%	12.71%

GOVERNMENT BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.66	$10.25	$9.93	$9.54	$9.73
Investment Activities:
Net investment income	0.48	0.56	0.58	0.60	0.59
Net realized and unrealized gains (losses) from investments and futures	(0.50)	0.40	0.32	0.39	(0.19)
Total from Investment Activities	(0.02)	0.96	0.90	0.99	0.40
Distributions:
Net investment income	(0.49)	(0.55)	(0.58)	(0.60)	(0.59)
NET ASSET VALUE, END OF PERIOD	$10.15	$10.66	$10.25	$9.93	$9.54
Total Return	(0.16)%	9.58%	9.22%	10.62%	4.33%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$758,403	$727,267	$785,343	$812,766	$866,755
Ratio of expenses to average net assets	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	4.65%	5.25%	5.63%	6.12%	6.21%
Ratio of expenses to average net assets*	0.69%	0.68%	0.68%	0.67%	0.66%
Portfolio turnover(D)	16.01%	19.29%	23.51%	12.63%	25.30%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

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TREASURY & AGENCY FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.75	$10.32	$10.03	$9.64	$9.81
Investment Activities:
Net investment income	0.37	0.41	0.47	0.58	0.57
Net realized and unrealized gains (losses) from investments	(0.39)	0.43	0.29	0.38	(0.15)
Total from Investment Activities	(0.02)	0.84	0.76	0.96	0.42
Distributions:
Net investment income	(0.38)	(0.41)	(0.47)	(0.57)	(0.57)
Net realized gains (losses) on investments	(0.05)	–	–	–	(0.02)
Total Distributions	(0.43)	(0.41)	(0.47)	(0.57)	(0.59)
NET ASSET VALUE, END OF PERIOD	$10.30	$10.75	$10.32	$10.03	$9.64
Total Return	(0.23)%	8.28%	7.69%	10.22%	4.42%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$49,053	$51,797	$54,819	$51,371	$65,437
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.38%
Ratio of net investment income to average net assets	3.55%	3.86%	4.59%	5.79%	5.89%
Ratio of expenses to average net assets*	0.60%	0.60%	0.60%	0.60%	0.63%
Portfolio turnover(A)	22.87%	33.28%	41.45%	48.21%	30.02%

HIGH YIELD BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$7.93	$7.31	$8.20	$8.90	$9.87
Investment Activities:
Net investment income	0.61	0.67	0.72	0.86	0.89
Net realized and unrealized gains (losses) from investments	0.25	0.62	(0.89)	(0.70)	(0.97)
Total from Investment Activities	0.86	1.29	(0.17)	0.16	(0.08)
Distributions:
Net investment income	(0.61)	(0.67)	(0.72)	(0.86)	(0.89)
NET ASSET VALUE, END OF PERIOD	$8.18	$7.93	$7.31	$8.20	$8.90
Total Return	11.22%	18.90%	(2.34)%	1.89%	(0.75)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,043,708	$715,924	$468,111	$349,396	$218,780
Ratio of expenses to average net assets	0.86%	0.89%	0.90%	0.89%	0.88%
Ratio of net investment income to average net assets	7.59%	9.23%	9.21%	10.18%	9.63%
Ratio of expenses to average net assets*	0.98%	1.00%	1.02%	1.01%	1.03%
Portfolio turnover(A)	57.56%	51.75%	34.02%	29.98%	35.14%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

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Appendix A

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Ultra Short Term Bond Fund	1
JPMorgan Short Duration Bond Fund	2
JPMorgan Intermediate Bond Fund	3
JPMorgan Core Bond Fund	4
JPMorgan Core Plus Bond Fund	5
JPMorgan Government Bond Fund	6
JPMorgan Treasury & Agency Fund	7
JPMorgan High Yield Bond Fund	8
JPMorgan Mortgage-Backed Securities Fund	9

Instrument	Fund Code	Risk Type

Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1-9	Prepayment Market Credit Regulatory
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1-5, 8, 9	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1-5, 8, 9	Credit Liquidity Market

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Instrument	Fund Code	Risk Type

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	1-6, 8, 9	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-5, 8, 9	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-5, 8, 9	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	8	Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1, 3-5, 8, 9	Market Credit
Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	1-5, 8, 9	Market Credit
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-5, 8, 9	Market Liquidity Management
Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short to long term final maturities.	1-9	Credit Prepayment Regulatory Market
Foreign Securities: Securities issued by foreign companies, debt securities issued or guaranteed by foreign governments or any of their agencies and instrumentalities, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1-5, 8, 9	Market Political Liquidity Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	1-6, 8, 9	Management Market Credit Liquidity Leverage

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Instrument	Fund Code	Risk Type

Government Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac including funding notes and subordinated benchmark notes.	1-9	Market Credit U.S. Govt. Agency
Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1-6, 8, 9	Market Leverage Credit
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. The Treasury & Agency Fund and the Government Bond Fund will purchase only shares of investment companies which invest exclusively in U.S. Treasury and other U.S. agency obligations. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser to the extent required by law.	1-9	Market
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (LDCs).	1-5, 8, 9	Credit Political Liquidity Foreign Investment Market Tax
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1-9	Prepayment Market Credit Regulatory
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1-9	Prepayment Market Regulatory

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Instrument	Fund Code	Risk Type

Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1-5, 8, 9	Market Credit Political Tax Regulatory
New Financial Products: New options and futures contracts, and other financial products continue to be developed and the Funds may invest in such options, contracts and products.	1-6, 8, 9	Management Credit Market Liquidity
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-5, 7, 8	Credit Foreign Investment
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	2-5, 8, 9	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	2-5, 8, 9	Liquidity Management Market Regulatory Tax Prepayment
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-9	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-5, 8, 9	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-9	Market Leverage

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Instrument	Fund Code	Risk Type

Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities and/or letters of credit as collateral.	1-9	Credit Market Leverage
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1-5, 8, 9	Credit Liquidity Market
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage backed obligations. These include IOs and POs.	1-6, 8, 9	Prepayment Market Credit Regulatory
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	1-9	Market Liquidity Management Credit Foreign Investment
Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	1-6, 8, 9	Management Credit Liquidity Market
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-5, 8, 9	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	1-5, 8, 9	Market
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	1-9	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1-9	Credit Liquidity Market

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Instrument	Fund Code	Risk Type

Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	5, 8	Market Credit
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-9	Market Leverage Liquidity Credit
Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-9	Credit Market Zero Coupon
Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities which convert on a specified date to interest bearing debt securities.	1-9	Credit Market Zero Coupon

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INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an

94

investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates.

For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

•	Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. This risk is similar to Credit Risk which is described above.

95

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•	Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

•	Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•	Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, on our website, or through other means;

•	Information we receive from you through transactions, correspondence and other communications with us; and

•	Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for the JPMorgan Funds does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you. We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy

is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111 or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-I-122 (2/05)

BOND FUNDS

Prospectus

JPMorgan Income Funds

February 19, 2005

Ultra Class Shares

JPMorgan Ultra Short Term Bond Fund

JPMorgan Short Duration Bond Fund

JPMorgan Intermediate Bond Fund

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Bond Fund

For Institutional Investors

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Ultra Short Term Bond Fund

(formerly One Group® Ultra Short-Term Bond Fund)

What is the goal of the Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in all types of investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), including mortgage-backed securities, asset-backed securities and money market instruments. As part of its main investment strategy, the Fund invests in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction. For more information about the Ultra Short Term Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by

1

FUND SUMMARY

Ultra Short Term Bond Fund

Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

FUND SUMMARY

Ultra Short Term Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	2.30%	4Q2000	Worst Quarter:

3

FUND SUMMARY

Ultra Short Term Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 2/2/93
Select	2/2/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Short 9-12 Month U.S. Treasury Index[2] (no deduction for fees, expenses or taxes)
Lipper Ultra Short Fund Index[3] (no deduction for taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

[2]	The Lehman Brothers Short 9-12 Month U.S. Treasury Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to (but not including) twelve months. It excludes zero coupon strips. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

[3]	The Lipper Ultra Short Fund Index is typically comprised of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

4

FUND SUMMARY

Ultra Short Term Bond Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.25%
Other Expenses[1]	.16%
Total Annual Fund Operating Expenses[2]	.41%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .44% of the average daily net assets of the Ultra Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$ 42	$132	$230	$518

5

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Short Duration Bond Fund

(formerly One Group® Short-Term Bond Fund)

What is the goal of the Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) with short to intermediate remaining maturities. These include U.S. government obligations, and mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Short Duration Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by

6

FUND SUMMARY

Short Duration Bond Fund

Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

7

FUND SUMMARY

Short Duration Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	3.58%	1Q1995	Worst Quarter:

8

FUND SUMMARY

Short Duration Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 9/4/90
Select	9/4/90
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers 1-3 Year Government/ Credit Index[2] (no deduction for fees, expenses or taxes)
Lipper Short U.S. Government Fund Index[3] (no deduction for taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

[2]	The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index with a broad measure of the performance of short-term government and corporate fixed-rate debt issues. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

[3]	The Lipper Short U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

9

FUND SUMMARY

Short Duration Bond Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.25%
Other Expenses[1]	.15%
Total Annual Fund Operating Expenses[2]	.40%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .44% of the average daily net assets of the Ultra Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$ 41	$128	$224	$505

10

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Intermediate Bond Fund

(formerly One Group® Intermediate Bond Fund)

What is the goal of the Fund?

The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities of all types (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Intermediate Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

11

FUND SUMMARY

Intermediate Bond Fund

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

12

FUND SUMMARY

Intermediate Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to March 22, 1999 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessors.

Best Quarter:	6.10%	2Q1995	Worst Quarter:

13

FUND SUMMARY

Intermediate Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 12/31/83
Select	6/1/91
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Intermediate Government/ Credit Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper Short Intermediate U.S. Government Fund Index[3] (no deduction for taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses. The performance information for periods prior to March 22, 1999 reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. The predecessor to the Pegasus Intermediate Bond Fund commenced operations on June 1, 1991 subsequent to the transfer of assets from a common trust fund (inception 12/31/88) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

[2]	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

[3]	The Lipper Short Intermediate U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

14

FUND SUMMARY

Intermediate Bond Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.30%
Other Expenses[1]	.16%
Total Annual Fund Operating Expenses[2]	.46%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .48% of the average daily net assets of the Ultra Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$ 47	$148	$258	$579

15

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Core Bond Fund

(formerly One Group® Bond Fund)

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Core Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

16

FUND SUMMARY

Core Bond Fund

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

17

FUND SUMMARY

Core Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund.

Best Quarter:	7.61%	2Q1995	Worst Quarter:

18

FUND SUMMARY

Core Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 12/31/83
Select	6/1/91
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Aggregate Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper Intermediate U.S. Government Fund Index[3] (no deduction for taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses. The performance information for periods prior to March 22, 1999 reflects the performance of a common trust fund, the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

[3]	The Lipper Intermediate U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

19

FUND SUMMARY

Core Bond Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.30%
Other Expenses[1]	.15%
Total Annual Fund Operating Expenses[2]	.45%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .48% of the average daily net assets of the Ultra Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$ 46	$144	$252	$567

20

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Core Plus Bond Fund

(formerly One Group® Income Bond Fund)

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Investment Advisors). In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e., high yield or junk bonds). The Fund may not invest more than 30% of its total assets in such high yield securities. The Fund also invests in mortgage-backed and asset-backed securities, and certain obligations and securities of foreign issuers. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. Banc One Investment Advisors has retained Banc One High Yield Partners as the sub-adviser with respect to the high yield portion of the Fund. Banc One High Yield Partners focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For more information about the Core Plus Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that Banc One Investment Advisors believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor’s Ratings Service and Ba or lower by Moody’s Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

21

FUND SUMMARY

Core Plus Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Portfolio Quality. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund also may invest in securities that are rated below investment grade. These securities are considered to be speculative and may be issued by companies which are highly leveraged, less creditworthy or financially distressed.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

22

FUND SUMMARY

Core Plus Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Multi-Sector Bond Fund and the Pegasus Multi-Sector Bond Fund. The Fund consolidated with the Pegasus Multi-Sector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. Therefore, all performance information for the Fund for periods prior to March 22, 1999 reflects the performance of the Pegasus Multi-Sector Bond Fund.

Best Quarter:	5.88%	2Q1995	Worst Quarter:	-1.63%	1Q1996

23

FUND SUMMARY

Core Plus Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 3/5/93
Select	3/5/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Aggregate Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper Intermediate Investment Grade Fund Index[3] (no deduction for taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses. The Fund consolidated with the Pegasus Multi-Sector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. Therefore, performance information for the Fund for periods prior to March 22, 1999 reflects the performance of the Pegasus Multi-Sector Bond Fund.

[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

[3]	The Lipper Intermediate Investment Grade Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

24

FUND SUMMARY

Core Plus Bond Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.30%
Other Expenses[1]	.14%
Total Annual Fund Operating Expenses[2]	.44%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .45% of the average daily net assets of the Ultra Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$ 45	$ 141	$ 246	$ 555

25

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Mortgage-Backed Securities Fund

(formerly One Group® Mortgaged-Backed Securities Fund)

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include mortgage-backed securities issued by U.S. government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), commercial mortgage securities and collateralized mortgage obligations. The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, municipal securities and corporate debt securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction. For more information about the Mortgage-Backed Securities Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

26

FUND SUMMARY

Mortgage-Backed Securities Fund

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

27

FUND SUMMARY

Mortgage-Backed Securities Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The Fund commenced operations on August 18, 2000 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	9.05%	2Q1995	Worst Quarter:

28

FUND SUMMARY

Mortgage-Backed Securities Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 12/31/83
Select Class	8/18/00
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Mortgage-Backed Securities Index[2] (no deduction for fees, expenses or taxes)
Lipper U.S. Mortgage Fund Index[3] (no deduction for taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses. The Fund commenced operations on August 18, 2000 subsequent to the transfer of assets from a common trust fund (inception 12/31/83) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds If the common trust fund had been registered, its returns may have been lower.

[2]	The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged market value weighted index of 15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and balloon mortgages with fixed rate coupons. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

[3]	The Lipper U.S. Mortgage Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

29

FUND SUMMARY

Mortgage-Backed Securities Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.35%
Other Expenses[1]	.13%
Total Annual Fund Operating Expenses	.48%
Fee Waiver and/or Expense Reimbursement[2]	(.23)%
Net Expenses	.25%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .25% of the average daily net assets of the Ultra Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 Year[1]	3 Years	5 Years	10 Years
$ 26	$114	$228	$564

[1]	Without contractual fee waivers, 1 Year expenses would be $49.

30

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Government Bond Fund

(formerly One Group® Government Bond Fund)

What is the goal of the Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

What are the Fund’s main investment strategies?

The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (e.g., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction. For more information about the Government Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

31

FUND SUMMARY

Government Bond Fund

Prepayment and Call Risk. As part of its main investment strategies, the Fund may invest in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

32

FUND SUMMARY

Government Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	5.70%	2Q1995	Worst Quarter:

33

FUND SUMMARY

Government Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 2/8/93
Select	2/8/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Government Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper General U.S. Government Fund Index[3] (no deduction for taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

[2]	The Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued by the U.S. government. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

[3]	The Lipper General U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

34

FUND SUMMARY

Government Bond Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.30%
Other Expenses[1]	.18%
Total Annual Fund Operating Expenses[2]	.48%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .50% of the average daily net assets of the Ultra Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$ 49	$ 154	$ 269	$ 604

35

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

High Yield Bond Fund

(formerly One Group® High Yield Bond Fund)

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are the Fund’s main investment strategies?

The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund’s investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund’s sub-adviser, Banc One High Yield Partners, focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund’s investments. For more information about the High Yield Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What is a high yield bond?

A high yield bond or junk bond is a debt security that is rated below investment grade. (Such bonds also include unrated securities that Banc One Investment Advisors or Banc One High Yield Partners believes to be of comparable quality to debt securities that are rated below investment grade.) Such bonds are also called “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor’s Ratings Service and Ba or lower by Moody’s Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

High Yield Bond Risk. The Fund’s main investment strategy is to invest in high yield, high risk securities which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

36

FUND SUMMARY

High Yield Bond Fund

Smaller Companies. As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes. The income and market value of the Fund’s securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

37

FUND SUMMARY

High Yield Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1— Select Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The performance shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	9.59%	2Q2003	Worst Quarter:	-4.24%	3Q2001

38

FUND SUMMARY

High Yield Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	Performance Since 11/13/98
Select	11/13/98
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
CSFB High Yield Index[2] (no deduction for fees, expenses or taxes)
CSFB High Yield Index, Developed Countries Only[3] (no deduction for fees, expenses or taxes)
Lehman Brothers High Yield Index[4] (no deduction for fees, expenses or taxes)
Lipper High Yield Bond Fund Index[5] (no deduction for taxes)

[1]	As of the date of this prospectus, the Ultra Class Shares had not commenced operations. The average annual total returns shown are those of the Select Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Select Shares of the Fund are not offered in this prospectus. Ultra Class and Select Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

[2]	The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

[3]	The Credit Suisse First Boston (CSFB) High Yield Index, Developed Countries Only is an unmanaged index (and a subindex of the CSFB High Yield Index) which contains only the issues of issuers from developed countries, excluding the issues of issuers from developing countries. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

[4]	The Lehman Brothers High Yield Index is an unmanaged index comprised of fixed-rate, non-investment grade debt securities that are dollar denominated and non-convertible. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The index for the Fund has changed from the CSFB High Yield Index and the CSFB High Yield Index, Developed Countries Only to the Lehman Brothers High Yield Index in order to better represent the investment policies for comparison purposes.

[5]	The Lipper High Yield Bond Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

39

FUND SUMMARY

High Yield Bond Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)	Ultra Class
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed/exchanged)	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Ultra Class
Investment Advisory Fees	.65%
Other Expenses[1]	.17%
Total Annual Fund Operating Expenses	.82%
Waiver/Reimbursement[2]	(.01)%
Net Expenses	.81%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .81% of the average daily net assets of the Ultra Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided for the first year is based upon the Net Expenses shown in the fee and expense table. Subsequent periods are based on Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

1 Year[1]	3 Years	5 Years	10 Years
$ 83	$ 260	$ 453	$ 1,012

1 Without contractual fee waivers, 1 year expenses would be $84.

40

More About the Funds

Each of the eight Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes eight mutual funds with a variety of investment objectives, including total return, current income and capital appreciation. Banc One Investment Advisors selects securities for the Funds by analyzing both individual securities and different industry sectors. Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Funds attempt to enhance total return by selecting market sectors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Funds are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities and mortgage-backed securities). In addition, the principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that the Funds may also use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN ULTRA SHORT TERM BOND FUND. The Fund invests in all types of debt securities including money market instruments, mortgage-backed securities and asset-backed securities. The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund’s actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

•	Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The Fund will invest in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets (some of which may be subject to repurchase agreements). These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

•	The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

JPMORGAN SHORT DURATION BOND FUND. The Fund invests in all types of debt securities with short to intermediate maturities. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

41

•	Under normal circumstances, the Fund invests at least 80% of its assets in bonds. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	Up to 20% of the Fund’s assets may be invested in preferred stock.

•	The Fund also may purchase taxable or tax-exempt municipal securities.

•	The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

•	The Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments.

JPMORGAN INTERMEDIATE BOND FUND. The Fund invests in debt securities of all types including bonds, notes and U.S government obligations, rated as investment grade at the time of investment (or, if unrated, determined by Banc One Investment Advisors, to be of comparable quality). U.S. government obligations include U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	Up to 20% of the Fund’s assets may be invested in preferred stock.

•	The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

•	The Fund’s average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that average weighted maturity to as little as one year for temporary defensive purposes.

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

JPMORGAN CORE BOND FUND. The Fund invests in all types of debt securities rated as investment grade (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), as well as preferred stock and loan participations. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

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•	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

•	The Fund also may purchase taxable or tax-exempt municipal securities.

•	The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

•	The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its weighted average maturity if deemed appropriate for temporary defensive purposes.

JPMORGAN CORE PLUS BOND FUND. The Fund invests in all types of debt securities rated as investment grade or below investment grade, as well as preferred stock and loan participations.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	The Fund invests at least 70% of its total assets in all types of debt securities rated as investment grade at the time of investment or, if unrated, determined to be of comparable quality by Banc One Investment Advisors. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•	Up to 30% of the Fund’s total assets may be invested in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade or, if unrated, determined by Banc One High Yield Partners, the Fund’s sub-adviser, to be of comparable quality.

•	The Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category.

•	Up to 25% of the Fund’s net assets may be invested in debt securities issued or guaranteed by foreign governments or their agencies and instrumentalities and debt securities issued by foreign corporations and supranational banks.

•	The Fund also may purchase taxable or tax-exempt municipal securities.

•	The Fund’s average weighted maturity will ordinarily range between five and 20 years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

JPMORGAN MORTGAGE-BACKED SECURITIES FUND. The Fund invests in mortgage-backed securities and other securities representing an interest in or secured by mortgages.

•	Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

•	The Fund will purchase securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. The Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

43

•	The Fund may purchase taxable or tax-exempt municipal securities.

•	The Fund may invest in debt securities that are rated in the lowest investment grade category.

•	The Fund’s average weighted maturity will normally range between two and ten years although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes.

JPMORGAN GOVERNMENT BOND FUND. The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities or related to securities issued by the U.S. government and its agencies and instrumentalities.

•	Under normal circumstances, the Fund will invest at least 80% of its assets in bonds issued by the U.S. government and its agencies and instrumentalities. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

•	The Fund’s average weighted maturity will ordinarily range between three and fifteen years, taking into account expected prepayment of principal on certain investments. However, the Fund’s average weighted remaining maturity may be outside this range if warranted by market conditions.

JPMORGAN HIGH YIELD BOND FUND. The Fund’s sub-adviser, Banc One High Yield Partners, focuses on value in choosing securities for the Fund by using a “bottom-up” research methodology.

WHAT IS A BOTTOM-UP RESEARCH METHODOLOGY?
When Banc One High Yield Partners uses a bottom-up research methodology, it looks primarily at individual companies against the context of broader market factors.

For each issuer, Banc One High Yield Partners performs an in-depth analysis of the issuer including, business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments which are considered to be the most risky and having regular discussions with senior management of issuers of the Fund’s investments.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. The Fund may invest up to 100% of the Fund’s total assets in lower rated or unrated securities.

•	Up to 20% of the Fund’s assets may be invested in other securities, including investment grade debt securities.

•	The Fund’s average weighted maturity will ordinarily range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

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INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of the Fund’s investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

U.S. GOVERNMENT SECURITIES. U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

DERIVATIVES. The Funds may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

LOWER-RATED INVESTMENT GRADE SECURITIES. The Intermediate Bond Fund, the Ultra Short Term Bond Fund, the Short Duration Bond Fund, the Core Bond Fund, the Core Plus Bond Fund, the Mortgage-Backed Securities Fund and the High Yield Bond Fund may purchase debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

HIGH YIELD SECURITIES. The High Yield Bond Fund and, to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are unrated or rated below investment grade (commonly known as junk bonds). These securities are considered to be high risk investments. You should not invest in the Funds unless you are willing to assume the greater risk associated with high yield securities. These risks include the following:

•	Greater Risk of Loss. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse

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industry developments. If an issuer failed to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of its investments. The Funds also may incur additional expenses in seeking recovery from the issuer.

•	Sensitivity to Interest Rate and Economic Changes. The income and market value of the Funds’ securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Funds’ investments and the Funds’ net asset values may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities significantly increased compared with prior periods.

•	Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the Funds’ investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the Funds’ investments, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

•	Liquidity. There may be no established secondary or public market for the Funds’ investments. In addition, a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

•	High Yield Bond Market. Economic downturn, continued volatility in the capital markets or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

•	Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, the Funds will not rely solely on ratings issued by established credit rating agencies, but will use such ratings in conjunction with Banc One Investment Advisors’ or Banc One High Yield Partners’ independent and ongoing review of credit quality. (Please see “Description of Ratings” in the Statement of Additional Information.) Because investments in lower rated or unrated securities involve greater investment risk, achievement of the Funds’ investment objectives will be more dependent on Banc One Investment Advisor’s or Banc One High Yield Partners’ credit analysis than would be the case if the Funds were investing in higher rated securities. The Funds may seek to hedge investments through transactions in options, futures contracts and related options. The Funds also may use swap agreements to further manage exposure to lower rated securities.

SMALL-CAPITALIZATION COMPANIES. Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in the value of their securities. This may cause unexpected decreases in the value of your investment in a Fund.

FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the Funds that invest in foreign securities is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

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For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

PORTFOLIO QUALITY

Various rating organizations (like Standard & Poor’s Ratings Service and Moody’s Investors Service, Inc.) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund and the portion of the Core Plus Bond Fund subadvised by it) will look at a security’s rating at the time of investment. If the securities are unrated, Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund and the portion of the Core Plus Bond Fund subadvised by it) must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Banc One Investment Advisors (or Banc One High Yield Partners) will consider such an event in determining whether the Fund should continue to hold the security.

DEBT SECURITIES

•	The Government Bond Fund may invest in debt securities rated in any of the three highest investment grade rating categories.

•	The Ultra Short Term Bond Fund, the Intermediate Bond Fund, the Short Duration Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund may invest in debt securities rated in any of the four investment grade rating categories.

•	The Core Plus Bond Fund and the High Yield Bond Fund may purchase securities in any rating category, although foreign debt securities denominated in foreign currencies purchased by the Core Plus Bond Fund must be rated in one of the four highest investment grade rating categories. Please read “Fund Summaries: Investments, Risk & Performance” and “Investment Risks” for more information about the Core Plus Bond Fund and the High Yield Bond Fund.

PREFERRED STOCK

•	The Short Duration Bond Fund, the Core Bond Fund and the Intermediate Bond Fund may only invest in preferred stock rated in any of the four highest rating categories.

•	The Mortgage-Backed Securities Fund may invest only in preferred stock rated in any of the three highest rating categories.

•	The Core Plus Bond Fund and the High Yield Bond Fund may invest in preferred stock in any rating category.

MUNICIPAL SECURITIES

•	The Ultra Short Term Bond Fund, the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories.

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•	The Mortgage-Backed Securities Fund may only invest in municipal bonds rated in any of the three highest rating categories.

•	The Ultra Short Term Bond Fund, the Intermediate Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. The Short Duration Bond Fund may invest in such securities only if they are rated in the highest rating category.

•	The Core Plus Bond Fund and the High Yield Bond Fund may invest in municipal securities rated in any category.

COMMERCIAL PAPER

•	The Intermediate Bond Fund, the Short Duration Bond Fund, the Core Bond Fund, the Ultra Short Term Bond Fund and the Mortgage-Backed Securities Fund may invest in commercial paper rated in the highest or second highest rating category.

•	The High Yield Bond Fund and the Core Plus Bond Fund may invest in commercial paper rated in any category.

For more information about ratings, please see “Description of Ratings” in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, produce taxable income, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

•	Directly from the Funds through the Distributor.

Who can buy Ultra Class Shares?

Ultra Class Shares may be purchased by investors:

•	(i) Whose investments in the Fund are made and directed on their behalf by investment representatives at Banc One Investment Advisors, J.P. Morgan Investment Management Inc., Bank One Trust Company, NA, or JPMorgan Chase or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (Discretionary Account) and (ii) whose Discretionary Account’s initial investment in the Fund is at least $5,000,000.

•	Ultra Class Shares also may be purchased by 401(k) plans administered by the Retirement Plan Services affiliate of JPMorgan Chase, where the plan’s investment in the Fund is at least $5,000,000. Accounts may be opened with the Fund’s transfer agent or Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

•	Ultra Class Shares are not subject to a sales charge or Rule 12b-1 fees.

•	Ultra Class Shares have lower annual expense ratios than Institutional and Select Shares as the Ultra Shares have no ongoing shareholder service fees.

•	Each Fund may also issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

When can I buy shares?

•	Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase requests accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•	If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•	If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit

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any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify and do not monitor for market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

•	Shares are sold at net asset value per share (NAV).

•	NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the

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security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value.

•	A Fund’s NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

1.	Read the prospectus carefully, and select the fund or funds most appropriate for you.

2.	Decide how much you want to invest.

•	Ultra Class Shares of the Fund are subject to a $5,000,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

•	There are no minimum levels for subsequent purchases.

•	For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

3.	When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

•	We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

•	Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

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4.	Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES

P. O. BOX 8528

BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The specific Fund in which you are investing.

•	If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and to authorize your financial institution to wire funds to:

    JPMORGAN CHASE BANK, N.A.

    ATTN: JPMORGAN FUNDS SERVICES

    ABA 021 000 021

    DDA 323125832

    FBO YOUR JPMORGAN FUND

        (EX: JPMORGAN ABC FUND-ULTRA)

    YOUR FUND NUMBER & ACCOUNT NUMBER

        (EX: FUND 123-ACCOUNT 123456789)

    YOUR ACCOUNT REGISTRATION

        (EX: JOHN SMITH & MARY SMITH, JTWROS)

5.	If you have any questions, contact your Financial Intermediary, or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

    JPMORGAN CHASE BANK, N.A.

    ATTN: JPMORGAN FUNDS SERVICES

    ABA 021 000 021

    DDA 323125832

    FBO YOUR JPMORGAN FUND

        (EX: JPMORGAN ABC FUND-ULTRA)

    YOUR FUND NUMBER & ACCOUNT NUMBER

        (EX: FUND 123-ACCOUNT 123456789)

    YOUR ACCOUNT REGISTRATION

        (EX: JOHN SMITH & MARY SMITH, JTWROS)

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•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

What are my exchange privileges?

•	Ultra Class Shares of a Fund may be exchanged for Ultra Class Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

•	All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

•	Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET.

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a redemption fee in an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges (See “Do I pay a redemption fee?” below).

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Are exchanges taxable?

Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

•	You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No.

•	However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•	Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the JPMorgan Funds may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Funds and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•	Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

•	A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

1.	You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

2.	You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3.	We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4.	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

•	On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

•	Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to pre-existing bank account on record with the Funds.

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What will my shares be worth?

•	If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

Will I pay a redemption fee?

•	If you sell your shares of the High Yield Bond Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of a employer-sponsored retirement plan’s entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

•	The redemption fees are paid to the High Yield Bond Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

•	Certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the High Yield Bond Fund will be able to apply the fee to such accounts in an effective manner.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•	Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

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•	You may not alway reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

Additional Information Regarding Redemptions

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•	Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares - How do I open an account?.”

•	The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

•	See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

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Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Zero Coupon Securities

Some of the Funds may acquire certain securities issued with original issue discount (including zero coupon securities). Current federal tax law requires that a holder (such as a Fund) of such a security must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if a Fund receives no payment in cash on the security during the year. As a regulated investment company intending to qualify for special treatment under the Internal Revenue Code of 1986, as amended, a Fund must pay out substantially all of its net investment income each year, including any original issue discount. Accordingly, a Fund may be required to pay out in income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of investments if necessary. If a distribution of cash necessitates the liquidation of investments, Banc One Investment Advisors or the Sub-Adviser will select which securities to sell and a Fund may realize a gain or loss from those sales. In the event a Fund realizes net capital gains from these transactions, you may receive a larger capital gain distribution, if any, than you would in the absence of such transactions.

Taxation of Foreign Investments

The Funds’ investments in foreign securities may be subject to foreign withholding. In that case, the yield on those securities would be reduced. You may, however, be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Funds’ distributions.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

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Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Banc One Investment Advisors Corporation (the Adviser) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                             . Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $             billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

THE SUB-ADVISER

Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the sub-adviser to the High Yield Bond Fund and the Core Plus Bond Fund. Banc One High Yield Partners was formed in June 1998 to provide investment advisory services related to high-yield, high-risk investments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. As of December 31, 2004, Banc One High Yield Partners managed over $             billion in assets. The Board of Trustees has approved, subject to shareholder approval, an amended and restated sub-advisory contract between Banc One Investment Advisors and Banc One High Yield Partners with respect to the Funds. At a shareholder meeting scheduled to be held on January 20, 2005, shareholders of the High Yield Bond Fund and the Core Plus Bond Fund will be asked to approve the continuation of the sub-advisory agreement in the event that Banc One Investment Advisors acquires the interest of Pacholder Associates, Inc. in the sub-adviser and a change of control results.

ADVISORY FEES

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Banc One Investment Advisors will be paid a fee based on an annual percentage of the average daily net assets of each Fund as the following rates:

Fund	Annual Rate as % of Average Daily Net Assets
JPMorgan Ultra Short Term Bond Fund	.25
JPMorgan Short Duration Bond Fund	.25
JPMorgan Intermediate Bond Fund	.30
JPMorgan Core Bond Fund	.30
JPMorgan Core Plus Bond Fund[1]	.30
JPMorgan Mortgage-Backed Securities Fund	.35
JPMorgan Government Bond Fund	.30
JPMorgan High Yield Bond Fund[1]	.65

[1]	Includes fees paid by Banc One Investment Advisors to Banc One High Yield Partners, the sub-adviser to the High Yield Bond Fund and the Core Plus Bond Fund.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES — REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

THE FUND MANAGERS

The Funds are managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the Funds. Each team member makes recommendations about securities to be purchased and sold in the Funds. The research analysts provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Funds.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program that is tied directly to both short-term and long-term relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/ or its Lipper peer group. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan tied to long-term investment performance that provides up to 100% of the cash incentive award, which vests after three years. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds,

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without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-I of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. None of the Ultra Shares of the Funds offered in this Prospectus (including Ultra Class Shares of JPMorgan Government Bond Fund) are subject to a Reduced Rate.

Fund	Class	Net Expense Ratio		Gross Expense Ratio
		As of November 1, 2004	As of February 19, 2005	As of February 19, 2005
JPMorgan Ultra Short Term Bond Fund	Ultra	0.41%	0.41%	0.41%
JPMorgan Short Duration Bond Fund	Ultra	0.40%	0.40%	0.40%
JPMorgan Intermediate Bond Fund	Ultra	0.46%	0.46%	0.46%
JPMorgan Core Bond Fund	Ultra	0.45%	0.45%	0.45%
JPMorgan Core Plus Bond Fund	Ultra	0.44%	0.44%	0.44%
JPMorgan Mortgage-Backed Securities Fund	Ultra	0.25%	0.25%	0.48%
JPMorgan Government Bond Fund	Ultra	0.48%	0.48%	0.48%
JPMorgan High Yield Bond Fund	Ultra	0.81%	0.81%	0.82%

A Fund’s annual return is reduced by its fees and expenses for that year.

The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

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“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMorgan Ultra Short Term Bond Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$42	5.00%	4.59%	4.59%
October 31, 2006	$44	10.25%	9.39%	4.59%
October 31, 2007	$46	15.76%	14.41%	4.59%
October 31, 2008	$48	21.55%	19.66%	4.59%
October 31, 2009	$50	27.63%	25.16%	4.59%
October 31, 2010	$52	34.01%	30.90%	4.59%
October 31, 2011	$55	40.71%	36.91%	4.59%
October 31, 2012	$57	47.75%	43.19%	4.59%
October 31, 2013	$60	55.13%	49.77%	4.59%
October 31, 2014	$63	62.89%	56.64%	4.59%
October 31, 2015	$66	71.03%	63.83%	4.59%

JPMorgan Short Duration Bond Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$41	5.00%	4.60%	4.60%
October 31, 2006	$43	10.25%	9.41%	4.60%
October 31, 2007	$45	15.76%	14.44%	4.60%
October 31, 2008	$47	21.55%	19.71%	4.60%
October 31, 2009	$49	27.63%	25.22%	4.60%
October 31, 2010	$51	34.01%	30.98%	4.60%
October 31, 2011	$54	40.71%	37.00%	4.60%
October 31, 2012	$56	47.75%	43.30%	4.60%
October 31, 2013	$59	55.13%	49.89%	4.60%
October 31, 2014	$61	62.89%	56.79%	4.60%
October 31, 2015	$64	71.03%	64.00%	4.60%

JPMorgan Intermediate Bond Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$47	5.00%	4.54%	4.54%
October 31, 2006	$49	10.25%	9.29%	4.54%
October 31, 2007	$51	15.76%	14.25%	4.54%
October 31, 2008	$54	21.55%	19.43%	4.54%
October 31, 2009	$56	27.63%	24.86%	4.54%
October 31, 2010	$59	34.01%	30.53%	4.54%
October 31, 2011	$61	40.71%	36.45%	4.54%
October 31, 2012	$64	47.75%	42.65%	4.54%
October 31, 2013	$67	55.13%	49.12%	4.54%
October 31, 2014	$70	62.89%	55.89%	4.54%
October 31, 2015	$73	71.03%	62.97%	4.54%

JPMorgan Core Bond Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$46	5.00%	4.55%	4.55%
October 31, 2006	$48	10.25%	9.31%	4.55%
October 31, 2007	$50	15.76%	14.28%	4.55%
October 31, 2008	$53	21.55%	19.48%	4.55%
October 31, 2009	$55	27.63%	24.92%	4.55%
October 31, 2010	$57	34.01%	30.60%	4.55%
October 31, 2011	$60	40.71%	36.54%	4.55%
October 31, 2012	$63	47.75%	42.76%	4.55%
October 31, 2013	$66	55.13%	49.25%	4.55%
October 31, 2014	$69	62.89%	56.04%	4.55%
October 31, 2015	$72	71.03%	63.14%	4.55%

JPMorgan Core Plus Bond Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$45	5.00%	4.56%	4.56%
October 31, 2006	$47	10.25%	9.33%	4.56%
October 31, 2007	$49	15.76%	14.31%	4.56%
October 31, 2008	$51	21.55%	19.53%	4.56%
October 31, 2009	$54	27.63%	24.98%	4.56%
October 31, 2010	$56	34.01%	30.68%	4.56%
October 31, 2011	$59	40.71%	36.63%	4.56%
October 31, 2012	$61	47.75%	42.86%	4.56%
October 31, 2013	$64	55.13%	49.38%	4.56%
October 31, 2014	$67	62.89%	56.19%	4.56%
October 31, 2015	$70	71.03%	63.31%	4.56%

JPMorgan Mortgage-Backed Securities Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$26	5.00%	4.75%	4.75%
October 31, 2006	$27	10.25%	9.73%	4.75%
October 31, 2007	$54	15.76%	14.69%	4.52%
October 31, 2008	$56	21.55%	19.87%	4.52%
October 31, 2009	$59	27.63%	25.29%	4.52%
October 31, 2010	$61	34.01%	30.95%	4.52%
October 31, 2011	$64	40.71%	36.87%	4.52%
October 31, 2012	$67	47.75%	43.06%	4.52%
October 31, 2013	$70	55.13%	49.52%	4.52%
October 31, 2014	$73	62.89%	56.28%	4.52%
October 31, 2015	$77	71.03%	63.34%	4.52%

JPMorgan Government Bond Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$49	5.00%	4.52%	4.52%
October 31, 2006	$51	10.25%	9.24%	4.52%
October 31, 2007	$54	15.76%	14.18%	4.52%
October 31, 2008	$56	21.55%	19.34%	4.52%
October 31, 2009	$59	27.63%	24.74%	4.52%
October 31, 2010	$61	34.01%	30.38%	4.52%
October 31, 2011	$64	40.71%	36.27%	4.52%
October 31, 2012	$67	47.75%	42.43%	4.52%
October 31, 2013	$70	55.13%	48.87%	4.52%
October 31, 2014	$73	62.89%	55.59%	4.52%
October 31, 2015	$76	71.03%	62.63%	4.52%

JPMorgan High Yield Bond Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$83	5.00%	4.19%	4.19%
October 31, 2006	$86	10.25%	8.56%	4.19%
October 31, 2007	$91	15.76%	13.09%	4.18%
October 31, 2008	$95	21.55%	17.82%	4.18%
October 31, 2009	$99	27.63%	22.75%	4.18%
October 31, 2010	$103	34.01%	27.88%	4.18%
October 31, 2011	$107	40.71%	33.22%	4.18%
October 31, 2012	$112	47.75%	38.79%	4.18%
October 31, 2013	$116	55.13%	44.59%	4.18%
October 31, 2014	$121	62.89%	50.64%	4.18%
October 31, 2015	$126	71.03%	56.93%	4.18%

64

Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Because the Funds’ Ultra Class Shares had not yet commenced operations as of the date of this prospectus, the financial highlights shown are for the Funds’ Select Shares, which are not offered in this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

	Year Ended June 30,
ULTRA SHORT TERM BOND FUND SELECT	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$9.97	$9.95	$9.86	$9.73	$9.77

Investment Activities:
Net investment income	0.23	0.27	0.40	0.62	0.58
Net realized and unrealized gains (losses) from investments and futures	(0.06)	0.04	0.10	0.13	(0.04)

Total from Investment Activities	0.17	0.31	0.50	0.75	0.54

Distributions:
Net investment income	(0.26)	(0.29)	(0.41)	(0.62)	(0.58)

NET ASSET VALUE, END OF PERIOD	$9.88	$9.97	$9.95	$9.86	$9.73

Total Return	1.69%	3.12%	5.15%	7.94%	5.66%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,144,000	$1,127,169	$581,377	$299,209	$261,592
Ratio of expenses to average net assets	0.45%	0.45%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.22%	2.61%	3.94%	6.27%	5.93%
Ratio of expenses to average net assets*	0.77%	0.77%	0.77%	0.74%	0.77%
Portfolio turnover(A)	46.21%	35.80%	38.72%	37.62%	32.68%

	Year Ended June 30,
SHORT DURATION BOND FUND SELECT	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$10.87	$10.73	$10.57	$10.29	$10.40

Investment Activities:
Net investment income	0.30	0.39	0.51	0.60	0.59
Net realized and unrealized gains (losses) from investments	(0.23)	0.17	0.18	0.28	(0.11)

Total from Investment Activities	0.07	0.56	0.69	0.88	0.48

Distributions:
Net investment income	(0.31)	(0.42)	(0.53)	(0.60)	(0.59)

NET ASSET VALUE, END OF PERIOD	$10.63	$10.87	$10.73	$10.57	$10.29

Total Return	0.67%	5.28%	6.67%	8.77%	4.81%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,045,405	$923,772	$810,740	$670,111	$726,539
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.54%	0.53%
Ratio of net investment income to average net assets	2.75%	3.60%	4.87%	5.79%	5.77%
Ratio of expenses to average net assets*	0.81%	0.81%	0.81%	0.81%	0.81%
Portfolio turnover(A)	53.72%	27.23%	49.58%	46.42%	25.93%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

65

	Year Ended June 30,
INTERMEDIATE BOND FUND SELECT	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$11.01	$10.70	$10.50	$10.07	$10.28

Investment Activities:
Net investment income	0.49	0.59	0.65	0.63	0.62
Net realized and unrealized gains (losses) from investments	(0.37)	0.33	0.21	0.43	(0.21)

Total from Investment Activities	0.12	0.92	0.86	1.06	0.41

Distributions:
Net investment income	(0.51)	(0.61)	(0.66)	(0.63)	(0.62)

NET ASSET VALUE, END OF PERIOD	$10.62	$11.01	$10.70	$10.50	$10.07

Total Return	1.11%	8.79%	8.37%	10.76%	4.12%
RATIOS/SUPPLEMENTARY DATA:

Net assets at end of period (000)	$1,525,275	$1,362,926	$1,183,685	$1,129,645	$1,179,116
Ratio of expenses to average net assets	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of net investment income to average net assets	4.51%	5.51%	6.13%	6.05%	6.10%
Ratio of expenses to average net assets*	0.82%	0.82%	0.82%	0.80%	0.81%
Portfolio turnover(A)	17.46%	24.13%	33.02%	22.58%	6.08%

	Year Ended June 30,
CORE BOND FUND SELECT	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$11.18	$10.82	$10.59	$10.08	$10.34

Investment Activities:
Net investment income	0.50	0.64	0.69	0.67	0.65
Net realized and unrealized gains (losses) from investments	(0.38)	0.36	0.28	0.50	(0.26)

Total from Investment Activities	0.12	1.00	0.97	1.17	0.39

Distributions:
Net investment income	(0.53)	(0.63)	(0.71)	(0.66)	(0.65)
Net realized gains (losses) on investments	—	(0.01)	(0.03)	—	—

Total Distributions	(0.53)	(0.64)	(0.74)	(0.66)	(0.65)

NET ASSET VALUE, END OF PERIOD	$10.77	$11.18	$10.82	$10.59	$10.08

Total Return	1.13%	9.51%	9.39%	11.85%	3.94%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$4,902,736	$4,365,709	$2,874,707	$2,093,516	$1,687,041
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.60%	5.80%	6.35%	6.40%	6.44%
Ratio of expenses to average net assets*	0.81%	0.82%	0.83%	0.83%	0.83%
Portfolio turnover(A)	19.69%	22.93%	31.88%	20.58%	16.19%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

66

	Year Ended June 30,
CORE PLUS BOND FUND SELECT	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$8.10	$7.81	$7.75	$7.51	$7.68

Investment Activities:
Net investment income	0.38	0.48	0.48	0.49	0.48
Net realized and unrealized gains (losses) from investments	(0.28)	0.29	0.06	0.24	(0.17)

Total from Investment Activities	0.10	0.77	0.54	0.73	0.31

Distributions:
Net investment income	(0.38)	(0.48)	(0.48)	(0.49)	(0.48)

NET ASSET VALUE, END OF PERIOD	$7.82	$8.10	$7.81	$7.75	$7.51

Total Return	1.22%	10.10%	7.08%	10.00%	4.19%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,306,778	$1,276,529	$1,312,171	$1,336,566	$1,317,128
Ratio of expenses to average net assets	0.63%	0.64%	0.64%	0.64%	0.62%
Ratio of net investment income to average net assets	4.73%	5.91%	6.09%	6.41%	6.35%
Ratio of expenses to average net assets*	0.80%	0.82%	0.81%	0.81%	0.81%
Portfolio turnover(A)	23.56%	16.42%	22.96%	18.18%	25.10%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

	Year Ended June 30,			August 18, 2000 to June 30,
MORTGAGE-BACKED SECURITIES FUND SELECT	2004	2003	2002	2001(A)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.75	$10.89	$10.47	$10.00

Investment Activities:
Net investment income	0.45	0.62	0.76	0.63
Net realized and unrealized gains (losses) from investments	(0.10)	(0.06)	0.43	0.46

Total from Investment Activities	0.35	0.56	1.19	1.09

Distributions:
Net investment income	(0.49)	(0.69)	(0.76)	(0.62)
Net realized gains (losses) on investments	—	(0.01)	(0.01)	—

Total Distributions	(0.49)	(0.70)	(0.77)	(0.62)

NET ASSET VALUE, END OF PERIOD	$10.61	$10.75	$10.89	$10.47

Total Return	3.30%	5.30%	11.71%	11.12	%(B)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,530,225	$1,137,661	$613,936	$357,777
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40	%(C)
Ratio of net investment income to average net assets	4.12%	5.56%	7.28%	7.14	%(C)
Ratio of expenses to average net assets*	0.54%	0.55%	0.57%	0.58	%(C)
Portfolio turnover(D)	34.76%	35.73%	29.77%	12.71%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

67

GOVERNMENT BOND FUND SELECT	Year Ended June 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$10.66	$10.25	$9.93	$9.54	$9.73

Investment Activities:
Net investment income	0.48	0.56	0.58	0.60	0.59
Net realized and unrealized gains (losses) from investments and futures	(0.50)	0.40	0.32	0.39	(0.19)

Total from Investment Activities	(0.02)	0.96	0.90	0.99	0.40

Distributions:
Net investment income	(0.49)	(0.55)	(0.58)	(0.60)	(0.59)

NET ASSET VALUE, END OF PERIOD	$10.15	$10.66	$10.25	$9.93	$9.54

Total Return	(0.16)%	9.58%	9.22%	10.62%	4.33%
RATIOS/SUPPLEMENTARY DATA:

Net assets at end of period (000)	$758,403	$727,267	$785,343	$812,766	$866,755
Ratio of expenses to average net assets	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	4.65%	5.25%	5.63%	6.12%	6.21%
Ratio of expenses to average net assets*	0.69%	0.68%	0.68%	0.67%	0.66%
Portfolio turnover(A)	16.01%	19.29%	23.51%	12.63%	25.30%

HIGH YIELD BOND FUND SELECT	Year Ended June 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$7.93	$7.31	$8.20	$8.90	$9.87

Investment Activities:
Net investment income	0.61	0.67	0.72	0.86	0.89
Net realized and unrealized gains (losses) from investments	0.25	0.62	(0.89)	(0.70)	(0.97)

Total from Investment Activities	0.86	1.29	(0.17)	0.16	(0.08)

Distributions:
Net investment income	(0.61)	(0.67)	(0.72)	(0.86)	(0.89)

NET ASSET VALUE, END OF PERIOD	$8.18	$7.93	$7.31	$8.20	$8.90

Total Return (Excludes Sales Charge)	11.22%	18.90%	(2.34)%	1.89%	(0.75)%
RATIOS/SUPPLEMENTARY DATA:

Net assets at end of period (000)	$1,043,708	$715,924	$468,111	$349,396	$218,780
Ratio of expenses to average net assets	0.86%	0.89%	0.90%	0.89%	0.88%
Ratio of net investment income to average net assets	7.59%	9.23%	9.21%	10.18%	9.63%
Ratio of expenses to average net assets*	0.98%	1.00%	1.02%	1.01%	1.03%
Portfolio turnover(A)	57.56%	51.75%	34.02%	29.98%	35.14%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

68

Appendix A

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Ultra Short Term Bond Fund	1
JPMorgan Short Duration Bond Fund	2
JPMorgan Intermediate Bond Fund	3
JPMorgan Core Bond Fund	4
JPMorgan Core Plus Bond Fund	5
JPMorgan Government Bond Fund	6
JPMorgan High Yield Bond Fund	7
JPMorgan Mortgage-Backed Securities Fund	8

Instrument	Fund Code	Risk Type
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1-8	Prepayment Market Credit Regulatory

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1-5, 7, 8	Prepayment Market Credit Regulatory

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1-5, 7, 8	Credit Liquidity Market

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	1, 6-8	Management Liquidity Credit Market Leverage

Certificates of Deposit: Negotiable instruments with a stated maturity.	1-5, 7, 8	Market Credit Liquidity

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-5, 7, 8	Credit Liquidity Market

Common Stock: Shares of ownership of a company.	7	Market

Convertible Securities: Bonds or preferred stock that can convert to common stock.	1, 3-5, 7, 8	Market Credit

Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	1-5, 7, 8	Market Credit

69

Instrument	Fund Code	Risk Type
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-5, 7, 8	Market Liquidity Management

Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short to long term final maturities.	1-8	Credit Prepayment Regulatory Market

Foreign Securities: Securities issued by foreign companies, debt securities issued or guaranteed by foreign governments or any of their agencies and instrumentalities, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1-5, 7, 8	Market Political Liquidity Foreign Investment

Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	1-8	Management Market Credit Liquidity Leverage

Government Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac including funding notes and subordinated benchmark notes.	1-8	Market Credit U.S. Govt. Agency

Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1-8	Market Leverage Credit

Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. The Government Bond Fund will purchase only shares of investment companies which invest exclusively in U.S. Treasury and other U.S. agency obligations. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser to the extent required by law.	1-8	Market

Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (LDCs).	1-5, 7, 8	Credit Political Liquidity Foreign Investment Market Tax

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1-8	Prepayment Market Credit Regulatory

Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1-8	Prepayment Market Regulatory

Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1-5, 7, 8	Market Credit Political Regulatory Tax

70

Instrument	Fund Code	Risk Type
New Financial Products: New options and futures contracts, and other financial products continue to be developed and the Funds may invest in such options, contracts and products.	1-8	Management Credit Market Liquidity

Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-5, 7, 8	Credit Foreign Investment

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	2-5, 7, 8	Market

Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	2-5, 7, 8	Liquidity Management Market Regulatory Tax Prepayment

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-8	Credit Market Liquidity

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-5, 7, 8	Liquidity Market

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-8	Market Leverage

Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities and/or letters of credit as collateral.	1-8	Credit Market Leverage

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1-5, 7, 8	Credit Liquidity Market

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage backed obligations. These include IOs and POs.	1-8	Prepayment Market Credit Regulatory

Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	1-8	Market Liquidity Management Credit Foreign Investment

Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	1-8	Management Credit Liquidity Market

Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-5, 7, 8	Liquidity Credit Market

Treasury Receipts: TRs, TIGRs and CATS.	1-5, 7, 8	Market

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	1-8	Market

71

Instrument	Fund Code	Risk Type
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1-8	Credit Liquidity Market

Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	5, 7	Market Credit

When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-8	Market Leverage Liquidity Credit

Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-8	Credit Market Zero Coupon

Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities which convert on a specified date to interest bearing debt securities.	1-8	Credit Market Zero Coupon

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

72

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

•	Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. This risk is similar to Credit Risk which is described above.

73

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•      Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

•      Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•      Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

•      Information we receive from you on applications or other forms, on our website, or through other means;

•      Information we receive from you through transactions, correspondence and other communications with us; and

•      Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers	We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)	In general, JPMDS as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure	From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers	The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

The JPMorgan Funds’ Privacy Commitment	The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and          semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111 or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

www.jpmorganfunds.com

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TAX-EXEMPT INCOME INVESTING

Prospectus

JPMorgan Tax Free Income Funds

February 19, 2005

Class A Shares
Class B Shares
Class C Shares

JPMorgan Short Term Tax Free Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan Tax Free Bond Fund

JPMorgan Tax Free Income Bond Fund

JPMorgan Arizona Tax Free Bond Fund

JPMorgan Kentucky Tax Free Bond Fund

JPMorgan Louisiana Tax Free Bond Fund

JPMorgan Michigan Tax Free Bond Fund

JPMorgan Ohio Tax Free Bond Fund

JPMorgan West Virginia Tax Free Bond Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

More About the Funds
Principal Investment Strategies	61
Investment Risks	64
Portfolio Quality	65
Temporary Defensive Positions	66
Portfolio Turnover	66

How to Do Business with the Funds
Purchasing Fund Shares	67
Sales Charges	74
Rule 12b-1 Fees	81
Shareholder Servicing Fees	81
Exchanging Fund Shares	82
Redeeming Fund Shares	84

Shareholder Information
Voting Rights	87
Dividend Policies	87
Tax Treatment of Shareholders	88
Shareholder Statements and Reports	90
Availability of Proxy Voting Record	91
Portfolio Holdings Disclosure	91

Management of the Funds
The Adviser, Administrator and Distributor	92
Advisory Fees	92
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	93
The Fund Managers	93
Fund Manager Compensation and Fund Holdings	93

Legal Proceedings and Additional Fee and Expense Information	94
Financial Highlights	103
Appendix A: Investment Practices	114

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Short Term Tax Free Bond Fund

(formerly One Group® Short-Term Municipal Bond Fund)

What is the goal of the Fund?	The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of municipal bonds with an average weighted maturity of three years or less. From time to time, a significant portion of the Fund’s total assets may be invested in municipal housing authority obligations. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Short Term Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

1

FUND SUMMARY

Short Term Tax Free Bond Fund

MAIN RISKS	Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

FUND SUMMARY

Short Term Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1 — Class A Shares

[1]	Performance data includes performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

Best Quarter:	2.32%	2Q2002	Worst Quarter:	-0.30%	2Q1999

3

FUND SUMMARY

Short Term Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 5/4/98
Class A	5/4/98
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	5/4/98
Class C - Return Before Taxes	11/1/01
Lehman Brothers Short Municipal Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper Short-Term Municipal Debt Fund Index[3] (no deduction for sales charges or taxes)
[1]	The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Shares, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Lehman Brothers Short Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with short-term maturities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B and Class C Shares.
[3]	The Lipper Short-Term Municipal Debt Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

4

FUND SUMMARY

Short Term Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	3.00%	NONE	NONE
(as a Percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	3.00%	NONE
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.25%	.25%	.25%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.15%	.15%	.15%
Total Annual Fund Operating Expenses	.90%	1.40%	1.40%
Fee Waiver and/or Expense Reimbursement[4]	(.10)%	(.10)%	(.10)%
Net Expenses	.80%	1.30%	1.30%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .80% of the average daily net assets of the Class A Shares, 1.30% of the average daily net assets of the Class B Shares and 1.30% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

5

FUND SUMMARY

Short Term Tax Free Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$379	$432	$132	$132
3 Years	561	626	426	426
5 Years	767	749	749	749
10 Years	1,358	1,403	1,403	1,664
[1]	Without contractual fee waivers, 1 Year expenses would be as follows:

Class A	$389
Class B (with redemption)	$443
Class B (without redemption)	$143
Class C	$143
[2]	Class B Shares automatically convert to Class A Shares after six years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

6

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Intermediate Tax Free Bond Fund

(formerly One Group® Intermediate Tax-Free Bond Fund)

What is the goal of the Fund?	The Fund seeks current income exempt from federal income taxes consistent with prudent investment management and the preservation of capital.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of municipal bonds with an average weighted maturity of between three and 10 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Intermediate Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 20% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

7

FUND SUMMARY

Intermediate Tax Free Bond Fund

MAIN RISKS	Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

8

FUND SUMMARY

Intermediate Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	5.18%	1Q1995	Worst Quarter:

9

FUND SUMMARY

Intermediate Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 9/4/90
Class A	2/18/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/14/94			[5]	[5]
Lehman Brothers 7 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)
Lehman Brothers 3-15 Year Municipal Bond Index[3] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[4] (no deduction for sales charges or taxes)
[1]	Historical performance shown for Classes A and B Shares prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[3]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[4]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds in this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[5]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

10

FUND SUMMARY

Intermediate Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.13%	.13%	.13%
Total Annual Fund Operating Expenses	.93%	1.43%	1.43%
Fee Waiver and/or Expense Reimbursement[4]	(.08)%	NONE	NONE
Net Expenses	.85%	1.43%	1.43%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .85% of the average daily net assets of the Class A Shares 1.50% of the average daily net assets of the Class B Shares and 1.50% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

11

FUND SUMMARY

Intermediate Tax Free Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$533	$646	$146	$246	$146
3 Years	720	752	452	452	452
5 Years	928	982	782	782	782
10 Years	1,529	1,577	1,577	1,713	1,713
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $541.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

12

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Tax Free Bond Fund

(formerly One Group® Tax-Free Bond Fund)

What is the goal of the Fund?	The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of municipal bonds. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 20% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

13

FUND SUMMARY

Tax Free Bond Fund

MAIN RISKS	Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

14

FUND SUMMARY

Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1 — Class A Shares

[1]	Performance data includes performance of the Pegasus Municipal Bond Fund for the period before it was consolidated with Fund on March 22, 1999.

Best Quarter:	6.71%	1Q1995	Worst Quarter:

15

FUND SUMMARY

Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 3/1/88
Class A	3/1/88
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	4/4/95			[4]	[4]
Lehman Brothers Municipal Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper General Municipal Fund Index[3] (no deduction for sales charges or taxes)
[1]	The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Municipal Bond Fund and the Pegasus Municipal Bond Fund. Historical performance shown for Class B prior to its inception is based on the performance of Class A, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[3]	The Lipper General Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[4]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

16

FUND SUMMARY

Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.13%	.13%	.13%
Total Annual Fund Operating Expenses	.93%	1.43%	1.43%
Fee Waiver and/or Expense Reimbursement[4]	(.06)%	NONE	NONE
Net Expenses	.87%	1.43%	1.43%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]”Other	Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .87% of the average daily net assets of the Class A Shares, 1.52% of the average daily net assets of the Class B Shares and 1.52% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

17

FUND SUMMARY

Tax Free Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$535	$646	$146	$246	$146
3 Years	723	752	452	452	452
5 Years	932	982	782	782	782
10 Years	1,532	1,577	1,577	1,713	1,713
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $541.
[1]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

18

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Tax Free Income Bond Fund

(formerly One Group® Municipal Income Fund)

What is the goal of the Fund?	The Fund seeks current income exempt from federal income taxes.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of municipal bonds, including mortgage-backed securities. While current income is the Fund’s primary focus, it seeks to produce income in a manner consistent with the preservation of principal. The Fund’s average weighted maturity will normally range between five and 15 years. From time to time, a significant portion of the Fund’s total assets may be invested in municipal housing authority obligations. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Tax Free Income Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

19

FUND SUMMARY

Tax Free Income Bond Fund

MAIN RISKS	Prepayment and Call Risk. As part of its main investment strategies, the Fund may invest in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

20

FUND SUMMARY

Tax Free Income Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	4.79%	1Q1995	Worst Quarter:

21

FUND SUMMARY

Tax Free Income Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 2/9/93
Class A	2/23/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/14/94			[5]	[5]
Class C - Return Before Taxes	11/4/97
Lehman Brothers 7 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)
Lehman Brothers 3-15 Year Municipal Bond Index[3] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[4] (no deduction for sales charges or taxes)
[1]	Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B and Class C Shares.
[3]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B and Class C Shares.
[4]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds in this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[5]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

22

FUND SUMMARY

Tax Free Income Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.13%	.13%	.13%
Total Annual Fund Operating Expenses	.93%	1.43%	1.43%
Fee Waiver and/or Expense Reimbursement[4]	(.06)%	NONE	NONE
Net Expenses	.87%	1.43%	1.43%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .87% of the average daily net assets of the Class A Shares, 1.52% of the average daily net assets of the Class B Shares and 1.52% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

23

FUND SUMMARY

Tax Free Income Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$535	$646	$146	$246	$146
3 Years	723	752	452	452	452
5 Years	932	982	782	782	782
10 Years	1,532	1,577	1,577	1,713	1,713
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $541.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

24

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Arizona Tax Free Bond Fund

(formerly One Group® Arizona Municipal Bond Fund)

What is the goal of the Fund?	The Fund seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Arizona personal income tax. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories. The Fund’s average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Arizona Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

25

FUND SUMMARY

Arizona Tax Free Bond Fund

MAIN RISKS	Non-Diversification. The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Arizona Tax Free Bond Fund is not diversified and because it concentrates its investments in the securities of Arizona issuers, certain factors affecting Arizona including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, although Arizona’s population growth continues to outpace the national average, this growth is expensive and Arizona’s economic outlook depends on its ability to match long-term revenues with expenditures. In addition, Arizona’s continued growth depends, to some extent, on its ability to manage its water resources.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

26

FUND SUMMARY

Arizona Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1 — Class A Shares

[1]	The performance information for periods prior to January 20, 1997 reflects the performance of a common trust fund. The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	4.61%	3Q2002	Worst Quarter:

27

FUND SUMMARY

Arizona Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 11/30/79
Class A	1/20/97
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/20/97			[5]	[5]
Lehman Brothers 7 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)					*
Lehman Brothers 3-15 Year Municipal Bond Index[3] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[4] (no deduction for sales charges or taxes)					*
[1]	The performance information for periods prior to January 20, 1997 reflects the performance of a common trust fund. The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
[2]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[3]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[4]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[5]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

28

FUND SUMMARY

Arizona Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.13%	.13%	.13%
Total Annual Fund Operating Expenses	.93%	1.43%	1.43%
Fee Waiver and/or Expense Reimbursement[4]	(.05)%	NONE	NONE
Net Expenses	.88%	1.43%	1.43%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .88% of the average daily net assets of the Class A Shares, 1.53% of the average daily net assets of the Class B Shares and 1.53% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

29

FUND SUMMARY

Arizona Tax Free Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$536	$646	$146	$246	$146
3 Years	725	752	452	452	452
5 Years	933	982	782	782	782
10 Years	1,534	1,577	1,577	1,713	1,713
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $541.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

30

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Kentucky Tax Free Bond Fund

(formerly One Group® Kentucky Municipal Bond Fund)

What is the goal of the Fund?	The Fund seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Kentucky personal income tax. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories. The Fund’s average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Kentucky Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

31

FUND SUMMARY

Kentucky Tax Free Bond Fund

MAIN RISKS	Non-Diversification. The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Kentucky Tax Free Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Kentucky, risks arise which might not be present if the Fund invested in securities of issuers located in additional states. Because of limitations in Kentucky’s constitution, securities issued by Kentucky and its agencies are general obligations of the issuer only in those very rare instances when they are approved by the voters in a statewide referendum. In all other instances, payment is dependent on only the revenues generated directly from the properties financed by the securities or on the lease payments from a user, which may be bound only by a short-term lease. Securities issued by counties, cities, taxing districts and other political subdivisions of Kentucky beneath certain ceiling amounts are not so restricted. Securities issued by some other states or their agencies or political subdivisions are not subject to limitations such as those contained in Kentucky’s constitution.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

32

FUND SUMMARY

Kentucky Tax Free Bond Fund

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Class A Shares

[1]	Performance data includes the performance of the Trademark Kentucky Municipal Bond Fund for the period before it was consolidated with the Fund on January 20, 1995. Historical performance shown for Class A prior to its inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect differences in expenses.

Best Quarter:	6.04%	1Q1995	Worst Quarter:

33

FUND SUMMARY

Kentucky Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 3/12/93
Class A	1/20/95
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	3/16/95			[5]	[5]
Lehman Brothers 7 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)
Lehman Brothers 3-15 Year Municipal Bond Index[3] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[4] (no deduction for sales charges or taxes)
[1]	The performance information for periods prior to January 20, 1995 reflects the performance of the Trademark Kentucky Municipal Bond Fund, which consolidated with the Fund on January 20, 1995. Historical performance shown for Classes A and B Shares prior to their inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[3]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[4]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[5]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

34

FUND SUMMARY

Kentucky Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.15%	.15%	.15%
Total Annual Fund Operating Expenses	.95%	1.45%	1.45%
Fee Waiver and/or Expense Reimbursement[4]	(.07)%	NONE	NONE
Net Expenses	.88%	1.45%	1.45%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	”Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .88% of the average daily net assets of the Class A Shares, 1.53% of the average daily net assets of the Class B Shares and 1.53% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

35

FUND SUMMARY

Kentucky Tax Free Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$536	$648	$148	$248	$148
3 Years	727	759	459	459	459
5 Years	940	992	792	792	792
10 Years	1,553	1,600	1,600	1,735	1,735
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $543.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

36

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Louisiana Tax Free Bond Fund

(formerly One Group® Louisiana Municipal Bond Fund)

What is the goal of the Fund?	The Fund seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Louisiana personal income tax. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories. The Fund’s average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Louisiana Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

37

FUND SUMMARY

Louisiana Tax Free Bond Fund

MAIN RISKS	Non-Diversification. The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Louisiana Tax Free Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Louisiana, certain factors affecting Louisiana including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Louisiana economy is heavily dependent on a single industry, in this case energy (oil and gas). However, Louisiana has worked to promote increased diversification and its tourism industry has become the State’s second largest industry. Although Louisiana has reduced its per capita debt burden to more moderate levels, wealth and income indicators are below the national average. Louisiana’s average employment growth for the past five years is the highest since 1982. Economic growth is expected to surpass most other states during the overall U.S. economic slowdown because of its various commercial sectors.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

38

FUND SUMMARY

Louisiana Tax Free Bond Fund

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Class A Shares

[1]	Performance data includes the performance of the Paragon Louisiana Tax-Free Bond Fund for the period before it was consolidated with the Fund on March 26, 1996.

Best Quarter:	4.81%	1Q1995	Worst Quarter:

39

FUND SUMMARY

Louisiana Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/29/89
Class A	12/29/89
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	9/16/94			[5]	[5]
Lehman Brothers 7 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)
Lehman Brothers 3-15 Year Municipal Bond Index[3] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[4] (no deduction for sales charges or taxes)
[1]	The performance information for periods prior to March 26, 1996 reflects the performance of the Paragon Louisiana Tax-Free Bond Fund, which consolidated with the Fund on March 26, 1996. Historical performance shown for Class B prior to its inception is based on the performance of Class A, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[3]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[4]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[5]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

40

FUND SUMMARY

Louisiana Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.15%	.15%	.15%
Total Annual Fund Operating Expenses	.95%	1.45%	1.45%
Fee Waiver and/or Expense Reimbursement[4]	(.07)%	NONE	NONE
Net Expenses	.88%	1.45%	1.45%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .88% of the average daily net assets of the Class A Shares, 1.53% of the average daily net assets of the Class B Shares and 1.53% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

41

FUND SUMMARY

Louisiana Tax Free Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$536	$648	$148	$248	$148
3 Years	727	759	459	459	459
5 Years	940	992	792	792	792
10 Years	1,553	1,600	1,600	1,735	1,735
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $543.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

42

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Michigan Tax Free Bond Fund

(formerly One Group® Michigan Municipal Bond Fund)

What is the goal of the Fund?	The Fund seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Michigan personal income tax. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories. The Fund’s average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Michigan Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

43

FUND SUMMARY

Michigan Tax Free Bond Fund

MAIN RISKS	Non-Diversification. The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Michigan Tax Free Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Michigan, certain factors affecting Michigan including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer a substantial part of the financing of education costs from local property taxes to sales taxes and other taxes imposed at the state level.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

44

FUND SUMMARY

Michigan Tax Free Bond Fund

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Class A Shares

[1]	The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

Best Quarter	6.71%	1Q1995	Worst Quarter:

45

FUND SUMMARY

Michigan Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 2/1/93
Class A	2/1/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	9/23/96			[5]	[5]
Lehman Brothers 7 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)
Lehman Brothers 3-15 Year Municipal Bond Index[3] (no deduction for fees, expenses or taxes)					*
Lipper Michigan Municipal Fund Index[4] (no deduction for sales charges or taxes)
[1]	The performance information for periods prior to March 22, 1999 reflects the performance of the Pegasus Michigan Municipal Bond Fund, which consolidated with the Fund on March 22, 1999. Historical performance shown for Class B Shares prior to its inception is based on the performance of Select Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[3]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[4]	The Lipper Michigan Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[5]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

46

FUND SUMMARY

Michigan Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.14%	.14%	.14%
Total Annual Fund Operating Expenses	.94%	1.44%	1.44%
Fee Waiver and/or Expense Reimbursement[4]	(.06)%	NONE	NONE
Net Expenses	.88%	1.44%	1.44%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .88% of the average daily net assets of the Class A Shares, 1.53% of the average daily net assets of the Class B Shares and 1.53% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

47

FUND SUMMARY

Michigan Tax Free Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$536	$647	$147	$247	$147
3 Years	726	756	456	456	456
5 Years	937	987	787	787	787
10 Years	1,543	1,588	1,588	1,724	1,724
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $542 .
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

48

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Ohio Tax Free Bond Fund

(formerly One Group® Ohio Municipal Bond Fund)

What is the goal of the Fund?	The Fund seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Ohio personal income tax. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories. The Fund’s average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Ohio Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

49

FUND SUMMARY

Ohio Tax Free Bond Fund

MAIN RISKS	Non-Diversification. The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Ohio Tax Free Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors affecting Ohio including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio Municipal Securities or the ability of Ohio issuers to make timely payments of interest and principal.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

50

FUND SUMMARY

Ohio Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	4.81%	1Q1995	Worst Quarter:

51

FUND SUMMARY

Ohio Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 7/2/91
Class A	2/18/92
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/14/94			[5]	[5]
Lehman Brothers 7 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)
Lehman Brothers 3-15 Year Municipal Bond Index[3] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[4] (no deduction for sales charges or taxes)
[1]	Historical performance shown for Classes A and B Shares prior to their inception is based on the performance of Select Shares, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
[2]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[3]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[4]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[5]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

52

FUND SUMMARY

Ohio Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.15%	.15%	.15%
Total Annual Fund Operating Expenses	.95%	1.45%	1.45%
Fee Waiver and/or Expense Reimbursement[4]	(.07)%	NONE	NONE
Net Expenses	.88%	1.45%	1.45%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .88% of the average daily net assets of the Class A Shares, 1.53% of the average daily net assets of the Class B Shares and 1.53% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

53

.

FUND SUMMARY

Ohio Tax Free Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$536	$648	$148	$248	$148
3 Years	727	759	459	459	459
5 Years	940	992	792	792	792
10 Years	1,553	1,600	1,600	1,735	1,735
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $543.
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

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FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan West Virginia Tax Free Bond Fund

(formerly West Virginia® Municipal Bond Fund)

What is the goal of the Fund?	The Fund seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and West Virginia personal income tax. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories. The Fund’s average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The West Virginia Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

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FUND SUMMARY

West Virginia Tax Free Bond Fund

MAIN RISKS	Non-Diversification. The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the West Virginia Tax Free Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in West Virginia, certain factors affecting West Virginia including economic conditions, constitutional amendments, and legislative and executive measures may have a disproportionately negative effect on the Fund’s investments. For example, coal mining and related industries are an important part of the West Virginia economy. Increased government regulation and environmental concerns and litigation have adversely affected that industry.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND SUMMARY

West Virginia Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)1 — Class A Shares

1	The performance information for periods prior to January 20, 1997, reflects the performance of a common trust fund. The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	4.18%	3Q2002	Worst Quarter:	-2.18%	2Q1999

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FUND SUMMARY

West Virginia Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/31/83
Class A	1/20/97
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class B - Return Before Taxes	1/20/97			[5]	[5]
Lehman Brothers 7 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)					*
Lehman Brothers 3-15 Year Municipal Bond Index[3] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[4] (no deduction for sales charges or taxes)					*
[1]	The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund (inception 12/31/83) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
[2]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[3]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.
[4]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
[5]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 years” and “performance since” columns represents a combination of Class A and Class B operating expenses.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

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FUND SUMMARY

West Virginia Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	4.50%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.30%	.30%	.30%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.15%	.15%	.15%
Total Annual Fund Operating Expenses	.95%	1.45%	1.45%
Fee Waiver and/or Expense Reimbursement[4]	(.07)%	NONE	NONE
Net Expenses	.88%	1.45%	1.45%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .88% of the average daily net assets of the Class A Shares, 1.53% of the average daily net assets of the Class B Shares and 1.53% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

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FUND SUMMARY

West Virginia Tax Free Bond Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$536	$648	$148	$248	$148
3 Years	727	759	459	459	459
5 Years	940	992	792	792	792
10 Years	1,553	1,600	1,600	1,735	1,735
[1]	Without contractual fee waivers, 1 Year expenses for Class A Shares would be $543.
2	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

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More About the Funds

Each of the ten Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

Principal Investment Strategies	The mutual funds described in this prospectus are designed to produce income exempt from federal and/or state income tax. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries:
Investments, Risk & Performance” in the front of this prospectus. They are also described below.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

JPMORGAN SHORT TERM TAX FREE BOND FUND.  Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. The Fund also invests in mortgage-backed and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

• The Fund will, from time to time, invest more than 25% of its total assets in municipal housing authority obligations.

• Up to 20% of the Fund’s assets may be held in cash and cash equivalents.

• The Fund’s average weighted maturity normally will be three years or less.

JPMORGAN INTERMEDIATE TAX FREE BOND FUND.  Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. The Fund also invests in restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

• The Fund’s average weighted maturity normally will range between three and 10 years.

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WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short-Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

JPMORGAN TAX FREE BOND FUND.  Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. The securities in which the fund invests may have fixed rates of return or floating or variable rates.

• Up to 20% of the Fund’s assets may be held in cash and cash equivalents.

• The Fund may invest in securities without regard to maturity.

JPMORGAN TAX FREE INCOME BOND FUND.  Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For the purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. The Fund also invests in mortgage-backed securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

• As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets:

(i) in securities within a single industry; or

(ii) in securities of governmental units or issuers in the same state, territory or possession. However, from time to time, the Fund will invest more than 25% of its total assets in municipal housing authority obligations.

•  The Fund’s average weighted maturity will range from five to 15 years, although the Fund may shorten its average weighted maturity to as little as two years if appropriate for temporary defensive purposes.

JPMORGAN ARIZONA TAX FREE BOND FUND.  Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Arizona personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

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•   The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Arizona personal income tax.

• The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

• The Fund’s average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

JPMORGAN KENTUCKY TAX FREE BOND FUND.  Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from both federal and Kentucky personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•   The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Kentucky personal income tax.

• The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

• The Fund’s average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

JPMORGAN LOUISIANA TAX FREE BOND FUND.  Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•   The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Louisiana personal income tax.

• The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

• The Fund’s average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

JPMORGAN MICHIGAN TAX FREE BOND FUND.  Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•   The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Michigan personal income tax.

• The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

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• The Fund’s average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

JPMORGAN OHIO TAX FREE BOND FUND.  Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•   The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Ohio personal income tax.

• The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

• The Fund’s average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

JPMORGAN WEST VIRGINIA TAX FREE BOND FUND.  Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•   The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and West Virginia personal income tax.

• The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

• The Fund’s average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

Investment Risks	The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

DERIVATIVES.  The Funds may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

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WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

PREPAYMENT AND CALL RISK.  The Funds may invest a portion of their assets in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages are prepaid, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Portfolio Quality	Various rating organizations (like Standard & Poor’s Ratings Service and Moody’s
Investors Service, Inc.) assign ratings to debt securities. Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade
Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors will look at a security’s rating at the time of investment. If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Banc One Investment Advisors will consider such an event in determining whether the Fund should continue to hold the security.

• Municipal Securities that are bonds must be rated as investment grade.

•   Short-term securities such as taxable and tax-exempt commercial paper, notes and variable rate demand obligations must be rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories.

•   The Louisiana Tax Free Bond Fund also may invest in short-term tax-exempt municipal securities rated at least MIG3 (VMIG3) by Moody’s or SP-2 by S&P. These securities may have speculative characteristics.

For more information about ratings, please see “Description of Ratings” in the Statement of Additional Information.

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Temporary Defensive Positions	For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes.
These investments may result in a lower yield than lower-quality or longer-term investments, produce taxable income, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Portfolio Turnover	The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Funds

Purchasing Fund Shares

Where can I buy shares?	You may purchase Fund shares:

•  Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

• Directly from the Funds through the Distributor.

Who can buy shares?	• Class A, Class B and Class C Shares may be purchased by the general public.

When can I buy shares?

•  Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•  Only purchase requests accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•	If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•  If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

• Share ownership is electronically recorded, therefore no certificate will be issued.

•  The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt

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portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•   The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•   Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•   Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•   Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

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•   In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think that it is in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?	• This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

•   Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

• You may pay a sales charge at the time of purchase.

• Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

• You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

• Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

• Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

• There is no maximum investment amount for Class A Shares.

Class B Shares

• You will not pay a sales charge at the time of purchase.

•   A CDSC will apply on shares of the Fund, other than the JPMorgan Short Term Tax Free Bond Fund, sold within six years and on shares of the JPMorgan Short Term Tax Free Bond Fund sold within four years. Conversion periods are measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

• Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

•   Class B Shares of the Funds, other than the JPMorgan Short Term Tax Free Bond Fund, automatically convert to Class A Shares after eight years. Class B Shares of the JPMorgan Short Term Tax Free Bond Fund automatically convert to Class A Shares after six years. Conversion periods are measured from the first day of the month in which the shares were purchased.

• Class B Shares should not be used for investments of more than $99,999.

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1.    You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your Financial Intermediary or the Funds of any and all accounts that may be linked together for the purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing Your Class A Sales Charges.”

2. Individual purchases of $100,000 or more will be rejected.

Class C Shares

• You will not pay a sales charge at the time of purchase.

•   Except for the JPMorgan Short Term Tax Free Bond Fund, a CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

•   Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

• There is no maximum investment amount for Class C Shares.

Each Fund may also issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A person who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

How much do shares cost?	• Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

• Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

•   NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•   The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value.

•   A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the

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NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?	1. Read the prospectus carefully, and select the fund or funds and share class most appropriate for you.

2. Decide how much you want to invest.

•   Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund, except Class C Shares of the JPMorgan Short Term Tax Free Bond Fund. The minimum initial investment for Class C Shares of the JPMorgan Short Term Tax Free Bond Fund is $10,000. For further information regarding initial investments in the Funds see “Purchasing Fund Shares - Can I invest on a systematic basis?.”

• You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

• Subsequent investments must be at least $25 per Fund.

•   You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

•   Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

• For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

• A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares - Can I automatically invest on a systematic basis?.”

3.	When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

•   We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained,

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your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

•  Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

4. Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

• JPMorgan Funds Services; or

• The specific Fund in which you are investing.

• If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH JTWROS)

5. If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

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Can I purchase shares over the telephone?	Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

• Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

• Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

•   The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

• You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. Except for Class C Shares of the JPMorgan Short Term Tax Free Bond Fund, you may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. For Class C Shares of the JPMorgan Short Term Tax Free Bond Fund, you may choose to make an initial investment of an amount less than the required minimum of $10,000 as long as your initial investment is at least $1,000 and you agree to make regular monthly investments of at least $1,000. To establish a Systematic Investment Plan:

• Select the “Systematic Investment Plan” option on the Account Application.

• Provide the necessary information about the bank account from which your investments will be made.

• The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

• You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

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Sales Charges	The Distributor compensates Financial Intermediaries who sell shares of the Funds.
Compensation comes from sales charges, Rule 12b-1 fees and payments by the
Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in “Management of the Funds.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and click on the hyperlinks “JPMorgan Funds” and “Fees and Pricing” or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

Except for the JPMorgan Short Term Tax Free Bond Fund, this table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

AMOUNT OF PURCHASES	SALE CHARGE AS A % OF THE OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT[1]	COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	4.50	4.71	4.05
$100,000-$249,999	3.50	3.63	3.05
$250,000-$499,999	2.50	2.56	2.05
$500,000-$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds (other than the JPMorgan Short Term Tax Free Bond Fund) and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of any of those Funds between 12 and 24 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

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If you buy Class A Shares of the Short Term Tax Free Bond Fund, the following table shows the amount of sales charge and the commissions paid to Financial Intermediaries.

AMOUNT OF PURCHASES	SALE CHARGE AS A % OF THE OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT[1]	COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	3.00	3.09	2.70
$100,000-$249,999	2.50	2.56	2.18
$250,000-$499,999	2.00	2.04	1.64
$500,000-$999,999	1.50	1.52	1.20
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rate disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the JPMorgan Short Term Tax Free Bond Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the Funds that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

•   Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1. Your account(s);

2. Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5. Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

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Inorder to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•   Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:
1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

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3.   Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

• The JPMorgan Funds.

• JPMorgan Chase & Co. (JPMorgan Chase) and its subsidiaries and affiliates.

4. Bought by employees of:

• Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•   Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

• Washington Management Corporation and its subsidiaries and affiliates.

• The BISYS Group, Inc. and its subsidiaries and affiliates.

5. Bought by:

•   Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•   Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•   Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

• Tuition programs that qualify under Section 529 of the Internal Revenue Code.

• An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•   A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.   Bought with proceeds from the sale of Select Shares of a JPMorgan Fund or acquired in an exchange of Select Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.   Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

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8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9. Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

11. Purchased during a JPMorgan Fund’s special offering.

12.  Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B Shares are offered at NAV per share, without any up-front sales charges. However, if you redeem Class B Shares of the Funds (other than the JPMorgan Short Term Tax Free Bond Fund) within six years of the purchase date, measured from the first day of the month in which the shares were purchased you will be assessed a CDSC according to the following schedule:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	5.00
1-2	4.00
2-3	3.00
3-4	3.00
4-5	2.00
5-6	1.00
More than 6	NONE

If you redeem Class B Shares of the JPMorgan Short Term Tax Free Bond Fund prior to the fourth anniversary of purchase, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	3.00
1-2	3.00
2-3	2.00
3-4	1.00
More than 4	NONE

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The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of all the Funds except for the JPMorgan Short Term Tax Free Bond Fund. Financial Intermediaries receive a commission of 2.75% of the purchase price of Class B Shares of the JPMorgan Short Term Tax Free Bond Fund.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased. Class B Shares of the JPMorgan Short Term Tax Free Bond Fund convert to Class A Shares after six years measured from the end of the month in which the shares were purchased.

• After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

• You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

•   Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

• If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any up-front sales charge. However, except with respect to the JPMorgan Short Term Tax Free Bond Fund, if you redeem your shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	1.00
After first year	NONE

There is no CDSC assessed on Class C Shares of the JPMorgan Short Term Tax Free Bond Fund.

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds other than the JPMorgan Short Term Tax Free Bond Fund.

How the Class B and Class C CDSC is Calculated

• The Fund assumes that all purchases made in a given month were made on the first day of the month.

•   For Class B Shares purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares purchased on or after November 1, 2002 and Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

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• No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

•   To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

•   If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver	of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.    If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?.”

2.   Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3.   If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4.   That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6. That are involuntary resulting from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

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8.   Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?.”

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

1.    No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Rule 12b-1 Fees	Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds.
These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the
Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule
12b-1 fees to Financial Intermediaries that sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.   Class B and Class C Shares pay a Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Fees

The JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain shareholder services and related services to the Funds. For performing these services, JPMDS as shareholder servicing agent, will receive an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS

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will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and shareholder servicing fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Exchanging Fund Shares

What are my exchange privileges?	You may make the following exchanges:

•    Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund, subject to meeting any investment minimum or eligibility requirement. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market Fund.

• Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

•    Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Tax Free Bond Fund and, JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

• Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

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When are exchanges processed?	Exchange requests are processed the same business day they are received, provided:
• The Fund receives the request by 4:00 p.m. ET.

• You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?	Generally, you will not pay a sales charge on an exchange. However:
• If you exchange Class B or Class C Shares of a Fund for Class B Shares or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short-Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?	Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

•	You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?	No.

•   However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•   Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

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Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•    Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

• A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?	You may use any of the following methods to redeem your shares:

1. You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

2. You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3. We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4. You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

• You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

• You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

• On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

•    Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

What will my shares be worth?

•    If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.

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Can I redeem by telephone?	Yes, if you selected this option on your Account Application.

• Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•   Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•   The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•   You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Can I redeem on a systematic basis?

1.    If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

• Select the “Systematic Withdrawal Plan” option on the Account Application.

• Specify the amount you wish to receive and the frequency of the payments.

• You may designate a person other than yourself as the payee.

• There is no fee for this service.

2. If you select this option, please keep in mind that:

•   It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

• Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

• Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.   The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are

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not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share for shares of the applicable class.

4.   If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5. You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•   Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•   Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2.   If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

• The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

• You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

Voting Rights	The Funds do not hold annual shareholder meetings, but may hold special meetings.
The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

Dividends

The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

Special Dividend Rules for Class B Shares

Class B Shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B Shares (other than those in the sub-account) convert to Class A Shares, a percentage of the Class B Shares in the sub-account will also convert to Class A Shares. (See “Sales Charges — Conversion Feature.”)

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Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Federal Taxation of Distributions

Exempt-Interest Dividends. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s assets consists of obligations the interest on which is excludable from gross income, the Fund may pay “exempt-interest dividends” to you. Generally, exempt-interest dividends are excludable from gross income. However:

1. If you receive Social Security or Railroad Retirement benefits, you may be taxed on a portion of such benefits if you receive exempt-interest dividends from the Funds.

2. Receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state and local taxes, both for individual and corporate shareholders.

Interest on Private Activity Bonds. The Tax Free Income Bond Fund, the Short Term Tax Free Bond Fund, the Arizona Tax Free Bond Fund, the West Virginia Tax Free Bond Fund, the Kentucky Tax Free Bond Fund, the Louisiana Tax Free Bond Fund, the Ohio Tax Free Fund and the Tax Free Bond Fund may invest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the federal alternative minimum tax (Private Activity Bonds). The Intermediate Tax Free Bond Fund and the Tax Free Bond Fund may invest as much as 20% of their assets in such Private Activity Bonds. As a result, Fund shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from those Funds subject to federal income tax. Additionally, corporate shareholders will be required to take the interest on municipal securities (including municipal securities of each Fund’s respective state) into account in determining their alternative minimum taxable income. Persons who are substantial users of facilities financed by Private Activity Bonds or who are “related persons” of such substantial users should consult their tax advisors before investing in the Funds.

Investment Income and Capital Gains Dividends. Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

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Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous year.

State and Local Taxation of Distributions. Dividends that are derived from the Funds’ investments in U.S. government obligations may not be entitled to the exemptions from state and local taxes that would be available if you purchased U.S. government obligations directly.

The Funds will notify you annually of the percentage of income and distributions derived from U.S. government obligations. Unless otherwise discussed below, investment income and capital gains dividends may be subject to state and local taxes.

Arizona Taxes. Exempt-interest dividends from the Arizona Tax Free Bond Fund which are derived from interest on tax-exempt obligations of the state of Arizona and its political subdivisions and certain obligations of the United States or its territories are exempt from Arizona income tax. Other distributions from the Fund, including those related to long-term and short-term capital gains, will be subject to Arizona income tax. Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations, the interest on which is exempt from Arizona income tax.

Kentucky Taxes. Dividends received from the Kentucky Tax Free Bond Fund which are derived from interest on Kentucky municipal securities are exempt from the Kentucky individual income tax. Dividends paid from interest earned on securities that are merely guaranteed by the federal government, from interest earned on repurchase agreements collateralized by U.S. government obligations, or from interest earned on obligations of other states are not exempt from Kentucky individual income tax. Any distributions of net short-term and net long-term capital gains earned by the Fund are includable in each Shareholder’s Kentucky adjusted gross income as dividend income and long-term capital gains, respectively, and are both taxed at ordinary income tax rates. The Kentucky General Assembly has granted an exemption from Kentucky income tax for gains from the disposition of bonds issued by the Turnpike Authority of Kentucky, and dividends paid by the Kentucky Tax Free Bond Fund attributable to such gains will not be subject to Kentucky income tax.

Louisiana Taxes. Dividends received by Louisiana residents from the Louisiana Tax Free Fund are exempt from Louisiana income tax to the extent that they are derived from interest on tax-exempt obligations issued by the State of Louisiana or any of its political subdivisions, agencies, municipalities or other instrumentalities. In general, however, other distributions are subject to Louisiana income tax. All income from Fund shares

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retains its character in the hands of an individual taxpayer. Neither the state nor any of its municipalities may impose property tax on Fund shares.

Michigan Taxes. Distributions received from the Michigan Tax Free Bond Fund are exempt from Michigan personal income tax and, generally, also exempt from Michigan single business tax to the extent they are derived from interest on tax-exempt securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a Shareholder’s business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax, and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

Ohio Taxes. Dividends received from the Ohio Tax Free Bond Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Dividends that are attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

West Virginia Taxes. Distributions from the West Virginia Tax Free Bond Fund which are derived from interest or dividends on obligations or securities of a West Virginia state or local municipal governmental body generally are exempt from West Virginia income tax. In addition, you will not pay that tax on the portion of your income from the Fund which represents interest or dividends received on obligations or securities of the United States and some of its authorities, commissions or instrumentalities.

Tax Information	Information in the preceding paragraphs is based on the current law as well as current policies of the various state Departments of Taxation, all of which may change.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

Shareholder Statements and Reports	The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.
The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

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To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

Availability of Proxy Voting Record	The Trustees have delegated the authority to vote proxies for securities owned by the
Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at
www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than
August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

Portfolio Holdings Disclosure	No sooner than 30 days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the
SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

The Adviser, Administrator and Distributor	Banc One Investment Advisors Corporation (the Adviser) (1111 Polaris Parkway, P.O. Box
710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities
subject to the supervision of, and policies established by, the Trustees of                    .
Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of
December 31, 2004, Banc One Investment Advisors managed over $     billion in assets.
Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan
Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as
“Banc One Investment Advisors” or the “Investment Adviser.”

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Advisory Fees	Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Short Term Tax Free Bond Fund	.35
JPMorgan Intermediate Tax Free Bond Fund	.40
JPMorgan Tax Free Bond Fund	.40
JPMorgan Tax Free Income Bond Fund	.40
JPMorgan Arizona Tax Free Bond Fund	.40
JPMorgan Kentucky Tax Free Bond Fund	.40
JPMorgan Louisiana Tax Free Bond Fund	.40
JPMorgan Michigan Tax Free Bond Fund	.40
JPMorgan Ohio Tax Free Bond Fund	.39
JPMorgan West Virginia Tax Free Bond Fund	.39

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Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase, such as JPMorgan
Chase Bank, N.A, Banc One Capital Markets, Bank One Trust Company, N.A., and Banc
One Securities Corporation. These additional cash incentives, sometimes referred to as
“Revenue Sharing Arrangements,” are payments over and above the sales charges
(including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial
Intermediary management representatives. Cash compensation may also be paid to
Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc
One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial
Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the
Statement of Additional Information.

The Fund Managers	The Funds are managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the Funds. Each team member makes recommendations about securities to be purchased and sold in the Funds. The research analysts provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Funds.

Fund Manager Compensation and Fund Holdings	Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program that is tied directly to both short-term and long-term relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/or its Lipper peer group.
In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan tied to long-term investment performance that provides up to 100% of the cash incentive award, which vests after three years. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase. restricted stock and options programs.
Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of
Additional Information.

93

Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

94

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors, and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached

95

Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Funds’ investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples	As noted above, the settlement agreement with the NYAG requires Banc One
Investment Advisors to establish reduced “net management fee rates” for certain Funds
(“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the
Reduced Rate Funds, less waivers and reimbursements by Banc One Investment
Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the
Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30,
2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value
Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond
Fund and the Reduced Rates on various classes of those Funds were implemented
September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable.

The Funds offered in this prospectus are not subject to a Reduced Rate.

96

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Short Term Tax Free Bond Fund	A	0.80%	0.80%	0.90%
	B	1.30%	1.30%	1.40%
	C	1.30%	1.30%	1.40%
JPMorgan Intermediate Tax Free Bond Fund	A	0.85%	0.85%	0.93%
	B	1.50%	1.43%	1.43%
	C	1.50%	1.43%	1.43%
JPMorgan Tax Free Bond Fund	A	0.87%	0.87%	0.93%
	B	1.52%	1.43%	1.43%
	C	1.52%	1.43%	1.43%
JPMorgan Tax Free Income Bond Fund	A	0.87%	0.87%	0.93%
	B	1.52%	1.43%	1.43%
	C	1.52%	1.43%	1.43%
JPMorgan Arizona Tax Free Bond Fund	A	0.88%	0.88%	0.93%
	B	1.53%	1.43%	1.43%
	C	1.53%	1.43%	1.43%
JPMorgan Kentucky Tax Free Bond Fund	A	0.88%	0.88%	0.95%
	B	1.53%	1.45%	1.45%
	C	1.53%	1.45%	1.45%
JPMorgan Louisiana Tax Free Bond Fund	A	0.88%	0.88%	0.95%
	B	1.53%	1.45%	1.45%
	C	1.53%	1.45%	1.45%
JPMorgan Michigan Tax Free Bond Fund	A	0.88%	0.88%	0.94%
	B	1.53%	1.44%	1.44%
	C	1.53%	1.44%	1.44%
JPMorgan Ohio Tax Free Bond Fund	A	0.88%	0.88%	0.95%
	B	1.53%	1.45%	1.45%
	C	1.53%	1.45%	1.45%
JPMorgan West Virginia Tax Free Bond Fund	A	0.88%	0.88%	0.95%
	B	1.53%	1.45%	1.45%
	C	1.53%	1.45%	1.45%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

• On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

• Your investment has a 5% return each year;

• The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

• At the time of purchase, any applicable initial sales charges (loads) are deducted; and

• There is no sales charge (load) on reinvested dividends.

•   The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

97

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

98

JPMORGAN SHORT TERM TAX FREE BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$379	5.00%	4.20%	4.20%	$132	5.00%	3.70%	3.70%	$132	5.00%	3.70%	3.70%
October 31, 2006	$83	10.25%	8.58%	4.20%	$137	10.25%	7.54%	3.70%	$137	10.25%	7.54%	3.70%
October 31, 2007	$97	15.76%	13.03%	4.10%	$153	15.76%	11.41%	3.60%	$153	15.76%	11.41%	3.60%
October 31, 2008	$101	21.55%	17.66%	4.10%	$159	21.55%	15.42%	3.60%	$159	21.55%	15.42%	3.60%
October 31, 2009	$105	27.63%	22.49%	4.10%	$164	27.63%	19.57%	3.60%	$164	27.63%	19.57%	3.60%
October 31, 2010	$109	34.01%	27.51%	4.10%	$170	34.01%	23.88%	3.60%	$170	34.01%	23.88%	3.60%
October 31, 2011	$114	40.71%	32.74%	4.10%	$114	40.71%	28.96%	4.10%	$177	40.71%	28.34%	3.60%
October 31, 2012	$118	47.75%	38.18%	4.10%	$118	47.75%	34.24%	4.10%	$183	47.75%	32.96%	3.60%
October 31, 2013	$123	55.13%	43.84%	4.10%	$123	55.13%	39.75%	4.10%	$189	55.13%	37.74%	3.60%
October 31, 2014	$128	62.89%	49.74%	4.10%	$128	62.89%	45.48%	4.10%	$196	62.89%	42.70%	3.60%
October 31, 2015	$133	71.03%	55.88%	4.10%	$134	71.03%	51.44%	4.10%	$203	71.03%	47.84%	3.60%

[1]	Class B Shares automatically convert to Class A Shares after six years.

JPMORGAN INTERMEDIATE TAX FREE BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$533	5.00%	4.15%	4.15%	$148	5.00%	3.55%	3.55%	$148	5.00%	3.55%	3.55%
October 31, 2006	$86	10.25%	8.47%	4.15%	$151	10.25%	7.25%	3.57%	$151	10.25%	7.25%	3.57%
October 31, 2007	$98	15.76%	12.89%	4.07%	$156	15.76%	11.07%	3.57%	$156	15.76%	11.07%	3.57%
October 31, 2008	$102	21.55%	17.48%	4.07%	$162	21.55%	15.04%	3.57%	$162	21.55%	15.04%	3.57%
October 31, 2009	$106	27.63%	22.26%	4.07%	$167	27.63%	19.15%	3.57%	$167	27.63%	19.15%	3.57%
October 31, 2010	$111	34.01%	27.24%	4.07%	$173	34.01%	23.40%	3.57%	$173	34.01%	23.40%	3.57%
October 31, 2011	$115	40.71%	32.42%	4.07%	$180	40.71%	27.81%	3.57%	$180	40.71%	27.81%	3.57%
October 31, 2012	$120	47.75%	37.81%	4.07%	$186	47.75%	32.37%	3.57%	$186	47.75%	32.37%	3.57%
October 31, 2013	$125	55.13%	43.42%	4.07%	$126	55.13%	37.76%	4.07%	$193	55.13%	37.09%	3.57%
October 31, 2014	$130	62.89%	49.25%	4.07%	$131	62.89%	43.36%	4.07%	$200	62.89%	41.99%	3.57%
October 31, 2015	$135	71.03%	55.33%	4.07%	$136	71.03%	49.20%	4.07%	$207	71.03%	47.06%	3.57%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

JPMORGAN TAX FREE BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$535	5.00%	4.13%	4.13%	$148	5.00%	3.54%	3.54%	$148	5.00%	3.54%	3.54%
October 31, 2006	$88	10.25%	8.43%	4.13%	$151	10.25%	7.24%	3.57%	$151	10.25%	7.24%	3.57%
October 31, 2007	$98	15.76%	12.84%	4.07%	$156	15.76%	11.07%	3.57%	$156	15.76%	11.07%	3.57%
October 31, 2008	$102	21.55%	17.44%	4.07%	$162	21.55%	15.03%	3.57%	$162	21.55%	15.03%	3.57%
October 31, 2009	$106	27.63%	22.22%	4.07%	$167	27.63%	19.14%	3.57%	$167	27.63%	19.14%	3.57%
October 31, 2010	$111	34.01%	27.19%	4.07%	$173	34.01%	23.39%	3.57%	$173	34.01%	23.39%	3.57%
October 31, 2011	$115	40.71%	32.37%	4.07%	$180	40.71%	27.80%	3.57%	$180	40.71%	27.80%	3.57%
October 31, 2012	$120	47.75%	37.75%	4.07%	$186	47.75%	32.36%	3.57%	$186	47.75%	32.36%	3.57%
October 31, 2013	$125	55.13%	43.36%	4.07%	$126	55.13%	37.75%	4.07%	$193	55.13%	37.09%	3.57%
October 31, 2014	$130	62.89%	49.20%	4.07%	$131	62.89%	43.35%	4.07%	$200	62.89%	41.98%	3.57%
October 31, 2015	$135	71.03%	55.27%	4.07%	$136	71.03%	49.19%	4.07%	$207	71.03%	47.05%	3.57%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

99

JPMORGAN TAX FREE INCOME BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$535	5.00%	4.13%	4.13%	$148	5.00%	3.54%	3.54%	$148	5.00%	3.54%	3.54%
October 31, 2006	$88	10.25%	8.43%	4.13%	$151	10.25%	7.24%	3.57%	$151	10.25%	7.24%	3.57%
October 31, 2007	$98	15.76%	12.84%	4.07%	$156	15.76%	11.07%	3.57%	$156	15.76%	11.07%	3.57%
October 31, 2008	$102	21.55%	17.44%	4.07%	$162	21.55%	15.03%	3.57%	$162	21.55%	15.03%	3.57%
October 31, 2009	$106	27.63%	22.22%	4.07%	$167	27.63%	19.14%	3.57%	$167	27.63%	19.14%	3.57%
October 31, 2010	$111	34.01%	27.19%	4.07%	$173	34.01%	23.39%	3.57%	$173	34.01%	23.39%	3.57%
October 31, 2011	$115	40.71%	32.37%	4.07%	$180	40.71%	27.80%	3.57%	$180	40.71%	27.80%	3.57%
October 31, 2012	$120	47.75%	37.75%	4.07%	$186	47.75%	32.36%	3.57%	$186	47.75%	32.36%	3.57%
October 31, 2013	$125	55.13%	43.36%	4.07%	$126	55.13%	37.75%	4.07%	$193	55.13%	37.09%	3.57%
October 31, 2014	$130	62.89%	49.20%	4.07%	$131	62.89%	43.35%	4.07%	$200	62.89%	41.98%	3.57%
October 31, 2015	$135	71.03%	55.27%	4.07%	$136	71.03%	49.19%	4.07%	$207	71.03%	47.05%	3.57%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

JPMORGAN ARIZONA TAX FREE BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$536	5.00%	4.12%	4.12%	$149	5.00%	3.54%	3.54%	$149	5.00%	3.54%	3.54%
October 31, 2006	$89	10.25%	8.41%	4.12%	$151	10.25%	7.24%	3.57%	$151	10.25%	7.24%	3.57%
October 31, 2007	$98	15.76%	12.82%	4.07%	$156	15.76%	11.06%	3.57%	$156	15.76%	11.06%	3.57%
October 31, 2008	$102	21.55%	17.41%	4.07%	$162	21.55%	15.03%	3.57%	$162	21.55%	15.03%	3.57%
October 31, 2009	$106	27.63%	22.19%	4.07%	$167	27.63%	19.14%	3.57%	$167	27.63%	19.14%	3.57%
October 31, 2010	$111	34.01%	27.17%	4.07%	$173	34.01%	23.39%	3.57%	$173	34.01%	23.39%	3.57%
October 31, 2011	$115	40.71%	32.34%	4.07%	$180	40.71%	27.79%	3.57%	$180	40.71%	27.79%	3.57%
October 31, 2012	$120	47.75%	37.73%	4.07%	$186	47.75%	32.36%	3.57%	$186	47.75%	32.36%	3.57%
October 31, 2013	$125	55.13%	43.33%	4.07%	$126	55.13%	37.74%	4.07%	$193	55.13%	37.08%	3.57%
October 31, 2014	$130	62.89%	49.17%	4.07%	$131	62.89%	43.35%	4.07%	$200	62.89%	41.98%	3.57%
October 31, 2015	$135	71.03%	55.24%	4.07%	$136	71.03%	49.18%	4.07%	$207	71.03%	47.04%	3.57%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

JPMORGAN KENTUCKY TAX FREE BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$536	5.00%	4.12%	4.12%	$150	5.00%	3.53%	3.53%	$150	5.00%	3.53%	3.53%
October 31, 2006	$89	10.25%	8.41%	4.12%	$153	10.25%	7.20%	3.55%	$153	10.25%	7.20%	3.55%
October 31, 2007	$100	15.76%	12.90%	4.05%	$158	15.76%	11.01%	3.55%	$158	15.76%	11.01%	3.55%
October 31, 2008	$104	21.55%	17.37%	4.05%	$164	21.55%	14.95%	3.55%	$164	21.55%	14.95%	3.55%
October 31, 2009	$109	27.63%	22.12%	4.05%	$170	27.63%	19.03%	3.55%	$170	27.63%	19.03%	3.55%
October 31, 2010	$113	34.01%	27.07%	4.05%	$176	34.01%	23.25%	3.55%	$176	34.01%	23.25%	3.55%
October 31, 2011	$118	40.71%	32.21%	4.05%	$182	40.71%	27.63%	3.55%	$182	40.71%	27.63%	3.55%
October 31, 2012	$122	47.75%	37.57%	4.05%	$188	47.75%	32.16%	3.55%	$188	47.75%	32.16%	3.55%
October 31, 2013	$127	55.13%	43.14%	4.05%	$128	55.13%	37.51%	4.05%	$195	55.13%	36.85%	3.55%
October 31, 2014	$133	62.89%	48.94%	4.05%	$133	62.89%	43.08%	4.05%	$202	62.89%	41.71%	3.55%
October 31, 2015	$138	71.03%	54.97%	4.05%	$139	71.03%	48.88%	4.05%	$209	71.03%	46.74%	3.55%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

100

JPMORGAN LOUISIANA TAX FREE BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$536	5.00%	4.12%	4.12%	$150	5.00%	3.53%	3.53%	$150	5.00%	3.53%	3.53%
October 31, 2006	$89	10.25%	8.41%	4.12%	$153	10.25%	7.20%	3.55%	$153	10.25%	7.20%	3.55%
October 31, 2007	$100	15.76%	12.80%	4.05%	$158	15.76%	11.01%	3.55%	$158	15.76%	11.01%	3.55%
October 31, 2008	$104	21.55%	17.37%	4.05%	$164	21.55%	14.95%	3.55%	$164	21.55%	14.95%	3.55%
October 31, 2009	$109	27.63%	22.12%	4.05%	$170	27.63%	19.03%	3.55%	$170	27.63%	19.03%	3.55%
October 31, 2010	$113	34.01%	27.07%	4.05%	$176	34.01%	23.25%	3.55%	$176	34.01%	23.25%	3.55%
October 31, 2011	$118	40.71%	32.21%	4.05%	$182	40.71%	27.63%	3.55%	$182	40.71%	27.63%	3.55%
October 31, 2012	$122	47.75%	37.57%	4.05%	$188	47.75%	32.16%	3.55%	$188	47.75%	32.16%	3.55%
October 31, 2013	$127	55.13%	43.14%	4.05%	$128	55.13%	37.51%	4.05%	$195	55.13%	36.85%	3.55%
October 31, 2014	$133	62.89%	48.94%	4.05%	$133	62.89%	43.08%	4.05%	$202	62.89%	41.71%	3.55%
October 31, 2015	$138	71.03%	54.97%	4.05%	$139	71.03%	48.88%	4.05%	$209	71.03%	46.74%	3.55%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

JPMORGAN MICHIGAN TAX FREE BOND FUND	CLASS A				CLASS B1				CLASS C

PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$536	5.00%	4.12%	4.12%	$149	5.00%	3.53%	3.53%	$149	5.00%	3.53%	3.53%
October 31, 2006	$89	10.25%	8.41%	4.12%	$152	10.25%	7.22%	3.56%	$152	10.25%	7.22%	3.56%
October 31, 2007	$99	15.76%	12.81%	4.06%	$157	15.76%	11.04%	3.56%	$157	15.76%	11.04%	3.56%
October 31, 2008	$103	21.55%	17.39%	4.06%	$163	21.55%	14.99%	3.56%	$163	21.55%	14.99%	3.56%
October 31, 2009	$108	27.63%	22.16%	4.06%	$169	27.63%	19.08%	3.56%	$169	27.63%	19.08%	3.56%
October 31, 2010	$112	34.01%	27.12%	4.06%	$175	34.01%	23.32%	3.56%	$175	34.01%	23.32%	3.56%
October 31, 2011	$116	40.71%	32.28%	4.06%	$181	40.71%	27.71%	3.56%	$181	40.71%	27.71%	3.56%
October 31, 2012	$121	47.75%	37.65%	4.06%	$187	47.75%	32.26%	3.56%	$187	47.75%	32.26%	3.56%
October 31, 2013	$126	55.13%	43.24%	4.06%	$127	55.13%	37.63%	4.06%	$194	55.13%	36.97%	3.56%
October 31, 2014	$131	62.89%	49.05%	4.06%	$132	62.89%	43.22%	4.06%	$201	62.89%	41.84%	3.56%
October 31, 2015	$137	71.03%	55.10%	4.06%	$137	71.03%	49.03%	4.06%	$208	71.03%	46.89%	3.56%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

JPMORGAN OHIO TAX FREE BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$536	5.00%	4.12%	4.12%	$150	5.00%	3.53%	3.53%	$150	5.00%	3.53%	3.53%
October 31, 2006	$89	10.25%	8.41%	4.12%	$153	10.25%	7.20%	3.55%	$153	10.25%	7.20%	3.55%
October 31, 2007	$100	15.76%	12.80%	4.05%	$158	15.76%	11.01%	3.55%	$158	15.76%	11.01%	3.55%
October 31, 2008	$104	21.55%	17.37%	4.05%	$164	21.55%	14.95%	3.55%	$164	21.55%	14.95%	3.55%
October 31, 2009	$109	27.63%	22.12%	4.05%	$170	27.63%	19.03%	3.55%	$170	27.63%	19.03%	3.55%
October 31, 2010	$113	34.01%	27.07%	4.05%	$176	34.01%	23.25%	3.55%	$176	34.01%	23.25%	3.55%
October 31, 2011	$118	40.71%	32.21%	4.05%	$182	40.71%	27.63%	3.55%	$182	40.71%	27.63%	3.55%
October 31, 2012	$122	47.75%	37.57%	4.05%	$188	47.75%	32.16%	3.55%	$188	47.75%	32.16%	3.55%
October 31, 2013	$127	55.13%	43.14%	4.05%	$128	55.13%	37.51%	4.05%	$195	55.13%	36.85%	3.55%
October 31, 2014	$133	62.89%	48.94%	4.05%	$133	62.89%	43.08%	4.05%	$202	62.89%	41.71%	3.55%
October 31, 2015	$138	71.03%	54.97%	4.05%	$139	71.03%	48.88%	4.05%	$209	71.03%	46.74%	3.55%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

101

JPMORGAN WEST VIRGINIA TAX FREE BOND FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$536	5.00%	4.12%	4.12%	$150	5.00%	3.53%	3.53%	$150	5.00%	3.53%	3.53%
October 31, 2006	$89	10.25%	8.41%	4.12%	$153	10.25%	7.20%	3.55%	$153	10.25%	7.20%	3.55%
October 31, 2007	$100	15.76%	12.80%	4.05%	$158	15.76%	11.01%	3.55%	$158	15.76%	11.01%	3.55%
October 31, 2008	$104	21.55%	17.37%	4.05%	$164	21.55%	14.95%	3.55%	$164	21.55%	14.95%	3.55%
October 31, 2009	$109	27.63%	22.12%	4.05%	$170	27.63%	19.03%	3.55%	$170	27.63%	19.03%	3.55%
October 31, 2010	$113	34.01%	27.07%	4.05%	$176	34.01%	23.25%	3.55%	$176	34.01%	23.25%	3.55%
October 31, 2011	$118	40.71%	32.21%	4.05%	$182	40.71%	27.63%	3.55%	$182	40.71%	27.63%	3.55%
October 31, 2012	$122	47.75%	37.57%	4.05%	$188	47.75%	32.16%	3.55%	$188	47.75%	32.16%	3.55%
October 31, 2013	$127	55.13%	43.14%	4.05%	$128	55.13%	37.51%	4.05%	$195	55.13%	36.85%	3.55%
October 31, 2014	$133	62.89%	48.94%	4.05%	$133	62.89%	43.08%	4.05%	$202	62.89%	41.71%	3.55%
October 31, 2015	$138	71.03%	54.97%	4.05%	$139	71.03%	48.88%	4.05%	$209	71.03%	46.74%	3.55%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

102

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

SHORT TERM TAX FREE BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.40	$10.21	$10.07	$9.87	$10.01
Investment Activities:
Net investment income	0.22	0.26	0.32	0.42	0.38
Net realized and unrealized gains (losses) from investments	(0.21)	0.20	0.14	0.20	(0.14)
Total from Investment Activities	0.01	0.46	0.46	0.62	0.24
Distributions:
Net investment income	(0.22)	(0.26)	(0.32)	(0.42)	(0.38)
Net realized gains (losses) on investments	(0.03)	(0.01)	–	–	–
Total Distributions	(0.25)	(0.27)	(0.32)	(0.42)	(0.38)
NET ASSET VALUE, END OF PERIOD	$10.16	$10.40	$10.21	$10.07	$9.87
Total Return (Excludes Sales Charge)	0.11%	4.57%	4.64%	6.38%	2.47%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$107,434	$109,112	$49,927	$8,423	$3,053
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.82%
Ratio of net investment income to average net assets	2.10%	2.53%	3.13%	4.13%	3.91%
Ratio of expenses to average net assets*	1.16%	1.15%	1.15%	1.16%	1.24%
Portfolio turnover(A)	138.36%	109.73%	94.19%	89.29%	113.70%

SHORT TERM TAX FREE BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.47	$10.28	$10.14	$9.94	$10.05
Investment Activities:
Net investment income	0.17	0.21	0.27	0.36	0.31
Net realized and unrealized gains (losses) from investments	(0.21)	0.20	0.14	0.20	(0.11)
Total from Investment Activities	(0.04)	0.41	0.41	0.56	0.20
Distributions:
Net investment income	(0.17)	(0.21)	(0.27)	(0.36)	(0.31)
Net realized gains (losses) on investments	(0.03)	(0.01)	–	–	–
Total Distributions	(0.20)	(0.22)	(0.27)	(0.36)	(0.31)
NET ASSET VALUE, END OF PERIOD	$10.23	$10.47	$10.28	$10.14	$9.94
Total Return (Excludes Sales Charge)	(0.40)%	4.04%	4.10%	5.76%	2.08%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$20,726	$22,804	$7,728	$1,729	$925
Ratio of expenses to average net assets	1.30%	1.30%	1.30%	1.34%	1.47%
Ratio of net investment income to average net assets	1.60%	2.02%	2.66%	3.63%	3.24%
Ratio of expenses to average net assets*	1.81%	1.80%	1.80%	1.81%	1.89%
Portfolio turnover(A)	138.36%	109.73%	94.19%	89.29%	113.70%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

103

FINANCIAL HIGHLIGHTS

SHORT TERM TAX FREE BOND FUND CLASS C	YEAR ENDED JUNE 30,		NOVEMBER 1, 2001 TO JUNE 30, 2002(B)
	2004	2003

NET ASSET VALUE, BEGINNING OF PERIOD	$10.47	$10.28	$10.28
Investment Activities:
Net investment income	0.17	0.21	0.17
Net realized and unrealized gains (losses) from investments	(0.21)	0.20	0.01
Total from Investment Activities	(0.04)	0.41	0.18
Distributions:
Net investment income	(0.17)	(0.21)	(0.18)
Net realized gains (losses) on investments	(0.03)	(0.01)	–
Total Distributions	(0.20)	(0.22)	(0.18)
NET ASSET VALUE, END OF PERIOD	$10.23	$10.47	$10.28
Total Return (Excludes Sales Charge)	(0.41)%	4.02%	3.97	%(C)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$77,977	$94,853	$35,477
Ratio of expenses to average net assets	1.30%	1.30%	1.30	%(D)
Ratio of net investment income to average net assets	1.60%	2.03%	2.54	%(D)
Ratio of expenses to average net assets*	1.81%	1.80%	1.82	%(D)
Portfolio turnover(A)	138.36%	109.73%	94.19%

INTERMEDIATE TAX FREE BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.45	$11.05	$10.81	$10.41	$10.67
Investment Activities:
Net investment income	0.42	0.42	0.45	0.48	0.47
Net realized and unrealized gains (losses) from investments	(0.40)	0.41	0.24	0.40	(0.26)
Total from Investment Activities	0.02	0.83	0.69	0.88	0.21
Distributions:
Net investment income	(0..42)	(0.43)	(0.45)	(0.48)	(0.47)
Net realized gains	–	–	–	–	–
Total Distributions	(0.42)	(0.43)	(0.45)	(0.48)	(0.47)
NET ASSET VALUE, END OF PERIOD	$11.05	$11.45	$11.05	$10.81	$10.41
Total Return (Excludes Sales Charge)	0.17%	7.59%	6.54%	8.56%	2.03%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$64,662	$77,336	$46,752	$38,293	$32,200
Ratio of expenses to average net assets	0.84%	0.84%	0.84%	0.84%	0.84%
Ratio of net investment income to average net assets	3.68%	3.76%	4.16%	4.42%	4.48%
Ratio of expenses to average net assets*	1.14%	1.13%	1.13%	1.14%	1.15%
Portfolio turnover(A)	19.10%	48.87%	65.46%	96.03%	86.32%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Short Municipal Bond. (C) Not annualized. (D) Annualized.

104

FINANCIAL HIGHLIGHTS

INTERMEDIATE TAX FREE BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.47	$11.08	$10.84	$10.44	$10.69
Investment Activities:
Net investment income	0.35	0.34	0.39	0.41	0.40
Net realized and unrealized gains (losses) from investments	(0.39)	0.40	0.24	0.40	(0.25)
Total from Investment Activities	(0.04)	0.74	0.63	0.81	0.15
Distributions:
Net investment income	(0.35)	(0.35)	(0.39)	(0.41)	(0.40)
Net realized gains	–	–	–	–	–
Total Distributions	(0.35)	(0.35)	(0.39)	(0.41)	(0.40)
NET ASSET VALUE, END OF PERIOD	$11.08	$11.47	$11.08	$10.84	$10.44
Total Return (Excludes Sales Charge)	(0.48)%	6.89%	5.87%	7.85%	1.46%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$13,607	$17,256	$8,915	$7,857	$7,597
Ratio of expenses to average net assets	1.49%	1.49%	1.49%	1.49%	1.48%
Ratio of net investment income to average net assets	3.03%	3.11%	3.51%	3.77%	3.81%
Ratio of expenses to average net assets*	1.79%	1.78%	1.78%	1.79%	1.79%
Portfolio turnover(A)	19.10%	48.87%	65.46%	96.03%	86.32%

TAX FREE BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$13.44	$12.91	$12.74	$12.16	$12.44
Investment Activities:
Net investment income	0.55	0.55	0.57	0.58	0.57
Net realized and unrealized gains (losses) from investments	(0.52)	0.54	0.18	0.58	(0.28)
Total from Investment Activities	0.03	1.09	0.75	1.16	0.29
Distributions:
Net investment income	(0.55)	(0.56)	(0.58)	(0.58)	(0.57)
Net realized gains	(0.02)	–	–	–	–
Total Distributions	(0.57)	(0.56)	(0.58)	(0.58)	(0.57)
NET ASSET VALUE, END OF PERIOD	$12.90	$13.44	$12.91	$12.74	$12.16
Total Return (Excludes Sales Charge)	0.27	8.59%	5.97%	9.67%	2.47%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$57,927	$67,693	$51,859	$46,849	$33,629
Ratio of expenses to average net assets	0.84%	0.83%	0.83%	0.83%	0.85%
Ratio of net investment income to average net assets	4.16%	4.22%	4.47%	4.59%	4.72%
Ratio of expenses to average net assets*	0.99%	0.98%	0.98%	0.98%	1.00%
Portfolio turnover(A)	20.12%	12.05%	10.70%	33.81%	44.41%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

105

FINANCIAL HIGHLIGHTS

TAX FREE BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$13.42	$12.89	$12.72	$12.16	$12.44
Investment Activities:
Net investment income	0.47	0.47	0.48	0.50	0.49
Net realized and unrealized gains (losses) from investments	(0.52)	0.54	0.19	0.56	(0.28)
Total from investment activities	(0.05)	1.01	0.67	1.06	0.21
Distributions:
Net investment income	(0.47)	(0.48)	(0.50)	(0.50)	(0.49)
Net realized gains	(0.02)	–	–	–	–
Total Distributions	(0.49)	(0.48)	(0.50)	(0.50)	(0.49)
NET ASSET VALUE, END OF PERIOD	$12.88	$13.42	$12.89	$12.72	$12.16
Total Return (Excludes Sales Charge)	(0.38)%	7.92%	5.33%	8.82%	1.80%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$13,446	$17,324	$13,003	$7,253	$3,456
Ratio of expenses to average net assets	1.49%	1.48%	1.48%	1.48%	1.50%
Ratio of net investment income to average net assets	3.51%	3.57%	3.82%	3.94%	4.04%
Ratio of expenses to average net assets*	1.64%	1.63%	1.63%	1.63%	1.66%
Portfolio turnover(A)	20.12%	12.05%	10.70%	33.81%	44.41%

TAX FREE INCOME BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.13	$9.93	$9.83	$9.49	$9.95
Investment Activities:
Net investment income	0.39	0.40	0.43	0.46	0.46
Net realized and unrealized gains (losses) from investments	(0.35)	0.20	0.10	0.34	(0.46)
Total from investment activities	0.04	0.60	0.53	0.80	–
Distributions:
Net investment income	(0.38)	(0.40)	(0.43)	(0.46)	(0.46)
NET ASSET VALUE, END OF PERIOD	$9.79	$10.13	$9.93	$9.83	$9.49
Total Return (Excludes Sales Charge)	0.39	6.17%	5.52%	8.56%	0.06%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$131,692	$183,392	$166,452	$166,096	$144,335
Ratio of expenses to average net assets	0.84%	0.84%	0.84%	0.83%	0.82%
Ratio of net investment income to average net assets	3.84%	4.02%	4.40%	4.74%	4.79%
Ratio of expenses to average net assets*	0.99%	0.99%	0.99%	0.98%	1.01%
Portfolio turnover(A)	47.57%	73.77%	93.62%	65.31%	100.61%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

106

FINANCIAL HIGHLIGHTS

TAX FREE INCOME BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.08	$9.89	$9.79	$9.45	$9.91
Investment Activities:
Net investment income	0.32	0.34	0.37	0.40	0.40
Net realized and unrealized gains (losses) from investments	(0.35)	0.19	0.10	0.34	(0.46)
Total from Investment Activities	(0.03)	0.53	0.47	0.74	(0.06)
Distributions:
Net investment income	(0.31)	(0.34)	(0.37)	(0.40)	(0.40)
NET ASSET VALUE, END OF PERIOD	$9.74	$10.08	$9.89	$9.79	$9.45
Total Return (Excludes Sales Charge)	(0.27)%	5.56%	4.78%	7.91%	(0.58)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$89,997	$120,581	$111,849	$100,458	$90,118
Ratio of expenses to average net assets	1.49%	1.49%	1.49%	1.48%	1.47%
Ratio of net investment income to average net assets	3.19%	3.37%	3.75%	4.10%	4.16%
Ratio of expenses to average net assets*	1.64%	1.64%	1.64%	1.64%	1.67%
Portfolio turnover(A)	47.57%	73.77%	93.62%	65.31%	100.61%

TAX FREE INCOME BOND FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.07	$9.88	$9.79	$9.45	$9.91
Investment Activities:
Net investment income	0.33	0.33	0.36	0.39	0.40
Net realized and unrealized gains (losses) from investments	(0.35)	0.20	0.10	0.34	(0.46)
Total from investment activities	(0.02)	0.53	0.46	0.73	(0.06)
Distributions:
Net investment income	(0.32)	(0.34)	(0.37)	(0.39)	(0.40)
NET ASSET VALUE, END OF PERIOD	$9.73	$10.07	$9.88	$9.79	$9.45
Total Return (Excludes Sales Charge)	(0.26)%	5.46%	4.81%	7.90%	(0.59)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$41,703	$58,554	$42,670	$20,031	$17,296
Ratio of expenses to average net assets	1.49%	1.49%	1.49%	1.48%	1.46%
Ratio of net investment income to average net assets	3.19%	3.36%	3.74%	4.09%	4.14%
Ratio of expenses to average net assets*	1.64%	1.64%	1.64%	1.64%	1.66%
Portfolio turnover(A)	47.57%	73.77%	93.62%	65.31%	100.61%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

107

FINANCIAL HIGHLIGHTS

ARIZONA TAX FREE BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.19	$9.84	$9.67	$9.39	$9.67
Investment Activities:
Net investment income	0.38	0.39	0.39	0.43	0.43
Net realized and unrealized gains (losses) from investments	(0.41)	0.36	0.20	0.28	(0.21)
Total from Investment Activities	(0.03)	0.75	0.59	0.71	0.22
Distributions:
Net investment income	(0.38)	(0.40)	(0.42)	(0.43)	(0.43)
Net realized gains	(0.02)	–	–	–	(0.07)
Total Distributions	(0.40)	(0.40)	(0.42)	(0.43)	(0.50)
NET ASSET VALUE, END OF PERIOD	$9.76	$10.19	$9.84	$9.67	$9.39
Total Return (Excludes Sales Charge)	(0.34)%	7.73%	6.25%	7.72%	2.43%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$16,352	$11,576	$9,462	$2,746	$2,391
Ratio of expenses to average net assets	0.84%	0.84%	0.84%	0.84%	0.86%
Ratio of net investment income to average net assets	3.76%	3.91%	4.26%	4.46%	4.64%
Ratio of expenses to average net assets*	0.99%	0.99%	0.99%	0.99%	1.01%
Portfolio turnover(A)	10.64%	18.17%	12.38%	17.30%	19.28%

ARIZONA TAX FREE BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.30	$9.92	$9.75	$9.46	$9.75
Investment Activities:
Net investment income	0.31	0.32	0.35	0.37	0.37
Net realized and unrealized gains (losses) from investments	(0.43)	0.39	0.18	0.29	(0.22)
Total from Investment Activities	(0.12)	0.71	0.53	0.66	0.15
Distributions:
Net investment income	(0.31)	(0.33)	(0.36)	(0.37)	(0.37)
Net realized gains	(0.02)	–	–	–	(0.07)
Total Distributions	(0.33)	(0.33)	(0.36)	(0.37)	(0.44)
NET ASSET VALUE, END OF PERIOD	$9.85	$10.30	$9.92	$9.75	$9.46
Total Return (Excludes Sales Charge)	(1.18)	7.09%	5.53%	7.08%	1.64%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,831	$1,761	$1,032	$863	$713
Ratio of expenses to average net assets	1.49%	1.49%	1.49%	1.49%	1.50%
Ratio of net investment income to average net assets	3.11%	3.25%	3.62%	3.81%	3.93%
Ratio of expenses to average net assets*	1.64%	1.64%	1.64%	1.64%	1.66%
Portfolio turnover(A)	10.64%	18.17%	12.38%	17.30%	19.28%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

108

FINANCIAL HIGHLIGHTS

KENTUCKY TAX FREE BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.67	$10.32	$10.20	$9.90	$10.13
Investment Activities:
Net investment income	0.40	0.40	0.43	0.47	0.47
Net realized and unrealized gains (losses) from investments	(0.41)	0.36	0.13	0.30	(0.23)
Total from Investment Activities	(0.01)	0.76	0.56	0.77	0.24
Distributions:
Net investment income	(0.40)	(0.41)	(0.44)	(0.47)	(0.47)
NET ASSET VALUE, END OF PERIOD	$10.26	$10.67	$10.32	$10.20	$9.90
Total Return (Excludes Sales Charge)	(0.08)%	7.48%	5.61%	7.90%	2.47%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$13,935	$15,593	$13,099	$8,906	$8,230
Ratio of expenses to average net assets	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of net investment income to average net assets	3.84%	3.86%	4.30%	4.64%	4.74%
Ratio of expenses to average net assets*	1.01%	1.01%	1.01%	1.01%	1.04%
Portfolio turnover(A)	5.27%	9.08%	15.24%	16.70%	21.82%

KENTUCKY TAX FREE BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.60	$10.26	$10.14	$9.84	$10.06
Investment Activities:
Net investment income	0.33	0.34	0.38	0.40	0.41
Net realized and unrealized gains (losses) from investments	(0.41)	0.34	0.12	0.30	(0.22)
Total from Investment Activities	(0.08)	0.68	0.50	0.70	0.19
Distributions:
Net investment income	(0.33)	(0.34)	(0.38)	(0.40)	(0.41)
NET ASSET VALUE, END OF PERIOD	$10.19	$10.60	$10.26	$10.14	$9.84
Total Return (Excludes Sales Charge)	(0.73)%	6.73%	4.97%	7.22%	1.93%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$10,533	$14,947	$14,559	$13,558	$13,250
Ratio of expenses to average net assets	1.51%	1.51%	1.51%	1.51%	1.51%
Ratio of net investment income to average net assets	3.18%	3.21%	3.65%	3.99%	4.12%
Ratio of expenses to average net assets*	1.66%	1.66%	1.66%	1.66%	1.69%
Portfolio turnover(A)	5.27%	9.08%	15.24%	16.70%	21.82%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

109

FINANCIAL HIGHLIGHTS

LOUISIANA TAX FREE BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.59	$10.21	$10.08	$9.74	$9.96
Investment Activities:
Net investment income	0.37	0.38	0.42	0.45	0.46
Net realized and unrealized gains (losses) from investments	(0.44)	0.38	0.13	0.34	(0.21)
Total from Investment Activities	(0.07)	0.76	0.55	0.79	0.25
Distributions:
Net investment income	(0.37)	(0.38)	(0.42)	(0.45)	(0.46)
Net realized gains	–	–	–	–	(0.01)
Total Distributions	(0.37)	(0.38)	(0.42)	(0.45)	(0.47)
NET ASSET VALUE, END OF PERIOD	$10.15	$10.59	$10.21	$10.08	$9.74
Total Return (Excludes Sales Charge)	(0.68)%	7.58%	5.59%	8.28%	2.55%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$59,497	$76,095	$69,037	$59,662	$58,225
Ratio of expenses to average net assets	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of net investment income to average net assets	3.58%	3.65%	4.15%	4.56%	4.67%
Ratio of expenses to average net assets*	1.16%	1.16%	1.16%	1.16%	1.18%
Portfolio turnover(A)	2.10%	9.53%	22.19%	11.08%	17.27%

LOUISIANA TAX FREE BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.58	$10.21	$10.08	$9.75	$9.97
Investment Activities:
Net investment income	0.31	0.32	0.36	0.39	0.39
Net realized and unrealized gains (losses) from investments	(0.43)	0.37	0.13	0.33	(0.21)
Total from Investment Activities	(0.12)	0.69	0.49	0.72	0.18
Distributions:
Net investment income	(0.31)	(0.32)	(0.36)	(0.39)	(0.39)
Net realized gains	–	–	–	–	(0.01)
Total Distributions	(0.31)	(0.32)	(0.36)	(0.39)	(0.40)
NET ASSET VALUE, END OF PERIOD	$10.15	$10.58	$10.21	$10.08	$9.75
Total Return (Excludes Sales Charge)	(1.17)%	6.90%	4.90%	7.48%	1.89%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$13,298	$16,332	$13,085	$10,715	$9,881
Ratio of expenses to average net assets	1.51%	1.51%	1.51%	1.51%	1.51%
Ratio of net investment income to average net assets	2.93%	3.00%	3.50%	3.91%	4.02%
Ratio of expenses to average net assets*	1.81%	1.81%	1.81%	1.81%	1.83%
Portfolio turnover(A)	2.10%	9.53%	22.19%	11.08%	17.27%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

110

FINANCIAL HIGHLIGHTS

MICHIGAN TAX FREE BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.30	$10.84	$10.65	$10.22	$10.63
Investment Activities:
Net investment income	0.45	0.43	0.46	0.47	0.48
Net realized and unrealized gains (losses) from investments	(0.48)	0.46	0.19	0.43	(0.39)
Total from Investment Activities	(0.03)	0.89	0.65	0.90	0.09
Distributions:
Net investment income	(0.44)	(0.43)	(0.46)	(0.47)	(0.48)
Net realized gains	–	–	–	–	(0.02)
Total Distributions	(0.44)	(0.43)	(0.46)	(0.47)	(0.50)
NET ASSET VALUE, END OF PERIOD	$10.83	$11.30	$10.84	$10.65	$10.22
Total Return (Excludes Sales Charge)	(0.28)%	8.37%	6.22%	9.00%	0.93%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$77,774	$97,090	$69,371	$57,728	$30,626
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.84%	0.86%
Ratio of net investment income to average net assets	3.96%	3.91%	4.28%	4.51%	4.72%
Ratio of expenses to average net assets*	1.00%	1.00%	1.00%	0.99%	1.02%
Portfolio turnover(A)	9.76%	11.18%	7.96%	17.30%	33.34%

MICHIGAN TAX FREE BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.87	$10.45	$10.29	$9.89	$10.28
Investment Activities:
Net investment income	0.35	0.35	0.38	0.41	0.42
Net realized and unrealized gains (losses) from investments	(0.45)	0.44	0.18	0.40	(0.37)
Total from Investment Activities	(0.10)	0.79	0.56	0.81	0.05
Distributions:
Net investment income	(0.37)	(0.37)	(0.40)	(0.41)	(0.42)
Net realized gains	–	–	–	–	(0.02)
Total Distributions	(0.37)	(0.37)	(0.40)	(0.41)	(0.44)
NET ASSET VALUE, END OF PERIOD	$10.40	$10.87	$10.45	$10.29	$9.89
Total Return (Excludes Sales Charge)	(0.93)%	7.64%	5.49%	8.33%	0.51%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$33,018	$38,980	$28,567	$17,961	$10,106
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.49%	1.52%
Ratio of net investment income to average net assets	3.32%	3.26%	3.63%	3.92%	4.21%
Ratio of expenses to average net assets*	1.65%	1.65%	1.65%	1.64%	1.69%
Portfolio turnover(A)	9.76%	11.18%	7.96%	17.30%	33.34%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

111

FINANCIAL HIGHLIGHTS

OHIO TAX FREE BOND FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$11.41	$11.01	$10.82	$10.47	$10.78
Investment Activities:
Net investment income	0.41	0.40	0.46	0.51	0.51
Net realized and unrealized gains (losses) from investments	(0.43)	0.41	0.19	0.35	(0.31)
Total from Investment Activities	(0.02)	0.81	0.65	0.86	0.20
Distributions:
Net investment income	(0.41)	(0.41)	(0.46)	(0.51)	(0.51)
NET ASSET VALUE, END OF PERIOD	$10.98	$11.41	$11.01	$10.82	$10.47
Total Return (Excludes Sales Charge)	(0.18)%	7.44%	6.08%	8.32%	1.94%

RATIOS/SUPPLEMENTARY DATA:
Net assets of end of period (000)	$74,235	$87,877	$47,914	$32,308	$32,307
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	3.63%	3.61%	4.23%	4.74%	4.84%
Ratio of expenses to average net assets*	1.16%	1.16%	1.16%	1.16%	1.18%
Portfolio turnover(A)	15.95%	14.63%	20.90%	15.67%	35.46%

OHIO TAX FREE BOND FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$11.49	$11.08	$10.90	$10.54	$10.86
Investment Activities:
Net investment income	0.34	0.34	0.39	0.44	0.44
Net realized and unrealized gains (losses) from investments	(0.44)	0.41	0.18	0.36	(0.32)
Total from investment activities	(0.10)	0.75	0.57	0.80	0.12
Distributions:
Net investment income	(0.34)	(0.34)	(0.39)	(0.44)	(0.44)
NET ASSET VALUE, END OF PERIOD	$11.05	$11.49	$11.08	$10.90	$10.54
Total Return (Excludes Sales Charge)	(0.91)%	6.82%	5.30%	7.67%	1.17%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$56,279	$73,263	$58,650	$47,332	$40,605
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	2.98%	2.99%	3.59%	4.07%	4.15%
Ratio of expenses to average net assets*	1.81%	1.81%	1.81%	1.81%	1.83%
Portfolio turnover(A)	15.95%	14.63%	20.90%	15.67%	35.46%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

112

FINANCIAL HIGHLIGHTS

WEST VIRGINIA TAX FREE BOND FUND CLASS A	YEAR ENDED JUNE 30,
2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.64	$10.27	$10.14	$9.81	$10.03
Investment Activities:
Net investment income	0.39	0.41	0.46	0.46	0.46
Net realized and unrealized gains (losses) from investments	(0.44)	0.37	0.13	0.33	(0.22)
Total from Investment Activities	(0.05)	0.78	0.59	0.79	0.24
Distributions:
Net investment income	(0.38)	(0.41)	(0.46)	(0.46)	(0.46)
Net realized gains	–	–	–	–	–	(B)
Total Distributions	(0.38)	(0.41)	(0.46)	(0.46)	(0.46)
NET ASSET VALUE, END OF PERIOD	$10.21	$10.64	$10.27	$10.14	$9.81
Total Return (Excludes Sales Charge)	(0.50)%	7.77%	5.89%	8.19%	2.59%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$7,695	$10,045	$6,422	$5,639	$3,677
Ratio of expenses to average net assets	0.85%	0.84%	0.86%	0.86%	0.86%
Ratio of net investment income to average net assets	3.66%	3.97%	4.48%	4.60%	4.74%
Ratio of expenses to average net assets*	1.01%	1.00%	1.01%	1.01%	1.03%
Portfolio turnover(A)	20.46%	10.34%	12.03%	7.91%	24.67%

WEST VIRGINIA TAX FREE BOND FUND CLASS B	YEAR ENDED JUNE 30,
2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.62	$10.26	$10.13	$9.80	$10.03
Investment Activities:
Net investment income	0.32	0.35	0.38	0.39	0.40
Net realized and unrealized gains (losses) from investments	(0.43)	0.36	0.14	0.33	(0.23)
Total from investment activities	(0.11)	0.71	0.52	0.72	0.17
Distributions:
Net investment income	(0.31)	(0.35)	(0.39)	(0.39)	(0.40)
Net realized gains	–	–	–	–	–	(B)
Total Distributions	(0.31)	(0.35)	(0.39)	(0.39)	(0.40)
NET ASSET VALUE, END OF PERIOD	$10.20	$10.62	$10.26	$10.13	$9.80
Total Return (Excludes Sales Charge)	(1.15)%	7.08%	5.26%	7.49%	1.82%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$10,626	$12,568	$10,008	$7,075	$6,772
Ratio of expenses to average net assets	1.50%	1.49%	1.51%	1.51%	1.51%
Ratio of net investment income to average net assets	3.02%	3.33%	3.83%	3.97%	4.09%
Ratio of expenses to average net assets*	1.66%	1.65%	1.66%	1.66%	1.68%
Portfolio turnover(A)	20.46%	10.34%	12.03%	7.91%	24.67%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Amount is less than $0.01.

113

Appendix A

Investment Practices	The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the
table is a more complete discussion of risk.

FUND NAME	FUND CODE
Short Term Tax Free Bond Fund	1
Intermediate Tax Free Bond Fund	2
Tax Free Bond Fund	3
Tax Free Income Bond Fund	4
Arizona Tax Free Bond Fund	5
Kentucky Tax Free Bond Fund	6
Louisiana Tax Free Bond Fund	7
Michigan Tax Free Bond Fund	8
Ohio Tax Free Bond Fund	9
West Virginia Tax Free Bond Fund	10

Instrument	Fund Code	Risk Type
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1-10	Prepayment Market Credit Regulatory
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	1-10	Management Liquidity Credit Market Leverage
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-10	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-10	Market Liquidity Management
Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1-10	Credit Market Leverage

114

Instrument	Fund Code	Risk Type
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser to the extent required by law.	1-10	Market
Loan Participations and Assignments: Participations in, or assignments of municipal securities, including municipal leases.	1-10	Market Credit Political Liquidity Tax
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1-10	Prepayment Market Credit Regulatory Leverage
Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Bond Anticipation Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, participations in pools of municipal securities, obligations of municipal housing authorities and single family revenue bonds.	1-10	Credit Political Tax Market Regulatory
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Funds may invest in such options, contracts and products.	1-10	Management Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-10	Liquidity Market Credit
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage-backed obligations. These include IOs and POs.	1-10	Prepayment Market Credit Regulatory
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	1-10	Market Liquidity Management Credit Foreign Investment

115

Instrument	Fund Code	Risk Type
Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	1-10	Management Credit Liquidity Market
Treasury Receipts: TRs, TIGRs and CATS.	1-10	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae, and Freddie Mac .	1-10	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	1-10	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1-10	Market Credit Liquidity
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-10	Market Leverage Liquidity Credit
Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-10	Credit Market Zero Coupon

Investment Risks	Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds.
Certain investments are more susceptible to these risks than others.

•   Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•   Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

116

•   Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•   Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•   Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•   Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•   Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

• Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

117

•   Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•   Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•   Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

•   Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. This risk is similar to Credit Risk, which is described above.

118

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•   Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•   Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http:// www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-121 (2/05)

MUNICIPAL BOND FUNDS

Prospectus

JPMorgan Tax Free Income Funds

February 19, 2005
Select Shares

JPMorgan Short Term Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan Tax Free Income Bond Fund
JPMorgan Arizona Tax Free Bond Fund
JPMorgan Kentucky Tax Free Bond Fund
JPMorgan Louisiana Tax Free Bond Fund
JPMorgan Michigan Tax Free Bond Fund
JPMorgan Ohio Tax Free Bond Fund
JPMorgan West Virginia Tax Free Bond Fund

For Institutional Clients

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

More About the Funds
Principal Investment Strategies	56
Investment Risks	59
Portfolio Quality	60
Temporary Defensive Positions	61
Portfolio Turnover	61

How to Do Business with the Funds
Purchasing Fund Shares	62
Exchanging Fund Shares	67
Redeeming Fund Shares	68
Shareholder Servicing Fees	69

Shareholder Information
Voting Rights	71
Dividend Policies	71
Tax Treatment of Shareholders	72
Shareholder Statements and Reports	75
Availability of Proxy Voting Record	75
Portfolio Holdings Disclosure	76

Management of the Funds
The Adviser, Administrator and Distributor	77
Advisory Fees	78
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	78
The Fund Managers	79
Fund Manager Compensation and Fund Holdings	79

Legal Proceedings and Additional Fee and Expense Information	80
Financial Highlights	89
Appendix A: Investment Practices	95

JPMORGAN	Short Term Tax Free Bond Fund

(formerly One Group® Short-Term Municipal Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of municipal bonds with an average weighted maturity of three years or less. From time to time, a significant portion of the Fund’s total assets may be invested in municipal housing authority obligations. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Short Term Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

1

FUND SUMMARY	Short Term Tax Free Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

FUND SUMMARY	Short Term Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	Performance data includes performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

Best Quarter:	2.39%	2Q2002	Worst Quarter:	-0.23%	2Q1999

3

FUND SUMMARY	Short Term Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 5/4/98
Select	5/4/98
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Short Municipal Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper Short-Term Municipal Debt Fund Index[3] (no deduction for taxes)
[1]	The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.
[2]	The Lehman Brothers Short Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with short-term maturities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper Short-Term Municipal Debt Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

4

FUND SUMMARY	Short Term Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)	SELECT
Investment Advisory Fees	.25%
Shareholder Service Fees	.25%
Other Expenses[1]	.15%
Total Annual Fund Operating Expenses	.65%
Fee Waiver and/or Expense Reimbursement[2]	(.10)%
Net Expenses	.55%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .55% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$56	$191	$345	$794
[1] Without contractual fee waivers, 1 Year expenses would be $66.

5

JPMORGAN	Intermediate Tax Free Bond Fund

(formerly One Group® Intermediate Tax-Free Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income exempt from federal income taxes consistent with prudent investment management and the preservation of capital.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of municipal bonds with an average weighted maturity of between three and 10 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Intermediate Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 20% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

6

FUND SUMMARY	Intermediate Tax Free Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

7

FUND SUMMARY	Intermediate Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	5.14%	1Q1995	Worst Quarter:

8

FUND SUMMARY	Intermediate Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 9/4/90
Select	9/4/90
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers 7 Year Municipal Bond Index[1] (no deduction for fees, expenses or taxes)
Lehman Brothers 3-15 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[3] (no deduction for taxes)
[1]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[2]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds in this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

9

FUND SUMMARY	Intermediate Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Service Fees	.25%
Other Expenses[1]	.13%
Total Annual Fund Operating Expenses	.68%
Fee Waiver and/or Expense Reimbursement[2]	(.08)%
Net Expenses	.60%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .60% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$61	$204	$365	$833
[1] Without contractual fee waivers, 1 Year expenses would be $69.

10

JPMORGAN	Tax Free Bond Fund

(formerly One Group® Tax-Free Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of municipal bonds. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 20% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

11

FUND SUMMARY	Tax Free Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

12

FUND SUMMARY	Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	Performance data includes performance of the Pegasus Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999. Historical performance shown for the Select Shares prior to their inception is based on the performance of Class A, the original class offered, unadjusted for differences in expenses.

Best Quarter:	6.66%	1Q1995	Worst Quarter:

13

FUND SUMMARY	Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 3/1/88
Select	2/1/95
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Municipal Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper General Municipal Fund Index[3] (no deduction for taxes)
[1]	The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Municipal Bond Fund and the Pegasus Municipal Bond Fund. Historical performance shown for the Select Shares prior to their inception is based on the performance of Class A, the original class offered. Prior class performance has been adjusted to reflect the differences in sales charges between classes but has not been adjusted for the differences in expenses.
[2]	The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper General Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

14

FUND SUMMARY	Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Service Fees	.25%
Other Expenses[1]	.13%
Total Annual Fund Operating Expenses	.68%
Fee Waiver and/or Expense Reimbursement[2]	(.06)%
Net Expenses	.62%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .62% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$63	$207	$368	$836
[1] Without contractual fee waivers, 1 Year expenses would be $69.

15

JPMORGAN	Tax Free Income Bond Fund

(formerly One Group® Municipal Income Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income exempt from federal income taxes.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of municipal bonds, including mortgage-backed securities. While current income is the Fund’s primary focus, it seeks to produce income in a manner consistent with the preservation of principal. The Fund’s average weighted maturity will normally range between five and 15 years. From time to time, a significant portion of the Fund’s total assets may be invested in municipal housing authority obligations. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Tax Free Income Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

16

FUND SUMMARY	Tax Free Income Bond Fund

MAIN RISKS

Prepayment and Call Risk. As part of its main investment strategies, the Fund may invest in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

17

FUND SUMMARY	Tax Free Income Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	4.74%	1Q1995	Worst Quarter:

18

FUND SUMMARY	Tax Free Income Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 2/9/93
Select	2/9/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers 7 Year Municipal Bond Index[1] (no deduction for fees, expenses or taxes)
Lehman Brothers 3-15 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[3] (no deduction for taxes)
[1]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[2]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds in this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

19

FUND SUMMARY	Tax Free Income Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Service Fees	.25%
Other Expenses[1]	.13%
Total Annual Fund Operating Expenses	.68%
Fee Waiver and/or Expense Reimbursement[2]	(.06)%
Net Expenses	.62%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .62% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$63	$207	$368	$837
[1] Without contractual fee waivers, 1 Year expenses would be $69.

20

JPMORGAN	Arizona Tax Free Bond Fund

(formerly One Group® Arizona Municipal Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Arizona personal income tax. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories. The Fund’s average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Arizona Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

21

FUND SUMMARY	Arizona Tax Free Bond Fund

MAIN RISKS

Non-Diversification. The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Arizona Tax Free Bond Fund is not diversified and because it concentrates its investments in the securities of Arizona issuers, certain factors affecting Arizona including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, although Arizona’s population growth continues to outpace the national average, this growth is expensive and Arizona’s economic outlook depends on its ability to match long-term revenues with expenditures. In addition, Arizona’s continued growth depends, to some extent, on its ability to manage its water resources.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics.

22

FUND SUMMARY	Arizona Tax Free Bond Fund

Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

23

FUND SUMMARY	Arizona Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The performance information for periods prior to January 20, 1997 reflects the performance of a common trust fund. The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	4.65%	3Q2002	Worst Quarter:

24

FUND SUMMARY	Arizona Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 11/30/79
Select	1/20/97
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers 7 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)					*
Lehman Brothers 3-15 Year Municipal Bond Index[3] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[4] (no deduction for taxes)					*
[1]	The performance information for periods prior to January 20, 1997 reflects the performance of a common trust fund. The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
[2]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[4]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

25

FUND SUMMARY	Arizona Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Service Fees	.25%
Other Expenses[1]	.13%
Total Annual Fund Operating Expenses	.68%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.63%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .63% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$64	$209	$370	$838
[1] Without contractual fee waivers, 1 Year expenses would be $69.

26

JPMORGAN	Kentucky Tax Free Bond Fund

(formerly One Group® Kentucky Municipal Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Kentucky personal income tax. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories. The Fund’s average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Kentucky Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

27

FUND SUMMARY	Kentucky Tax Free Bond Fund

MAIN RISKS

Non-Diversification. The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Kentucky Tax Free Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Kentucky, risks arise which might not be present if the Fund invested in securities of issuers located in additional states. Because of limitations in Kentucky’s constitution, securities issued by Kentucky and its agencies are general obligations of the issuer only in those very rare instances when they are approved by the voters in a statewide referendum. In all other instances, payment is dependent on only the revenues generated directly from the properties financed by the securities or on the lease payments from a user, which may be bound only by a short-term lease. Securities issued by counties, cities, taxing districts and other political subdivisions of Kentucky beneath certain ceiling amounts are not so restricted. Securities issued by some other states or their agencies or political subdivisions are not subject to limitations such as those contained in Kentucky’s constitution.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

28

FUND SUMMARY	Kentucky Tax Free Bond Fund

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

29

FUND SUMMARY	Kentucky Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	Performance data includes the performance of the Trademark Kentucky Municipal Bond Fund for the period before it was consolidated with the Fund on January 20, 1995.

Best Quarter:	6.17%	1Q1995	Worst Quarter:

30

FUND SUMMARY	Kentucky Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 3/12/93
Select	3/12/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers 7 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)
Lehman Brothers 3-15 Year Municipal Bond Index[3] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[4] (no deduction for taxes)
[1]	The performance information for periods prior to January 20, 1995 reflects the performance of the Trademark Kentucky Municipal Bond Fund, which consolidated with the Fund on January 20, 1995.
[2]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[4]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

31

FUND SUMMARY	Kentucky Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Service Fees	.25%
Other Expenses[1]	.15%
Total Annual Fund Operating Expenses	.70%
Fee Waiver and/or Expense Reimbursement[2]	(.07)%
Net Expenses	.63%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .63% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$64	$212	$378	$859
[1] Without contractual fee waivers, 1 Year expenses would be $72.

32

JPMORGAN	Louisiana Tax Free Bond Fund

(formerly One Group® Louisiana Municipal Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Louisiana personal income tax. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories. The Fund’s average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Louisiana Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

33

FUND SUMMARY	Louisiana Tax Free Bond Fund

MAIN RISKS

Non-Diversification. The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Louisiana Tax Free Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Louisiana, certain factors affecting Louisiana including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Louisiana economy is heavily dependent on a single industry, in this case energy (oil and gas). However, Louisiana has worked to promote increased diversification and its tourism industry has become the State’s second largest industry. Although Louisiana has reduced its per capita debt burden to more moderate levels, wealth and income indicators are below the national average. Louisiana’s average employment growth for the past five years is the highest since 1982. Economic growth is expected to surpass most other states during the overall U.S. economic slowdown because of its various commercial sectors.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

34

FUND SUMMARY	Louisiana Tax Free Bond Fund

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

35

FUND SUMMARY	Louisiana Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	Performance data includes the performance of the Paragon Louisiana Tax-Free Bond Fund for the period before it was consolidated with the Fund on March 26, 1996. Historical performance shown for the Select Shares prior to their inception is based on the performance of Class A, the original class offered, unadjusted for differences in expenses.

Best Quarter:	4.81%	1Q1995	Worst Quarter:

36

FUND SUMMARY	Louisiana Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/29/89
Select	3/26/96
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers 7 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)
Lehman Brothers 3-15 Year Municipal Bond Index[3] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[4] (no deduction for taxes)
[1]	The performance information for periods prior to March 26, 1996 reflects the performance of the Paragon Louisiana Tax-Free Bond, which consolidated with the Fund on March 26, 1996. Historical performance shown for the Select Shares prior to their inception is based on the performance of Class A, the original class offered. Prior class performance has been adjusted to reflect the differences in sales charges between classes but has not been adjusted for the differences in expenses.
[2]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[4]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds in this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

37

FUND SUMMARY	Louisiana Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Service Fees	.25%
Other Expenses[1]	.15%
Total Annual Fund Operating Expenses	.70%
Fee Waiver and/or Expense Reimbursement[2]	(.07)%
Net Expenses	.63%
[1]	”Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .63% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses, remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$64	$212	$378	$859
[1] Without contractual fee waivers, 1 Year expenses would be $72.

38

JPMORGAN	Michigan Tax Free Bond Fund

(formerly One Group® Michigan Municipal Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Michigan personal income tax. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories. The Fund’s average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Michigan Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

39

FUND SUMMARY	Michigan Tax Free Bond Fund

MAIN RISKS

Non-Diversification. The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Michigan Tax Free Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Michigan, certain factors affecting Michigan including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer a substantial part of the financing of education costs from local property taxes to sales taxes and other taxes imposed at the state level.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

40

FUND SUMMARY	Michigan Tax Free Bond Fund

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

41

FUND SUMMARY	Michigan Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

Best Quarter:	6.71%	1Q1995	Worst Quarter:

42

FUND SUMMARY	Michigan Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 2/1/93
Select	2/1/93
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers 7 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)
Lehman Brothers 3-15 Year Municipal Bond Index[3] (no deduction for fees, expenses or taxes)					*
Lipper Michigan Municipal Fund Index[4] (no deduction for taxes)
[1]	The performance information for periods prior to March 22, 1999 reflects the performance of the Pegasus Michigan Municipal Bond Fund, which consolidated with the Fund on March 22, 1999.
[2]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[4]	The Lipper Michigan Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

43

FUND SUMMARY	Michigan Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Service Fees	.25%
Other Expenses[1]	.14%
Total Annual Fund Operating Expenses	.69%
Fee Waiver and/or Expense Reimbursement[2]	(.06)%
Net Expenses	.63%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .63% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$64	$210	$374	$849
[1] Without contractual fee waivers, 1 Year expenses would be $70.

44

JPMORGAN	Ohio Tax Free Bond Fund

(formerly One Group® Ohio Municipal Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and Ohio personal income tax. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories. The Fund’s average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Ohio Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

45

FUND SUMMARY	Ohio Tax Free Bond Fund

MAIN RISKS

Non-Diversification. The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Ohio Tax Free Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors affecting Ohio including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio Municipal Securities or the ability of Ohio issuers to make timely payments of interest and principal.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

46

FUND SUMMARY	Ohio Tax Free Bond Fund

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

47

FUND SUMMARY	Ohio Tax Free Bond Fund

How has the Fund performed ?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	4.89%	1Q1995	Worst Quarter:

48

FUND SUMMARY	Ohio Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 7/2/91
Select	7/2/91
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers 7 Year Municipal Bond Index[1] (no deduction for fees, expenses or taxes)
Lehman Brothers 3-15 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[3] (no deduction for taxes)
[1]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[2]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

49

FUND SUMMARY	Ohio Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Service Fees	.25%
Other Expenses[1]	.15%
Total Annual Fund Operating Expenses	.70%
Fee Waiver and/or Expense Reimbursement[2]	(.07)%
Net Expenses	.63%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .63% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$64	$212	$378	$859
[1] Without contractual fee waivers, 1 Year expenses would be $72.

50

JPMORGAN	West Virginia Tax Free Bond Fund

(formerly One Group® West Virginia Municipal Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

The Fund invests in municipal bonds, the income from which is exempt from federal income tax and West Virginia personal income tax. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories. The Fund’s average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The West Virginia Tax Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal bonds?

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

51

FUND SUMMARY	West Virginia Tax Free Bond Fund

MAIN RISKS

Non-Diversification. The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the West Virginia Tax Free Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in West Virginia, certain factors affecting West Virginia including economic conditions, constitutional amendments, and legislative and executive measures may have a disproportionately negative effect on the Fund’s investments. For example, coal mining and related industries are an important part of the West Virginia economy. Increased government regulation and environmental concerns and litigation have adversely affected that industry.

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal bonds that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

52

FUND SUMMARY	West Virginia Tax Free Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The performance information for periods prior to January 20, 1997 reflects the performance of a common trust fund. The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Best Quarter:	4.18%	3Q2002	Worst Quarter:	-2.04%	2Q1999

53

FUND SUMMARY	West Virginia Tax Free Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/31/83
Select	1/20/97
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers 7 Year Municipal Bond Index[2] (no deduction for fees, expenses or taxes)					*
Lehman Brothers 3-15 Year Municipal Bond Index[3] (no deduction for fees, expenses or taxes)					*
Lipper Intermediate Municipal Fund Index[4] (no deduction for taxes)					*
[1]	The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund (inception 12/31/83) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
[2]	The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[4]	The Lipper Intermediate Municipal Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

54

FUND SUMMARY	West Virginia Tax Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Service Fees	.25%
Other Expenses[1]	.15%
Total Annual Fund Operating Expenses	.70%
Fee Waiver and/or Expense Reimbursement[2]	(.07)%
Net Expenses	.63%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .63% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$64	$212	$378	$859
[1] Without contractual fee waivers, 1 Year expenses would be $72.

55

More About the Funds

Each of the ten Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The mutual funds described in this prospectus are designed to produce income exempt from federal and/or state income tax. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

JPMORGAN SHORT TERM TAX FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. The Fund also invests in mortgage-backed and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

•	The Fund will, from time to time, invest more than 25% of its total assets in municipal housing authority obligations.

•	Up to 20% of the Fund’s assets may be held in cash and cash equivalents.

•	The Fund’s average weighted maturity normally will be three years or less.

JPMORGAN INTERMEDIATE TAX FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. The Fund also invests in restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

•	The Fund’s average weighted maturity normally will range between three and 10 years.

56

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

JPMORGAN TAX FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. The securities in which the fund invests may have fixed rates of return or floating or variable rates.

•	Up to 20% of the Fund’s assets may be held in cash and cash equivalents.

•	The Fund may invest in securities without regard to maturity.

JPMORGAN TAX FREE INCOME FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For the purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. The Fund also invests in mortgage-backed securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

•	As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets:

(i)	in securities within a single industry; or

(ii)	in securities of governmental units or issuers in the same state, territory or possession. However, from time to time, the Fund will invest more than 25% of its total assets in municipal housing authority obligations.

•	The Fund’s average weighted maturity will range from five to 15 years, although the Fund may shorten its average weighted maturity to as little as two years if appropriate for temporary defensive purposes.

57

JPMORGAN ARIZONA TAX FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Arizona personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Arizona personal income tax.

•	The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

•	The Fund’s average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

JPMORGAN KENTUCKY TAX FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from both federal and Kentucky personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Kentucky personal income tax.

•	The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

•	The Fund’s average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

JPMORGAN LOUISIANA TAX FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Louisiana personal income tax.

•	The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

•	The Fund’s average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

JPMORGAN MICHIGAN TAX FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

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•	The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Michigan personal income tax.

•	The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

•	The Fund’s average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

JPMORGAN OHIO TAX FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Ohio personal income tax.

•	The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

•	The Fund’s average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

JPMORGAN WEST VIRGINIA TAX FREE BOND FUND. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	The Fund will purchase municipal bonds only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and West Virginia personal income tax.

•	The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

•	The Fund’s average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

INVESTMENT RISKS

•	The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

•	DERIVATIVES. The Funds may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

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WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

PREPAYMENT AND CALL RISK. The Funds may invest a portion of their assets in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages are prepaid, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

PORTFOLIO QUALITY

Various rating organizations (like Standard & Poor’s Ratings Service and Moody’s Investors Service, Inc.) assign ratings to debt securities. Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors will look at a security’s rating at the time of investment. If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Banc One Investment Advisors will consider such an event in determining whether the Fund should continue to hold the security.

•	Municipal Securities that are bonds must be rated as investment grade.

•	Short-term securities such as taxable and tax-exempt commercial paper, notes and variable rate demand obligations must be rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories.

•	The Louisiana Tax Free Bond Fund also may invest in short-term tax-exempt municipal securities rated at least MIG3 (VMIG3) by Moody’s or SP-2 by S&P. These securities may have speculative characteristics.

For more information about ratings, please see “Description of Ratings” in the Statement of Additional Information.

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TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, produce taxable income, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

•	Directly from the Funds through the Distributor.

Who can buy Select Shares?

Select Shares may be purchased by:

•	Institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase. Accounts may be opened with the Funds’ transfer agent either directly or through a Financial Intermediary.

•	If you have questions about eligibility, please call 1-800-480-4111.

•	Each Fund may also issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A person who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

When can I buy shares?

•	Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase requests accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•	If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

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•	If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate

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individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

•	Shares are sold at net asset value per share (“NAV”).

•	NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value.

•	A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the

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NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

1.	Read the prospectus carefully, and select the fund or funds most appropriate for you.

2.	Decide how much you want to invest.

•	Select Shares are subject to a $1,000,000 minimum investment requirement per Fund. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

•	Select Share accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

•	Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

•	For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

3.	When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

•	We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

•	Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

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4.	Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES

P. O. BOX 8528

BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The specific Fund in which you are investing.

•	If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and to authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-SELECT)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

5.	If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-SELECT)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

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•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

What are my exchange privileges?

•	Select Shares of a Fund may be exchanged for Select Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

•	All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

•	Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET.

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

•	You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No.

•	However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

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•	Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•	Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price.

•	A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

1.	You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

2.	You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3.	We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4.	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

•	On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

•	Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record

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within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

What will my shares be worth?

•	If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•	Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You	may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

SHAREHOLDER SERVICING FEES

JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain shareholder services and other related services to the Funds. For performing these services, JPMDS as shareholder servicing agent, will receive an annual fee of 0.25% of the average daily net assets of the Select Shares of each Fund. JPMDS may enter into shareholder servicing shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

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•	Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

•	The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

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TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Federal Taxation of Distributions

Exempt-Interest Dividends. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s assets consists of obligations the interest on which is excludable from gross income, the Fund may pay “exempt-interest dividends” to you. Generally, exempt-interest dividends are excludable from gross income. However:

1.	If you receive Social Security or Railroad Retirement benefits, you may be taxed on a portion of such benefits if you receive exempt-interest dividends from the Funds.

2.	Receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state and local taxes, both for individual and corporate shareholders.

Interest on Private Activity Bonds. The JPMorgan Tax Free Income Bond Fund, the JPMorgan Short Term Tax Free Bond Fund, the JPMorgan Arizona Tax Free Bond Fund, the JPMorgan West Virginia Municipal Bond Fund, the JPMorgan Kentucky Tax Free Bond Fund, the JPMorgan Louisiana Tax Free Bond Fund, the JPMorgan Ohio Tax Free Bond Fund and the JPMorgan Michigan Tax Free Bond Fund may invest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the federal alternative minimum tax (Private Activity Bonds). The JPMorgan Intermediate Tax Free Bond Fund and the JPMorgan Tax Free Bond Fund may invest as much as 20% of their assets in such Private Activity Bonds. As a result, Fund shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from those Funds subject to federal income tax. Additionally, corporate shareholders will be required to take the interest on municipal securities (including municipal securities of each Fund’s respective state) into account in determining their alternative minimum taxable income. Persons who are substantial users of facilities financed by Private Activity Bonds or who are “related persons” of such substantial users should consult their tax advisors before investing in the Funds.

Investment Income and Capital Gains Dividends. Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital

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gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous year.

State and Local Taxation of Distributions. Dividends that are derived from the Funds’ investments in U.S. government obligations may not be entitled to the exemptions from state and local taxes that would be available if you purchased U.S. government obligations directly.

The Funds will notify you annually of the percentage of income and distributions derived from U.S. government obligations. Unless otherwise discussed below, investment income and capital gains dividends may be subject to state and local taxes.

Arizona Taxes. Exempt-interest dividends from the JPMorgan Arizona Tax Free Bond Fund which are derived from interest on tax-exempt obligations of the state of Arizona and its political subdivisions and certain obligations of the United States or its territories are exempt from Arizona income tax. Other distributions from the Fund, including those related to long-term and short-term capital gains, will be subject to Arizona income tax. Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations, the interest on which is exempt from Arizona income tax.

Kentucky Taxes. Dividends received from the JPMorgan Kentucky Tax Free Bond Fund which are derived from interest on Kentucky municipal securities are exempt from the Kentucky individual income tax. Dividends paid from interest earned on securities that are merely guaranteed by the federal government, from interest earned on repurchase agreements collateralized by U.S. government obligations, or from interest earned on obligations of other states are not exempt from Kentucky individual income tax. Any distributions of net short-term and net long-term capital gains earned by the Fund are includable in each Shareholder’s Kentucky

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adjusted gross income as dividend income and long-term capital gains, respectively, and are both taxed at ordinary income tax rates. The Kentucky General Assembly has granted an exemption from Kentucky income tax for gains from the disposition of bonds issued by the Turnpike Authority of Kentucky, and dividends paid by the Kentucky Tax Free Bond Fund attributable to such gains will not be subject to Kentucky income tax.

Louisiana Taxes. Dividends received by Louisiana residents from the JPMorgan Louisiana Tax Free Bond Fund are exempt from Louisiana income tax to the extent that they are derived from interest on tax-exempt obligations issued by the State of Louisiana or any of its political subdivisions, agencies, municipalities or other instrumentalities. In general, however, other distributions are subject to Louisiana income tax. All income from Fund shares retains its character in the hands of an individual taxpayer. Neither the state nor any of its municipalities may impose property tax on Fund shares.

Michigan Taxes. Distributions received from the JPMorgan Michigan Tax Free Bond Fund are exempt from Michigan personal income tax and, generally, also exempt from Michigan single business tax to the extent they are derived from interest on tax-exempt securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a Shareholder’s business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax, and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

Ohio Taxes. Dividends received from the JPMorgan Ohio Tax Free Bond Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Dividends that are attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

West Virginia Taxes. Distributions from the JPMorgan West Virginia Tax Free Bond Fund which are derived from interest or dividends on obligations or securities of a West Virginia state or local municipal governmental body generally are exempt from West Virginia income tax. In addition, you will not pay that tax on the portion of your income from the Fund which represents interest or dividends received on obligations or securities of the United States and some of its authorities, commissions or instrumentalities.

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Tax Information

Information in the preceding paragraphs is based on the current law as well as current policies of the various state Departments of Taxation, all of which may change.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

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PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Banc One Investment Advisors Corporation (the Adviser) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                                 . Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $     billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

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ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Short Term Tax Free Bond Fund	.25
JPMorgan Intermediate Tax Free Bond Fund	.30
JPMorgan Tax Free Bond Fund	.30
JPMorgan Tax Free Income Bond Fund	.30
JPMorgan Arizona Tax Free Bond Fund	.30
JPMorgan Kentucky Tax Free Bond Fund	.30
JPMorgan Louisiana Tax Free Bond Fund	.30
JPMorgan Michigan Tax Free Bond Fund	.30
JPMorgan Ohio Tax Free Bond Fund	.30
JPMorgan West Virginia Tax Free Bond Fund	.30

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES — REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund

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and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

THE FUND MANAGERS

The Funds are managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the Funds. Each team member makes recommendations about securities to be purchased and sold in the Funds. The research analysts provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Funds.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program that is tied directly to both short-term and long-term relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/or its Lipper peer group. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan tied to long-term investment performance that provides up to 100% of the cash incentive award, which vests after three years. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

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Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that

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various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees

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paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Short Term Tax Free Fund	Select	0.55%	0.55%	0.65%
JPMorgan Intermediate Tax Free Bond Fund	Select	0.60%	0.60%	0.68%
JPMorgan Tax Free Bond Fund	Select	0.62%	0.62%	0.68%
JPMorgan Tax Free Income Bond Fund	Select	0.62%	0.62%	0.68%
JPMorgan Arizona Tax Free Bond Fund	Select	0.63%	0.63%	0.68%
JPMorgan Kentucky Tax Free Bond Fund	Select	0.63%	0.63%	0.70%
JPMorgan Louisiana Tax Free Bond Fund	Select	0.63%	0.63%	0.70%
JPMorgan Michigan Tax Free Bond Fund	Select	0.63%	0.63%	0.69%
JPMorgan Ohio Tax Free Bond Fund	Select	0.63%	0.63%	0.70%
JPMorgan West Virginia Tax Free Bond Fund	Select	0.63%	0.63%	0.70%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

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•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMORGAN SHORT TERM TAX FREE BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$56	5.00%	4.45%	4.45%
October 31, 2006	$59	10.25%	9.10%	4.45%
October 31, 2007	$72	15.76%	13.84%	4.35%
October 31, 2008	$76	21.55%	18.80%	4.35%
October 31, 2009	$79	27.63%	23.96%	4.35%
October 31, 2010	$82	34.01%	29.36%	4.35%
October 31, 2011	$86	40.71%	34.98%	4.35%
October 31, 2012	$90	47.75%	40.85%	4.35%
October 31, 2013	$94	55.13%	46.98%	4.35%
October 31, 2014	$98	62.89%	53.38%	4.35%
October 31, 2015	$102	71.03%	60.05%	4.35%

JPMORGAN INTERMEDIATE TAX FREE BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$61	5.00%	4.40%	4.40%
October 31, 2006	$64	10.25%	8.99%	4.40%
October 31, 2007	$76	15.76%	13.70%	4.32%
October 31, 2008	$79	21.55%	18.61%	4.32%
October 31, 2009	$82	27.63%	23.74%	4.32%
October 31, 2010	$86	34.01%	29.08%	4.32%
October 31, 2011	$90	40.71%	34.66%	4.32%
October 31, 2012	$94	47.75%	40.48%	4.32%
October 31, 2013	$98	55.13%	46.55%	4.32%
October 31, 2014	$102	62.89%	52.88%	4.32%
October 31, 2015	$106	71.03%	59.48%	4.32%

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JPMORGAN TAX FREE BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$63	5.00%	4.38%	4.38%
October 31, 2006	$66	10.25%	8.95%	4.38%
October 31, 2007	$76	15.76%	13.66%	4.32%
October 31, 2008	$79	21.55%	18.57%	4.32%
October 31, 2009	$82	27.63%	23.69%	4.32%
October 31, 2010	$86	34.01%	29.03%	4.32%
October 31, 2011	$90	40.71%	34.61%	4.32%
October 31, 2012	$94	47.75%	40.42%	4.32%
October 31, 2013	$98	55.13%	46.49%	4.32%
October 31, 2014	$102	62.89%	52.82%	4.32%
October 31, 2015	$106	71.03%	59.42%	4.32%

JPMORGAN TAX FREE INCOME BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$63	5.00%	4.38%	4.38%
October 31, 2006	$66	10.25%	8.95%	4.38%
October 31, 2007	$76	15.76%	13.66%	4.32%
October 31, 2008	$79	21.55%	18.57%	4.32%
October 31, 2009	$82	27.63%	23.69%	4.32%
October 31, 2010	$86	34.01%	29.03%	4.32%
October 31, 2011	$90	40.71%	34.61%	4.32%
October 31, 2012	$94	47.75%	40.42%	4.32%
October 31, 2013	$98	55.13%	46.49%	4.32%
October 31, 2014	$102	62.89%	52.82%	4.32%
October 31, 2015	$106	71.03%	59.42%	4.32%

85

JPMORGAN ARIZONA TAX FREE BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$64	5.00%	4.37%	4.37%
October 31, 2006	$67	10.25%	8.93%	4.37%
October 31, 2007	$76	15.76%	13.64%	4.32%
October 31, 2008	$79	21.55%	18.55%	4.32%
October 31, 2009	$82	27.63%	23.67%	4.32%
October 31, 2010	$86	34.01%	29.01%	4.32%
October 31, 2011	$90	40.71%	34.59%	4.32%
October 31, 2012	$94	47.75%	40.40%	4.32%
October 31, 2013	$98	55.13%	46.47%	4.32%
October 31, 2014	$102	62.89%	52.79%	4.32%
October 31, 2015	$106	71.03%	59.39%	4.32%

JPMORGAN KENTUCKY TAX FREE BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$64	5.00%	4.37%	4.37%
October 31, 2006	$67	10.25%	8.93%	4.37%
October 31, 2007	$78	15.76%	13.62%	4.30%
October 31, 2008	$81	21.55%	18.50%	4.30%
October 31, 2009	$85	27.63%	23.60%	4.30%
October 31, 2010	$88	34.01%	28.91%	4.30%
October 31, 2011	$92	40.71%	34.45%	4.30%
October 31, 2012	$96	47.75%	40.24%	4.30%
October 31, 2013	$100	55.13%	46.27%	4.30%
October 31, 2014	$105	62.89%	52.55%	4.30%
October 31, 2015	$109	71.03%	59.11%	4.30%

86

JPMORGAN LOUISIANA TAX FREE BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$64	5.00%	4.37%	4.37%
October 31, 2006	$67	10.25%	8.93%	4.37%
October 31, 2007	$78	15.76%	13.62%	4.30%
October 31, 2008	$81	21.55%	18.50%	4.30%
October 31, 2009	$85	27.63%	23.60%	4.30%
October 31, 2010	$88	34.01%	28.91%	4.30%
October 31, 2011	$92	40.71%	34.45%	4.30%
October 31, 2012	$96	47.75%	40.24%	4.30%
October 31, 2013	$100	55.13%	46.27%	4.30%
October 31, 2014	$105	62.89%	52.55%	4.30%
October 31, 2015	$109	71.03%	59.11%	4.30%

JPMORGAN MICHIGAN TAX FREE BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$64	5.00%	4.37%	4.37%
October 31, 2006	$67	10.25%	8.93%	4.37%
October 31, 2007	$77	15.76%	13.63%	4.31%
October 31, 2008	$80	21.55%	18.52%	4.31%
October 31, 2009	$84	27.63%	23.63%	4.31%
October 31, 2010	$87	34.01%	28.96%	4.31%
October 31, 2011	$91	40.71%	34.52%	4.31%
October 31, 2012	$95	47.75%	40.32%	4.31%
October 31, 2013	$99	55.13%	46.36%	4.31%
October 31, 2014	$103	62.89%	52.67%	4.31%
October 31, 2015	$108	71.03%	59.25%	4.31%

87

JPMORGAN OHIO TAX FREE BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$64	5.00%	4.37%	4.37%
October 31, 2006	$67	10.25%	8.93%	4.37%
October 31, 2007	$78	15.76%	13.62%	4.30%
October 31, 2008	$81	21.55%	18.50%	4.30%
October 31, 2009	$85	27.63%	23.60%	4.30%
October 31, 2010	$88	34.01%	28.91%	4.30%
October 31, 2011	$92	40.71%	34.45%	4.30%
October 31, 2012	$96	47.75%	40.24%	4.30%
October 31, 2013	$100	55.13%	46.27%	4.30%
October 31, 2014	$105	62.89%	52.55%	4.30%
October 31, 2015	$109	71.03%	59.11%	4.30%

JPMORGAN WEST VIRGINIA TAX FREE BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$64	5.00%	4.37%	4.37%
October 31, 2006	$67	10.25%	8.93%	4.37%
October 31, 2007	$78	15.76%	13.62%	4.30%
October 31, 2008	$81	21.55%	18.50%	4.30%
October 31, 2009	$85	27.63%	23.60%	4.30%
October 31, 2010	$88	34.01%	28.91%	4.30%
October 31, 2011	$92	40.71%	34.45%	4.30%
October 31, 2012	$96	47.75%	40.24%	4.30%
October 31, 2013	$100	55.13%	46.27%	4.30%
October 31, 2014	$105	62.89%	52.55%	4.30%
October 31, 2015	$109	71.03%	59.11%	4.30%

88

Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

SHORT TERM TAX FREE BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.43	$10.24	$10.09	$9.90	$10.02
Investment Activities:
Net investment income	0.25	0.28	0.35	0.44	0.41
Net realized and unrealized gains (losses) from investments	(0.21)	0.20	0.15	0.19	(0.12)
Total from Investment Activities	0.04	0.48	0.50	0.63	0.29
Distributions:
Net investment income	(0.25)	(0.28)	(0.35)	(0.44)	(0.41)
Net realized gains	(0.03)	(0.01)	–	–	–
Total Distributions	(0.28)	(0.29)	(0.35)	(0.44)	(0.41)
NET ASSET VALUE, END OF PERIOD	$10.19	$10.43	$10.24	$10.09	$9.90
Total Return	0.35%	4.81%	4.98%	6.52%	2.93%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$331,423	$334,990	$219,485	$135,796	$116,527
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.57%
Ratio of net investment income to average net assets	2.36%	2.79%	3.48%	4.43%	4.09%
Ratio of expenses to average net assets*	0.81%	0.81%	0.81%	0.81%	0.89%
Portfolio turnover(A)	138.36%	109.73%	94.19%	89.29%	113.70%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among classes of shares issued.

89

INTERMEDIATE TAX FREE BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.46	$11.05	$10.82	$10.41	$10.68
Investment Activities:
Net investment income	0.45	0.45	0.48	0.50	0.49
Net realized and unrealized gains (losses) from investments	(0.40)	0.41	0.23	0.41	(0.27)
Total from Investment Activities	0.05	0.86	0.71	0.91	0.22
Distributions:
Net investment income	(0.45)	(0.45)	(0.48)	(0.50)	(0.49)
NET ASSET VALUE, END OF PERIOD	$11.06	$11.46	$11.05	$10.82	$10.41
Total Return	0.42%	7.95%	6.83%	8.85%	2.19%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$535,928	$611,080	$621,073	$665,256	$737,277
Ratio of expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	3.93%	4.02%	4.41%	4.66%	4.72%
Ratio of expenses to average net assets*	0.79%	0.78%	0.78%	0.79%	0.80%
Portfolio turnover(A)	19.10%	48.87%	65.46%	96.03%	86.32%

TAX FREE BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$13.42	$12.89	$12.72	$12.15	$12.44
Investment Activities:
Net investment income	0.59	0.59	0.61	0.61	0.60
Net realized and unrealized gains (losses) from investments	(0.52)	0.53	0.17	0.57	(0.29)
Total from Investment Activities	0.07	1.12	0.78	1.18	0.31
Distributions:
Net investment income	(0.59)	(0.59)	(0.61)	(0.61)	(0.60)
Net realized gains	(0.02)	–	–	–	–
Total Distributions	(0.61)	(0.59)	(0.61)	(0.61)	(0.60)
NET ASSET VALUE, END OF PERIOD	$12.88	$13.42	$12.89	$12.72	$12.15
Total Return	0.53%	8.86%	6.25%	9.88%	2.64%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$437,303	$515,093	$539,253	$574,311	$609,667
Ratio of expenses to average net assets	0.59%	0.58%	0.58%	0.58%	0.60%
Ratio of net investment income to average net assets	4.41%	4.47%	4.72%	4.86%	4.96%
Ratio of expenses to average net assets*	0.64%	0.63%	0.63%	0.63%	0.66%
Portfolio turnover(A)	20.12%	12.05%	10.70%	33.81%	44.41%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among classes of shares issued.

90

TAX FREE INCOME BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.09	$9.89	$9.80	$9.46	$9.92
Investment Activities:
Net investment income	0.41	0.43	0.46	0.48	0.48
Net realized and unrealized gains (losses) from investments	(0.35)	0.20	0.09	0.34	(0.46)
Total from Investment Activities	0.06	0.63	0.55	0.82	0.02
Distributions:
Net investment income	(0.41)	(0.43)	(0.46)	(0.48)	(0.48)
NET ASSET VALUE, END OF PERIOD	$9.74	$10.09	$9.89	$9.80	$9.46
Total Return	0.57%	6.48%	5.82%	8.77%	0.32%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$763,172	$898,852	$959,322	$931,851	$857,118
Ratio of expenses to average net assets	0.59%	0.59%	0.59%	0.58%	0.57%
Ratio of net investment income to average net assets	4.08%	4.27%	4.65%	4.99%	5.07%
Ratio of expenses to average net assets*	0.64%	0.64%	0.64%	0.64%	0.67%
Portfolio turnover(A)	47.57%	73.77%	93.62%	65.31%	100.61%

ARIZONA TAX FREE BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.28	$9.92	$9.75	$9.46	$9.74
Investment Activities:
Net investment income	0.40	0.43	0.45	0.46	0.46
Net realized and unrealized gains (losses) from investments	(0.42)	0.36	0.17	0.29	(0.21)
Total from Investment Activities	(0.02)	0.79	0.62	0.75	0.25
Distributions:
Net investment income	(0.40)	(0.43)	(0.45)	(0.46)	(0.46)
Net realized gains	(0.02)	–	–	–	(0.07)
Total Distributions	(0.42)	(0.43)	(0.45)	(0.46)	(0.53)
NET ASSET VALUE, END OF PERIOD	$9.84	$10.28	$9.92	$9.75	$9.46
Total Return	(0.16)%	8.06%	6.57%	7.92%	2.66%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$128,048	$141,541	$161,869	$176,004	$195,753
Ratio of expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.60%
Ratio of net investment income to average net assets	4.01%	4.17%	4.52%	4.71%	4.82%
Ratio of expenses to average net assets*	0.64%	0.64%	0.64%	0.64%	0.65%
Portfolio turnover(A)	10.64%	18.17%	12.38%	17.30%	19.28%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among classes of shares issued.

91

KENTUCKY TAX FREE BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.66	$10.31	$10.19	$9.90	$10.12
Investment Activities:
Net investment income	0.43	0.44	0.47	0.49	0.49
Net realized and unrealized gains (losses) from investments	(0.42)	0.35	0.12	0.29	(0.22)
Total from Investment Activities	0.01	0.79	0.59	0.78	0.27
Distributions:
Net investment income	(0.43)	(0.44)	(0.47)	(0.49)	(0.49)
NET ASSET VALUE, END OF PERIOD	$10.24	$10.66	$10.31	$10.19	$9.90
Total Return	0.10%	7.74%	5.89%	8.06%	2.83%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$95,277	$116,423	$122,970	$127,557	$124,778
Ratio of expenses to average net assets	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	4.09%	4.12%	4.56%	4.89%	5.00%
Ratio of expenses to average net assets*	0.66%	0.66%	0.66%	0.66%	0.69%
Portfolio turnover(A)	5.27%	9.08%	15.24%	16.70%	21.82%

LOUISIANA TAX FREE BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.58	$10.20	$10.08	$9.74	$9.96
Investment Activities:
Net investment income	0.40	0.41	0.45	0.48	0.48
Net realized and unrealized gains (losses) from investments	(0.44)	0.38	0.12	0.34	(0.21)
Total from Investment Activities	(0.04)	0.79	0.57	0.82	0.27
Distributions:
Net investment income	(0.40)	(0.41)	(0.45)	(0.48)	(0.48)
Net realized gains	–	–	–	–	(0.01)
Total Distributions	(0.40)	(0.41)	(0.45)	(0.48)	(0.49)
NET ASSET VALUE, END OF PERIOD	$10.14	$10.58	$10.20	$10.08	$9.74
Total Return	(0.37)%	7.86%	5.75%	8.56%	2.81%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$45,453	$56,421	$68,446	$72,627	$80,167
Ratio of expenses to average net assets	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	3.84%	3.90%	4.41%	4.81%	4.92%
Ratio of expenses to average net assets*	0.81%	0.81%	0.81%	0.81%	0.83%
Portfolio turnover(A)	2.10%	9.53%	22.19%	11.08%	17.27%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

92

MICHIGAN TAX FREE BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.29	$10.83	$10.65	$10.22	$10.62
Investment Activities:
Net investment income	0.47	0.46	0.49	0.50	0.51
Net realized and unrealized gains (losses) from investments	(0.47)	0.46	0.18	0.43	(0.38)
Total from Investment Activities	0.00	0.92	0.67	0.93	0.13
Distributions:
Net investment income	(0.47)	(0.46)	(0.49)	(0.50)	(0.51)
Net realized gains	–	–	–	–	(0.02)
Total Distributions	(0.47)	(0.46)	(0.49)	(0.50)	(0.53)
NET ASSET VALUE, END OF PERIOD	$10.82	$11.29	$10.83	$10.65	$10.22
Total Return	(0.04)%	8.67%	6.39%	9.29%	1.28%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$172,951	$203,301	$216,149	$218,856	$233,913
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.59%	0.61%
Ratio of net investment income to average net assets	4.22%	4.18%	4.53%	4.79%	4.94%
Ratio of expenses to average net assets*	0.65%	0.65%	0.65%	0.64%	0.67%
Portfolio turnover(A)	9.76%	11.18%	7.96%	17.30%	33.34%

OHIO TAX FREE BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.36	$10.97	$10.79	$10.44	$10.75
Investment Activities:
Net investment income	0.44	0.44	0.49	0.53	0.53
Net realized and unrealized gains (losses) from investments	(0.43)	0.39	0.18	0.35	(0.31)
Total from Investment Activities	0.01	0.83	0.67	0.88	0.22
Distributions:
Net investment income	(0.44)	(0.44)	(0.49)	(0.53)	(0.53)
NET ASSET VALUE, END OF PERIOD	$10.93	$11.36	$10.97	$10.79	$10.44
Total Return	0.06%	7.67%	6.33%	8.63%	2.20%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$110,433	$132,810	$136,759	$134,934	$126,362
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.88%	3.90%	4.49%	4.99%	5.10%
Ratio of expenses to average net assets*	0.81%	0.81%	0.82%	0.81%	0.83%
Portfolio turnover(A)	15.95%	14.63%	20.90%	15.67%	35.46%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

93

WEST VIRGINIA TAX FREE BOND FUND SELECT	YEAR ENDED JUNE 30,
2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.55	$10.19	$10.06	$9.73	$9.96
Investment Activities:
Net investment income	0.41	0.44	0.48	0.48	0.49
Net realized and unrealized gains (losses) from investments	(0.44)	0.36	0.13	0.33	(0.23)
Total from Investment Activities	(0.03)	0.80	0.61	0.81	0.26
Distributions:
Net investment income	(0.41)	(0.44)	(0.48)	(0.48)	(0.49)
Net realized gains	–	–	–	–	–	(B)
Total Distributions	(0.41)	(0.44)	(0.48)	(0.48)	(0.49)
NET ASSET VALUE, END OF PERIOD	$10.11	$10.55	$10.19	$10.06	$9.73
Total Return	(0.33)%	8.00%	6.22%	8.53%	2.76%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$83,362	$88,621	$79,617	$86,428	$91,975
Ratio of expenses to average net assets	0.60%	0.59%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	3.92%	4.24%	4.73%	4.87%	5.03%
Ratio of expenses to average net assets*	0.66%	0.65%	0.66%	0.66%	0.68%
Portfolio turnover(A)	20.46%	10.34%	12.03%	7.91%	24.67%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Amount is less than $0.01.

94

Appendix A

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Short Term Tax Free Bond Fund	1
JPMorgan Intermediate Tax Free Bond Fund	2
JPMorgan Tax Free Bond Fund	3
JPMorgan Tax Free Income Bond Fund	4
JPMorgan Arizona Tax Free Bond Fund	5
JPMorgan Kentucky Tax Free Bond Fund	6
JPMorgan Louisiana Tax Free Bond Fund	7
JPMorgan Michigan Tax Free Bond Fund	8
JPMorgan Ohio Tax Free Bond Fund	9
JPMorgan West Virginia Tax Free Bond Fund	10

Instrument	Fund Code	Risk Type

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1-10	Prepayment Market Credit Regulatory
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	1-10	Management Liquidity Credit Market Leverage
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-10	Credit Liquidity Market

95

Instrument	Fund Code	Risk Type

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-10	Market Liquidity Management
Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1-10	Credit Market Leverage
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which Banc One Investment Advisors or its affiliates serve as investment adviser administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser to the extent required by law.	1-10	Market
Loan Participations and Assignments: Participations in, or assignments of municipal securities, including municipal leases.	1-10	Market Credit Political Liquidity Tax
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1-10	Prepayment Market Credit Regulatory Leverage
Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Bond Anticipation Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, participations in pools of municipal securities, obligations of municipal housing authorities and single family revenue bonds.	1-10	Credit Political Tax Market Regulatory
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Funds may invest in such options, contracts and products.	1-10	Management Credit Market Liquidity

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Instrument	Fund Code	Risk Type

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-10	Liquidity Market Credit
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage-backed obligations. These include IOs and POs.	1-10	Prepayment Market Credit Regulatory
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	1-10	Market Liquidity Management Credit Foreign Investment
Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	1-10	Management Credit Liquidity Market
Treasury Receipts: TRs, TIGRs and CATS.	1-10	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	1-10	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	1-10	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1-10	Market Credit Liquidity
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-10	Market Leverage Liquidity Credit
Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-10	Credit Market Zero Coupon

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INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an

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investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates.

For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

•	Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. This risk is similar to Credit Risk, which is described above.

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Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•	Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

•	Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•	Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, on our website, or through other means;

•	Information we receive from you through transactions, correspondence and other communications with us; and

•	Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111 or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-I-121 (2/05)

SPECIALTY FUNDS

Prospectus

JPMorgan Multi-Cap Market Neutral Fund

February 19, 2005

Class A Shares
Class B Shares
Class C Shares

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

CONTENTS

Fund Summary: Investments, Risk & Performance
JPMorgan Multi-Cap Market Neutral Fund	1

More About the Fund
Principal Investment Strategies	5
Investment Risks	6
Temporary Defensive Positions	7
Portfolio Turnover	8

How to Do Business with the Fund
Purchasing Fund Shares	9
Sales Charges	16
Rule 12b-1 Fees	22
Shareholder Servicing Fees	23
Exchanging Fund Shares	23
Redeeming Fund Shares	25

Shareholder Information
Voting Rights	28
Dividend Policies	28
Tax Treatment of Shareholders	29
Shareholder Statements and Reports	30
Availability of Proxy Voting Record	30
Portfolio Holdings Disclosure	31

Management of the Fund
The Adviser, Administrator and Distributor	32
Advisory Fees	32
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	32
The Fund Managers	33
Fund Manager Compensation and Fund Holdings	33
Banc One Investment Advisors — Related Performance of Separately Managed Accounts	33

Legal Proceedings and Additional Fee and Expense Information	35
Financial Highlights	39
Appendix A: Investment Practices	41

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Multi-Cap

Market Neutral Fund

(formerly One Group® Market Neutral Fund)

What is the goal of the Fund?	The Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

What are the Fund’s main investment strategies?

The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that Banc One Investment Advisors considers to be attractive and ‘short selling’ stocks that Banc One Investment Advisors considers to be unattractive. Banc One Investment Advisors considers a company’s fundamentals and valuation in determining whether a stock is attractive or unattractive and whether to invest in or short-sell a stock. The Fund uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels targeting both value- and growth-oriented domestic companies. The Fund intends to maintain approximately equal value exposure in its long and short positions in order to offset the effects on its performance resulting from general domestic stock market movements or sector swings. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. For more information about the Fund’s investment strategies, please read “More About the Fund” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Strategy Risk. The strategy used by the Fund’s management may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. The strategy used by the Fund involves complex securities transactions that involve risks different than direct equity investments. As a result, the Fund is intended for investors who plan to invest for at least three years and are able and willing to assume the risks associated with this type of fund.

Short Selling Risk. In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

1

FUND SUMMARY

Multi-Cap Market Neutral Fund

After short selling the borrowed security, the Fund is then obligated to ‘cover’ the short sale by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or ‘close out’ the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short-sellers of the same security want to close out their positions at the same time, a ‘short squeeze’ can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

FUND SUMMARY

Multi-Cap Market Neutral Fund

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

How has the Fund performed?

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	Worst Quarter:

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE
Class A
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

3

FUND SUMMARY

Multi-Cap Market Neutral Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Operating expenses exclude dividend expenses relating to short sales. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

SHAREHOLDER FEES
(fee paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	1.25%	1.25%	1.25%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses[3]	.23%	.23%	.23%
Total Annual Fund Operating Expenses[4]	1.98%	2.48%	2.48%
Fee Waiver and/or Expense Reimbursement[5]	(.23)%	NONE	NONE
Net Expenses[4,6]	1.75%	2.48%	2.48%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[4]	Excludes dividend expenses relating to short sales. If dividend expenses relating to short sales are included, Total Annual Operating Expenses would have been 2.77%, 3.27% and 3.27%, for Class A Shares, Class B Shares and Class C Shares respectively. Net Expenses would have been 2.38%, 3.13% and 3.13% for Class A Shares, Class B Shares and Class C Shares, respectively.
[5]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding dividend expenses on short sales interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.75% of the average daily net assets of the Class A Shares, to 2.50% of the average daily net assets of the Class B Shares, and to 2.50% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.
[6]	Banc One Investment Advisors and the Administrator are currently voluntarily waving fees and/or reimbursing expenses to limit total fund operating expenses (excluding dividend expenses relating to short sales) to 1.50% for Class A Shares, 2.23% for Class B Shares and 2.23% for Class C Shares.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$694	$751	$251	$351	$251
3 Years	1,077	1,073	773	773	773
5 Years	1,502	1,521	1,321	1,321	1,321
10 Years	2,680	2,693	2,693	2,816	2,816
[1]	Without contractual fee waivers, 1 Year expenses would be as follows:

Class A	$715
Class B (with redemption)	$751
Class B (without redemption)	$251
Class C (with redemption)	$351
Class C (without redemption)	$251
[2]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

4

More About the Fund

The Fund described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Fund and Banc One Investment Advisors, please read “Management of the Fund” and the Statement of Additional Information.

Principal Investment Strategies	The principal investment strategies that are used to meet the Fund’s investment objective are also described in “Fund Summary: Investments, Risk & Performance” in the front of this prospectus. They are also described below. There can be no assurance that the Fund will achieve its investment objective. Please note that the Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

WHAT IS SHORT SELLING?

Short selling a security means borrowing it from a lender then selling it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs.

The Fund buys (takes long positions in) domestic stocks believed to be attractive and sells short an equal dollar amount of domestic stocks believed to be unattractive. The Fund’s proceeds from the short sales and remaining cash balance is invested in cash and cash equivalents. In order to sell a security short, the Fund must borrow the security in order to settle the sale and buy the security at a later date to return to the lender. The Fund must maintain collateral at least equal to the current market value of the security sold short. By using this long/short investment strategy, the Fund seeks to generate returns independent of the direction of the stock market.

WHAT IS A LONG POSITION? When the Fund takes a long position, it purchases the security outright.

•   The Fund intends to maintain approximately equal value exposures in its long and short positions in order to limit the effects on performance resulting from domestic stock market movements or sector-swings.

•   In determining whether a stock is attractive or unattractive, Banc One Investment Advisors uses a proprietary stock selection model that collects quantitative and fundamental investment data designed to evaluate the relative attractiveness of stocks. The stock selection model considers valuation factors such as discounted cash flows and price-to-book values. The model also takes into account data concerning an issuer’s fundamentals including revisions of earnings estimates and working capital management. The data is then compiled, blending both calculations and fundamental scores, to develop an overall rank from most attractive to least

5

attractive for each security by sector within a universe of approximately 1,100 to 1,300 highly liquid domestic stocks. The Fund seeks to enhance return by purchasing long positions in stocks that have the relatively highest scores and selling short stocks that have the relatively lowest scores.

•   The Fund’s strategy is to be sector neutral meaning that both the long and short positions will have approximately the same weight in the market sectors in which the Fund invests. However, the stock selection model may result in the Fund’s long and short positions being overweighted in different industries within a sector. If the stock selection model finds most stocks within an industry to be attractive, then the Fund would automatically tend to overweight that industry. If the stock selection model finds most stocks within an industry to be unattractive, then the Fund would automatically tend to engage in more short sales with regard to that industry.

•   Banc One Investment Advisors periodically rebalances the positions in the Fund to the stock selection model. Ordinarily, Banc One Investment Advisors rebalances the Fund on a monthly basis unless there are meaningful cash inflows or outflows which warrant rebalancing sooner. The Fund may hold investments in cash, U.S. government securities or other liquid securities until such time as the Fund is rebalanced to the stock selection model.

•   The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. Banc One Investment Advisors uses the return that an investor could achieve through an investment in 3-month U.S. Treasury bills as a benchmark against which to measure the Fund’s performance. Banc One Investment Advisors attempts to achieve returns for the Fund’s shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury bills because, among other things, Treasury bills are backed by the full faith and credit of the U.S. Government, Treasury bills have a fixed rate of return, investors in Treasury bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury bills.

Investment Risks	The main risks associated with investing in the Fund are described below and in “Fund Summary: Investments, Risk & Performance” at the front of this prospectus.

SHORT SALES RISK.  When the stock selection model determines that a security is unattractive, the Fund sells the security short by borrowing it from a lender and selling it to a third party at the then current market price. In order to replace the borrowed securities, i.e., ‘cover the short position’, the Fund will be required to purchase, exchange or convert securities to return to the security’s lender. The Fund cannot guarantee that it will be able to replace a borrowed security at a particular time or at an acceptable price. If the borrowed securities have appreciated in value, the Fund will be required to pay more for the replacement securities than the amount it received for selling the security short. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed security declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction costs, is generally

6

limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.

While the Fund has an open short position, it is always subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement shares immediately at the stock’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

Short sales also involve other costs. The Fund must repay to the lender an amount equal to any dividends or interest that accrue while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund closes the short position, it will maintain a segregated account with a custodian containing cash, U.S. government securities or other liquid securities. These assets used to cover the Fund’s short sales will not be available for any reason, including to meet redemption requests. The Fund will not make a short sale if, after giving effect to the sale, the market value of all securities sold short will exceed 100% of the value of such Fund’s net assets (exclusive of the cash proceeds of the short sale).

SMALLER COMPANIES.  The Fund may invest in domestic securities across all capitalization levels including small capitalization stocks. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

For more information about risks associated with the types of investments that the Fund purchases, please read “Fund Summary: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

Temporary Defensive Positions	To respond to unusual market conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and prevent the Fund from meeting its investment objective.

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WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

Portfolio Turnover	The Fund will engage in active and frequent trading of portfolio securities to achieve its principal investment strategy. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you. The Fund anticipates a portfolio turnover rate well above that of other mutual funds. The Fund’s portfolio turnover is likely to exceed 200%. The portfolio turnover rate for the Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Fund

Purchasing Fund Shares

Where can I buy shares?	You may purchase Fund shares:

•   Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

• Directly from the Fund through the Distributor.

Who can buy shares?	Class A, Class B and Class C Shares may be purchased by the general public.

When can I buy shares?

•   Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase requests accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•	If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•   If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

• Shares ownership is electronically recorded, therefore no certificate will be issued.

•   The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt

9

portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•    The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•    Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•    Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•    Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

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•   In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?	• This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

•   Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

• You may pay a sales charge at the time of purchase.

• Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

• You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

• Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

• Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

• There is no maximum investment amount for Class A Shares.

Class B Shares

• You will not pay a sales charge at the time of purchase.

• A CDSC will apply on shares sold within six years measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

• Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

• Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

• Class B Shares should not be used for investments of more than $99,999.

1.    You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that may be linked together for the purposes of determining whether the

11

application of the Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing Your Class A Sales Charges.”

2.   Although the first Class A breakpoint is at investments of $50,000 or more, the length of your intended investment horizon may make Class B investments of between $50,000 and $99,999 more advantageous than an identical investment in Class A Shares.

3. Individual purchases of $100,000 or more will be rejected.

Class C Shares

• You will not pay a sales charge at the time of purchase.

• A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

•   Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

• There is no maximum investment amount for Class C Shares.

The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A person who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

How much do shares cost?	• Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

• Each class of shares has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

•   NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•   The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-

12

Canadian equity securities held by the Fund. The fair value pricing utilizes quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

•   The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?	1. Read the prospectus carefully, and select the share class most appropriate for you.

2. Decide how much you want to invest.

• Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement.

• You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

• Subsequent investments must be at least $25.

•   You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

•   Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

• For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

• A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?.”

3.   When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

•   We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required

13

information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

•  Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

4. Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

All checks must be made payable to one of the following:

• JPMorgan Funds Services; or

• The specific Fund in which you are investing.

• If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A. ATTN: JPMORGAN FUNDS SERVICES ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

5. If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

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Can I purchase shares over the telephone?	Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

• Contact your Financial Intermediary or, if applicable, call 1-800-480-4111 to relay your purchase instructions.

• Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

•   The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

• You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

• Select the “Systematic Investment Plan” option on the Account Application.

• Provide the necessary information about the bank account from which your investments will be made.

• The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

• You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

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Sales Charges

The Distributor compensates Financial Intermediaries who sell shares of the Fund.
Compensation comes from sales charges, Rule 12b-1 fees and payments by the
Distributor or affiliates of the Distributor from its or their own resources.

The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in “Management of the Fund.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Fund, visit www.jpmorganfunds.com. and click on the hyperlinks “JPMorgan Funds” and “Fees and Pricing” or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

AMOUNT OF PURCHASES	SALE CHARGE AS A % OF THE OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT[1]	COMMISSION AS A % OF OFFERING PRICE
Less than $50,000	5.25	5.54	4.75
$50,000-$99,999	4.50	4.71	4.05
$100,000-$249,999	3.50	3.63	3.05
$250,000-$499,999	2.50	2.56	2.05
$500,000-$999,999	2.00	2.04	1.60
$1,000,000 or more	NONE	NONE	**

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may

16

link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the Fund that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

•   Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1. Your account(s);

2. Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5. Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Fund may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•   Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment. A

17

percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.   Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

• The JPMorgan Funds.

• JPMorgan Chase & Co. (JPMorgan Chase) and its subsidiaries and affiliates.

4. Bought by employees of:

• Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•   Broker-dealers or financial institutions who have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

• Washington Management Corporation and its subsidiaries and affiliates.

• The BISYS Group, Inc. and its subsidiaries and affiliates.

5. Bought by:

•   Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

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•   Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•   Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

• Tuition programs that qualify under Section 529 of the Internal Revenue Code.

• An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•   A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

• Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.   Bought with proceeds from the sale of Select Shares of a JPMorgan Fund or acquired in an exchange of Select Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.   Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9. Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganizations of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party.

11. Purchased during a JPMorgan Fund’s special offering.

12.  Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

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Class B Shares

Class B Shares are offered at NAV per share, without any up-front sales charges. However, if you redeem Class B shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	5.00
1-2	4.00
2-3	3.00
3-4	3.00
4-5	2.00
5-6	1.00
More than 6	NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Fund.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

• After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

• You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

•   Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

• If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	1.00
After first year	NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares.

How the Class B and Class C CDSC is Calculated

• The Fund assumes that all purchases made in a given month were made on the first day of the month.

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•   For Class B Shares purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares purchased on or after November 1, 2002 and Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

• No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

•   To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

•   If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Fund:

1.    If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?.”

2.   Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3.   If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4.   That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6. That are involuntary resulting from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party.

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8.   Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?.”

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No sales charge is imposed on Class C Shares of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Rule 12b-1 Fees	The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2.   Class B and Class C Shares pay a Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Shareholder Servicing Fees Which class of shares is best?

The JPMorgan Funds, on behalf of the Fund has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain shareholder services and related services to the Fund. For performing these services, JPMDS, as shareholder servicing agent will receive an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and shareholder servicing fees, which are lower for Class A shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Exchanging Fund Shares

What are my exchange privileges?

•   Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement. Class A Shares of a Fund may be exchanged for Morgan Class Shares of a JPMorgan money market fund.

• Class B Shares of the Fund may be exchanged for Class B Shares of another JPMorgan Fund.

•   Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Tax Free Bond Fund and JPMorgan Ultra Short Term Bond Fund (Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

• Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

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Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?	Exchange requests are processed the same business day they are received, provided:
• The Fund receives the request by 4:00 p.m. ET.

• You have contacted your Financial Intermediary, if necessary.

• All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?	Generally, you will not pay a sales charge on an exchange. However:
• If you exchange Class B or Class C Shares of a Fund for Class B Shares or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?	Generally:

• An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

• An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

• You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?	No.

•   However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•   Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

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Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•   Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

• A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?	You may use any of the following methods to redeem your shares:

1. You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

2. You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3. We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4. You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

• You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

• You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

• On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

•   Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

What will my shares be worth?

•   If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.

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Can I redeem by telephone?	Yes, if you selected this option on your Account Application.

• Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•   Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

•   The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•   You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

• You may write to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Can I redeem on a systematic basis?

1.    If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

• Select the “Systematic Withdrawal Plan” option on the Account Application.

• Specify the amount you wish to receive and the frequency of the payments.

• You may designate a person other than yourself as the payee.

• There is no fee for this service.

2. If you select this option, please keep in mind that:

•   It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

• Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

• Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.   The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more

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information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share for shares of the applicable class.

4.   If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5. You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•   Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•   Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2.   If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

• The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

• You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

Voting Rights	The Fund does not hold annual shareholder meetings, but may hold special meetings.
The special meetings are held, for example, to elect or remove Trustees, change the
Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, votes separately on matters relating solely to the Fund or class, or which affect the Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

Dividends

The Fund generally declares dividends, if any, on the last business day of each year. Dividends for the Fund are distributed on the first business day of the next month after they are declared. Capital gains, if any, for the Fund are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Fund as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

Special Dividend Rules for Class B Shares

Class B Shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B Shares (other than those in the sub-account) convert to Class A Shares, a percentage of the Class B Shares in the sub-account will also convert to Class A Shares. (See “Sales Charges — Conversion Feature.”)

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Tax Treatment Of Shareholders

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

The Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Short Sales

The Fund’s short sales will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of short sales may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such short sales.

Taxation of Retirement Plans

Distributions by the Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of

29

Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders. For additional information on the potential tax consequences of investing in the Fund, please see the Statement of Additional Information.

Shareholder Statements and Reports	The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.
The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

Availability of Proxy Voting Record	The Trustees have delegated the authority to vote proxies for securities owned by the
Fund to Banc One Investment Advisors. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

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Portfolio Holdings Disclosure	No sooner than 30 days after the end of each month, the Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund’s website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund’s top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund’s website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

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Management of the Fund

The Adviser, Administrator and Distributor	Banc One Investment Advisors Corporation (the Adviser) (1111 Polaris Parkway, P.O. Box
710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the
Fund and continuously reviews, supervises and administers the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the
supervision of, and policies established by, the Trustees of                             . Banc One
Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual corporate, charitable and retirement accounts. As of December 31,
2004, Banc One Investment Advisors managed over          billion in assets. Banc One
Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc
One Investment Advisors Corporation is referred to in this prospectus as “Banc One
Investment Advisors” or the “Investment Adviser.”

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market Funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Fund. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Advisory Fees	Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of the Fund. For the most recent fiscal year, the Fund paid a fee, which is calculated daily and paid monthly, equal to 1.25% of the average daily net assets of the Fund.

Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	Banc One Investment Advisors, the Fund’s Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Fund. Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k)
plans, and plan sponsors and others, including various affiliates of JPMorgan Chase &
Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust
Company N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Fund, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and
Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in

32

cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Fund’s Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Fund’s Distributor may on occasion pay
Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

The Fund Managers	The Fund is managed by a portfolio manager teamed with quantitative analysts. The quantitative analysts play an important role in developing and refining the stock selection model and implementing the model to generate evaluations, while the portfolio manager determines strategy, industry weightings, Fund holdings and cash positions.

Bala Iyer, Ph.D., CFA, is the portfolio manager for the JPMorgan Multi-Cap Market Neutral Fund, as well as the leader of the Quantitative Team. In addition to the JPMorgan Multi-Cap Market Neutral Fund, the Quantitative Team also is responsible for the JPMorgan Market Expansion Index Fund, the JPMorgan Equity Index Fund and the JPMorgan International Equity Index Fund. Since 1995, Dr. Iyer has served as the director of quantitative research for Banc One Investment Advisors. Prior to 1995, Dr. Iyer served as a portfolio manager and an analyst at Zaske, Sarafa & Associates and as an equity analyst at NBD Bank in Detroit, Michigan.

Fund Manager Compensation and Fund Holdings	Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program that is tied directly to long-
term relative investment performance. Relative investment performance is measured against the Fund’s benchmark and/or its Lipper peer group. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan tied to long-term investment performance that provides up to 100% of the cash incentive award, which vests after three years. Portfolio managers and research analysts are also eligible to participate in the
JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

Banc One Investment Advisors — Related Performance of Separately Managed Accounts	In addition to acting as investment advisor to the Fund, Banc One Investment Advisors manages separate accounts pursuant to the market neutral investment strategy. The following table shows the historical performance of all accounts managed by Banc One
Investment Advisors, which have substantially similar investment objectives, policies, strategies and risks to the Multi-Cap Market Neutral Fund. In addition, the composite includes the performance of the Multi-Cap Market Neutral Fund for the period from its inception on May 23, 2003 through December 31, 2004. This composite is provided to illustrate the past performance of Banc One Investment Advisors in managing substantially similar accounts and the Multi-Cap Market Neutral Fund. However, this composite does not represent the performance of the Multi-Cap Market Neutral
Fund. You should not consider this performance data as an indication of future

33

performance of the Multi-Cap Market Neutral Fund or of Banc One Investment
Advisors. The accounts that are included in the Adviser’s composite other than the
Multi-Cap Market Neutral Fund are not subject to the same types of expenses to which the Multi-Cap Market Neutral Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the
Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue
Code of 1986, as amended. Consequently, the performance results for the Adviser’s composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the Adviser’s composite presented below are unaudited. The investment results of the Adviser’s composite were not calculated pursuant to the methodology established by the Securities and Exchange Commission that is used to calculate performance results of the Multi-Cap Market Neutral Fund. Rather, the performance results for the composite were calculated on a time weighted basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. The returns included in the composite reflect the deduction of the Fund’s actual total annual Fund operating expenses absent any fee waivers or expense reimbursements. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage or derivatives. Investors should also be aware that the use of a methodology different from what is used below to calculate performance could result in different performance data.

Related Performance

CALENDAR YEAR	ADVISOR’S MARKET NEUTRAL COMPOSITE[1,2]	MERRILL LYNCH 91-DAY TREASURY BILL (AUCTION RATE)[3]
2000	0.91%	6.36%
2001	4.74%	3.64%
2002	5.12%	1.68%
2003	2.31%	1.05%
2004

ANNUALIZED PERIOD	ADVISOR’S MARKET NEUTRAL COMPOSITE[1,2]	MERRILL LYNCH 91-DAY TREASURY BILL (AUCTION RATE)[3]
1 Yr Ended 12/31/04
2 Yrs Ended 12/31/04
3 Yrs Ended 12/31/04
Inception (through 12/31/04 )
[1]	The composite performance represents the total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance has been adjusted to reflect the total annual fund operating expenses for Class A Shares absent any fee waivers or expense reimbursements.
[2]	The composite performance contains information from several separate accounts managed in a substantially similar manner as the Fund. The composite performance also includes the performance of the Multi-Cap Market Neutral Fund for the period from its inception on May 23, 2003 through December 31, 2004.
[3]	The Merrill Lynch 91-Day Treasury Bill (Auction Rate) Index reflects auction prices of 3-month T-Bills.

34

Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

35

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors, and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached

36

Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples	As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Fund offered in this prospectus is not subject to a Reduced Rate.

37

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Multi-Cap Market Neutral Fund	A	1.75%	1.75%	1.98%
	B	2.50%	2.48%	2.48%
	C	2.50%	2.48%	2.48%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

• On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

• Your investment has a 5% return each year;

• The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

• At the time of purchase, any applicable initial sales charges (loads) are deducted; and

• There is no sales charge (load) on reinvested dividends.

•    The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$694	5.00%	3.25%	3.25%	$251	5.00%	2.52%	2.52%	$251	5.00%	2.52%	2.52%
October 31, 2006	$174	10.25%	6.61%	3.25%	$257	10.25%	5.10%	2.52%	$257	10.25%	5.10%	2.52%
October 31, 2007	$203	15.76%	9.83%	3.02%	$264	15.76%	7.75%	2.52%	$264	15.76%	7.75%	2.52%
October 31, 2008	$209	21.55%	13.14%	3.02%	$271	21.55%	10.47%	2.52%	$271	21.55%	10.47%	2.52%
October 31, 2009	$215	27.63%	16.56%	3.02%	$277	27.63%	13.25%	2.52%	$277	27.63%	13.25%	2.52%
October 31, 2010	$222	34.01%	20.08%	3.02%	$284	34.01%	16.11%	2.52%	$284	34.01%	16.11%	2.52%
October 31, 2011	$229	40.71%	23.71%	3.02%	$292	40.71%	19.03%	2.52%	$292	40.71%	19.03%	2.52%
October 31, 2012	$236	47.75%	27.44%	3.02%	$299	47.75%	22.03%	2.52%	$299	47.75%	22.03%	2.52%
October 31, 2013	$243	55.13%	31.29%	3.02%	$245	55.13%	25.72%	3.02%	$306	55.13%	25.11%	2.52%
October 31, 2014	$250	62.89%	35.25%	3.02%	$253	62.89%	29.51%	3.02%	$314	62.89%	28.26%	2.52%
October 31, 2015	$258	71.03%	39.34%	3.02%	$260	71.03%	33.42%	3.02%	$322	71.03%	31.48%	2.52%
October 31, 2015	$258	71.03%	39.34%	3.02%	$260	71.03%	33.42%	3.02%	$322	71.03%	31.48%	2.52%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

38

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund’s performance for the last five years or the period of the Fund’s operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

MULTI-CAP MARKET NEUTRAL FUND CLASS A	YEAR ENDED JUNE 30, 2004	MAY 23, 2003 TO JUNE 30, 2003(A)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.05	$10.00
Investment Activities:
Net investment income (loss)	(0.05)	–	(B)
Net realized and unrealized gains (losses) from investments	0.64	0.05
Total from Investment Activities	0.59	0.05
Distributions:
Net realized gains	(0.03)	–
NET ASSET VALUE, END OF PERIOD	$10.61	$10.05
Total Return (Excludes Sales Charge)	5.83%	0.50	%(C)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$114,731	$25,478
Ratio of expenses to average net assets(E)	1.50%	1.50	%(D)
Ratio of net investment income to average net assets	(0.88)%	(0.42	)%(D)
Ratio of expenses to average net assets*(E)	1.85%	2.07	%(D)
Portfolio turnover(F)	256.52%	0.00%

MULTI-CAP MARKET NEUTRAL FUND CLASS B	YEAR ENDED JUNE 30, 2004	MAY 23, 2003 TO JUNE 30, 2003(A)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.04	$10.00
Investment Activities:
Net investment income (loss)	(0.12)	(0.01)
Net realized and unrealized gains (losses) from investments	0.64	0.05
Total from Investment Activities	0.52	0.04
Distributions:
Net realized gains	(0.03)	–
NET ASSET VALUE, END OF PERIOD	$10.53	$10.04
Total Return (Excludes Sales Charge)	5.14%	0.40	%(C)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$29,222	$12,389
Ratio of expenses to average net assets(E)	2.25%	2.25	%(D)
Ratio of net investment income to average net assets	(1.65)%	(1.15	)%(D)
Ratio of expenses to average net assets*(E)	2.55%	2.70	%(D)
Portfolio turnover(F)	256.52%	0.00%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Amount is less than $0.01. (C) Not annualized. (D) Annualized. (E) Excludes dividend expense for securities sold short. Dividend expense is 0.88% and 0.98% of average net assets for the periods ended June 30, 2004, and 2003, respectively. (F) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

39

FINANCIAL HIGHLIGHTS

MULTI-CAP MARKET NEUTRAL FUND CLASS C
	YEAR ENDED JUNE 30, 2004	MAY 23, 2003 TO JUNE 30, 2003(A)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.04	$10.00
Investment Activities:
Net investment income (loss)	(0.10)	(0.01)
Net realized and unrealized gains (losses) from investments	0.62	0.05
Total from Investment Activities	0.52	0.04
Distributions:
Net realized gains	(0.03)	–
NET ASSET VALUE, END OF PERIOD	$10.53	$10.04
Total Return (Excludes Sales Charge)	5.14%	0.40	%(C)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$186,136	$54,094
Ratio of expenses to average net assets(E)	2.25%	2.25	%(D)
Ratio of net investment income to average net assets	(1.64)%	(1.16	)%(D)
Ratio of expenses to average net assets*(E)	2.52%	2.70	%(D)
Portfolio turnover(F)	256.52%	0.00%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Excludes dividend expense for securities sold short. Dividend expense is 0.88% and 0.98% of average net assets for the periods ended June 30, 2004, and 2003, respectively. (F) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

40

Appendix A

Investment Practices	The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the
Statement of Additional Information. Following the table is a more complete discussion of risk.

Instrument	Risk Type
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	Credit Liquidity Market
Certificates of Deposit: Negotiable instruments with a stated maturity.	Market Credit Leverage
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	Market
Exchange-Traded Funds: Ownership in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange-traded funds or ETFs include a wide range of investments such as iShares, Standard and Poor’s Depository Receipts (SPDRs), and NASDAQ 100’s. The Equity Index Fund invests only in SPDRs and other ETFs that track the S&P 500.	Market
Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.	Market Political Liquidity Foreign Investment
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Market

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Instrument	Risk Type
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest.	Liquidity Management Market Regulatory Tax Prepayment
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Market Liquidity
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	Market Leverage
Rights and Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Market Credit
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	Credit Liquidity Market

Investment Risks	Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund.
Certain investments are more susceptible to these risks than others.

•   Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

42

•   Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•   Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•   Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•   Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•   Management Risk. The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•   Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest

43

rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

• Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•   Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, the Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•   Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•   Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

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Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•   Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•   Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Fund, the following documents are free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-800-480-4111 or by writing the Fund at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Fund’s reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Fund from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-137 (2/05)

SPECIALTY FUNDS

Prospectus

JPMorgan Multi-Cap Market Neutral Fund

February 19, 2005 Select Share

For Institutional Clients

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

CONTENTS

Fund Summary: Investments, Risk & Performance
JPMorgan Multi-Cap Market Neutral Fund	1

More About the Fund	5
Principal Investment Strategies	5
Investment Risks	6
Temporary Defensive Positions	8
Portfolio Turnover	8

How to Do Business with the Fund	9
Purchasing Fund Shares	9
Exchanging Fund Shares	14
Redeeming Fund Shares	15
Shareholder Servicing Fees	17

Shareholder Information	18
Voting Rights	18
Dividend Policies	18
Tax Treatment of Shareholders	19
Shareholder Statements and Reports	20
Availability of Proxy Voting Record	21
Portfolio Holdings Disclosure	21

Management of the Fund	22
The Adviser, Administrator and Distributor	22
Advisory Fees	22
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	22
The Fund Managers	23
Fund Manager Compensation and Fund Holdings	23
Banc One Investment Advisors — Related Performance of Separately Managed Accounts	24

Legal Proceedings and Additional Fee and Expense Information	26
Financial Highlights	31
Appendix A: Investment Practices	32

JPMORGAN	Multi-Cap Market Neutral Fund

(formerly One Group® Market Neutral Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

What are the Fund’s main investment strategies?

The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that Banc One Investment Advisors considers to be attractive and ‘short selling’ stocks that Banc One Investment Advisors considers to be unattractive. Banc One Investment Advisors considers a company’s fundamentals and valuation in determining whether a stock is attractive or unattractive and whether to invest in or short-sell a stock. The Fund uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels targeting both value- and growth-oriented domestic companies. The Fund intends to maintain approximately equal value exposure in its long and short positions in order to offset the effects on its performance resulting from general domestic stock market movements or sector swings. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. For more information about the Fund’s investment strategies, please read “More About the Fund” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Strategy Risk. The strategy used by the Fund’s management may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. The strategy used by the Fund involves complex securities transactions that involve risks different than direct equity investments. As a result, the Fund is intended for investors who plan to invest for at least three years and are able and willing to assume the risks associated with this type of fund.

Short Selling Risk. In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

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FUND SUMMARY	Multi-Cap Market Neutral Fund

After short selling the borrowed security, the Fund is then obligated to ‘cover’ the short sale by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or ‘close out’ the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short-sellers of the same security want to close out their positions at the same time, a ‘short squeeze’ can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short-sale.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	Worst Quarter:

2

FUND SUMMARY	Multi-Cap Market Neutral Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE
Select
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

3

FUND SUMMARY	Multi-Cap Market Neutral Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	1.25%
Shareholder Service Fees	.25%
Other Expenses[1]	.23%
Total Annual Fund Operating Expenses[2]	1.73%
Fee Waiver and/or Expense Reimbursement[3]	(.23)%
Net Expenses[2]	1.50%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Excludes dividend expenses relating to short sales. If dividend expenses relating to short sales are included, Total Annual Fund Operating Expenses and Net Expenses would have been 2.61% and 2.38%, respectively.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.50% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Operating expenses exclude dividend expenses related to short sales. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$153	$506	$901	$2,008
[1] Without contractual fee waivers, 1 Year expenses would be $176.

4

More About the Fund

The Fund described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Fund and Banc One Investment Advisors, please read “Management of the Fund” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The principal investment strategies that are used to meet the Fund’s investment objective are also described in “Fund Summary: Investments, Risk & Performance” in the front of this prospectus. They are also described below. There can be no assurance that the Fund will achieve its investment objective. Please note that the Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

WHAT IS SHORT SELLING?

Short selling a security means borrowing it from a lender then selling it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs.

The Fund buys (takes long positions in) domestic stocks believed to be attractive and sells short an equal dollar amount of domestic stocks believed to be unattractive. The Fund’s proceeds from the short sales and remaining cash balance is invested in cash and cash equivalents. In order to sell a security short, the Fund must borrow the security in order to settle the sale and buy the security at a later date to return to the lender. The Fund must maintain collateral at least equal to the current market value of the security sold short. By using this long/short investment strategy, the Fund seeks to generate returns independent of the direction of the stock market.

WHAT IS A LONG POSITION? When the Fund takes a long position, it purchases the security outright.

•	The Fund intends to maintain approximately equal value exposures in its long and short positions in order to limit the effects on performance resulting from domestic stock market movements or sector-swings.

•	In determining whether a stock is attractive or unattractive, Banc One Investment Advisors uses a proprietary stock selection model that collects quantitative and fundamental investment data designed to evaluate the relative attractiveness of stocks. The stock selection model considers valuation factors such as discounted cash flows and price-to-book values. The model also

5

takes into account data concerning an issuer’s fundamentals including revisions of earnings estimates and working capital management. The data is then compiled, blending both calculations and fundamental scores, to develop an overall rank from most attractive to least attractive for each security by sector within a universe of approximately 1,100 to 1,300 highly liquid domestic stocks. The Fund seeks to enhance return by purchasing long positions in stocks that have the relatively highest scores and selling short stocks that have the relatively lowest scores.

•	The Fund’s strategy is to be sector neutral meaning that both the long and short positions will have approximately the same weight in the market sectors in which the Fund invests. However, the stock selection model may result in the Fund’s long and short positions being overweighted in different industries within a sector. If the stock selection model finds most stocks within an industry to be attractive, then the Fund would automatically tend to overweight that industry. If the stock selection model finds most stocks within an industry to be unattractive, then the Fund would automatically tend to engage in more short sales with regard to that industry.

•	Banc One Investment Advisors periodically rebalances the positions in the Fund to the stock selection model. Ordinarily, Banc One Investment Advisors rebalances the Fund on a monthly basis unless there are meaningful cash inflows or outflows which warrant rebalancing sooner. The Fund may hold investments in cash, U.S. government securities or other liquid securities until such time as the Fund is rebalanced to the stock selection model.

•	The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. Banc One Investment Advisors uses the return that an investor could achieve through an investment in 3-month U.S. Treasury bills as a benchmark against which to measure the Fund’s performance. Banc One Investment Advisors attempts to achieve returns for the Fund’s shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury bills because, among other things, Treasury bills are backed by the full faith and credit of the U.S. Government, Treasury bills have a fixed rate of return, investors in Treasury bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury bills.

INVESTMENT RISKS

The main risks associated with investing in the Fund are described below and in “Fund Summary: Investments, Risk & Performance” at the front of this prospectus.

SHORT SALES RISK. When the stock selection model determines that a security is unattractive, the Fund sells the security short by borrowing it from a lender and selling it to a third party at the then current market price. In order to replace the borrowed securities, i.e., ‘cover the short position’, the Fund will be required to purchase, exchange or convert securities to return to the security’s lender. The Fund

6

cannot guarantee that it will be able to replace a borrowed security at a particular time or at an acceptable price. If the borrowed securities have appreciated in value, the Fund will be required to pay more for the replacement securities than the amount it received for selling the security short. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed security declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction costs, is generally limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.

While the Fund has an open short position, it is always subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement shares immediately at the stock’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

Short sales also involve other costs. The Fund must repay to the lender an amount equal to any dividends or interest that accrue while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund closes the short position, it will maintain a segregated account with a custodian containing cash, U.S. government securities or other liquid securities. These assets used to cover the Fund’s short sales will not be available for any reason, including to meet redemption requests. The Fund will not make a short sale if, after giving effect to the sale, the market value of all securities sold short will exceed 100% of the value of such Fund’s net assets (exclusive of the cash proceeds of the short sale).

SMALLER COMPANIES. The Fund may invest in domestic securities across all capitalization levels including small capitalization stocks. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

For more information about risks associated with the types of investments that the Fund purchases, please read “Fund Summary: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

7

TEMPORARY DEFENSIVE POSITIONS

To respond to unusual market conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

The Fund will engage in active and frequent trading of portfolio securities to achieve its principal investment strategy. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you. The Fund anticipates a portfolio turnover rate well above that of other mutual funds. The Fund’s portfolio turnover is likely to exceed 200%. The portfolio turnover rate for the Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

8

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

•	Directly from the Fund through the Distributor.

Who can buy Select Shares?

Select Shares may be purchased by:

•	Institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase. Accounts may be opened with the Fund’s transfer agent either directly or through a Financial Intermediary.

•	If you have questions about eligibility, please call 1-800-480-4111.

•	The Fund may also issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Please call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A person who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

When can I buy shares?

•	Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase requests accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•	If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

9

•	If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

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•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

•	Shares are sold at net asset value per share (NAV).

•	NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

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•	The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

1.	Read the prospectus carefully.

2.	Decide how much you want to invest.

•	Select Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

•	Select Share accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

•	Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

•	For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

3.	When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

•	We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

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•	Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

4.	Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES

P. O. BOX 8528

BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The specific Fund in which you are investing.

•	If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and to authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-SELECT)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

5.	If you have any questions, contact your Financial Intermediary, if applicable, or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary or call 1-800-480-4111 to relay your purchase instructions.

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•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-SELECT)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

•	The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

What are my exchange privileges?

•	Select Shares of a Fund may be exchanged for Select Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

•	All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

•	Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET.

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

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•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

•	You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No.

•	However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Fund, certain Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•	Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•	Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

•	A redemption order is accepted when accompanied by all required documentation in the proper form must accompany a redemption request. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

1.	You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

2.	You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3.	We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4.	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more; or

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•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

•	On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

•	Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

What will my shares be worth?

•	If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV calculated after your redemption order is accepted.

•	The Multi-Cap Market Neutral Fund used to charge a redemption fee of 2.00% on shares redeemed within 90 days of purchase. Beginning on October 29, 2004, the redemption fee will not be charged regardless of when you purchased your shares.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•	Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

•	The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

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SHAREHOLDER SERVICING FEES

JPMorgan Funds, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain shareholder services and related services to the Fund. For performing these services, JPMDS as shareholder servicing agent, will receive an annual fee of 0.25% of the average daily net assets of the Select Shares of the Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•	Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

•	The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

VOTING RIGHTS

The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, votes separately on matters relating solely to the Fund or class, or which affect the Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Fund generally declares dividends, if any, on the last business day of each year. Dividends for the Fund are distributed on the first business day of the next month after they are declared. Capital gains, if any, for the Fund are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Fund as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

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TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

The Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Short Sales

The Fund’s short sales will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of short sales may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such short sales.

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Taxation of Retirement Plans

Distributions by the Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders. For additional information on the potential tax consequences of investing in the Fund, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

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AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to Banc One Investment Advisors. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund’s website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund’s top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund’s website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

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Management of the Fund

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Banc One Investment Advisors Corporation (the Adviser) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                                     . Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $             billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Fund. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of the Fund. For the most recent fiscal year, the Fund paid a fee, which is calculated daily and paid monthly, equal to 1.25% of the average daily net assets of the Fund.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES —REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Fund’s Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Fund. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges

22

(including Rule 12b-1 fees) and service fees paid by the Fund, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Advisor or Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Fund’s Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Fund’s Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

THE FUND MANAGERS

The Fund is managed by a portfolio manager teamed with quantitative analysts. The quantitative analysts play an important role in developing and refining the stock selection model and implementing the model to generate evaluations, while the portfolio manager determines strategy, industry weightings, Fund holdings and cash positions.

Bala Iyer, Ph.D., CFA, is the portfolio manager for the JPMorgan Multi-Cap Market Neutral Fund, as well as the leader of the Quantitative Team. In addition to the JPMorgan Multi-Cap Market Neutral Fund, the Quantitative Team also is responsible for the JPMorgan Market Expansion Index Fund, the JPMorgan Equity Index Fund and the JPMorgan International Equity Index Fund. Since 1995, Dr. Iyer has served as the director of quantitative research for Banc One Investment Advisors. Prior to 1995, Dr. Iyer served as a portfolio manager and an analyst at Zaske, Sarafa & Associates and as an equity analyst at NBD Bank in Detroit, Michigan.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program that is tied directly to long-term relative investment performance. Relative investment performance is measured against the Fund’s benchmark and/or its Lipper peer group. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan tied to long-term investment performance that provides up to 100% of the cash incentive award, which vests after three years. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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BANC ONE INVESTMENT ADVISORS — RELATED PERFORMANCE OF SEPARATELY MANAGED ACCOUNTS

In addition to acting as investment advisor to the Fund, Banc One Investment Advisors manages separate accounts pursuant to the market neutral investment strategy. The following table shows the historical performance of all accounts managed by Banc One Investment Advisors, which have substantially similar investment objectives, policies, strategies and risks to the Multi-Cap Market Neutral Fund. In addition, the composite includes the performance of the Multi-Cap Market Neutral Fund for the period from its inception on May 23, 2003 through December 31, 2004. This composite is provided to illustrate the past performance of Banc One Investment Advisors in managing substantially similar accounts and the Market Neutral Fund.

However, this composite does not represent the performance of the Multi-Cap Market Neutral Fund. You should not consider this performance data as an indication of future performance of the Multi-Cap Market Neutral Fund or of Banc One Investment Advisors. The accounts that are included in the Adviser’s composite other than the Multi-Cap Market Neutral Fund are not subject to the same types of expenses to which the Multi-Cap Market Neutral Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Advisor’s composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the Adviser’s composite presented below are unaudited. The investment results of the Adviser’s composite were not calculated pursuant to the methodology established by the Securities and Exchange Commission that is used to calculate performance results of the Multi-Cap Market Neutral Fund. Rather, the performance results for the composite were calculated on a time weighted basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. The returns included in the composite reflect the deduction of the Fund’s actual total annual Fund operating expenses absent any fee waivers or expense reimbursements. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage or derivatives. Investors should also be aware that the use of a methodology different from what is used below to calculate performance could result in different performance data.

Related Performance

CALENDAR YEAR	ADVISER’S MARKET NEUTRAL COMPOSITE[1,2]	MERRILL LYNCH 91-DAY TREASURY BILL (AUCTION RATE)[3]
2000	1.26%	6.36%
2001	5.10%	3.64%
2002	5.48%	1.68%
2003	2.66%	1.05%
2004

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ANNUALIZED PERIOD	ADVISER’S MARKET NEUTRAL COMPOSITE[1,2]	MERRILL LYNCH 91-DAY TREASURY BILL (AUCTION RATE)[3]
1 Yr Ended 12/31/04
2 Yrs Ended 12/31/04
3 Yrs Ended 12/31/04
Inception (through 12/31/04)
[1]	The composite performance represents the total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance has been adjusted to reflect the total annual fund operating expenses for Select Shares absent any fee waivers or expense reimbursements.
[2]	The composite performance contains information from several separate accounts managed in a substantially similar manner as the Fund. The composite performance also includes the performance of the Multi-Cap Market Neutral Fund for the period from its inception on May 23, 2003 through December 31, 2004.
[3]	The Merrill Lynch 91-Day Treasury Bill (Auction Rate) Index reflects auction prices of 3-month T-Bills.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

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Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names

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One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide

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services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Fund offered in this prospectus is not subject to a Reduced Rate.

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Multi-Cap Market Neutral Fund	Select	1.50%	1.50%	1.73%

A Fund’s annual return is reduced by its fees and expenses for that year. The example below is intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The example assumes the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

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Your actual costs may be higher or lower than those shown.

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$153	5.00%	3.50%	3.50%
October 31, 2006	$158	10.25%	7.12%	3.50%
October 31, 2007	$188	15.76%	10.63%	3.27%
October 31, 2008	$195	21.55%	14.24%	3.27%
October 31, 2009	$201	27.63%	17.98%	3.27%
October 31, 2010	$207	34.01%	21.84%	3.27%
October 31, 2011	$214	40.71%	25.82%	3.27%
October 31, 2012	$221	47.75%	29.93%	3.27%
October 31, 2013	$228	55.13%	34.18%	3.27%
October 31, 2014	$236	62.89%	38.57%	3.27%
October 31, 2015	$244	71.03%	43.10%	3.27%

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Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund’s performance for the last five years or the period of the Fund’s operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

MULTI-CAP MARKET NEUTRAL FUND SELECT	YEAR ENDED JUNE 30, 2004	MAY 23, 2003 TO JUNE 30, 2003(A)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.05	$10.00
Investment Activities:
Net investment income	(0.04)	–	(B)
Net realized and unrealized gains (losses) from investments	0.66	0.05
Total from Investment Activities	0.62	0.05
Distributions:
Net realized gains	(0.03)	–
Total Distributions	(0.03)	–
NET ASSET VALUE, END OF PERIOD	$10.64	$10.05
Total Return	6.13%	0.50	%(C)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$629,820	$196,513
Ratio of expenses to average net assets (E)	1.25%	1.25	%(D)
Ratio of net investment income to average net assets	(0.63)%	(0.16	)%(D)
Ratio of expenses to average net assets*(E)	1.54%	1.73	%(D)
Portfolio turnover(F)	256.52%	0.00%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Amount is less than $0.01. (C) Not annualized. (D) Annualized. (E) Excludes dividend expense for securities sold short. Dividend expense is 0.88% and 0.98% of average net assets for the periods ended June 30, 2004, and 2003, respectively. (F) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

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Appendix A

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

Instrument	Risk Type

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	Credit Liquidity Market
Certificates of Deposit: Negotiable instruments with a stated maturity.	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	Market
Exchange-Traded Funds: Ownership in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange-traded funds or ETFs include a wide range of investments such as iShares, Standard and Poor’s Depository Receipts (SPDRs), and NASDAQ 100’s. The Equity Index Fund invests only in SPDRs and other ETFs that track the S&P 500.	Market
Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.	Market Political Liquidity Foreign Investment
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Market

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Instrument	Risk Type

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest.	Liquidity Management Market Regulatory Tax Prepayment
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Market Liquidity
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	Market Leverage
Rights and Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Market Credit
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	Credit Liquidity Market

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INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller

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may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, the Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

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Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•	Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

•	Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•	Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, on our website, or through other means;

•	Information we receive from you through transactions, correspondence and other communications with us; and

•	Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Fund, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-800-480-4111 or by writing the Fund at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Fund’s reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Fund from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-I-137 (2/05)

SPECIALIZED STRATEGIES

Prospectus

JPMorgan U.S. Real Estate Fund

February 19, 2005

Class A Shares

Class B Shares

Class C Shares

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

CONTENTS

Fund Summary: Investments, Risk & Performance
JPMorgan U.S. Real Estate Fund	1

More About the Fund
Principal Investment Strategies	6
Investment Risks	7
Temporary Defensive Positions	8
Portfolio Turnover	8

How to Do Business with the Fund
Purchasing Fund Shares	9
Sales Charges	15
Rule 12b-1 Fees	22
Shareholder Servicing Fees	22
Exchanging Fund Shares	23
Redeeming Fund Shares	25

Shareholder Information
Voting Rights	28
Dividend Policies	28
Tax Treatment of Shareholders	29
Shareholder Statements and Reports	30
Availability of Proxy Voting Record	30
Portfolio Holdings Disclosure	30

Management of the Fund
The Adviser, Administrator and Distributor	31
Advisory Fees	31
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	31
The Fund Managers	32
Fund Manager Compensation and Fund Holdings	32

Legal Proceedings and Additional Fee and Expense Information	33
Financial Highlights	37
Appendix A: Investment Practices	38

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan U.S. Real Estate Fund

(formerly One Group® Real Estate Fund)

What is the goal of the Fund?	The Fund seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in common stocks of real estate investment trusts (REITs) and other real estate companies. The Fund may also invest in other types of equity securities of real estate companies including rights, warrants, convertible securities and preferred stocks. The Fund does not invest in real estate directly. In selecting securities for the Fund, the Fund’s investment adviser, Security Capital Research & Management focuses on three fundamental research disciplines that it believes play an important role in the pricing of real estate companies: (1) real estate research which focuses on understanding the market pressures and factors that affect rent growth, occupancy and development; (2) company analysis which focuses on analyzing real estate companies within the Fund’s defined universe of investments and modeling their cash flow potential; and (3) market strategy which focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in the covered universe of the companies, including consideration of the risks underlying the securities as well as the appetite for, and pricing risk of, risk in the broader equity and capital markets. For more information about the U.S. Real Estate Fund’s investment strategies, please read “More About the Fund” and “Principal Investment Strategies.”

What is a REIT?

A REIT or a real estate investment trust is a pooled investment vehicle which invests in income-producing real estate or real estate loans. REITs are classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. As part of its main investment strategy, the Fund invests in equity REITs. Equity REITs mainly invest directly in real estate and obtain income from collecting rents. REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

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FUND SUMMARY

U.S. Real Estate Fund

MAIN RISKS	Real Estate Securities. The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk. In addition to the risks facing real estate securities, the Fund’s investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Tax Risk. REITs and Other investment vehicles in which the Fund may invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Credit Risk. A decline in the credit rating or perceived credit quality of a real estate company’s debt can have a negative impact on the value of its stock. Such lower credit quality may lead to greater volatility in the price of a security held by the Fund and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell a real estate company’s security.

Non-Diversified. The Fund is considered “non-diversified” which means that it may invest a greater percentage of its assets in securities of one issuer than a diversified fund. Accordingly, the results of any one investment can have a significant impact on the Fund’s performance-either good or bad. In addition, the Fund concentrates its investments in a single industry or group of industries in the real estate sector. Companies in the real estate sector include REITs and other companies engaged in the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that invest in such real estate. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business,

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FUND SUMMARY

U.S. Real Estate Fund

political or regulatory developments that may be adverse to the real estate sector of the economy or individual industries within the real estate sector.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND SUMMARY

U.S. Real Estate Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

This section ordinarily would contain a bar chart and average annual total return table. The Fund has not commenced operations as of the date of this prospectus and does not have a full calendar year of investment returns as of the date of this prospectus.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.60%	.60%	.60%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees	.25%	.25%	.25%
Other Expenses	.41%	.41%	.41%
Total Annual Fund Operating Expenses	1.51%	2.01%	2.01%
Fee Waiver and/or Expense Reimbursement[3]	(.33)%	(.33)%	(.33)%
Net Expenses	1.18%	1.68%	1.68%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	Security Capital Research & Management, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.18% of the average daily net assets of the Class A Shares, to 1.68% of the average daily net assets of the Class B Shares and to 1.68% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

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FUND SUMMARY

U.S. Real Estate Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	CLASS A	CLASS B	CLASS B	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$639	$671	$171	$271	$171
3 Years	923	874	574	574	574
[1]	Without contractual fee waivers, 1 Year expenses would be as follows:

Class A	$671
Class B (with redemption)	$704
Class B (no redemption)	$204
Class C (with redemption)	$304
Class C (no redemption)	$204

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More About the Fund

The Fund described in this prospectus is a series of the JPMorgan Funds and is managed by Security Capital Research & Management. For more information about the Fund, Security Capital Research & Management, please read “Management of the Fund” and the Statement of Additional Information.

Principal Investment Strategies	This prospectus describes a mutual fund with the objective of providing a high level of current income and long-term capital appreciation through investments in domestic real estate securities. The Security Capital Research & Management’s investment process focuses on the following three research disciplines:

•   Real Estate Research. Real estate research focuses on understanding the market pressures and factors that affect rent growth, occupancy and development. Security Capital Research & Management also considers future supply and demand trends for property types in various markets and the relative impact for different companies.

•   Individual Company Analysis. Security Capital Research & Management also focuses on analyzing individual real estate companies and modeling their cash flow potential. Such analysis includes an assessment of the company’s assets, operating team and strategies.

•   Market Strategy. Security Capital Research & Management focuses on establishing appropriate cost of capital thresholds for evaluating real estate companies. This effort requires consideration of the risks underlying the securities as well as the appetite for and pricing of risk in the broader equity and capital markets.

Integrating these three research disciplines, Security Capital Research & Management assesses existing and potential portfolio holdings with the objective of constructing an attractive portfolio for the Fund in terms of both risk and return. The principal investment strategies that are used to meet the Fund’s investment objective are also described in “Fund Summary: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Fund will achieve its investment objective. Please note that the Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

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JPMORGAN U.S. REAL ESTATE FUND.  The Fund invests in the equity securities of real estate companies.

•   Under normal circumstances, at least 80% of the Fund’s assets will be invested in the equity securities of publicly-traded real estate companies operating in the United States. The real estate securities in which the Fund may invest include real estate investment trusts (REITs) and common stocks, rights or warrants to purchase common stocks, convertible securities and preferred stocks of other real estate companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

WHAT IS A REAL ESTATE COMPANY?

A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in such real estate). Real estate companies include equity and mortgage REITs.

•   The Fund also may invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities of companies in the real estate sector.

• Up to 15% of the Fund’s total assets may be invested in foreign securities.

•   The Fund concentrates its investments in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its total assets in an industry or group of industries in the real estate sector.

Investment Risks	The main risks associated with investing in the Fund are described below and in “Fund Summary: Investments, Risk & Performance” at the front of this prospectus.

SECURITIES OF REAL ESTATE COMPANIES.  The Fund’s investments will be highly concentrated in the securities of companies in industries in the real estate sector. Although the Fund does not invest in real estate directly, the Fund is subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the Fund’s performance is closely tied to, and affected by, regulatory, business and economic developments that impact the value of real estate.

•   General or local economic conditions may have a detrimental impact on the value of real estate and real estate securities. Such conditions may contribute to a decline in the value of commercial or residential properties, extended vacancies of properties, increases in property taxes and operating expenses, and changes in interest rates. The value of real estate securities may also fluctuate in response to general market conditions. These conditions include variations in supply and demand, increased competition or overbuilding, changes in existing laws and environmental issues.

•   The value of real estate securities also may be adversely affected by risk factors that impact individual properties or the issuers of particular securities including casualty or condemnation losses, legal liabilities for injury or damages, and operating losses. The performance of real estate securities is also largely dependent upon the organization, skill and capital funding of the managers and operators of the underlying real estate property.

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• The Fund may invest a significant portion of its assets in a single industry or small group of industries within the real estate sector. Such concentration increases the risk of loss to the Fund.

TAXES.  REITs and other investment vehicles in which the Fund may invest are subject to complicated rules in the Internal Revenue Code (the Code). The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts. For example, REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT. For additional information on taxes, please read “Tax Treatment of Shareholders.”

For more information about risks associated with the types of investments that the Fund purchases, please read “Fund Summary: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

Temporary Defensive Positions	To respond to unusual market conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objective. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

Portfolio Turnover	The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you. The Fund anticipates that it will have a portfolio turnover in excess of 50% annually.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Fund

Purchasing Fund Shares

Where can I buy shares?	You may purchase Fund shares:

•   Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

• Directly from the Fund through the Distributor.

Who can buy shares?	• Class A, Class B and Class C Shares may be purchased by the general public.

When can I buy shares?

•   Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•   Only purchase requests accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•   If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•   On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•   If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

• Share ownership is electronically recorded, therefore no certificate will be issued.

•   The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt

9

portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•   The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•   Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•   Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•   Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

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•   In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?	• This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

•   Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

• You may pay a sales charge at the time of purchase.

• Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

• You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

• Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

• Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

• There is no maximum investment amount for Class A Shares.

Class B Shares

• You will not pay a sales charge at the time of purchase.

• A CDSC will apply on shares of the Fund sold within six years measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

• Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

• Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

• Class B Shares should not be used for investments of more than $99,999.

1.    You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that may be linked together for the purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing Your Class A Sales Charges.”

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2.   Although the first Class A breakpoint is at investments of $50,000 or more, the length of your intended investment horizon may make Class B investments of between $50,000 and $99,999 more advantageous than an identical investment in Class A Shares.

3. Individual purchases of $100,000 or more will be rejected.

Class C Shares

• You will not pay a sales charge at the time of purchase.

• A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

•   Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

• There is no maximum investment amount for Class C Shares.

The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A person who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

How much do shares cost?	• Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

• Each class of shares has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

•   NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•   The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

•   The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the

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NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?	1. Read the prospectus carefully, and select the share class most appropriate for you.

2. Decide how much you want to invest.

• Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement.

• You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

• Subsequent investments must be at least $25.

•   You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

•   Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

• For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

• A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?.”

3.   When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

•   We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

• Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to

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purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

4. Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

All checks must be made payable to one of the following:

• JPMorgan Funds Services; or

• The specific Fund in which you are investing.

• If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA323125832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

5. If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?	Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

• Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

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• Authorize a bank transfer or initiate a wire transfer payable to	“JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA323125832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

•   The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

• You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

• Select the “Systematic Investment Plan” option on the Account Application.

• Provide the necessary information about the bank account from which your investments will be made.

• The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

• You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Sales Charges

The Distributor compensates Financial Intermediaries who sell shares of the Fund.
Compensation comes from sales charges, Rule 12b-1 fees and payments by the
Distributor or affiliates of the Distributor from its or their own resources.

The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in “Management of the Fund.”

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To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Fund, visit www.jpmorganfunds.com and click on the hyperlinks “JPMorgan Funds” and “Fees and Pricing” or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

AMOUNT OF PURCHASES	SALES CHARGE AS A % OF THE OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT[1]	COMMISSION AS A % OF OFFERING PRICE
Less Than $50,000	5.25	5.54	4.75
$50,000-$99,999	4.50	4.71	4.00
$100,000-$249,999	3.50	3.63	3.00
$250,000-$499,999	2.50	2.56	2.00
$500,000-$999,999	2.00	2.04	1.50
$1,000,000 or more*	NONE	NONE	**

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
*	There is no front-end sales charge for investments of $1 million or more in a Fund.
**	If you purchase $1 million or more of Class A Shares of the Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the Fund that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

•   Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class

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A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1. Your account(s);

2. Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5. Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Fund may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•   Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To take advantage of the Right of

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Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.   Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

• The JPMorgan Funds.

• JPMorgan Chase & Co. (JPMorgan Chase) and its subsidiaries and affiliates.

4. Bought by employees of:

• Boston Data Financial Services, Inc. and its subsidiaries and affiliates.

•   Broker-dealers or financial institutions who have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

• Washington Management Corporation and its subsidiaries and affiliates.

• The BISYS Group, Inc. and its subsidiaries and affiliates.

5. Bought by:

•   Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•   Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•   Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

• Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•   Shareholders of record, as of February 18, 2005, of Security Capital U.S. Real Estate Shares, so long as they continue to own Class A Shares of the JPMorgan U.S. Real Estate Fund, provided there is no change in account registration.

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• An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•   A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

• Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.   Bought with proceeds from the sale of Select Shares of a Fund or acquired in an exchange of Select Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.   Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9. Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

11. Purchased during a JPMorgan Fund’s special offering.

12.  Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

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Class B Shares

Class B Shares are offered at NAV per share, without any up-front sales charges. However, if you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	5.00
1-2	4.00
2-3	3.00
3-4	3.00
4-5	2.00
5-6	1.00
More than 6	NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Fund.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

• After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

• You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

•   Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

• If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	1.00
After first year	NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares.

How the Class B and Class C CDSC is Calculated

• The Fund assumes that all purchases made in a given month were made on the first day of the month.

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•   For Class B Shares purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares purchased on or after November 1, 2002 and Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

• No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

•   To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

•   If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Fund:

1.    If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?.”

2.   Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3.   If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4.   That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6. That are involuntary resulting from a failure to maintain the required minimum balance in an account.

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7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party.

8.   Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?.”

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No sales charge is imposed on Class C Shares of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Rule 12b-1 Fees	The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund.
These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the
Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule
12b-1 fees to Financial Intermediaries that sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2.   Class B and Class C Shares pay a Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Fees	The JPMorgan Funds, on behalf of the Fund, has entered into a Shareholder Servicing
Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain shareholder services and related services to the Fund. For performing these services, JPMDS as shareholder servicing agent, receives an annual fee of

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0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Fund.
JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated
Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and shareholder servicing fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each fund.

Exchanging Fund Shares

What are my exchange privileges?

•   Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for any other of the same Fund, subject to meeting any investment minimum or eligibility requirement. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

• Class B Shares of the Fund may be exchanged for Class B Shares of another JPMorgan Fund.

•   Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Tax Free Bond Fund, and JPMorgan Ultra Short Term Bond Fund (Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

• Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

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When are exchanges processed?	Exchange requests are processed the same business day they are received, provided:
• The Fund receives the request by 4:00 p.m. ET.

• You have contacted your Financial Intermediary, if necessary.

• All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?	Generally, you will not pay a sales charge on an exchange. However:
• If you exchange Class B or Class C Shares of a Fund for Class B Shares or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short-Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?	Generally:

• An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

• An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

• You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?	No.

•    However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•    Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

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Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•  Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

• A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?	You may use any of the following methods to redeem your shares:

1. You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

2. You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3. We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4. You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

• You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

• You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

• On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

•  Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

What will my shares be worth?

•  If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.

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Can I redeem by telephone?	Yes, if you selected this option on your Account Application.

• Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•   Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

•   The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•   You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

• You may write to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Can I redeem on a systematic basis?

1.    If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

• Select the “Systematic Withdrawal Plan” option on the Account Application.

• Specify the amount you wish to receive and the frequency of the payments.

• You may designate a person other than yourself as the payee.

• There is no fee for this service.

2. If you select this option, please keep in mind that:

•   It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

• Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

• Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s Statement of Additional

26

Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share for shares of the applicable class.

4.   If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5. You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•   Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•   Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2.   If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

• The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

• You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

27

Shareholder Information

Voting Rights	The Fund does not hold annual shareholder meetings, but may hold special meetings.
The special meetings are held, for example, to elect or remove Trustees, change the
Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, votes separately on matters relating solely to the Fund or class, or which affect the Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

Dividends

The Fund generally declares dividends, if any, on the last business day of each quarter. Dividends for the Fund are distributed on the first business day of the next month after they are declared. Capital gains, if any, for the Fund are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Fund as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

Special Dividend Rules for Class B Shares

Class B Shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B Shares (other than those in the sub-account) convert to Class A Shares, a percentage of the Class B Shares in the sub-account will also convert to Class A Shares. (See “Sales Charges — Conversion Feature.”)

28

Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

The Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Retirement Plans

Distributions by the Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax

29

discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders. For additional information on the potential tax consequences of investing in the Fund, please see the Statement of Additional Information.

Shareholder Statements and Reports	The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.
The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

Availability of Proxy Voting Record	The Trustees have delegated the authority to vote proxies for securities owned by the
Fund to Security Capital Research & Management. A copy of the Fund’s proxy voting record will be disclosed on a quarterly basis after the close of the quarter. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

Portfolio Holdings Disclosure	No sooner than 30 days after the end of each month, the Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund’s website at www.jpmorganfunds.com and on the
SEC’s website at www.sec.gov.

The Fund’s top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund’s website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-8111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

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Management of the Fund

The Adviser, Administrator and Distributor	Security Capital Research & Management Incorporated (the Adviser) (11 South LaSalle
Street, 2nd Floor, Chicago, Illinois 60603) is the investment adviser for the Fund and continuously reviews, supervises and administers the Fund’s investment program.
Security Capital Research & Management performs its responsibilities subject to the
supervision of, and policies established by, the Trustees of                     . In addition,
Security Capital Research & Management provides investment advisory services related to real estate investments to other registered investment companies and other advisory clients. As of December 31, 2004, Security Capital Research & Management managed
over $    billion in assets. Security Capital Research & Management is a direct wholly-
owned subsidiary of Banc One Investment Advisors, which is an indirect, wholly-owned subsidiary of JPMorgan Chase. Security Capital Research & Management Incorporated is
referred to in this prospectus as “Security Capital Research & Management.”

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.25% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Fund. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Advisory Fees	Security Capital Research & Management is paid a fee based on an annual percentage of the average daily net assets of the Fund. Under the investment advisory agreement with the Fund, Security Capital Research & Management is entitled to a fee, which is calculated daily and paid monthly, equal to 0.60% of the average daily net assets of the Fund.

Additional Compensation to Financial Intermediaries — Revenue Sharing and other Arrangements	Security Capital Research & Management, the Fund’s Distributor, and from time to time, other affiliates of Security Capital Research & Management, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial
Intermediaries who sell shares of the Fund. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of
JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets,
Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Fund, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales

31

representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Security Capital Research & Management and the Fund’s Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Fund’s Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

The Fund Managers	The Fund is managed by portfolio managers teamed with research analysts. The team meets regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weightings,
Fund holdings and cash positions.

Fund Manager Compensation and Fund Holdings	The principal form of compensation of Security Capital Research & Management’s professionals is comprised of base salary and target bonus. In addition, for the senior members of the professional staff, long-term compensation comprises an important part of the compensation program. Each professional is paid a cash salary and, in addition, a year-end cash bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The target bonus may range from 10% of salary to as much as 100% of salary, depending upon one’s position within the organization. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus paid is a function of Security Capital Research &
Management achieving its financial, operating and investment performance goals as well as the individual achieving measurable objectives specific to that professional’s role within the firm.

32

Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors, which is an affiliate of various existing or proposed fund service providers, including Security Capital Research & Management, entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected

33

that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the One Group Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors, and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These

34

two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of certain One Group Fund investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract

35

between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Fund offered in this prospectus is not subject to a Reduced Rate.

		NON-REDUCED RATE FUNDS
		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan U.S. Real Estate Fund	A	1.24%	1.18%	1.51%
	B	1.99%	1.68%	2.01%
	C	1.99%	1.68%	2.01%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

• On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

• Your investment has a 5% return each year;

• The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

• At the time of purchase, any applicable initial sales charges (loads) are deducted; and

• There is no sales charge (load) on reinvested dividends.

•   The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and Security Capital Research & Management and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMORGAN U.S. REAL ESTATE FUND	CLASS A				CLASS B1				CLASS C

PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$641	5.00%	3.80%	3.80%	$180	5.00%	3.23%	3.23%	$180	5.00%	3.23%	3.23%
October 31, 2006	$118	10.25%	7.77%	3.82%	$176	10.25%	6.65%	3.32%	$176	10.25%	6.65%	3.32%
October 31, 2007	$157	15.76%	11.53%	3.49%	$218	15.76%	9.84%	2.99%	$218	15.76%	9.84%	2.99%
October 31, 2008	$162	21.55%	15.42%	3.49%	$224	21.55%	13.13%	2.99%	$224	21.55%	13.13%	2.99%
October 31, 2009	$168	27.63%	19.45%	3.49%	$231	27.63%	16.51%	2.99%	$231	27.63%	16.51%	2.99%
October 31, 2010	$174	34.01%	23.62%	3.49%	$238	34.01%	19.99%	2.99%	$238	34.01%	19.99%	2.99%
October 31, 2011	$180	40.71%	27.93%	3.49%	$245	40.71%	23.58%	2.99%	$245	40.71%	23.58%	2.99%
October 31, 2012	$186	47.75%	32.40%	3.49%	$252	47.75%	27.27%	2.99%	$252	47.75%	27.27%	2.99%
October 31, 2013	$193	55.13%	37.02%	3.49%	$196	55.13%	31.72%	3.49%	$260	55.13%	31.08%	2.99%
October 31, 2014	$199	62.89%	41.80%	3.49%	$202	62.89%	36.31%	3.49%	$267	62.89%	35.00%	2.99%
October 31, 2015	$206	71.03%	46.75%	3.49%	$209	71.03%	41.07%	3.49%	$275	71.03%	39.04%	2.99%

[1]	Class B Shares automatically convert to Class A Shares after eight years.

36

FINANCIAL HIGHLIGHTS

This section would ordinarily contain financial highlights. Because the Fund had not commenced operations as of June 30, 2004, there are no financial highlights for the Fund.

37

Appendix A

Investment Practices	The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the
Statement of Additional Information. Following the table is a more complete discussion of risk.

Instrument	Risk Type
Certificates of Deposit: Negotiable instruments with a stated maturity.	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Market Credit
Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.	Market Political Liquidity Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	Management Market Credit Liquidity Leverage
Investment Company Securities: Shares of other mutual funds, including One Group money market funds and shares of other money market funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Security Capital Research & Management will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Market
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Management Credit Market Liquidity

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Instrument	Risk Type
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest.	Liquidity Management Market Regulatory Tax Prepayment
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market
Rights and Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Market Credit
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Credit Market Leverage
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs, and CATS.	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae, and Freddie Mac.	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	Credit Liquidity Market

Investment Risks	Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund.
Certain investments are more susceptible to these risks than others.

•   Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

39

•   Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•   Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•   Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•   Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•   Management Risk. The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•   Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest

40

rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

• Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•   Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, the Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•   Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•   Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

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Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•   Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•   Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Fund’s Privacy Policy is not part of the prospectus.

If you want more information about the Fund, the following documents are free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

How can I get more information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-800-480-4111, or by writing the Fund at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Fund’s reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Fund from the EDGAR Database on the SEC’s web site at http:// www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-142 (2/05)

SPECIALTY FUNDS

Prospectus

JPMorgan U.S. Real Estate Fund

February 19, 2005
Select Shares

For Institutional Clients

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

CONTENTS

Fund Summary: Investments, Risk & Performance
JPMorgan U.S. Real Estate Fund	1

More About The Fund
Principal Investment Strategies	5
Investment Risks	6
Temporary Defensive Positions	7
Portfolio Turnover	8

How to Do Business with the Fund
Purchasing Fund Shares	9
Exchanging Fund Shares	14
Redeeming Fund Shares	15
Shareholder Servicing Fees	16

Shareholder Information
Voting Rights	18
Dividend Policies	18
Tax Treatment of Shareholders	19
Shareholder Statements and Reports	20
Availability of Proxy Voting Record	20
Portfolio Holdings Disclosure	21

Management of the Fund
The Adviser, Administrator and Distributor	22
Advisory Fees	22
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	22
The Fund Managers	23
Fund Manager Compensation and Fund Holdings	23

Legal Proceedings and Additional Fee and Expense Information	24
Financial Highlights	28
Appendix A: Investment Practices	29

JPMORGAN	U.S. Real Estate Fund

(formerly One Group® Real Estate Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities.

What are the Fund’s main investment strategies?

The Fund mainly invests in common stocks of real estate investment trusts (REITs) and other real estate companies. The Fund may also invest in other types of equity securities of real estate companies including rights, warrants, convertible securities and preferred stocks. The Fund does not invest in real estate directly. In selecting securities for the Fund, the Fund’s investment advisor, Security Capital Research & Management, focuses on three fundamental research disciplines that the it believes play an important role in the pricing of real estate companies: (1) real estate research which focuses on understanding the market pressures and factors that affect rent growth, occupancy and development; (2) company analysis which focuses on analyzing real estate companies within the Fund’s defined universe of investments and modeling their cash flow potential; and (3) market strategy which focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in the covered universe of the companies, including consideration of the risks underlying the securities as well as the appetite for, and pricing risk of, risk in the broader equity and capital markets. For more information about the U.S. Real Estate Fund’s investment strategies, please read “More About the Fund” and “Principal Investment Strategies.”

What is a REIT?

A REIT or a real estate investment trust is a pooled investment vehicle which invests in income-producing real estate or real estate loans. REITs are classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. As part of its main investment strategy, the Fund invests in equity REITs. Equity REITs mainly invest directly in real estate and obtain income from collecting rents. REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Real Estate Securities. The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising

1

FUND SUMMARY	U.S. Real Estate Fund

interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk. In addition to the risks facing real estate securities, the Fund’s investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Tax Risk. REITs and other investment vehicles in which the Fund may invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Credit Risk. A decline in the credit rating or perceived credit quality of a real estate company’s debt can have a negative impact on the value of its stock. Such lower credit quality may lead to greater volatility in the price of a security held by the Fund and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell a real estate company’s security.

Non-Diversified. The Fund is considered “non-diversified” which means that it may invest a greater percentage of its assets in securities of one issuer than a diversified fund. Accordingly, the results of any one investment can have a significant impact on the Fund’s performance — either good or bad. In addition, the Fund concentrates its investments in a single industry or group of industries in the real estate sector. Companies in the real estate sector include REITs and other companies engaged in the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that invest in such real estate. This concentration increases the risk of loss to the Fund by increasing its exposure to

2

FUND SUMMARY	U.S. Real Estate Fund

economic, business, political or regulatory developments that may be adverse to the real estate sector of the economy or individual industries within the real estate sector.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

FUND SUMMARY	U.S. Real Estate Fund

How has the Fund performed?

This section ordinarily would contain a bar chart and average annual total return table. The Fund has not commenced operations as of the date of this prospectus and does not have a full calendar year of investment returns as of the date of this prospectus.

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.60%
Shareholder Service Fees	.25%
Other Expenses	.41%
Total Annual Fund Operating Expenses	1.26%
Fee Waiver and/or Expense Reimbursement[1]	(.33)%
Net Expenses	.93%
[1]	Security Capital Research and Management, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .93% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS
$95	$343
[1] Without contractual fee waivers, 1 Year expenses would be $128.

4

More About the Fund

The Fund described in this prospectus is a series of the JPMorgan Funds and is managed by Security Capital Research & Management. For more information about the Fund and Security Capital Research & Management, please read “Management of the Fund” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes a mutual fund with the objective of providing a high level of current income and long-term capital appreciation through investments in domestic real estate securities. Security Capital Research & Management’s investment process focuses on the following three research disciplines:

•	Real Estate Research. Real estate research focuses on understanding the market pressures and factors that affect rent growth, occupancy and development. Security Capital Research & Management considers future supply and demand trends for property types in various markets and the relative impact for different companies.

•	Individual Company Analysis. Security Capital Research & Management also focuses on analyzing individual real estate companies and modeling their cash flow potential. Such analysis includes an assessment of the company’s assets, operating team and strategies.

•	Market Strategy. Security Capital Research & Management focuses on establishing appropriate cost of capital thresholds for evaluating real estate companies. This effort requires consideration of the risks underlying the securities as well as the appetite for and pricing of risk in the broader equity and capital markets.

Integrating these three research disciplines, Security Capital Research & Management assesses existing and potential portfolio holdings with the objective of constructing an attractive portfolio for the Fund in terms of both risk and return. The principal investment strategies that are used to meet the Fund’s investment objective are also described in “Fund Summary: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Fund will achieve its investment objective. Please note that the Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN U.S. REAL ESTATE FUND. The Fund invests in the equity securities of real estate companies.

5

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in the equity securities of publicly-traded real estate companies operating in the United States. The real estate securities in which the Fund may invest include real estate investment trusts (REITs) and common stocks, rights or warrants to purchase common stocks, convertible securities and preferred stocks of other real estate companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

WHAT IS A REAL ESTATE COMPANY?
A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in such real estate). Real estate companies include equity and mortgage REITs.

•	The Fund also may invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities of companies in the real estate sector.

•	Up to 15% of the Fund’s total assets may be invested in foreign securities.

•	The Fund concentrates its investments in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its total assets in an industry or group of industries in the real estate sector.

INVESTMENT RISKS

The main risks associated with investing in the Fund are described below and in “Fund Summary: Investments, Risk & Performance” at the front of this prospectus.

SECURITIES OF REAL ESTATE COMPANIES. The Fund’s investments will be highly concentrated in the securities of companies in industries in the real estate sector. Although the Fund does not invest in real estate directly, the Fund is subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the Fund’s performance is closely tied to, and affected by, regulatory, business and economic developments that impact the value of real estate.

•	General or local economic conditions may have a detrimental impact on the value of real estate and real estate securities. Such conditions may contribute to a decline in the value of commercial or residential properties, extended vacancies of properties, increases in property taxes and operating expenses, and changes in interest rates. The value of real estate securities may also fluctuate in response to general market conditions. These conditions include variations in supply and demand, increased competition or overbuilding, changes in existing laws and environmental issues.

•	The value of real estate securities also may be adversely affected by risk factors that impact individual properties or the issuers of particular securities including

6

casualty or condemnation losses, legal liabilities for injury or damages, and operating losses. The performance of real estate securities is also largely dependent upon the organization, skill and capital funding of the managers and operators of the underlying real estate property.

•	The Fund may invest a significant portion of its assets in a single industry or small group of industries within the real estate sector. Such concentration increases the risk of loss to the Fund.

TAXES. REITs and other investment vehicles in which the Fund may invest are subject to complicated rules in the Internal Revenue Code (the Code). The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts. For example, REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT. For additional information on taxes, please read “Tax Treatment of Shareholders.”

For more information about risks associated with the types of investments that the Fund purchases, please read “Fund Summary: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

To respond to unusual market conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objective. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

7

PORTFOLIO TURNOVER

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you. The Fund anticipates that it will have a portfolio turnover in excess of 50% annually.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

8

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

•	Directly from the Fund through the Distributor.

Who can buy Select Shares?

Select Shares may be purchased by:

•	Institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase. Accounts may be opened with the Fund’s transfer agent, either directly or through a Financial Intermediary.

•	If you have questions about eligibility, please call 1-800-480-4111.

•	The Fund may also issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A person who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

When can I buy shares?

•	Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase requests accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that days price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•	If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•	If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund.

9

Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

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•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term TaxFree Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

•	Shares are sold at net asset value per share (NAV).

•	NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing

11

service unless the adviser determines that use of another fair valuation methodology is appropriate.

•	The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

1.	Read the prospectus carefully.

2.	Decide how much you want to invest.

•	Select Shares are subject to a $1,000,000 minimum investment requirement per Fund. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels of subsequent purchases.

•	Select Share accounts of former Security Capital U.S. Real Estate Shares opened on or before February 18, 2005 will be subject to a $200,000 minimum.

•	Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

•	For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

3.	When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

•	We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will

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receive the NAV per share next calculated after all of the required information is received.

•	Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

4.	Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES

P. O. BOX 8528

BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The specific Fund in which you are investing.

•	If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and to authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-SELECT)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

5.	If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

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•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-SELECT)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

•	The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

What are my exchange privileges?

•	Select Shares of a Fund may be exchanged for Select Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

•	All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

•	Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET.

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

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•	You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No.

•	However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•	Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•	Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

•	A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

1.	You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

2.	You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3.	We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4.	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

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•	On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

•	Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

What will my shares be worth?

•	If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•	Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

•	The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You may mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem by phone without notice

You may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

SHAREHOLDER SERVICING FEES

JPMorgan Funds, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain shareholder services and related services to the Fund. For performing these services, JPMDS as shareholder servicing agent, will receive an annual fee of 0.25% of the average daily net assets of the Select Shares of the Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which

16

JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•	Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

•	The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

VOTING RIGHTS

The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, votes separately on matters relating solely to the Fund or class, or which affect the Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Fund generally declares dividends, if any, on the last business day of each quarter. Dividends for the Fund are distributed on the first business day of the next month after they are declared. Capital gains, if any, for the Fund are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Fund as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

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TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

The Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Retirement Plans

Distributions by the Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

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Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders. For additional information on the potential tax consequences of investing in the Fund, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to Security Capital Research & Management. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

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PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund’s website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund’s top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund’s website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-8111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

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Management of the Fund

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Security Capital Research & Management Incorporated (the Adviser) (11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603) is the investment adviser for the Fund and continuously reviews, supervises and administers the Fund’s investment program. Security Capital Research & Management performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                                                    . In addition, Security Capital Research & Management provides investment advisory services related to real estate investments to other registered investment companies and other advisory clients. As of December 31, 2004, Security Capital Research & Management managed over $     billion in assets. Security Capital Research & Management is a direct wholly-owned subsidiary of Banc One Investment Advisors Corporation, which is an indirect, wholly-owned subsidiary of JPMorgan Chase. Security Capital Research & Management Incorporated is referred to in this prospectus as “Security Capital Research & Management.”

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211), is the distributor for the Fund. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Security Capital Research & Management is paid a fee based on an annual percentage of the average daily net assets of the Fund. Under the investment advisory agreement with the Fund, Security Capital Research & Management is entitled to a fee, which is calculated daily and paid monthly, equal to .60% of the average daily net assets of the Fund.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES —REVENUE SHARING AND OTHER ARRANGEMENTS

Security Capital Research & Management, the Fund’s Distributor, and from time to time, other affiliates of Security Capital Research & Management, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Fund. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities

22

Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Fund, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Security Capital Research & Management and the Fund’s Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Fund’s Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

THE FUND MANAGERS

The Fund is managed by portfolio managers teamed with research analysts. The team meets regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

The principal form of compensation of the Security Capital Research & Management’s professionals is comprised of base salary and target bonus. In addition, for the senior members of the professional staff, long-term compensation comprises an important part of the compensation program. Each professional is paid a cash salary and, in addition, a year-end cash bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The target bonus may range from 10% of salary to as much as 100% of salary, depending upon one’s position within the organization. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus paid is a function of Security Capital Research & Management achieving its financial, operating and investment performance goals as well as the individual achieving measurable objectives specific to that professional’s role within the firm.

Portfolio managers are encouraged to own shares of the Funds they help manage. A list of the Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors, which is an affiliate of various existing or proposed Fund service providers, including Security Capital Research & Management, entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in

24

2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the One Group Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively

25

allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of certain One Group Funds’ investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Fund offered in this prospectus is not subject to a Reduced Rate.

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		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan U.S. Real Estate Fund	Select	.99%	.93%	1.26%

A Fund’s annual return is reduced by its fees and expenses for that year. The example below is intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The example assumes the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and Security Capital Research & Management and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMORGAN U.S. REAL ESTATE FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$97	5.00%	4.05%	4.05%
October 31, 2006	$99	10.25%	8.29%	4.07%
October 31, 2007	$139	15.76%	12.34%	3.74%
October 31, 2008	$144	21.55%	16.54%	3.74%
October 31, 2009	$150	27.63%	20.90%	3.74%
October 31, 2010	$155	34.01%	25.42%	3.74%
October 31, 2011	$161	40.71%	30.11%	3.74%
October 31, 2012	$167	47.75%	34.97%	3.74%
October 31, 2013	$173	55.13%	40.02%	3.74%
October 31, 2014	$180	62.89%	45.26%	3.74%
October 31, 2015	$186	71.03%	50.69%	3.74%

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Financial Highlights

This section would ordinarily contain financial highlights. Because the Fund had not commenced operations as of June 30, 2004, there are no financial highlights for the Fund.

28

Appendix A

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

Instrument	Risk Type

Certificates of Deposit: Negotiable instruments with a stated maturity.	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Market Credit
Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.	Market Political Liquidity Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	Management Market Credit Liquidity Leverage
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Security Capital Research & Management will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Market

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Instrument	Risk Type

New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Management Credit Market Liquidity
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest.	Liquidity Management Market Regulatory Tax Prepayment
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market
Rights and Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Market Credit
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities and/ or letters of credit as collateral.	Credit Market Leverage
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	Credit Liquidity Market

30

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller

31

may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, the Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

32

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•	Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

•	Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•	Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, on our website, or through other means;

•	Information we receive from you through transactions, correspondence and other communications with us; and

•	Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

The JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Fund, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-800-480-4111 or by writing the Fund at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Fund’s reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Fund from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-I-142 (2/05)

ASSET ALLOCATION INVESTING

Prospectus

JPMorgan Investor Funds

February 19, 2005

Class A Shares

Class B Shares

Class C Shares

JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Balanced Fund
JPMorgan Investor Growth & Income Fund
JPMorgan Investor Growth Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

More About the Funds
Principal Investment Strategies	23
Investment Risks	28
Temporary Defensive Positions	31
Portfolio Turnover	31

How to Do Business with the Funds
Purchasing Fund Shares	32
Sales Charges	38
Rule 12b-1 Fees	45
Shareholder Servicing Fees	45
Exchanging Fund Shares	46
Redeeming Fund Shares	47

Shareholder Information
Voting Rights	51
Dividend Policies	51
Tax Treatment of Shareholders	52
Shareholder Statements and Reports	53
Availability of Proxy Voting Record	54
Portfolio Holdings Disclosure	54

Management of the Funds
The Adviser, Administrator and Distributor	55
Advisory Fees	55
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	56
The Fund Managers	56
Fund Manager Compensation and Fund Holdings	56

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Investor Conservative Growth Fund

(formerly One Group® Investor Conservative Growth Fund)

What is the goal of the Fund?

The Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

What are the Fund’s main investment strategies?

JPMorgan Investor Conservative Growth Fund is a “Fund of Funds.” The Fund’s investment strategy is to invest in a diversified group of other mutual funds in the same group of investment companies (i.e., JPMorgan Funds). Because this is a conservative growth fund, the majority of the Fund’s assets will be invested in JPMorgan bond funds, although a portion of its assets also will be invested in JPMorgan equity and money market funds. The Fund’s investments are diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

Who should invest in the Fund?	Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risks,” meaning that stock prices in general may decline over short or extended periods

1

FUND SUMMARY

Investor Conservative Growth Fund

of time. When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the JPMorgan Investor Conservative Growth Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in JPMorgan Investor Conservative Growth Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	6.39%	2Q2003	Worst Quarter:	-3.45%	3Q2002

2

FUND SUMMARY

Investor Conservative Growth Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 12/10/96
Class A	12/10/96
Return Before Taxes		%	%	%
Return After Taxes on Distributions		%	%	%
Return After Taxes on Distributions and Sale of Fund Shares		%	%	%
Class B - Return Before Taxes	12/10/96%		%	%
Class C - Return Before Taxes	7/1/97%		%	%
Lehman Brothers Intermediate Aggregate Bond Index[2] (no deduction for fees, expenses or taxes)		%	%	%
Lipper Mix[3] (no deduction for sales charges or taxes)		%	%	%
[1]	Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered.
[2]	The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B and Class C Shares.
[3]	The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (25%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (70%). Unlike the index shown above, the performance of the Lipper Mix reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

3

FUND SUMMARY

Investor Conservative Growth Fund

Fees and Expenses

This table describes the fees and expenses (including underlying fund fees) that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.05%	.05%	.05%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees[3]	.25%	.25%	.25%
Other Expenses[4]	.18%	.18%	.18%
Total Annual Fund Operating Expenses[5]	.73%	1.23%	1.23%
Fee Waiver and/or Expense Reimbursement[3]	(.23%)	(.14%)	(.14%)
Net Expenses	.50%	1.09%	1.09%
Estimated Indirect Expenses of Underlying Funds[6]	.76%	.76%	.76%
Total Annual Fund and Underlying Funds Net Operating Expenses	1.26%	1.85%	1.85%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the Shareholder Servicing Agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”
[4]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[5]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .50% of the average daily net assets of the Class A Shares, to 1.25% of the average daily net assets of the Class B Shares, and to 1.25% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.
[6]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the allocation of the Fund’s assets among the underlying funds as of June 30, 2004 and (ii) upon the Net Expenses of the Investor Shares of the underlying money market funds and the Select Shares of the remaining underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

4

FUND SUMMARY

Investor Conservative Growth Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s and the underlying funds’ operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends. The expenses illustrated in the Examples are based on the Total Annual Fund and Underlying Funds Net Operating Expenses. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

	CLASS A	CLASS B1	CLASS B1	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year	$	$	$	$	$
3 Years
5 Years
10 Years
[1]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses

5

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Investor Balanced Fund

(formerly One Group® Investor Balanced Fund)

What is the goal of the Fund?

The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

What are the Fund’s main investment strategies?

JPMorgan Investor Balanced Fund is a “Fund of Funds.” The Fund’s investment strategy is to invest in a diversified group of other mutual funds in the same group of investment companies (i.e., JPMorgan Funds). Because this is a balanced fund, approximately half of the Fund’s assets will be invested in JPMorgan equity funds and approximately half will be invested in JPMorgan bond funds, although a portion of JPMorgan Investor Balanced Fund’s assets also will be invested in a JPMorgan money market fund. The Fund’s investments are diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

Who should invest in the Fund?	Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk,”

6

FUND SUMMARY

Investor Balanced Fund

meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the JPMorgan Investor Balanced Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the JPMorgan Investor Balanced Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

Index Funds. An index fund’s investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	10.26%	4Q1998	Worst Quarter:	-7.71%	3Q2002

7

FUND SUMMARY

Investor Balanced Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 12/10/96
Class A	12/10/96
Return Before Taxes		%	%	%
Return After Taxes on Distributions		%	%	%
Return After Taxes on Distributions and Sale of Fund Shares		%	%	%
Class B - Return Before Taxes	12/10/96%		%	%
Class C - Return Before Taxes	7/1/97%		%	%
Lehman Brothers Intermediate Aggregate Bond Index[2] (no deduction for fees, expenses or taxes)		%	%	%
S&P SuperComposite 1500 Index[3] (no deduction for fees, expenses or taxes)		%	%	%
Lipper Mix[4] (no deduction for sales charges or taxes)		%	%	%
[1]	Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered.
[2]	The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B and Class C Shares.
[3]	The S&P SuperComposite 1500 Index is an unmanaged index generally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[4]	The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (45%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (50%). Unlike the index shown above, the performance of the Lipper Mix reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

8

FUND SUMMARY

Investor Balanced Fund

Fees and Expenses

This table describes the fees and expenses (including underlying fund fees) that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.05%	.05%	.05%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees[3]	.25%	.25%	.25%
Other Expenses[4]	.15%	.15%	.15%
Total Annual Fund Operating Expenses[5]	.70%	1.20%	1.20%
Fee Waiver and/or Expense Reimbursement[3]	(.20%)	(.16%)	(.16%)
Net Expenses	.50%	1.04%	1.04%
Estimated Indirect Expenses of Underlying Funds[6]	.84%	.84%	.84%
Total Annual Fund and Underlying Funds Net Operating Expenses	1.34%	1.88%	1.88%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the Shareholder Servicing Agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”
[4]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[5]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .50% of the average daily net assets of the Class A Shares, to 1.25% of the average daily net assets of the Class B Shares, and to 1.25% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.
[6]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the allocation of the Fund’s assets among the underlying funds as of June 30, 2004 and (ii) upon the Net Expenses of the Investor Shares of the underlying money market funds and the Select Shares of the remaining underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

9

FUND SUMMARY

Investor Balanced Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s and the underlying funds’ operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends. The expenses illustrated in the Examples are based on the Total Annual Fund and Underlying Funds Net Operating Expenses. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

	CLASS A	CLASS B1	CLASS B1	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year	$	$	$	$	$
3 Years
5 Years
10 Years
[1]	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses

10

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Investor Growth & Income Fund

(formerly One Group® Investor Growth & Income Fund)

What is the goal of the Fund?

The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

What are the Fund’s main investment strategies?

JPMorgan Investor Growth & Income Fund is a “Fund of Funds.” The Fund’s investment strategy is to invest in a diversified group of other mutual funds within the same group of investment companies (i.e., JPMorgan Funds). Because this is a growth and income fund, the majority of the Fund’s assets will be invested in JPMorgan equity and bond funds, although a portion of its assets also will be invested in JPMorgan money market funds. The Fund’s investments are diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

Who should invest in the Fund?	Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time.

11

FUND SUMMARY

Investor Growth & Income Fund

When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the JPMorgan Investor Growth & Income Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the JPMorgan Investor Growth & Income Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

Index Funds. An index fund’s investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not anticipate earning profits in the foreseeable future.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

12

FUND SUMMARY

Investor Growth & Income Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	14.88%	4Q1998	Worst Quarter:	-12.04%	3Q2002

13

FUND SUMMARY

Investor Growth & Income Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 12/10/96
Class A	12/10/96
Return Before Taxes		%	%	%
Return After Taxes on Distributions		%	%	%
Return After Taxes on Distributions and Sale of Fund Shares		%	%	%
Class B - Return Before Taxes	12/10/96%		%	%
Class C - Return Before Taxes	7/1/97%		%	%
S&P SuperComposite 1500 Index[2] (no deduction for fees, expenses or taxes)		%	%	%
Lipper Mix[3] (no deduction for sales charges or taxes)		%	%	%
[1]	Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered.
[2]	The S&P SuperComposite 1500 Index is an unmanaged index generally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B and Class C Shares.
[3]	The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (60%), the Lipper International Index (10%) and the Lipper Intermediate U.S. Government Bond Index (30%). Unlike the index shown above, the performance of the Lipper Mix reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

14

FUND SUMMARY

Investor Growth & Income Fund

Fees and Expenses

This table describes the fees and expenses (including underlying fund fees) that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.05%	.05%	.05%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees[3]	.25%	.25%	.25%
Other Expenses[4]	.18%	.18%	.18%
Total Annual Fund Operating Expenses[5]	.73%	1.23%	1.23%
Fee Waiver and/or Expense Reimbursement[3]	(.23)%	(.16)%	(.16)%
Net Expenses	.50%	1.07%	1.07%
Estimated Indirect Expenses of Underlying Funds[6]	.91%	.91%	.91%
Total Annual Fund and Underlying Funds Net Operating Expenses	1.41%	1.98%	1.98%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the Shareholder Servicing Agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”
[4]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[5]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .50% of the average daily net assets of the Class A Shares, to 1.25% of the average daily net assets of the Class B Shares, and to 1.25% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.
[6]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the allocation of the Fund’s assets among the underlying funds as of June 30, 2004 and (ii) upon the Net Expenses of the Investor Shares of the underlying money market funds and the Select Shares of the remaining underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

15

FUND SUMMARY

Investor Growth & Income Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s and the underlying funds’ operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends. The expenses illustrated in the Examples are based on the Total Annual Fund and Underlying Funds Net Operating Expenses. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

	CLASS A	CLASS B1	CLASS B1	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year	$	$	$	$	$
3 Years
5 Years
10 Years
1	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses

16

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Investor Growth Fund

(formerly One Group® Investor Growth Fund)

What is the goal of the Fund?	The Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

What are the Fund’s main investment strategies?

JPMorgan Investor Growth Fund is a “Fund of Funds.” The Fund’s investment strategy is to invest in a diversified group of other mutual funds in the same group of investment companies (i.e., JPMorgan Funds). Because this is a growth fund, the majority of the Fund’s assets will be invested in JPMorgan equity funds, although a portion of its assets also will be invested in JPMorgan bond and money market funds. The Fund’s investments are diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

Who should invest in the Fund?	Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS	Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the JPMorgan Investor Growth Fund will be affected.

17

FUND SUMMARY

Investor Growth Fund

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the JPMorgan Investor Growth Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

Index Funds. An index fund’s investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not anticipate earning profits in the foreseeable future.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in emerging markets. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND SUMMARY

Investor Growth Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year) — Class A Shares

Best Quarter:	19.67%	4Q1998	Worst Quarter:	-15.90%	3Q2002

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FUND SUMMARY

Investor Growth Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Returns Table do include applicable sales charges.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 12/10/96
Class A	12/10/96
Return Before Taxes		%	%	%
Return After Taxes on Distributions		%	%	%
Return After Taxes on Distributions and Sale of Fund Shares		%	%	%
Class B - Return Before Taxes	12/10/96%		%	%
Class C - Return Before Taxes	7/1/97%		%	%
S&P SuperComposite 1500 Index[2] (no deduction for fees, expenses or taxes)		%	%	%
Lipper Mix[3] (no deduction for sales charges or taxes)		%	%	%
[1]	Historical performance shown for Class C prior to its inception is based on the performance of Class B, the original class offered.
[2]	The S&P SuperComposite 1500 Index is an unmanaged index generally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B and Class C Shares.
[3]	The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (80%), the Lipper International Index (10%) and the Lipper Intermediate U.S. Government Bond Index (10%). Unlike the index shown above, the performance of the Lipper Mix reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown for only one class of the Fund and after-tax returns for other classes will vary. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

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FUND SUMMARY

Investor Growth Fund

Fees and Expenses

This table describes the fees and expenses (including underlying fund fees) that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	5.25%	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE [2]	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS A	CLASS B	CLASS C
Investment Advisory Fees	.05%	.05%	.05%
Distribution (Rule 12b-1) Fees	.25%	.75%	.75%
Shareholder Service Fees[3]	.25%	.25%	.25%
Other Expenses[4]	.27%	.27%	.27%
Total Annual Fund Operating Expenses[5]	.82%	1.32%	1.32%
Fee Waiver and/or Expense Reimbursement[3]	(.32)%	(.17)%	(.17)%
Net Expenses	.50%	1.15%	1.15%
Estimated Indirect Expenses of Underlying Funds[6]	.95%	.95%	.95%
Total Annual Fund and Underlying Funds Net Operating Expenses	1.45%	2.10%	2.10%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	Except for purchases of $1 million or more. Please see “Sales Charges.”
[3]	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the Shareholder Servicing Agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”
[4]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[5]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .50% of the average daily net assets of the Class A Shares, to 1.25% of the average daily net assets of the Class B Shares, and to 1.25% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.
[6]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the allocation of the Fund’s assets among the underlying funds as of June 30, 2004 and (ii) upon the Net Expenses of the Investor Shares of the underlying money market funds and the Select Shares of the remaining underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

21

FUND SUMMARY

Investor Growth Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s and the underlying funds’ operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends. The expenses illustrated in the Examples are based on the Total Annual Fund and Underlying Funds Net Operating Expenses. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

	CLASS A	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$	$	$	$	$
3 Years
5 Years
10 Years
[1]	Without contractual fee waivers, 1 Year expenses would be as follows:

Class A	$
Class B (with redemption)	$
Class B (without redemption)	$
Class C (with redemption)	$
Class C (without redemption)	$
[2]	Class B shares automatically convert to Class A Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses

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More About the Funds

Each of the four Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. The underlying funds are managed by Banc One Investment Advisors, J.P. Morgan Investment Management Inc. (“JPMIM”) or Security Capital Research & Management Incorporated (SC-R&M”). JPMIM is under common control with Banc One Investment Advisors. SC-R&M is a wholly owned subsidiary of Banc One Investment Advisors. As a results, these advisors are considered control affiliates and the underlying funds advised by those entities are in the same group of investment companies. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

Principal Investment Strategies	The mutual funds described in this prospectus are designed to provide diversification across the three major asset classes: stocks, bonds and cash or cash equivalents.
Diversification is achieved by investing in other JPMorgan Funds. A brief description of these underlying JPMorgan Funds can be found in Appendix A. The Funds attempt to take advantage of the most attractive types of stocks and bonds by shifting their asset allocation to favor mutual funds that focus on the most promising securities. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

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JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND.  The Fund is diversified between stocks and bonds, with an emphasis on bonds.

1.	From 20% to 40% of the Fund’s total assets are invested in JPMorgan equity funds.

2.	From 60% to 80% of its total assets are invested in JPMorgan bond funds.

3.	Up to 10% of its total assets are invested in a JPMorgan money market fund.

•	The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

FUND NAME	% OF FUND HOLDINGS
Cash Reserves Money Market Fund	0-10
Core Bond Fund	0-70
Core Plus Bond Fund	0-70
Emerging Markets Debt Fund	0-15
Government Bond Fund	0-70
High Yield Bond Fund	0-15
Intermediate Bond Fund	0-70
Short Duration Bond Fund	0-70
Ultra Short Term Bond Fund	0-70
Capital Growth Fund	0-20
Diversified Equity Fund	0-20
Diversified International Fund	0-20
Diversified Mid Cap Fund	0-20
Diversified Mid Cap Growth Fund	0-20
Diversified Mid Cap Value Fund	0-20
Dividend Income Fund	0-20
Emerging Markets Equity Fund	0-10
Equity Index Fund	0-20
International Equity Index Fund	0-20
Intrepid America Fund	0-20
Intrepid Contrarian Fund	0-20
Intrepid Growth Fund	0-20
Intrepid Value Fund	0-20
Large Cap Growth Fund	0-20
Large Cap Value Fund	0-20
Market Expansion Index Fund	0-20
Market Neutral Fund	0-10
Mid Cap Equity Fund	0-20
Multi-Cap Market Neutral Fund	0-10
Small Cap Equity Fund	0-20
Small Cap Value Fund	0-20
Small Company Growth Fund	0-20
Tax Aware Disciplined Equity Fund	0-20
U.S. Real Estate Fund	0-10
Value Opportunities Fund	0-20
Undiscovered Managers Behavioral Value Fund	0-20
Undiscovered Managers Real Estate Fund	0-10

•	The Fund also may hold cash and cash equivalents.

24

JPMORGAN INVESTOR BALANCED FUND.  The Fund invests in both stock and bond mutual funds — stock funds for long-term growth potential and bond funds for principal stability and current income.

1.	From 40% to 60% of the Fund’s total assets are invested in JPMorgan equity funds.

2.	From 40% to 60% of its total assets are invested in JPMorgan bond funds.

3.	Up to 10% of its total assets are invested in a JPMorgan money market fund.

•	The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

FUND NAME	% OF FUND HOLDINGS
Cash Reserves Money Market Fund	0-10
Core Bond Fund	0-50
Core Plus Bond Fund	0-50
Emerging Markets Debt Fund	0-30
Government Bond Fund	0-50
High Yield Bond Fund	0-30
Intermediate Bond Fund	0-50
Short Duration Bond Fund	0-50
Ultra Short Term Bond Fund	0-50
Capital Growth Fund	0-30
Diversified Equity Fund	0-40
Diversified International Fund	0-30
Diversified Mid Cap Fund	0-30
Diversified Mid Cap Growth Fund	0-30
Diversified Mid Cap Value Fund	0-30
Dividend Income Fund	0-40
Emerging Markets Equity Fund	0-10
Equity Index Fund	0-40
International Equity Index Fund	0-30
Intrepid America Fund	0-50
Intrepid Contrarian Fund	0-30
Intrepid Growth Fund	0-50
Intrepid Value Fund	0-50
Large Cap Growth Fund	0-40
Large Cap Value Fund	0-50
Market Expansion Index Fund	0-30
Market Neutral Fund	0-10
Mid Cap Equity Fund	0-30
Multi-Cap Market Neutral Fund	0-10
Small Cap Equity Fund	0-30
Small Cap Value Fund	0-30
Small Company Growth Fund	0-30
Tax Aware Disciplined Equity Fund	0-50
U.S. Real Estate Fund	0-10
Value Opportunities Fund	0-50
Undiscovered Managers Behavioral Value Fund	0-30
Undiscovered Managers Real Estate Fund	0-10

•	The Fund also may hold cash and cash equivalents.

25

JPMORGAN INVESTOR GROWTH & INCOME FUND.  The Fund is diversified between stocks and bonds, with an emphasis on stocks.

1.	From 60% to 80% of the Fund’s total assets are invested in JPMorgan equity funds.

2.	From 20% to 40% of its total assets are invested in JPMorgan bond funds.

3.	Up to 10% of its total assets are invested in a JPMorgan money market fund.

•	The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

FUND NAME	% OF FUND HOLDINGS
Cash Reserves Money Market Fund	0-10
Core Bond Fund	0-30
Core Plus Bond Fund	0-30
Emerging Markets Debt Fund	0-30
Government Bond Fund	0-30
High Yield Bond Fund	0-30
Intermediate Bond Fund	0-30
Short Duration Bond Fund	0-30
Ultra Short Term Bond Fund	0-30
Capital Growth Fund	0-40
Diversified Equity Fund	0-60
Diversified International Fund	0-40
Diversified Mid Cap Fund	0-40
Diversified Mid Cap Growth Fund	0-40
Diversified Mid Cap Value Fund	0-40
Dividend Income Fund	0-60
Emerging Markets Equity Fund	0-10
Equity Index Fund	0-60
International Equity Index Fund	0-40
Intrepid America Fund	0-60
Intrepid Contrarian Fund	0-40
Intrepid Growth Fund	0-60
Intrepid Value Fund	0-60
Large Cap Growth Fund	0-50
Large Cap Value Fund	0-60
Market Expansion Index Fund	0-40
Market Neutral Fund	0-10
Mid Cap Equity Fund	0-40
Multi-Cap Market Neutral Fund	0-10
Small Cap Equity Fund	0-40
Small Cap Value Fund	0-40
Small Company Growth Fund	0-40
Tax Aware Disciplined Equity Fund	0-60
U.S. Real Estate Fund	0-60
Value Opportunities Fund	0-60
Undiscovered Managers Behavioral Value Fund	0-40
Undiscovered Managers Real Estate Fund	0-10

•	The Fund also may hold cash and cash equivalents.

26

JPMORGAN INVESTOR GROWTH FUND.  The Fund is diversified between stocks and bonds, with a heavy emphasis on stocks.

1.	From 80% to 100% of the Fund’s total assets are invested in JPMorgan equity funds.

2.	Up to 20% of its total assets are invested in JPMorgan bond funds.

3.	Up to 10% of its total assets are invested in a JPMorgan money market fund.

•	The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

FUND NAME	% OF FUND HOLDINGS
Cash Reserves Money Market Fund	0-10
Core Bond Fund	0-20
Core Plus Bond Fund	0-20
Emerging Markets Debt Fund	0-20
Government Bond Fund	0-20
High Yield Bond Fund	0-20
Intermediate Bond Fund	0-20
Short Duration Bond Fund	0-20
Ultra Short Term Bond Fund	0-20
Capital Growth Fund	0-40
Diversified Equity Fund	0-50
Diversified International Fund	0-40
Diversified Mid Cap Fund	0-40
Diversified Mid Cap Growth Fund	0-40
Diversified Mid Cap Value Fund	0-40
Dividend Income Fund	0-50
Emerging Markets Equity Fund	0-10
Equity Index Fund	0-50
International Equity Index Fund	0-40
Intrepid America Fund	0-60
Intrepid Contrarian Fund	0-40
Intrepid Growth Fund	0-60
Intrepid Value Fund	0-60
Large Cap Growth Fund	0-50
Large Cap Value Fund	0-60
Market Expansion Index Fund	0-40
Market Neutral Fund	0-10
Mid Cap Equity Fund	0-40
Multi-Cap Market Neutral Fund	0-10
Small Cap Equity Fund	0-40
Small Cap Value Fund	0-40
Small Company Growth Fund	0-40
Tax Aware Disciplined Equity Fund	0-60
U.S. Real Estate Fund	0-10
Value Opportunities Fund	0-60
Undiscovered Managers Behavioral Value Fund	0-40
Undiscovered Managers Real Estate Fund	0-10

•	The Fund also may hold cash and cash equivalents.

27

Investment Risks	The Investor Funds invest in a variety of other JPMorgan Funds. The JPMorgan Funds in which the Investor Funds invest are referred to in this prospectus as the “underlying funds.” The main risks associated with investing in the Investor Funds are described in
“Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.
Additional risks associated with investing in the underlying funds are described below.

DERIVATIVES.  The underlying funds may invest in securities that are considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. An underlying fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund did not use such instruments.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

HIGH YIELD SECURITIES.  Four underlying funds, the JPMorgan Core Plus Bond Fund, the JPMorgan Emerging Markets Debt Fund, the JPMorgan Emerging Markets Equity Fund and the JPMorgan High Yield Bond Fund, invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities significantly increased compared with prior periods.

CREDIT RISK.  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the underlying funds. Such default could result in losses to the underlying funds and to the Fund. In addition, the credit quality of securities held by an underlying fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an underlying fund. Lower credit quality also may affect liquidity and make it difficult for the underlying fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

PREPAYMENT AND CALL RISK.  Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the underlying funds that invest in these types of securities may have to reinvest in securities with lower yields. In

28

addition, the underlying funds may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

INTERNATIONAL FUNDS.  Foreign securities are subject to special risks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transaction costs and delayed settlements of transactions. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Additionally, there may be less public information available about foreign issuers. Since the underlying funds may invest in securities denominated in foreign currencies, changes in exchange rates also may affect the value of the underlying funds.

EMERGING MARKETS.  The risks associated with foreign securities are magnified in countries in emerging markets. These countries have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities in more developed countries.

SMALLER COMPANIES.  Investments by underlying funds in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of large companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their debt securities and/or stock price. This may cause unexpected and frequent decreases in the value of underlying funds investing in small companies, and may affect your investment in the Funds.

STRATEGY RISK.  The main investment strategy of two of the underlying funds, the Market Neutral Fund and the Multi-Cap Market Neutral Fund, is to invest in common stocks considered to be attractive and to short sell stocks considered to be unattractive. This strategy may fail to produce the intended results. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other factors. The strategy used by the Market Neutral Fund and the Multi-Cap Market Neutral Fund involves complex securities transactions that involve risks different than direct equity investments. The use of short sales may result in the Market Neutral Fund and the Multi-Cap Market Neutral Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such short sales.

SECURITIES OF REAL ESTATE COMPANIES.  Investments by certain of the underlying funds will be highly concentrated in the securities of companies in industries in the real estate sector. Although these underlying funds do not invest in real estate directly, they are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these underlying funds is closely tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. The underlying funds’ investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When

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economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The underlying funds’ investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the underlying funds invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT RISK.  Some of the underlying funds invest in real estate investment trusts (REITS). In addition to the risks facing real estate securities, the underlying funds’ investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

INTEREST RATE RISK.  In connection with the fixed income strategy, some of the underlying funds invest in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of these underlying funds’ investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the underlying funds’ investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

GOVERNMENT SECURITIES RISK.  Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contract, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

NON-DIVERSIFIED.  Certain of the underlying funds are non-diversified and they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the underlying funds’ shares being more sensitive to the economic results of those issuing the securities.

TAX AWARE STRATEGIES.  The investment strategy of one of the underlying funds, the JPMorgan Tax Aware Disciplined Equity Fund, is to minimize shareholders’ tax liability in connection with the underlying fund’s distribution of realized capital gains and to minimize distributions that are taxed as ordinary income and that are not

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qualified dividend income. The underlying fund’s tax aware strategies may reduce taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

EXPENSES OF UNDERLYING FUNDS.  The percentage of each Investor Fund’s assets that will be allocated to each of the underlying funds may be changed from time to time by Banc One Investment Advisors within the parameters set forth in this prospectus. To the extent that the allocations among the underlying funds is changed, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Funds may increase or decrease.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix B and the Statement of Additional Information.

Temporary Defensive Positions	For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes.
These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Portfolio Turnover	Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the
Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2004 is shown in the Financial
Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Funds

Purchasing Fund Shares

Where can I buy shares?	You may purchase Fund shares:

•   Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

• Directly from the Funds through the Distributor.

Who can buy shares?	Class A, Class B and Class C Shares may be purchased by the general public.

When can I buy shares?

•   Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•   Only purchase requests accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•   If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•   On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or Financial Intermediary after the NYSE closes will be effective the following business day.

•   If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

• Share ownership is electronically recorded, therefore no certificate will be issued.

•   The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges

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in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•    The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•    Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•    Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•    Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the

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JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•   In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders to accept the order or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?	• This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

•   Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

• You may pay a sales charge at the time of purchase.

• Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

• You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

• Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

• Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

• There is no maximum investment amount for Class A Shares.

Class B Shares

• You will not pay a sales charge at the time of purchase.

• A CDSC will apply on shares of the Funds sold within six years measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

• Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

• Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

• Class B Shares should not be used for investments of more than $99,999.

1.    You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your Financial Intermediary or the Funds of any and all accounts that may be linked together for the purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing Your Class A Sales Charges.”

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2.   Although the first Class A breakpoint is at investments of $50,000 or more, the length of your intended investment horizon may make Class B investments of between $50,000 and $99,999 more advantageous than an identical investment in Class A shares.

3. Individual purchases of $100,000 or more will be rejected.

Class C Shares

• You will not pay a sales charge at the time of purchase.

• A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

•   Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to a higher total fees than the fees of either Class A or Class B Shares.

• There is no maximum investment amount for Class C Shares.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A person who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

How much do shares cost?	• Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

• Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

•   NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•   The NAV of the Fund is calculated based on the reported NAV of the various underlying funds in which the Funds invest. The market value of an underlying fund’s investments is determined primarily on the basis of readily available market quotations for the underlying fund’s portfolio securities. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

•   A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

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The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?	1. Read the prospectus carefully, and select the fund or funds and share class most appropriate for you.

2. Decide how much you want to invest.

• Class A, Class B and Class C Shares are subject to a $500 minimum investment requirement per Fund.

• You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

• Subsequent investments must be at least $25 per Fund.

•   You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

•   Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

• For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

• A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?.”

3.   When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

•   We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

• Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to

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purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

4. Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

• JPMorgan Funds Services; or

• The specific Fund in which you are investing.

• If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

5. If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?	Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

• Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

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• Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

•   The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

• You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $500 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

• Select the “Systematic Investment Plan” option on the Account Application.

• Provide the necessary information about the bank account from which your investments will be made.

• The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

• You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Sales Charges

The Distributor compensates Financial Intermediaries who sell shares of the Funds.
Compensation comes from sales charges, Rule 12b-1 fees and payments by the
Distributor or affiliates of the Distributor from its or their own resources.

The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “Management of the Funds.”

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To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

AMOUNT OF PURCHASES	SALES CHARGE AS A % OF THE OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT	COMMISSION AS A % OF OFFERING PRICE
Less than $50,000	5.25	5.54	4.75
$50,000-$99,999	4.50	4.71	4.05
$100,000-$249,999	3.50	3.63	3.05
$250,000-$499,999	2.50	2.56	2.05
$500,000-$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	*	*

*	There is no front-end sales charge for investments of $1 million or more in a Fund.
**	If you purchase $1 million or more of Class A Shares of the Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the Funds that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

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•   Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1. Your account(s);

2. Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5. Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Funds may verify (1) the number of shares of the One Group Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•   Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

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Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.   Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

• The JPMorgan Funds.

• JPMorgan Chase & Co. (JPMorgan Chase) and its subsidiaries and affiliates.

4. Bought by employees of:

• Boston Financial Data Services, Inc. and its subsidiaries and affiliates

•   Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

• Washington Management Corporation and its subsidiaries and affiliates.

• The BISYS Group, Inc. and its subsidiaries and affiliates.

5. Bought by:

•   Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•   Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•   Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

• Tuition programs that qualify under Section 529 of the Internal Revenue Code.

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• An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•   A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

• Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.   Bought with proceeds from the sale of Select Shares of a JPMorgan Fund or acquired in an exchange of Select Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.   Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9. Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganizations of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

11. Purchased during a JPMorgan Fund’s special offering.

12.  Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B Shares are offered at NAV per share, without any up-front sales charges. However, if you redeem Class B within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	5.00
1-2	4.00
2-3	3.00
3-4	3.00
4-5	2.00
5-6	1.00
More than 6	NONE

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The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

• After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

• You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

•   Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

• If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	1.00
After first year	NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class B and Class C CDSC is Calculated

• The Fund assumes that all purchases made in a given month were made on the first day of the month.

•   For Class B Shares purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares purchased on or after November 1, 2002 and Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

• No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

•   To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time, and thus have the lowest CDSC.

•   If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

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Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.    If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares  — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?.”

2.   Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3.   If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4.   That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6. That are involuntary resulting from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

8.   Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?.”

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

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Rule 12b-1 Fees	Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds.
These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the
Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule
12b-1 fees to Financial Intermediaries that sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay a Rule 12b-1 fee of .25% of the average daily net assets of each Fund attributable to Class A Shares.

2.   Class B and Class C Shares pay a Rule 12b-1 fee of 0.75% of the average daily net assets each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Fees	JPMorgan Distribution Services, Inc. (JPMDS) may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to Financial
Intermediaries for providing shareholder and administrative services to their customers. JPMDS or its affiliates may make additional payments at its or their own expense to such Financial Intermediaries. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.
See “Management of the Funds — Additional Compensation to Financial
Intermediaries — Revenue Sharing and Other Arrangements.”

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pays an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and shareholder servicing fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

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Exchanging Fund Shares

What are my exchange privileges?

• Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

• Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

• Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Tax Free Bond Fund and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

• Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?	Exchange requests are processed the same business day they are received, provided:

• The Fund receives the request by 4:00 p.m. ET.

• You have contacted your Financial Intermediary, if necessary.

• All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?	Generally, you will not pay a sales charge on an exchange. However:

• You will pay a sales charge if you bought Class A Shares of a Fund that does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging, unless you qualify for a sales charge waiver.

• If you exchange Class B or Class C Shares of a Fund for Class B Shares or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

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2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short-Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?	Generally:

• An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

• An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

• You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?	No.

•   However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•   Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•   Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

• A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?	You may use any of the following methods to redeem your shares:

1. You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

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2. You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3. We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4. You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

• You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

• You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

• On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

•   Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

What will my shares be worth?

•   If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.

Can I redeem by telephone?	Yes, if you selected this option on your Account Application.

• Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•   Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•   The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•   You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

• You may write to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

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Can I redeem on a systematic basis?

1.    If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

• Select the “Systematic Withdrawal Plan” option on the Account Application.

• Specify the amount you wish to receive and the frequency of the payments.

• You may designate a person other than yourself as the payee.

• There is no fee for this service.

2. If you select this option, please keep in mind that:

•   It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

• Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

• Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.   The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share for shares of the applicable class.

4.   If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5. You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

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ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•   Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in the shares issued by the underlying funds instead of cash. If payment is made in securities, the Fund will use the valuations of the underlying fund shares issued by those funds in computing the value of the redemption. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•   Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2.   If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

• The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

• You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

Voting Rights	The Funds do not hold annual shareholder meetings, but may hold special meetings.
The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

Dividends

The Funds generally declare dividends on the last business day of each quarter. The Investor Conservative Growth Fund, however, generally declares dividends on the last business day of each month. Dividends are distributed on the first business day of the next month after they are declared. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

Special Dividend Rules for Class B Shares	Class B Shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B Shares (other than those in the sub-account)
convert to Class A Shares, a percentage of the Class B Shares in the sub-account will also convert to Class A Shares. (See “Sales Charges — Conversion Feature.”)

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Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The JPMorgan Investor Conservative Growth Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions to you. See “Additional Tax Information Concerning the Funds of Funds” in the Statement of Additional Information.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

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Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

Shareholder Statements and Reports	The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.
The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

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Availability of Proxy Voting Record	The Trustees have delegated the authority to vote proxies for securities owned by the
Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at
www.sec.gov or on the Fund’s website at www.jpmorganfunds.com no later than
August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

Portfolio Holdings Disclosure	No sooner than ten days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the
SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

54

Management of the Funds

The Adviser, Administrator and Distributor	Banc One Investment Advisors Corporation (the Adviser) (1111 Polaris Parkway, P.O. Box
710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of
                            . Banc One Investment Advisors has served as investment adviser to the
Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed
over $         billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

JP Morgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Advisory Fees	Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Investor Conservative Growth Fund	.05
JPMorgan Investor Balanced Fund	.05
JPMorgan Investor Growth & Income Fund	.05
JPMorgan Investor Growth Fund	.01

55

Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements

Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

The Fund Managers	No single person is responsible for managing the assets of the Funds. Rather, investment decisions for the Funds are made by a committee. Banc One Investment
Advisors serves as the advisor to the underlying mutual funds, for which it receives a fee.

Fund Manager Compensation and Fund Holdings	Portfolio Managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional’s performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

•    Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

56

• Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of an investment professional’s total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

57

Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

58

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors, and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached

59

Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable.

The Investor Funds are not subject to a Reduced Rate.

60

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Investor Conservative Growth Fund	A	0.50%
	B	1.23%
	C	1.23%
JPMorgan Investor Balanced Fund	A	0.50%
	B	1.21%
	C	1.21%
JPMorgan Investor Growth & Income Fund	A	0.50%
	B	1.23%
	C	1.23%
JPMorgan Investor Growth Fund	A	0.50%
	B	1.25%
	C	1.25%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

• On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

• Your investment has a 5% return each year;

•   The Fund’s operating expenses (exclusive of the Fund’s pro rata portion of the fees and expenses of the underlying funds in which it invests) remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

• At the time of purchase, any applicable initial sales charges (loads) are deducted; and

• There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005
October 31, 2006
October 31, 2007
October 31, 2008
October 31, 2009
October 31, 2010
October 31, 2011
October 31, 2012
October 31, 2013
October 31, 2014
October 31, 2015

[1]	Class B Shares automatically convert to Class A Shares after eight years.

61

JPMORGAN INVESTOR BALANCED FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005
October 31, 2006
October 31, 2007
October 31, 2008
October 31, 2009
October 31, 2010
October 31, 2011
October 31, 2012
October 31, 2013
October 31, 2014
October 31, 2015

JPMORGAN INVESTOR GROWTH & INCOME FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005
October 31, 2006
October 31, 2007
October 31, 2008
October 31, 2009
October 31, 2010
October 31, 2011
October 31, 2012
October 31, 2013
October 31, 2014
October 31, 2015

JPMORGAN INVESTOR GROWTH FUND	CLASS A				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005
October 31, 2006
October 31, 2007
October 31, 2008
October 31, 2009
October 31, 2010
October 31, 2011
October 31, 2012
October 31, 2013
October 31, 2014
October 31, 2015

[1]	Class B Shares automatically convert to Class A Shares after eight years.

62

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

INVESTOR CONSERVATIVE GROWTH FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.35	$10.13	$10.69	$11.07	$11.18
Investment Activities:
Net investment income	0.29	0.35	0.41	0.49	0.49
Net realized and unrealized gains (losses) from investments	0.38	0.22	(0.52)	(0.11)	(0.03)
Total from Investment Activities	0.67	0.57	(0.11)	0.38	0.46
Distributions:
Net investment income	(0.29)	(0.35)	(0.41)	(0.49)	(0.49)
Net realized gains	–	–	(0.04)	(0.27)	(0.08)
Total Distributions	(0.29)	(0.35)	(0.45)	(0.76)	(0.57)
NET ASSET VALUE, END OF PERIOD	$10.73	$10.35	$10.13	$10.69	$11.07
Total Return (Excludes Sales Charge)	6.55%	5.86%	(1.13)%	3.48%	4.27%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$284,164	$127,434	$74,756	$39,651	$31,225
Ratio of expenses to average net assets	0.48%	0.49%	0.48%	0.45%	0.45%
Ratio of net investment income to average net assets	2.83%	3.58%	3.90%	4.49%	4.46%
Ratio of expenses to average net assets*	0.58%	0.59%	0.59%	0.57%	0.65%
Portfolio turnover(A)	7.48%	11.05%	9.21%	7.82%	23.76%

INVESTOR CONSERVATIVE GROWTH FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.35	$10.13	$10.69	$11.08	$11.19
Investment Activities:
Net investment income	0.21	0.28	0.33	0.41	0.41
Net realized and unrealized gains (losses) from investments	0.38	0.22	(0.52)	(0.12)	(0.03)
Total from Investment Activities	0.59	0.50	(0.19)	0.29	0.38
Distributions:
Net investment income	(0.21)	(0.28)	(0.33)	(0.41)	(0.41)
Net realized gains	–	–	(0.04)	(0.27)	(0.08)
Total Distributions	(0.21)	(0.28)	(0.37)	(0.68)	(0.49)
NET ASSET VALUE, END OF PERIOD	$10.73	$10.35	$10.13	$10.69	$11.08
Total Return (Excludes Sales Charge)	5.77%	5.09%	(1.86)%	2.62%	3.48%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$310,028	$235,561	$156,833	$131,026	$117,926
Ratio of expenses to average net assets	1.23%	1.24%	1.23%	1.20%	1.20%
Ratio of net investment income to average net assets	2.02%	2.83%	3.13%	3.73%	3.70%
Ratio of expenses to average net assets*	1.23%	1.24%	1.23%	1.22%	1.30%
Portfolio turnover(A)	7.48%	11.05%	9.21%	7.82%	23.76%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

63

FINANCIAL HIGHLIGHTS

INVESTOR CONSERVATIVE GROWTH FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.33	$10.12	$10.68	$11.06	$11.17
Investment Activities:
Net investment income (loss)	0.22	0.28	0.33	0.41	0.41
Net realized and unrealized gains (losses) from investments	0.38	0.21	(0.52)	(0.11)	(0.03)
Total from Investment Activities	0.60	0.49	(0.19)	0.30	0.38
Distributions:
Net investment income	(0.22)	(0.28)	(0.33)	(0.41)	(0.41)
Net realized gains	–	–	(0.04)	(0.27)	(0.08)
Total Distributions	(0.22)	(0.28)	(0.37)	(0.68)	(0.49)
NET ASSET VALUE, END OF PERIOD	$10.71	$10.33	$10.12	$10.68	$11.06
Total Return (Excludes Sales Charge)	5.81%	5.01%	(1.85)%	2.72%	3.48%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$59,299	$27,162	$11,674	$7,336	$7,207
Ratio of expenses to average net assets	1.22%	1.24%	1.23%	1.20%	1.20%
Ratio of net investment income to average net assets	2.08%	2.87%	3.16%	3.75%	3.70%
Ratio of expenses to average net assets*	1.23%	1.24%	1.23%	1.22%	1.30%
Portfolio turnover(A)	7.48%	11.05%	9.21%	7.82%	23.76%

INVESTOR BALANCED FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.63	$10.48	$11.44	$12.52	$12.24
Investment Activities:
Net investment income (loss)	0.24	0.28	0.34	0.43	0.47
Net realized and unrealized gains (losses) from investments	0.94	0.15	(0.92)	(0.53)	0.30
Total from Investment Activities	1.18	0.43	(0.58)	(0.10)	0.77
Distributions:
Net investment income	(0.24)	(0.28)	(0.34)	(0.43)	(0.46)
Net realized gains	–	–	(0.04)	(0.55)	(0.03)
Total Distributions	(0.24)	(0.28)	(0.38)	(0.98)	(0.49)
NET ASSET VALUE, END OF PERIOD	$11.57	$10.63	$10.48	$11.44	$12.52
Total Return (Excludes Sales Charge)	11.14%	4.32%	(5.13)%	(0.94)%	6.43%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$611,738	$344,041	$281,567	$249,797	$219,684
Ratio of expenses to average net assets	0.46%	0.49%	0.48%	0.45%	0.45%
Ratio of net investment income to average net assets	2.22%	2.83%	3.13%	3.66%	3.82%
Ratio of expenses to average net assets*	0.56%	0.59%	0.58%	0.57%	0.62%
Portfolio turnover(A)	9.55%	20.93%	20.23%	7.13%	20.99%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

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FINANCIAL HIGHLIGHTS

INVESTOR BALANCED FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.61	$10.46	$11.43	$12.51	$12.24
Investment Activities:
Net investment income (loss)	0.16	0.21	0.26	0.35	0.37
Net realized and unrealized gains (losses) from investments	0.94	0.15	(0.93)	(0.53)	0.30
Total from Investment Activities	1.10	0.36	(0.67)	(0.18)	0.67
Distributions:
Net investment income	(0.16)	(0.21)	(0.26)	(0.35)	(0.37)
Net realized gains	–	–	(0.04)	(0.55)	(0.03)
Total Distributions	(0.16)	(0.21)	(0.30)	(0.90)	(0.40)
NET ASSET VALUE, END OF PERIOD	$11.55	$10.61	$10.46	$11.43	$12.51
Total Return (Excludes Sales Charge)	10.36%	3.56%	(5.92)%	(1.66)%	5.58%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$651,035	$467,665	$406,991	$367,716	$298,942
Ratio of expenses to average net assets	1.21%	1.24%	1.23%	1.20%	1.20%
Ratio of net investment income to average net assets	1.44%	2.08%	2.39%	2.92%	3.04%
Ratio of expenses to average net assets*	1.21%	1.24%	1.23%	1.22%	1.27%
Portfolio turnover(A)	9.55%	20.93%	20.23%	7.13%	20.99%

INVESTOR BALANCED FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.55	$10.41	$11.38	$12.46	$12.19
Investment Activities:
Net investment income (loss)	0.16	0.20	0.26	0.34	0.37
Net realized and unrealized gains (losses) from investments	0.93	0.15	(0.92)	(0.53)	0.30
Total from Investment Activities	1.09	0.35	(0.66)	(0.19)	0.67
Distributions:
Net investment income	(0.16)	(0.21)	(0.27)	(0.34)	(0.37)
Net realized gains	–	–	(0.04)	(0.55)	(0.03)
Total Distributions	(0.16)	(0.21)	(0.31)	(0.89)	(0.40)
NET ASSET VALUE, END OF PERIOD	$11.48	$10.55	$10.41	$11.38	$12.46
Total Return (Excludes Sales Charge)	10.38%	3.55%	(5.92)%	(1.67)%	5.59%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$89,635	$43,506	$23,272	$17,397	$16,095
Ratio of expenses to average net assets	1.20%	1.24%	1.23%	1.20%	1.20%
Ratio of net investment income to average net assets	1.48%	2.13%	2.40%	2.93%	3.08%
Ratio of expenses to average net assets*	1.22%	1.24%	1.23%	1.22%	1.27%
Portfolio turnover(A)	9.55%	20.93%	20.23%	7.13%	20.99%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

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FINANCIAL HIGHLIGHTS

INVESTOR GROWTH & INCOME FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.81	$10.83	$12.33	$13.96	$13.40
Investment Activities:
Net investment income	0.15	0.18	0.25	0.36	0.39
Net realized and unrealized gains (losses) from investments	1.54	(0.02)	(1.41)	(0.83)	0.65
Total from Investment Activities	1.69	0.16	(1.16)	(0.47)	1.04
Distributions:
Net investment income	(0.16)	(0.18)	(0.25)	(0.37)	(0.39)
Net realized gains	–	–	(0.09)	(0.79)	(0.09)
Total Distributions	(0.16)	(0.18)	(0.34)	(1.16)	(0.48)
NET ASSET VALUE, END OF PERIOD	$12.34	$10.81	$10.83	$12.33	$13.96
Total Return (Excludes Sales Charge)	15.65%	1.60%	(9.53)%	(3.71)%	7.85%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$646,157	$347,098	$334,005	$372,933	$299,207
Ratio of expenses to average net assets	0.48%	0.50%	0.48%	0.45%	0.45%
Ratio of net investment income to average net assets	1.38%	1.76%	2.15%	2.79%	2.91%
Ratio of expenses to average net assets*	0.58%	0.60%	0.58%	0.59%	0.63%
Portfolio turnover(A)	11.55%	23.09%	24.96%	6.15%	21.50%

INVESTOR GROWTH & INCOME FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.77	$10.79	$12.28	$13.91	$13.36
Investment Activities:
Net investment income	0.07	0.10	0.16	0.27	0.29
Net realized and unrealized gains (losses) from investments	1.52	(0.02)	(1.40)	(0.84)	0.64
Total from Investment Activities	1.59	0.08	(1.24)	(0.57)	0.93
Distributions:
Net investment income	(0.07)	(0.10)	(0.16)	(0.27)	(0.29)
Net realized gains	–	–	(0.09)	(0.79)	(0.09)
Total Distributions	(0.07)	(0.10)	(0.25)	(1.06)	(0.38)
NET ASSET VALUE, END OF PERIOD	$12.29	$10.77	$10.79	$12.28	$13.91
Total Return (Excludes Sales Charge)	14.78%	0.84%	(10.15)%	(4.41)%	7.04%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$748,590	$532,059	$522,731	$487,342	$362,151
Ratio of expenses to average net assets	1.23%	1.25%	1.23%	1.20%	1.20%
Ratio of net investment income to average net assets	0.61%	1.01%	1.38%	2.05%	2.13%
Ratio of expenses to average net assets*	1.23%	1.25%	1.23%	1.23%	1.28%
Portfolio turnover(A)	11.55%	23.09%	24.96%	6.15%	21.50%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

66

FINANCIAL HIGHLIGHTS

INVESTOR GROWTH & INCOME FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.66	$10.69	$12.18	$13.80	$13.25
Investment Activities:
Net investment income	0.08	0.11	0.16	0.28	0.29
Net realized and unrealized gains (losses) from investments	1.50	(0.03)	(1.39)	(0.84)	0.64
Total from Investment Activities	1.58	0.08	(1.23)	(0.56)	0.93
Distributions:
Net investment income	(0.07)	(0.11)	(0.17)	(0.27)	(0.29)
Net realized gains	–	–	(0.09)	(0.79)	(0.09)
Total Distributions	(0.07)	(0.11)	(0.26)	(1.06)	(0.38)
NET ASSET VALUE, END OF PERIOD	$12.17	$10.66	$10.69	$12.18	$13.80
Total Return (Excludes Sales Charge)	14.88%	0.82%	(10.19)%	(4.40)%	7.10%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$89,919	$49,205	$29,644	$18,361	$16,944
Ratio of expenses to average net assets	1.23%	1.25%	1.23%	1.20%	1.20%
Ratio of net investment income to average net assets	0.63%	1.04%	1.36%	2.10%	2.18%
Ratio of expenses to average net assets*	1.23%	1.25%	1.23%	1.24%	1.28%
Portfolio turnover(A)	11.55%	23.09%	24.96%	6.15%	21.50%

INVESTOR GROWTH FUND CLASS A	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.80	$11.03	$12.97	$15.25	$14.30
Investment Activities:
Net investment income	0.04	0.06	0.12	0.25	0.33
Net realized and unrealized gains (losses) from investments	2.11	(0.24)	(1.80)	(1.11)	1.09
Total from Investment Activities	2.15	(0.18)	(1.68)	(0.86)	1.42
Distributions:
Net investment income	–	(0.04)	(0.10)	(0.23)	(0.31)
Net realized gains	–	–	(0.16)	(1.19)	(0.16)
Return of capital	(0.01)	(0.01)	–	–	–
Total Distributions	(0.01)	(0.05)	(0.26)	(1.42)	(0.47)
NET ASSET VALUE, END OF PERIOD	$12.94	$10.80	$11.03	$12.97	$15.25
Total Return (Excludes Sales Charge)	19.94%	(1.55)%	(13.06)%	(6.27)%	10.04%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$357,752	$201,843	$195,576	$197,065	$140,449
Ratio of expenses to average net assets	0.50%	0.50%	0.48%	0.45%	0.45%
Ratio of net investment income to average net assets	0.39%	0.60%	1.02%	1.81%	2.25%
Ratio of expenses to average net assets*	0.67%	0.70%	0.66%	0.62%	0.67%
Portfolio turnover(A)	13.53%	15.96%	29.37%	7.43%	28.66%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

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FINANCIAL HIGHLIGHTS

INVESTOR GROWTH FUND CLASS B	YEAR ENDED JUNE 30,
	2004	2003		2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.77	$11.02		$13.01	$15.35	$14.44
Investment Activities:
Net investment income	(0.04)	(0.02)		0.04	0.17	0.24
Net realized and unrealized gains (losses) from investments	2.09	(0.23)		(1.81)	(1.14)	1.07
Total from Investment Activities	2.05	(0.25)		(1.77)	(0.97)	1.31
Distributions:
Net investment income	–	–		(0.06)	(0.18)	(0.24)
Net realized gains	–	–	(B)	(0.16)	(1.19)	(0.16)
Return of capital	–	–	(B)	–	–	–
Total Distributions	–	–	(B)	(0.22)	(1.37)	(0.40)
NET ASSET VALUE, END OF PERIOD	$12.82	$10.77		$11.02	$13.01	$15.35
Total Return (Excludes Sales Charge)	19.03%	(2.26)%		(13.74)%	(6.97)%	9.14%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$571,624	$426,245		$441,074	$429,869	$302,162
Ratio of expenses to average net assets	1.25%	1.25%		1.23%	1.20%	1.20%
Ratio of net investment income to average net assets	(0.38)%	(0.15)%		0.27%	1.08%	1.41%
Ratio of expenses to average net assets*	1.32%	1.35%		1.31%	1.27%	1.32%
Portfolio turnover(A)	13.53%	15.96%		29.37%	7.43%	28.66%

INVESTOR GROWTH FUND CLASS C	YEAR ENDED JUNE 30,
	2004	2003		2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.64	$10.89		$12.86	$15.19	$14.30
Investment Activities:
Net investment income	(0.03)	(0.01)		0.04	0.18	0.24
Net realized and unrealized gains (losses) from investments	2.05	(0.24)		(1.79)	(1.14)	1.05
Total from Investment Activities	2.02	(0.25)		(1.75)	(0.96)	1.29
Distributions:
Net investment income	–	–		(0.06)	(0.18)	(0.24)
Net realized gains	–	–	(B)	(0.16)	(1.19)	(0.16)
Return of capital	–	–	(B)	–	–	–
Total Distributions	–	–	(B)	(0.22)	(1.37)	(0.40)
NET ASSET VALUE, END OF PERIOD	$12.66	$10.64		$10.89	$12.86	$15.19
Total Return (Excludes Sales Charge)	18.99%	(2.26)%		(13.74)%	(7.01)%	9.08%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$70,615	$40,523		$26,076	$18,900	$19,404
Ratio of expenses to average net assets	1.25%	1.25%		1.23%	1.20%	1.20%
Ratio of net investment income to average net assets	(0.36)%	(0.14)%		0.22%	1.23%	1.52%
Ratio of expenses to average net assets*	1.32%	1.35%		1.31%	1.27%	1.32%
Portfolio turnover(A)	13.53%	15.96%		29.37%	7.43%	28.66%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (B) Amount is less than $0.01.

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Appendix A

The following is a brief description of the principal investment policies of each of the underlying funds.

JPMorgan Cash Reserves Money Market Fund

JPMorgan Cash Reserves Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Core Bond Fund

JPMorgan Core Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/ reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JPMorgan Core Plus Bond Fund

JPMorgan Core Plus Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Investment Advisors). In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e., high yield or junk bonds.) The Fund may not invest more than 30% of its total assets in such high yield securities. The Fund also invests in mortgage-backed and asset-backed securities, and certain obligations and securities of foreign issuers. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. Banc One

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Investment Advisors has retained Banc One High Yield Partners as the sub-advisor with respect to the high yield portion of the Fund. Banc One High Yield Partners focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Debt Fund seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its assets in emerging market debt investments. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade sometimes called junk bonds (or the unrated equivalent). The Fund may use derivatives as substitutes for securities in which it can invest. In managing the Fund, JPMIM analyzes both global and country specific factors to determine the ability of an emerging country or investment to pay its debts. The main solvency factors that JPMIM focuses on to determine the long-term fundamentals of each country in which the Fund invests are its fiscal and monetary policy, macro and microeconomic environment and sociopolitical climate. Once these factors are analyzed, the portfolio construction process focuses on overall country exposure based upon the solvency factors and valuations available in the market, exposure to common global economic factors and security selection relative to the Fund’s benchmark. JPMIM uses security selection to manage the portfolio’s credit quality, yield and duration exposure. JPMIM relies on the insights of different specialists, including macroeconomists, quantitative researchers and dedicated fixed income traders to make buy and sell decisions according to the Fund’s objective and strategy.

JPMorgan Government Bond Fund

JPMorgan Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (e.g., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction.

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JPMorgan High Yield Bond Fund

JPMorgan High Yield Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan participations. The Fund’s investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund’s sub-adviser, Banc One High Yield Partners, focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund’s investments.

JPMorgan Intermediate Bond Fund

JPMorgan Intermediate Bond Fund seeks current income consistent with the preservation of capital through investments in high- and medium-grade fixed-income securities with intermediate maturities. The Fund mainly invests in investment grade debt securities of all types (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JPMorgan Short Duration Bond Fund

JPMorgan Short Duration Bond Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities. The Fund mainly invests in investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) with short to intermediate remaining maturities. These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JPMorgan Ultra Short Term Bond Fund

JPMorgan Ultra Short Term Bond Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities. The Fund mainly invests in all types of investment grade debt securities (or unrated securities which Banc One Investment Advisors determines to be of comparable quality), including mortgage-backed securities, asset-backed

71

securities and money market instruments. As part of its main investment strategy, the Fund invests in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/ reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction.

JPMorgan Capital Growth Fund

JPMorgan Capital Growth Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks. The Fund may also invest in exchange-traded funds, derivatives, mortgage-related securities and dollar-rolls. In managing the Fund, JPMIM employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. JPMIM uses a “bottom-up” approach to construct the Fund’s portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subject to rigorous financial analysis and a disciplined approach to valuation.

JPMorgan Diversified Equity Fund

JPMorgan Diversified Equity Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income. The Fund invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies as well as blended companies which have both value and growth characteristics.

JPMorgan Diversified International Fund

JPMorgan Diversified International Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers. The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America. The Fund also will invest in other regions and countries that present attractive investment opportunities, including developing countries. In selecting a country for investment, Banc One Investment Advisors analyzes global economic, political and market conditions. In selecting individual securities, Banc One Investment Advisors emphasizes core holdings that are diversified by region, country, sector, capitalization and investment styles. Securities also are selected based upon such characteristics as relative price-to-earnings, dividend yield, and price momentum.

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JPMorgan Diversified Mid Cap Fund

JPMorgan Diversified Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Index at the time of investment. The Fund looks for companies of this size with strong potential, attractive valuation, growing market share and a sustainable competitive advantage. In choosing mid cap securities, the Fund invests in both value- and growth-oriented companies.

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Diversified Mid Cap Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Value Index at the time of investment. In choosing investments, the Fund considers the issuer’s soundness and earnings prospects on a long-term basis. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. Banc One Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flow. Stocks are sold based on price considerations or when other stocks present better opportunities.

JPMorgan Dividend Income Fund

JPMorgan Dividend Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. The Fund attempts to keep its dividend yield above the Standard & Poor’s 500 Composite Price Index (S&P 500 Index)[1] by investing in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. As part of its main investment strategy, the Fund may invest in convertible bonds and REITs. Because yield is the main consideration is selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and are, therefore selling below what Banc One Investment Advisors believes to be their long-term investment value.

[1] “S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Fund seeks to provide high total return from a portfolio of equity securities of emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its assets in equity securities of emerging markets. Emerging markets include most countries in the world except Australia,

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Canada, Japan, New Zealand, the U.S., the United Kingdom and most countries of western Europe. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities of the above countries. The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MCSI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund’s benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark. The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund may also invest in debt securities, high yield debt securities, mortgage-related securities, dollar rolls and shares of other investment companies.

JPMorgan Equity Index Fund

JPMorgan Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.[1] The Fund invests mainly in stocks included in the S&P 500 Index. The Fund also may invest in stock index futures and other equity derivatives. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s future expenses.

[1] “S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan International Equity Index Fund

JPMorgan International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International Europe, Australasia, Far East Gross Domestic Product Index (MSCI EAFE GDP Index).[1] The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund may also invest in stock index futures. Banc One Investment Advisors attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund’s expenses. As part of its investment strategy, the Fund may invest in securities of emerging international markets such as Mexico, Chile and Brazil. Banc One Investment Advisors selects securities of emerging markets that are included in the Morgan Stanley Emerging Market Free Index based on size, risk and ease of investing in the country’s market (e.g. reasonable settlement procedures). Most of the Fund’s assets will be denominated in foreign currencies.

[1] “MSCI EAFE GDP Index” is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

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JPMorgan Intrepid America Fund

JPMorgan Intrepid America Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large- and mid-capitalization companies. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when JPMIM believes such companies offer attractive opportunities. The Fund invests in a broad portfolio of common stocks that JPMIM believes have strong earnings growth potential and/or are undervalued. The Fund combines a “growth” style strategy, which focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term time horizon with a “value” style strategy, which focuses on identifying securities that have a market price below what JPMIM believes they are worth, taking into consideration, but not limited to, such items as price-to-earnings ratios, the long-term potential to increase in value and other characteristics consistent with value investing. JPMIM applies an active equity management style to identify growth-oriented companies with earnings momentum, earnings growth potential, price momentum and other characteristics consistent with growth investing and value-oriented companies with relatively low price-to-earnings ratios and other characteristics consistent with value investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000® Index. The Fund will sell a stock if JPMIM determines that the issuer no longer meets the criteria listed above or if it believes that more attractive opportunities are available. Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to purchase common stocks. The Fund may also invest in shares of exchange-traded funds, derivatives, mortgage-related securities and dollar rolls.

JPMorgan Intrepid Contrarian Fund

JPMorgan Intrepid Contrarian Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large- and mid-capitalization companies. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when JPMIM believes such companies offer attractive opportunities. The Fund invests in a broad portfolio of common stocks of companies that JPMIM believes are trading at a price significantly below what JPMIM believes they are worth relative to companies in their sectors but have earnings growth potential, improving business fundamentals and other indicators which may provide the opportunity for increased value. JPMIM applies an active equity management style to identify undervalued companies, significant earnings growth potential and overall financial strength. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 3000 Index. JPMIM will try to identify companies which are determined to be significantly undervalued which meet these criteria according to JPMIM’s proprietary research, while underweighting or avoiding those that do not. Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to purchase common stocks. The Fund may also invest in shares of exchange-traded funds, derivatives, mortgage-related securities and dollar rolls.

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JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Growth Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large- and mid- capitalization companies. The Fund generally defines large-capitalization as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when JPMIM believes such companies offer attractive opportunities. The Fund invests in a broad portfolio of common stocks that JPMIM believes have strong earnings growth potential. A “growth” style strategy focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term time horizon. JPMIM applies an active equity management style to identify growth-oriented companies with earnings momentum, earnings growth potential, price momentum and other characteristics consistent with growth investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000 Growth Index. The Fund will sell a stock if JPMIM determines that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available. Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to purchase common stock. The Fund may also invest in shares of exchange-traded funds, derivatives, mortgage-related securities and dollar rolls.

JPMorgan Intrepid Value Fund

JPMorgan Intrepid Value Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large- and mid-capitalization companies. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when JPMIM believes such companies offer attractive opportunities. The Fund invests in a broad portfolio of common stocks that JPMIM believes are undervalued. A “value” style strategy focuses on identifying securities that have a market price below what JPMIM believes they are worth, taking into consideration, but not limited to, such items as price-to-earnings ratios, the long-term potential to increase in value and other characteristics consistent with value investing. JPMIM applies an active equity management style to identify value-oriented companies with relatively low price-to-earnings ratios and other characteristics consistent with the value investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000 Value Index. JPMIM will try to identify companies which are determined to be undervalued according to JPMIM’s proprietary research, while underweighting or avoiding those that appear overvalued. Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to purchase common stocks. The Fund may also invest in shares of exchange-traded funds, derivatives, mortgage-related securities and dollar rolls.

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JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. The Fund invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Fund invests in companies with a history of above-average growth or companies expected to enter periods of above-average growth. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-sales and price-to-cash flows as compared to their peers and their expected and historic growth rates. Stocks are sold based upon price considerations or when deteriorating fundamentals are expected to be long-term in nature.

JPMorgan Large Cap Value Fund

JPMorgan Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. The Fund invests mainly in equity securities of large companies with market capitalizations in excess of $4 billion at the time of investment. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. The Fund also may invest in the stock of companies which have “breakup values” well in excess of current market values or which have uniquely undervalued corporate assets. Banc One Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flow. Stocks are sold based on price considerations or when other stocks present better opportunities.

JPMorgan Market Expansion Index Fund

JPMorgan Market Expansion Index Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard and Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard and Poor’s MidCap 400 Index (S&P MidCap 400).[1] The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indices. Because the Fund uses an enhanced index strategy, not all of the stocks in the indices are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweight when compared to the indices. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indices in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indices of at least 0.95, without taking into account the Fund’s expenses.

[1] “S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

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JPMorgan Market Neutral Fund

JPMorgan Market Neutral Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor’s 500 (S&P 500) Indexes, in an effort to insulate the Fund’s performance from the effects of general stock market movements. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills. The Fund purchases securities that it believes are undervalued and sell securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors. In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns. The Fund may also invest in derivatives and mortgage-related securities. In managing the Fund, JPMIM employs a three-step process that combines research, valuation and stock selection. JPMIM takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Equity Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to purchase common stocks. The Fund may also invest in REITs, shares of exchange-traded funds, derivatives, mortgage-related securities and dollar rolls. In managing the Fund, JPMIM uses an active equity management style focused on investing in mid-sized companies that are increasing their market share with strong earnings prospects. JPMIM emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or services and/or superior earnings per share compared to other mid-sized companies.

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies with market capitalizations similar to those within the universe of the Russell MidCap Growth Index at the time of investment. Typically, the Fund acquires shares of companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Dividend return is not a primary factor in security selection. The Fund also invests in smaller companies in emerging growth industries.

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JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Multi-Cap Market Neutral Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance. The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that Banc One Investment Advisors considers to be attractive and ‘short selling’ stocks that Banc One Investment Advisors considers to be unattractive. Banc One Investment Advisors considers a company’s fundamentals and valuation in determining whether a stock is attractive or unattractive and whether to invest in or short-sell a stock. The Fund uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels targeting both value- and growth-oriented domestic companies. The Fund intends to maintain approximately equal value exposure in its long and short positions in order to offset the effects on its performance resulting from general domestic stock market movements or sector swings. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market.

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Equity Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index Stocks at the time of purchase. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to purchase common stocks. The Fund may also invest in exchange-traded funds, derivatives, mortgage-related securities and dollar rolls. In managing the Fund, JPMIM utilizes a combination of disciplined portfolio construction and bottom-up stock selection. Disciplined portfolio construction includes maintaining sector weights in the Fund that are closely aligned with the sector weights of the benchmark index, the S&P SmallCap 600 Index. Bottom-up stock selection includes three key elements of analysis: fundamentals, valuation and investment timeliness. In the analysis of fundamentals, JPMIM focuses on companies with high-quality management, a leading or dominant position in a major product line, new or innovative product, services or processes, a strong financial position and relatively high rate of return on invested capital. JPMIM seeks companies with sustainable revenue growth, margin expansion and earnings growth. In valuation analysis, JPMIM focuses on several valuation metrics, including price-to-earnings versus expected earnings-per-share growth rate and enterprise value to earnings before interest, taxes, depreciation and amortization (EBITDA). In timeliness analysis, JPMIM utilizes technical indicators, such as relative price strength and trading volume characteristics, to control for risk and determine an appropriate time to buy. JPMIM combines growth and value investing. In determining whether to sell a stock, JPMIM will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

JPMorgan Small Cap Value Fund

JPMorgan Small Cap Value Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies. The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $3 billion at the time of investment These securities may include equity securities issued by real estate investment trusts (also known as “REITs”) and other real

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estate companies. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value.

JPMorgan Small Company Growth Fund

JPMorgan Small Company Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. The Fund invests mainly in equity securities of small-capitalization companies. Generally, the Fund invests in small-cap companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. Typically, the Fund acquires shares of companies with a history of above-average growth, as well as companies expected to enter periods of above-average growth.

JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Disciplined Equity Fund seeks to provide high after tax total return from a portfolio of selected equity securities. Under normal circumstances, the Fund invests at least 80% of the value of its assets in equity securities. The Fund primarily invests in large- and medium-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the Standard & Poor’s 500 Index (S&P 500). The Fund does not look to underweight or overweight sectors relative to the S&P 500. Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may also invest in derivatives and mortgage-related securities. The Fund seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income. In managing the Fund, JPMIM employs a three-step process that combines research, valuation and stock selection. JPMIM takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

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JPMorgan U.S. Real Estate Fund

JPMorgan U.S. Real Estate Fund seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities. The Fund mainly invests in common stocks of real estate investment trusts (REITs) and other real estate companies. The Fund may also invest in other types of equity securities of real estate companies including rights, warrants, convertible securities and preferred stocks. The Fund does not invest in real estate directly. In selecting securities for the Fund, the sub-adviser focuses on three fundamental research disciplines that the sub-adviser believes play an important role in the pricing of real estate companies: (1) real estate research which focuses on understanding the market pressures and factors that affect rent growth, occupancy and development; (2) company analysis which focuses on analyzing real estate companies within the Fund’s defined universe of investments and modeling their cash flow potential; and (3) market strategy which focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in the covered universe of the companies, including consideration of the risks underlying the securities as well as the appetite for, and pricing risk of, risk in the broader equity and capital markets.

JPMorgan Value Opportunities Fund

JPMorgan Value Opportunities Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. JPMIM builds a portfolio that it believes has characteristics of undervalued securities. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to purchase common stocks. The Fund may also invest in shares of other investment companies, derivatives and mortgage-related securities. In managing the Fund, JPMIM employs a three-step process that combines research, valuation and stock selection. JPMIM takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers Behavioral Value Fund seeks to achieve capital appreciation by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have value characteristics. In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral studies by looking at companies that have price-to-earnings ratios below the median in their industry group or decreasing stock values on an absolute basis. Fuller & Thaler selects investments for the Fund based on factors such as recent under-performance of the company’s stock relative to the market, significant share purchases by company insiders or stock repurchase activity by the company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

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Undiscovered Managers Real Estate Fund

Undiscovered Managers Real Estate Fund seeks to achieve high total investment return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing substantially all of its assets and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of REITs, including REITs with relatively small market capitalization. The Fund invests in equity REITs and mortgage REITs. JPMIM manages the Fund utilizing a disciplined investment process that focuses on superior stock selection rather than sector or theme bets. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibits superior financial strength, operating returns and attractive growth prospects. The investment style of the Fund is growth at a reasonable price. The portfolio managers take an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the portfolio management team to determine the company’s normalized earnings and growth potential, from which they evaluate whether the company’s current price fully reflects its long-term value.

A more complete description of these underlying funds may be found in their prospectuses. For a free copy of an underlying fund’s prospectus, call 1-800-480-4111 and ask for the Prospectus offering shares of the underlying fund.

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Appendix B

Investment Practices	The underlying funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the underlying funds, as well as the risks inherent in their use. For a more complete discussion, see the
Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
Cash Reserves Money Market Fund	1
Core Bond Fund	2
Core Plus Bond Fund	3
Emerging Markets Debt Fund	4
Government Bond Fund	5
High Yield Bond Fund	6
Intermediate Bond Fund	7
Short Duration Bond Fund	8
Ultra Short Term Bond Fund	9
Capital Growth Fund	10
Diversified Equity Fund	11
Diversified International Fund	12
Diversified Mid Cap Fund	13
Diversified Mid Cap Value Fund	14
Dividend Income Fund	15
Emerging Markets Equity Fund	16
Equity Index Fund	17
International Equity Index Fund	18
Intrepid America Fund	19
Intrepid Contrarian Fund	20
Intrepid Growth Fund	21
Intrepid Value Fund	22
Large Cap Growth Fund	23
Large Cap Value Fund	24
Market Expansion Index Fund	25
Market Neutral Fund	26
Mid Cap Equity Fund	27
Diversified Mid Cap Growth Fund	28
Multi-Cap Market Neutral Fund	29
Small Cap Equity Fund	30
Small Cap Value Fund	31
Small Company Growth Fund	32
Tax Aware Disciplined Equity Fund	33
U.S. Real Estate Fund	34
Value Opportunities Fund	35
Undiscovered Managers Behavioral Value Fund	36
Undiscovered Managers Real Estate Fund	37

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Instrument	Fund Code	Risk Type
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	2, 3, 5-9	Prepayment Market Credit Regulatory
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1-4, 6-10, 12, 13, 16, 19-22, 26, 27, 30, 33	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1-4, 6-33	Credit Liquidity Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	2, 3, 5-9, 11-15, 17, 18, 23-25, 28, 31, 32	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-3, 6-18, 23-25, 28, 29, 31, 32, 34	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-4, 6-16, 19-22, 26, 27, 30, 35	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	6, 10-35	Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	2-4, 6, 7, 9-35	Market Credit
Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	2-4, 6-10, 16, 19-23, 26, 27, 30, 33	Market Credit
Currency Futures and Related Options: A Fund may engage in transactions in financial futures and related options, which are generally described below. A Fund will enter into these transactions in foreign currencies for hedging purposes only.	10, 12, 18-22, 27, 30, 36, 37	Management Liquidity Credit Market Political Leverage Foreign Investment

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Instrument	Fund Code	Risk Type
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-3, 6-9	Market Liquidity Management
Exchange-Traded Funds: Ownership in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange-traded funds or ETFs include a wide range of investments such as iShares, Standard and Poor’s Depository Receipts (SPDRs), and NASDAQ 100’s. The Equity Index Fund invests only in SPDRs and other ETFs that track the S&P 500.	4, 10-28, 30-33	Market
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of 13 months.	1	Market Credit Liquidity
Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short — to long-term final maturities.	2, 3, 5-9	Credit Prepayment Regulatory Market
Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts, Global Depositary Receipts, American Depositary Securities and European Depositary Receipts.	1-4, 6-8, 10, 16, 19-22, 26, 27, 30, 33, 35-37	Market Political Liquidity Foreign Investment
Forward Foreign Exchange Transactions: Contractual agreement to purchase or sell one specified currency for another currency at a specified future date and price. A Fund will enter into forward foreign exchange transactions for hedging purposes only.	12, 18, 36, 37	Management Liquidity Credit Market Political Leverage Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	2-37	Management Market Credit Liquidity Leverage
Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	2, 3, 5-9	Market Leverage Credit

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Instrument	Fund Code	Risk Type
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. The Government Bond Fund will purchase only shares of investment companies which invest exclusively in U.S. Treasury and other agency obligations. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-37	Market
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments of less developed countries (LDCs).	2-3, 6-9	Credit Political Foreign Investment Market Liquidity
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1-3, 5-10, 12, 13, 16, 19-22 26, 27, 30, 31, 33	Prepayment Market Credit Regulatory Leverage
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	2-3, 5-10, 12, 13, 16, 19-22, 27, 30, 31, 33	Prepayment Market Regulatory Leverage
Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds.	1-4, 6-9, 16, 27, 33	Market Credit Political Regulatory Tax
New Financial Products: New options and futures contracts, and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	2, 3, 5-9, 11-15, 17, 18, 23-25, 28, 31, 32, 34	Management Credit Market Liquidity
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	2, 3, 6-9, 12, 13, 16, 18, 27, 31	Credit Foreign Investment

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Instrument	Fund Code	Risk Type
Participation Interests: Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.	1	Credit Tax
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	2, 3, 6-8, 11-15, 17, 18, 23-25, 28, 31, 32, 34	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.	2, 3, 6-8, 10-15, 17-25, 27-32, 34	Liquidity Management Market Prepayment Tax
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-37	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-4, 6-29, 31, 32, 34	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-33, 35	Market Leverage
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities and/or letters of credit as collateral.	1-3, 5-9, 11-15, 17, 18, 23-25, 28, 31, 32, 34	Credit Market Leverage
Short-term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1-3, 6-9	Credit Liquidity Market
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage-backed obligations. These include IOs and POs.	2, 3, 5-10, 16, 26, 27, 30, 33	Prepayment Market Credit Regulatory
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	2, 3, 5-15, 18-24, 27, 28, 30-32	Market Management Liquidity Credit Foreign Investment

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Instrument	Fund Code	Risk Type
Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	2, 3, 5-28, 30-33	Market Management Credit Liquidity
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1,3, 5-9, 11-15, 17, 18, 23-25, 28, 29, 31, 32, 34	Liquidity Credit
Treasury Receipts: TRs, TIGRs and CATS.	1-3, 6-8, 11-15, 17, 18, 23-25, 28, 29, 31, 32, 34	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac including funding notes and subordinated benchmark notes.	1-37	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS, and CUBES.	1-37	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1-37	Market Credit Liquidity
Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3, 4, 6, 10-13, 17-27, 29, 30-33, 35	Market Credit
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-3, 5-28, 30-33, 35-37	Market Leverage Liquidity Credit
Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	2-9, 12, 13, 19-22, 26, 33	Credit Market Zero Coupon
Zero-Fixed-Coupon Debt Securities: Zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.	2, 3, 5-9	Credit Market Zero Coupon

88

Investment Risks	Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the underlying funds may fluctuate, as will the value of the Fund’s investments in the underlying funds. Ultimately, the value of your investment will be affected.
Certain investments are more susceptible to these risks than others.

•  Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•  Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•  Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•  Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•  Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

89

•  Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•  Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

•	Zero Coupon Risk. The risk associated with changes in interest rates. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. This risk is similar to Credit Risk, which is described above.

90

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•  Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•  Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

The JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http:// www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-125 (2/05)

INVESTOR FUNDS

Prospectus

JPMorgan Investor Funds

February 19, 2005
Select Shares

JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Balanced Fund
JPMorgan Investor Growth & Income Fund
JPMorgan Investor Growth Fund

For Institutional Clients

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

More About the Funds
Principal Investment Strategies	24
Investment Risks	29
Temporary Defensive Positions	32
Portfolio Turnover	32

How to Do Business with the Funds
Purchasing Fund Shares	33
Exchanging Fund Shares	38
Redeeming Fund Shares	39

Shareholder Information
Voting Rights	42
Dividend Policies	42
Tax Treatment of Shareholders	43
Shareholder Statements and Reports	44
Availability of Proxy Voting Record	44
Portfolio Holdings Disclosure	45

Management of the Funds
The Adviser, Administrator and Distributor	46
Advisory Fees	46
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	46
The Fund Managers	47
Fund Manager Compensation and Fund Holdings	47

JPMORGAN	Investor Conservative Growth Fund

(formerly One Group® Investor Conservative Growth Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

What are the Fund’s main investment strategies?

JPMorgan Investor Conservative Growth Fund is a “Fund of Funds.” The Fund’s investment strategy is to invest in a diversified group of other mutual funds in the same group of investment companies (i.e., JPMorgan Funds). Because this is a conservative growth fund, the majority of the Fund’s assets will be invested in JPMorgan bond funds, although a portion of its assets also will be invested in JPMorgan equity and money market funds. The Fund’s investments are diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

Who should invest in the Fund?

Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The

1

FUND SUMMARY	Investor Conservative Growth Fund

price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risks,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the JPMorgan Investor Conservative Growth Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in JPMorgan Investor Conservative Growth Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	6.44%	2Q2003	Worst Quarter:	-3.29%	3Q2002

2

FUND SUMMARY	Investor Conservative Growth Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 12/10/96
Select	12/10/96
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Intermediate Aggregate Bond Index[1] (no deduction for fees, expenses or taxes)
Lipper Mix[2] (no deduction for taxes)
[1]	The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[2]	The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (25%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (70%). Unlike the index shown above, the performance of the Lipper Mix reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

3

FUND SUMMARY	Investor Conservative Growth Fund

Fees and Expenses

This table describes the fees and expenses (including underlying fund fees) that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.05%
Shareholder Service Fees[1]	.25%
Other Expenses[2]	.18%
Total Annual Fund Operating Expenses[3]	.48%
Fee Waiver and/or Expense Reimbursement[1]	(.23%)
Net Expenses	.25%
Estimated Indirect Expenses of Underlying Funds[4]	.76%
Total Annual Fund and Underlying Funds Net Operating Expenses	1.01%
[1]	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the Shareholder Servicing Agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”
[2]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .25% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.
[4]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the allocation of the Fund’s assets among the underlying funds as of June 30, 2004 and (ii) upon the Net Expenses of the Investor Class Shares of the underlying money market funds and the Select Shares of the remaining underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

Examples

The examples are intended to help you compare the cost of investing in the

Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s and the underlying funds’ operating expenses

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

4

FUND SUMMARY	Investor Conservative Growth Fund

remain the same. Your actual costs may be higher or lower than those shown. The expenses illustrated in the Examples are based on the Total Annual Fund and Underlying Funds Net Operating Expenses. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

5

JPMORGAN	Investor Balanced Fund

(formerly One Group® Investor Balanced Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of JPMorgan Funds that invest primarily in equity and fixed income securities.

What are the Fund’s main investment strategies?

JPMorgan Investor Balanced Fund is a “Fund of Funds.” The Fund’s investment strategy is to invest in a diversified group of other JPMorgan Funds. Because this is a balanced fund, approximately half of the Fund’s assets will be invested in JPMorgan equity funds and approximately half will be invested in JPMorgan bond funds, although a portion of JPMorgan Investor Balanced Fund’s assets also will be invested in a JPMorgan money market fund. The Fund’s investments are diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

Who should invest in the Fund?

Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or

6

FUND SUMMARY	Investor Balanced Fund

changes in a company’s financial condition. Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the JPMorgan Investor Balanced Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the JPMorgan Investor Balanced Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

Index Funds. An index fund’s investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

7

FUND SUMMARY	Investor Balanced Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	10.33%	4Q1998	Worst Quarter:	-7.65%	3Q2002

8

FUND SUMMARY	Investor Balanced Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 12/10/96
Select	12/10/96
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Intermediate Aggregate Bond Index[1] (no deduction for fees, expenses or taxes)
S&P SuperComposite 1500 Index[2] (no deduction for fees, expenses or taxes)
Lipper Mix[3] (no deduction for taxes)
[1]	The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[2]	The S&P SuperComposite 1500 Index is an unmanaged index generally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the fund reflects the deduction of these expenses.
[3]	The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (45%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (50%). Unlike the index shown above, the performance of the Lipper Mix reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

9

FUND SUMMARY	Investor Balanced Fund

Fees and Expenses

This table describes the fees and expenses (including underlying fund fees) that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.05%
Shareholder Service Fees[1]	.25%
Other Expenses[2]	.15%
Total Annual Fund Operating Expenses[3]	.45%
Fee Waiver and/or Expense Reimbursement[1]	(.20%)
Net Expenses	.25%
Estimated Indirect Expenses of Underlying Funds[4]	.84%
Total Annual Fund and Underlying Funds Net Operating Expenses	1.09%
[1]	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the Shareholder Servicing Agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”
[2]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .25% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.
[4]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the allocation of the Fund’s assets among the underlying funds as of June 30, 2004 and (ii) upon the Net Expenses of the Investor Class Shares of the underlying money market funds and Select Shares of the remaining underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

Examples

The examples are intended to help you compare the cost of investing in the

Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5%

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

10

FUND SUMMARY	Investor Balanced Fund

return each year and that the Fund’s and the underlying funds’ operating expenses remain the same. Your actual costs may be higher or lower than those shown. The expenses illustrated in the Examples are based on the Total Annual Fund and Underlying Funds Net Operating Expenses. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

11

JPMORGAN	Investor Growth & Income Fund

(formerly One Group® Investor Growth & Income Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

What are the Fund’s main investment strategies?

JPMorgan Investor Growth & Income Fund is a “Fund of Funds.” The Fund’s investment strategy is to invest in a diversified group of other mutual funds within the same group of investment companies (i.e., JPMorgan Funds). Because this is a growth and income fund, the majority of the Fund’s assets will be invested in JPMorgan equity and bond funds, although a portion of its assets also will be invested in JPMorgan money market funds. The Fund’s investments are diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

Who should invest in the Fund?

Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to

12

FUND SUMMARY	Investor Growth & Income Fund

“stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the JPMorgan Investor Growth & Income Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the JPMorgan Investor Growth & Income Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

Index Funds. An index fund’s investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not anticipate earning profits in the foreseeable future.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

13

FUND SUMMARY	Investor Growth & Income Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	14.92%	4Q1998	Worst Quarter:	-12.00%	3Q2002

14

FUND SUMMARY	Investor Growth & Income Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 12/10/96
Select	12/10/96
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P SuperComposite 1500 Index[1] (no deduction for fees, expenses or taxes)
Lipper Mix[2] (no deduction for taxes)
[1]	The S&P SuperComposite 1500 Index is an unmanaged index generally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[2]	The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (60%), the Lipper International Index (10%), and the Lipper Intermediate U.S. Government Index (30%). Unlike the index shown above, the performance of the Lipper Mix reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

15

FUND SUMMARY	Investor Growth & Income Fund

Fees and Expenses

This table describes the fees and expenses (including underlying fund fees) that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.05%
Shareholder Service Fees[1]	.25%
Other Expenses[2]	.18%
Total Annual Fund Operating Expenses[3]	.48%
Fee Waiver and/or Expense Reimbursement[1]	(.23%)
Net Expenses	.25%
Estimated Indirect Expenses of Underlying Funds[4]	.91%
Total Annual Fund and Underlying Funds Net Operating Expenses	1.16%
[1]	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the Shareholder Servicing Agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”
[2]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .25% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.
[4]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the allocation of the Fund’s assets among the underlying funds as of June 30, 2004 and (ii) upon the Net Expenses of the Investor Class Shares of the underlying money market funds and the Select Shares of the remaining underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

16

FUND SUMMARY	Investor Growth & Income Fund

Examples

The examples are intended to help you compare the cost of investing in the

Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s and the underlying funds’ operating expenses remain the same. Your actual costs may be higher or lower than those shown. The expenses illustrated in the Examples are based on the Total Annual Fund and Underlying Funds Net Operating Expenses. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

17

JPMORGAN	Investor Growth Fund

(formerly One Group® Investor Growth Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

What are the Fund’s main investment strategies?

JPMorgan Investor Growth Fund is a “Fund of Funds.” The Fund’s investment strategy is to invest in a diversified group of other mutual funds in the same group of investment companies (i.e., JPMorgan Funds). Because this is a growth fund, the majority of the Fund’s assets will be invested in JPMorgan equity funds, although a portion of its assets also will be invested in JPMorgan bond and money market funds. The Fund’s investments are diversified by its investment in the underlying mutual funds that invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

Who should invest in the Fund?

Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Investments in Mutual Funds. The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or

18

FUND SUMMARY	Investor Growth Fund

changes in a company’s financial condition. Equity securities also are subject to

“stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying JPMorgan equity fund goes down, the value of your investment in the JPMorgan Investor Growth Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the JPMorgan Investor Growth Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

Index Funds. An index fund’s investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not anticipate earning profits in the foreseeable future.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in emerging markets. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

19

FUND SUMMARY	Investor Growth Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	19.73%	4Q1998	Worst Quarter:	-15.81%	3Q2002

20

FUND SUMMARY	Investor Growth Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	PERFORMANCE SINCE 12/10/96
Select	12/10/96
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P SuperComposite 1500 Index[1] (no deduction for fees, expenses or taxes)
Lipper Mix[2] (no deduction for taxes)
[1]	The S&P SuperComposite 1500 Index is an unmanaged index generally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[2]	The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (80%), the Lipper International Index (10%), and the Lipper Intermediate U.S. Government Index (10%). Unlike the index shown above, the performance of the Lipper Mix reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

21

FUND SUMMARY	Investor Growth Fund

Fees and Expenses

This table describes the fees and expenses (including underlying fund fees) that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.05%
Shareholder Service Fees[1]	.25%
Other Expenses[2]	.27%
Total Annual Fund Operating Expenses[3]	.57%
Fee Waiver and/or Expense Reimbursement[1]	(.32)%
Net Expenses	.25%
Estimated Indirect Expenses of Underlying Funds[4]	.95%
Total Annual Fund and Underlying Funds Net Operating Expenses	1.10%
[1]	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the Shareholder Servicing Agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”
[2]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .25% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.
[4]	“Estimated Indirect Expenses of Underlying Funds” are based upon (i) the allocation of the Fund’s assets among the underlying funds as of June 30, 2004 and (ii) upon the Net Expenses of the Investor Class Shares of the underlying money market funds and the Select Shares of the remaining underlying funds during the underlying funds’ most recently completed fiscal year as adjusted to reflect changes in Net Expenses effective February 19, 2005 as a result of new service providers and/or new fee arrangements. “Estimated Indirect Expenses of Underlying Funds” will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

22

FUND SUMMARY	Investor Growth Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s and the underlying funds’ operating expenses remain the same. Your actual costs may be higher or lower than those shown. The expenses illustrated in the Examples are based on the Total Annual Fund and Underlying Funds Net Operating Expenses. If the Examples illustrated just the Net Expenses of the Fund, the expenses shown would be lower.

23

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$	$	$	$
[1] Without contractual fee waivers, 1 Year expenses would be $ .

More About the Funds

Each of the four Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. The underlying funds are managed by Banc One Investment Advisors, J.P. Morgan Investment Management Inc. (“JPMIM”) or Security Capital Research & Management Incorporated (SC-R&M”). JPMIM is under common control with Banc One Investment Advisors. SC-R&M is a wholly owned subsidiary of Banc One Investment Advisors. As a results, these advisors are considered control affiliates and the underlying funds advised by those entities are in the same group of investment companies. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The mutual funds described in this prospectus are designed to provide diversification across the three major asset classes: stocks, bonds and cash or cash equivalents. Diversification is achieved by investing in other JPMorgan Funds. A brief description of these underlying JPMorgan Funds can be found in Appendix A. The Funds attempt to take advantage of the most attractive types of stocks and bonds by shifting their asset allocation to favor mutual funds that focus on the most promising securities. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

24

JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND. The Fund is diversified between stocks and bonds, with an emphasis on bonds.

1.	From 20% to 40% of the Fund’s total assets are invested in JPMorgan equity funds.

2.	From 60% to 80% of its total assets are invested in JPMorgan bond funds.

3.	Up to 10% of its total assets are invested in a JPMorgan money market fund.

•	The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

FUND NAME	% OF FUND HOLDINGS
Cash Reserves Money Market Fund	0-10
Core Bond Fund	0-70
Core Plus Bond Fund	0-70
Emerging Markets Debt Fund	0-15
Government Bond Fund	0-70
High Yield Bond Fund	0-15
Intermediate Bond Fund	0-70
Short Duration Bond Fund	0-70
Ultra Short Term Bond Fund	0-70
Capital Growth Fund	0-20
Diversified Equity Fund	0-20
Diversified International Fund	0-20
Diversified Mid Cap Fund	0-20
Diversified Mid Cap Growth Fund	0-20
Diversified Mid Cap Value Fund	0-20
Dividend Income Fund	0-20
Emerging Markets Equity Fund	0-10
Equity Index Fund	0-20
International Equity Index Fund	0-20
Intrepid America Fund	0-20
Intrepid Contrarian Fund	0-20
Intrepid Growth Fund	0-20
Intrepid Value Fund	0-20
Large Cap Growth Fund	0-20
Large Cap Value Fund	0-20
Market Expansion Index Fund	0-20
Market Neutral Fund	0-10
Mid Cap Equity Fund	0-20
Multi-Cap Market Neutral Fund	0-10
Small Cap Equity Fund	0-20
Small Cap Value Fund	0-20
Small Company Growth Fund	0-20
Tax Aware Disciplined Equity Fund	0-20
U.S. Real Estate Fund	0-10
Value Opportunities Fund	0-20
Undiscovered Managers Behavioral Value Fund	0-20
Undiscovered Managers Real Estate Fund	0-10

•	The Fund also may hold cash and cash equivalents.

25

JPMORGAN INVESTOR BALANCED FUND. The Fund invests in both stock and bond mutual funds — stock funds for long-term growth potential and bond funds for principal stability and current income.

1.	From 40% to 60% of the Fund’s total assets are invested in JPMorgan equity funds.

2.	From 40% to 60% of its total assets are invested in JPMorgan bond funds.

3.	Up to 10% of its total assets are invested in a JPMorgan money market fund.

•	The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

FUND NAME	% OF FUND HOLDINGS
Cash Reserves Money Market Fund	0-10
Core Bond Fund	0-50
Core Plus Bond Fund	0-50
Emerging Markets Debt Fund	0-30
Government Bond Fund	0-50
High Yield Bond Fund	0-30
Intermediate Bond Fund	0-50
Short Duration Bond Fund	0-50
Ultra Short Term Bond Fund	0-50
Capital Growth Fund	0-30
Diversified Equity Fund	0-40
Diversified International Fund	0-30
Diversified Mid Cap Fund	0-30
Diversified Mid Cap Growth Fund	0-30
Diversified Mid Cap Value Fund	0-30
Dividend Income Fund	0-40
Emerging Markets Equity Fund	0-10
Equity Index Fund	0-40
International Equity Index Fund	0-30
Intrepid America Fund	0-50
Intrepid Contrarian Fund	0-30
Intrepid Growth Fund	0-50
Intrepid Value Fund	0-50
Large Cap Growth Fund	0-40
Large Cap Value Fund	0-50
Market Expansion Index Fund	0-30
Market Neutral Fund	0-10
Mid Cap Equity Fund	0-30
Multi-Cap Market Neutral Fund	0-10
Small Cap Equity Fund	0-30
Small Cap Value Fund	0-30
Small Company Growth Fund	0-30
Tax Aware Disciplined Equity	0-50
U.S. Real Estate Fund	0-10
Value Opportunities Fund	0-50
Undiscovered Managers Behavioral Value Fund	0-30
Undiscovered Managers Real Estate Fund	0-10

•	The Fund also may hold cash and cash equivalents.

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JPMORGAN INVESTOR GROWTH & INCOME FUND. The Fund is diversified between stocks and bonds, with an emphasis on stocks.

1.	From 60% to 80% of the Fund’s total assets are invested in JPMorgan equity funds.

2.	From 20% to 40% of its total assets are invested in JPMorgan bond funds.

3.	Up to 10% of its total assets are invested in a JPMorgan money market fund.

•	The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

FUND NAME	% OF FUND HOLDINGS
Cash Reserves Money Market Fund	0-10
Core Bond Fund	0-30
Core Plus Bond Fund	0-30
Emerging Markets Debt Fund	0-30
Government Bond Fund	0-30
High Yield Bond Fund	0-30
Intermediate Bond Fund	0-30
Short Duration Bond Fund	0-30
Ultra Short Term Bond Fund	0-30
Capital Growth Fund	0-40
Diversified Equity Fund	0-60
Diversified International Fund	0-40
Diversified Mid Cap Fund	0-40
Diversified Mid Cap Growth Fund	0-40
Diversified Mid Cap Value Fund	0-40
Dividend Income Fund	0-60
Emerging Markets Equity Fund	0-10
Equity Index Fund	0-60
International Equity Index Fund	0-40
Intrepid America Fund	0-60
Intrepid Contrarian Fund	0-40
Intrepid Growth Fund	0-60
Intrepid Value Fund	0-60
Large Cap Growth Fund	0-50
Large Cap Value Fund	0-60
Market Expansion Index Fund	0-40
Market Neutral Fund	0-10
Mid Cap Equity Fund	0-40
Multi-Cap Market Neutral Fund	0-10
Small Cap Equity Fund	0-40
Small Cap Value Fund	0-40
Small Company Growth Fund	0-40
Tax Aware Disciplined Equity Fund	0-60
U.S. Real Estate Fund	0-60
Value Opportunities Fund	0-60
Undiscovered Managers Behavioral Value Fund	0-40
Undiscovered Managers Real Estate Fund	0-10

•	The Fund also may hold cash and cash equivalents.

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JPMORGAN INVESTOR GROWTH FUND. The Fund is diversified between stocks and bonds, with a heavy emphasis on stocks.

1.	From 80% to 100% of the Fund’s total assets are invested in JPMorgan equity funds.

2.	Up to 20% of its total assets are invested in JPMorgan bond funds.

3.	Up to 10% of its total assets are invested in a JPMorgan money market fund.

•	The Fund is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

FUND NAME	% OF FUND HOLDINGS
Cash Reserves Money Market Fund	0-10
Core Bond Fund	0-20
Core Plus Bond Fund	0-20
Emerging Markets Debt Fund	0-20
Government Bond Fund	0-20
High Yield Bond Fund	0-20
Intermediate Bond Fund	0-20
Short Duration Bond Fund	0-20
Ultra Short Term Bond Fund	0-20
Capital Growth Fund	0-40
Diversified Equity Fund	0-50
Diversified International Fund	0-40
Diversified Mid Cap Fund	0-40
Diversified Mid Cap Growth Fund	0-40
Diversified Mid Cap Value Fund	0-40
Dividend Income Fund	0-50
Emerging Markets Equity Fund	0-10
Equity Index Fund	0-50
International Equity Index Fund	0-40
Intrepid America Fund	0-60
Intrepid Contrarian Fund	0-40
Intrepid Growth Fund	0-60
Intrepid Value Fund	0-60
Large Cap Growth Fund	0-50
Large Cap Value Fund	0-60
Market Expansion Index Fund	0-40
Market Neutral Fund	0-10
Mid Cap Equity Fund	0-40
Multi-Cap Market Neutral Fund	0-10
Small Cap Equity Fund	0-40
Small Cap Value Fund	0-40
Small Company Growth Fund	0-40
Tax Aware Disciplined Equity Fund	0-60
U.S. Real Estate Fund	0-10
Value Opportunities Fund	0-60
Undiscovered Managers Behavioral Value Fund	0-40
Undiscovered Managers Real Estate Fund	0-10

•	The Fund also may hold cash and cash equivalents.

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INVESTMENT RISKS

The Investor Funds invest in a variety of other JPMorgan Funds. The JPMorgan Funds in which the Investor Funds invest are referred to in this prospectus as the “underlying funds.” The main risks associated with investing in the Investor Funds are described in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus. Additional risks associated with investing in the underlying funds are described below.

DERIVATIVES. The underlying funds may invest in securities that are considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. An underlying fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund did not use such instruments.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

HIGH YIELD SECURITIES. Four underlying funds, the JPMorgan Core Plus Bond Fund, the JPMorgan Emerging Markets Debt Fund, the JPMorgan Emerging Markets Equity Fund and the JPMorgan High Yield Bond Fund, invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities significantly increased compared with prior periods.

CREDIT RISK. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the underlying funds. Such default could result in losses to the underlying funds and to the Fund. In addition, the credit quality of securities held by an underlying fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an underlying fund. Lower credit quality also may affect liquidity and make it difficult for the underlying fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates

29

can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the underlying funds that invest in these types of securities may have to reinvest in securities with lower yields. In addition, the underlying funds may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

INTERNATIONAL FUNDS. Foreign securities are subject to special risks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transaction costs and delayed settlements of transactions. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Additionally, there may be less public information available about foreign issuers. Since the underlying funds may invest in securities denominated in foreign currencies, changes in exchange rates also may affect the value of the underlying funds.

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in emerging markets. These countries have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities in more developed countries.

SMALLER COMPANIES. Investments by underlying funds in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of large companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their debt securities and/or stock price. This may cause unexpected and frequent decreases in the value of underlying funds investing in small companies, and may affect your investment in the Funds.

STRATEGY RISK. The main investment strategy of two of the underlying funds, the Market Neutral Fund and the Multi-Cap Market Neutral Fund, is to invest in common stocks considered to be attractive and to short sell stocks considered to be unattractive. This strategy may fail to produce the intended results. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other factors. The strategy used by the Market Neutral Fund and the Multi-Cap Market Neutral Fund involves complex securities transactions that involve risks different than direct equity investments. The use of short sales may result in the Market Neutral Fund and the Multi-Cap Market Neutral Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such short sales.

SECURITIES OF REAL ESTATE COMPANIES. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in industries in the real estate sector. Although these underlying funds do not invest in real estate directly, they are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these underlying funds is

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closely tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. The underlying funds’ investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The underlying funds’ investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the underlying funds invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT RISK. Some of the underlying funds invest in real estate investment trusts (REITS). In addition to the risks facing real estate securities, the underlying funds’ investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

INTEREST RATE RISK. In connection with the fixed income strategy, some of the underlying funds invest in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of these underlying funds’ investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the underlying funds’ investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

GOVERNMENT SECURITIES RISK. Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contract, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

NON-DIVERSIFIED. Certain of the underlying funds are non-diversified and they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the underlying funds’ shares being more sensitive to the economic results of those issuing the securities.

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TAX AWARE STRATEGIES. The investment strategy of one of the underlying funds, the JPMorgan Tax Aware Disciplined Equity Fund, is to minimize shareholders’ tax liability in connection with the underlying fund’s distribution of realized capital gains and to minimize distributions that are taxed as ordinary income and that are not qualified dividend income. The underlying fund’s tax aware strategies may reduce taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

EXPENSES OF UNDERLYING FUNDS. The percentage of each Investor Fund’s assets that will be allocated to each of the underlying funds may be changed from time to time by Banc One Investment Advisors within the parameters set forth in this prospectus. To the extent that the allocations among the underlying funds is changed, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Funds may increase or decrease.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix B and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

•	Directly from the Funds through the Distributor.

Who can buy Select Shares?

Select Shares may be purchased by:

•	Institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase. Accounts may be opened with the Funds’ transfer agent, either directly or through a Financial Intermediary.

•	If you have questions about eligibility, please call 1-800-480-4111.

•	Each Fund may also issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A person who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

When can I buy shares?

•	Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase requests accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•	If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

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•	If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate

34

individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders to accept the order or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

•	Shares are sold at net asset value per share (NAV).

•	NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The NAV of the Fund is calculated based on the reported NAV of the various underlying funds in which the Funds invest. The market value of an underlying fund’s investments is determined primarily on the basis of readily available market quotations for the underlying fund’s portfolio securities. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may

35

be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

•	A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV per share will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

1.	Read the prospectus carefully, and select the fund or funds most appropriate for you.

2.	Decide how much you want to invest.

•	Select Shares are subject to a $1,000,000 minimum investment requirement per Fund. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

•	Select Share accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

•	Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

•	For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

3.	When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

•	We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we

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cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

•	Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

4.	Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES

P. O. BOX 8528

BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The specific Fund in which you are investing.

•	If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-SELECT)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

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5.	If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-SELECT)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

What are my exchange privileges?

•	Select Shares of a Fund may be exchanged for Select Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

•	All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

•	Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET.

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•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

•	You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No.

•	However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares”.

•	Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•	Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

•	A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

1.	You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

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2.	You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

3.	We will need the names of the registered shareholders and your account number and other information before we can sell your shares

4.	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

•	On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

•	Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

What will my shares be worth?

•	If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•	Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

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You may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

SHAREHOLDER SERVICING FEES

JP Morgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain shareholder services and other related services to the Funds. For performing these services, JPMDS, as shareholder servicing agent, will receive an annual fee of 0.25% of the average daily net assets of the Select Shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in the shares issued by the underlying funds instead of cash. If payment is made in securities, the Fund will use the valuations of the underlying fund shares issued by those funds in computing the value of the redemption. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•	Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?.”

•	The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Funds generally declare dividends on the last business day of each quarter. The Investor Conservative Growth Fund, however, generally declares dividends on the last business day of each month. Dividends are distributed on the first business day of the next month after they are declared. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

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TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The JPMorgan Investor Conservative Growth Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions to you. See “Additional Tax Information Concerning the Funds of Funds” in the Statement of Additional Information.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as

43

described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

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PORTFOLIO HOLDINGS DISCLOSURE

No sooner than ten days after the end of each month, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Banc One Investment Advisors Corporation (the Adviser) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                             . Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $     billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Investor Conservative Growth Fund	.05
JPMorgan Investor Balanced Fund	.05
JPMorgan Investor Growth & Income Fund	.05
JPMorgan Investor Growth Fund	.01

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES — REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries

46

who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase, such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

THE FUND MANAGERS

No single person is responsible for managing the assets of the Funds. Rather, investment decisions for the Funds are made by a committee. Banc One Investment Advisors serves as the adviser to the underlying mutual funds, for which it receives a fee.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio Managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional’s performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

•	Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

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•	Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of an investment professional’s total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

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Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege,

50

among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide

51

services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Investor Conservative Growth Fund	SELECT	0.23%
JPMorgan Investor Balanced Fund	SELECT	0.21%
JPMorgan Investor Growth & Income Fund	SELECT	0.23%
JPMorgan Investor Growth Fund	SELECT	0.25%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses (exclusive of the Fund’s pro rata portion of the fees and expenses of the underlying funds in which it invests) remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

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“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND	SELECT CLASS
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005
October 31, 2006
October 31, 2007
October 31, 2008
October 31, 2009
October 31, 2010
October 31, 2011
October 31, 2012
October 31, 2013
October 31, 2014
October 31, 2015

JPMORGAN INVESTOR BALANCED FUND	SELECT CLASS
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005
October 31, 2006
October 31, 2007
October 31, 2008
October 31, 2009
October 31, 2010
October 31, 2011
October 31, 2012
October 31, 2013
October 31, 2014
October 31, 2015

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JPMORGAN INVESTOR GROWTH & INCOME FUND	SELECT CLASS
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005
October 31, 2006
October 31, 2007
October 31, 2008
October 31, 2009
October 31, 2010
October 31, 2011
October 31, 2012
October 31, 2013
October 31, 2014
October 31, 2015

JPMORGAN INVESTOR GROWTH FUND	SELECT CLASS
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005
October 31, 2006
October 31, 2007
October 31, 2008
October 31, 2009
October 31, 2010
October 31, 2011
October 31, 2012
October 31, 2013
October 31, 2014
October 31, 2015

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Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

INVESTOR CONSERVATIVE GROWTH FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.37	$10.15	$10.71	$11.09	$11.20
Investment Activities:
Net investment income (loss)	0.32	0.38	0.43	0.52	0.52
Net realized and unrealized gains (losses) from investments	0.39	0.22	(0.52)	(0.11)	(0.03)
Total from Investment Activities	0.71	0.60	(0.09)	0.41	0.49
Distributions:
Net investment income	(0.32)	(0.38)	(0.43)	(0.52)	(0.52)
Net realized gains (losses) on investments	–	–	(0.04)	(0.27)	(0.08)
Total Distributions	(0.32)	(0.38)	(0.47)	(0.79)	(0.60)
NET ASSET VALUE, END OF PERIOD	$10.76	$10.37	$10.15	$10.71	$11.09
Total Return	6.90%	6.11%	(0.89)%	3.73%	4.52%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$67,026	$57,536	$57,251	$58,396	$52,294
Ratio of expenses to average net assets	0.23%	0.24%	0.23%	0.20%	0.20%
Ratio of net investment income to average net assets	2.99%	3.78%	4.13%	4.71%	4.66%
Ratio of expenses to average net assets*	0.23%	0.24%	0.23%	0.22%	0.30%
Portfolio turnover(A)	7.48%	11.05%	9.21%	7.82%	23.76%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

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INVESTOR BALANCED FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.63	$10.48	$11.44	$12.52	$12.24
Investment Activities:
Net investment income (loss)	0.26	0.30	0.40	0.46	0.53
Net realized and unrealized gains (losses) from investments	0.94	0.15	(0.95)	(0.53)	0.27
Total from Investment Activities	1.20	0.45	(0.55)	(0.07)	0.80
Distributions:
Net investment income	(0.26)	(0.30)	(0.37)	(0.46)	(0.49)
Net realized gains	–	–	(0.04)	(0.55)	(0.03)
Total Distributions	(0.26)	(0.30)	(0.41)	(1.01)	(0.52)
NET ASSET VALUE, END OF PERIOD	$11.57	$10.63	$10.48	$11.44	$12.52
Total Return	11.40%	4.57%	(4.90)%	(0.70)%	6.69%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$67,083	$48,314	$45,136	$60,442	$56,229
Ratio of expenses to average net assets	0.21%	0.24%	0.22%	0.20%	0.20%
Ratio of net investment income to average net assets	2.43%	3.08%	3.37%	3.94%	4.10%
Ratio of expenses to average net assets*	0.21%	0.24%	0.23%	0.22%	0.27%
Portfolio turnover(A)	9.55%	20.93%	20.23%	7.13%	20.99%

INVESTOR GROWTH & INCOME FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.71	$10.73	$12.21	$13.84	$13.29
Investment Activities:
Net investment income (loss)	0.18	0.20	0.27	0.42	0.43
Net realized and unrealized gains (losses) from investments	1.52	(0.02)	(1.39)	(0.86)	0.63
Total from Investment Activities	1.70	0.18	(1.12)	(0.44)	1.06
Distributions:
Net investment income	(0.18)	(0.20)	(0.27)	(0.40)	(0.42)
Net realized gains (losses) on investments	–	–	(0.09)	(0.79)	(0.09)
Total Distributions	(0.18)	(0.20)	(0.36)	(1.19)	(0.51)
NET ASSET VALUE, END OF PERIOD	$12.23	$10.71	$10.73	$12.21	$13.84
Total Return	15.98%	1.87%	(9.23)%	(3.51)%	8.10%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$211,071	$173,085	$176,206	$160,441	$207,040
Ratio of expenses to average net assets	0.23%	0.25%	0.23%	0.20%	0.20%
Ratio of net investment income to average net assets	1.59%	2.00%	2.35%	3.18%	3.14%
Ratio of expenses to average net assets*	0.23%	0.25%	0.23%	0.24%	0.28%
Portfolio turnover(A)	11.55%	23.09%	24.96%	6.15%	21.50%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

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INVESTOR GROWTH FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$10.89	$11.11	$13.06	$15.33	$14.39
Investment Activities:
Net investment income (loss)	0.08	0.08	0.16	0.32	0.40
Net realized and unrealized gains (losses) from investments	2.13	(0.23)	(1.83)	(1.15)	1.04
Total from Investment Activities	2.21	(0.15)	(1.67)	(0.83)	1.44
Distributions:
Net investment income	–	(0.06)	(0.12)	(0.25)	(0.34)
Net realized gains	–	–	(0.16)	(1.19)	(0.16)
Return of capital	(0.02)	(0.01)	–	–	–
Total Distributions	(0.02)	(0.07)	(0.28)	(1.44)	(0.50)
NET ASSET VALUE, END OF PERIOD	$13.08	$10.89	$11.11	$13.06	$15.33
Total Return	20.30%	(1.26)%	(12.93)%	(6.02)%	10.17%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$35,731	$30,993	$35,237	$53,171	$73,483
Ratio of expenses to average net assets	0.25%	0.25%	0.23%	0.20%	0.20%
Ratio of net investment income to average net assets	0.61%	0.85%	1.35%	2.38%	2.77%
Ratio of expenses to average net assets*	0.32%	0.35%	0.31%	0.27%	0.32%
Portfolio turnover(A)	13.53%	15.96%	29.37%	7.43%	28.66%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

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Appendix A

The following is a brief description of the principal investment policies of each of the underlying funds.

JPMorgan Cash Reserves Money Market Fund

JPMorgan Cash Reserves Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Core Bond Fund

JPMorgan Core Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate-and long-term debt securities. The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JPMorgan Core Plus Bond Fund

JPMorgan Core Plus Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Investment Advisors). In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e., high yield or junk bonds.) The Fund may not invest more than 30% of its total assets in such high yield securities. The Fund also invests in mortgage-backed and asset-backed securities, and certain obligations and securities of foreign issuers. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. Banc One Investment Advisors has retained Banc One High Yield Partners as the sub-advisor with respect to the high yield portion of the Fund. Banc One High Yield

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Partners focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Debt Fund seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its assets in emerging market debt investments. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade sometimes called junk bonds (or the unrated equivalent). The Fund may use derivatives as substitutes for securities in which it can invest. In managing the Fund, JPMIM analyzes both global and country specific factors to determine the ability of an emerging country or investment to pay its debts. The main solvency factors that JPMIM focuses on to determine the long-term fundamentals of each country in which the Fund invests are its fiscal and monetary policy, macro and microeconomic environment and sociopolitical climate. Once these factors are analyzed, the portfolio construction process focuses on overall country exposure based upon the solvency factors and valuations available in the market, exposure to common global economic factors and security selection relative to the Fund’s benchmark. JPMIM uses security selection to manage the portfolio’s credit quality, yield and duration exposure. JPMIM relies on the insights of different specialists, including macroeconomists, quantitative researchers and dedicated fixed income traders to make buy and sell decisions according to the Fund’s objective and strategy.

JPMorgan Government Bond Fund

JPMorgan Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (e.g., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction.

JPMorgan High Yield Bond Fund

JPMorgan High Yield Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below

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investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan participations. The Fund’s investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund’s sub-advisor, Banc One High Yield Partners, focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund’s investments.

JPMorgan Intermediate Bond Fund

JPMorgan Intermediate Bond Fund seeks current income consistent with the preservation of capital through investments in high- and medium-grade fixed-income securities with intermediate maturities. The Fund mainly invests in investment grade debt securities of all types (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JPMorgan Short Duration Bond Fund

JPMorgan Short Duration Bond Fund seeks current income consistent with preservation of capital through investment in high-and medium-grade fixed income securities. The Fund mainly invests in investment grade debt securities (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality) with short to intermediate remaining maturities. These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JPMorgan Ultra Short Term Bond Fund

JPMorgan Ultra Short Term Bond Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities. The Fund mainly invests in all types of investment grade debt securities (or unrated securities which Banc One Investment Advisors determines to be of comparable quality), including mortgage-backed securities, asset-backed securities and money market instruments. As part of its main investment strategy, the Fund invests in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured

60

by mortgages with periodic interest rate resets. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction.

JPMorgan Capital Growth Fund

JPMorgan Capital Growth Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks. The Fund may also invest in exchange-traded funds, derivatives, mortgage-related securities and dollar-rolls. In managing the Fund, JPMIM employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. JPMIM uses a “bottom-up” approach to construct the Fund’s portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subject to rigorous financial analysis and a disciplined approach to valuation.

JPMorgan Diversified Equity Fund

JPMorgan Diversified Equity Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income. The Fund invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies as well as blended companies which have both value and growth characteristics.

JPMorgan Diversified International Fund

JPMorgan Diversified International Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers. The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America. The Fund also will invest in other regions and countries that present attractive investment opportunities, including developing countries. In selecting a country for investment, Banc One Investment Advisors analyzes global economic, political and market conditions. In selecting individual securities, Banc One Investment Advisors emphasizes core holdings that are diversified by region, country, sector, capitalization and investment styles. Securities also are selected based upon such characteristics as relative price-to-earnings, dividend yield, and price momentum.

JPMorgan Diversified Mid Cap Fund

JPMorgan Diversified Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The

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Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Index at the time of investment. The Fund looks for companies of this size with strong potential, attractive valuation, growing market share and a sustainable competitive advantage. In choosing mid cap securities, the Fund invests in both value- and growth-oriented companies.

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies with market capitalizations similar to those within the universe of the Russell Mid Cap Growth Index at the time of investment. Typically, the Fund acquires shares of companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Dividend return is not a primary factor in security selection. The Fund also invests in smaller companies in emerging growth industries.

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Diversified Mid Cap Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. The Fund invests mainly in equity securities mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Value Index at the time of investment. In choosing investments, the Fund considers the issuer’s soundness and earnings prospects on a long-term basis. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. Banc One Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flow. Stocks are sold based on price considerations or when other stocks present better opportunities.

JPMorgan Dividend Income Fund

JPMorgan Dividend Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. The Fund attempts to keep its dividend yield above the Standard & Poor’s 500 Composite Price Index (S&P 500 Index)1 by investing in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. As part of its main investment strategy, the Fund may invest in convertible bonds and REITs. Because yield is the

62

1 “S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

main consideration is selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and are, therefore selling below what Banc One Investment Advisors believes to be their long-term investment value.

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Fund seeks to provide high total return from a portfolio of equity securities of emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its assets in equity securities of emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most countries of western Europe. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities of the above countries. The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MCSI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund’s benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark. The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund may also invest in debt securities, high yield debt securities, mortgage-related securities, dollar rolls and shares of other investment companies.

JPMorgan Equity Index Fund

JPMorgan Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.1 The Fund invests mainly in stocks included in the S&P 500 Index. The Fund also may invest in stock index futures and other equity derivatives. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s future expenses.

1 “S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan International Equity Index Fund

JPMorgan International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International Europe, Australasia, Far East Gross Domestic Product Index (MSCI EAFE GDP Index).1 The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund may also invest in stock index futures. Banc One Investment Advisors attempts to track the performance of the MSCI EAFE GDP Index to

1 “MSCI EAFE GDP Index” is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

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achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund’s expenses. As part of its investment strategy, the Fund may invest in securities of emerging international markets such as Mexico, Chile and Brazil. Banc One Investment Advisors selects securities of emerging markets that are included in the Morgan Stanley Emerging Market Free Index based on size, risk and ease of investing in the country’s market (e.g. reasonable settlement procedures). Most of the Fund’s assets will be denominated in foreign currencies.

JPMorgan Intrepid America Fund

JPMorgan Intrepid America Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large- and mid capitalization companies. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when JPMIM believes such companies offer attractive opportunities. The Fund invests in a broad portfolio of common stocks that JPMIM believes have strong earnings growth potential and/or are undervalued. The Fund combines a “growth” style strategy, which focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term time horizon with a “value” style strategy, which focuses on identifying securities that have a market price below what JPMIM believes they are worth, taking into consideration, but not limited to, such items as price-to-earnings ratios, the long-term potential to increase in value and other characteristics consistent with value investing. JPMIM applies an active equity management style to identify growth-oriented companies with earnings momentum, earnings growth potential, price momentum and other characteristics consistent with growth investing and value-oriented companies with relatively low price-to-earnings ratios and other characteristics consistent with value investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000 Index. The Fund will sell a stock if JPMIM determines that the issuer no longer meets the criteria listed above or if it believes that more attractive opportunities are available. Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to purchase common stocks. The Fund may also invest in shares of exchange-traded funds, derivatives, mortgage-related securities and dollar rolls.

JPMorgan Intrepid Contrarian Fund

JPMorgan Intrepid Contrarian Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large- and mid capitalization companies. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when JPMIM believes such companies offer attractive opportunities. The Fund invests in a broad portfolio of common stocks of companies that JPMIM believes are trading at a price

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significantly below what JPMIM believes they are worth relative to companies in their sectors but have earnings growth potential, improving business fundamentals and other indicators which may provide the opportunity for increased value. JPMIM applies an active equity management style to identify undervalued companies, significant earnings growth potential and overall financial strength. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 3000® Index. JPMIM will try to identify companies which are determined to be significantly undervalued which meet these criteria according to JPMIM’s proprietary research, while underweighting or avoiding those that do not. Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to purchase common stocks. The Fund may also invest in shares of exchange-traded funds, derivatives, mortgage-related securities and dollar rolls.

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Growth Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large- and mid- capitalization companies. The Fund generally defines large-capitalization as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when JPMIM believes such companies offer attractive opportunities. The Fund invests in a broad portfolio of common stocks that JPMIM believes have strong earnings growth potential. A “growth” style strategy focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term time horizon. JPMIM applies an active equity management style to identify growth-oriented companies with earnings momentum, earnings growth potential, price momentum and other characteristics consistent with growth investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000 Growth Index. The Fund will sell a stock if JPMIM determines that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available. Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to purchase common stock. The Fund may also invest in shares of exchange-traded funds, derivatives, mortgage-related securities and dollar rolls.

JPMorgan Intrepid Value Fund

JPMorgan Intrepid Value Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large- and mid capitalization companies. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when JPMIM believes

65

such companies offer attractive opportunities. The Fund invests in a broad portfolio of common stocks that JPMIM believes are undervalued. A “value” style strategy focuses on identifying securities that have a market price below what JPMIM believes they are worth, taking into consideration, but not limited to, such items as price-to-earnings ratios, the long-term potential to increase in value and other characteristics consistent with value investing. JPMIM applies an active equity management style to identify value-oriented companies with relatively low price-to-earnings ratios and other characteristics consistent with the value investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000 Value Index. JPMIM will try to identify companies which are determined to be undervalued according to JPMIM’s proprietary research, while underweighting or avoiding those that appear overvalued. Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to purchase common stocks. The Fund may also invest in shares of exchange-traded funds, derivatives, mortgage-related securities and dollar rolls.

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. The Fund invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Fund invests in companies with a history of above-average growth or companies expected to enter periods of above-average growth. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-sales and price-to-cash flows as compared to their peers and their expected and historic growth rates. Stocks are sold based upon price considerations or when deteriorating fundamentals are expected to be long-term in nature.

JPMorgan Large Cap Value Fund

JPMorgan Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. The Fund invests mainly in equity securities of large companies with market capitalizations in excess of $4 billion at the time of investment. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. The Fund also may invest in the stock of companies which have “breakup values” well in excess of current market values or which have uniquely undervalued corporate assets. Banc One Investment Advisors also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flow. Stocks are sold based on price considerations or when other stocks present better opportunities.

JPMorgan Market Expansion Index Fund

JPMorgan Market Expansion Index Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded

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common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard and Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard and Poor’s MidCap 400 Index (S&P MidCap 400).1 The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indices. Because the Fund uses an enhanced index strategy, not all of the stocks in the indices are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweight when compared to the indices. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indices in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indices of at least 0.95, without taking into account the Fund’s expenses.

1 “S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Market Neutral Fund

JPMorgan Market Neutral Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor’s 500 (S&P 500) Indexes, in an effort to insulate the Fund’s performance from the effects of general stock market movements. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills. The Fund purchases securities that it believes are undervalued and sell securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors. In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns. The Fund may also invest in derivatives and mortgage-related securities. In managing the Fund, JPMIM employs a three-step process that combines research, valuation and stock selection. JPMIM takes an in-depth look at company prospects over a relatively long period — often as much as five years —  rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Equity Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap Index securities at the time of

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purchase. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to purchase common stocks. The Fund may also invest in REITs, shares of exchange-traded funds, derivatives, mortgage-related securities and dollar rolls. In managing the Fund, JPMIM uses an active equity management style focused on investing in mid-sized companies that are increasing their market share with strong earnings prospects. JPMIM emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or services and/or superior earnings per share compared to other mid-sized companies.

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Multi-Cap Market Neutral Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance. The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that Banc One Investment Advisors considers to be attractive and ‘short selling’ stocks that Banc One Investment Advisors considers to be unattractive. Banc One Investment Advisors considers a company’s fundamentals and valuation in determining whether a stock is attractive or unattractive and whether to invest in or short-sell a stock. The Fund uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels targeting both value- and growth-oriented domestic companies. The Fund intends to maintain approximately equal value exposure in its long and short positions in order to offset the effects on its performance resulting from general domestic stock market movements or sector swings. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market.

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Equity Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index Stocks at the time of purchase. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to purchase common stocks. The Fund may also invest in exchange-traded funds, derivatives, mortgage-related securities and dollar rolls. In managing the Fund, JPMIM utilizes a combination of disciplined portfolio construction and bottom-up stock selection. Disciplined portfolio construction includes maintaining sector weights in the Fund that are closely aligned with the sector weights of the benchmark index, the S&P SmallCap 600 Index. Bottom-up stock selection includes three key elements of analysis: fundamentals, valuation and investment timeliness. In the analysis of fundamentals, JPMIM focuses on companies with high-quality management, a leading or dominant position in a major product line, new or innovative product, services or processes, a strong financial position and relatively high rate of return on invested capital. JPMIM seeks companies with sustainable revenue growth, margin expansion and earnings growth. In valuation analysis, JPMIM focuses on several valuation metrics, including price-to-earnings versus expected earnings-per-share growth rate and enterprise value to earnings before interest, taxes, depreciation and amortization (EBITDA). In timeliness analysis,

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JPMIM utilizes technical indicators, such as relative price strength and trading volume characteristics, to control for risk and determine an appropriate time to buy. JPMIM combines growth and value investing. In determining whether to sell a stock, JPMIM will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

JPMorgan Small Cap Value Fund

JPMorgan Small Cap Value Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies. The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $3 billion at the time of investment These securities may include equity securities issued by real estate investment trusts (also known as REITs) and other real estate companies. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach.

Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value.

JPMorgan Small Company Growth Fund

JPMorgan Small Company Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. The Fund invests mainly in equity securities of small-capitalization companies. Generally, the Fund invests in small-cap companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. Typically, the Fund acquires shares of companies with a history of above-average growth, as well as companies expected to enter periods of above-average growth.

JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Disciplined Equity Fund seeks to provide high after tax total return from a portfolio of selected equity securities. Under normal circumstances, the Fund invests at least 80% of the value of its assets in equity securities. The Fund primarily invests in large- and medium-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the Standard & Poor’s 500 Index (S&P 500). The Fund does not look to underweight or overweight sectors relative to the S&P 500. Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may also invest in derivatives and mortgage-related securities. The Fund seeks to minimize shareholders’ tax liability in connection with

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the Fund’s distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income. In managing the Fund, JPMIM employs a three-step process that combines research, valuation and stock selection. JPMIM takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

JPMorgan U.S. Real Estate Fund

JPMorgan U.S. Real Estate Fund seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities. The Fund mainly invests in common stocks of real estate investment trusts (“REITs”) and other real estate companies. The Fund may also invest in other types of equity securities of real estate companies including rights, warrants, convertible securities and preferred stocks. The Fund does not invest in real estate directly. In selecting securities for the Fund, the sub-advisor focuses on three fundamental research disciplines that the sub-advisor believes play an important role in the pricing of real estate companies: (1) real estate research which focuses on understanding the market pressures and factors that affect rent growth, occupancy and development; (2) company analysis which focuses on analyzing real estate companies within the Fund’s defined universe of investments and modeling their cash flow potential; and (3) market strategy which focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in the covered universe of the companies, including consideration of the risks underlying the securities as well as the appetite for, and pricing risk of, risk in the broader equity and capital markets.

JPMorgan Value Opportunities Fund

JPMorgan Value Opportunities Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. JPMIM builds a portfolio that it believes has characteristics of undervalued securities. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to purchase common stocks. The Fund may also invest in shares of other investment companies, derivatives and mortgage-related securities. In managing the Fund, JPMIM employs a three-step process that combines research, valuation and stock selection. JPMIM takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near term expectations. This approach is designed to provide insight into a company’s real growth potential.

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Undiscovered Managers Behavioral Value Fund

Undiscovered Managers Behavioral Value Fund seeks to achieve capital appreciation by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have value characteristics. In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral studies by looking at companies that have price-to-earnings ratios below the median in their industry group or decreasing stock values on an absolute basis. Fuller & Thaler selects investments for the Fund based on factors such as recent under-performance of the company’s stock relative to the market, significant share purchases by company insiders or stock repurchase activity by the company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Undiscovered Managers Real Estate Fund

Undiscovered Managers Real Estate Fund seeks to achieve high total investment return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing substantially all of its assets and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of REITs, including REITs with relatively small market capitalization. The Fund invests in equity REITs and mortgage REITs. JPMIM manages the Fund utilizing a disciplined investment process that focuses on superior stock selection rather than sector or theme bets. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibits superior financial strength, operating returns and attractive growth prospects. The investment style of the Fund is growth at a reasonable price. The portfolio managers take an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the portfolio management team to determine the company’s normalized earnings and growth potential, from which they evaluate whether the company’s current price fully reflects its long-term value.

A more complete description of these underlying funds may be found in their prospectuses. For a free copy of an underlying fund’s prospectus, call 1-800-480-4111 and ask for the Prospectus offering Select Shares of the underlying fund.

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Appendix B

INVESTMENT PRACTICES

The underlying funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the underlying funds, as well as the risks inherent in their use. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
Cash Reserves Money Market Fund	1
Core Bond Fund	2
Core Plus Bond Fund	3
Emerging Markets Debt Fund	4
Government Bond Fund	5
High Yield Bond Fund	6
Intermediate Bond Fund	7
Short Duration Bond Fund	8
Ultra Short Term Bond Fund	9
Capital Growth Fund	10
Diversified Equity Fund	11
Diversified International Fund	12
Diversified Mid Cap Fund	13
Diversified Mid Cap Value Fund	14
Dividend Income Fund	15
Emerging Markets Equity Fund	16
Equity Index Fund	17
International Equity Index Fund	18
Intrepid America Fund	19
Intrepid Contrarian Fund	20
Intrepid Growth Fund	21
Intrepid Value Fund	22
Large Cap Growth Fund	23
Large Cap Value Fund	24
Market Expansion Index Fund	25
Market Neutral Fund	26
Mid Cap Equity Fund	27
Diversified Mid Cap Growth Fund	28
Multi-Cap Market Neutral Fund	29
Small Cap Equity Fund	30
Small Cap Value Fund	31
Small Company Growth Fund	32
Tax Aware Disciplined Equity Fund	33
U.S. Real Estate Fund	34
Value Opportunities Fund	35
Undiscovered Managers Behavioral Value Fund	36
Undiscovered Managers Real Estate Fund	37

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Instrument	Fund Code	Risk Type

Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	2,3,5-9	Prepayment Market Credit Regulatory
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1-4, 6-10, 12, 13, 16, 19-22, 26, 27, 30, 33	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1-4, 6-33	Credit Liquidity Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	2,3, 5-9, 11-15, 17,18, 23-25, 28, 31, 32	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-3, 6-18, 23-25, 28, 29, 31, 32, 34	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-4,6-16, 19-22, 26, 27, 30, 35	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	6, 10-35	Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	2-4, 6, 7, 9-35	Market Credit
Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	2-4,6-10, 16, 19-23, 26, 27, 30, 33	Market Credit
Currency Futures and Related Options: A Fund may engage in transactions in financial futures and related options, which are generally described below. A Fund will enter into these transactions in foreign currencies for hedging purposes only.	10, 12, 18-22, 27,30, 36, 37	Management Liquidity Credit Market Political Leverage Foreign Investment

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Instrument	Fund Code	Risk Type

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-3, 6-9	Market Liquidity Management
Exchange-Traded Funds: Ownership in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange-traded funds or ETFs include a wide range of investments such as iShares, Standard and Poor’s Depository Receipts (SPDRs), and NASDAQ 100’s. The Equity Index Fund invests only in SPDRs and other ETFs that track the S&P 500.	4, 10-28, 30-33	Market
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of 13 months.	1	Market Credit Liquidity
Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short — to long-term final maturities.	2,3, 5-9	Credit Prepayment Regulatory Market
Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts, Global Depositary Receipts, American Depositary Securities and European Depositary Receipts.	1-4, 6-8, 10, 16, 19-22, 26, 27, 30, 33, 35-37	Market Political Liquidity Foreign Investment
Forward Foreign Exchange Transactions: Contractual agreement to purchase or sell one specified currency for another currency at a specified future date and price. A Fund will enter into forward foreign exchange transactions for hedging purposes only.	12,18,36,37	Management Liquidity Credit Market Political Leverage Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	2-37	Management Market Credit Liquidity Leverage

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Instrument	Fund Code	Risk Type

Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	2, 3, 5-9	Market Leverage Credit
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. The Government Bond Fund will purchase only shares of investment companies which invest exclusively in U.S. Treasury and other agency obligations. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-37	Market
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments of less developed countries (LDCs).	2-3, 6-9	Credit Political Foreign Investment Market Liquidity
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1-3, 5-10, 12, 13, 16, 19-22 26, 27, 30, 31, 33	Prepayment Market Credit Regulatory Leverage
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	2-3, 5-10, 12, 13, 16, 19-22, 27, 30, 31, 33	Prepayment Market Regulatory Leverage
Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities and single family revenue bonds.	1-4, 6-9, 16, 27, 33	Market Credit Political Tax Regulatory

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Instrument	Fund Code	Risk Type

New Financial Products: New options and futures contracts, and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	2, 3, 5-9, 11-15, 17, 18, 23-25, 28, 31, 32, 34	Management Credit Market Liquidity
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	2, 3, 6-9, 12, 13, 16, 18, 27, 31	Credit Foreign Investment
Participation Interests: Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.	1	Credit Tax
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	2, 3, 6-8, 11-15, 17, 18, 23-25, 28, 31, 32, 34	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.	2, 3, 6-8, 10-15, 17-25, 27-32, 34	Liquidity Management Market Prepayment Tax
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-37	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-4, 6-29, 31, 32, 34	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-33, 35	Market Leverage

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Instrument	Fund Code	Risk Type

Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities and/or letters of credit as collateral.	1-3, 5-9, 11-15, 17, 18, 23-25, 28, 31, 32, 34	Credit Market Leverage
Short-term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1-3, 6-9	Credit Liquidity Market
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage-backed obligations. These include IOs and POs.	2, 3, 5-10, 16, 26, 27, 30, 33	Prepayment Market Credit Regulatory
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	2, 3, 5-15, 18-24, 27, 28, 30-32	Market Management Liquidity Credit Foreign Investment
Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	2, 3, 5-28, 30-33	Market Management Credit Liquidity
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1,3, 5-9, 11-15, 17, 18, 23-25, 28, 29, 31, 32, 34	Liquidity Credit
Treasury Receipts: TRs, TIGRs and CATS.	1-3, 6-8, 11-15, 17, 18, 23-25, 28, 29, 31, 32, 34	Market

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Instrument	Fund Code	Risk Type

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac including funding notes and subordinated benchmark notes.	1-37	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS, and CUBES.	1-37	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1-37	Market Credit Liquidity
Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3, 4, 6, 10-13, 17-27, 29, 30-33, 35	Market Credit
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-3, 5-28, 30-33, 35-37	Market Leverage Liquidity Credit
Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	2-9, 12, 13, 19-22, 26, 33	Credit Market Zero Coupon
Zero-Fixed-Coupon Debt Securities: Zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.	2,3,5-9	Credit Market Zero Coupon

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INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the underlying funds may fluctuate, as will the value of the Fund’s investments in the underlying funds. Ultimately, the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

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•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

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•	Zero Coupon Risk. The risk associated with changes in interest rates. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. This risk is similar to Credit Risk, which is described above.

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Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•	Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

•	Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•	Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, on our website, or through other means;

•	Information we receive from you through transactions, correspondence and other communications with us; and

•	Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http:// www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-I-125 (2/05)

EQUITY FUND

Prospectus

JPMorgan Equity Fund

February 19, 2005

Institutional Class Shares

JPMorgan Small Company Growth Fund

For Institutional Clients

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Small Company Growth Fund
(formerly One Group® Small Cap Growth Fund)

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

What are the Fund’s main investment strategies?

The Fund invests mainly in equity securities of small-capitalization companies. Generally, the Fund invests in small-cap companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. Typically, the Fund acquires shares of companies with a history of above-average growth, as well as companies expected to enter periods of above-average growth. For more information about the Small Company Growth Fund’s investment strategies, please read “More About the Fund” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Initial public offerings (IPOs) and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by Banc One Investment Advisors regardless of movements in the securities markets.

Smaller Companies. The Fund’s primary investment strategy is to invest in smaller, growth companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND SUMMARY

Small Company Growth Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1  —Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	As of the date of this prospectus, the Institutional Class Shares had not commenced operations. The performance data shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and expenses between the classes. Class A Shares of the Fund are not offered in this prospectus. Institutional Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the Fund on March 26, 1996. Historical performance shown for Select Shares prior to their inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.

Best Quarter:	21.57%	3Q1997	Worst Quarter:	-22.13%	3Q1998

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FUND SUMMARY

Small Company Growth Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	inception date of class	1 year	5 years	10 years	performance since 7/1/91
Select	3/26/96
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell 2000 Growth Index[2] (no deduction for fees, expenses or taxes)
S&P SmallCap 600 Index[3] (no deduction for fees, expenses or taxes)

[1]	As of the date of this prospectus, the Institutional Class Shares had not commenced operations. The performance data shown is that of the Select Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and expenses between the classes. Class A Shares of the Fund are not offered in this prospectus. Institutional Class and Select Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the Fund on March 26, 1996. Historical performance shown for Select Class prior to its inception is based on the performance of Select Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes.
[2]	The Russell 2000 Growth Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Small Company Growth Fund has changed from the S&P SmallCap 600 Index to the Russell 2000 Growth Index in order to better represent the investment policies for comparison purposes.
[3]	The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

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FUND SUMMARY

Small Company Growth Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Institutional Class
Investment Advisory Fees	.65%
Shareholder Servicing Fee	.10%
Other Expenses[1]	.19%
Total Annual Fund Operating Expenses	.94%
Fee Waiver and/or Expense Reimbursement[2]	(.09)%
Net Expenses	.85%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .85% of the average daily net assets of the Institutional Class Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

Institutional Class
1 Year[1]	$87
3 Years	284
5 Years	505
10 Years	1,140

[1]	Without contractual fee waivers, 1 Year expenses would be $96.

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More About the Fund

The Fund described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Fund and Banc One Investment Advisors, please read “Management of the Fund” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The principal investment strategies that are used to meet the Fund’s investment objective also are described in “Fund Summary: Investments, Risk & Performance” in the front of this prospectus. They also are described below. There can be no assurance that the Fund will achieve its investment objective. Please note that the Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

FUNDAMENTAL POLICIES

The Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

The Fund mainly invests in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies with market capitalizations ranging from $100 million to $3 billion at the time of investment. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund’s investment objective.

•	Under normal circumstances, at least 80% of the Fund’s assets will be invested in the securities of small-capitalization companies. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The Fund may invest up to 25% of its net assets in foreign securities, including American Depositary Receipts.

•	The Fund also may invest up to 20% of its assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Fund may use these strategies, the Fund’s main investment strategy is to invest in equity securities of small-capitalization companies.

INVESTMENT RISKS

The main risks associated with investing in the Fund are described below and in “Fund Summary: Investments, Risk & Performance” at the front of this prospectus.

DERIVATIVES. The Fund may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. The Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse

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economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the Fund, to the extent that it may invest in foreign securities, is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

EUROPE. Europe includes countries with highly-developed markets as well as countries with emerging markets. Many developed countries in Western Europe are members of the European Union and the European Monetary Union which require compliance with stringent fiscal and monetary controls. The markets of Eastern European countries continue to remain relatively undeveloped and are sensitive to political and economic developments.

ASIA. Asia includes countries in all stages of economic development from the highly developed market economy of Japan to the emerging market economy of the People’s Republic of China. Generally, Asian economies face over-extension of credit, currency devaluation, rising unemployment, decreased exports and economic recessions. Currency devaluation in any one country may have a negative effect on the entire region. The markets in each Asian country suffered significant downturns and volatility in recent years. Although the Asian markets are recovering, continued volatility may persist.

LATIN AMERICA. Latin American countries are considered to be emerging market economies that are marked by high interest rates, inflation and unemployment. Currency devaluation in any one country may have an adverse effect on the entire region. The markets in many Latin American countries have experienced significant downturns as well as significant volatility in recent years. Although the Latin American market appears to be recovering, continued volatility may persist. A small number of companies and industries, including the telecommunications sector, represent a large portion of the market in many Latin American countries.

For more information about risks associated with the types of investments that the Fund purchases, please read “Fund Summary: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

To respond to unusual market conditions, the Fund may invest its assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objective. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

The Fund may invest up to 100% of its total assets in cash and cash equivalents.

PORTFOLIO TURNOVER

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you. The portfolio turnover rate for the Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

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How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisers, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

•	Directly from the Fund through the Distributor.

Who can buy Institutional Class Shares?

Institutional Class Shares may be purchased by:

•	Institutional investors such as corporations, pension and profit sharing plans, foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase. Accounts may be opened with the Funds’ transfer agent either directly or through a Financial Intermediary.

•	If you have questions about eligibility, please call 1-800-480-4111.

•	The Fund may also issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

When can I buy shares?

•	Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase requests accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. Please see “How do I open an account?” for more details.

•	If you purchase through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

•	On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

•	If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

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•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term, Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund. JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

•	Shares are sold at net asset value per share (NAV).

•	NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

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•	The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?

1.	Read the prospectus carefully.

2.	Decide how much you want to invest.

•	Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

•	Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

•	For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

3.	When you are making an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

•	We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

•	Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

4.	Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The Fund.

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•	If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and to authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
YOUR FUND NUMBER & ACCOUNT NUMBER
(EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
(EX: XYZ CORPORATION)

5.	If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds Services” to the following wire address:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
YOUR FUND NUMBER & ACCOUNT NUMBER
(EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
(EX: XYZ CORPORATION)

•	The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

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•	You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

What are my exchange privileges?

•	Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

•	All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

•	Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET.

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally:

•	An exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

•	An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

•	You should talk to your tax advisor before making an exchange.

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Are there limits on exchanges?

No.

•	However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

•	Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

•	Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

•	A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption requests.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

1.	You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

2.	You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information. We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

3.	We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

4.	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

•	On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

•	Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

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What will my shares be worth?

•	If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive that day’s NAV calculated after your redemption order is accepted.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•	Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

•	The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•	You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

SHAREHOLDER SERVICING FEES

JPMorgan Funds, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain shareholder services and other related services to the Fund. For performing these services, JPMDS as shareholder servicing agent, will receive an annual fee of 0.25% of the average daily net assets of the Institutional Shares of the Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

Additional Information Regarding Redemptions

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•	Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of the prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares - How do I open an account?.”

•	The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchase and Redemption Information” in the Statement of Additional Information for more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

VOTING RIGHTS

The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, vote separately on matters relating solely to the Fund or class, or which affect the Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Fund generally declares dividends on the last business day of each quarter. Dividends for the Fund are distributed on the first business day of the next month after they are declared. Capital gains, if any, for the Fund are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive a portion of the price back as a taxable dividend or distribution.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Fund as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by

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how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Foreign Investments

The Fund’s investments in foreign securities may be subject to foreign withholding. In that case, the yield on those securities would be reduced. You may, however, be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Taxation of Retirement Plans

Distributions by the Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders. For additional information on the potential tax consequences of investing in the Fund, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund

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reasonably believes that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to Banc One Investment Advisors. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund’s website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund’s top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund’s website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

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Management of the Fund

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Banc One Investment Advisors Corporation (the Adviser) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                     . Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $       billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Fund. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Banc One Investment Advisors is paid an advisory fee at the annual rate of 0.65% of the average daily net assets of the Fund.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES — REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Fund’s Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Fund. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Fund, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Fund’s Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Fund’s Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

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THE FUND MANAGER

The Fund is managed by a portfolio manager teamed with growth style analysts. The team meets regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.

JPMorgan Small Company Growth Fund. Eytan Shapiro is the portfolio manager for the JPMorgan Small Company Growth Fund. Mr. Shapiro joined Banc One Investment Advisors in July 2004. In addition to his position at Banc One Investment Advisors, Mr. Shapiro is a vice president of J.P. Morgan Investment Management Inc. (JPMIM) and a research analyst for the JPMIM Small Cap Team. Mr. Shapiro has worked for JPMIM or one of its affiliates since 1985. Prior to joining JPMIM, Mr. Shapiro worked as an investment analyst, where he was responsible for the UK building and construction sectors for Philips & Drew in London.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

The Fund Manager and research analysts described in this prospectus participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional’s performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

•	Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

•	Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of an investment professional’s total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage. A list of the Fund holdings for the Fund’s portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding

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sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Fund offered in this prospectus is not subject to a Reduced Rate.

		Net Expense Ratio		Gross Expense Ratio
Fund	Class	As of November 1, 2004	As of February 19, 2005	As of February 19, 2005
JPMorgan Small Company Growth Fund	Institutional	0.85%	0.85%	0.94%

A Fund’s annual return is reduced by its fees and expenses for that year. The example below is intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The example assumes the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

20

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMorgan Small Company Growth Fund

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$87	5.00%	4.15%	4.15%
October 31, 2006	$90	10.25%	8.47%	4.15%
October 31, 2007	$104	15.76%	12.88%	4.06%
October 31, 2008	$108	21.55%	17.46%	4.06%
October 31, 2009	$113	27.63%	22.23%	4.06%
October 31, 2010	$117	34.01%	27.19%	4.06%
October 31, 2011	$122	40.71%	32.35%	4.06%
October 31, 2012	$127	47.75%	37.73%	4.06%
October 31, 2013	$132	55.13%	43.32%	4.06%
October 31, 2014	$137	62.89%	49.14%	4.06%
October 31, 2015	$143	71.03%	55.19%	4.06%

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Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund’s performance for the last five years or the period of the Fund’s operations, whichever is shorter. Because the Fund’s Institutional Class Shares had not yet commenced operations as of the date of this prospectus, the financial highlights shown are for the Fund’s Select Shares, which are not offered in this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

SMALL COMPANY GROWTH FUND

SELECT

	Year Ended June 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$8.87	$9.23	$10.47	$12.97	$10.62

Investment Activities:
Net investment income (loss)	(.05)	(0.03)	(0.05)	(0.06)	(0.03)
Net realized and unrealized gains (losses) from investments	3.09	(0.33)	(1.19)	(1.05)	3.26

Total from Investment Activities	3.04	(0.36)	(1.24)	(1.11)	3.23

Distributions:
Net realized gains	—	—	—	(1.39)	(0.88)

NET ASSET VALUE, END OF PERIOD	$11.91	$8.87	$9.23	$10.47	$12.97

Total Return	34.27%	(3.90)%	(11.84)%	(9.00)%	32.26%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$643,958	$447,634	$376,910	$274,544	$253,626
Ratio of expenses to average net assets	0.99%	1.03%	1.05%	1.04%	1.05%
Ratio of net investment income to average net assets	(0.47)%	(0.45)%	(0.65)%	(0.59)%	(0.23)%
Ratio of expenses to average net assets*	0.99%	1.04%	1.06%	1.05%	1.06%
Portfolio turnover(A)	62.46%	94.54%	119.33%	157.71%	163.03%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(A)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

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Appendix A

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

Instrument	Risk Type
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	Credit Liquidity Market

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Management Liquidity Credit Market Leverage

Certificates of Deposit: Negotiable instruments with a stated maturity.	Market Credit Liquidity

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Liquidity Market

Common Stock: Shares of ownership of a company.	Market

Convertible Securities: Bonds or preferred stock that can convert to common stock.	Market Credit

Exchange-Traded Funds: Ownership in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange-traded funds or ETFs include a wide range of investments such as iShares, Standard and Poor’s Depository Receipts (SPDRs), and NASDAQ 100’s. The Equity Index Fund invests only in SPDRs and other ETFs that track the S&P 500.	Market

Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities. Includes American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.	Market Political Liquidity Foreign Investment

Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	Management Market Credit Liquidity Leverage

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Instrument	Risk Type
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Market

New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Management Credit Market Liquidity

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market

Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Liquidity Management Market Regulatory Tax Prepayment

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Market Liquidity

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Market Leverage

Rights and Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Market Credit

Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities and/or letters of credit as collateral.	Credit Market Leverage

Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	Market Liquidity Management Credit Foreign Investment

Swaps, Caps and Floors: The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	Management Credit Liquidity Market

Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Liquidity Credit Market

Treasury Receipts: TRs, TIGRs and CATS.	Market

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Instrument	Risk Type
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	Market Credit U.S. Govt. Agency

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.	Market

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	Credit Liquidity Market

When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Market Leverage Liquidity Credit

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

25

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, the Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

26

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•      Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•      Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal
Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.
Information Sharing with Third Party
Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers	We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)	In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure	From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers	The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security	For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy
Commitment	The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Fund, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Fund’s investments is available in the Fund’s annual and         semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-800-480-4111 or by writing the Fund at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

www.jpmorganfunds.com

You can also review and copy the Fund’s reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Fund from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

MONEY MARKET INVESTING

Prospectus

JPMorgan Money Market Funds

February 19, 2005

Morgan Shares

Class B Shares

Class C Shares

JPMorgan Cash Reserves Money Market Fund
JPMorgan U.S. Treasury Securities Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund
JPMorgan Government Money Market Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

More About the Funds
Principal Investment Strategies	26
Investment Risks	29
Portfolio Quality and Maturity	31
Temporary Defensive Positions	32

How Your Account Works
Buying Fund Shares	33
Selling Fund Shares	38
Exchanging Fund Shares	40
Rule 12b-1 Fees	43
Shareholder Servicing Fees	44

Shareholder Information
Voting Rights	46
Dividend Policies	46
Tax Treatment of Shareholders	47
Shareholder Statements and Reports	48
Availability of Proxy Voting Record	49
Portfolio Holdings Disclosure	49

Management of the Funds
The Adviser, the Administrator and the Distributor	50
Advisory Fees	50
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	51
Fund Manager Compensation and Fund Holdings	51

Legal Proceedings and Additional Fee and Expense Information	52
Financial Highlights	58
Appendix A: Investment Practices	62

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Cash Reserves Money Market Fund

(formerly One Group® Prime Money Market Fund)

What is the goal of the Fund?	The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Cash Reserves Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS	Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund’s greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1

FUND SUMMARY

Cash Reserves Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year) — Class B Shares

Best Quarter:	1.31%	4Q2000	Worst Quarter:	0.03%	3Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS
Class B2	11/12/96
Class C2	5/31/00
[1]	As of the date of this prospectus, the Morgan Shares had not commenced operations. Morgan, Class B and Class C Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.
[2]	Historical performance shown for Classes B and C prior to their inception is based on the performance of Investor Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

2

FUND SUMMARY

Cash Reserves Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	MORGAN	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE

Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	MORGAN	CLASS B	CLASS C
Investment Advisory Fees	.08%	.08%	.08%
Distribution (Rule 12b-1) Fees	.10%	.75%	.75%
Shareholder Service Fees	.35%	.25%	.25%
Other Expenses[2]	.11%	.11%	.11%
Total Annual Fund Operating Expenses[3]	.64%	1.19%	1.19%
Fee Waiver and/or Expense Reimbursements	(.05)%	NONE	NONE
Net Expenses	.59%	1.19%	1.19%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .59% of the average daily net assets of the Morgan Shares, to 1.52% of the average daily net assets of the Class B Shares, and to 1.52% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

3

FUND SUMMARY

Cash Reserves Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	MORGAN	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$60	$621	$121	$221	$121
3 Years	196	678	378	378	378
5 Years	348	854	654	654	654
10 Years	790	1,318	1,318	1,443	1,443
[1]	Without contractual fee waivers, 1 year expenses for Morgan Shares would be $65.
[2]	Class B Shares automatically convert to Morgan Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Reserve and Class B operating expenses.

4

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan U.S. Treasury Securities Money Market Fund

(formerly One Group® U.S. Treasury Securities Money Market Fund)

What is the goal of the Fund?	The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U.S. Treasury Securities Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS	Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

5

FUND SUMMARY

U.S. Treasury Securities Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year) — Class B Shares

Best Quarter:	1.26%	4Q2000	Worst Quarter	0.06%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS
Class B2	11/12/96
Class C2	5/31/00
[1]	As of the date of this prospectus, the Morgan Shares had not commenced operation. Morgan, Class B and Class C Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes have different expenses.
[2]	Historical performance shown for Classes B and C prior to their inception is based on the performance of Investor Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

6

FUND SUMMARY

U.S. Treasury Securities Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	MORGAN	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE	5.00%	1.00%
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	MORGAN	CLASS B	CLASS C
Investment Advisory Fees	.08%	.08%	.08%
Distribution (Rule 12b-1) Fees	.10%	.75%	.75%
Shareholder Service Fees	.35%	.25%	.25%
Other Expenses[2]	.09%	.09%	.09%
Total Annual Fund Operating Expenses[3]	.62%	1.17%	1.17%
Fee Waiver and/or Expense Reimbursement	(.03)%	NONE	NONE
Net Expenses	.59%	1.17%	1.17%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .59% of the average daily net assets of the Morgan Shares, to 1.52% of the average daily net assets of the Class B Shares, and to 1.52% of the average daily net assets of the Class C Shares for the period beginning February 19, 2005 through October 31, 2006.

7

FUND SUMMARY

U.S. Treasury Securities Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

	MORGAN	CLASS B2	CLASS B2	CLASS C	CLASS C

		ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION	ASSUMING REDEMPTION AT THE END OF EACH PERIOD	ASSUMING NO REDEMPTION
1 Year[1]	$60	$619	$119	$219	$119
3 Years	193	672	372	372	372
5 Years	341	844	644	644	644
10 Years	769	1,295	1,295	1,420	1,420
[1]	Without contractual fee waivers, 1 year expenses for Morgan Shares would be $63.
[2]	Class B Shares automatically convert to Morgan Shares after eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Reserve and Class B operating expenses.

8

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Municipal Money Market Fund

(formerly One Group® Municipal Money Market Fund)

What is the goal of the Fund?	The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These instruments include short-term municipal securities, which provide tax-exempt income. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS	Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

9

FUND SUMMARY

Municipal Money Market Fund

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Reserve Shares (formerly Class A Shares)

[1]	As of the date of this prospectus, the Morgan Shares had not commenced operations. The performance shown is that of the Reserve Shares of the Fund and has not been adjusted to reflect the differences in fees and other expenses between the classes. Reserve Shares of the Fund are not offered in this prospectus. Morgan and Reserve Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. Historical performance shown for Reserve Shares prior to their inception is based on the performance of Investor Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

Best Quarter:	0.93%	4Q2000	Worst Quarter:	0.07%	3Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 6/4/87
Reserve	2/18/92
[1]	As of the date of this prospectus, the Morgan Shares had not commenced operations. The average annual total returns shown are those of the Reserve Shares of the Fund and have not been adjusted to reflect the differences in fees and other expenses between the classes. Reserve Shares of the Fund are not offered in this prospectus. Morgan and Reserve Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses. Historical performance shown for Reserve Shares prior to its inception is based on the performance of Investor Shares, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

10

FUND SUMMARY

Municipal Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	MORGAN
Investment Advisory Fees	.08%
Distribution (Rule 12b-1) Fees	.10%
Shareholder Service Fees	.35%
Other Expenses[1]	.10%
Total Annual Fund Operating Expenses	.63%
Fee Waiver and/or Expense Reimbursement[2]	(.04)%
Net Expenses	.59%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .59% of the average daily net assets of the Morgan Shares for the period beginning February 19, 2005 through October 31, 2006.

11

FUND SUMMARY

Municipal Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

MORGAN
1 Year[1]	$60
3 Years	195
5 Years	344
10 Years	780
[1]	Without contractual fee waivers, 1 Year expenses would be $64.

12

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Michigan Municipal Money Market Fund

(formerly One Group® Michigan Municipal Money Market Fund)

What is the goal of the Fund?	The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Michigan, which provide tax-exempt income. The Fund also may invest in municipal securities issued by other states. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Michigan Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS	Large Positions/Geographic Concentration. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Michigan municipal securities, the Fund’s performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Michigan issuances, certain factors particular to Michigan, including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives in Michigan, may have a disproportionately negative impact on the Fund’s investments.

13

FUND SUMMARY

Michigan Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

14

FUND SUMMARY

Michigan Municipal Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Reserve Shares (formerly Class A Shares)

[1]	As of the date of this prospectus, the Morgan Shares had not commenced operations. The performance shown is that of the Reserve Shares of the Fund and has not been adjusted to reflect the differences in fees and other expenses between the classes. Reserve Shares of the Fund are not offered in this prospectus. Morgan and Reserve Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on March 22, 1999.

Best Quarter:	0.92%	4Q2000	Worst Quarter:	0.05%	3Q2003

The Average Annual Total Returns Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 1/31/91
Reserve	1/31/91
[1]	As of the date of this prospectus, the Morgan Shares had not commenced operations. The average annual total returns shown are those of the Reserve Shares of the Fund and have not been adjusted to reflect the differences in fees and other expenses between the classes. Reserve Shares of the Fund are not offered in this prospectus. Morgan and Reserve Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses. Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on March 22, 1999.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

15

FUND SUMMARY

Michigan Municipal Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	MORGAN
Maximum Sales Charge (Load) Imposed on Purchases	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE
Exchange Fee	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	MORGAN
Investment Advisory Fees	.08%
Distribution (Rule 12b-1) Fees	.10%
Shareholder Service Fees	.35%
Other Expenses[2]	.12%
Total Annual Fund Operating Expenses	.65%
Fee Waiver and/or Expense Reimbursement[3]	(.06)%
Net Expenses	59%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .59% of the average daily net assets of the Morgan Shares for the period beginning February 19, 2005 through October 31, 2006.

16

FUND SUMMARY

Michigan Municipal Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

RESERVE
1 Year[1]	$60
3 Years	198
5 Years	352
10 Years	800
[1]	Without contractual fee waivers, 1 Year expenses would be 66.

17

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Ohio Municipal Money Market Fund

(formerly One Group® Ohio Municipal Money Market Fund)

What is the goal of the Fund?	The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Ohio, which provide tax-exempt income. The Fund may also invest in municipal securities issued by other states. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Ohio Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS	Large Positions/Geographically Concentrated. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Ohio municipal securities, the Fund’s performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Ohio issuances, certain factors particular to Ohio, including economic conditions, constitutional amendments, legislative and executive measures and voter initiatives in Ohio, may have a disproportionately negative impact on the Fund’s investments.

18

FUND SUMMARY

Ohio Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Reserve Shares (formerly Class A Shares)

[1]	As of the date of this prospectus, the Morgan Shares had not commenced operations The performance shown is that of the Reserve Shares of the Fund and has not been adjusted to reflect the differences in fees and other expenses between the classes. Reserve Class of the Fund are not offered in this prospectus. Morgan and Reserve Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	0.91%	4Q2000	Worst Quarter	0.05%	3Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 1/26/93
Reserve[1]	1/26/93
[1]	As of the date of this prospectus, the Morgan Shares had not commenced operations. The average annual total returns shown are those of the Reserve Shares of the Fund and have not been adjusted to reflect the differences in fees and other expenses between the classes. Reserve Shares of the Fund are not offered in this prospectus. Morgan and Reserve Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

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FUND SUMMARY

Ohio Municipal Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	MORGAN
Maximum Sales Charge (Load) Imposed on Purchases	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE
Exchange Fee	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	MORGAN
Investment Advisory Fees	.08%
Distribution (Rule 12b-1) Fees	.10%
Shareholder Service Fees	.35%
Other Expenses[2]	.12%
Total Annual Fund Operating Expenses	.65%
Fee Waiver and/or Expense Reimbursement[3]	(.06)%
Net Expenses	.59%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.
[2]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .59% of the average daily net assets of the Morgan Shares for the period beginning February 19, 2005 through October 31, 2006.

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FUND SUMMARY

Ohio Municipal Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

MORGAN
1 Year[1]	$60
3 Years	198
5 Years	352
10 Years	800
[1]	Without contractual fee waivers, 1 Year expenses would be $66.

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FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Government Money Market Fund

(formerly One Group® Government Money Market Fund)

What is the goal of the Fund?	The Fund seeks high current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term securities that are issued or guaranteed by the U.S. government or by U.S. government agencies and instrumentalities. Some of the securities purchased by the Fund may be subject to repurchase agreements. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS	Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contract, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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FUND SUMMARY

Government Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Capital Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Morgan Shares had not commenced operations. The performance shown is that of the Capital Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Capital Shares of the Fund are not offered in this prospectus. Morgan and Capital Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. Because Morgan Shares are subject to higher fees and expenses than Capital Shares, the performance for Morgan Shares would have been lower.

Best Quarter:	1.64%	3Q2000	Worst Quarter:	0.24%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 6/14/93
Capital	6/14/93
[1]	As of the date of this prospectus, the Morgan Shares had not commenced operations. The average annual total returns shown are those of the Capital Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Capital Shares of the Fund are not offered in this prospectus. Morgan and Capital Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses. Because Morgan Shares are subject to higher fees and expenses than Capital Shares, the performance for Morgan Shares would have been lower.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

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FUND SUMMARY

Government Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	MORGAN
Investment Advisory Fees	.08%
Distribution (Rule 12b-1) Fees	.10%
Shareholder Service Fees	.35%
Other Expenses[1]	.10%
Total Annual Fund Operating Expenses	.63%
Fee Waiver and/or Expense Reimbursement[2]	(.04)%
Net Expenses	.59%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 0.59% of the average daily net assets of the Morgan Shares for the period beginning February 19, 2005 through February 19, 2006.

24

FUND SUMMARY

Government Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through February 19, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

MORGAN CLASS
1 Year[1]	$60
3 Years	198
5 Years	347
10 Years	783
[1]	Without contractual fee waivers, 1 Year expenses would be $64.

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More About the Funds

Each of the six Funds described in this prospectus is a series of JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

Principal Investment Strategies	The six Funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN CASH RESERVES MONEY MARKET FUND.

• The Fund invests only in U.S. dollar denominated securities.

• The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

• Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

• The Fund will acquire only those securities that present minimal credit risks.

• The Fund invests exclusively in money market instruments. These include:

1. corporate notes;

2. commercial paper;

3. funding agreements;

4. certificates of deposit; and

5. bank obligations.

•   Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount appears to be in

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the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

• The Fund may lend its securities.

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.

JPMORGAN U.S. TREASURY SECURITIES MONEY MARKET FUND.

•   As a matter of fundamental policy, the Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreement collateralized by such obligations.

• The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

• Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

• The Fund will acquire only those securities that present minimal credit risks.

JPMORGAN MUNICIPAL MONEY MARKET FUND.

• The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

• Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

• The Fund will acquire only those securities that present minimal credit risks.

•   As a matter of fundamental policy, the Fund will invest at least 80% of its total assets in municipal securities, the income from which is exempt from federal personal income tax. In addition, as a matter of fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from federal personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

• The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax.

•   The Fund may invest as much as 100% of its assets in municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

•   The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements. For a list of all the securities in which the Fund may invest, please read “Investment Practices” in Appendix A.

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JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND.

• The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

• Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

• The Fund will acquire only those securities that present minimal credit risks.

• As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

•   The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Michigan personal income tax.

•   The Fund also may invest up to 20% of its assets in non-Michigan municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Michigan as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

•   The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Michigan municipal securities that produce income that may be subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

• The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND.

• The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

• Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

• The Fund will acquire only those securities that present minimal credit risks.

• As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

•   The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Ohio personal income tax.

•   The Fund also may invest up to 20% of its assets in non-Ohio municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Ohio, as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

`

•   The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Ohio municipal securities that produce income that may be subject to the federal alternative minimum tax. If you are subject to the federal

28

alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

• The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

JPMORGAN GOVERNMENT MONEY MARKET FUND

• The Fund invests only in U.S. dollar denominated securities.

•   The Fund invests exclusively in short-term securities that are issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

• The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

• Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

• The Fund will acquire only those securities that present minimal credit risks.

•   In addition to fixed-rate government securities, the Fund also will invest in variable and floating rate government securities and other money market funds that have similar investment policies and objectives. These money market funds must only invest in securities with short-term ratings equivalent to or higher than those in which the Fund invests.

• The Fund may lend its securities.

Investment Risks	The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

DIVERSIFICATION.  The Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may be less diversified than money market funds that are not single state funds. This is because a single state fund may invest a significantly greater portion of its assets in the securities of a single issuer than can a “diversified” fund. In addition, each Fund’s investments are concentrated geographically. These concentrations increase the risk of loss to each Fund if the issuer of a security fails to make interest or principal payments or if the market value of a security declines. Investment in each Fund may entail more risks than an investment in another type of money market fund.

THE MICHIGAN ECONOMY.  The Michigan Municipal Money Market Fund’s investments are concentrated in Michigan. The Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in

29

1993 and 1994, which limit annual assessment increases and transfer, in part, the financing of education costs from property taxes to sales taxes.

THE OHIO ECONOMY.  The Ohio Municipal Money Market Fund’s investments are concentrated in Ohio. While Ohio’s economy has become increasingly diversified, it continues to rely to a significant degree on durable goods manufacturing, such as automobiles, tires, steel and household appliances. These industries tend to be cyclical. Agriculture also is an important part of the Ohio economy, and the state has several programs that provide financial assistance to farmers. Although obligations issued by the state and its political subdivisions are payable from specific sources or taxes, future economic difficulties and the impact on state and local government finances may negatively affect the market value of the Ohio municipal securities held by the Ohio Municipal Money Market Fund.

FIXED INCOME SECURITIES.  Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market funds limit such fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease as the value of a Fund’s investments increases and decreases to an extent greater than anticipated by the investment advisor. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

U.S. GOVERNMENT SECURITIES.  U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

PREPAYMENT AND CALL RISK.  Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset- backed securities. When obligations are prepaid, a Fund may have to reinvest in

30

securities with lower yields. In addition, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

DERIVATIVES.  Each Fund other than the U.S. Treasury Securities Money Market Fund may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

ILLIQUID INVESTMENTS.  Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of                                  Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

Additional investment policies can be found in the Statement of Additional Information.

Portfolio Quality and Maturity	The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund’s average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to
397 days at acquisition as determined under Rule 2a-7. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund’s assets (although there is no limit on government securities). Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund’s Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

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Temporary Defensive Positions	To respond to unusual market conditions, the Municipal Money Market Fund, the
Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund
may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than longer-term investments, produce taxable income and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

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How Your Account Works

Buying Fund Shares	You do not pay any sales charge (sometimes called a load) when you buy Morgan Shares of these Funds. Unlike the other money market funds in the prospectus, the Cash Reserves Money Market Fund and the U.S. Treasury Securities Money Market Fund also offer two additional classes of shares: Class B and Class C Shares. You do not pay any sales charge when you buy Class B or Class C Shares of these two Funds. You may have to pay a contingent deferred sales charge (CDSC) when you sell Class B or Class C Shares of these two Funds, depending on how long you have held them. In addition to these sales charges, Financial Intermediaries may receive payments from JPMorgan Distribution Services, Inc. (JPMDS or the Distributor) or an affiliate. These payments are made at its or their own expense.

Different sales charges are associated with the Class B and Class C Shares of the Cash Reserves Money Market Fund and the U.S. Treasury Securities Money Market Fund:

• If you hold Class B Shares, you may be required to pay a CDSC when you sell your shares, depending on the length of your investment in the particular shares.

• If you hold Class C Shares, you may be required to pay a CDSC if you hold the shares for less than one year.

For more information about Class B and Class C Shares see “Distribution Arrangements.”

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Morgan Shares, Class B and Class C Shares may be purchased by the general public. You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary. You may also purchase Morgan, Class B and Class C Shares directly from JPMorgan Funds Services.

Shares are available on any business day that the Funds are open for business. The Funds will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day,

33

Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund’s cut-off time, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund or a Financial Intermediary before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or a Financial Intermediary accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund or a Financial Intermediary accepts your purchase order after the cut-off time, we will process it at the next day’s price.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for each Fund is:

CASH RESERVES MONEY MARKET FUND	4:00 P.M. ET
U.S. TREASURY SECURITIES MONEY MARKET FUND	4:00 P.M. ET
MUNICIPAL MONEY MARKET FUND	NOON ET
MICHIGAN MUNICIPAL MONEY MARKET FUND	NOON ET
OHIO MUNICIPAL MONEY MARKET FUND	NOON ET
GOVERNMENT MONEY MARKET FUND	5:00 P.M. ET

The Fund must receive “federal funds” before the Fund’s cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund’s close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

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TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:
JPMORGAN FUNDS SERVICES 1-800-480-4111

What kind of shares can I buy?	• This prospectus offers Morgan, Class B and Class C Shares, all of which are available to the general public. Not all Funds offer each class.

•  Each shares class has different expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, and expenses applicable to each class of shares.

Minimum Investments	Morgan, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund.

• Subsequent investments must be at least $25 per Fund.

•  You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

•  Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

• A lower minimum may be available under the Systematic Investment Plan.

General	The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

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Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares. Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

• JPMorgan Funds Services; or

• The specific Fund in which you are investing.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
    (EX: JPMORGAN ABC FUND-MORGAN)
YOUR FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789) YOUR ACCOUNT REGISTRATION
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by the Fund’s cut-off on the day that you place your order.

You can buy shares in one of three ways:

Through your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

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The Fund or a Financial Intermediary must accept your order by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Through JPMorgan Funds Services	Call 1-800-480-4111 Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

JPMorgan Funds Services will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

Through a systematic investment Plan

You may purchase additional Morgan, Class B or Class C Shares by making automatic periodic investments from your bank account. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

• Select the “Systematic Investment Plan” option on the Account Application.

• Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Check Writing	Morgan shareholders may write checks for $250 or more.
•	Checks may be payable to any person and your account will continue to earn dividends until the check clears.

•	Checks are free, but your bank or the payee may charge you for stop payment orders, insufficient funds, or other valid reasons.

•	You can not use this option to close your account because of the difficulty of determining the exact value of your account.

•	You must wait five business days before you can write a check against shares purchased by a check or ACH .

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To Select This Option	Select the “Check Writing” option on the Account Application.

• Complete, sign and return a signature card and other forms sent to you by . You will receive a supply of checks that will be drawn on .

Selling Fund Shares	You can sell your shares on any day that JPMorgan Funds Services is accepting purchase orders. You will receive the next NAV per share calculated after JPMorgan Funds Services accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Your redemption proceeds will be paid within seven days after acceptance of the redemption request. However, the Funds will attempt to honor requests for same-day payment if the request is accepted by the Fund or a Financial Intermediary before the Fund’s cut-off time. If redemption requests are accepted by the Fund or a Financial Intermediary after a Fund’s cut-off time, the Fund will attempt to wire payment the next business day. The Funds also will attempt to honor requests for payment in two business days, if the redemption request is accepted by the Fund or a Financial Intermediary after a Fund’s cut-off time.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

• You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

• You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.

You can sell your shares in one of three ways:

Through your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund or a Financial Intermediary must accept an order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Through JPMorgan Funds Services	Call 1-800-480-4111. We will mail you a check or send the proceeds via electronic transfer or wire the bank account on our records.
Or

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Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Through a systematic withdrawal plan

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

• Select the “Systematic Withdrawal Plan” option on the Account Application.

• Specify the amount you wish to receive and the frequency of the payments.

• You may designate a person other than yourself as the payee.

• There is no fee for this service.

If you select this option, please keep in mind that:

•   If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

• Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

• Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share for shares of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

Redemptions- In-Kind	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

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Exchanging Fund Shares	Morgan Shares of a Fund may be exchanged for Morgan Shares or Class A Shares of another JPMorgan Fund, but only if you are eligible to purchase those shares. You may pay a sales charge if you exchange your Morgan Shares for Class A Shares.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Tax Free Bond Fund, and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of a Fund may be exchanged for Class C Shares of another JPMorgan Fund, except the Short-Term Bond Funds.

If you exchange Class B Shares of the Cash Reserves Money Market Fund or U.S. Treasury Securities Money Market Fund for Class B Shares of another JPMorgan Fund, or Class C Shares of the Cash Reserves Money Market Fund or U.S. Treasury Securities Money Market Fund for Class C Shares of another JPMorgan Fund, you will not pay a CDSC until you sell the shares of the other Fund. The amount of CDSC will be based on when you bought the original shares, not when you made the exchange.

All exchanges are subject to meeting any investment minimum or eligibility requirements. JPMorgan Funds Services do not charge a fee for this privilege. In addition, JPMorgan Funds Services may change the terms and conditions of your exchange upon 60 days’ written notice.

Generally an exchange between JPMorgan Funds is considered a sale and generally results in a gain or loss for federal income tax purposes. Carefully read the prospectus of the Fund you want to buy before making an exchange.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Through JPMorgan Funds Services	Call 1-800-480-4111 to ask for details.
Distribution Arrangements

To obtain free information regarding sales charges and elimination or waiver of sales charges on Class B and Class C Shares, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

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Class B Shares

Class B Shares are offered at NAV per share, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC according to the following schedule:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	5.00
1-2	4.00
2-3	3.00
3-4	3.00
4-5	2.00
5-6	1.00
More than 6	NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares.

Your Class B Shares automatically convert to Morgan Shares after eight years (measured from the first day of the month in which the shares were purchased).

After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Morgan Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C shares are offered at NAV per share, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC as follows:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0-1	1.00
After first year	NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares do not convert to Morgan Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class B Shares.

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Calculation of the Class B and Class C CDSC

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after November 1, 2002, the CDSC is based on the original cost of the shares.

No CDSC is imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares you received in the reorganization.

Waivers of the Class B and Class C CDSC

No CDSC is imposed on redemptions of Class B or Class C Shares:

1.    If you withdraw no more than a specified percentage (as indicated in “Selling Fund Shares — Through a Systematic Withdrawal Plan”) of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Selling Fund Shares — Through a Systematic Withdrawal Plan.”

2.   Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3.   If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4.   That represent a required minimum distribution from your IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2 . If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

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6. That are involuntary resulting from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares.”

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Rule 12b-1 Fees	Each Fund described in this prospectus has adopted a Distribution Plan under Rule
12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the
Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the JPMorgan
Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Funds. The
Distributor may pay Rule 12b-1 fees to its affiliates.

1. Morgan Shares pay a Rule 12b-1 fee of 0.10% of the average daily net assets of each Fund attributable to Morgan Shares.

2.   Class B and Class C Shares pay a Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Morgan Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Morgan, Class B and Class C Shares without an “up-front” sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Shareholder Servicing Fees	JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS has agreed to provide certain shareholder services and other related services to the Funds. For performing these services, JPMDS, as shareholder servicing agent, will receive an annual fee of 0.35% of the average daily net assets of the Morgan Shares of each Fund and an annual fee of 0.25% of the average daily net assets of the Class B and Class C Shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

Other Information Concerning the Funds	The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the Funds’ minimum investment requirement and is closed as a result, you will not be charged a CDSC.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMORGAN FUNDS SERVICES P.O. BOX 8528 BOSTON, MA 02266-8528

Shares of the JPMorgan Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing

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eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

See “Additional Purchases and Redemption Information” and the Statement of Additional Information for more details about this process.

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Shareholder Information

Voting Rights	The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

Dividends

The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. Dividends payable on shares will be more than those payable on other shares classes described in this prospectus. This is because such other share classes have higher distribution expenses. The dates on which dividends will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

Special Dividend Rules for Class B Shares

Class B Shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B Shares (other than those in the sub-account) convert to Morgan Shares, a percentage of the Class B Shares in the sub-account will also convert to Morgan Shares. (See “Sales Charges — Conversion Feature.”)

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Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions — Cash Reserves Money Market Fund, U.S. Treasury Securities Money Market Fund and Government Money Market Fund

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund’s net investment income (generally, all of the Fund’s net investment income) will be taxable as ordinary income and will not qualify for any reduced rates that may apply to any “qualified dividend income.” It is not expected that the Fund’s distributions will consist of capital gains. Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period.

Taxation of Dividends — Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. These Funds may pay “exempt-interest dividends” if at least 50% of the value of Fund assets at the end of each quarter of the Fund’s taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally excludable from an investor’s gross income for regular federal income tax purposes. However, the receipt of exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

Taxation of Dividends — Michigan Municipal Money Market Fund

Dividends paid by the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Taxation of Dividends — Ohio Municipal Money Market Fund

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio

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personal income tax, and municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Dividends that are attributable to profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares of any money market funds, particularly the Municipal, Michigan Municipal or Ohio Municipal Money Market Funds, with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

Shareholder Statements and Reports	The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

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If you have any questions or need additional information, please write to JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

Availability of Proxy Voting Record	The Trustees have delegated the authority to vote proxies for securities owned by the Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

Portfolio Holdings Disclosure	Each business day, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorgan funds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

49

Management of the Funds

The Adviser

Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                                  Funds. Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $     billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

The Administrator

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all Money Market Funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

The Distributor	JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Advisory Fees	Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Cash Reserves Money Market Fund	.08
JPMorgan U.S. Treasury Securities Money Market Fund	.08
JPMorgan Municipal Money Market Fund	.08
JPMorgan Michigan Municipal Money Market Fund	.08
JPMorgan Ohio Municipal Money Market Fund	.08
JPMorgan Government Money Market Fund	.08

50

Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	Banc One Investment Advisors, JPMDS, and from time to time, other affiliates of Banc
One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the
Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as
JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A.,
and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and JPMDS may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a contingent deferred sales charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

Fund Manager Compensation and Fund Holdings	Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program the majority of which is tied directly to relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/or peer group competitors. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan also tied to investment performance. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional
Information.

51

Legal Proceedings and Additional Fees and Expenses Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

52

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints

53

seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a reduced rate.

54

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Cash Reserves Money Market Fund	Morgan	0.59%	0.59%	0.64%
	B	1.52%	1.19%	1.19%
	C	1.52%	1.19%	1.19%
JPMorgan U.S. Treasury Securities Money Market Fund	Morgan	0.59%	0.59%	0.62%
	B	1.52%	1.17%	1.17%
	C	1.52%	1.17%	1.17%
JPMorgan Municipal Money Market Fund	Morgan	0.59%	0.59%	0.63%
JPMorgan Michigan Municipal Money Market Fund	Morgan	0.59%	0.59%	0.65%
JPMorgan Ohio Municipal Money Market Fund	Morgan	0.59%	0.59%	0.65%
JPMorgan Government Money Market Fund	Morgan	0.59%	0.59%	0.63%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

• On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

• Your investment has a 5% return each year;

• The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

• At the time of purchase, any applicable initial sales charges (loads) are deducted; and

• There is no sales charge (load) on reinvested dividends.

•   The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursement memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

55

Your actual costs may be higher or lower than those shown.

JPMORGAN CASH RESERVES MONEY MARKET FUND	MORGAN				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$60	5.00%	4.41%	4.41%	$131	5.00%	3.71%	3.71%	$131	5.00%	3.71%	3.71%
October 31, 2006	$63	10.25%	9.01%	4.41%	$126	10.25%	7.66%	3.81%	$126	10.25%	7.66%	3.81%
October 31, 2007	$71	15.76%	13.77%	4.36%	$131	15.76%	11.76%	3.81%	$131	15.76%	11.76%	3.81%
October 31, 2008	$74	21.55%	18.73%	4.36%	$136	21.55%	16.02%	3.81%	$136	21.55%	16.02%	3.81%
October 31, 2009	$78	27.63%	23.90%	4.36%	$141	27.63%	20.44%	3.81%	$141	27.63%	20.44%	3.81%
October 31, 2010	$81	34.01%	29.31%	4.36%	$146	34.01%	25.03%	3.81%	$146	34.01%	25.03%	3.81%
October 31, 2011	$85	40.71%	34.94%	4.36%	$152	40.71%	29.79%	3.81%	$152	40.71%	29.79%	3.81%
October 31, 2012	$88	47.75%	40.83%	4.36%	$157	47.75%	34.74%	3.81%	$157	47.75%	34.74%	3.81%
October 31, 2013	$92	55.13%	46.97%	4.36%	$102	55.13%	40.48%	4.26%	$163	55.13%	39.87%	3.81%
October 31, 2014	$96	62.89%	53.38%	4.36%	$106	62.89%	46.46%	4.26%	$170	62.89%	45.20%	3.81%
October 31, 2015	$100	71.03%	60.06%	4.36%	$111	71.03%	52.70%	4.26%	$176	71.03%	50.73%	3.81%

JPMORGAN U.S. TREASURY SECURITIES MONEY MARKET FUND	MORGAN				CLASS B1				CLASS C
PERIOD ENDED	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN	ANNUAL COSTS	GROSS CUMU- LATIVE RETURN	NET CUMU- LATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$60	5.00%	4.41%	4.41%	$130	5.00%	3.72%	3.72%	$130	5.00%	3.72%	3.72%
October 31, 2006	$63	10.25%	9.01%	4.41%	$124	10.25%	7.70%	3.83%	$124	10.25%	7.70%	3.83%
October 31, 2007	$69	15.76%	13.79%	4.38%	$128	15.76%	11.82%	3.83%	$128	15.76%	11.82%	3.83%
October 31, 2008	$72	21.55%	18.77%	4.38%	$133	21.55%	16.10%	3.83%	$133	21.55%	16.10%	3.83%
October 31, 2009	$75	27.63%	23.98%	4.38%	$138	27.63%	20.55%	3.83%	$138	27.63%	20.55%	3.83%
October 31, 2010	$79	34.01%	29.41%	4.38%	$144	34.01%	25.17%	3.83%	$144	34.01%	25.17%	3.83%
October 31, 2011	$82	40.71%	35.07%	4.38%	$149	40.71%	29.96%	3.83%	$149	40.71%	29.96%	3.83%
October 31, 2012	$86	47.75%	40.99%	4.38%	$155	47.75%	34.94%	3.83%	$155	47.75%	34.94%	3.83%
October 31, 2013	$89	55.13%	47.17%	4.38%	$99	55.13%	40.71%	4.28%	$161	55.13%	40.11%	3.83%
October 31, 2014	$93	62.89%	53.61%	4.38%	$103	62.89%	46.74%	4.28%	$167	62.89%	45.47%	3.83%
October 31, 2015	$97	71.03%	60.34%	4.38%	$108	71.03%	53.02%	4.28%	$173	71.03%	51.04%	3.83%

[1]	Class B Shares automatically convert to Morgan Shares after eight years.

JPMORGAN MUNICIPAL MONEY MARKET FUND	MORGAN
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$60	5.00%	4.41%	4.41%
October 31, 2006	$63	10.25%	9.01%	4.41%
October 31, 2007	$70	15.76%	13.78%	4.37%
October 31, 2008	$73	21.55%	18.75%	4.37%
October 31, 2009	$76	27.63%	23.94%	4.37%
October 31, 2010	$80	34.01%	29.36%	4.37%
October 31, 2011	$83	40.71%	35.01%	4.37%
October 31, 2012	$87	47.75%	40.91%	4.37%
October 31, 2013	$91	55.13%	47.07%	4.37%
October 31, 2014	$95	62.89%	53.49%	4.37%
October 31, 2015	$99	71.03%	60.20%	4.37%

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JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND	MORGAN
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$60	5.00%	4.41%	4.41%
October 31, 2006	$63	10.25%	9.01%	4.41%
October 31, 2007	$72	15.76%	13.76%	4.35%
October 31, 2008	$76	21.55%	18.71%	4.35%
October 31, 2009	$79	27.63%	23.87%	4.35%
October 31, 2010	$82	34.01%	29.26%	4.35%
October 31, 2011	$86	40.71%	34.88%	4.35%
October 31, 2012	$90	47.75%	40.75%	4.35%
October 31, 2013	$93	55.13%	46.87%	4.35%
October 31, 2014	$98	62.89%	53.26%	4.35%
October 31, 2015	$102	71.03%	59.92%	4.35%

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND	MORGAN
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$60	5.00%	4.41%	4.41%
October 31, 2006	$63	10.25%	9.01%	4.41%
October 31, 2007	$72	15.76%	13.76%	4.35%
October 31, 2008	$76	21.55%	18.71%	4.35%
October 31, 2009	$79	27.63%	23.87%	4.35%
October 31, 2010	$82	34.01%	29.26%	4.35%
October 31, 2011	$86	40.71%	34.88%	4.35%
October 31, 2012	$90	47.75%	40.75%	4.35%
October 31, 2013	$93	55.13%	46.87%	4.35%
October 31, 2014	$98	62.89%	53.26%	4.35%
October 31, 2015	$102	71.03%	59.92%	4.35%

JPMORGAN GOVERNMENT MONEY MARKET FUND	MORGAN
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$60	5.00%	4.41%	4.41%
October 31, 2006	$66	10.25%	8.99%	4.38%
October 31, 2007	$70	15.76%	13.75%	4.37%
October 31, 2008	$73	21.55%	18.72%	4.37%
October 31, 2009	$76	27.63%	23.91%	4.37%
October 31, 2010	$80	34.01%	29.32%	4.37%
October 31, 2011	$83	40.71%	34.97%	4.37%
October 31, 2012	$87	47.75%	40.87%	4.37%
October 31, 2013	$91	55.13%	47.03%	4.37%
October 31, 2014	$95	62.89%	53.45%	4.37%
October 31, 2015	$99	71.03%	60.16%	4.37%

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FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Because the Funds’ Morgan Shares had not yet commenced operations as of the date of this prospectus, no financial highlights are shown for Morgan Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

CASH RESERVES MONEY MARKET FUND CLASS B SHARES	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.001	0.003	0.011	0.045	0.044
Distributions:
Net investment income	(0.001)	(0.003)	(0.011)	(0.045)	(0.044)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return (Excludes Sales Charge)	0.15%	0.33%	1.12%	4.58%	4.47%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$41,540	$62,581	$38,690	$33,898	$16,564
Ratio of expenses to average net assets	1.02%	1.33%	1.52%	1.52%	1.52%
Ratio of net investment income to average net assets	0.15%	0.32%	1.08%	4.22%	4.42%
Ratio of expenses to average net assets*	1.54%	1.55%	1.55%	1.55%	1.55%

CASH RESERVES MONEY MARKET FUND CLASS C SHARES	YEAR ENDED JUNE 30,				MAY 31, 2000 TO JUNE 30, 2000(A)
	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.001	0.003	0.011	0.045	0.004
Distributions:
Net Investment income	(0.001)	(0.003)	(0.011)	(0.045)	(0.004)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return (Excludes Sales Charge)	0.15%	0.33%	1.12%	4.58%	0.43	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$8,284	$9,267	$3,430	$1,266	$848
Ratio of expenses to average net assets	1.02%	1.33%	1.52%	1.52%	1.52	%(C)
Ratio of net investment income to average net assets	0.15%	0.31%	0.95%	4.30%	5.11	%(C)
Ratio of expenses to average net assets*	1.52%	1.55%	1.55%	1.56%	1.55	%(C)

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized (C) Annualized.

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FINANCIAL HIGHLIGHTS

U.S. TREASURY SECURITIES MONEY MARKET FUND CLASS B SHARES	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.002	0.003	0.010	0.042	0.040
Distributions:
Net investment income	(0.002)	(0.003)	(0.010)	(0.042)	(0.040)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return (Excludes Sales Charge)	0.24%	0.31%	1.05%	4.27%	4.08%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$2,860	$3,096	$1,735	$1,014	$1,057
Ratio of expenses to average net assets	0.82%	1.17%	1.52%	1.52%	1.51%
Ratio of net investment income to average net assets	0.24%	0.31%	0.95%	4.17%	3.97%
Ratio of expenses to average net assets*	1.52%	1.53%	1.53%	1.54%	1.54%

U.S. TREASURY SECURITIES MONEY MARKET FUND CLASS C SHARES	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.002	0.003	0.010	0.042	0.040
Distributions:
Net investment income	(0.002)	(0.003)	(0.010)	(0.042)	(0.040)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return (Excludes Sales Charge)	0.24%	0.31%	1.05%	4.27%	4.08%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$548	$869	$682	$459	$526
Ratio of expenses to average net assets	0.83%	1.19%	1.52%	1.52%	1.51%
Ratio of net investment income to average net assets	0.24%	0.30%	1.02%	4.00%	3.96%
Ratio of expenses to average net assets*	1.53%	1.53%	1.53%	1.53%	1.54%

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND RESERVE SHARES	YEAR ENDED JUNE 30,			MARCH 16, 2001 TO JUNE 30, 2001(A)
	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.004	0.008	0.019	0.011
Distributions:
Net investment income	(0.004)	(0.008)	(0.019)	(0.011)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000
Total Return	0.38%	0.84%	1.91%	1.11	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$609,564	$743,618	$833,623	$749,460
Ratio of expenses to average net assets	0.77%	0.77%	0.77%	0.77	%(C)
Ratio of net investment income to average net assets	0.38%	0.84%	1.86%	3.72	%(C)
Ratio of expenses to average net assets*	0.77%	0.79%	0.79%	0.77	%(C)

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized (C) Annualized.

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FINANCIAL HIGHLIGHTS

MUNICIPAL MONEY MARKET FUND RESERVE SHARES	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.004	0.007	0.012	0.032	0.031
Distributions:
Net investment income	(0.004)	(0.007)	(0.012)	(0.032)	(0.031)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.36%	0.71%	1.20%	3.23%	3.12%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$375,729	$486,778	$534,947	$470,425	$438,468
Ratio of expenses to average net assets	0.70%	0.70%	0.69%	0.70%	0.71%
Ratio of net investment income to average net assets	0.35%	0.71%	1.19%	3.18%	3.06%
Ratio of expenses to average net assets*	0.78%	0.78%	0.77%	0.78%	0.79%

MICHIGAN MUNICIPAL MONEY MARKET FUND RESERVE SHARES	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.003	0.006	0.012	0.031	0.030
Distributions:
Net investment income	(0.003)	(0.006)	(0.012)	(0.031)	(0.030)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.31%	0.62%	1.16%	3.18%	3.06%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$53,414	$77,476	$62,408	$125,294	$76,294
Ratio of expenses to average net assets	0.73%	0.74%	0.72%	0.70%	0.72%
Ratio of net investment income to average net assets	0.31%	0.62%	1.21%	3.05%	3.03%
Ratio of expenses to average net assets*	0.81%	0.82%	0.80%	0.78%	0.81%

OHIO MUNICIPAL MONEY MARKET FUND RESERVE SHARES	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.003	0.006	0.012	0.031	0.030
Distributions:
Net investment income	(0.003)	(0.006)	(0.012)	(0.031)	(0.030)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.30%	0.63%	1.17%	3.16%	3.06%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$59,971	$79,911	$90,602	$59,583	$29,842
Ratio of expenses to average net assets	0.72%	0.72%	0.71%	0.71%	0.70%
Ratio of net investment income to average net assets	0.30%	0.62%	1.17%	3.05%	3.00%
Ratio of expenses to average net assets*	0.75%	0.75%	0.75%	0.74%	0.77%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

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FINANCIAL HIGHLIGHTS

GOVERNMENT MONEY MARKET FUND CAPITAL SHARES	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.010	0.014	0.024	0.058	0.055
Distributions:
Net investment income	(0.010)	(0.014)	(0.024)	(0.058)	(0.055)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.97%	1.40%	2.45%	5.93%	5.69%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$7,157,361	$9,031,960	$5,951,880	$4,495,228	$3,433,100
Ratio of expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.16%
Ratio of net investment income to average net assets	0.96%	1.37%	2.40%	5.70%	5.54%

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Appendix A

Investment Practices	The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Cash Reserves Money Market Fund	1
JPMorgan U.S. Treasury Securities Money Market Fund	2
JPMorgan Municipal Money Market Fund	3
JPMorgan Michigan Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
JPMorgan Government Money Market Fund	6

Instrument	Fund Code	Risk Type
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1, 3-6	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1, 3-5	Credit Liquidity Market
Certificates of Deposit: Negotiable instruments with a stated maturity.	1, 3-5	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 3-5	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1, 3-5	Market Liquidity Management
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of thirteen months.	1, 3-5	Market Credit Liquidity

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Instrument	Fund Code	Risk Type
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1, 3-5	Market Political Liquidity Foreign Investment
Investment Company Securities: Shares of other money market mutual funds, including JPMorgan money market funds and shares of other money market funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1, 3-6	Market
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1, 3-6	Prepayment Market Credit Regulatory Leverage
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1, 3-5	Market Credit Political Tax Regulatory
Participation Interests: Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.	1, 3-5	Credit Tax Market
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-6	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 3-5	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-3	Market Leverage

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Instrument	Fund Code	Risk Type
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	1, 7	Credit Market Leverage
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1	Market Credit Liquidity
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 3-5	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	1, 3-5	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	1, 3-6	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES. The U.S. Treasury Securities Money Market Fund does not buy STRIPS and CUBES.	1-6	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1, 3-6	Market Credit Liquidity
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-6	Market Leverage Liquidity Credit

Investment Risks	Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the Fund’s efforts to control them), the value of your investments will be affected. Certain investments are more susceptible to these risks than others.

•   Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

• Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

• Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

• Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to

64

lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•   Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•   Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

• Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•   Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•   Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•   Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

•   U.S. Government Agency Securities. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

65

Privacy Policy

The JPMorgan Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•   Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•   Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc.

In general, JPMorgan Distribution Services, Inc. (JPMDS), as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http:// www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-123 (2/05)

MONEY MARKET FUNDS

Prospectus

JPMorgan Money Market Funds

February 19, 2005
Investor Shares

JPMorgan Cash Reserves Money Market Fund
JPMorgan U.S. Treasury Securities Money Market Fund

For Institutional Clients

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

CONTENTS

Fund Summaries: Investments, Risk & Performance
JPMorgan Cash Reserves Money Market Fund	1
JPMorgan U.S. Treasury Securities Money Market Fund	4

More About the Funds
Principal Investment Strategies	7
Investment Risks	8
Portfolio Quality and Maturity	10

How Your Account Works
Buying Fund Shares	11
Selling Fund Shares	15
Exchanging Fund Shares	16
Shareholder Servicing Fees	16

Shareholder Information
Voting Rights	19
Dividend Policies	19
Tax Treatment of Shareholders	19
Shareholder Statements and Reports	20
Availability of Proxy Voting Record	21
Portfolio Holdings Disclosure	21

Management of the Funds
The Adviser, the Administrator and the Distributor	22
Advisory Fees	22
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	23
Fund Manager Compensation and Fund Holdings	23

Legal Proceedings and Additional Fee and Expense Information	24
Financial Highlights	29
Appendix A: Investment Practices	30

JPMORGAN	Cash Reserves Money Market Fund

(formerly One Group® Prime Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Cash Reserves Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund’s greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1

FUND SUMMARY	Cash Reserves Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Investor Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	1.56%	4Q2000	Worst Quarter:	0.16%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS
Investor	8/1/85

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com

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FUND SUMMARY	Cash Reserves Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	INVESTOR
Investment Advisory Fees	.08%
Shareholder Servicing Fees	.35%
Other Expenses[1]	.11%
Total Annual Fund Operating Expenses	.54%
Fee Waiver and/or Expense Reimbursement[2]	(.02)%
Net Expenses	.52%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .52% of the average daily net assets of the Investor Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$53	$170	$298	$674
[1] Without contractual fee waivers, 1 Year expenses would be $55.

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JPMORGAN	U.S. Treasury Securities Money Market Fund

(formerly One Group® U.S. Treasury Securities Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in U. S. Treasury bills, notes and other obligations issued or guaranteed by the U. S. Treasury, and repurchase agreements collateralized by such obligations. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U. S. Treasury Securities Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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FUND SUMMARY	U.S. Treasury Securities Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Investor Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	1.52%	4Q2000	Worst Quarter:	0.14%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS
Investor	8/1/85

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

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FUND SUMMARY	U.S. Treasury Securities Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	INVESTOR
Investment Advisory Fees	.08%
Shareholder Servicing Fees	.35%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses[2]	.52%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.

[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .52% of the average daily net assets of the Investor Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the

Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$53	$167	$291	$653

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More About the Funds

Each of the two Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The two Funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN CASH RESERVES MONEY MARKET FUND.

•	The Fund invests only in U.S. dollar denominated securities.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	The Fund invests exclusively in money market instruments. These include:

1.	corporate notes;

2.	commercial paper;

3.	funding agreements;

4.	certificates of deposit; and

5.	bank obligations.

•	Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount

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appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

•	The Fund may lend its securities.

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.

JPMORGAN U.S. TREASURY SECURITIES MONEY MARKET FUND.

•	As a matter of fundamental policy, the Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreement collateralized by such obligations.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market funds limit such fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease as the value of a Fund’s investments increases and decreases to an extent greater than anticipated by the investment advisor. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

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U.S. GOVERNMENT SECURITIES. U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, a Fund may have to reinvest in securities with lower yields. In addition, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

DERIVATIVES. Each Fund may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

ILLIQUID INVESTMENTS. The Cash Reserves Money Market Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of                                  in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

Additional investment policies can be found in the Statement of Additional Information.

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PORTFOLIO QUALITY AND MATURITY

The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund’s average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition as determined under Rule 2a-7. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund’s assets (although there is no limit on government securities). Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund’s Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

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How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Investor Shares of these Funds. Financial Intermediaries may receive payments from JPMorgan Distribution Services, Inc. (JPMDS or the Distributor) or an affiliate. These payments are made at its or their own expense.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Investor Shares may be purchased by the general public.

You may purchase Fund shares through your Financial Intermediary or service organization. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase). Shares purchased this way will typically be held for you by the Financial Intermediary or service organization. You may also purchase shares directly from JPMorgan Funds Services.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

Shares are available on any business day that the Funds are open for business. The Funds will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund’s cut-off time, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If

11

your purchase order is accepted by the Fund or a Financial Intermediary before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or a Financial Intermediary or service organization accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund or a Financial Intermediary or service organization accepts your purchase order after the cut-off time, we will process it at the next day’s price.

If a Financial Intermediary or service organization holds your shares, it is the responsibility of the Financial Intermediary or service organization to send your purchase or redemption order to the Fund. Your Financial Intermediary or service organization may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

In addition, your Financial Intermediary or service organization may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for each Fund is:

CASH RESERVES MONEY MARKET FUND	4:00 P.M. ET
U.S. TREASURY SECURITIES MONEY MARKET FUND	4.00 P.M. ET

The Fund must receive “federal funds” before the Fund’s cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund’s close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN FUNDS SERVICES

1-800-480-4111

MINIMUM INVESTMENTS

Investor Shares are subject to a $1,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

Investor Shares accounts of certain former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The

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Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

GENERAL

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Selling Fund Shares.” Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

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All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The specific Fund in which you are investing.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

(EX: JPMORGAN ABC FUND-INVESTOR)

YOUR FUND NUMBER & ACCOUNT NUMBER

(EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by the Fund’s cut-off time on the day that you placed your order.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION

Tell your Financial Intermediary or service organization which Funds you want to buy and they will contact us. Your Financial Intermediary or service organization may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries or service organizations charge a single fee that covers all services.

The Fund or a Financial Intermediary or service organization must accept your order from your Financial Intermediary or service organization by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary or service organization may impose different minimum investments and earlier cut-off times.

Your service organization is paid by the Funds to assist you in establishing your account, executing transactions and monitoring your investment. Service organizations may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

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THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111

Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

JPMorgan Funds Services will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary or service organization, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary or service organization regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that JPMorgan Funds Services is accepting purchase orders. You will receive the next NAV per share calculated after JPMorgan Funds Services accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Your redemption proceeds will be paid within seven days after acceptance of the redemption request. However, the Funds will attempt to honor requests for same-day payment if the request is accepted by the Fund or a Financial Intermediary or service organization before the Fund’s cut-off time. If redemption requests are accepted by the Fund or a Financial Intermediary or service organization after a Fund’s cut-off time, the Fund will attempt to wire payment the next business day. The Funds also will attempt to honor requests for payment in two business days, if the redemption request is accepted by the Fund or a Financial Intermediary or service organization after a Fund’s cut-off time.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

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We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION

Tell your Financial Intermediary or service organization which Fund’s shares you want to sell. The Fund or a Financial Intermediary or service organization must accept an order by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary or service organization will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary or service organization may charge you for this service.

THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.

Or

Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

You can exchange your Investor Shares for shares of the same class in certain other JPMorgan Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. JPMorgan Funds Services do not charge a fee for this privilege. In addition, JPMorgan Funds Services may change the terms and conditions of your exchange upon 60 days’ written notice.

Generally an exchange between JPMorgan Funds is considered a sale and generally results in a gain or loss for federal income tax purposes. Carefully read the prospectus of the Fund you want to buy before making an exchange.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

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You can exchange your shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION

Tell your Financial Intermediary or service organization which Funds’ shares you want to exchange. They will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary or service organization may charge you for this service.

THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111 to ask for details.

SHAREHOLDER SERVICING FEES

JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS has agreed to provide certain shareholder services and other related services to the Funds. For performing these services, JPMDS, as shareholder servicing agent, will receive an annual fee of 0.35% of the average daily net assets of the Investor Shares of each Fund offered. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary or service organization. We may modify or cancel the sale of shares by telephone without notice.

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You may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchases and Redemption Information” in the Statement of Additional Information for more details about this process.

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Shareholder Information

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

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Taxation of Distributions

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund’s net investment income (generally, all of the Fund’s net investment income) will be taxable as ordinary income and will not qualify for any reduced rates that may apply to any “qualified dividend income.” It is not expected that the Fund’s distributions will consist of capital gains. Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares of any money market funds with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary or service organization will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary or service organization may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

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If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

THE ADVISER

Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                                  Funds. Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $         billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors.”

THE ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services 0.10% of the first $100 billion of average daily net assets of all Money Market Funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

THE DISTRIBUTOR

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Cash Reserves Money Market Fund	.08
JPMorgan U.S. Treasury Securities Money Market Fund	.08

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ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES —  REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase, such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program the majority of which is tied directly to relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/or its peer group competitors. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan also tied to investment performance. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

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Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names

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One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide

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services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Cash Reserves Money Market Fund	Investor	0.52%	0.52%	0.54%
JPMorgan U.S. Treasury Securities Money Market Fund	Investor	0.52%	0.52%	0.52%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

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“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMORGAN CASH RESERVES MONEY MARKET FUND	INVESTOR
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$53	5.00%	4.48%	4.48%
October 31, 2006	$56	10.25%	9.16%	4.48%
October 31, 2007	$60	15.76%	14.03%	4.46%
October 31, 2008	$63	21.55%	19.11%	4.46%
October 31, 2009	$66	27.63%	24.43%	4.46%
October 31, 2010	$69	34.01%	29.98%	4.46%
October 31, 2011	$72	40.71%	35.77%	4.46%
October 31, 2012	$75	47.75%	41.83%	4.46%
October 31, 2013	$78	55.13%	48.16%	4.46%
October 31, 2014	$82	62.89%	54.76%	4.46%
October 31, 2015	$85	71.03%	61.67%	4.46%

JPMORGAN U.S. TREASURY SECURITIES MONEY MARKET FUND	INVESTOR
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$53	5.00%	4.48%	4.48%
October 31, 2006	$56	10.25%	9.16%	4.48%
October 31, 2007	$58	15.76%	14.05%	4.48%
October 31, 2008	$61	21.55%	19.16%	4.48%
October 31, 2009	$63	27.63%	24.50%	4.48%
October 31, 2010	$66	34.01%	30.08%	4.48%
October 31, 2011	$69	40.71%	35.90%	4.48%
October 31, 2012	$72	47.75%	41.99%	4.48%
October 31, 2013	$75	55.13%	48.35%	4.48%
October 31, 2014	$79	62.89%	55.00%	4.48%
October 31, 2015	$82	71.03%	61.94%	4.48%

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Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

CASH RESERVES MONEY MARKET FUND INVESTOR	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.006	0.011	0.021	0.055	0.054
Distributions:
Net investment income	(0.006)	(0.011)	(0.021)	(0.055)	(0.054)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.65%	1.15%	2.14%	5.63%	5.51%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$3,898,608	$4,881,506	$5,325,870	$5,172,911	$6,224,509
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	0.65%	1.14%	2.12%	5.54%	5.39%
Ratio of expenses to average net assets*	0.54%	0.55%	0.55%	0.55%	0.55%

U.S. TREASURY SECURITIES MONEY MARKET FUND INVESTOR	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.005	0.010	0.020	0.052	0.050
Distributions:
Net investment income	(0.005)	(0.010)	(0.020)	(0.052)	(0.050)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.55%	0.99%	2.07%	5.31%	5.12%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$2,920,637	$3,912,526	$4,188,032	$3,941,215	$4,785,390
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.51%
Ratio of net investment income to average net assets	0.54%	0.99%	2.01%	5.25%	4.98%
Ratio of expenses to average net assets*	0.52%	0.53%	0.53%	0.54%	0.54%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

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Appendix A

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Cash Reserves Money Market Fund	1
JPMorgan U.S. Treasury Securities Money Market Fund	2

Instrument	Fund Code	Risk Type

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1	Credit Liquidity Market
Certificates of Deposit: Negotiable instruments with a stated maturity.	1	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1	Market Liquidity Management
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of thirteen months.	1	Market Credit Liquidity

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Instrument	Fund Code	Risk Type

Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1	Market Political Liquidity Foreign Investment
Investment Company Securities: Shares of other money market mutual funds, including JPMorgan money market funds and shares of other money market funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1	Market
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1	Prepayment Market Credit Regulatory Leverage
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1	Market Credit Political Regulatory Tax
Participation Interests: Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.	1	Credit Market Tax

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Instrument	Fund Code	Risk Type

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1,2	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1, 2	Market Leverage
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities and/or letters of credit as collateral.	1	Credit Market Leverage
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1	Market Credit Liquidity
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	1	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	1	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES. The U.S. Treasury Securities Money Market Fund does not buy STRIPS and CUBES.	1,2	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1	Market Credit Liquidity
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1,2	Market Leverage Liquidity Credit

32

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the Fund’s efforts to control them), the value of your investments will be affected. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

•	Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected.

33

Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

•	U.S. Government Agency Securities. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

34

Privacy Policy

The JPMorgan Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•	Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

•	Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•	Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, on our website, or through other means;

•	Information we receive from you through transactions, correspondence and other communications with us; and

•	Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc.

In general, JPMorgan Distribution Services, Inc. (JPMDS), as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111 or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-I-123 (2/05)

MONEY MARKET FUNDS

Prospectus

JPMorgan Money Market Funds

February 19, 2005

Institutional Class Shares

JPMorgan Cash Reserves Money Market Fund

JPMorgan U.S. Treasury Securities Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan Government Money Market Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Cash Reserves Money Market Fund

(formerly One Group® Prime Money Market Fund)

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Cash Reserves Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund’s greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1

FUND SUMMARY

Cash Reserves Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Investor Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Institutional Class Shares had not commenced operations. The performance shown is that of the Investor Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Institutional Class and Investor Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	1.56%	4Q2000	Worst Quarter:	0.16%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years
Investor[1]	8/1/85

[1]	As of the date of this prospectus, the Institutional Class Shares had not commenced operations. The average annual total returns shown are those of the Investor Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Institutional Class and Investor Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

2

FUND SUMMARY

Cash Reserves Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Institutional Class
Investment Advisory Fees	.08%
Shareholder Service Fees	.10%
Other Expenses[1]	.11%
Total Annual Fund Operating Expenses	.29%
Fee Waiver and/or Expense Reimbursement[2]	(.09)%
Net Expenses	.20%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .20% of the average daily net assets of the Institutional Class Shares from February 19, 2005 through October 31 ,2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 Year[1]	3 Years	5 Years	10 Years
$ 20	$ 77	$ 147	$ 353

[1] Without contractual fee waivers, 1 Year expenses would be $30.

3

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

U.S. Treasury Securities Money Market Fund

(formerly One Group® U.S. Treasury Securities Money Market Fund)

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U. S. Treasury Securities Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

4

FUND SUMMARY

U.S. Treasury Securities Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Investor Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Institutional Class Shares had not commenced operations. The performance shown is that of the Investor Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Institutional Class and Investor Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	1.52%	4Q2000	Worst Quarter:	0.14%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years
Investor[1]	8/1/85

[1]	As of the date of this prospectus, the Institutional Class Shares had not commenced operations. The average annual total returns shown are those of the Investor Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Institutional Class and Investor Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

5

FUND SUMMARY

U.S. Treasury Securities Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Institutional Class
Investment Advisory Fees	.08%
Shareholder Service Fees	.10%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses	.27%
Fee Waiver and/or Expense Reimbursement[2]	(.07)%
Net Expenses	.20%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .20% of the average daily net assets of the Institutional Class Shares from February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 Year[1]	3 Years	5 Years	10 Years
$ 20	$ 75	$ 140	$ 331

[1]	Without contractual fee waivers, 1 Year expenses would be $28.

6

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Municipal Money Market Fund

(formerly One Group® Municipal Money Market Fund)

What is the goal of the Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These instruments include short-term municipal securities, which provide tax-exempt income. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

7

FUND SUMMARY

Municipal Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Investor Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Institutional Class Shares had not commenced operations. The performance shown is that of the Investor Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Institutional Class and Investor Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	0.99%	4Q2000	Worst Quarter:	0.13%	3Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 6/4/87
Investor[1]	6/4/87

[1]	As of the date of this prospectus, the Institutional Class Shares had not commenced operations. The average annual total returns shown are those of the Investor Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Institutional Class and Investor Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

8

FUND SUMMARY

Municipal Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Institutional Class
Investment Advisory Fees	.08%
Shareholder Service Fees	.10%
Other Expenses[1]	.10%
Total Annual Fund Operating Expenses	.28%
Fee Waiver and/or Expense Reimbursement[2]	(.08)%
Net Expenses	.20%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .20% of the average daily net assets of the Institutional Class Shares from February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 Year[1]	3 Years	5 Years	10 Years
$ 20	$ 76	$ 143	$ 342

[1]	Without contractual fee waivers, 1 Year expenses would be $29.

9

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Government Money Market Fund

(formerly One Group® Government Money Market Fund)

What is the goal of the Fund?

The Fund seeks high current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term securities that are issued or guaranteed by the U.S. government or by U.S. government agencies and instrumentalities. Some of the securities purchased by the Fund may be subject to repurchase agreements. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contract, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

10

FUND SUMMARY

Government Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Capital Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Institutional Class Shares had not commenced operations. The performance shown is that of the Capital Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Capital Shares of the Fund are not offered in this prospectus. Institutional Class and Capital Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. Because Institutional Class Shares are subject to higher fees and expenses, their performance would have been lower than the performance of Capital Shares,

Best Quarter:	1.64%	3Q2000	Worst Quarter:	0.24%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 6/14/93
Capital[1]	6/14/93

[1]	As of the date of this prospectus, the Institutional Class Shares had not commenced operations. The average annual total returns shown are those of the Capital Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Capital Shares of the Fund are not offered in this prospectus. Institutional Class and Capital Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses. Because Institutional Class Shares are subject to higher fees and expenses, their performance would have been lower than the performance of Capital Shares.

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

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FUND SUMMARY

Government Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Institutional Class
Investment Advisory Fees	.08%
Shareholder Service Fees	.10%
Other Expenses[1]	.10%
Total Annual Fund Operating Expenses	.28%
Fee Waiver and/or Expense Reimbursement[2]	(.08)%
Net Expenses	.20%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .20% of the average daily net assets of the Institutional Class shares for the period beginning February 19, 2005 through February 19, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through February 19, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 Year[1]	3 Years	5 Years	10 Years
$20	$82	$149	$348

[1]	Without contractual fee waivers, 1 Year expenses would be $29.

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More About the Funds

Each of the four Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The four Funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN CASH RESERVES MONEY MARKET FUND.

•	The Fund invests only in U.S. dollar denominated securities.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	The Fund invests exclusively in money market instruments. These include:

1.	corporate notes;

2.	commercial paper;

3.	funding agreements;

4.	certificates of deposit; and

5.	bank obligations.

•	Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

•	The Fund may lend its securities.

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WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.

JPMORGAN U.S. TREASURY SECURITIES MONEY MARKET FUND.

•	As a matter of fundamental policy, the Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreement collateralized by such obligations.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

JPMORGAN MUNICIPAL MONEY MARKET FUND.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its total assets in municipal securities, the income from which is exempt from federal personal income tax. In addition, as a matter of fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from federal personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax.

•	The Fund may invest as much as 100% of its assets in municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

•	The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements. For a list of all the securities in which the Fund may invest, please read “Investment Practices” in Appendix A.

JPMORGAN GOVERNMENT MONEY MARKET FUND.

The Fund invests only in U.S. dollar denominated securities.

•	The Fund invests exclusively in short-term securities that are issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	In addition to fixed-rate government securities, the Fund also will invest in variable and floating rate government securities and other money market funds that have similar investment policies and objectives. These money market funds must only invest in securities with short-term ratings equivalent to or higher than those in which the Fund invests.

•	The Fund may lend its securities.

INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

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NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market funds limit such fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease as the value of a Fund’s investments increases and decreases to an extent greater than anticipated by the investment advisor. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

U.S. GOVERNMENT SECURITIES. U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, a Fund may have to reinvest in securities with lower yields. In addition, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

DERIVATIVES. Each Fund other than the U.S. Treasury Securities Money Market Fund may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

ILLIQUID INVESTMENTS. Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of                                          Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information. Additional investment policies can be found in the Statement of Additional Information.

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PORTFOLIO QUALITY AND MATURITY

The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund’s average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition as determined under Rule 2a-7. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund’s assets (although there is no limit on government securities). Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund’s Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

TEMPORARY DEFENSIVE POSITIONS

To respond to unusual market conditions, the Municipal Money Market Fund may invest all or most of its assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than longer-term investments, produce taxable income and prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

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How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds. Financial Intermediaries may receive payments from JPMorgan Distribution Services, Inc. (JPMDS or the Distributor) or an affiliate. These payments are made at its or their own expense.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Institutional Funds Services accepts your order.

Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase).

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest Call 1-800-766-7722 to obtain more information concerning the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

You may purchase Fund shares through a Financial Intermediary or service organization. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary or service organization. You may also purchase shares directly from JPMorgan Institutional Funds Services.

Shares are available on any business day that the Funds are open for business. The Funds will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund’s cut-off time, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund or a Financial Intermediary before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or a Financial Intermediary or service organization accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund or a Financial Intermediary or service organization accepts your purchase order after the cut-off time, we will process it at the next day’s price.

If a Financial Intermediary or service organization holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary or service organization may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

In addition, your Financial Intermediary or service organization may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for each Fund is:

CASH RESERVES MONEY MARKET FUND	4:00 P.M. ET

TREASURY SECURITIES MONEY MARKET FUND	4:00 P.M. ET

MUNICIPAL MONEY MARKET FUND	NOON ET

GOVERNMENT MONEY MARKET FUND	5.00 P.M. ET

The Fund must receive “federal funds” before the Fund’s cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund’s close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN INSTITUTIONAL FUNDS SERVICES

1-800-766-7722

MINIMUM INVESTMENTS

Institutional Class Shares are subject to a $10,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-766-7722.

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GENERAL

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Services

500 Stanton Christiana Road

Newark, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Institutional Funds Services by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares. Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

•	JPMorgan Institutional Funds Services; or

•	The specific Fund in which you are investing.

If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

(EX: JPMORGAN ABC FUND-INST)

YOUR FUND NUMBER & ACCOUNT NUMBER

(EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

(EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Institutional Funds Services does not receive payment by the Fund’s cut-off time on the day that you place your order.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION

Tell your Financial Intermediary or service organization which Funds you want to buy and they will contact us. Your Financial Intermediary or service organization may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries or service organizations charge a single fee that covers all services.

The Fund or a Financial Intermediary or service organization must accept your order by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary or service organization may impose different minimum investments and earlier cut-off times.

Your service organization is paid by the Funds to assist you in establishing your account, executing transactions and monitoring your investment. Service organizations may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

THROUGH JPMORGAN INSTITUTIONAL FUNDS SERVICES

Call 1-800-766-7722

Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Services

500 Stanton Christiana Road

Newark, DE 19713

JPMorgan Institutional Funds Services will accept your order when federal funds, a wire or a check is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary or service organization, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary or service organization regarding purchases, exchanges and redemptions.

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SELLING FUND SHARES

You can sell your shares on any day that JPMorgan Institutional Funds Services is accepting purchase orders. You will receive the next NAV per share calculated after JPMorgan Institutional Funds Services accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Your redemption proceeds will be paid within seven days after acceptance of the redemption request. However, the Funds will attempt to honor requests for same-day payment if the request is accepted by the Fund or a Financial Intermediary or service organization before the Fund’s cut-off time. If redemption requests are accepted by the Fund or a Financial Intermediary or service organization after a Fund’s cut-off time, the Fund will attempt to wire payment the next business day. The Funds also will attempt to honor requests for payment in two business days, if the redemption request is accepted by the Fund or a Financial Intermediary or service organization after a Fund’s cut-off time.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Institutional Funds Services for more details.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION

Tell your Financial Intermediary or service organization which Fund’s shares you want to sell. The Fund or a Financial Intermediary or service organization must accept an order by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Institutional Funds Services. Your Financial Intermediary or service organization may charge you for this service.

THROUGH JPMORGAN INSTITUTIONAL FUNDS SERVICES

Call 1-800-766-7722. We will mail you a check or send the proceeds by electronic transfer or wire to the bank account on our records.

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

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EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class in other JPMorgan Funds. All exchanges are subject to meeting any investment minimum or eligibility requirements.

JPMorgan Institutional Funds Services do not charge a fee for this privilege. In addition, JPMorgan Institutional Funds Services may change the terms and conditions of your exchange upon 60 days’ written notice.

Generally an exchange between JPMorgan Funds is considered a sale and generally results in a gain or loss for federal income tax purposes. Carefully read the prospectus of the Fund you want to buy before making an exchange.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION

Tell your Financial Intermediary or service organization which Funds’ shares you want to exchange. They will send the necessary documents to JPMorgan Institutional Funds Services. Your Financial Intermediary or service organization may charge you for this service.

THROUGH JPMORGAN INSTITUTIONAL FUNDS SERVICES

Call 1-800-766-7722 to ask for details.

SHAREHOLDER SERVICING FEES

The JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS has agreed to provide certain shareholder services and other related services to the Funds’ customers. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds Services

500 Stanton Christiana Road

Newark, DE 19713

Shares of the JPMorgan Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchases and Redemption Information” in the Statement of Additional Information for more details about this process.

20

Shareholder Information

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-766-7722.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions — Cash Reserves Money Market Fund, U.S. Treasury Securities Money Market Fund and Government Money Market Fund

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund’s net investment income (generally, all of the Fund’s net investment income) will be taxable as ordinary income and will not qualify for any reduced rates that may apply to any “qualified dividend income.” It is not expected that the Fund’s distributions will consist of capital gains. Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period.

21

Taxation of Dividends — Municipal Money Market Fund

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. These Funds may pay “exempt-interest dividends” if at least 50% of the value of Fund assets at the end of each quarter of the Fund’s taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally excludable from an investor’s gross income for regular federal income tax purposes. However, the receipt of exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares of any money market funds, particularly the Municipal Fund, with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe that they are members of the same family. If you would like to receive separate mailings, please call 1-800-766-7722 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-766-7722 or visit www.jpmorganfunds.com.

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AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will also be disclosed on a quarterly basis after the close of the quarter. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

23

Management of the Funds

THE ADVISER

Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day  investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                              Funds. Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In `addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $         billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

THE ADMINISTRATOR

JPMorgan Funds Management, Inc, (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services 0.10% of the first $100 billion of average daily net assets of all Money Market Funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

THE DISTRIBUTOR

JPMorgan Distribution Services, Inc, (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. Banc One Investment Advisors will be paid a fee based on an annual percentage of the average daily net assets of each Fund at the rate of .08%.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES — REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program the majority of which is tied directly to relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/ or peer group competitors. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan also tied to investment performance. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

24

Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds,

25

without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a reduced rate.

		Net Expense Ratio		Gross Expense Ratio
Fund	Class	As of November 1, 2004	As of February 19, 2005	As of February 19, 2005
JPMorgan Cash Reserves Money Market Fund	Institutional	0.20%	0.20%	0.29%
JPMorgan U.S. Treasury Securities Money Market Fund	Institutional	0.20%	0.20%	0.27%
JPMorgan Municipal Money Market Fund	Institutional	0.20%	0.20%	0.28%
JPMorgan Government Money Market Fund	Institutional	0.20%	0.20%	0.28%

A Fund’s annual return is reduced by its fees and expenses for that year. The example below is intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The example assumes the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

26

Your actual costs may be higher or lower than those shown.

JPMorgan Cash Reserves Money Market Fund

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$20	5.00%	4.80%	4.80%
October 31, 2006	$21	10.25%	9.83%	4.80%
October 31, 2007	$33	15.76%	15.00%	4.71%
October 31, 2008	$34	21.55%	20.42%	4.71%
October 31, 2009	$36	27.63%	26.09%	4.71%
October 31, 2010	$37	34.01%	32.03%	4.71%
October 31, 2011	$39	40.71%	38.25%	4.71%
October 31, 2012	$41	47.75%	44.76%	4.71%
October 31, 2013	$43	55.13%	51.58%	4.71%
October 31, 2014	$45	62.89%	58.72%	4.71%
October 31, 2015	$47	71.03%	66.19%	4.71%

JPMorgan U.S. Treasury Securities Money Market Fund

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$20	5.00%	4.80%	4.80%
October 31, 2006	$21	10.25%	9.83%	4.80%
October 31, 2007	$30	15.76%	15.03%	4.73%
October 31, 2008	$32	21.55%	20.47%	4.73%
October 31, 2009	$33	27.63%	26.16%	4.73%
October 31, 2010	$35	34.01%	32.13%	4.73%
October 31, 2011	$37	40.71%	38.38%	4.73%
October 31, 2012	$38	47.75%	44.93%	4.73%
October 31, 2013	$40	55.13%	51.78%	4.73%
October 31, 2014	$42	62.89%	58.96%	4.73%
October 31, 2015	$44	71.03%	66.48%	4.73%

JPMorgan Municipal Money Market Fund

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$20	5.00%	4.80%	4.80%
October 31, 2006	$21	10.25%	9.83%	4.80%
October 31, 2007	$31	15.76%	15.01%	4.72%
October 31, 2008	$33	21.55%	20.44%	4.72%
October 31, 2009	$35	27.63%	26.13%	4.72%
October 31, 2010	$36	34.01%	32.08%	4.72%
October 31, 2011	$38	40.71%	38.32%	4.72%
October 31, 2012	$40	47.75%	44.84%	4.72%
October 31, 2013	$42	55.13%	51.68%	4.72%
October 31, 2014	$43	62.89%	58.84%	4.72%
October 31, 2015	$46	71.03%	66.34%	4.72%

JPMorgan Government Money Market Fund

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$20	5.00%	4.80%	4.80%
October 31, 2006	$27	10.25%	9.77%	4.74%
October 31, 2007	$31	15.76%	14.95%	4.72%
October 31, 2008	$33	21.55%	20.38%	4.72%
October 31, 2009	$35	27.63%	26.06%	4.72%
October 31, 2010	$36	34.01%	32.01%	4.72%
October 31, 2011	$38	40.71%	38.24%	4.72%
October 31, 2012	$40	47.75%	44.77%	4.72%
October 31, 2013	$41	55.13%	51.60%	4.72%
October 31, 2014	$43	62.89%	58.76%	4.72%
October 31, 2015	$46	71.03%	66.25%	4.72%

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Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Because the Funds’ Institutional Class Shares had not yet commenced operations as of the date of this prospectus, the financial highlights shown are for the Funds’ Investor or Capital Shares (as applicable), which are not offered in this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

PRIME MONEY MARKET FUND

INVESTOR

	Year Ended June 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income	0.006	0.011	0.021	0.055	0.054

Distributions:
Net investment income	(0.006)	(0.011)	(0.021)	(0.055)	(0.054)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.65%	1.15%	2.14%	5.63%	5.51%
RATIOS/SUPPLEMENTARY DATA:

Net assets at end of period (000)	$3,898,608	$4,881,506	$5,325,870	$5,172,911	$6,224,509
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	0.65%	1.14%	2.12%	5.54%	5.39%
Ratio of expenses to average net assets*	0.54%	0.55%	0.55%	0.55%	0.55%

U.S. TREASURY SECURITIES MONEY MARKET FUND

INVESTOR

	Year Ended June 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income	0.005	0.010	0.020	0.052	0.050

Distributions:
Net investment income	(0.005)	(0.010)	(0.020)	(0.052)	(0.050)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.55%	0.99%	2.07%	5.31%	5.12%
RATIOS/SUPPLEMENTARY DATA:

Net assets at end of period (000)	$2,920,637	$3,912,526	$4,188,032	$3,941,215	$4,785,390
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.51%
Ratio of net investment income to average net assets	0.54%	0.99%	2.01%	5.25%	4.98%
Ratio of expenses to average net assets*	0.52%	0.53%	0.53%	0.54%	0.54%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

28

MUNICIPAL MONEY MARKET FUND

INVESTOR

	Year Ended June 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income	0.006	0.010	0.014	0.034	0.033

Distributions:
Net investment income	(0.006)	(0.010)	(0.014)	(0.034)	(0.033)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.61%	0.96%	1.45%	3.48%	3.38%
RATIOS/SUPPLEMENTARY DATA:

Net assets at end of period (000)	$867,509	$1,085,136	$1,290,395	$977,300	$969,070
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.46%
Ratio of net investment income to average net assets	0.60%	0.96%	1.38%	3.43%	3.31%
Ratio of expenses to average net assets*	0.53%	0.53%	0.53%	0.53%	0.54%

GOVERNMENT MONEY MARKET FUND

CAPITAL

	Year Ended June 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income	0.010	0.014	0.024	0.058	0.055

Distributions:
Net investment income	(0.010)	(0.014)	(0.024)	(0.058)	(0.055)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.97%	1.40%	2.45%	5.93%	5.69%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$7,157,361	$9,031,960	$5,951,880	$4,495,228	$3,433,100
Ratio of expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.16%
Ratio of net investment income to average net assets	0.96%	1.37%	2.40%	5.70%	5.54%

* During the period certain fees were reduced. If such fee had not occured, the ratios would have been as indicated.

29

Appendix A

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Cash Reserves Money Market Fund	1
JPMorgan U.S. Treasury Securities Money Market Fund	2
JPMorgan Municipal Money Market Fund	3
JPMorgan Government Money Market Fund	4

Instrument	Fund Code	Risk Type
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1, 3	Prepayment Market Credit Regulatory

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1, 3	Credit Liquidity Market

Certificates of Deposit: Negotiable instruments with a stated maturity.	1, 3	Market Credit Liquidity

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 3	Credit Liquidity Market

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1, 3	Market Liquidity Management

Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of 13 months.	1, 3	Market Credit Liquidity

Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1, 3	Market Political Liquidity Foreign Investment

Investment Company Securities: Shares of other money market mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1, 3, 4	Market

30

Instrument	Fund Code	Risk Type

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1, 3, 4	Prepayment Market Credit Regulatory Leverage

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1, 3	Market Credit Political Tax Regulatory

Participation Interests: Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.	1, 3	Credit Market Tax

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-4	Credit Market Liquidity

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 3	Liquidity Market

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-3	Market Leverage

Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	1, 4	Credit Market Leverage

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1	Market Credit Liquidity

Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 3	Liquidity Credit Market

Treasury Receipts: TRs, TIGRs and CATS.	1, 3	Market

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	1, 3, 4	Market Credit U.S. Govt. Agency

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES. The U.S. Treasury Securities Money Market Fund does not buy STRIPS and CUBES.	1-4	Market

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1, 3, 4	Market Credit Liquidity

When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-4	Market Leverage Liquidity Credit

31

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the Fund’s efforts to control them), the value of your investments will be affected. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

32

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•      Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•      Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc.

In general, JPMorgan Distribution Services, Inc. (JPMDS), as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-766-7722 or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

www.jpmorganfunds.com

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

MONEY MARKET FUNDS

Prospectus

JPMorgan Money Market Funds

February 19, 2005

Reserve Shares

JPMorgan Cash Reserves Money Market Fund
JPMorgan U.S. Treasury Securities Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund
JPMorgan Government Money Market Fund
JPMorgan U.S. Government Securities Money Market Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Cash Reserves Money Market Fund

(formerly One Group® Prime Money Market Fund)

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Cash Reserves Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund’s greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1

FUND SUMMARY

Cash Reserves Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year) — Reserve Shares (formerly Class A Shares)

Best Quarter:	1.50%	4Q2000	Worst Quarter:	0.10%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	Inception Date of Class	1 Year	5 Years	10 Years
Reserve	2/18/92

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

2

FUND SUMMARY

Cash Reserves Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Reserve
Investment Advisory Fees	.08%
Distribution (Rule 12b-1) Fees	.25%
Shareholder Service Fees	.30%
Other Expenses[1]	.11%
Total Annual Fund Operating Expenses[2]	.74%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .77% of the average daily net assets of the Reserve Shares from February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$ 76	$237	$411	$918

3

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

U.S. Treasury Securities Money Market Fund

(formerly One Group® U.S. Treasury Securities Money Market Fund)

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U. S. Treasury, and repurchase agreements collateralized by such obligations. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U. S. Treasury Securities Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

4

FUND SUMMARY

U.S. Treasury Securities Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year) — Reserve Shares (formerly Class A Shares)

Best Quarter:	1.45%	4Q2000	Worst Quarter:	0.07%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	Inception Date of Class	1 Year	5 Years	10 Years
Reserve	2/18/92

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

5

FUND SUMMARY

U.S. Treasury Securities Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Reserve
Investment Advisory Fees	.08%
Distribution (Rule 12b-1) Fees	.25%
Shareholder Service Fees	.30%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses[2]	.72%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .77% of the average daily net assets of the Reserve Shares from February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
78	230	401	894

6

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Municipal Money Market Fund

(formerly One Group® Municipal Money Market Fund)

What is the goal of the Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These instruments include short-term municipal securities, which provide tax-exempt income. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

7

FUND SUMMARY

Municipal Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year) — Reserve Shares (formerly Class A Shares)

Best Quarter:	0.93%	4Q2000	Worst Quarter:	0.07%	3Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 6/4/87
Reserve	2/18/92

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

8

FUND SUMMARY

Municipal Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Reserve
Investment Advisory Fees	.08%
Distribution (Rule 12b-1) Fees	.25%
Shareholder Service Fees	.30%
Other Expenses[1]	.10%
Total Annual Fund Operating Expenses	.73%
Fee Waiver and/or Expense Reimbursement[2]	(.03)%
Net Expenses	.70%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .70% of the average daily net assets of the Reserve Shares from February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided for the first year is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 Year[1]	3 Years	5 Years	10 Years
$72	$228	$401	$901

[1]	Without contractual fee waivers, 1 Year expenses would be $75.

9

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan

Michigan Municipal Money Market Fund

(formerly One Group® Michigan Municipal Money Market Fund)

What is the goal of the Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Michigan, which provide tax-exempt income. The Fund also may invest in municipal securities issued by other states. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Michigan Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Large Positions/Geographic Concentration. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Michigan municipal securities, the Fund’s performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Michigan issuances, certain factors particular to Michigan, including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives in Michigan, may have a disproportionately negative impact on the Fund’s investments.

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

10

FUND SUMMARY

Michigan Municipal Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year) — Reserve Shares (formerly Class A Shares)

Best Quarter:	0.92%	4Q2000	Worst Quarter:	0.05%	3Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 1/31/91
Reserve	1/31/91

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

11

FUND SUMMARY

Michigan Municipal Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Reserve
Investment Advisory Fees	.08%
Distribution (Rule 12b-1) Fees	.25%
Shareholder Service Fees	.30%
Other Expenses[1]	.12%
Total Annual Fund Operating Expenses	.75%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.70%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .70% of the average daily net assets of the Reserve Shares from February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 Year[1]	3 Years	5 Years	10 Years
$72	$231	$408	$922

[1]	Without contractual fee waivers, 1 Year expenses would be $77.

12

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Ohio Municipal Money Market Fund

(formerly One Group® Ohio Municipal Money Market Fund)

What is the goal of the Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Ohio, which provide tax-exempt income. The Fund may also invest in municipal securities issued by other states. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Ohio Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Large Positions/Geographically Concentrated. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Ohio municipal securities, the Fund’s performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Ohio issuances, certain factors particular to Ohio, including economic conditions, constitutional amendments, legislative and executive measures and voter initiatives in Ohio, may have a disproportionately negative impact on the Fund’s investments.

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

13

FUND SUMMARY

Ohio Municipal Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year) — Reserve Shares (formerly Class A Shares)

Best Quarter:	0.91%	4Q2000	Worst Quarter:	0.05%	3Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 1/26/93
Reserve	1/26/93

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

14

FUND SUMMARY

Ohio Municipal Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Reserve
Investment Advisory Fees	.08%
Distribution (Rule 12b-1) Fees	.25%
Shareholder Service Fee	.30%
Other Expenses[1]	.12%
Total Annual Fund Operating Expenses	.75%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.70%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .70% of the average daily net assets of the Reserve Shares from February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 Year[1]	3 Years	5 Years	10 Years
$72	$231	$408	$922

[1]	Without contractual fee waivers, 1 Year expenses would be $77.

15

FUND SUMMARY: Investments, Risk & Performance

JPMorgan

Government Money Market Fund

(formerly One Group® Government Money Market Fund)

What is the goal of the Fund?

The Fund seeks high current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term securities that are issued or guaranteed by the U.S. government or by U.S. government agencies and instrumentalities. Some of the securities purchased by the Fund may be subject to repurchase agreements. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contract, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

16

FUND SUMMARY

Government Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Capital Shares (formerly Class I Shares)

[1]	As of the date of this prospectus, the Reserve Shares had not commenced operations. The performance shown is that of the Capital Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Capital Shares of the Fund are not offered in this prospectus. Reserve and Capital Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. Because Reserve Shares are subject to higher fees and expenses than Capital Shares, their performance would have been lower than the performance of Capital Shares.

Best Quarter:	1.64%	3Q2000	Worst Quarter:	0.24%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	Inception Date of Class	1 Year	5 Years	10 Years	Performance Since 6/14/93
Capital Class	6/14/93

[1]	As of the date of this prospectus, the Reserve Shares had not commenced operations. The average annual total returns shown are those of the Capital Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Capital Shares of the Fund are not offered in this prospectus. Reserve and Capital Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses. Because Reserve Shares are subject to higher fees and expenses than Capital Shares, their performance would have been lower than the performance of Capital Shares.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

17

FUND SUMMARY

Government Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Reserve
Investment Advisory Fees	.08%
Distribution (Rule 12b-1) Fees	.25%
Shareholder Service Fees	.30%
Other Expenses[1]	.10%
Total Annual Fund Operating Expenses	.73%
Fee Waiver and/or Expense Reimbursement[2]	(.04)%
Net Expenses	.69%

[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .69% of the average daily net assets of the Reserve Shares for the period beginning February 19, 2005 through February 19, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided for the one year period is based upon the Net Expenses shown in the fee and expense table through February 19, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

Reserve
1 Year[1]	$70
3 Years	$229
5 Years	$402
10 Years	$903

[1]	Without contractual fee waivers, 1 Year expenses would be $75.

18

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

U.S. Government Securities Money Market Fund

(formerly One Group® U.S. Government Securities Money Market Fund)

What is the goal of the Fund?

The Fund seeks high current income consistent with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in short-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such securities. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U.S. Government Securities Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contract, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

19

FUND SUMMARY

U.S. Government Securities Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year) — Reserve Shares (formerly Class A Shares)

Best Quarter:	0.34%	1Q2002	Worst Quarter:	0.09%	3Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2003

	Inception Date of Class	1 Year	Performance Since 3/16/01
Reserve	3/16/01

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

20

FUND SUMMARY

U.S. Government Securities Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)	Reserve
Investment Advisory Fees	.08%
Distribution (Rule 12b-1) Fees	.25%
Shareholder Service Fees	.30%
Other Expenses[1]	.10%
Total Annual Fund Operating Expenses[2]	.73%

[2]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .77% of the average daily net assets of the Reserve Shares for the period beginning February 19, 2005 through February 19, 2006.

21

FUND SUMMARY

U.S. Government Securities Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses, based upon the fees and expenses in effect for the period commencing February 19, 2005, remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

1 Year	3 Years	5 Years	10 Years
$ 75	$233	$406	$906

22

More About the Funds

Each of the seven Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The seven Funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN CASH RESERVES MONEY MARKET FUND.

•	The Fund invests only in U.S. dollar denominated securities.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	The Fund invests exclusively in money market instruments. These include:

1.	corporate notes;

2.	commercial paper;

3.	funding agreements;

4.	certificates of deposit; and

5.	bank obligations.

•	Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

•	The Fund may lend its securities.

23

WHAT IS AVERAGE WEIGHTED MATURITY?
Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.

JPMORGAN U.S. TREASURY SECURITIES MONEY MARKET FUND.

•	As a matter of fundamental policy, the Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreement collateralized by such obligations.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

JPMORGAN MUNICIPAL MONEY MARKET FUND.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its total assets in municipal securities, the income from which is exempt from federal personal income tax. In addition, as a matter of fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from federal personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax.

•	The Fund may invest as much as 100% of its assets in municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

•	The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements. For a list of all the securities in which the Fund may invest, please read “Investment Practices” in Appendix A.

JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

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•	The Fund will acquire only those securities that present minimal credit risks.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

•	The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Michigan personal income tax.

•	The Fund also may invest up to 20% of its assets in non-Michigan municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Michigan as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

•	The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Michigan municipal securities that produce income that may be subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

•	The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

•	The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Ohio personal income tax.

•	The Fund also may invest up to 20% of its assets in non-Ohio municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Ohio, as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

•	The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Ohio municipal securities that produce income that may be subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

•	The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

JPMORGAN GOVERNMENT MONEY MARKET FUND.

•	The Fund invests only in U.S. dollar denominated securities.

•	The Fund invests exclusively in short-term securities that are issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	In addition to fixed-rate government securities, the Fund also will invest in variable and floating rate government securities and other money market funds that have similar investment policies and objectives. These money market funds must only invest in securities with short-term ratings equivalent to or higher than those in which the Fund invests.

•	The Fund may lend its securities.

JPMORGAN U.S. GOVERNMENT SECURITIES MONEY MARKET FUND.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

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NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

DIVERSIFICATION. The Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may be less diversified than money market funds that are not single state funds. This is because a single state fund may invest a significantly greater portion of its assets in the securities of a single issuer than can a “diversified” fund. In addition, each Fund’s investments are concentrated geographically. These concentrations increase the risk of loss to each Fund if the issuer of a security fails to make interest or principal payments or if the market value of a security declines. Investment in each Fund may entail more risks than an investment in another type of money market fund.

THE MICHIGAN ECONOMY. The Michigan Municipal Money Market Fund’s investments are concentrated in Michigan. The Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer, in part, the financing of education costs from property taxes to sales taxes.

THE OHIO ECONOMY. The Ohio Municipal Money Market Fund’s investments are concentrated in Ohio. While Ohio’s economy has become increasingly diversified, it continues to rely to a significant degree on durable goods manufacturing, such as automobiles, tires, steel and household appliances. These industries tend to be cyclical. Agriculture also is an important part of the Ohio economy, and the state has several programs that provide financial assistance to farmers. Although obligations issued by the state and its political subdivisions are payable from specific sources or taxes, future economic difficulties and the impact on state and local government finances may negatively affect the market value of the Ohio municipal securities held by the Ohio Municipal Money Market Fund.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market funds limit such fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease as the value of a Fund’s investments increases and decreases to an extent greater than anticipated by the investment advisor. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

U.S. GOVERNMENT SECURITIES. U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, a Fund may have to reinvest in securities with lower yields. In addition, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

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DERIVATIVES. Each Fund other than the U.S. Treasury Securities Money Market Fund may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

ILLIQUID INVESTMENTS. Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of                                       Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

Additional investment policies can be found in the Statement of Additional Information.

PORTFOLIO QUALITY AND MATURITY

The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund’s average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition as determined under Rule 2a-7. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund’s assets (although there is no limit on government securities). Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund’s Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

TEMPORARY DEFENSIVE POSITIONS

To respond to unusual market conditions, the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than longer-term investments, produce taxable income and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

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How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Reserve Shares of these Funds. Financial Intermediaries may receive payments from JPMorgan Distribution Services, Inc. (JPMDS or the Distributor) or an affiliate. These payments are made at its or their own expense.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Reserve Shares may be purchased by the general public. However, Reserve Shares are intended primarily for investors purchasing shares through a Financial Intermediary that is paid to assist investors in establishing accounts, executing transactions and monitoring their investment.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

You may purchase Fund shares through your Financial Intermediary or service organization. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase). Shares purchased this way will typically be held for you by the Financial Intermediary or service organization. You may also purchase Reserve Shares directly from JPMorgan Funds Services.

Shares are available on any business day that the Funds are open for business. The Funds will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund’s cut-off time, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund or a Financial Intermediary before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or a Financial Intermediary or service organization accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund or a Financial Intermediary or service organization accepts your purchase order after the cut-off time, we will process it at the next day’s price.

If a Financial Intermediary or service organization holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary or service organization may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

In addition, your Financial Intermediary or service organization may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for each Fund is:

CASH RESERVES MONEY MARKET FUND	4:00 P.M. ET

U.S. TREASURY SECURITIES MONEY MARKET FUND	4:00 P.M. ET

MUNICIPAL MONEY MARKET FUND	NOON ET

MICHIGAN MUNICIPAL MONEY MARKET FUND	NOON ET

OHIO MUNICIPAL MONEY MARKET FUND	NOON ET

GOVERNMENT MONEY MARKET FUND	5:00 P.M. ET

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND	4:00 P.M. ET

The Fund must receive “federal funds” before the Fund’s cut-off time shown above (unless the Fund closes early, in which case federal Funds must be received by the Fund’s close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN FUNDS SERVICES

1-800-480-4111

MINIMUM INVESTMENTS

Reserve Shares are subject to a $1,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

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GENERAL

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC.

Send the completed Account Application and a check to:

JPMorgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares. Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The specific Fund in which you are investing.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

(EX: JPMORGAN ABC FUND-RESERVE)

YOUR FUND NUMBER & ACCOUNT NUMBER

(EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by the Fund’s cut-off time on the day that you place your order.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION

Tell your Financial Intermediary or service organization which Funds you want to buy and they will contact us. Your Financial Intermediary or service organization may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries or service organizations charge a single fee that covers all services.

The Fund or a Financial Intermediary or service organization must accept your order by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary or service organization may impose different minimum investments and earlier cut-off times.

Your service organization is paid by the Funds to assist you in establishing your account, executing transactions and monitoring your investment. Service organizations may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from share-holders

•	Assisting customers with investment procedures.

THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111

Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

JPMorgan Funds Services will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

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If you purchase shares through a Financial Intermediary or service organization, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary or service organization regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that JPMorgan Funds Services is accepting purchase orders. You will receive the next NAV per share calculated after JPMorgan Funds Services accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Your redemption proceeds will be paid within seven days after acceptance of the redemption request. However, the Funds will attempt to honor requests for same-day payment if the request is accepted by the Fund or a Financial Intermediary or service organization before the Fund’s cut-off time. If redemption requests are accepted by the Fund or a Financial Intermediary or service organization after a Fund’s cut-off time, the Fund will attempt to wire payment the next business day. The Funds also will attempt to honor requests for payment in two business days, if the redemption request is accepted by the Fund or a Financial Intermediary or service organization after a Fund’s cut-off time.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.

You can sell your shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION

Tell your Financial Intermediary or service organization which Fund’s shares you want to sell. The Fund or a Financial Intermediary or service organization must accept an order or by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary or service organization will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary or service organization may charge you for this service.

THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

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EXCHANGING FUND SHARES

Reserve Shares of a Fund may be exchanged for shares of the same class in certain other JPMorgan Funds. All exchanges are subject to meeting any investment minimum or eligibility requirements.

JPMorgan Funds Services do not charge a fee for this privilege. In addition, JPMorgan Funds Services may change the terms and conditions of your exchange upon 60 days’ written notice.

Generally an exchange between JPMorgan Funds is considered a sale and generally results in a gain or loss for federal income tax purposes. Carefully read the prospectus of the Fund you want to buy before making an exchange.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION

Tell your Financial Intermediary or service organization which Funds’ shares you want to exchange. They will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary or service organization may charge you for this service.

THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111 to ask for details.

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RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Reserve Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Reserve Shares.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES

JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS has agreed to provide certain shareholder services to the Funds’ customers. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of the Reserve Shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balances in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Shares of the JPMorgan Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchases and Redemption Information” in the Statement of Additional Information for more details about this process.

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Shareholder Information

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions — Cash Reserves Money Market Fund, U.S. Treasury Securities Money Market Fund and U.S. Government Securities Money Market Fund.

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on an least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund’s net investment income (generally, all of the Fund’s net investment income) will be taxable as ordinary income and will not qualify for any reduced rates that may apply to any “qualified dividend income.” It is not expected that the Fund’s distributions will consist of capital gains. Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period.

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Taxation of Dividends — Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. These Funds may pay “exempt-interest dividends” if at least 50% of the value of Fund assets at the end of each quarter of the Fund’s taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally excludable from an investor’s gross income for regular federal income tax purposes. However, the receipt of exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

Taxation of Dividends — Michigan Municipal Money Market Fund

Dividends paid by the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Taxation of Dividends — Ohio Municipal Money Market Fund

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Dividends that are attributable to profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares of any money market funds, particularly the Municipal, Michigan Municipal or Ohio Municipal Money Market Funds, with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general

34

in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe that they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

THE ADVISER

Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the     day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                                      Funds. Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $             billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

THE ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services 0.10% of the first $100 billion of average daily net assets of all Money Market Funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

THE DISTRIBUTOR

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

Fund	Annual Rate as % of Average Daily Net Assets
JPMorgan Cash Reserves Money Market Fund	.08
JPMorgan U.S. Treasury Securities Money Market Fund	.08
JPMorgan Municipal Money Market Fund	.08
JPMorgan Michigan Municipal Money Market Fund	.08
JPMorgan Ohio Municipal Money Market Fund	.08
JPMorgan Government Money Market Fund	.08
JPMorgan U.S. Government Securities Money Market Fund	.08

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES — REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program the majority of which is tied directly to relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/ or peer group competitors. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan also tied to investment performance. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds,

37

without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors, and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

		Net Expense Ratio		Gross Expense Ratio
Fund	Class	As of November 1, 2004	As of February 19, 2005	As of February 19, 2005
JPMorgan Cash Reserves Money Market Fund	Reserve	0.77%	0.74%	0.74%
JPMorgan U.S. Treasury Securities Money Market Fund	Reserve	0.77%	0.72%	0.72%
JPMorgan Municipal Money Market Fund	Reserve	0.72%	0.70%	0.73%
JPMorgan Michigan Municipal Money Market Fund	Reserve	0.74%	0.70%	0.75%
JPMorgan Ohio Municipal Money Market Fund	Reserve	0.72%	0.70%	0.75%
JPMorgan Government Money Market Fund	Reserve	0.69%	0.69%	0.73%
JPMorgan U.S. Government Securities Money Market Fund	Reserve	0.77%	0.73%	0.73%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

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“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMorgan Cash Reserves Money Market Fund

	Reserve
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$77	5.00%	4.25%	4.25%
October 31, 2006	$79	10.25%	8.69%	4.26%
October 31, 2007	$82	15.76%	13.32%	4.26%
October 31, 2008	$86	21.55%	18.15%	4.26%
October 31, 2009	$89	27.63%	23.18%	4.26%
October 31, 2010	$93	34.01%	28.43%	4.26%
October 31, 2011	$97	40.71%	33.90%	4.26%
October 31, 2012	$101	47.75%	39.61%	4.26%
October 31, 2013	$106	55.13%	45.55%	4.26%
October 31, 2014	$110	62.89%	51.75%	4.26%
October 31, 2015	$115	71.03%	58.22%	4.26%

JPMorgan U.S. Treasury Securities Money Market Fund

	Reserve
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$75	5.00%	4.26%	4.26%
October 31, 2006	$77	10.25%	8.73%	4.28%
October 31, 2007	$80	15.76%	13.38%	4.28%
October 31, 2008	$83	21.55%	18.23%	4.28%
October 31, 2009	$87	27.63%	23.29%	4.28%
October 31, 2010	$91	34.01%	28.57%	4.28%
October 31, 2011	$95	40.71%	34.07%	4.28%
October 31, 2012	$99	47.75%	39.81%	4.28%
October 31, 2013	$103	55.13%	45.80%	4.28%
October 31, 2014	$107	62.89%	52.04%	4.28%
October 31, 2015	$112	71.03%	58.54%	4.28%

JPMorgan Municipal Money Market Fund

	Reserve
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$72	5.00%	4.29%	4.29%
October 31, 2006	$75	10.25%	8.78%	4.30%
October 31, 2007	$81	15.76%	13.42%	4.27%
October 31, 2008	$85	21.55%	18.27%	4.27%
October 31, 2009	$88	27.63%	23.32%	4.27%
October 31, 2010	$92	34.01%	28.58%	4.27%
October 31, 2011	$96	40.71%	34.07%	4.27%
October 31, 2012	$100	47.75%	39.80%	4.27%
October 31, 2013	$104	55.13%	45.77%	4.27%
October 31, 2014	$109	62.89%	51.99%	4.27%
October 31, 2015	$113	71.02%	58.48%	4.27%

JPMorgan Michigan Municipal Money Market Fund

	Reserve
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$73	5.00%	4.29%	4.29%
October 31, 2006	$75	10.25%	8.77%	4.30%
October 31, 2007	$83	15.76%	13.40%	4.25%
October 31, 2008	$87	21.55%	18.21%	4.25%
October 31, 2009	$91	27.63%	23.24%	4.25%
October 31, 2010	$94	34.01%	28.48%	4.25%
October 31, 2011	$98	40.71%	33.94%	4.25%
October 31, 2012	$103	47.75%	39.63%	4.25%
October 31, 2013	$107	55.13%	45.56%	4.25%
October 31, 2014	$111	62.89%	51.75%	4.25%
October 31, 2015	$116	71.03%	58.20%	4.25%

JPMorgan Ohio Municipal Money Market Fund

	Reserve
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$72	5.00%	4.29%	4.29%
October 31, 2006	$75	10.25%	8.78%	4.30%
October 31, 2007	$83	15.76%	13.40%	4.25%
October 31, 2008	$87	21.55%	18.22%	4.25%
October 31, 2009	$91	27.63%	23.25%	4.25%
October 31, 2010	$94	34.01%	28.48%	4.25%
October 31, 2011	$98	40.71%	33.94%	4.25%
October 31, 2012	$103	47.75%	39.64%	4.25%
October 31, 2013	$107	55.13%	45.57%	4.25%
October 31, 2014	$111	62.89%	51.76%	4.25%
October 31, 2015	$116	71.03%	58.21%	4.25%

JPMorgan Government Money Market Fund

	Reserve
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$70	5.00%	4.31%	4.31%
October 31, 2006	$76	10.25%	8.78%	4.28%
October 31, 2007	$81	15.76%	13.42%	4.27%
October 31, 2008	$85	21.55%	18.26%	4.27%
October 31, 2009	$88	27.63%	23.31%	4.27%
October 31, 2010	$92	34.01%	28.58%	4.27%
October 31, 2011	$96	40.71%	34.07%	4.27%
October 31, 2012	$100	47.75%	39.80%	4.27%
October 31, 2013	$104	55.13%	45.76%	4.27%
October 31, 2014	$109	62.89%	51.99%	4.27%
October 31, 2015	$113	71.03%	58.48%	4.27%

JPMorgan U.S. Government Securities Money Market Fund

	Reserve
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2005	$76	5.00%	4.26%	4.26%
October 31, 2006	$78	10.25%	8.71%	4.27%
October 31, 2007	$81	15.76%	13.35%	4.27%
October 31, 2008	$85	21.55%	18.19%	4.27%
October 31, 2009	$88	27.63%	23.24%	4.27%
October 31, 2010	$92	34.01%	28.50%	4.27%
October 31, 2011	$96	40.71%	33.99%	4.27%
October 31, 2012	$100	47.75%	39.71%	4.27%
October 31, 2013	$104	55.13%	45.67%	4.27%
October 31, 2014	$109	62.89%	51.89%	4.27%
October 31, 2015	$113	71.03%	58.38%	4.27%

39

Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Because the Reserve Shares of the Government Money Market Fund had not yet commenced operations as of the date of this prospectus, the financial highlights shown are for the Fund’s Capital Shares, which are not offered in this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

CASH RESERVES MONEY MARKET FUND

RESERVE

	Year Ended June 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income	0.004	0.009	0.019	0.052	0.051

Distributions:
Net investment income	(0.004)	(0.009)	(0.019)	(0.052)	(0.051)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.40%	0.89%	1.88%	5.37%	5.25%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$4,372,583	$5,744,025	$6,521,235	$7,342,790	$3,505,068
Ratio of expenses to average net assets	0.77%	0.77%	0.77%	0.77%	0.77%
Ratio of net investment income to average net assets	0.40%	0.90%	1.88%	5.01%	5.13%
Ratio of expenses to average net assets*	0.79%	0.80%	0.80%	0.80%	0.80%

U.S. TREASURY SECURITIES MONEY MARKET FUND

RESERVE

	Year Ended June 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income	0.003	0.007	0.018	0.049	0.048

Distributions:
Net investment income	(0.003)	(0.007)	(0.018)	(0.049)	(0.048)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	.29%	0.73%	1.81%	5.05%	4.86%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,702,965	$2,453,050	$3,162,893	$3,512,937	$1,846,153
Ratio of expenses to average net assets	0.77%	0.77%	0.77%	0.77%	0.76%
Ratio of net investment income to average net assets	0.29%	0.75%	1.80%	4.75%	4.74%
Ratio of expenses to average net assets*	0.77%	0.78%	0.78%	0.78%	0.79%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

40

MUNICIPAL MONEY MARKET FUND

RESERVE

	Year Ended June 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income	0.004	0.007	0.012	0.032	0.031

Distributions:
Net investment income	(0.004)	(0.007)	(0.012)	(0.032)	(0.031)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.36%	0.71%	1.20%	3.23%	3.12%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$375,729	$486,778	$534,947	$470,425	$438,468
Ratio of expenses to average net assets	0.70%	0.70%	0.69%	0.70%	0.71%
Ratio of net investment income to average net assets	0.35%	0.71%	1.19%	3.18%	3.06%
Ratio of expenses to average net assets*	0.78%	0.78%	0.77%	0.78%	0.79%

MICHIGAN MUNICIPAL MONEY MARKET FUND

RESERVE

	Year Ended June 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income	0.003	0.006	0.012	0.031	0.030

Distributions:
Net investment income	(0.003)	(0.006)	(0.012)	(0.031)	(0.030)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.31%	0.62%	1.16%	3.18%	3.06%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$53,414	$77,476	$62,408	$125,294	$76,294
Ratio of expenses to average net assets	0.73%	0.74%	0.72%	0.70%	0.72%
Ratio of net investment income to average net assets	0.31%	0.62%	1.21%	3.05%	3.03%
Ratio of expenses to average net assets*	0.81%	0.82%	0.80%	0.78%	0.81%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

41

OHIO MUNICIPAL MONEY MARKET FUND

RESERVE

	Year Ended June 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income	0.003	0.006	0.012	0.031	0.030

Distributions:
Net investment income	(0.003)	(0.006)	(0.012)	(0.031)	(0.030)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.30%	0.63%	1.17%	3.16%	3.06%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$59,971	$79,911	$90,602	$59,583	$29,842
Ratio of expenses to average net assets	0.72%	0.72%	0.71%	0.71%	0.70%
Ratio of net investment income to average net assets	0.30%	0.62%	1.17%	3.05%	3.00%
Ratio of expenses to average net assets*	0.75%	0.75%	0.75%	0.74%	0.77%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

RESERVE

	Year Ended June 30,			March 16, 2001 to June 30, 2001(A)
	2004	2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income	0.004	0.008	0.019	0.011

Distributions:
Net investment income	(0.004)	(0.008)	(0.019)	(0.011)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000

Total Return	0.38%	0.84%	1.91%	1.11	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$609,564	$743,618	$833,623	$749,460
Ratio of expenses to average net assets	0.77%	0.77%	0.77%	0.77	%(C)
Ratio of net investment income to average net assets	0.38%	0.84%	1.86%	3.72	%(C)
Ratio of expenses to average net assets*	0.77%	0.79%	0.79%	0.77	%(C)

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized (C) Annualized.

GOVERNMENT MONEY MARKET FUND

CAPITAL

	Year Ended June 30,
	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income	0.010	0.014	0.024	0.058	0.055

Distributions:
Net investment income	(0.010)	(0.014)	(0.024)	(0.058)	(0.055)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.97%	1.40%	2.45%	5.93%	5.69%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$7,157,361	$9,031,960	$5,951,880	$4,495,228	$3,433,100
Ratio of expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.16%
Ratio of net investment income to average net assets	0.96%	1.37%	2.40%	5.70%	5.54%

42

Appendix A

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Cash Reserves Money Market Fund	1
JPMorgan U.S. Treasury Securities Money Market Fund	2
JPMorgan Municipal Money Market Fund	3
JPMorgan Michigan Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
JPMorgan Government Money Market Fund	6
JPMorgan U.S. Government Securities Money Market Fund	7

Instrument	Fund Code	Risk Type
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1, 3-5	Prepayment Market Credit Regulatory

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1, 3-5	Credit Liquidity Market

Certificates of Deposit: Negotiable instruments with a stated maturity.	1, 3-5	Market Credit Liquidity

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 3-5	Credit Liquidity Market

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1, 3-5	Market Liquidity Management

Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of 13 months.	1, 3-5	Market Credit Liquidity

Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1, 3-5	Market Political Liquidity Foreign Investment

Investment Company Securities: Shares of other money market mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1, 3-7	Market

43

Instrument	Fund Code	Risk Type
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1, 3-7	Prepayment Market Credit Regulatory Leverage

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1, 3-5	Market Credit Political Tax Regulatory

Participation Interests: Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.	1, 3-5	Credit Tax Market

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-7	Credit Market Liquidity

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 3-5	Liquidity Market

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-3	Market Leverage

Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	1,6	Credit Market Leverage

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1	Market Credit Liquidity

Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 3-5	Liquidity Credit Market

Treasury Receipts: TRs, TIGRs and CATS.	1, 3-5	Market

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	1, 3-7	Market Credit U.S. Govt. Agency

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES. The U.S. Treasury Securities Money Market Fund does not buy STRIPS and CUBES.	1-7	Market

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1, 3-7	Market Credit Liquidity

When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-7	Market Leverage Liquidity Credit

44

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the Fund’s efforts to control them), the value of your investments will be affected. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

45

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•       Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•       Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc.

In general, JPMorgan Distribution Services, Inc. (JPMDS), as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your JPMorgan shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and         semi-annual reports to shareholders.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111 or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

www.jpmorganfunds.com

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

MONEY MARKET FUNDS

Prospectus

JPMorgan Money Market Funds

February 19, 2005

Capital Shares

JPMorgan Institutional Prime Money Market Fund
JPMorgan Treasury Only Money Market Fund
JPMorgan Government Money Market Fund
JPMorgan Cash Reserves Money Market Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

More About the Funds
Principal Investment Strategies	14
Investment Risks	16
Portfolio Quality and Maturity	18

How Your Account Works
Buying Fund Shares	19
Selling Fund Shares	23
Exchanging Fund Shares	24
Shareholder Servicing Fees	25

Shareholder Information
Voting Rights	27
Dividend Policies	27
Tax Treatment of Shareholders	27
Shareholder Statements and Reports	28
Availability of Proxy Voting Record	29
Portfolio Holdings Disclosure	29

Management of the Funds
The Adviser, the Administrator and the Distributor	30
Advisory Fees	30
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	31
Fund Manager Compensation and Fund Holdings	31

Legal Proceedings and Additional Fee and Expense Information	32
Financial Highlights	38
Appendix A: Investment Practices	40

JPMORGAN	Institutional Prime Money Market Fund

(formerly One Group® Institutional Prime Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. For more information about the Institutional Prime Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund’s greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1

FUND SUMMARY	Institutional Prime Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Capital Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	1.67%	4Q2000	Worst Quarter:	0.24%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	PERFORMANCE SINCE 4/19/99
Capital	4/19/99

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

2

FUND SUMMARY	Institutional Prime Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CAPITAL
Investment Advisory Fees	.08%
Shareholder Service Fees	.05%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses	.22%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.17%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .17% of the average daily net assets of the Capital Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$17	$62	$115	$272
[1] Without contractual fee waivers, 1 Year expenses would be $23.

3

JPMORGAN	Treasury Only Money Market Fund

(formerly One Group® Treasury Only Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks high current income with liquidity and stability of principal with the added assurance of a Fund that does not purchase securities that are subject to repurchase agreements.

What are the Fund’s main investment strategies?

The Fund invests exclusively in short-term U.S. Treasury bills, notes and bonds. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Treasury Only Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

4

FUND SUMMARY	Treasury Only Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Capital Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	1.55%	4Q2000	Worst Quarter:	0.21%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 4/16/93
Capital	4/16/93

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

5

FUND SUMMARY	Treasury Only Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CAPITAL
Investment Advisory Fees	.08%
Shareholder Service Fees	.05%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses	.22%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.17%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .17% of the average daily net assets of the Capital Shares for the period beginning February 19, 2005 through February 19, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through February 19, 2006 and Total Annual Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$17	$62	$115	$272
[1] Without contractual fee waivers, 1 Year expenses would be $23.

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JPMORGAN	Government Money Market Fund

(formerly One Group® Government Money

Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks high current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term securities that are issued or guaranteed by the U.S. government or by U.S. government agencies and instrumentalities. Some of the securities purchased by the Fund may be subject to repurchase agreements. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contract, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

7

FUND SUMMARY	Government Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Capital Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	1.64%	3Q2000	Worst Quarter:	0.24%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 6/14/93
Capital	6/14/93

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

8

FUND SUMMARY	Government Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CAPITAL
Investment Advisory Fees	.08%
Shareholder Service Fees	.05%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses	.22%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.17%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .17% of the average daily net assets of the Capital Shares for the period beginning February 19, 2005 through February 19, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through February 19, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$17	$62	$115	$272
[1] Without contractual fee waivers, 1 Year expenses would be $23.

9

JPMORGAN	Cash Reserves Money Market Fund

(formerly One Group® Prime Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Cash Reserves Money Market Fund’s investment strategies, please read “More About the Fund” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Fund” and “Investment Risks.”

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund’s greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

10

FUND SUMMARY	JPMorgan Cash Reserves Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Investor Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	As of the date of this prospectus, the Capital Shares of the Fund had not commenced operations. The performance shown is that of the Investor Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Capital and Investor Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	1.56%	4Q2000	Worst Quarter:	0.16%	4Q2003

11

FUND SUMMARY	JPMorgan Cash Reserves Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS
Investor[1]	8/1/85
[1]	As of the date of this prospectus, the Capital Shares of the Fund had not commenced operations. The average annual total returns shown are those of the Investor Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Capital and Investor Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

12

FUND SUMMARY	JPMorgan Cash Reserves Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CAPITAL
Investment Advisory Fees	.08%
Shareholder Service Fees	.05%
Other Expenses[1]	.11%
Total Annual Fund Operating Expenses	.24%
Fee Waiver and/or Expense Reimbursement[2]	(.08)%
Net Expenses	.16%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .16% of the average daily net assets of the Capital Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$16	$63	$121	$292
[1] Without contractual fee waivers, 1 Year expenses would be $25.

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More About the Funds

Each of the four Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The four Funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.”
A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN INSTITUTIONAL PRIME MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	The Fund invests exclusively in money market instruments. These include, but are not limited to:

1.	corporate notes;

2.	commercial paper;

3.	funding agreements;

4.	certificates of deposit; and

5.	bank obligations.

•	Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted

14

due to adverse economic conditions and if investing less than that amount appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

•	The Fund may lend its securities.

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.

JPMORGAN TREASURY ONLY MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

•	The Fund invests exclusively in short-term U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	The Fund may lend its securities.

JPMORGAN GOVERNMENT MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

•	The Fund invests exclusively in short-term securities that are issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	In addition to fixed-rate government securities, the Fund also will invest in variable and floating rate government securities and other money market funds that have similar investment policies and objectives. These money market

15

funds must only invest in securities with short-term ratings equivalent to or higher than those in which the Fund invests.

•	The Fund may lend its securities.

JPMORGAN CASH RESERVES MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	The Fund invests exclusively in money market instruments. These include:

1.	corporate notes;

2.	commercial paper;

3.	funding agreements;

4.	certificates of deposit; and

5.	bank obligations.

•	Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

•	The Fund may lend its securities.

INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

U.S. GOVERNMENT SECURITIES. U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

16

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market funds limit such fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease if the value of a Fund’s investments increases and decreases to an extent greater than anticipated by the investment advisor.

PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, a Fund may have to reinvest in securities with lower yields. In addition, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

DERIVATIVES. The Funds (other than the Treasury Only Money Market Fund) may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

ILLIQUID INVESTMENTS. Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of                                  Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

17

PORTFOLIO QUALITY AND MATURITY

The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund’s average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition as determined under Rule 2a-7. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund’s assets (although there is no limit on government securities). Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund’s Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

18

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Capital Shares of these Funds. Financial Intermediaries may receive payments from JPMorgan Distribution Services, Inc. (JPMDS or the Distributor) or an affiliate. These payments are made at its or their own expense.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Institutional Funds Services accepts your order.

Capital Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, financial institutions, states, municipalities and foundations.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

You may purchase Fund shares through your Financial Intermediary or service organization. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators or others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary or service organization. You may also purchase shares directly from JPMorgan Institutional Funds Services.

Shares are available on any business day that the Funds are open for business. The Funds will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund’s cut-off time, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If

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your purchase order is accepted by the Fund or a Financial Intermediary before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Funds may close earlier a few days a year if the Public Securities Association recommends that the U.S. government securities market close early.

If the Fund or a Financial Intermediary or service organization accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund or a Financial Intermediary or service organization accepts your purchase order after the cut-off time, we will process it at the next day’s price.

If a Financial Intermediary or service organization holds your shares, it is the responsibility of the Financial Intermediary or service organization to send your purchase or redemption order to the Fund. Your Financial Intermediary or service organization may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

In addition, your Financial Intermediary or service organization may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for each Fund is:

INSTITUTIONAL PRIME MONEY MARKET FUND	5:00 P.M. ET
TREASURY ONLY MONEY MARKET FUND	3:00 P.M. ET
GOVERNMENT MONEY MARKET FUND	5:00 P.M. ET
CASH RESERVES MONEY MARKET FUND	4:00 P.M. ET

The Fund must receive “federal funds” before the Fund’s cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund’s close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN INSTITUTIONAL FUNDS SERVICES

1-800-766-7722

MINIMUM INVESTMENTS

Capital Shares are subject to a $100,000,000 minimum investment requirement per Fund. Certain institutional investors may meet the minimum though the total

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amount of Capital Shares of the Fund for all such institutional investors with the Financial Intermediaries.

There are no minimum levels for subsequent purchases.

Capital Shares accounts of certain former One Group Funds opened on or before October 28, 2004 will be subject to a $1,000,000 minimum. Capital Shares accounts of certain former JPMorgan Funds opened after October 28, 2004 but on or before February 18, 2005 will be subject to a $20,000,000 minimum.

The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-766-7722.

GENERAL

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMORGAN INSTITUTIONAL FUNDS SERVICES

500 STANTON CHRISTIANA ROAD

NEWARK, DE 19713

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All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Institutional Funds Services by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares. Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The specific Fund in which you are investing.

If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-CAPITAL)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Institutional Funds Services does not receive payment by the Fund’s cut-off time on the day that you place your order.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY

Tell your Financial Intermediary or service organization which Funds you want to buy and they will contact us. Your Financial Intermediary or service organization may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries or service organizations charge a single fee that covers all services.

The Fund or a Financial Intermediary or service organization must accept your order from your Financial Intermediary or service organization by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary or service organization may impose different minimum investments and earlier cut-off times.

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Your service organization is paid by the Funds to assist you in establishing your account, executing transactions and monitoring your investment. Service organizations may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

THROUGH JPMORGAN INSTITUTIONAL FUNDS SERVICES

Call 1-800-766-7722

Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMORGAN INSTITUTIONAL FUNDS SERVICES

500 STANTON CHRISTIANA ROAD

NEWARK, DE 19713

The JPMorgan Institutional Funds Services will accept your order when federal funds, a wire or a check is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary or service organization, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary or service organization, regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that JPMorgan Institutional Funds Services is accepting purchase orders. You will receive the next NAV per share calculated after JPMorgan Institutional Funds Services accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Redemption proceeds will be paid within seven days after acceptance of the redemption request. However, the Funds will attempt to honor requests for same-day payment if the request is accepted by the Fund or a Financial Intermediary or service organization before the Fund’s cut-off time. If redemption requests are accepted by the Fund or a Financial Intermediary or service organization after a Fund’s cut-off time, the Fund will attempt to wire payment the next business day. The Funds also will attempt to honor requests for payment in two business days, if the redemption request is accepted by the Fund or a Financial Intermediary or service organization after a Fund’s cut-off time.

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If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Institutional Funds Services for more details.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY -

Tell your Financial Intermediary or service organization which Fund’s shares you want to sell. The Fund or a Financial Intermediary must accept an order by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary or service organization will send the necessary documents to the JPMorgan Institutional Funds Services. Your Financial Intermediary or service organization may charge you for this service.

THROUGH JPMORGAN INSTITUTIONAL FUNDS SERVICES

Call 1-800-766-7722. We will send the proceeds by wire to the bank account on our records.

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

You can exchange your Capital Shares for shares of the same class in certain other JPMorgan Funds. All exchanges are subject to meeting any investment minimum or eligibility requirements.

JPMorgan Institutional Funds Services do not charge a fee for this privilege. In addition, JPMorgan Institutional Funds Services may change the terms and conditions of your exchange upon 60 days’ written notice.

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Generally an exchange between JPMorgan Funds is considered a sale and generally results in a gain or loss for federal income tax purposes. Carefully read the prospectus of the Fund you want to buy before making an exchange.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION

Tell your Financial Intermediary or service organization which Funds’ shares you want to exchange. They will send the necessary documents to JPMorgan Institutional Funds Services. Your Financial Intermediary or service organization may charge you for this service.

THROUGH JPMORGAN INSTITUTIONAL FUNDS SERVICES

Call 1-800-766-7722 to ask for details.

SHAREHOLDER SERVICING FEES

JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS has agreed to provide certain shareholder services and other related services to the Funds. For performing these services, JPMDS as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the Capital Shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance in accordance with the

25

terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach JPMorgan Institutional Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary or service organization. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMORGAN INSTITUTIONAL FUNDS SERVICES

500 STANTON CHRISTIANA ROAD

NEWARK, DE 19713

Shares of the JPMorgan Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchases and Redemption Information” in the Statement of Additional Information for more details about this process.

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Shareholder Information

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-766-7722.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. Dividends you receive from a Fund,

27

whether reinvested or received in cash, will be taxable to you. Dividends from a Fund’s net investment income (generally, all of the Fund’s net investment income) will be taxable as ordinary income and will not qualify for any reduced rates that may apply to any “qualified dividend income.” It is not expected that the Fund’s distributions will consist of capital gains. Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year. Any gain resulting from the sale or an exchange of Fund shares generally will be taxable as long-term or short-term capital gains depending on your holding period.

Tax Information

The Form 1099 that is mailed to eligible taxpayers every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary or service organization will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-766-7722 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-766-7722 or visit www.jpmorganfunds.com.

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AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

THE ADVISER

Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                                   Funds. Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $     billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

THE ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all Money Market Funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

THE DISTRIBUTOR

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Institutional Prime Money Market Fund	.10
JPMorgan Treasury Only Money Market Fund	.08
JPMorgan Government Money Market Fund	.08
JPMorgan Cash Reserves Money Market Fund	.08

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ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES — REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a contingent deferred sales charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program the majority of which is tied directly to relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/or peer group competitors. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan also tied to investment performance. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

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Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege,

33

among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide

34

services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Institutional Prime Money Market Fund	Capital	0.16%	0.17%	0.22%
JPMorgan Treasury Only Money Market Fund	Capital	0.14%	0.17%	0.22%
JPMorgan Government Money Market Fund	Capital	0.14%	0.17%	0.22%
JPMorgan Cash Reserves Money Market Fund	Capital	0.16%	0.16%	0.24%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

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JPMORGAN INSTITUTIONAL PRIME MONEY MARKET FUND	CAPITAL
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$17	5.00%	4.83%	4.83%
October 31, 2006	$18	10.25%	9.90%	4.83%
October 31, 2007	$25	15.76%	15.15%	4.78%
October 31, 2008	$26	21.55%	20.65%	4.78%
October 31, 2009	$27	27.63%	26.42%	4.78%
October 31, 2010	$28	34.01%	32.46%	4.78%
October 31, 2011	$30	40.71%	38.80%	4.78%
October 31, 2012	$31	47.75%	45.43%	4.78%
October 31, 2013	$33	55.13%	52.38%	4.78%
October 31, 2014	$34	62.89%	59.67%	4.78%
October 31, 2015	$36	71.03%	67.30%	4.78%

JPMORGAN TREASURY ONLY MONEY MARKET FUND	CAPITAL
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$16	5.00%	4.84%	4.84%
October 31, 2006	$18	10.25%	9.90%	4.83%
October 31, 2007	$25	15.76%	15.16%	4.78%
October 31, 2008	$26	21.55%	20.66%	4.78%
October 31, 2009	$27	27.63%	26.43%	4.78%
October 31, 2010	$28	34.01%	32.47%	4.78%
October 31, 2011	$30	40.71%	38.80%	4.78%
October 31, 2012	$31	47.75%	45.44%	4.78%
October 31, 2013	$33	55.13%	52.39%	4.78%
October 31, 2014	$34	62.89%	59.67%	4.78%
October 31, 2015	$36	71.03%	67.31%	4.78%

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JPMORGAN GOVERNMENT MONEY MARKET FUND	CAPITAL
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$16	5.00%	4.84%	4.84%
October 31, 2006	$18	10.25%	9.90%	4.83%
October 31, 2007	$25	15.76%	15.16%	4.78%
October 31, 2008	$26	21.55%	20.66%	4.78%
October 31, 2009	$27	27.63%	26.43%	4.78%
October 31, 2010	$28	34.01%	32.47%	4.78%
October 31, 2011	$30	40.71%	38.80%	4.78%
October 31, 2012	$31	47.75%	45.44%	4.78%
October 31, 2013	$33	55.13%	52.39%	4.78%
October 31, 2014	$34	62.89%	59.67%	4.78%
October 31, 2015	$36	71.03%	67.31%	4.78%

JPMORGAN CASH RESERVES MONEY MARKET FUND	CAPITAL
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$16	5.00%	4.84%	4.84%
October 31, 2006	$17	10.25%	9.91%	4.84%
October 31, 2007	$27	15.76%	15.15%	4.76%
October 31, 2008	$28	21.55%	20.63%	4.76%
October 31, 2009	$30	27.63%	26.37%	4.76%
October 31, 2010	$31	34.01%	32.38%	4.76%
October 31, 2011	$33	40.71%	38.69%	4.76%
October 31, 2012	$34	47.75%	45.29%	4.76%
October 31, 2013	$36	55.13%	52.20%	4.76%
October 31, 2014	$37	62.89%	59.45%	4.76%
October 31, 2015	$39	71.03%	67.04%	4.76%

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Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Because Capital Shares of the Cash Reserves Money Market Fund had not yet commenced operations as of the date of this prospectus, the Financial Highlights for the Cash Reserves Money Market Fund are for the Fund’s Investor Shares, which are not offered in this prospectus. This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

INSTITUTIONAL PRIME MONEY MARKET FUND CAPITAL	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.010	0.015	0.025	0.058	0.057
Distributions:
Net investment income	(0.010)	(0.015)	(0.025)	(0.058)	(0.057)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.98%	1.47%	2.55%	6.01%	5.87%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$29,125,203	$27,593,051	$23,525,561	$10,441,614	$5,209,033
Ratio of expenses to average net assets	0.16%	0.16%	0.15%	0.15%	0.16%
Ratio of net investment income to average net assets*	0.98%	1.45%	2.34%	5.70%	6.04%
Ratio of expenses to average net assets*	0.16%	0.16%	0.17%	0.17%	0.18%

TREASURY ONLY MONEY MARKET FUND CAPITAL	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.009	0.013	0.023	0.054	0.051
Distributions:
Net investment income	(0.009)	(0.013)	(0.023)	(0.054)	(0.051)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.86%	1.31%	2.28%	5.51%	5.27%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$2,460,930	$2,824,350	$2,575,648	$1,824,084	$818,295
Ratio of expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.16%
Ratio of net investment income to average net assets	0.85%	1.30%	2.17%	5.09%	5.13%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

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GOVERNMENT MONEY MARKET FUND CAPITAL	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.010	0.014	0.024	0.058	0.055
Distributions:
Net investment income	(0.010)	(0.014)	(0.024)	(0.058)	(0.055)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.97%	1.40%	2.45%	5.93%	5.69%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$7,157,361	$9,031,960	$5,951,880	$4,495,228	$3,433,100
Ratio of expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.16%
Ratio of net investment income to average net assets	0.96%	1.37%	2.40%	5.70%	5.54%

CASH RESERVES MONEY MARKET FUND INVESTOR	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.006	0.011	0.021	0.055	0.054
Distributions:
Net investment income	(0.006)	(0.011)	(0.021)	(0.055)	(0.054)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.65%	1.15%	2.14%	5.63%	5.51%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$3,898,608	$4,881,506	$5,325,870	$5,172,911	$6,224,509
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	0.65%	1.14%	2.12%	5.54%	5.39%
Ratio of expenses to average net assets*	0.54%	0.55%	0.55%	0.55%	0.55%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

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Appendix A

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Institutional Prime Money Market Fund	1
JPMorgan Treasury Only Money Market Fund	2
JPMorgan Government Money Market Fund	3
JPMorgan Cash Reserves Money Market Fund	4

Instrument	Fund Code	Risk Type

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1, 4	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1, 4	Credit Liquidity Market
Certificates of Deposit: Negotiable instruments with a stated maturity.	1, 4	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 4	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1, 4	Market Liquidity Management

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Instrument	Fund Code	Risk Type

Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of 13 months.	1, 4	Market Credit Liquidity
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1, 4	Market Political Liquidity Foreign Investment
Investment Company Securities: Shares of other money market mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1, 3, 4	Market
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1, 3, 4	Prepayment Market Credit Regulatory Leverage
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1, 4	Market Credit Political Regulatory Tax
Participation Interests:  Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal
income tax.	1, 4	Credit Market Tax

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Instrument	Fund Code	Risk Type

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1, 3, 4	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 4	Liquidity Market
Reverse Repurchase Agreements : The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	4	Market Leverage
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit.	1-4	Credit Market Leverage
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1, 4	Market Credit Liquidity
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 4	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	1, 4	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	1, 3, 4	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes and bonds, STRIPs and CUBEs.	1-4	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1, 3, 4	Market Credit Liquidity
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-4	Market Leverage Liquidity

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INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the Fund’s efforts to control them), the value of your investments will be affected. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

43

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

44

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•	Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

•	Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•	Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, on our website, or through other means;

•	Information we receive from you through transactions, correspondence and other communications with us; and

•	Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc.

In general, JPMorgan Distribution Services, Inc. (JPMDS), as distributor for JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-766-7722 or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-124 (2/05)

MONEY MARKET FUNDS

Prospectus

JPMorgan Money Market Funds

February 19, 2005 Premier Shares

JPMorgan Institutional Prime Money Market Fund
JPMorgan Treasury Only Money Market Fund
JPMorgan Government Money Market Fund
JPMorgan Cash Reserves Money Market Fund
JPMorgan U.S. Treasury Securities Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan U.S. Government Securities Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

More About the Funds
Principal Investment Strategies	35
Investment Risks	39
Portfolio Quality and Maturity	41

How Your Account Works
Buying Fund Shares	43
Selling Fund Shares	47
Exchanging Fund Shares	48
Shareholder Servicing Fees	49

Shareholder Information
Voting Rights	51
Dividend Policies	51
Tax Treatment of Shareholders	51
Shareholder Statements and Reports	53
Availability of Proxy Voting Record	54
Portfolio Holdings Disclosure	54

Management of the Funds
The Adviser, the Administrator and the Distributor	55
Advisory Fees	55
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	56
Fund Manager Compensation and Fund Holdings	56

Legal Proceedings and Additional Fee and Expense Information	57
Financial Highlights	66
Appendix A: Investment Practices	71

JPMORGAN	Institutional Prime Money Market Fund

(formerly One Group® Institutional Prime Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. For more information about the Institutional Prime Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund’s greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

1

FUND SUMMARY	Institutional Prime Money Market Fund

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Premier Shares (formerly Class S Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	Historical performance shown for Premier Shares prior to their inception is based on the performance of Capital Shares the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Best Quarter:	1.61%	4Q2000	Worst Quarter:	0.18%	4Q2003

2

FUND SUMMARY	Institutional Prime Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	PERFORMANCE SINCE 4/19/99
Premier	4/10/00
[1]	Historical performance shown for Premier Shares prior to their inception is based on the performance of Capital Shares the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

3

FUND SUMMARY	Institutional Prime Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	PREMIER
Investment Advisory Fees	.08%
Shareholder Service Fees	.30%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses	.47%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.42%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .42% of the average daily net assets of the Premier Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$43	$142	$254	$583
[1] Without contractual fee waivers, 1 Year expenses would be $48.

4

JPMORGAN	Treasury Only Money Market Fund

(formerly One Group® Treasury Only Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks high current income with liquidity and stability of principal with the added assurance of a Fund that does not purchase securities that are subject to repurchase agreements.

What are the Fund’s main investment strategies?

The Fund invests exclusively in short-term U.S. Treasury bills, notes and bonds. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Treasury Only Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

5

FUND SUMMARY	Treasury Only Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Premier Shares (formerly Class S Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	Historical performance shown for Premier Shares prior to its inception is based on the performance of Capital Shares, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Best Quarter:	1.49%	4Q2000	Worst Quarter:	0.15%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 4/16/93
Premier	4/10/00
[1]	Historical performance shown for Premier Shares prior to its inception is based on the performance of Capital Shares, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

6

FUND SUMMARY	Treasury Only Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	PREMIER
Investment Advisory Fees	.08%
Shareholder Service Fees	.30%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses	.47%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.42%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .42% of the average daily net assets of the Premier Shares for the period beginning February 19, 2005 through February 19, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through February 19, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$43	$146	$258	$587
[1] Without contractual fee waivers, 1 Year expenses would be $48.

7

JPMORGAN	Government Money Market Fund

(formerly One Group® Government Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks high current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term securities that are issued or guaranteed by the U.S. government or by U.S. government agencies and instrumentalities. Some of the securities purchased by the Fund may be subject to repurchase agreements. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contract, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

8

FUND SUMMARY	Government Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Premier Shares (formerly Class S Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	Historical performance shown for Premier Shares prior to its inception is based on the performance of Capital Shares, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Best Quarter:	1.58%	4Q2000	Worst Quarter:	0.18%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 6/14/93
Premier	4/10/00
[1]	Historical performance shown for Premier Shares prior to its inception is based on the performance of Capital Shares, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

9

FUND SUMMARY	Government Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	PREMIER
Investment Advisory Fees	.08%
Shareholder Service Fees	.30%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses	.47%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.42%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .42% of the average daily net assets of the Premier Shares for the period beginning February 19, 2005 through February 19, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through February 19, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$43	$146	$258	$587
[1] Without contractual fee waivers, 1 Year expenses would be $48.

10

JPMORGAN	Cash Reserves Money Market Fund

(formerly One Group® Prime Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Cash Reserves Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund’s greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

11

FUND SUMMARY	Cash Reserves Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Investor Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	As of the date of this prospectus, the Premier Shares of the Fund had not commenced operations. The performance shown is that of the Investor Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Premier and Investor Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	1.56%	4Q2000	Worst Quarter:	0.16%	4Q2003

12

FUND SUMMARY	Cash Reserves Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS
Investor	8/1/85
[1]	As of the date of this prospectus, the Premier Shares of the Fund had not commenced operations. The average annual total returns shown are those of the Investor Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Premier and Investor Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

13

FUND SUMMARY	Cash Reserves Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	PREMIER
Investment Advisory Fees	.08%
Shareholder Service Fees	.30%
Other Expenses[1]	.11%
Total Annual Fund Operating Expenses	.49%
Fee Waiver and/or Expense Reimbursement[2]	(.04)%
Net Expenses	.45%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .45% of the average daily net assets of the Premier Shares from February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$46	$150	$267	$609
[1] Without contractual fee waivers, 1 Year expenses would be $50.

14

JPMORGAN	U.S. Treasury Securities Money Market Fund

(formerly One Group® U. S. Treasury Securities Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U. S. Treasury, and repurchase agreements collateralized by such obligations. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U. S. Treasury Securities Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

15

FUND SUMMARY	U.S. Treasury Securities Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Investor Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	As of the date of this prospectus, the Premier Shares had not commenced operations. The performance shown is that of the Investor Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Premier and Investor Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

Best Quarter:	1.52%	4Q2000	Worst Quarter:	0.14%	4Q2003

16

FUND SUMMARY	U.S. Treasury Securities Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS
Investor	8/1/85
[1]	As of the date of this prospectus, the Premier Shares had not commenced operations. The average annual total returns shown is that of the Investor Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Premier and Investor Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

17

FUND SUMMARY	U.S. Treasury Securities Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	PREMIER
Investment Advisory Fees	.08%
Shareholder Service Fees	.30%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses	.47%
Fee Waiver and/or Expense Reimbursement[2]	(.02)%
Net Expenses	.45%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .45% of the average daily net assets of the Premier Shares from February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$46	$147	$260	$588
[1] Without contractual fee waivers, 1 Year expenses would be $48.

18

JPMORGAN	Municipal Money Market Fund

(formerly One Group® Municipal Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These instruments include short-term municipal securities, which provide tax-exempt income. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

19

FUND SUMMARY	Municipal Money Market Fund

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

20

FUND SUMMARY	Municipal Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) —  Premier Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	0.99%	4Q2000	Worst Quarter:	0.13%	3Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 6/4/87
Premier	6/4/87

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

21

FUND SUMMARY	Municipal Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	PREMIER
Investment Advisory Fees	.08%
Shareholder Servicing Fees	.30%
Other Expenses[1]	.10%
Total Annual Fund Operating Expenses	.48%
Fee Waiver and/or Expense Reimbursement[2]	(.03)%
Net Expenses	.45%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .45% of the average daily net assets of the Premier Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$46	$149	$263	$599
[1] Without contractual fee waivers, 1 Year expenses would be $49.

22

JPMORGAN	U.S. Government Securities Money Market Fund

(formerly One Group® U.S. Government Securities Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks high current income consistent with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in short-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such securities. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U.S. Government Securities Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality may affect the liquidity and make it difficult for the Fund to sell a security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contract, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

23

FUND SUMMARY	U.S. Government Securities Money Market Fund

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

24

FUND SUMMARY	U.S. Government Securities Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Premier Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	0.40%	1Q2002	Worst Quarter:	0.16%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	PERFORMANCE SINCE 3/16/01
Premier	3/16/01

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

25

FUND SUMMARY	U.S. Government Securities Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	PREMIER
Investment Advisory Fees	.08%
Shareholder Servicing Fees	.30%
Other Expenses[1]	.10%
Total Annual Fund Operating Expenses[2]	.48%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .52% of the average daily net assets of the Premier Shares for the period beginning February 19, 2005 through February 19, 2006.

Examples

The examples are intended to help you compare the cost of investing in the

Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through February 19, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$49	$154	$269	$604

26

JPMORGAN	Michigan Municipal Money Market Fund

(formerly One Group® Michigan Municipal Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Michigan, which provide tax-exempt income. The Fund also may invest in municipal securities issued by other states. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Michigan Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Large Positions/Geographic Concentration. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer.

27

FUND SUMMARY	Michigan Municipal Money Market Fund

Because of these rules and the relatively small number of issuers of Michigan municipal securities, the Fund’s performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Michigan issuances, certain factors particular to Michigan, including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives in Michigan, may have a disproportionately negative impact on the Fund’s investments.

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

28

FUND SUMMARY	Michigan Municipal Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Premier Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on March 22, 1999. Historical performance shown for Premier Shares prior to their inception is based on the performance of Reserve Shares, the original class offered. Prior class performance has not been adjusted to reflect the differences in expenses between classes.

Best Quarter:	0.98%	4Q2000	Worst Quarter:	0.12%	3Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 1/31/91
Premier	3/30/96
[1]	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on March 22, 1999. Historical performance shown for Premier Shares prior to their inception is based on the performance of Reserve Shares, the original class offered. Prior class performance has not been adjusted to reflect the differences in expenses between classes.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

29

FUND SUMMARY	Michigan Municipal Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	PREMIER
Investment Advisory Fees	.08%
Shareholder Servicing Fees	.30%
Other Expenses[1]	.12%
Total Annual Fund Operating Expenses	.50%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.45%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .45% of the average daily net assets of the Premier Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$46	$152	$271	$620
[1] Without contractual fee waivers, 1 Year expenses would be $51.

30

JPMORGAN	Ohio Municipal Money Market Fund

(formerly One Group® Ohio Municipal Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Ohio, which provide tax-exempt income. The Fund may also invest in municipal securities issued by other states. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Ohio Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Large Positions/Geographically Concentrated. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer.

31

FUND SUMMARY	Ohio Municipal Money Market Fund

Because of these rules and the relatively small number of issuers of Ohio municipal securities, the Fund’s performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Ohio issuances, certain factors particular to Ohio, including economic conditions, constitutional amendments, legislative and executive measures and voter initiatives in Ohio, may have a disproportionately negative impact on the Fund’s investments.

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

32

FUND SUMMARY	Ohio Municipal Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year) — Premier Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Best Quarter:	0.97%	4Q2000	Worst Quarter:	0.11%	3Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 1/26/93
Premier	6/9/93
[1]	Historical performance shown for Premier Shares prior to its inception is based on the performance of Reserve Shares, the original class offered. Prior class performance has not been adjusted to reflect the differences in expenses between classes.

To obtain current yield information, call toll-free 1-800-480-4111 or visit www.jpmorganfunds.com.

33

FUND SUMMARY	Ohio Municipal Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	PREMIER
Investment Advisory Fees	.08%
Shareholder Servicing Fees	.30%
Other Expenses[1]	.12%
Total Annual Fund Operating Expenses	.50%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.45%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .45% of the average daily net assets of the Premier Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses in shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$46	$152	$271	$620
[1] Without contractual fee waivers, 1 Year expenses would be $51.

34

More About the Funds

Each of the nine Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The nine Funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.”
A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN INSTITUTIONAL PRIME MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	The Fund invests exclusively in money market instruments. These include, but are not limited to:

1.	corporate notes;

2.	commercial paper;

3.	funding agreements;

4.	certificates of deposit; and

5.	bank obligations.

•	Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount

35

appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

•	The Fund may lend its securities.

WHAT IS AVERAGE WEIGHTED MATURITY?
Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.

JPMORGAN TREASURY ONLY MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

•	The Fund invests exclusively in short-term U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	The Fund may lend its securities.

JPMORGAN GOVERNMENT MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

•	The Fund invests exclusively in short-term securities that are issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	In addition to fixed-rate government securities, the Fund also will invest in variable and floating rate government securities and other money market funds that have similar investment policies and objectives. These money market funds must only invest in securities with short-term ratings equivalent to or higher than those in which the Fund invests.

•	The Fund may lend its securities.

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JPMORGAN CASH RESERVES MONEY MARKET FUND.

•	The Fund invests only in U.S. dollar denominated securities.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	The Fund invests exclusively in money market instruments. These include:

1.	corporate notes;

2.	commercial paper;

3.	funding agreements;

4.	certificates of deposit; and

5.	bank obligations.

•	Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

•	The Fund may lend its securities.

JPMORGAN U.S. TREASURY SECURITIES MONEY MARKET FUND.

•	As a matter of fundamental policy, the Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreement collateralized by such obligations.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

JPMORGAN MUNICIPAL MONEY MARKET FUND.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

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•	As a matter of fundamental policy, the Fund will invest at least 80% of its total assets in municipal securities, the income from which is exempt from federal personal income tax. In addition, as a matter of fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from federal personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax.

•	The Fund may invest as much as 100% of its assets in municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

•	The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements. For a list of all the securities in which the Fund may invest, please read “Investment Practices” in Appendix A.

JPMORGAN U.S. GOVERNMENT SECURITIES MONEY MARKET FUND.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that are issued or guaranteed by the U. S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

•	The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Michigan personal income tax.

•	The Fund also may invest up to 20% of its assets in non-Michigan municipal securities, i.e., municipal securities issued by states, territories and possessions

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of the United States, including the District of Columbia, other than Michigan as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

•	The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Michigan municipal securities that produce income that may be subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

•	The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

•	The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Ohio personal income tax.

•	The Fund also may invest up to 20% of its assets in non-Ohio municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Ohio, as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

•	The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Ohio municipal securities that produce income that may be subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

•	The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

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DIVERSIFICATION. The Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may be less diversified than money market funds that are not single state funds. This is because a single state fund may invest a significantly greater portion of its assets in the securities of a single issuer than can a “diversified” fund. In addition, each Fund’s investments are concentrated geographically. These concentrations increase the risk of loss to each Fund if the issuer of a security fails to make interest or principal payments or if the market value of a security declines. Investment in each Fund may entail more risks than an investment in another type of money market fund.

THE MICHIGAN ECONOMY. The Michigan Municipal Money Market Fund’s investments are concentrated in Michigan. The Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer, in part, the financing of education costs from property taxes to sales taxes.

THE OHIO ECONOMY. The Ohio Municipal Money Market Fund’s investments are concentrated in Ohio. While Ohio’s economy has become increasingly diversified, it continues to rely to a significant degree on durable goods manufacturing, such as automobiles, tires, steel and household appliances. These industries tend to be cyclical. Agriculture also is an important part of the Ohio economy, and the state has several programs that provide financial assistance to farmers. Although obligations issued by the state and its political subdivisions are payable from specific sources or taxes, future economic difficulties and the impact on state and local government finances may negatively affect the market value of the Ohio municipal securities held by the Ohio Municipal Money Market Fund.

U.S. GOVERNMENT SECURITIES. U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market funds limit such

40

fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease if the value of a Fund’s investments increases and decreases to an extent greater than anticipated by the investment advisor.

PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, a Fund may have to reinvest in securities with lower yields. In addition, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

DERIVATIVES. The Funds (other than the Treasury Only Money Market Fund and the U.S. Treasury Securities Money Market Fund) may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

ILLIQUID INVESTMENTS. Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of                                          Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

PORTFOLIO QUALITY AND MATURITY

The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund’s average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition as determined under Rule 2a-7. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund’s assets (although there is no limit on government securities). Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund’s Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

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TEMPORARY DEFENSIVE POSITIONS

To respond to unusual market conditions, the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than longer-term investments, produce taxable income and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While these Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

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How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Premier Shares of these Funds. Financial Intermediaries may receive payments from JPMorgan Distribution Services, Inc. (JPMDS or the Distributor) or an affiliate. These payments are made at its or their own expense.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Premier Shares may be purchased by the general public.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

You may purchase Fund shares through your Financial Intermediary or service organization. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators or others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary or service organization. You may also purchase shares directly from JPMorgan Funds Services.

Shares are available on any business day that the Funds are open for business. The Funds will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund’s cut-off time, purchase orders accepted by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund or a Financial Intermediary or service organization before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not,

43

it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or a Financial Intermediary or service organization accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund or a Financial Intermediary or service organization accepts your purchase order after the cut-off time, we will process it at the next day’s price.

If a Financial Intermediary or service organization holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary or service organization may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

In addition, your Financial Intermediary or service organization may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for each Fund is:

INSTITUTIONAL PRIME MONEY MARKET FUND	5:00 P.M. ET
TREASURY ONLY SECURITIES MONEY MARKET FUND	3:00 P.M. ET
GOVERNMENT MONEY MARKET FUND	5:00 P.M. ET
CASH RESERVES MONEY MARKET FUND	4:00 P.M. ET
U.S. TREASURY SECURITIES MONEY MARKET FUND	4:00 P.M. ET
MUNICIPAL MONEY MARKET FUND	NOON ET
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND	4:00 P.M. ET
MICHIGAN MUNICIPAL MONEY MARKET FUND	NOON ET
OHIO MUNICIPAL MONEY MARKET FUND	NOON ET

The Fund must receive “federal funds” before the Fund’s cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund’s close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN FUNDS SERVICES

1-800-480-4111

MINIMUM INVESTMENTS

Premier Shares are subject to a $1,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

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Premier Shares accounts of certain JPMorgan Funds (other than certain former One Group Funds) opened prior to February 18, 2005 will be subject to a minimum of $100,000. Premier Shares accounts of the JPMorgan Municipal Money Market Fund, the JPMorgan U.S. Government Securities Money Market Fund, the JPMorgan Michigan Municipal Money Market Fund and the JPMorgan Ohio Municipal Money Market Fund opened on or before February 18, 2005 will be subject to a minimum of $200,000.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

GENERAL

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse

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“third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares. Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The specific Fund in which you are investing.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-PREMIER)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by the Fund’s cut-off time on the day that you placed your order.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY

Tell your Financial Intermediary or service organization which Funds you want to buy and they will contact us. Your Financial Intermediary or service organization may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries or service organizations charge a single fee that covers all services.

The Fund or a Financial Intermediary or service organization must accept your order from your Financial Intermediary or service organization by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary or service organization may impose different minimum investments and earlier cut-off times.

Your service organization is paid by the Funds to assist you in establishing your account, executing transactions and monitoring your investment. Service organizations may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

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•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111

Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

JPMorgan Funds Services will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary or service organization, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary or service organization, regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that JPMorgan Funds Services is accepting purchase orders. You will receive the next NAV per share calculated after JPMorgan Funds Services accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Your redemption proceeds will be paid within seven days after acceptance of the redemption request. However, the Funds will attempt to honor requests for same-day payment if the request is accepted by the Fund or a Financial Intermediary or service organization, before the Fund’s cut-off time. If redemption requests are accepted by the Fund or a Financial Intermediary or service organization, after a Fund’s cut-off time, the Fund will attempt to wire payment the next business day. The Funds also will attempt to honor requests for payment in two business days, if the redemption request is accepted by the Fund or a Financial Intermediary or service organization after a Fund’s cut-off time.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

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You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling shares. Contact JPMorgan Funds Services for more details.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION

Tell your Financial Intermediary or service organization which Fund’s shares you want to sell. The Fund or a Financial Intermediary must accept an order by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary or service organization will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our record.

Or

Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

You can exchange your Premier Shares for shares of the same class in certain other JPMorgan Funds. All exchanges are subject to meeting any investment minimum or eligibility requirements.

JPMorgan Funds Services do not charge a fee for this privilege. In addition, JPMorgan Funds Services may change the terms and conditions of your exchange upon 60 days’ written notice.

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Generally an exchange between JPMorgan Funds is considered a sale and generally results in a gain or loss for federal income tax purposes. Carefully read the prospectus of the Fund you want to buy before making an exchange.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY OR SERVICE ORGANIZATION

Tell your Financial Intermediary or service organization which Funds’ shares you want to exchange. They will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary or service organization may charge you for this service.

THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111 to ask for details.

SHAREHOLDER SERVICING FEES

JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS has agreed to provide certain shareholder services and other related services to the Funds. For performing these services, JPMDS as shareholder servicing agent, will receive an annual fee of 0.30% of the average daily net assets of the Premier Shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

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You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528

BOSTON, MA 02266-8528

Shares of the JPMorgan Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);
3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchases and Redemption Information” in the Statement of Additional Information for more details about this process.

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Shareholder Information

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. Dividends you receive from a Fund,

51

whether reinvested or received in cash, will be taxable to you. Dividends from a Fund’s net investment income (generally, all of the Fund’s net investment income) will be taxable as ordinary income and will not qualify for any reduced rates that may apply to any “qualified dividend income.” It is not expected that the Fund’s distributions will consist of capital gains. Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year. Any gain resulting from the sale or an exchange of Fund shares generally will be taxable as long-term or short-term capital gains depending on your holding period.

Taxation of Dividends — Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. These Funds may pay “exempt-interest dividends” if at least 50% of the value of Fund assets at the end of each quarter of the Fund’s taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally excludable from an investor’s gross income for regular federal income tax purposes. However, the receipt of exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

Taxation of Dividends — Michigan Municipal Money Market Fund

Dividends paid by the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Taxation of Dividends — Ohio Municipal Money Market Fund

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation.

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Dividends that are attributable to profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual. If you are considering purchasing shares of any money market funds with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary or service organization will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

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If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the prior business day. Not later than sixty days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

THE ADVISER

Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                                               Funds. Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $       billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

THE ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all Money Market Funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

THE DISTRIBUTOR

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Institutional Prime Money Market Fund	.10
JPMorgan Treasury Only Money Market Fund	.08
JPMorgan Government Money Market Fund	.08
JPMorgan Cash Reserves Money Market Fund	.08
JPMorgan U.S. Treasury Securities Money Market Fund	.08
JPMorgan Municipal Money Market Fund	.08
JPMorgan U.S. Government Securities Money Market Fund	.08
JPMorgan Michigan Municipal Money Market Fund	.08
JPMorgan Ohio Municipal Money Market Fund	.08

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ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES — REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program the majority of which is tied directly to relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/or peer group competitors. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan also tied to investment performance. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase & Co. restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

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Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege,

58

among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense

59

Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Institutional Prime Money Market Fund	Premier	0.41%	0.42%	0.47%
JPMorgan Treasury Only Money Market Fund	Premier	0.39%	0.42%	0.47%
JPMorgan Government Money Market Fund	Premier	0.39%	0.42%	0.47%
JPMorgan Cash Reserves Money Market Fund	Premier	0.45%	0.45%	0.49%
JPMorgan U.S. Treasury Securities Money Market Fund	Premier	0.45%	0.45%	0.47%
JPMorgan Municipal Money Market Fund	Premier	0.47%	0.45%	0.48%
JPMorgan U.S. Government Securities Money Market Fund	Premier	0.52%	0.48%	0.48%
JPMorgan Michigan Municipal Money Market Fund	Premier	0.49%	0.45%	0.50%
JPMorgan Ohio Municipal Money Market Fund	Premier	0.47%	0.45%	0.50%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements

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memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMORGAN INSTITUTIONAL PRIME MONEY MARKET FUND	PREMIER
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$43	5.00%	4.58%	4.58%
October 31, 2006	$45	10.25%	9.37%	4.58%
October 31, 2007	$53	15.76%	14.33%	4.53%
October 31, 2008	$55	21.55%	19.51%	4.53%
October 31, 2009	$57	27.63%	24.92%	4.53%
October 31, 2010	$60	34.01%	30.58%	4.53%
October 31, 2011	$63	40.71%	36.49%	4.53%
October 31, 2012	$66	47.75%	42.68%	4.53%
October 31, 2013	$69	55.13%	49.14%	4.53%
October 31, 2014	$72	62.89%	55.90%	4.53%
October 31, 2015	$75	71.03%	62.96%	4.53%

JPMORGAN TREASURY ONLY MONEY MARKET FUND	PREMIER
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$42	5.00%	4.59%	4.59%
October 31, 2006	$45	10.25%	9.38%	4.58%
October 31, 2007	$53	15.76%	14.33%	4.53%
October 31, 2008	$55	21.55%	19.51%	4.53%
October 31, 2009	$57	27.63%	24.93%	4.53%
October 31, 2010	$60	34.01%	30.59%	4.53%
October 31, 2011	$63	40.71%	36.50%	4.53%
October 31, 2012	$66	47.75%	42.69%	4.53%
October 31, 2013	$69	55.13%	49.15%	4.53%
October 31, 2014	$72	62.89%	55.91%	4.53
October 31, 2015	$75	71.03%	62.97%	4.53%

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JPMORGAN GOVERNMENT MONEY MARKET FUND	PREMIER
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$42	5.00%	4.59%	4.59%
October 31, 2006	$45	10.25%	9.38%	4.58%
October 31, 2007	$53	15.76%	14.33%	4.53%
October 31, 2008	$55	21.55%	19.51%	4.53%
October 31, 2009	$57	27.63%	24.93%	4.53%
October 31, 2010	$60	34.01%	30.59%	4.53%
October 31, 2011	$63	40.71%	36.50%	4.53%
October 31, 2012	$66	47.75%	42.69%	4.53%
October 31, 2013	$69	55.13%	49.15%	4.53%
October 31, 2014	$72	62.89%	55.91%	4.53%
October 31, 2015	$75	71.03%	62.97%	4.53%

JPMORGAN CASH RESERVES MONEY MARKET FUND	PREMIER
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$46	5.00%	4.55%	4.55%
October 31, 2006	$48	10.25%	9.31%	4.55%
October 31, 2007	$55	15.76%	14.24%	4.51%
October 31, 2008	$57	21.55%	19.39%	4.51%
October 31, 2009	$60	27.63%	24.77%	4.51%
October 31, 2010	$63	34.01%	30.40%	4.51%
October 31, 2011	$65	40.71%	36.28%	4.51%
October 31, 2012	$68	47.75%	42.43%	4.51%
October 31, 2013	$71	55.13%	48.85%	4.51%
October 31, 2014	$75	62.89%	55.56%	4.51%
October 31, 2015	$78	71.03%	62.58%	4.51%

62

JPMORGAN U.S. TREASURY SECURITIES MONEY MARKET FUND	PREMIER
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$46	5.00%	4.55%	4.55%
October 31, 2006	$48	10.25%	9.31%	4.55%
October 31, 2007	$53	15.76%	14.26%	4.53%
October 31, 2008	$55	21.55%	19.43%	4.53%
October 31, 2009	$57	27.63%	24.84%	4.53%
October 31, 2010	$60	34.01%	30.50%	4.53%
October 31, 2011	$63	40.71%	36.41%	4.53%
October 31, 2012	$66	47.75%	42.59%	4.53%
October 31, 2013	$69	55.13%	49.05%	4.53%
October 31, 2014	$72	62.89%	55.80%	4.53%
October 31, 2015	$75	71.03%	62.86%	4.53%

JPMORGAN MUNICIPAL MONEY MARKET FUND	PREMIER
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$47	5.00%	4.54%	4.54%
October 31, 2006	$48	10.25%	9.30%	4.55%
October 31, 2007	$54	15.76%	14.24%	4.52%
October 31, 2008	$56	21.55%	19.40%	4.52%
October 31, 2009	$59	27.63%	24.80%	4.52%
October 31, 2010	$61	34.01%	30.44%	4.52%
October 31, 2011	$64	40.71%	36.34%	4.52%
October 31, 2012	$67	47.75%	42.50%	4.52%
October 31, 2013	$70	55.13%	48.94%	4.52%
October 31, 2014	$73	62.89%	55.67%	4.52%
October 31, 2015	$76	71.03%	67.71%	4.52%

63

JPMORGAN U.S. GOVERNMENT SECURITIES MONEY MARKET FUND	INVESTOR
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$50	5.00%	4.51%	4.51%
October 31, 2006	$51	10.25%	9.23%	4.52%
October 31, 2007	$54	15.76%	14.17%	4.52%
October 31, 2008	$56	21.55%	19.33%	4.52%
October 31, 2009	$59	27.63%	24.72%	4.52%
October 31, 2010	$61	34.01%	30.36%	4.52%
October 31, 2011	$64	40.71%	36.25%	4.52%
October 31, 2012	$67	47.75%	42.41%	4.52%
October 31, 2013	$70	55.13%	48.85%	4.52%
October 31, 2014	$73	62.89%	55.58%	4.52%
October 31, 2015	$76	71.03%	62.61%	4.52%

JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND	INVESTOR
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$47	5.00%	4.54%	4.54%
October 31, 2006	$48	10.25%	9.29%	4.55%
October 31, 2007	$56	15.76%	14.21%	4.50%
October 31, 2008	$58	21.55%	19.35%	4.50%
October 31, 2009	$61	27.63%	24.72%	4.50%
October 31, 2010	$64	34.01%	30.34%	4.50%
October 31, 2011	$67	40.71%	36.20%	4.50%
October 31, 2012	$70	47.75%	42.33%	4.50%
October 31, 2013	$73	55.13%	48.73%	4.50%
October 31, 2014	$76	62.89%	55.43%	4.50%
October 31, 2015	$79	71.03%	67.42%	4.50%

64

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND	INVESTOR
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$47	5.00%	4.54%	4.54%
October 31, 2006	$48	10.25%	9.30%	4.55%
October 31, 2007	$56	15.76%	14.22%	4.50%
October 31, 2008	$58	21.55%	19.36%	4.50%
October 31, 2009	$61	27.63%	24.73%	4.50%
October 31, 2010	$64	34.01%	30.34%	4.50%
October 31, 2011	$67	40.71%	36.21%	4.50%
October 31, 2012	$70	47.75%	42.34%	4.50%
October 31, 2013	$73	55.13%	48.74%	4.50%
October 31, 2014	$76	62.89%	55.44%	4.50%
October 31, 2015	$79	71.03%	62.43%	4.50%

65

Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Because the Cash Reserves Money Market Fund and the U.S. Treasury Securities Money Market Fund Premier Shares had not yet commenced operations as of the date of this prospectus, the financial highlights shown are for the Fund’s Investor Shares, which are not offered in this prospectus. This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

INSTITUTIONAL PRIME MONEY MARKET FUND PREMIER	YEAR ENDED JUNE 30,				APRIL 10, 2000 TO JUNE 30, 2000(A)
	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.007	0.012	0.023	0.056	0.014
Distributions:
Net investment income	(0.007)	(0.012)	(0.023)	(0.056)	(0.014)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.73%	1.22%	2.31%	5.80%	1.38	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$1,247,607	$1,377,373	$921,196	$541,712	$44,707
Ratio of expenses to average net assets	0.41%	0.41%	0.39%	0.35%	0.35	%(C)
Ratio of net investment income to average net assets	0.73%	1.17%	2.22%	5.08%	6.29	%(C)
Ratio of expenses to average net assets*	0.41%	0.41%	0.42%	0.42%	0.44	%(C)

TREASURY ONLY MONEY MARKET FUND PREMIER	YEAR ENDED JUNE 30,				APRIL 10, 2000 TO JUNE 30, 2000(A)
	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.006	0.011	0.020	0.052	0.012
Distributions:
Net investment income	(0.006)	(0.011)	(0.020)	(0.052)	(0.012)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.61%	1.06%	2.04%	5.29%	1.24	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$385,810	$284,571	$138,436	$97,251	$122,569
Ratio of expenses to average net assets	0.39%	0.39%	0.38%	0.35%	0.35	%(C)
Ratio of net investment income to average net assets	0.60%	0.99%	1.89%	5.30%	5.53	%(C)
Ratio of expenses to average net assets*	0.39%	0.39%	0.39%	0.40%	0.41	%(C)

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

66

GOVERNMENT MONEY MARKET FUND PREMIER	YEAR ENDED JUNE 30,				APRIL 10, 2000 TO JUNE 30, 2000(A)
	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.007	0.011	0.022	0.056	0.013
Distributions:
Net investment income	(0.007)	(0.011)	(0.022)	(0.056)	(0.013)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.72%	1.15%	2.21%	5.71%	1.35	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$728,456	$770,196	$699,907	$778,727	$215,079
Ratio of expenses to average net assets	0.39%	0.39%	0.37%	0.35%	0.35	%(C)
Ratio of net investment income to average net assets	0.71%	1.13%	2.24%	5.33%	5.97	%(C)
Ratio of expenses to average net assets*	0.39%	0.39%	0.39%	0.39%	0.40	%(C)

CASH RESERVES MONEY MARKET FUND INVESTOR	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.006	0.011	0.021	0.055	0.054
Distributions:
Net investment income	(0.006)	(0.011)	(0.021)	(0.055)	(0.054)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.65%	1.15%	2.14%	5.63%	5.51%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$3,898,608	$4,881,506	$5,325,870	$5,172,911	$6,224,509
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	0.65%	1.14%	2.12%	5.54%	5.39%
Ratio of expenses to average net assets*	0.54%	0.55%	0.55%	0.55%	0.55%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

67

U.S. TREASURY SECURITIES MONEY MARKET FUND INVESTOR	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.005	0.010	0.020	0.052	0.050
Distributions:
Net investment income	(0.005)	(0.010)	(0.020)	(0.052)	(0.050)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.55%	0.99%	2.07%	5.31%	5.12%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$2,920,637	$3,912,526	$4,188,032	$3,941,215	$4,785,390
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.51%
Ratio of net investment income to average net assets	0.54%	0.99%	2.01%	5.25%	4.98%
Ratio of expenses to average net assets*	0.52%	0.53%	0.53%	0.54%	0.54%

* During the period, certain fees were reduced. If such fee reduction had not occurred, the ratios would have been as indicated.

MUNICIPAL MONEY MARKET FUND PREMIER	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	$0.006	0.010	0.014	0.034	0.033
Distributions:
Net investment income	$(0.006)	(0.010)	(0.014)	(0.034)	(0.033)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.61%	0.96%	1.45%	3.48%	3.38%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$867,509	$1,085,136	$1,290,395	$977,300	$969,070
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.46%
Ratio of net investment income to average net assets	0.60%	0.96%	1.38%	3.43%	3.31%
Ratio of expenses to average net assets*	0.53%	0.53%	0.53%	0.53%	0.54%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

68

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND PREMIER	YEAR ENDED JUNE 30,			MARCH 16, 2001 TO JUNE 30, 2001(A)
	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	$0.006	0.011	0.021	0.012
Distributions:
Net investment income	$(0.006)	(0.011)	(0.021)	(0.012)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000
Total Return	0.63%	1.09%	2.17%	1.18	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$102,748	$137,221	$94,003	$95,179
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52	%(C)
Ratio of net investment income to average net assets	0.63%	1.10%	2.11%	4.00	%(C)
Ratio of expenses to average net assets*	0.53%	0.54%	0.54%	0.53	%(C)

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

MICHIGAN MUNICIPAL MONEY MARKET FUND PREMIER	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.006	0.009	0.014	0.034	0.033
Distributions:
Net investment income	(0.006)	(0.009)	(0.014)	(0.034)	(0.033)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.56%	0.87%	1.41%	3.44%	3.32%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$112,753	$64,146	$83,008	$100,673	$111,900
Ratio of expenses to average net assets	0.47%	0.49%	0.47%	0.45%	0.47%
Ratio of net investment income to average net assets	0.56%	0.88%	1.49%	3.40%	3.33%
Ratio of expenses to average net assets*	0.55%	0.57%	0.55%	0.53%	0.56%

69

OHIO MUNICIPAL MONEY MARKET FUND PREMIER	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.006	0.009	0.014	0.034	0.033
Distributions:
Net investment income	(0.006)	(0.009)	(0.014)	(0.034)	(0.033)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.56%	0.88%	1.43%	3.42%	3.32%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$46,968	$73,757	$57,338	$100,004	$62,084
Ratio of expenses to average net assets	0.47%	0.47%	0.46%	0.46%	0.45%
Ratio of net investment income to average net assets	0.55%	0.88%	1.47%	3.33%	3.26%
Ratio of expenses to average net assets*	0.50%	0.50%	0.50%	0.49%	0.52%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

70

Appendix A

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Institutional Prime Money Market Fund	1
JPMorgan Treasury Only Money Market Fund	2
JPMorgan Government Money Market Fund	3
JPMorgan Cash Reserves Money Market Fund	4
JPMorgan U.S. Treasury Securities Money Market Fund	5
JPMorgan Municipal Money Market Fund	6
JPMorgan U.S. Government Securities Money Market Fund	7
JPMorgan Michigan Municipal Money Market Fund	8
JPMorgan Ohio Municipal Money Market Fund	9

Instrument	Fund Code	Risk Type

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1, 4, 6, 8, 9	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1, 4, 6 ,8, 9	Credit Liquidity Market
Certificates of Deposit: Negotiable instruments with a stated maturity.	1, 4, 6, 8, 9	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 4, 6, 8, 9	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1, 4, 6, 8, 9	Market Liquidity Management

71

Instrument	Fund Code	Risk Type

Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of 13 months.	1, 4, 6, 8, 9	Market Credit Liquidity
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1, 4, 6, 8, 9	Market Political Liquidity Foreign Investment
Investment Company Securities: Shares of other money market mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1, 3, 4, 6-9	Market
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1, 3, 4, 6-9	Prepayment Market Regulatory Leverage Credit
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1, 4, 6, 8, 9	Market Political Regulatory Tax Credit
Participation Interests: Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.	1, 4, 6, 8, 9	Credit Tax Market

72

Instrument	Fund Code	Risk Type

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1, 3-9	Credit Liquidity Market
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 4, 6, 8, 9	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund	4-6	Market Leverage
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	1-4	Credit Market Leverage
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1, 4	Market Credit Liquidity
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 4, 6, 8, 9	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	1, 4, 6, 8, 9	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	1, 3, 4, 6-9	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES. The U.S. Treasury Securities Money Market Fund does not buy STRIPS and CUBES.	1-9	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1, 3, 4, 6-9	Market Credit Liquidity
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-9	Market Leverage Liquidity

73

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the Fund’s efforts to control them), the value of your investments will be affected. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

74

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

75

Privacy Policy

The JPMorgan Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•	Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

•	Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•	Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, on our website, or through other means;

•	Information we receive from you through transactions, correspondence and other communications with us; and

•	Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc.

In general, JPMorgan Distribution Services, Inc. (JPMDS), as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing non-public personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share non-public personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111 or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-136 (2/05)

MONEY MARKET FUNDS

Prospectus

JPMorgan Money Market Funds

February 19, 2005
Agency Shares

JPMorgan Institutional Prime Money Market Fund
JPMorgan Treasury Only Money Market Fund
JPMorgan Government Money Market Fund
JPMorgan Cash Reserves Money Market Fund
JPMorgan U.S. Treasury Securities Money Market Fund
JPMorgan Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of

More About the Funds
Principal Investment Strategies	23
Investment Risks	26
Portfolio Quality and Maturity	27

How Your Account Works
Buying Fund Shares	28
Selling Fund Shares	32
Exchanging Fund Shares	33
Shareholder Servicing Fees	34

Shareholder Information
Voting Rights	36
Dividend Policies	36
Tax Treatment of Shareholders	36
Shareholder Statements and Reports	38
Availability of Proxy Voting Record	38
Portfolio Holdings Disclosure	39

Management of the Funds
The Adviser, the Administrator and the Distributor	40
Advisory Fees	40
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	41
Fund Manager Compensation and Fund Holdings	41

Legal Proceedings and Additional Fees and Expenses Information	42
Financial Highlights	49
Appendix A: Investment Practices	52

JPMORGAN	Institutional Prime Money Market Fund

(formerly One Group® Institutional Prime Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. For more information about the Institutional Prime Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund’s greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

1

FUND SUMMARY	Institutional Prime Money Market Fund

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Agency Shares (formerly Administrative Class Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	Historical performance shown for Agency Shares prior to their inception is based on the performance of Capital Shares, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Best Quarter:	1.64%	4Q2000	Worst Quarter:	0.22%	4Q2003

2

FUND SUMMARY	Institutional Prime Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	PERFORMANCE SINCE 4/19/99
Agency	11/1/01
[1]	Historical performance shown for Agency Shares prior to their inception is based on the performance of Capital Shares, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

3

FUND SUMMARY	Institutional Prime Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	AGENCY
Investment Advisory Fees	.08%
Shareholder Service Fees	.15%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses	.32%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.27%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .27% of the average daily net assets of the Agency Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$28	$98	$175	$401
[1]	Without contractual fee waivers, 1 Year expenses would be $33.

4

JPMORGAN	Treasury Only Money Market Fund

(formerly One Group® Treasury Only Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks high current income with liquidity and stability of principal with the added assurance of a Fund that does not purchase securities that are subject to repurchase agreements.

What are the Fund’s main investment strategies?

The Fund invests exclusively in short-term U.S. Treasury bills, notes and bonds. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Treasury Only Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

5

FUND SUMMARY	Treasury Only Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Agency Shares (formerly Administrative Class Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	Historical performance shown for Agency Shares prior to their inception is based on the performance of Capital Shares, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Best Quarter:	1.52%	4Q2000	Worst Quarter:	0.19%	4Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 4/16/93
Agency	11/1/01
[1]	Historical performance shown for Agency Shares prior to their inception is based on the performance of Capital Shares, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

6

FUND SUMMARY	Treasury Only Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	AGENCY
Investment Advisory Fees	.08%
Shareholder Service Fees	.15%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses	.32%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.27%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .27% of the average daily net assets of the Agency Shares for the period beginning February 19, 2005 through February 19, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through February 19, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$28	$98	$175	$401
[1] Without contractual fee waivers, 1 Year expenses would be $33.

7

JPMORGAN	Government Money Market Fund

(formerly One Group® Government Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks high current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term securities that are issued or guaranteed by the U.S. government or by U.S. government agencies and instrumentalities. Some of the securities purchased by the Fund may be subject to repurchase agreements. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contract, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

8

FUND SUMMARY	Government Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Agency Shares (formerly Administrative Class Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	Historical performance shown for Agency Shares prior to its inception is based on the performance of Capital Shares, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Best Quarter:	1.61%	4Q2000	Worst Quarter:	0.21%	3Q2003

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 6/14/93
Agency	11/1/01
[1]	Historical performance shown for Agency Shares prior to its inception is based on the performance of Capital Shares, the original class offered. Prior class performance has been adjusted to reflect the differences in expenses between classes.

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

9

FUND SUMMARY	Government Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	AGENCY
Investment Advisory Fees	.08%
Shareholder Service Fees	.15%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses	.32%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.27%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .27% of the average daily net assets of the Agency Shares for the period beginning February 19, 2005 through February 19, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through February 19, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$28	$98	$175	$401
[1] Without contractual fee waivers, 1 Year expenses would be $33.

10

JPMORGAN	Cash Reserves Money Market Fund

(formerly One Group® Prime Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Cash Reserves Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund’s greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

11

FUND SUMMARY	Cash Reserves Money Market Fund

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Investor Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	As of the date of this prospectus, the Agency Shares had not commenced operations. The performance shown is that of the Investor Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Agency and Investor Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	1.56%	4Q2000	Worst Quarter:	0.16%	4Q2003

12

FUND SUMMARY	Cash Reserves Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS
Investor[1]	8/1/85
[1]	As of the date of this prospectus, the Agency Shares had not commenced operations. The average annual total returns shown are those of the Investor Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Agency and Investor Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

13

FUND SUMMARY	Cash Reserves Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	AGENCY
Investment Advisory Fees	.08%
Shareholder Service Fees	.15%
Other Expenses[1]	.11%
Total Annual Fund Operating Expenses	.34%
Fee Waiver and/or Expense Reimbursement[2]	(.08)%
Net Expenses	.26%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .26% of the average daily net assets of the Agency Shares from February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$27	$95	$177	$417
[1] Without contractual fee waivers, 1 Year expenses would be $35.

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JPMORGAN	U.S. Treasury Securities Money Market Fund

(formerly One Group® U.S. Treasury Securities Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U. S. Treasury, and repurchase agreements collateralized by such obligations. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U. S. Treasury Securities Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

15

FUND SUMMARY	U.S. Treasury Securities Money Market Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Investor Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	As of the date of this prospectus, the Agency Shares had not commenced operations. The performance shown is that of the Investor Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Agency and Investor Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	1.52%	4Q2000	Worst Quarter:	0.14%	4Q2003

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FUND SUMMARY	U.S. Treasury Securities Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS
Investor[1]	8/1/85
[1]	As of the date of this prospectus, the Agency Shares had not commenced operations. The average annual total returns shown are those of the Investor Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Agency and Investor Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

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FUND SUMMARY	U.S. Treasury Securities Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	AGENCY
Investment Advisory Fees	.08%
Shareholder Service Fees	.15%
Other Expenses[1]	.09%
Total Annual Fund Operating Expenses	.32%
Fee Waiver and/or Expense Reimbursement[2]	(.06)%
Net Expenses	.26%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .26% of the average daily net assets of the Agency shares from February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$27	$92	$169	$395
[1] Without contractual fee waivers, 1 Year expenses would be $33.

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JPMORGAN	Municipal Money Market Fund

(formerly One Group® Municipal Money Market Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These instruments include short-term municipal securities, which provide tax-exempt income. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

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FUND SUMMARY	Municipal Money Market Fund

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Investor Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	As of the date of this prospectus, the Agency Shares had not commenced operations. The performance shown is that of the Investor Shares of the Fund, the original class offered, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Agency and Investor Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Best Quarter:	0.99%	4Q2000	Worst Quarter:	0.13%	3Q2003

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FUND SUMMARY	Municipal Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 6/4/87
Investor[1]	6/4/87
[1]	As of the date of this prospectus, the Agency Shares had not commenced operations. The average annual total returns shown are those of the Investor Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expenses between the classes. Investor Shares of the Fund are not offered in this prospectus. Agency and Investor Shares would have substantially similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

To obtain current yield information, call toll-free 1-800-766-7722 or visit www.jpmorganfunds.com.

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FUND SUMMARY	Municipal Money Market Fund

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	AGENCY
Investment Advisory Fees	.08%
Shareholder Service Fees	.15%
Other Expenses[1]	.10%
Total Annual Fund Operating Expenses	.33%
Fee Waiver and/or Expense Reimbursement[2]	(.07)%
Net Expenses	.26%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .26% of the average daily net assets of the Agency Shares from February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$27	$94	$173	$406
[1] Without contractual fee waivers, 1 Year expenses would be $34.

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More About the Funds

Each of the six Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The six Funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental
policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN INSTITUTIONAL PRIME MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	The Fund invests exclusively in money market instruments. These include, but are not limited to:

1.	corporate notes;

2.	commercial paper;

3.	funding agreements;

4.	certificates of deposit; and

5.	bank obligations.

•	Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount

23

appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

•	The Fund may lend its securities.

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.

JPMORGAN TREASURY ONLY MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

•	The Fund invests exclusively in short-term U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	The Fund may lend its securities.

JPMORGAN GOVERNMENT MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

•	The Fund invests exclusively in short-term securities that are issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	In addition to fixed-rate government securities, the Fund also will invest in variable and floating rate government securities and other money market funds that have similar investment policies and objectives. These money market funds must only invest in securities with short-term ratings equivalent to or higher than those in which the Fund invests.

•	The Fund may lend its securities.

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JPMORGAN CASH RESERVES MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	The Fund invests exclusively in money market instruments. These include:

1.	corporate notes;

2.	commercial paper;

3.	funding agreements;

4.	certificates of deposit; and

5.	bank obligations.

•	Under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount appears to be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

•	The Fund may lend its securities.

JPMORGAN U.S. TREASURY SECURITIES MONEY MARKET FUND. As a matter of fundamental policy, the Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreement collateralized by such obligations.

•	The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

JPMORGAN MUNICIPAL MONEY MARKET FUND. The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

•	Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

•	The Fund will acquire only those securities that present minimal credit risks.

•	The Fund invests only in U.S. dollar denominated securities.

25

•	As a matter of fundamental policy, the Fund will invest at least 80% of its total assets in municipal securities, the income from which is exempt from federal personal income tax. In addition, as a matter of fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from federal personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

•	The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax.

•	The Fund may invest as much as 100% of its assets in municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

•	The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements. For a list of all the securities in which the Fund may invest, please read “Investment Practices” in Appendix A.

INVESTMENT RISKS

The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

U.S. GOVERNMENT SECURITIES. U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Although money market

26

funds limit such fluctuations by limiting the maturities of their investments, the value of your investment in a Fund could increase or decrease if the value of a Fund’s investments increases and decreases to an extent greater than anticipated by the investment advisor.

PREPAYMENT AND CALL RISK. Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, a Fund may have to reinvest in securities with lower yields. In addition, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

DERIVATIVES. The Funds (other than the Treasury Only Money Market Fund and the U.S. Treasury Securities Money Market Fund) may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

ILLIQUID INVESTMENTS. Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of                      Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

PORTFOLIO QUALITY AND MATURITY

The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund’s average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition as determined under Rule 2a-7. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund’s assets (although there is no limit on government securities). Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund’s Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

27

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Agency Shares of these Funds. Financial Intermediaries may receive payments from JPMorgan Distribution Services, Inc. (JPMDS or the Distributor) or an affiliate. These payments are made at its or their own expense.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Institutional Funds Services accepts your order.

Agency Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase).

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

You may purchase Fund shares through your Financial Intermediary or service organization. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators or others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary or service organization. You may also purchase shares directly from JPMorgan Institutional Funds Services.

Shares are available on any business day that the Funds are open for business. The Funds will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund’s cut-off time, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If

28

your purchase order is accepted by the Fund or a Financial Intermediary before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day. Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or a Financial Intermediary or service organization accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund or a Financial Intermediary or service organization accepts your purchase order after the cut-off time, we will process it at the next day’s price.

If a Financial Intermediary or service organization holds your shares, it is the responsibility of the Financial Intermediary or service organization to send your purchase or redemption order to the Fund. Your Financial Intermediary or service organization may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

In addition, your Financial Intermediary or service organization may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for each Fund is:

INSTITUTIONAL PRIME MONEY MARKET FUND	5:00 P.M. ET
TREASURY ONLY MONEY MARKET FUND	3.00 P.M. ET
GOVERNMENT MONEY MARKET FUND	5:00 P.M. ET
CASH RESERVES MONEY MARKET FUND	4:00 P.M. ET
U.S. TREASURY SECURITIES MONEY MARKET FUND	4:00 P.M. ET
MUNICIPAL MONEY MARKET FUND	NOON ET

The Fund must receive “federal funds” before the Fund’s cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund’s close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN INSTITUTIONAL FUNDS SERVICES

1-800-766-7722

Minimum Investments

Agency Shares are subject to a $10,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

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Agency Shares accounts of certain former One Group Funds opened on or before February 18, 2005 will be subject to a $1,000,000 minimum. Agency Shares accounts of certain of the JPMorgan Funds (other than former One Group Funds) opened prior to January 1, 2002 will be subject to a minimum of $1,000,000.

The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-766-7722.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMORGAN INSTITUTIONAL FUNDS SERVICES

500 STANTON CHRISTIANA ROAD

NEWARK, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through

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JPMorgan Institutional Funds Services by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares. Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

All checks must be made payable to one of the following:

•	JPMorgan Funds Services; or

•	The specific Fund in which you are investing.

If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.

ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021

DDA 323125832

FBO YOUR JPMORGAN FUND

    (EX: JPMORGAN ABC FUND-AGENCY)

YOUR FUND NUMBER & ACCOUNT NUMBER

    (EX: FUND 123-ACCOUNT 123456789)

YOUR ACCOUNT REGISTRATION

    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Institutional Funds Services does not receive payment by the Fund’s cut-off time on the day that you placed your order.

You can buy shares in one of two ways:

Through Your Financial Intermediary or service organization

Tell your Financial Intermediary or service organization which Funds you want to buy and they will contact us. Your Financial Intermediary or service organization may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries or service organizations charge a single fee that covers all services.

The Fund or a Financial Intermediary or service organization must accept your order from your Financial Intermediary or service organization by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary or service organization may impose different minimum investments and earlier cut-off times.

Your service organization is paid by the Funds to assist you in establishing your account, executing transactions and monitoring your investment. Service organizations may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

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Through JPMorgan Institutional Funds Services

Call 1-800-766-7722

Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMORGAN INSTITUTIONAL FUNDS SERVICES

500 STANTON CHRISTIANA ROAD

NEWARK, DE 19713

JPMorgan Institutional Funds Services will accept your order when federal funds, a wire or a check is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary or service organization, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary or service organization regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that JPMorgan Institutional Funds Services is accepting purchase orders. You will receive the next NAV per share calculated after JPMorgan Institutional Funds Services accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Your redemption proceeds will be paid within seven days after acceptance of the redemption request. However, the Funds will attempt to honor requests for same-day payment if the request is accepted by the Fund or a Financial Intermediary or service organization before the Fund’s cut-off time. If redemption requests are accepted by the Fund or a Financial Intermediary or service organization after a Fund’s cut-off time, the Fund will attempt to wire payment the next business day. The Funds also will attempt to honor requests for payment in two business days, if the redemption request is accepted by the Fund or a Financial Intermediary or service organization after a Fund’s cut-off time.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

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We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Institutional Funds Services for more details.

You may sell your shares in one of two ways:

Through Your Financial Intermediary or Service Organization

Tell your Financial Intermediary or service organization which Fund’s shares you want to sell. The Fund or a Financial Intermediary or service organization must accept an order by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary or service organization will send the necessary documents to JPMorgan Institutional Funds Services. Your Financial Intermediary or service organization may charge you for this service.

Through JPMorgan Institutional Funds Services

Call 1-800-766-7722. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.

Redemptions-in-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

You can exchange your Agency Shares for shares of the same class in certain other JPMorgan Funds, or for another class of the same Fund. All exchanges are subject to meeting any investment minimum or eligibility requirements.

JPMorgan Institutional Funds Services do not charge a fee for this privilege. In addition, JPMorgan Institutional Funds Services may change the terms and conditions of your exchange upon 60 days’ written notice.

Generally an exchange between JPMorgan Funds is considered a sale and generally results in a gain or loss for federal income tax purposes. Carefully read the prospectus of the Fund you want to buy before making an exchange.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary or service organization

Tell your Financial Intermediary or service organization which Funds’ shares you want to exchange. They will send the necessary documents to JPMorgan

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Institutional Funds Services. Your Financial Intermediary or service organization may charge you for this service.

Through JPMorgan Institutional Funds Services

Call 1-800-766-7722 to ask for details.

SHAREHOLDER SERVICING FEES

JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS has agreed to provide certain shareholder services and other related services to the Funds’ customers. For performing these services, JPMDS as shareholder servicing agent, receives an annual fee of 0.15% of the average daily net assets of the Agency Shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

Other Information Concerning the Funds

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach JPMorgan Institutional Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMORGAN INSTITUTIONAL FUNDS SERVICES

500 STANTON CHRISTIANA ROAD

NEWARK, DE 19713

Shares of the JPMorgan Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and

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regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchases and Redemption Information” in the Statement of Additional Information for more details about this process.

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Shareholder Information

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, you may write to the JPMorgan Funds at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by the JPMorgan Funds. You also may change the way you receive dividends and distributions by calling 1-800-766-7722.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. Dividends you receive from a Fund,

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whether reinvested or received in cash, will be taxable to you. Dividends from a Fund’s net investment income (generally, all of the Fund’s net investment income) will be taxable as ordinary income and will not qualify for any reduced rates that may apply to any “qualified dividend income.” It is not expected that the Fund’s distributions will consist of capital gains. Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year. Any gain resulting from the sale or an exchange of Fund shares generally will be taxable as long-term or short term capital gains, depending on your holding period.

Taxation of Distributions — Cash Reserves Money Market Fund and U.S. Treasury Securities Money Market Fund

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund’s net investment income (generally, all of the Fund’s net investment income) will be taxable as ordinary income and will not qualify for any reduced rates that may apply to any “qualified dividend income.” It is not expected that the Fund’s distributions will consist of capital gains. Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period.

Taxation of Dividends — Municipal Money Market Fund

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. These Funds may pay “exempt-interest dividends” if at least 50% of the value of Fund assets at the end of each quarter of the Fund’s taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally excludable from an investor’s gross income for regular federal income tax purposes. However, the receipt of exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares of any money market funds, particularly the Municipal Fund, with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

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Tax Information

The Form 1099 that is mailed to eligible taxpayers every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary or service organization will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe that they are members of the same family. If you would like to receive separate mailings, please call 1-800-766-7722 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

In March and September, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-766-7722 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

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PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

THE ADVISER

Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                  Funds. Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $         billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

THE ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all Money Market Funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

THE DISTRIBUTOR

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Institutional Prime Money Market Fund	.10
JPMorgan Treasury Only Money Market Fund	.08
JPMorgan Government Money Market Fund	.08
JPMorgan Cash Reserves Money Market Fund	.08
JPMorgan U.S. Treasury Securities Money Market Fund	.08
JPMorgan Municipal Money Market Fund	.08

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ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES — REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a contingent deferred sales charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program the majority of which is tied directly to relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/or peer group competitors. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan also tied to investment performance. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fees and Expenses Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

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Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege,

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among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense

44

Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

	CLASS	NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND		AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Institutional Prime Money Market Fund	AGENCY	0.26%	0.27%	0.32%
JPMorgan Treasury Only Money Market Fund	AGENCY	0.24%	0.27%	0.32%
JPMorgan Government Money Market Fund	AGENCY	0.24%	0.27%	0.32%
JPMorgan Cash Reserves Money Market Fund	AGENCY	0.26%	0.26%	0.34%
JPMorgan U.S. Treasury Securities Money Market Fund	AGENCY	0.26%	0.26%	0.32%
JPMorgan Municipal Money Market Fund	AGENCY	0.26%	0.26%	0.33%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

45

Your actual costs may be higher or lower than those shown.

JPMORGAN INSTITUTIONAL PRIME MONEY MARKET FUND	AGENCY
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$27	5.00%	4.73%	4.73%
October 31, 2006	$29	10.25%	9.69%	4.73%
October 31, 2007	$36	15.76%	14.82%	4.68%
October 31, 2008	$38	21.55%	20.19%	4.68%
October 31, 2009	$39	27.63%	25.82%	4.68%
October 31, 2010	$41	34.01%	31.71%	4.68%
October 31, 2011	$43	40.71%	37.87%	4.68%
October 31, 2012	$45	47.75%	44.32%	4.68%
October 31, 2013	$47	55.13%	51.08%	4.68%
October 31, 2014	$49	62.89%	58.15%	4.68%
October 31, 2015	$52	71.03%	65.55%	4.68%

JPMORGAN TREASURY ONLY MONEY MARKET FUND	AGENCY
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$27	5.00%	4.74%	4.74%
October 31, 2006	$29	10.25%	9.69%	4.73%
October 31, 2007	$36	15.76%	14.83%	4.68%
October 31, 2008	$38	21.55%	20.20%	4.68%
October 31, 2009	$39	27.63%	25.83%	4.68%
October 31, 2010	$41	34.01%	31.71%	4.68%
October 31, 2011	$43	40.71%	37.88%	4.68%
October 31, 2012	$45	47.75%	44.33%	4.68%
October 31, 2013	$47	55.13%	51.09%	4.68%
October 31, 2014	$49	62.89%	58.16%	4.68%
October 31, 2015	$52	71.03%	65.56%	4.68%

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JPMORGAN GOVERNMENT MONEY MARKET FUND	AGENCY
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$27	5.00%	4.74%	4.74%
October 31, 2006	$29	10.25%	9.69%	4.73%
October 31, 2007	$36	15.76%	14.83%	4.68%
October 31, 2008	$38	21.55%	20.20%	4.68%
October 31, 2009	$39	27.63%	25.83%	4.68%
October 31, 2010	$41	34.01%	31.71%	4.68%
October 31, 2011	$43	40.71%	37.88%	4.68%
October 31, 2012	$45	47.75%	44.33%	4.68%
October 31, 2013	$47	55.13%	51.09%	4.68%
October 31, 2014	$49	62.89%	58.16%	4.68%
October 31, 2015	$52	71.03%	65.56%	4.68%

JPMORGAN CASH RESERVES MONEY MARKET FUND	AGENCY
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$27	5.00%	4.74%	4.74%
October 31, 2006	$28	10.25%	9.70%	4.74%
October 31, 2007	$38	15.76%	14.82%	4.66%
October 31, 2008	$40	21.55%	20.17%	4.66%
October 31, 2009	$42	27.63%	25.77%	4.66%
October 31, 2010	$44	34.01%	31.63%	4.66%
October 31, 2011	$46	40.71%	37.76%	4.66%
October 31, 2012	$48	47.75%	44.18%	4.66%
October 31, 2013	$50	55.13%	50.90%	4.66%
October 31, 2014	$53	62.89%	57.93%	4.66%
October 31, 2015	$55	71.03%	65.29%	4.66%

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JPMORGAN U.S. TREASURY SECURITIES MONEY MARKET FUND	AGENCY
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$27	5.00%	4.74%	4.74%
October 31, 2006	$28	10.25%	9.70%	4.74%
October 31, 2007	$36	15.76%	14.84%	4.68%
October 31, 2008	$38	21.55%	20.21%	4.68%
October 31, 2009	$39	27.63%	25.84%	4.68%
October 31, 2010	$41	34.01%	31.73%	4.68%
October 31, 2011	$43	40.71%	37.89%	4.68%
October 31, 2012	$45	47.75%	44.35%	4.68%
October 31, 2013	$47	55.13%	51.10%	4.68%
October 31, 2014	$49	62.89%	58.17%	4.68%
October 31, 2015	$52	71.03%	65.58%	4.68%

JPMORGAN MUNICIPAL MONEY MARKET FUND	AGENCY
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$27	5.00%	4.74%	4.74%
October 31, 2006	$28	10.25%	9.70%	4.74%
October 31, 2007	$37	15.76%	14.83%	4.67%
October 31, 2008	$39	21.55%	20.19%	4.67%
October 31, 2009	$41	27.63%	25.80%	4.67%
October 31, 2010	$42	34.01%	31.68%	4.67%
October 31, 2011	$44	40.71%	37.83%	4.67%
October 31, 2012	$47	47.75%	44.26%	4.67%
October 31, 2013	$49	55.13%	51.00%	4.67%
October 31, 2014	$51	62.89%	58.05%	4.67%
October 31, 2015	$53	71.03%	65.43%	4.67%

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Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Because the Agency Shares of the Cash Reserves Money Market Fund, the U.S. Treasury Securities Money Market Fund and the Municipal Money Market Fund had not yet commenced operations as of the date of this prospectus, the financial highlights shown are for the Fund’s Investor Shares, which are not offered in this prospectus. This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

INSTITUTIONAL PRIME MONEY MARKET FUND AGENCY
	YEAR ENDED JUNE 30, 2004	YEAR ENDED JUNE 30, 2003	NOVEMBER 1, 2001 TO JUNE 30 2002(A)

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.009	0.014	0.013
Distributions:
Net investment income	(0.009)	(0.014)	(0.013)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000
Total Return	0.88%	1.37%	1.29	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$377,472	$834,748	$543,963
Ratio of expenses to average net assets	0.26%	0.26%	0.25	%(C)
Ratio of net investment income to average net assets	0.88%	1.33%	1.83	%(C)
Ratio of expenses to average net assets*	0.26%	0.26%	0.27	%(C)

TREASURY ONLY MONEY MARKET FUND AGENCY
	YEAR ENDED JUNE 30, 2004	YEAR ENDED JUNE 30, 2003	NOVEMBER 1, 2001 TO JUNE 30, 2002(A)

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.008	0.012	0.011
Distributions:
Net investment income	(0.008)	(0.012)	(0.011)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000
Total Return	0.76%	1.21%	1.11	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$324,138	$63,703	$31,289
Ratio of expenses to average net assets	0.24%	0.24%	0.24	%(C)
Ratio of net investment income to average net assets	0.76%	1.16%	1.59	%(C)
Ratio of expenses to average net assets*	0.24%	0.24%	0.24	%(C)

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

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GOVERNMENT MONEY MARKET FUND AGENCY
	YEAR ENDED JUNE 30, 2004	YEAR ENDED JUNE 30, 2003	NOVEMBER 1, 2001 TO JUNE 30, 2002(A)

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.009	0.013	0.012
Distributions:
Net investment income	(0.009)	(0.013)	(0.012)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000
Total Return	0.87%	1.30%	1.21	%(B)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$98,212	$578,118	$81,789
Ratio of expenses to average net assets	0.24%	0.24%	0.24	%(C)
Ratio of net investment income to average net assets	0.86%	1.14%	1.72	%(C)
Ratio of expenses to average net assets*	0.24%	0.24%	0.24	%(C)

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

CASH RESERVES MONEY MARKET FUND INVESTOR	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.006	0.011	0.021	0.055	0.054
Distributions:
Net investment income	(0.006)	(0.011)	(0.021)	(0.055)	(0.054)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.65%	1.15%	2.14%	5.63%	5.51%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$3,898,608	$4,881,506	$5,325,870	$5,172,911	$6,224,509
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets.	0.65%	1.14%	2.12%	5.54%	5.39%
Ratio of expenses to average net assets*	0.54%	0.55%	0.55%	0.55%	0.55%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

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U.S. TREASURY SECURITIES MONEY MARKET FUND INVESTOR	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.005	0.010	0.020	0.052	0.050
Distributions:
Net investment income	(0.005)	(0.010)	(0.020)	(0.052)	(0.050)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.55%	0.99%	2.07%	5.31%	5.12%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$2,920,637	$3,912,526	$4,188,032	$3,941,215	$4,785,390
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.51%
Ratio of net investment income to average net assets	0.54%	0.99%	2.01%	5.25%	4.98%
Ratio of expenses to average net assets*	0.52%	0.53%	0.53%	0.54%	0.54%

MUNICIPAL MONEY MARKET FUND INVESTOR	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.006	0.010	0.014	0.034	0.033
Distributions:
Net investment income	(0.006)	(0.010)	(0.014)	(0.034)	(0.033)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.61%	0.96%	1.45%	3.48%	3.38%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$867,509	$1,085,136	$1,290,395	$977,300	$969,070
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.46%
Ratio of net investment income to average net assets	0.60%	0.96%	1.38%	3.43%	3.31%
Ratio of expenses to average net assets*	0.53%	0.53%	0.53%	0.53%	0.54%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

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Appendix A

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Institutional Prime Money Market Fund	1
JPMorgan Treasury Only Money Market Fund	2
JPMorgan Government Money Market Fund	3
JPMorgan Cash Reserves Money Market Fund	4
JPMorgan U.S. Treasury Securities Money Market Fund	5
JPMorgan Municipal Money Market Fund	6

Instrument	Fund Code	Risk Type

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1, 4, 6	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1, 4, 6	Credit Liquidity Market
Certificates of Deposit: Negotiable instruments with a stated maturity.	1, 4, 6	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 4, 6	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1, 4, 6	Market Liquidity Management

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Instrument	Fund Code	Risk Type
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of 13 months.	1, 4, 6	Market Credit Liquidity
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1, 4, 6	Market Political Liquidity Foreign Investment
Investment Company Securities: Shares of other money market mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1, 3, 4, 6	Market
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1, 3, 4, 6	Prepayment Market Credit Regulatory Leverage
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1, 4, 6	Market Credit Political Regulatory Tax
Participation Interests: Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.	1, 4, 6	Credit Market Tax

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Instrument	Fund Code	Risk Type
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1, 3-6	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 4, 6	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	4-6	Market Leverage
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit.	1-4	Credit Market Leverage
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1, 4	Market Credit Liquidity
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 4, 6	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	1, 4, 6	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	1, 3, 4, 6	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes and bonds.	1-6	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1, 3, 4, 6	Market Credit Liquidity
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-6	Market Leverage Liquidity

54

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the Fund’s efforts to control them), the value of your investments will be affected. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

•	Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

55

•	Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

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Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•	Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

•	Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•	Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, on our website, or through other means;

•	Information we receive from you through transactions, correspondence and other communications with us; and

•	Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc.

In general, JPMorgan Distribution Services, Inc. (JPMDS), as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-766-7722 or by writing the Funds at:

JPMORGAN FUNDS SERVICES

1111 POLARIS PARKWAY

COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.JPMORGANFUNDS.COM

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. (For information about the SEC’s Public Reference Room call 1-202-942-8090). You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-140 (2/05)

Prospectus

February 19, 2005
Select Shares

JPMorgan Core Bond Fund

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For use by the JPMorgan Chase 401(k) Savings Plan.

Table of

CONTENTS

Fund Summary: Investments, Risk & Performance
JPMorgan Core Bond Fund	1

More About the Fund
Principal Investment Strategies	6
Investment Risks	7
Portfolio Quality	8
Temporary Defensive Positions	9
Portfolio Turnover	10

How to Do Business with the Fund
Purchasing Fund Shares	11
Redeeming Fund Shares	13
Shareholder Servicing Fees	14

Shareholder Information
Voting Rights	15
Dividend Policies	15
Tax Treatment of Shareholders	15
Shareholder Inquiries	16
Availability of Proxy Voting Record	16
Portfolio Holdings Disclosure	17

Management of the Fund
The Adviser, Administrator and Distributor	18
Advisory Fees	18
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	18
The Fund Manager	19
Fund Manager Compensation and Fund Holdings	19

Legal Proceedings and Additional Fee and Expense Information	20
Financial Highlights	25
Appendix A: Investment Practices	26

JPMORGAN	Core Bond Fund

(formerly One Group® Bond Fund)

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Core Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

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FUND SUMMARY	Core Bond Fund

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND SUMMARY	Core Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Select Shares (formerly Class I Shares)

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund.

Best Quarter:	7.61%	2Q1995	Worst Quarter:

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FUND SUMMARY	Core Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/31/83
Select	6/1/91
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers Aggregate Bond Index[2] (no deduction for fees, expenses or taxes)
Lipper Intermediate U.S. Government Fund Index[3] (no deduction for taxes)					*
[1]	The performance information for periods prior to March 22, 1999 reflects the performance of a common trust fund, the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund.
[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper Intermediate U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

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FUND SUMMARY	Core Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	SELECT
Investment Advisory Fees	.30%
Shareholder Service Fees	.25%
Other Expenses[1]	.15%
Total Annual Fund Operating Expenses	.70%
Fee Waiver and/or Expense Reimbursement[2]	(.10)%
Net Expenses	.60%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .60% of the average daily net assets of the Select Shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

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1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$61	$206	$372	$854
[1] Without contractual fee waivers, 1 Year expenses would be $72.

More About the Fund

The Fund described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Fund and Banc One Investment Advisors, please read “Management of the Fund” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes a mutual fund with the investment objective of maximizing total return. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different industry sectors. Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Fund attempts to enhance total return by selecting market sectors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Fund are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities and mortgage-backed securities). In addition, the principal investment strategies that are used to meet the Fund’s investment objective described in “Fund Summary: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental
policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Fund will achieve its investment objective. Please note that the Fund may also use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN CORE BOND FUND. The Fund invests in all types of debt securities rated as investment grade (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), as well as preferred stock and loan participations. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

•	The Fund also may purchase taxable or tax-exempt municipal securities.

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•	The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

•	The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its weighted average maturity if deemed appropriate for temporary defensive purposes.

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short-Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

INVESTMENT RISKS

The main risks associated with investing in the Fund are described below and in “Fund Summary: Investments, Risk & Performance” at the front of this prospectus.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of the Fund’s investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

U.S. GOVERNMENT SECURITIES. U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

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Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

DERIVATIVES. The Fund may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

LOWER-RATED INVESTMENT GRADE SECURITIES. The Fund may purchase debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

SMALL-CAPITALIZATION COMPANIES. Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in the value of their securities. This may cause unexpected decreases in the value of your investment in a Fund.

For more information about risks associated with the types of investments that the Fund purchases, please read “Fund Summary: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

PORTFOLIO QUALITY

Various rating organizations (like Standard & Poor’s Ratings Service and Moody’s Investors Service, Inc.) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

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The Fund only purchases securities that meet the rating criteria described below. Banc One Investment Advisors will look at a security’s rating at the time of investment. If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Banc One Investment Advisors will consider such an event in determining whether the Fund should continue to hold the security.

DEBT SECURITIES

•	The Fund may invest in debt securities rated in any of the four investment grade rating categories.

PREFERRED STOCK

•	The Fund may only invest in preferred stock rated in any of the four highest rating categories.

MUNICIPAL SECURITIES

•	The Fund may only invest in municipal bonds rated in any of the four highest rating categories. Other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations must be rated in the highest or second highest rating categories.

COMMERCIAL PAPER

•	The Fund may invest in commercial paper rated in the highest or second highest rating category.

For more information about ratings, please see “Description of Ratings” in the Statement of Additional Information. In addition, for more information about risks associated with the types of investments that the Fund purchases, please read “Fund Summary: Investments, Risks & Performance,” Appendix A and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, produce taxable income, and prevent the Fund from meeting its investment objective.

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WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Fund. The portfolio turnover rate for the Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights.

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How to Do Business with the Fund

PURCHASING FUND SHARES

How much do shares cost?

•	Shares are sold at net asset value per share (NAV).

•	NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations for the Fund’s portfolio securities. Certain short-term securities are valued at amortized cost which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value.

•	A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV per share will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

•	Purchases may be made on any business day. This includes any day that the Fund is open for business every day, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Only purchase requests accepted by the Fund before 4:00 p.m. Eastern Time (ET) will be effective that day at that day’s price. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests accepted by the Fund after the NYSE closes will be effective the following business day.

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•	It is the responsibility of the JPMorgan Chase 401(k) Savings Plan to send your purchase or redemption order to the Fund. JPMorgan Chase 401(k) Savings Plan may have an earlier cut-off time for purchase and redemption requests. Please contact the JPMorgan Chase 401(k) Savings Plan at 1-866-JPMC401K for information regarding cut-off times for purchase and redemption requests.

•	Share ownership is electronically recorded, therefore no certificate will be issued.

•	The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify or do not monitor for market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by

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the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•	Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•	Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Tax Free Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How do I buy Fund shares?

Please call 1-866-JPMC401K for information on participating in the JPMorgan Chase 401(k) Savings Plan.

REDEEMING FUND SHARES

How do I redeem shares?

•	Please call 1-866-JPMC401K for information on changing your investment options.

•	Redemption orders accepted by the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day at that day’s price.

•	It is the responsibility of the JPMorgan Chase 401(k) Savings Plan to send your purchase or redemption order to the Fund. The JPMorgan Chase 401(k)

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Savings Plan may have an earlier cut-off time for purchase and redemption requests. Please contact the JPMorgan Chase 401(k) Savings Plan at 1-866-JPMC401K for information regarding cut-off times for purchase and redemption requests.

Additional Information Regarding Redemptions

•	The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC

See “Additional Purchase and Redemption” in the Statement of Additional Information for more details about this process.

SHAREHOLDER SERVICING FEES

JPMorgan Funds, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain shareholder services and related services to the Fund. For performing these services, JPMDS as shareholder servicing agent, will receive an annual fee of 0.25% of the average daily net assets of the Select Shares of the Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

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Shareholder Information

VOTING RIGHTS

The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, vote separately on matters relating solely to that Fund or class, or which affect the Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Fund generally declares dividends on the last business day of each month. Dividends are distributed on the first business day of the month. Capital gains, if any, are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class. The value of the shares distributed is the NAV determined immediately following the dividend record date.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Distributions

The Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at

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both the shareholder and Fund level. The Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Taxation of Retirement Plans

Distributions by the Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Taxation of Zero Coupon Securities

The Fund may acquire certain securities issued with original issue discount (including zero coupon securities). Current federal tax law requires that a holder (such as a Fund) of such a security must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if a Fund receives no payment in cash on the security during the year. As a regulated investment company intending to qualify for special treatment under the Internal Revenue Code of 1986, as amended, the Fund must pay out substantially all of its net investment income each year, including any original issue discount. Accordingly, the Fund may be required to pay out in income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of investments if necessary. If a distribution of cash necessitates the liquidation of investments, Banc One Investment Advisors will select which securities to sell.

SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please contact the JPMorgan Chase 401(k) Savings Plan.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to Banc One Investment Advisors. A copy of the Fund’s voting record for

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the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund’s website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund’s top ten holdings as of the last day of each month and each calendar quarter are posted on the Fund’s website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

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Management of the Fund

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Banc One Investment Advisors Corporation (the Adviser) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of                 . Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed over $             billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Fund. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of the Fund. For the most recent fiscal year, the Fund paid a fee, which is calculated and paid monthly, equal to .39% of the average daily net assets of the Fund.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES —REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Fund’s Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Fund. Financial Intermediaries include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank,

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N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Fund, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Fund’s Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Fund’s Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred Sales Charge (CDSC). For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

THE FUND MANAGER

The Fund is managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the Fund. Each team member makes recommendations about securities to be purchased and sold in the Fund. The research analysts provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program that is tied directly to both short-term and long-term relative investment performance. Relative investment performance is measured against the Fund’s benchmark and/or its Lipper peer group. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan tied to long-term investment performance that provides up to 100% of the cash incentive award, which vests after three years. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005.

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More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund),

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certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Equity Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

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The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Fund offered in this prospectus is not subject to a Reduced Rate.

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
JPMorgan Core Bond Fund	Select	0.60%	0.60%	0.70%

A Fund’s annual return is reduced by its fees and expenses for that year. The example below is intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The example assumes the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases of decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

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Your actual costs may be higher or lower than those shown.

JPMORGAN CORE BOND FUND	SELECT
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$61	5.00%	4.40%	4.40%
October 31, 2006	$64	10.25%	8.99%	4.40%
October 31, 2007	$78	15.76%	13.68%	4.30%
October 31, 2008	$81	21.55%	18.57%	4.30%
October 31, 2009	$85	27.63%	23.67%	4.30%
October 31, 2010	$88	34.01%	28.98%	4.30%
October 31, 2011	$92	40.71%	34.53%	4.30%
October 31, 2012	$96	47.75%	40.32%	4.30%
October 31, 2013	$100	55.13%	46.35%	4.30%
October 31, 2014	$105	62.89%	52.64%	4.30%
October 31, 2015	$1,109	71.05%	59.21%	4.30%

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s performance for the last five years or the period of the Fund’s operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

CORE BOND FUND SELECT	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.18	$10.82	$10.59	$10.08	$10.34
Investment Activities:
Net investment income	0.50	0.64	0.69	0.67	0.65
Net realized and unrealized gains (losses) from investments	(0.38)	0.36	0.28	0.50	(0.26)
Total from Investment Activities	0.12	1.00	0.97	1.17	0.39
Distributions:
Net investment income	(0.53)	(0.63)	(0.71)	(0.66)	(0.65)
Net realized gains (losses) on investments	–	(0.01)	(0.03)	–	–
Total Distributions	(0.53)	(0.64)	(0.74)	(0.66)	(0.65)
NET ASSET VALUE, END OF PERIOD	$10.77	$11.18	$10.82	$10.59	$10.08
Total Return	1.13%	9.51%	9.39%	11.85%	3.94%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$4,902,736	$4,365,709	$2,874,707	$2,093,516	$1,687,041
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.60%	5.80%	6.35%	6.40%	6.44%
Ratio of expenses to average net assets*	0.81%	0.82%	0.83%	0.83%	0.83%
Portfolio turnover(A)	19.69%	22.93%	31.88%	20.58%	16.19%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

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Appendix A

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

Instrument	Risk Type

Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool that provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Prepayment Market Credit Regulatory
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	Credit Liquidity Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Liquidity Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Market Credit
Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	Market Credit

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Instrument	Risk Type

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	Market Liquidity Management
Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short - to long-term final maturities.	Credit Prepayment Regulatory Market
Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	Market Political Liquidity Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	Management Market Credit Liquidity Leverage
Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Market Leverage Credit
Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser to the extent required by law.	Market
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (LDCs).	Credit Political Liquidity Foreign Investment Market
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	Prepayment Market Credit Regulatory Leverage

27

Instrument	Risk Type

Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Prepayment Market Regulatory Leverage
Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Market Credit Political Tax Regulatory
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Management Credit Market Liquidity
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.	Liquidity Management Market Regulatory Tax Prepayment
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	Market Leverage
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities and/or letters of credit as collateral.	Credit Market Leverage

28

Instrument	Risk Type

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	Credit Liquidity Market
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage-backed obligations. These include IOs and POs.	Prepayment Market Credit Regulatory
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	Market Liquidity Management Credit Foreign Investment
Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	Management Credit Liquidity Market
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac including funding notes and subordinated benchmark notes.	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS, and CUBES.	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	Credit Liquidity Market
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Market Leverage Liquidity Credit

29

Instrument	Risk Type

Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	Credit Market Zero Coupon
Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Market Zero Coupon

30

This prospectus is intended for use in connection with the JPMorgan Chase 401(k) Savings Plan. If you want more information about the Fund, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-866-JPMC401K or by writing the JPMorgan Chase 401(k) Savings Plan at:

JPMORGAN CHASE BANK, N.A.

JPMORGAN CHASE 401(K) SAVINGS PLAN

1 CHASE MANHATTAN PLAZA 20TH FLOOR

NEW YORK, NEW YORK 10005-1402

You can also review and copy the Fund’s reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-230 (2/05)

Prospectus

February 19, 2005

State Specific Municipal Money Market Funds

Investing in high-quality, short-term securities for current income, stability of principal and liquidity.

MICHIGAN MUNICIPAL MONEY MARKET FUND

OHIO MUNICIPAL MONEY MARKET FUND

This prospectus is to be used only by clients of Northwestern Mutual Investment Services, LLC. The funds are series of JPMorgan Funds. As with all mutual funds the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Northwestern Mutual

Investment Services, LLC

Table of

CONTENTS

Fund Summaries: Investments, Risk & Performance
JPMorgan Michigan Municipal Money Market Fund	1
JPMorgan Ohio Municipal Money Market Fund	5

More About the Funds
Principal Investment Strategies	9
Investment Risks	10
Portfolio Quality and Maturity	12
Temporary Defensive Positions	13

How Your Account Works
Buying Fund Shares	14
Selling Fund Shares	16
Rule 12b-1 Fees	17
Shareholder Servicing Fees	18

Shareholder Information
Voting Rights	19
Dividend Policies	19
Tax Treatment of Shareholders	19
Shareholder Statements and Reports	21
Availability of Proxy Voting Record	21
Portfolio Holdings Disclosure	21

Management of the Funds
The Adviser, Administrator and Distributor	22
Advisory Fees	22
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	23
Fund Manager Compensation and Fund Holdings	23

Legal Proceedings and Additional Fee and Expense Information	24
Financial Highlights	29
Appendix A: Investment Practices	30

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Michigan Municipal Money Market Fund

(Formerly One Group® Michigan Municipal Money Market Fund)

What is the goal of the Fund?	The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Michigan, which provide tax-exempt income. The Fund also may invest in municipal securities issued by other states. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Michigan Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS	Large Positions/Geographic Concentration. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Michigan municipal securities, the Fund’s performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Michigan issuances, certain factors particular to Michigan, including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives in Michigan, may have a disproportionately negative impact on the Fund’s investments.

1

FUND SUMMARY

Michigan Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Reserve Shares (formerly Class A Shares)

[1]	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on March 22, 1999.

Best Quarter:	0.92%	4Q2000	Worst Quarter:	0.05%	3Q2003

2

FUND SUMMARY

Michigan Municipal Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 1/31/91
Reserve	1/31/91
[1]	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on March 22, 1999.

To obtain current yield information, call your NMIS registered representative.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	RESERVE
Maximum Sales Charge (Load) Imposed on Purchases	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE
Exchange Fee	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	RESERVE
Investment Advisory Fees	.08%
Distribution (12b-1) Fees	.25%
Shareholder Servicing Fees	.30%
Other Expenses[2]	.12%
Total Annual Fund Operating Expenses	.75%
Fee Waiver and/or Expense Reimbursement[3]	(.05)%
Net Expenses	.70%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary.
[2]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .7o% of the average daily net assets of the Reserve Shares for the period beginning February 19, 2005 through October 31, 2006.

3

FUND SUMMARY

Michigan Municipal Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

RESERVE
1 Year[1]	$72
3 Years	231
5 Years	408
10 Years	922
[1]	Without contractual fee waivers, 1 Year expenses would be $77.

4

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Ohio Municipal Money Market Fund

(Formerly One Group® Ohio Municipal Money Market Fund)

What is the goal of the Fund?	The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Ohio, which provide tax-exempt income. The Fund may also invest in municipal securities issued by other states. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Ohio Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS	Large Positions/Geographically Concentrated. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Ohio municipal securities, the Fund’s performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Ohio issuances, certain factors particular to Ohio, including economic conditions, constitutional amendments, legislative and executive measures and voter initiatives in Ohio, may have a disproportionately negative impact on the Fund’s investments.

5

FUND SUMMARY

Ohio Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year) — Reserve Shares (formerly Class A Shares)

Best Quarter:	0.91%	4Q2000	Worst Quarter:	0.05%	3Q2003

6

FUND SUMMARY

Ohio Municipal Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 1/26/93
Reserve	1/26/93

To obtain current yield information, call your NMIS registered representative.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	RESERVE
Maximum Sales Charge (Load) Imposed on Purchases	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE
Exchange Fee	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	RESERVE
Investment Advisory Fees	.08%
Distribution (12b-1) Fees	.25%
Shareholder Servicing Fees	.30%
Other Expenses[2]	.12%
Total Annual Fund Operating Expenses	.75%
Fee Waiver and/or Expense Reimbursement[3]	(.05)%
Net Expenses	.70%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary.
[2]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .70% of the average daily net assets of the Reserve Shares for the period beginning February 19, 2005 through October 31, 2006.

7

FUND SUMMARY

Ohio Municipal Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

RESERVE
1 Year[1]	$72
3 Years	231
5 Years	408
10 Years	922
[1]	Without contractual fee waivers, 1 Year expenses would be $77.

8

More About the Funds

Each of the two Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

Principal Investment Strategies	The two mutual funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund’s investment objective are described in
“Fund Summaries: Investments, Risk & Performance” in the front of this prospectus.
They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND.

• The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

• Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

• The Fund will acquire only those securities that present minimal credit risks.

• As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

•    The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Michigan personal income tax.

•    The Fund also may invest up to 20% of its assets in non-Michigan municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Michigan as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

•    The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Michigan municipal securities that produce income that may be subject to the federal alternative minimum tax. If you are subject to the

9

federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

• The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND.

• The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

• Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

• The Fund will acquire only those securities that present minimal credit risks.

• As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

•   The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Ohio personal income tax.

•   The Fund also may invest up to 20% of its assets in non-Ohio municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Ohio, as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

•   The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Ohio municipal securities that produce income that may be subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

• The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

Investment Risks	The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

10

DIVERSIFICATION.  The Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may be less diversified than money market funds that are not single state funds. This is because a single state fund may invest a significantly greater portion of its assets in the securities of a single issuer than can a “diversified” fund. In addition, each Fund’s investments are concentrated geographically. These concentrations increase the risk of loss to each Fund if the issuer of a security fails to make interest or principal payments or if the market value of a security declines. Investment in each Fund may entail more risks than an investment in another type of money market fund.

THE MICHIGAN ECONOMY.  The Michigan Municipal Money Market Fund’s investments are concentrated in Michigan. The Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer, in part, the financing of education costs from property taxes to sales taxes.

THE OHIO ECONOMY.  The Ohio Municipal Money Market Fund’s investments are concentrated in Ohio. While Ohio’s economy has become increasingly diversified, it continues to rely to a significant degree on durable goods manufacturing, such as automobiles, tires, steel and household appliances. These industries tend to be cyclical. Agriculture also is an important part of the Ohio economy, and the state has several programs that provide financial assistance to farmers. Although obligations issued by the state and its political subdivisions are payable from specific sources or taxes, future economic difficulties and the impact on state and local government finances may negatively affect the market value of the Ohio municipal securities held by the Ohio Municipal Money Market Fund.

U.S. GOVERNMENT SECURITIES.  U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

FIXED INCOME SECURITIES.  Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your

11

investment in a Fund will increase and decrease as the value of the Fund’s investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

PREPAYMENT AND CALL RISK.  Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, a Fund may have to reinvest in securities with lower yields. In addition, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

DERIVATIVES.  The Funds may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

ILLIQUID INVESTMENTS.  Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of                                  Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

Additional investment policies can be found in the Statement of Additional Information.

Portfolio Quality and Maturity	The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund’s average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition as determined under Rule 2a-7. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund’s assets (although there is no limit on government securities). Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund’s Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

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Temporary Defensive Positions	To respond to unusual market conditions, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than longer-term investments, produce taxable income and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

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How Your Account Works

Buying Fund Shares	You do not pay any sales charge (sometimes called a load) when you buy Reserve Shares of these Fund. Financial Intermediaries may receive payments from JPMorgan
Distribution Services, Inc. (JPMDS or the Distributor) or an affiliate. These payments are made at their own expense.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Reserve Shares may be purchased by the general public. However, Reserve Shares are intended primarily for investors purchasing shares through a Financial Intermediary that is paid to assist investors in establishing accounts, executing transactions and monitoring their investment.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase). Shares purchased this way will typically be held for you by the Financial Intermediary. To purchase shares contact your Northwestern Mutual Investment Services, LLC (NMIS) Registered representative.

Shares are available on any business day that the Funds are open for business. The Fund will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund’s cut-off time, purchase orders accepted by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund or an authorized agent of the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after the Fund closes will be effective the following business day.

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Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or a Financial Intermediary accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund or a Financial Intermediary receives your purchase order after the cut-off time, we will process it at the next day’s price.

Your Financial Intermediary will be responsible for transmitting your purchase order to the Fund or an authorized agent of the Fund by the Fund’s cut-off time. Your Financial Intermediary may have an earlier cut-off time. In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for the Fund is:

Michigan Municipal Money Market Fund	NOON ET
Ohio Municipal Money Market Fund	NOON ET

The Fund must receive “federal funds” before the Fund’s cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund’s close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

Minimum investments	Reserve Shares are subject to a $1,000 minimum investment requirement. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual)

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and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Through Your Financial Intermediary

Tell your Financial Intermediary what you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund or a Financial Intermediary must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Selling Fund Shares

To sell shares, contact your NMIS registered representative.

You can sell your shares on any day that JPMorgan Funds Services is accepting purchase orders. You will receive the next NAV per share calculated after JPMorgan Funds Services accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Your redemption proceeds will be paid within seven days after acceptance of the redemption request. However, the Funds will attempt to honor requests for same-day payment if the request is accepted by the Fund or an authorized agent of the Fund before the Fund’s cut-off time. If redemption requests are accepted by the Fund or a Financial Intermediary after a Fund’s cut-off time, the Fund will attempt to wire payment the next business day. The Fund also will attempt to honor requests for payment in two business days, if the redemption request is accepted by the Fund or a Financial Intermediary after the Fund’s cut-off time.

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If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

• You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

• You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.

You may sell your shares:

Through Your Financial Intermediary

Tell your Financial Intermediary how many shares you want to sell. The Fund or a Financial Intermediary must accept an order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Rule 12b-1 Fees	Each Fund has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates, including the Investment Adviser or to any sub-adviser.

Reserve Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Reserve Shares. Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Shareholder Servicing Fees	JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Funds’ customers. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of the Reserve Shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of the annual fee to such entities for performing shareholder and administrative services.

Other Information Concerning the Fund

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

See “Additional Purchases and Redemption Information” in the Statement of Additional Information for more details about this process.

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Shareholder Information

Voting Rights	The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

Dividends

The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, contact your NMIS registered representative.

Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Dividends — Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. These Funds may pay “exempt-interest dividends” if at least 50% of the value of Fund assets at the end of each quarter of the Fund’s taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally excludable from an investor’s gross income for regular federal income tax purposes. However, the receipt of

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exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

Taxation of Dividends — Michigan Municipal MoneyMarket Fund

Dividends paid by the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Taxation of Dividends — Ohio Municipal Money Market Fund

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Dividends that are attributable to profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares of any money market funds, particularly the Michigan Municipal or the Ohio Municipal Money Market Funds, with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete

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explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

Shareholder Statements and Reports	You will receive transaction confirmation statements and quarterly account statements. Please review these statements carefully.

Availability of Proxy Voting Record	The Trustees have delegated the authority to vote proxies for securities owned by the
Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at
www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than
August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

Portfolio Holdings Disclosure	Each business day, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at
www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

The Adviser	Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211,
Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the
Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of
                                 Funds. Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors
managed over $         billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors
Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the
“Investment Adviser.”

The Administrator

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all Money Market Funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

The Distributor

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Advisory Fees	Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan® Michigan Municipal Money Market Fund	.27
JPMorgan® Ohio Municipal Money Market Fund	.27

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Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k)
plans, and plan sponsors and others, including various affiliates of JPMorgan Chase &
Co., such as JPMorgan Chase Bank, N.A., Banc One Capital Markets, Bank One Trust
Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and
Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC. For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

Fund Manager Compensation and Fund Holdings	Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program the majority of which is tied directly to relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/or peer group competitors. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan also tied to investment performance. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

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Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

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Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s

25

investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

Non-Reduced Rate Funds			NET EXPENSE RATIO		GROSS EXPENSE RATIO
	FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
	Michigan Municipal Money Market Fund	Reserve	0.74%	0.70%	0.75%
	Ohio Municipal Money Market Fund	Reserve	0.72%	0.70%	0.75%

26

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

• On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

• Your investment has a 5% return each year;

• The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

• At the time of purchase, any applicable initial sales charges (loads) are deducted; and

• There is no sales charge (load) on reinvested dividends.

•   The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND	RESERVE
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$73	5.00%	4.29%	4.29%
October 31, 2006	$75	10.25%	8.77%	4.30%
October 31, 2007	$83	15.76%	13.40%	4.25%
October 31, 2008	$87	21.55%	18.21%	4.25%
October 31, 2009	$91	27.63%	23.24%	4.25%
October 31, 2010	$94	34.01%	28.48%	4.25%
October 31, 2011	$98	40.71%	33.94%	4.25%
October 31, 2012	$103	47.75%	39.63%	4.25%
October 31, 2013	$107	55.13%	45.56%	4.25%
October 31, 2014	$111	62.89%	51.75%	4.25%
October 31, 2015	$116	71.03%	58.20%	4.25%

27

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND	RESERVE
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$72	5.00%	4.29%	4.29%
October 31, 2006	$75	10.25%	8.78%	4.30%
October 31, 2007	$83	15.76%	13.40%	4.25%
October 31, 2008	$87	21.55%	18.22%	4.25%
October 31, 2009	$91	27.63%	23.25%	4.25%
October 31, 2010	$94	34.01%	28.48%	4.25%
October 31, 2011	$98	40.71%	33.94%	4.25%
October 31, 2012	$103	47.75%	39.64%	4.25%
October 31, 2013	$107	55.13%	45.57%	4.25%
October 31, 2014	$111	62.89%	51.76%	4.25%
October 31, 2015	$116	71.08%	58.21%	4.25%

28

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

MICHIGAN MUNICIPAL MONEY MARKET FUND RESERVE SHARES	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.003	0.006	0.012	0.031	0.030
Distributions:
Net investment income	(0.003)	(0.006)	(0.012)	(0.031)	(0.030)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.31%	0.62%	1.16%	3.18%	3.06%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$53,414	$77,476	$62,408	$125,294	$76,294
Ratio of expenses to average net assets	0.73%	0.74%	0.72%	0.70%	0.72%
Ratio of net investment income to average net assets	0.31%	0.62%	1.21%	3.05%	3.03%
Ratio of expenses to average net assets*	0.81%	0.82%	0.80%	0.78%	0.81%

OHIO MUNICIPAL MONEY MARKET FUND RESERVE SHARES	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.003	0.006	0.012	0.031	0.030
Distributions:
Net investment income	(0.003)	(0.006)	(0.012)	(0.031)	(0.030)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.30%	0.63%	1.17%	3.16%	3.06%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$59,971	$79,911	$90,602	$59,583	$29,842
Ratio of expenses to average net assets	0.72%	0.72%	0.71%	0.71%	0.70%
Ratio of net investment income to average net assets	0.30%	0.62%	1.17%	3.05%	3.00%
Ratio of expenses to average net assets*	0.75%	0.75%	0.75%	0.74%	0.77%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

29

Appendix A

Investment Practices	The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Michigan Municipal Money Market Fund	1
JPMorgan Ohio Municipal Money Market Fund	2

Instrument	Fund Code	Risk Type
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1-2	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1-2	Credit Liquidity Market
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-2	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-2	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-2	Market Liquidity Management
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of thirteen months.	1-2	Market Credit Liquidity
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1-2	Market Political Liquidity Foreign Investment

30

Instrument	Fund Code	Risk Type
Investment Company Securities: Shares of other money market mutual funds, including JPMorgan money market funds and shares of other money market funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-2	Market
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1-2	Prepayment Market Credit Regulatory Leverage
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1-2	Market Credit Political Tax Regulatory
Participation Interests: Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.	1-2	Credit Tax Market
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-2	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-2	Liquidity Market
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-2	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	1-2	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac obligations.	1-2	Market Credit U.S. Govt. Agency

31

Instrument	Fund Code	Risk Type
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES. The U.S. Treasury Securities Money Market Fund does not buy STRIPS and CUBES.	1-2	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1-2	Market Credit Liquidity
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-2	Market Leverage Liquidity Credit

Investment Risks	Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the
Fund’s efforts to control them), the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

•   Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

• Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

•   Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

• Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

•   Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•   Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

32

•   Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

• Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•   Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•   Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•   Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

33

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•    Consumer  — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•    Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

To Contact Northwestern Mutual Investment Services, LLC

By telephone:

Call your Northwestern Mutual Financial Network financial representative or 1-866-644-7737.

By mail:

Northwestern Mutual Investment Services, LLC

PO Box 3041

Milwaukee, WI 53201

On the internet:

http://www.nminvestments.com

If you want more information about the Funds, the following documents are free upon request:

Annual/Semiannual Reports.

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information?

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(SEC file number 811-4236)

Securities are offered through Northwestern Mutual Investment Services, LLC, member NASD and SIPC. 1-866-664-7737

92-0133 (0102) (REV2 05)

[LOGO] Northwestern Mutual
Investment Services, LLC

STATE SPECIFIC MUNICIPAL

MONEY MARKET FUNDS

Prospectus - February 19, 2005

Investing in high-quality, short-term securities for current income, stability of principal and liquidity

RESERVE SHARES

Michigan Municipal Money Market Fund

Ohio Municipal Money Market Fund

This prospectus is to be used only by asset management account clients of Robert W. Baird & Co.

The funds are series of JPMorgan Funds. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF BAIRD]

Table of

CONTENTS

Fund Summaries: Investments, Risk & Performance
JPMorgan Michigan Municipal Money Market Fund	1
JPMorgan Ohio Municipal Money Market Fund	5

More About the Funds
Principal Investment Strategies	9
Investment Risks	10
Portfolio Quality and Maturity	12
Temporary Defensive Positions	13

How Your Account Works
Buying Fund Shares	14
Selling Fund Shares	16
Rule 12b-1 Fees	17
Shareholder Servicing Fees	17

Shareholder Information
Voting Rights	19
Dividend Policies	19
Tax Treatment of Shareholders	19
Shareholder Statements and Reports	21
Availability of Proxy Voting Record	21
Portfolio Holdings Disclosure	21

Management of the Funds
The Adviser, Administrator and Distributor	22
Advisory Fees	22
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	22
Fund Manager Compensation and Fund Holdings	23

Legal Proceedings and Additional Fee and Expense Information	24
Financial Highlights	29
Appendix A: Investment Practices	30

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Michigan Municipal Money Market Fund

(formerly One Group® Michigan Municipal Money Market Fund)

What is the goal of the Fund?	The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Michigan, which provide tax-exempt income. The Fund also may invest in municipal securities issued by other states. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Michigan Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS	Large Positions/Geographic Concentration. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Michigan municipal securities, the Fund’s performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Michigan issuances, certain factors particular to Michigan, including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives in Michigan, may have a disproportionately negative impact on the Fund’s investments.

1

FUND SUMMARY

Michigan Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Reserve Shares (formerly Class A Shares)

[1]	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on March 22, 1999.

Best Quarter:	0.92%	4Q2000	Worst Quarter:	0.05%	3Q2003

2

FUND SUMMARY

Michigan Municipal Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 1/31/91
Reserve	1/31/91
1	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on March 22, 1999.

To obtain current yield information, call your Baird representative at 1-800-79-BAIRD. You also may obtain this information by visiting Baird’s website at www.bairdonline.com.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	RESERVE
Maximum Sales Charge (Load) Imposed on Purchases	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE
Exchange Fee	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	RESERVE
Investment Advisory Fees	.08%
Distribution (12b-1) Fees	.25%
Shareholder Servicing Fees	.30%
Other Expenses[2]	.12%
Total Annual Fund Operating Expenses	.75%
Fee Waiver and/or Expense Reimbursement[3]	(.05)%
Net Expenses	.70%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary.
[2]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .70% of the average daily net assets of the Reserve Shares for the period beginning February 19, 2005 through October 31, 2006.

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FUND SUMMARY

Michigan Municipal Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends

RESERVE
1 Year[1]	$72
3 Years	231
5 Years	408
10 Years	922
[1]	Without contractual fee waivers, 1 Year expenses would be $77.

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FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Ohio Municipal Money Market Fund

(formerly One Group® Ohio Municipal Money Market Fund)

What is the goal of the Fund?	The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Ohio, which provide tax-exempt income. The Fund may also invest in municipal securities issued by other states. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Ohio Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS	Large Positions/Geographically Concentrated. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Ohio municipal securities, the Fund’s performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Ohio issuances, certain factors particular to Ohio, including economic conditions, constitutional amendments, legislative and executive measures and voter initiatives in Ohio, may have a disproportionately negative impact on the Fund’s investments.

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FUND SUMMARY

Ohio Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund perfromed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year) — Reserve Shares (formerly Class A Shares)

Best Quarter:	0.91%	4Q2000	Worst Quarter:	0.05%	3Q2003

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FUND SUMMARY

Ohio Municipal Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 1/26/93
Reserve	1/26/93

To obtain current yield information, call your Baird representative at 1-800-79-BAIRD. You also may obtain this information by visiting Baird’s website at www.bairdonline.com.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

SHAREHOLDER FEES
(fees paid directly from your investment)[1]	RESERVE
Maximum Sales Charge (Load) Imposed on Purchases	NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE
(as a percentage of original purchase price or redemption proceeds, as applicable)

Redemption Fee	NONE
Exchange Fee	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	RESERVE
Investment Advisory Fees	.08%
Distribution (12b-1) Fees	.25%
Shareholder Servicing Fees	.30%
Other Expenses[2]	.12%
Total Annual Fund Operating Expenses	.75%
Fee Waiver and/or Expense Reimbursement[3]	(.05)%
Net Expenses	.70%
[1]	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary.
[2]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[3]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .70% of the average daily net assets of the Reserve Shares for the period beginning February 19, 2005 through October 31, 2006.

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FUND SUMMARY

Ohio Municipal Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

RESERVE
1 Year[1]	$72
3 Years	231
5 Years	408
10 Years	922
[1]	Without contractual fee waivers, 1 Year expenses would be $77.

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More About the Funds

Each of the two Funds described in this prospectus is a series of the JPMorgan Funds and is managed by Banc One Investment Advisors. For more information about the Funds and Banc One Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

Principal Investment Strategies	The two mutual funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND.

• The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

• Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

• The Fund will acquire only those securities that present minimal credit risks.

• As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

•  The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Michigan personal income tax.

•  The Fund also may invest up to 20% of its assets in non-Michigan municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Michigan as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

•  The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Michigan municipal securities that produce income that may be subject to the federal alternative minimum tax. If you are subject to the

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federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

• The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND.

• The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

• Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

• The Fund will acquire only those securities that present minimal credit risks.

• As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

•   The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Ohio personal income tax.

•   The Fund also may invest up to 20% of its assets in non-Ohio municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Ohio, as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

•   The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Ohio municipal securities that produce income that may be subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

• The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

Investment Risks	The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

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DIVERSIFICATION.  The Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may be less diversified than money market funds that are not single state funds. This is because a single state fund may invest a significantly greater portion of its assets in the securities of a single issuer than can a “diversified” fund. In addition, each Fund’s investments are concentrated geographically. These concentrations increase the risk of loss to each Fund if the issuer of a security fails to make interest or principal payments or if the market value of a security declines. Investment in each Fund may entail more risks than an investment in another type of money market fund.

THE MICHIGAN ECONOMY.  The Michigan Municipal Money Market Fund’s investments are concentrated in Michigan. The Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer, in part, the financing of education costs from property taxes to sales taxes.

THE OHIO ECONOMY.  The Ohio Municipal Money Market Fund’s investments are concentrated in Ohio. While Ohio’s economy has become increasingly diversified, it continues to rely to a significant degree on durable goods manufacturing, such as automobiles, tires, steel and household appliances. These industries tend to be cyclical. Agriculture also is an important part of the Ohio economy, and the state has several programs that provide financial assistance to farmers. Although obligations issued by the state and its political subdivisions are payable from specific sources or taxes, future economic difficulties and the impact on state and local government finances may negatively affect the market value of the Ohio municipal securities held by the Ohio Municipal Money Market Fund.

U.S. GOVERNMENT SECURITIES.  U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

FIXED INCOME SECURITIES.  Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your

11

investment in a Fund will increase and decrease as the value of the Fund’s investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

PREPAYMENT AND CALL RISK.  Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, a Fund may have to reinvest in securities with lower yields. In addition, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

DERIVATIVES.  The Funds may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

ILLIQUID INVESTMENTS.  Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven days. Banc One Investment Advisors will follow guidelines adopted by the Board of Trustees of                                          Funds in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

Additional investment policies can be found in the Statement of Additional Information.

Portfolio Quality and Maturity	The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund’s average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition as determined under Rule 2a-7. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund’s assets (although there is no limit on government securities). Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund’s Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

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Temporary Defensive Positions	To respond to unusual market conditions, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than longer-term investments, produce taxable income and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

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How Your Account Works

Buying Fund Shares	You do not pay any sales charge (sometimes called a load) when you buy Reserve Shares of these Funds. Financial Intermediaries may receive payments from JPMorgan Distribution Services, Inc. (JPMDS or the Distributor) or an affiliate. These payments are made at their own expense.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Reserve Shares may be purchased by the general public. However, Reserve Shares are intended primarily for investors purchasing shares through a Financial Intermediary that is paid to assist investors in establishing accounts, executing transactions and monitoring their investment.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co., (JPMorgan Chase). Shares purchased this way will typically be held for you by the Financial Intermediary. To purchase shares, contact your Baird Financial Adviser.

Shares are available on any business day that the Funds are open for business. The Funds will be closed on weekends and days on which the Federal Reserve Bank of New York (Federal Reserve) or the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund’s cut-off time, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund or a Financial Intermediary before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after the Fund closes will be effective the following business day.

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Shareholders will receive notice at www.jpmorganfunds.com if and to what extent a Fund remains open following an early close of the NYSE or if and to what extent a Fund will be open on a day when the Federal Reserve is open and the NYSE is not.

The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. government securities market close trading early.

If the Fund or a Financial Intermediary accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund or a Financial Intermediary accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Your Financial Intermediary will be responsible for transmitting your purchase order to the Fund or a Financial Intermediary by the Fund’s cut-off time. Your Financial Intermediary may have an earlier cut-off time. In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for the Fund is:

Michigan Municipal Money Market Fund	NOON ET
Ohio Municipal Money Market Fund	NOON ET

The Fund must receive “federal funds” before the Fund’s cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund’s close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

Minimum Investments	Reserve Shares are subject to a $1,000 minimum investment requirement. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will

15

fask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Through Your Financial Intermediary

Tell your Financial Intermediary what you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund or a Financial Intermediary must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Selling Fund Shares	To sell shares, contact your Baird Financial Advisor. You can sell your shares on any day that JPMorgan Funds Services is accepting purchase orders. You will receive the next NAV per share calculated after JPMorgan Funds Services accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Your redemption proceeds will be paid within seven days after acceptance of the redemption request. However, the Funds will attempt to honor requests for same-day payment if the request is accepted by the Fund or a Financial Intermediary before the Fund’s cut-off time. If redemption requests are accepted by the Fund or a Financial Intermediary after a Fund’s cut-off time, the Fund will attempt to wire payment the next business day. The Fund also will attempt to honor requests for payment in two business days, if the redemption request is accepted by the Fund or a Financial Intermediary after the Fund’s cut-off time.

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If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.

You may sell your shares:

Through Your Financial Intermediary

Tell your Financial Intermediary how many shares you want to sell. The Fund or a Financial Intermediary must accept an order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Rule 12b-1 Fees	Each Fund has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates, including the Investment Adviser or to any sub-adviser.

Reserve Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Reserve Shares. Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Fees	JPMorgan Funds, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS has agreed to provide certain support

17

services to the Funds’ customers. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of the Reserve Shares of each Fund. JPMDS may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of the annual fee to such entities for performing shareholder and administrative services.

Other Information Concerning the Fund

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC.

See “Additional Purchases and Redemption Information” in the Statement of Additional Information for more details about this process.

18

Shareholder Information

Voting Rights	The Funds do not hold annual shareholder meetings, but may hold special meetings.
The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

Dividends

The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, contact your Baird Financial Advisor.

Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Dividends — Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. These Funds may pay “exempt-interest dividends” if at least 50% of the value of Fund assets at the end of each quarter of the Fund’s taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally excludable from an investor’s gross income for regular federal income tax purposes. However, the receipt of exempt-

19

interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

Taxation of Dividends — Michigan Municipal Money Market Fund

Dividends paid by the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Taxation of Dividends — Ohio Municipal Money Market Fund

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Dividends that are attributable to profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares of any money market funds, particularly the Michigan Municipal or the Ohio Municipal Money Market Funds, with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete

20

explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

Shareholder Statements and Reports	You will receive transaction confirmation statements and quarterly account statements. Please review these statements carefully.

Availability of Proxy Voting Record	The Trustees have delegated the authority to vote proxies for securities owned by the
Funds to Banc One Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at
www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than
August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

Portfolio Holdings Disclosure	Each business day, each Fund will make available upon request a complete, uncertified schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Funds’ top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Management of the Funds

The Adviser	Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211,
Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for each of the
Funds and continuously reviews, supervises and administers each of the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of
                                        . Banc One Investment Advisors has served as investment adviser to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2004, Banc One Investment Advisors managed
over $         billion in assets. Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Adviser.”

The Administrator

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all Money Market Funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

The Distributor

JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Advisory Fees	Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan Michigan Municipal Money Market Fund	.27
JPMorgan Ohio Municipal Money Market Fund	.27

Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	Banc One Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank N.A., Banc One Capital Markets, Bank One Trust Company, N.A., and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds,

22

which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC. For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

Fund Manager Compensation and Fund Holdings	Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program the majority of which is tied directly to relative investment performance. Relative investment performance is measured against each Fund’s benchmark and/or peer group competitors. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan also tied to investment performance. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

23

Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

24

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and Banc One Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached

25

Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Dividend Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

26

NON-REDUCED RATE FUNDS
		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
Michigan Municipal Money Market Fund	RESERVE	0.74%	0.70%	0.75%
Ohio Municipal Money Market Fund	RESERVE	0.72%	0.70%	0.75%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

• On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

• Your investment has a 5% return each year;

• The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

• At the time of purchase, any applicable initial sales charges (loads) are deducted; and

• There is no sales charge (load) on reinvested dividends.

•   The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND	RESERVE
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$73	5.00%	4.29%	4.29%
October 31, 2006	$75	10.25%	8.77%	4.30%
October 31, 2007	$83	15.76%	13.40%	4.25%
October 31, 2008	$87	21.55%	18.21%	4.25%
October 31, 2009	$91	27.63%	23.24%	4.25%
October 31, 2010	$94	34.01%	28.48%	4.25%
October 31, 2011	$98	40.71%	33.94%	4.25%
October 31, 2012	$103	47.75%	39.63%	4.25%
October 31, 2013	$107	55.13%	45.56%	4.25%
October 31, 2014	$111	62.89%	51.75%	4.25%
October 31, 2015	$116	71.03%	58.20%	4.25%

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JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND	RESERVE
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$72	5.00%	4.29%	4.29%
October 31, 2006	$75	10.25%	8.78%	4.30%
October 31, 2007	$83	15.76%	13.40%	4.25%
October 31, 2008	$87	21.55%	18.22%	4.25%
October 31, 2009	$91	27.63%	23.25%	4.25%
October 31, 2010	$94	34.01%	28.48%	4.25%
October 31, 2011	$98	40.71%	33.94%	4.25%
October 31, 2012	$103	47.75%	39.64%	4.25%
October 31, 2013	$107	55.13%	45.57%	4.25%
October 31, 2014	$111	62.89%	51.76%	4.25%
October 31, 2015	$116	71.08%	58.21%	4.25%

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FINANCIAL HIGHLIGHTS

ONE GROUP®

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

MICHIGAN MUNICIPAL MONEY MARKET FUND RESERVE SHARES	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.003	0.006	0.012	0.031	0.030
Distributions:
Net investment income	(0.003)	(0.006)	(0.012)	(0.031)	(0.030)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.31%	0.62%	1.16%	3.18%	3.06%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$53,414	$77,476	$62,408	$125,294	$76,294
Ratio of expenses to average net assets	0.73%	0.74%	0.72%	0.70%	0.72%
Ratio of net investment income to average net assets	0.31%	0.62%	1.21%	3.05%	3.03%
Ratio of expenses to average net assets*	0.81%	0.82%	0.80%	0.78%	0.81%

OHIO MUNICIPAL MONEY MARKET FUND RESERVE SHARES	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.003	0.006	0.012	0.031	0.030
Distributions:
Net investment income	(0.003)	(0.006)	(0.012)	(0.031)	(0.030)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.30%	0.63%	1.17%	3.16%	3.06%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$59,971	$79,911	$90,602	$59,583	$29,842
Ratio of expenses to average net assets	0.72%	0.72%	0.71%	0.71%	0.70%
Ratio of net investment income to average net assets	0.30%	0.62%	1.17%	3.05%	3.00%
Ratio of expenses to average net assets*	0.75%	0.75%	0.75%	0.74%	0.77%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

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Appendix A

Investment Practices	The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the
table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Michigan Municipal Money Market Fund	1
JPMorgan Ohio Municipal Money Market Fund	2

Instrument	Fund Code	Risk Type
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1-2	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1-2	Credit Liquidity Market
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-2	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-2	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-2	Market Liquidity Management
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of thirteen months.	1-2	Market Credit Liquidity
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1-2	Market Political Liquidity Foreign Investment

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Instrument	Fund Code	Risk Type
Investment Company Securities: Shares of other money market mutual funds, including JPMorgan money market funds and shares of other money market funds for which Banc One Investment Advisors or its affiliates serve as investment adviser or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-2	Market
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1-2	Prepayment Market Credit Regulatory Leverage
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1-2	Market Credit Political Tax Regulatory
Participation Interests: Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.	1-2	Credit Tax Market
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-2	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-2	Liquidity Market
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-2	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	1-2	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac obligations.	1-2	Market Credit U.S. Govt. Agency

31

Instrument	Fund Code	Risk Type
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES. The U.S. Treasury Securities Money Market Fund does not buy STRIPS and CUBES.	1-2	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1-2	Market Liquidity Credit
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-2	Market Leverage Liquidity Credit

Investment Risks	Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the
Fund’s efforts to control them), the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

•   Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

• Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

•   Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

• Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

•   Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

32

•   Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•   Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

• Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•   Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•   Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•   Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

33

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•    Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•    Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

TO CONTACT ROBERT W. BAIRD & CO.

By telephone:

Call your Baird Financial Advisor or 800-RW-BAIRD.

By mail:

Robert W. Baird & Co.

Attn: Client Services

777 East Wisconsin Avenue

Milwaukee, WI 53202

On the Internet:

http://www.bairdonline.com

If you want more information about the Funds, the following documents are free upon request:

Annual/Semiannual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How Can I Get More Information?

You can get a free copy of the semiannual/annual reports or the SAI, request other information or discuss your questions about the Fund by contacting your Baird Financial Advisor.

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(SEC File number: 811-4236)

Robert W. Baird & Co. 777 E. Wisconsin Avenue, Milwaukee, WI 53202 Member NYSE. Member SIPC. 800-RW-BAIRD. www.bairdonline.com ©2004 Robert W. Baird & Co. Incorporated. First Use: 10/2004 MC-18147

8004.4

[LOGO OF BAIRD/A WEALTH OF ADVICE]

TOG-P1004RWB

STATEMENT OF ADDITIONAL INFORMATION

ONE GROUP® MUTUAL FUNDS

JPMorgan Arizona Tax Free Bond Fund (the “Arizona Tax Free Bond Fund”)

JPMorgan Balanced Fund (the “Balanced Fund”)

JPMorgan Cash Reserves Money Market Fund (the “Cash Reserves Money Market Fund”)

JPMorgan Core Bond Fund (the “Core Bond Fund”)

JPMorgan Core Plus Bond Fund

(the “Core Plus Bond Fund”)

JPMorgan Diversified Equity Fund (the “Diversified Equity Fund”)

JPMorgan Diversified International Fund

(the “Diversified International Fund”)

JPMorgan Diversified Mid Cap Fund

(the “Diversified Mid Cap Fund”)

JPMorgan Diversified Mid Cap Growth Fund (the “Diversified Mid Cap Growth Fund”)

JPMorgan Diversified Mid Cap Value Fund (the “Diversified Mid Cap Value Fund”)

JPMorgan Dividend Income Fund (the “Dividend Income Fund”)

JPMorgan Equity Index Fund (the “Equity Index Fund”)

JPMorgan Government Bond Fund

(the “Government Bond Fund”)

JPMorgan Government Money Market Fund (the “Government Money Market Fund”)

JPMorgan Health Sciences Fund (the “Health Sciences Fund”)

JPMorgan High Yield Bond Fund (the “High Yield Bond Fund”)

JPMorgan Institutional Prime Money Market Fund (the “Institutional Prime Money Market Fund”)

JPMorgan Intermediate Bond Fund (the “Intermediate Bond Fund”)

JPMorgan Intermediate Tax Free Bond Fund

(the “Intermediate Tax Free Bond Fund”)

JPMorgan International Equity Index Fund (the “International Equity Index Fund”)

JPMorgan Investor Balanced Fund (the “Investor Balanced Fund”)

JPMorgan Investor Conservative Growth Fund

(the “Investor Conservative Growth Fund”)

JPMorgan Investor Growth & Income Fund (the “Investor Growth & Income Fund”)

JPMorgan Investor Growth Fund (the “Investor Growth Fund”)

JPMorgan Kentucky Tax Free Bond Fund

(the “Kentucky Tax Free Bond Fund”)

JPMorgan Large Cap Growth Fund (the “Large Cap Growth Fund”)

JPMorgan Large Cap Value Fund (the “Large Cap Value Fund”)

JPMorgan Louisiana Tax Free Bond Fund

(the “Louisiana Tax Free Bond Fund”)

JPMorgan Market Expansion Index Fund (the “Market Expansion Index Fund”)

JPMorgan Michigan Municipal Money Market Fund

(the “Michigan Municipal Money Market Fund”)

JPMorgan Michigan Tax Free Bond Fund (the “Michigan Tax Free Bond Fund”)

JPMorgan Multi-Cap Market Neutral Fund

(the “Multi-Cap Market Neutral Fund”)

JPMorgan Mortgage-Backed Securities Fund (the “Mortgage-Backed Securities Fund”)

JPMorgan Municipal Money Market Fund

(the “Municipal Money Market Fund”)

JPMorgan Ohio Municipal Money Market Fund (the “Ohio Municipal Money Market Fund”)

JPMorgan Ohio Tax Free Bond Fund (the “Ohio Tax Free Bond Fund”)

JPMorgan Short Duration Bond Fund

(the “Short Duration Bond Fund”)

JPMorgan Short Term Tax Free Bond Fund (the “Short Term Tax Free Bond Fund”)

JPMorgan Small Cap Value Fund (the “Small Cap Value Fund”)

JPMorgan Small Company Growth Fund (the “Small Company Growth Fund”)

JPMorgan Strategic Small Cap Value Fund

(the “Strategic Small Cap Value Fund”)

JPMorgan Tax Free Bond Fund (the “Tax Free Bond Fund”)

JPMorgan Tax Free Income Bond Fund

(the “Tax Free Income Bond Fund”)

JPMorgan Technology Fund (the “Technology Fund”)

JPMorgan Treasury & Agency Fund

(the “Treasury & Agency Fund”)

JPMorgan Treasury Only Money Market Fund (the “Treasury Only Money Market Fund”)

JPMorgan Ultra Short Term Bond Fund

(the “Ultra Short Term Bond Fund”)

JPMorgan U.S. Government Securities Money Market Fund (the “U.S. Government Securities Money Market Fund”)

JPMorgan U.S. Real Estate Fund (the “U.S. Real Estate Fund”)

JPMorgan U.S. Treasury Securities Money Market Fund

(the “U.S. Treasury Securities Money Market Fund”)

JPMorgan West Virginia Tax Free Bond Fund (the “West Virginia Tax Free Bond Fund”)

(each a “Fund,” and collectively the “Funds”)

February 19, 2005

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectuses dated February 19, 2005 (each a “PROSPECTUS” and, together, the “PROSPECTUSES”). This SAI is incorporated in its entirety into each Fund’s Prospectus or Prospectuses. The Annual Report for the Funds for the fiscal year ended June 30, 2004 is incorporated by reference into this Statement of Additional Information. A copy of the Annual Report and each Prospectus are available without charge by writing to JPMorgan Distribution Services, Inc., at P.O. Box 710211, Columbus, Ohio 43271-0211 or by calling toll free 1-800-480-4111.

THE TRUST

                     (the “TRUST”) is an open-end, management investment company. The Trust was formed as a Massachusetts business trust on May 23, 1985. The Trust changed its name from The One Group® to One Group Mutual Funds in March, 1999. On August 12, 2004, the Board of Trustees of the Trust approved the redomiciliation of the Trust as a Delaware statutory trust to be called “JPMorgan Trust II,” subject to the approval of shareholders of the Trust. A special meeting of shareholders is scheduled to be held on January 20, 2005 to consider this proposal, among others. If the redomiciliation proposal is approved by shareholders, the redomiciliation is expected to be effective as of the close of business on February 18, 2005.

The Trust currently consists of fifty-one series of units of beneficial interest (“SHARES”) each representing interests in one of the following separate investment portfolios (each a “FUND” and collectively, the “FUNDS”):

Money Market Funds:    The U.S. Treasury Securities Money Market Fund, the Cash Reserves Money Market Fund, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, the U.S. Government Securities Money Market Fund, the Treasury Only Money Market Fund, the Government Money Market Fund, and the Institutional Prime Money Market Fund (these nine Funds being collectively referred to as the “MONEY MARKET FUNDS”),

Equity Funds:    The Dividend Income Fund, the Diversified Mid Cap Value Fund, the Diversified Mid Cap Growth Fund, the Equity Index Fund, the International Equity Index Fund, the Large Cap Value Fund, the Large Cap Growth Fund, the Balanced Fund, the Diversified Equity Fund, the Small Company Growth Fund, the Small Cap Value Fund, the Diversified Mid Cap Fund, the Diversified International Fund, the Market Expansion Index Fund, the Technology Fund, the Health Sciences Fund, the Multi-Cap Market Neutral Fund, the U.S. Real Estate Fund and the Strategic Small Cap Value Fund (these nineteen Funds being collectively referred to as the “EQUITY FUNDS”),

Income Funds:    The Intermediate Bond Fund, the Core Plus Bond Fund, the Government Bond Fund, the Ultra Short Term Bond Fund, the Short Duration Bond Fund, the Treasury & Agency Fund, the High Yield Bond Fund, the Core Bond Fund, and the Mortgage-Backed Securities Fund (these nine Funds being collectively referred to as the “INCOME FUNDS”),

Tax Free Bond Funds:    The Intermediate Tax Free Bond Fund, the Tax Free Income Bond Fund, the Tax Free Bond Fund, the Short Term Tax Free Bond Fund, the Ohio Tax Free Bond Fund, the West Virginia Tax Free Bond Fund, the Kentucky Tax Free Bond Fund, the Arizona Tax Free Bond Fund, the Louisiana Tax Free Bond Fund, and the Michigan Tax Free Bond Fund (these ten Funds being collectively referred to as the “TAX FREE BOND FUNDS”),

Funds of Funds:    The Investor Growth Fund, the Investor Growth & Income Fund, the Investor Balanced Fund, and the Investor Conservative Growth Fund (these four Funds being collectively referred to as the “FUNDS OF FUNDS”), and

Municipal Funds:    The Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Tax Free Bond Funds are also referred to as the “MUNICIPAL FUNDS.”

International Funds:    The Diversified International Fund and the International Equity Index Fund are also referred to as the “INTERNATIONAL FUNDS.”

Pending Fund Mergers.    On August 12, 2004, the Board of Trustees of the Trust approved sixteen merger transactions involving seventeen of the fifty-one current series of the Trust. The proposed target and acquiring funds for each of the sixteen proposed merger transactions are shown in the table below, which presents the One Group Funds in boldface. A special meeting of shareholders of each of the target funds has been called for January 20, 2005 to consider these proposed merger transactions. If a proposed merger transaction is approved by shareholders, the merger will occur on or about February 18, 2005, or at such later date as the parties to each merger transaction may agree.

1

[TO BE PROVIDED IN RULE 485(b) FILING]

Fund Names. Prior to February 19, 2005, the Funds had the following names listed below corresponding to their current names:

Former One Group Name	Current Names as of February 19, 2005
One Group Arizona Municipal Bond Fund	JPMorgan Arizona Tax Free Bond Fund
One Group Balanced Fund	JPMorgan Balanced Fund
One Group Bond Fund	JPMorgan Core Bond Fund
One Group Diversified Equity Fund	JPMorgan Diversified Equity Fund
One Group Diversified International Fund	JPMorgan Diversified International Fund
One Group Diversified Mid Cap Fund	JPMorgan Diversified Mid Cap Fund
One Group Equity Income Fund	JPMorgan Dividend Income Fund
One Group Equity Index Fund	JPMorgan Equity Index Fund
One Group Government Bond Fund	JPMorgan Government Bond Fund
One Group Government Money Market Fund	JPMorgan Government Money Market Fund
One Group Health Sciences Fund	JPMorgan Health Sciences Fund
One Group High Yield Bond Fund	JPMorgan High Yield Bond Fund
One Group Income Bond Fund	JPMorgan Core Plus Bond Fund
One Group Institutional Prime Money Market Fund	JPMorgan Institutional Prime Money Market Fund
One Group Intermediate Bond Fund	JPMorgan Intermediate Bond Fund
One Group Intermediate Tax-Free Bond Fund	JPMorgan Intermediate Tax Free Bond Fund
One Group International Equity Index Fund	JPMorgan International Equity Index Fund
One Group Investor Balanced Fund	JPMorgan Investor Balanced Fund
One Group Investor Conservative Growth Fund	JPMorgan Investor Conservative Growth Fund
One Group Investor Growth & Income Fund	JPMorgan Investor Growth & Income Fund
One Group Investor Growth Fund	JPMorgan Investor Growth Fund
One Group Kentucky Municipal Bond Fund	JPMorgan Kentucky Tax Free Bond Fund

2

Former One Group Name	Current Names as of February 19, 2005
One Group Large Cap Growth Fund	JPMorgan Large Cap Growth Fund
One Group Large Cap Value Fund	JPMorgan Large Cap Value Fund
One Group Louisiana Municipal Bond Fund	JPMorgan Louisiana Tax Free Bond Fund
One Group Market Expansion Index Fund	JPMorgan Market Expansion Index Fund
One Group Market Neutral Fund	JPMorgan Multi-Cap Market Neutral Fund
One Group Michigan Municipal Bond Fund	JPMorgan Michigan Tax Free Bond Fund
One Group Michigan Municipal Money Market Fund	JPMorgan Michigan Municipal Money Market Fund
One Group Mid Cap Growth Fund	JPMorgan Diversified Mid Cap Growth Fund
One Group Mid Cap Value Fund	JPMorgan Diversified Mid Cap Value Fund
One Group Mortgage-Backed Securities Fund	JPMorgan Mortgage-Backed Securities Fund
One Group Municipal Income Fund	JPMorgan Tax Free Income Bond Fund
One Group Municipal Money Market Fund	JPMorgan Municipal Money Market Fund
One Group Ohio Municipal Bond Fund	JPMorgan Ohio Tax Free Bond Fund
One Group Ohio Municipal Money Market Fund	JPMorgan Ohio Municipal Money Market Fund
One Group Prime Money Market Fund	JPMorgan Cash Reserves Money Market Fund
One Group Real Estate Fund	JPMorgan U.S. Real Estate Fund
One Group Short-Term Bond Fund	JPMorgan Short Duration Bond Fund
One Group Short-Term Municipal Bond Fund	JPMorgan Short Term Tax Free Bond Fund
One Group Small Cap Growth Fund	JPMorgan Small Company Growth Fund
One Group Small Cap Value Fund	JPMorgan Small Cap Value Fund
One Group Strategic Small Cap Value Fund	JPMorgan Strategic Small Cap Value Fund
One Group Tax-Free Bond Fund	JPMorgan Tax Free Bond Fund
One Group Technology Fund	JPMorgan Technology Fund
One Group Treasury & Agency Fund	JPMorgan Treasury & Agency Fund
One Group Treasury Only Money Market Fund	JPMorgan Treasury Only Money Market Fund
One Group U.S. Government Securities Money Market Fund	JPMorgan U.S. Government Securities Money Market Fund
One Group U.S. Treasury Securities Money Market Fund	JPMorgan U.S. Treasury Securities Money Market Fund
One Group Ultra Short-Term Bond Fund	JPMorgan Ultra Short Term Bond Fund
One Group West Virginia Municipal Bond Fund	JPMorgan West Virginia Tax Free Bond Fund

Diversification.    All of the Trust’s Funds are diversified, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), except the following which are non-diversified:

1.	the Ohio Tax Free Bond Fund;
2.	the Kentucky Tax Free Bond Fund;
3.	the West Virginia Tax Free Bond Fund;
4.	the Arizona Tax Free Bond Fund;
5.	the Michigan Tax Free Bond Fund;
6.	the Michigan Municpal Money Market Fund;
7.	the Ohio Municipal Money Market Fund;
8.	the Louisiana Tax Free Bond Fund;
9.	the Technology Fund;
10.	the Health Sciences Fund; and
11.	the U.S. Real Estate Fund.

3

Share Classes.    Shares in the Funds of the Trust are generally offered in multiple classes. The following chart shows the share classes offered (or which will be offered in the future) by each of the Funds as of the date of this Statement of Additional Information:

All Non-Money Market Funds

	FUND	Class A		Class B		Class C		Select Class		Institutional Class	Ultra Class
1.	Arizona Tax Free Bond	X		X		X	*	X
2.	Balanced	X		X		X		X
3.	Core Bond	X		X		X		X			X*
4.	Core Plus Bond	X		X		X		X			X*
5.	Diversified Equity	X		X		X		X
6.	Diversified International	X		X		X		X
7.	Diversified Mid Cap	X		X		X		X			X*
8.	Diversified Mid Cap Growth	X		X		X		X			X*
9.	Diversified Mid Cap Value	X		X		X		X			X*
10.	Dividend Income	X		X		X		X
11.	Equity Index	X		X		X		X
12.	Government Bond	X		X		X		X			X*
13.	Health Sciences	X		X		X		X
14.	High Yield Bond	X		X		X		X			X*
15.	Intermediate Bond	X		X		X		X			X*
16.	Intermediate Tax Free Bond	X		X		X	*	X
17.	International Equity Index	X		X		X		X
18.	Investor Balanced	X		X		X		X
19.	Investor Conservative Growth	X		X		X		X
20.	Investor Growth	X		X		X		X
21.	Investor Growth & Income	X		X		X		X
22.	Kentucky Tax Free Bond	X		X		X	*	X
23.	Large Cap Growth	X		X		X		X			X*
24.	Large Cap Value	X		X		X		X			X*
25.	Louisiana Tax Free Bond	X		X		X	*	X
26.	Market Expansion Index	X		X		X		X
27.	Michigan Tax Free Bond	X		X		X	*	X
28.	Multi-Cap Market Neutral	X		X		X		X
29.	Mortgage-Backed Securities	X						X			X*
30.	Ohio Tax Free Bond	X		X		X	*	X
31.	Short Duration Bond	X		X		X		X			X*
32.	Short Term Tax Free Bond	X		X		X		X
33.	Small Cap Growth	X		X		X		X		X*
34.	Small Cap Value	X		X		X		X			X*
35.	Strategic Small Cap Value	X	*	X	*	X	*	X	*
36.	Tax Free Bond	X		X		X	*	X
37.	Tax Free Income Bond	X		X		X		X
38.	Technology	X		X		X		X
39.	Treasury & Agency	X		X		X	*	X
40.	Ultra Short Term Bond	X		X		X		X			X*
41.	U.S. Real Estate	X	*	X	*	X	*	X	*
42.	West Virginia Tax Free Bond	X		X		X	*	X

[1]	Effective February 19, 2005, the Class I shares of the non-money market funds were redesignated as Select Class shares.

*	As of the date of this Statement of Additional Information, these shares had not commenced operations.

4

Money Market Funds

	FUND	Capital Class	Institutional Class	Agency Class	Premier Class	Investor Class	Morgan Class	Reserve Class[2]	Class B	Class C
1.	Michigan Municipal Money Market				X3		X	X
2.	Municipal Money Market		X	X	X3		X	X
3.	Ohio Municipal Money Market				X3		X	X
4.	Cash Reserves Money Market	X	X	X	X	X1	X	X	X	X
5.	U.S. Government Securities Money Market				X3			X
6.	U.S. Treasury Securities Money Market		X	X	X	X1	X	X	X	X

[1]	Effective February 19, 2005, the Class I Shares of these Money Market Funds were redesignated Investor Class shares.

[2]	Effective February 19, 2005, the Class A shares of the Money Market Funds were redesignated Reserve Class shares. Shareholders who were not utilizing sweep services as of February 18, 2005 automatically exchanged their Reserve Shares for Morgan Shares.

[3]	Effective February 19, 2005, the Class I shares of these Money Market Funds were redesignated Premier Class shares.

	FUND	Capital Class[1]	Institutional Class	Agency[2] Class	Premier[3] Class	Morgan Class	Reserve Class
1.	Government Money Market	X	X	X	X	X	X
2.	Institutional Prime Money Market	X		X	X
3.	Treasury Only Money Market	X		X	X

[1]	Effective February 19, 2005, the Class I shares of the Institutional Money Market Funds were redesignated Capital Class shares.

[2]	Effective February 19, 2005, the Administrative Class shares of the Institutional Money Market Funds were redesignated Agency Class shares.

[3]	Effective February 19, 2005, the Class S shares of the Institutional Money Market Funds were redesignated Premier Class shares.

Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in a particular class of Shares of a Fund should be made without first reading that Fund’s Prospectus.

Pegasus Consolidation.    In March, 1999, the then-existing Funds of the Trust consolidated with the Pegasus Funds pursuant to an Agreement and Plan of Reorganization. Except for the Funds listed below, the Funds of the Trust were considered to be the surviving funds for accounting purposes. The following list shows the name of the former Pegasus Funds that are considered to be the surviving funds for accounting purposes and the current name of such Funds:

Name of Former Pegasus Fund	Current Name of JPMorgan Fund
1. Pegasus Multi-Sector Bond Fund	1. JPMorgan Core Plus Bond Fund
2. Pegasus Intermediate Bond Fund	2. JPMorgan Intermediate Bond Fund
3. Pegasus Small-Cap Opportunity Fund	3. JPMorgan Small Cap Value Fund
4. Pegasus Mid-Cap Opportunity Fund	4. JPMorgan Diversified Mid Cap Fund
5. Pegasus International Equity Fund	5. JPMorgan Diversified International Fund
6. Pegasus Market Expansion Index Fund	6. JPMorgan Market Expansion Index Fund
7. Pegasus Bond Fund	7. JPMorgan Core Bond Fund
8. Pegasus Short Municipal Bond Fund	8. JPMorgan Short Term Tax Free Bond Fund
9. Pegasus Municipal Bond Fund	9. JPMorgan Tax Free Bond Fund
10. Pegasus Michigan Municipal Bond Fund	10. JPMorgan Michigan Tax Free Bond Fund
11. Pegasus Michigan Municipal Money Market Fund	11. JPMorgan Michigan Municipal Money Market Fund

These 11 Funds are collectively referred to as the “PEGASUS PREDECESSOR FUNDS.” Individual Pegasus Predecessor Funds are identified in this Statement of Additional Information by their JPMorgan names.

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INVESTMENT OBJECTIVES AND POLICIES

The following policies supplement each Fund’s investment objective and policies as set forth in the respective Prospectus for that Fund. Banc One Investment Advisors Corporation (“BANC ONE INVESTMENT ADVISORS”) advises each Fund, except for the U.S. Real Estate Fund which is advised by Security Capital Research & Management, Inc. (“SC-R&M”) and, subject to shareholder approval, the International Equity Index Fund, which will be advised by JPMorgan Investment Management Inc. (“JPMIM”) effective February 19, 2005. Banc One High Yield Partners, LLC (“BOHYP”) serves as sub-adviser for the Core Plus Bond Fund and the High Yield Bond Fund. BOHYP is also referred to herein as “SUB-ADVISER.” Banc One Investment Advisors, SC-R&M and BOHYP are also referred to herein as the “INVESTMENT ADVISERS” and, individually, as the “INVESTMENT ADVISER”. The Investment Adviser that makes the day-to-day portfolio management descisions for a Fund is referred to herein as that Fund’s “MANAGER”. The Manager of the Core Plus Bond Fund and the High Yield Bond Fund is BOHYP, the Manager of the U.S. Real Estate Fund is SC-R&M, the Manager of the International Equity Index Fund is JPMIM, and the Manager of each of the other Funds is Banc One Investment Advisors. When this Statement of Additional Information indicates that an action or determination may be taken or made by Banc One Investment Advisors, such action or determination may be taken or made with respect to the Core Plus Bond Fund or the High Yield Bond Fund by BOHYP, subject to the supervision of Banc One Investment Advisors.

Additional Information on Fund Instruments

Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Prepayment Risks.    The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

Bank Obligations

Bank obligations consist of bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Fund, a bankers’ acceptance must be guaranteed by a domestic or foreign bank or savings and loan association having, at the time of investment, total assets in excess of $1 billion (as of the date of its most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. To be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institution has total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.

Some of the Funds may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. The Funds may also invest in yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Certain Funds may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments” herein).

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Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks or savings and loan associations from which a Fund could purchase certificates of deposit. All of the Funds may utilize Demand Deposits in connection with their day-to-day operations.

Commercial Paper

Commercial paper consists of promissory notes issued by corporations. Although such notes are generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Funds only purchase commercial paper that meets the following criteria:

Income Funds.    The Short Duration Bond Fund, the Intermediate Bond Fund, the Core Bond Fund, the Ultra Short Term Bond Fund, and the Mortgage-Backed Securities Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) (such as A-2 or better by Standard & Poor’s Rating Service (“S&P”), Prime-2 or better by Moody’s Investors Service, Inc. (“MOODY’S”), F2 or better by Fitch Ratings (“FITCH”), or R-2 or better by Dominion Bond Rating Service Limited (“DOMINION”)) or if unrated, determined by the Manager to be of comparable quality. The High Yield Bond Fund and the Core Plus Bond Fund may purchase commercial paper rated by at least one NRSRO (regardless of the rating assigned and any unrated commercial paper).

Tax Free Bond Funds.    The Tax Free Bond Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion) or if unrated, determined by the applicable Manager to be of comparable quality. If commercial paper has both a long-term and a short-term rating, it must have either a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories.

Money Market Funds.    The Money Market Funds (other than the U.S. Treasury Securities Money Market Fund, the U.S. Government Securities Money Market Fund, the Government Money Market Fund, and the Treasury Only Money Market Fund) may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion), or, if unrated, determined by the applicable Manager to be of comparable quality.

Equity Funds.    The Equity Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F-2 or better by Fitch or R-2 or better by Dominion) or if unrated, determined by the applicable Manager to be of comparable quality.

Some of the above Funds may also invest in Canadian commercial paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Common Stock

Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors. (Equity securities such as common stock will generally comprise no more than 10% of the High Yield Bond Fund’s total assets).

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Convertible Securities

Convertible securities are similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Funds base their selection of convertible securities, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not invest in common stock.

Demand Features

Some of the Funds may acquire securities that are subject to puts and standby commitments (“DEMAND FEATURES”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security.

Under a “STAND-BY COMMITMENT,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options. A Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemption requests and remain as fully invested as possible.

Exchange Traded Funds

Certain of the Funds may invest in Exchange Traded Funds (“ETFs”). Exchange Traded Funds are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor’s Depositary Receipts are ETFs that track the S&P 500. Sector ETFs track companies represented in related industries within a sector of the economy. For example, iShares Dow Jones U.S. Healthcare Sector Index Fund is a sector ETF that tracks the Dow Jones Healthcare sector. International ETFs track a group of stocks from a specific country. For example, iShares MSCI-Australia tracks the Morgan Stanley Capital International Index for Australia Stocks.

ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publically issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares GS $ Investor Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the GS $ Investop Index.

ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange, and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

The investment vehicles issuing ETFs are not actively managed. Rather, the investment vehicle’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively

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managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Funds may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.

A Fund will limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs will not exceed 10% of the Fund’s total assets, when aggregated with all other investments in investment companies.

Foreign Investments

Some of the Funds may invest in certain obligations or securities of foreign issuers. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

Risk Factors of Foreign Investments

Political and Exchange Risks.    Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs.    Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences.    Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

Currency Risk.    Foreign securities are typically denominated in foreign currencies. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by:

•	Changes in currency exchange rates;

•	The relative strength of those currencies and the U.S. dollar; and

•	Exchange control regulations.

Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to Shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in

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foreign exchange markets. Accordingly, the ability of the International Funds to achieve their investment objective may depend, to a certain extent, on exchange rate movements.

By investing in foreign securities, the International Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by a Fund’s investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities.

The International Funds seek increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends.

•	The international investments of the International Equity Index Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by one of the Fund’s investments in one foreign market represented in its portfolio may offset potential gains from the Fund’s investments in another country’s markets.

•	The Diversified International Fund invests primarily in the securities of companies located in Europe, Asia and Latin America. The Fund may also invest in other regions and countries that present attractive investment opportunities, including developing countries. Because the Fund may invest over 25% of its total assets in a single country, political and economic developments in that country will have a greater impact on the performance of the Fund than would be the case if the Fund were more widely diversified.

Limitations on the Use of Foreign Investments

Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the Equity Funds (with the exception of the International Funds and the Market Expansion Index Fund) and the Core Plus Bond Fund, the High Yield Bond Fund, the Core Bond Fund, the Short Duration Bond Fund and the Mortgage-Backed Securities Fund. Investments in foreign obligations or securities shall not exceed 10% of the net assets of the Market Expansion Index Fund.

Foreign Currency Transactions

The International Funds may engage in various strategies to hedge against interest rate and currency risks. These strategies may consist of use of any of the following, some of which also have been described above: options on Fund positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and interest rate and currency swaps, caps and floors. The International Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the United States, a Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund’s investments in foreign securities. The International Funds may enter into such transactions only in connection with hedging strategies.

While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or currency exchange rates occur.

The International Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract. The Core Plus Bond Fund and each International Fund’s dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

Transaction Hedging.    When the International Funds engage in transaction hedging, they enter into foreign currency transactions with respect to specific receivables or payables of the Funds generally arising in connection with the purchase or sale of their portfolio securities. The International Funds and the Core Plus Bond Fund will engage in transaction hedging

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when they desire to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the International Funds and the Core Plus Bond Fund will attempt to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The International Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The International Funds may also enter into contracts to purchase or sell foreign currencies at a future date (“FORWARD CONTRACTS”). Although there is no current intention to do so, the International Funds and the Core Plus Bond Fund reserve the right to purchase and sell foreign currency futures contracts traded in the United States and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).

For transaction hedging purposes, the International Funds may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

Position Hedging.    When engaging in position hedging, the International Funds will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which a Fund’s Manager expects to purchase, when the Fund holds cash or short-term investments. In connection with the position hedging, a Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. The International Funds may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the United States and subject to regulation by the CFTC, although the International Funds have no current intention to do so.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, the International Funds may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Although the International Funds have no current intention to do so, the International Funds may write covered call options on up to 100% of the currencies in its portfolio to offset some of the costs of hedging against fluctuations in currency exchange rates.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the International Funds own or expect to purchase or sell. They simply seek to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

Forward Foreign Currency Exchange Contracts.    The International Funds, for hedging purposes only, may purchase forward foreign currency exchange contracts, which involve an obligation to purchase or sell a specific currency at a future

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date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancellable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are entered into directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Foreign Currency Futures Contracts.    The International Funds may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund will enter into foreign currency futures contracts solely for bona fide hedging or other appropriate risk management purposes as defined in CFTC regulations.

When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund’s position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

In addition to the margin requirements discussed above, transactions in currency futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the “SEC”). Under those requirements, with a Fund has a long position in a futures or forward contract, it may be required to establish a segregated account containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures or forward contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund “covers” a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures or forward contract, could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it “covers” these positions. For example, where a Fund holds a short position in a futures or forward contract, it may cover by owning the instruments or currency underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures or forward contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures or forward contract, it may cover either by entering into a long

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position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund.

At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the International Funds intend to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

Foreign Currency Options.    The International Funds may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

A Fund is authorized to purchase or sell listed foreign currency options, and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate. The International Funds will not speculate in foreign currency options, futures or related options or currency swap contracts. Accordingly, the International Funds will not hedge a currency substantially in excess (as determined by the applicable Manager) of the market value of the securities denominated in such currency which they own, the expected acquisition price of securities which they have committed or anticipate to purchase which are denominated in such currency, and, in the cases of securities which have been sold by a Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the International Funds will segregate, at their custodian or sub-custodians, U.S. government or other high quality liquid securities having a market value representing any subsequent net decrease in the market value of such hedged positions including net positions with respect to cross-currency hedges. The International Funds may not incur potential net liabilities with respect to currency and securities positions, including net liabilities with respect to cross-currency hedges, of more than 33 1/3 % of their total assets from foreign currency options, futures, related options and forward currency transactions.

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The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

Foreign Currency Conversion.    Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Other Foreign Currency Hedging Strategies.    New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and the International Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.

Risk Factors in Hedging Transactions

Imperfect Correlation.    Foreign currency hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in the security being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund’s securities.

Liquidity.    In addition, these instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although the contemplated use of hedging instruments should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

Judgment of the Manager.    Successful use of hedging instruments by the International Funds depends upon the ability of the applicable Manager to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Manager are not met, a Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when hedging with instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

FUTURES AND OPTIONS TRADING

Some of the Funds may enter into futures contracts, options, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested, reducing transaction costs, or managing interest rate risk.

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Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. The Funds may use affiliated FCMs or brokerage firms to the extent permitted by the 1940 Act and the regulations issued thereunder. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Funds only invest in futures contracts to the extent they could invest in the underlying instrument directly.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded;

•	may be maintained in cash or certain other liquid assets by the Funds’ custodian for the benefit of the FCM; and

•	are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which they do business and by depositing margin payments in a segregated account with the Trust’s custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if a Fund “covers” a long position. For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Liquidity Impact of Margin and SEC Segregation Requirements

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments because such Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open.

Limits on Futures Contracts

The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. In

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addition, none of the Equity Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Fund’s total assets.

Purpose of Utilizing Futures

A Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund’s interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result quickly and easily by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity.    Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.    Futures contracts entail risks. Although the Funds believe that the use of such contracts will benefit the Funds, a Fund’s overall performance could be worse than if such Fund had not entered into futures contracts if a Fund’s Manager’s investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if

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the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Funds will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.    The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests. For example, a Fund may by hedge investments in portfolio securities with a futures contract based on a broad index of securities; this involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.

Options Contracts

Some of the Funds may use options on securities or futures contracts to reduce investment risk. An option gives the buyer of the option the right (but not the obligation) to purchase a futures contract or security at a specified price (the “STRIKE PRICE”). The purchase price of an option is referred to as its “PREMIUM.” Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. If an option is not exercised prior to its expiration, it becomes worthless. This means the buyer has lost the premium paid, while the seller (the “WRITER”) has received a premium without being required to perform. Increased market volatility and relatively longer remaining life spans generally increase the value of options by increasing the probability of market swings favorable to the holder and unfavorable to the writer during the life of the option.

•	A CALL OPTION gives the buyer the right to purchase a security at a specified price (the “EXERCISE PRICE”) at any time until a certain date. So long as the obligation of the writer of a call option continues, the writer may be required to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer closes the transaction by purchasing an option identical to that previously sold. To secure the writer’s obligation under a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A call option is “in-the-money” if the strike price is below current market levels and “out-of-the-money” if the strike price is above current market level.

•	A PUT OPTION gives the buyer the right to sell the underlying futures contract or security. The writer of a put option must purchase futures contracts or securities at a strike price if the option is exercised. A put option is “in-the-money” if the strike price is above current market levels and “out-of-the-money” if the strike price is below current market levels.

•	A COVERED OPTION is an option written by a party who owns the underlying position.

•	AN OPENING TRANSACTION is the initial purchase or sale of an option.

•

A CLOSING TRANSACTION is a transaction which effectively ends an option writer’s financial exposure to an existing option obligation. A closing transaction involves entering into an option contract that has the reverse effect of that being closed out. Such an option will be on the same security with the same exercise price and expiration date as the option contract originally opened. The premium which a Fund will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was written, depending in large part

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upon the relative price of the underlying security at the time of each transaction. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security.

Purchasing Call Options

Certain Funds may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Writing (Selling) Covered Call Options

Some of the Funds may write covered call options and purchase options to close out options previously written by the Fund. A Fund’s purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Generally, the Funds will write covered call options on securities which, in the opinion of the Fund’s Manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which a Fund already owns.

Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options, that is, options that are not covered which a Fund will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

The security covering the call will be maintained in a segregated account with the Fund’s custodian. Unlike one who owns a security not subject to an option, a Fund has no control over when it may be required to sell the underlying security, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be “called away” at a price substantially below the fair market value of the security. Additionally, when a security is called away, the Fund’s turnover rate will increase, which would cause a Fund to incur additional brokerage expenses. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

The Funds do not consider a security covered by a call to be “pledged” as that term is used in each Fund’s policy which limits the pledging of its assets. Call options written by a Fund will normally have expiration dates of less than nine months from the date written.

The premium received is the market value of an option. In determining whether a particular call option should be written, a Fund’s Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Given that increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing transaction on a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

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Purchasing Put Options

Certain Funds may also purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option because the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by the transaction cost.

Writing (Selling) Secured Puts

Certain Funds may write secured puts. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being “put to” the writer at the strike price of the option which may be substantially in excess of the fair market value of the security. If a secured put option expires unexercised, the writer realizes a gain in the amount of the premium.

Engaging in Straddles and Spreads

Certain Funds also may engage in straddles and spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. The Fund will sell a straddle when the Fund’s Manager believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits the Fund to make a hedged investment that the price of a security will increase or decline.

Risk Factors in Options Transactions

Risk of Loss in Purchasing Transactions.    When a Fund purchases an option, it runs the risk of losing its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, there may be imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of the options.

Risk of Loss in Writing (Selling) Options.    When it writes a covered call option, a Fund runs the risk that it will be forced to sell a security it owns at below its market value or, alternatively, incur a loss in otherwise extinguishing its obligation under the covered call option. When it writes a secured put option, a Fund runs the risk that it will be required to buy a security at above its market price or, alternatively, incur a loss in otherwise extinguishing its obligation under the secured put option.

Judgment of Advisor.    The successful use of the options strategies depends on the ability of a Fund’s Manager to assess interest rate and market movements correctly and to accurately calculate the fair price of the option. The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Manager deems it desirable to do so. A Fund will take an option position only if the Fund’s Manager believes there is a liquid secondary market for the option, however, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

Liquidity.    If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A lack of liquidity may limit a Fund’s ability to realize its profits or limit its losses.

Market Restrictions.    Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its

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positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (“OCC”) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

Foreign Investment Risks.    Special risks are presented by internationally-traded options. Due to time differences between the United States and the various foreign countries, and given that different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Limitations on the use of Options

Each Fund will limit the writing of put and call options to 25% of its net assets. Some Funds may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. Broker-dealers with whom the Trust will enter into such option transactions shall have a minimum net worth of $20,000,000.

Government Securities

Securities issued by U.S. government agencies or instrumentalities may not be guaranteed by the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when the Fund’s Manager believes the credit risk presented by the obligations is determined to be minimal.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”) and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the Treasury; and still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported only by the credit of the instrumentality.

The Income Funds may invest in all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including without limitation funding notes and subordinated benchmark notes. For example, the Income Funds may invest in Fannie Mae’s Subordinated Benchmark Notes® (“Fannie Mae Subordinated Notes”). The Income Funds generally will only purchase Fannie Mae Subordinated Notes rated in one of the three highest categories or, if unrated, determined to be of comparable quality by a Fund’s Manager. Fannie Mae Subordinated Notes will be unsecured and subordinated and will rank junior in priority to all existing and future liabilities of Fannie Mae, other than those liabilities that by their terms expressly rank junior to Fannie Mae Subordinated Notes. If capital ratios fall below certain levels, Fannie Mae will cease paying (but not accruing) interest until such capital ratios are restored. Like other securities issued by Fannie Mae, Fannie Mae Subordinated Notes are not guaranteed by the U.S. government. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see “Investment Objective and Policies—Additional Information on Fund Instruments—Mortgage-Related Securities” in this Statement of Additional Information.

High Quality Investments with Regard to the Money Market Funds

The Money Market Funds may invest only in obligations determined by the Manager to present minimal credit risks under guidelines adopted by the Trust’s Board of Trustees.

The U.S. Treasury Securities Money Market Fund and the Treasury Only Money Market Fund may invest only in U.S. Treasury bills, notes and other U.S. Treasury obligations issued or guaranteed by the U.S. government. Some of the securities held by the U.S. Treasury Securities Money Market Fund may be subject to repurchase agreements.

The U.S. Government Securities Money Market Fund and the Government Money Market Fund invest exclusively in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

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With regard to the Money Market Funds, investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO, in the case of single-rated securities; or (ii) in the case of multiple-rated securities, possess one of the two highest short-term ratings by at least two NRSROs or (iii) do not possess a rating (i.e., are unrated) but are determined by the applicable Manager to be of comparable quality to the rated instruments eligible for purchase by the Trust under guidelines adopted by the Board of Trustees (collectively, “ELIGIBLE SECURITIES”). A security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer’s short-term debt obligations if determined by the applicable Manager to be comparable in priority and security to the obligation selected for purchase by the Trust.

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by the applicable Manager to be of comparable quality, provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the applicable Manager. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the top three highest rating categories.

Eligible Securities include First-Tier Securities and Second-Tier Securities. First-Tier Securities include those that possess a rating in the highest category, in the case of a single-rated security, or at least two ratings in the highest rating category, in the case of multiple-rated securities, or, if the securities do not possess a rating, are determined to be of comparable quality by the applicable Manager pursuant to the guidelines adopted by the Board of Trustees. Second-Tier Securities are all Eligible Securities other than First-Tier Securities.

Each Money Market Fund (other than the Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund) will not invest more than 5% of its total assets in the securities of any one issuer (unless otherwise permitted under Rule 2a-7). The Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund, with respect to 75% of each of their portfolios, will not invest more than 5% of each of their total assets in the securities of any one issuer; however, these Funds will not invest more than 5% of their total assets in securities of any one issuer unless the securities are First Tier Securities. In addition, each Fund (other than the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund) may not invest more than 5% of its total assets in Second Tier Securities, with investment in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund’s total assets or $1 million. The Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund may not invest more than 5% of their total assets in Second Tier Conduit Securities, with investment in the Second Tier Conduit Security of one issuer further limited to the greater of 1% of the Fund’s total assets or $1 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund’s assets or a subsequent change in a security’s qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of a Fund’s assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and, with respect to each Money Market Fund (other than the Treasury Only Money Market Fund), repurchase agreements fully collateralized by such obligations.

Under the guidelines adopted by the Trust’s Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act, the applicable Manager may be required to promptly dispose of an obligation held in a Fund’s portfolio in the event of certain developments that indicate a diminishment of the instrument’s credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

High Yield/High Risk Securities/Junk Bonds

Some of the Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms

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used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high risk investments. The risks include the following:

Greater Risk of Loss.    These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.    The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities significantly increased compared with prior periods.

Valuation Difficulties.    It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.    There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality.    Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.    Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities.    These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities.    These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities.    These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds.    These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

Private Placements.    These are bonds sold directly to a small number of investors, usually institutional, without registration under the Securities Act of 1933, as amended (“1933 Act”).

Convertible Securities.    These are bonds or preferred stock that convert to common stock.

Preferred Stock.    These are stocks that generally pay a dividend at a specified rate and which have preference over common stock in the payment of dividends and in liquidation.

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Loan Participations and Assignments.    These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings.    In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even if they do not invest in such securities.

This foregoing list is not definitive. The prospectus and this Statement of Additional Information list additional types of permissible investments. Such investments may be purchased by some of the Funds even if they are classified as non-investment grade securities.

Index Investing by the Equity Index, Market Expansion Index and International Equity Index Funds

Equity Index Fund.    The Equity Index Fund attempts to track the performance of the S&P 500 Index (the “INDEX”) to achieve a correlation between the performance of the Fund and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund’s ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by Standard & Poor’s Corporation (“S&P”) and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

S&P chooses the stocks to be included in the Index largely on a statistical basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Equity Index Fund, and S&P makes no representation or warranty, expressed or implied, on the advisability of investing in the Equity Index Fund or as to the ability of the Index to track general stock market performance. S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included in the Index. “S&P 500” is a service mark of S&P.

The weights of stocks in the Index are based on each stock’s relative total market value, i.e., market price per share times the number of Shares outstanding. Because of this weighting, approximately 50% of the Index is currently composed of the 50 largest companies in the Index, and the Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange. Typically, companies included in the Index are the largest and most dominant firms in their respective industries.

The Manager generally selects stocks for the Equity Index Fund in the order of their weights in the Index beginning with the heaviest weighted stocks. The percentage of the Equity Index Fund’s assets to be invested in each stock is approximately the same as the percentage it represents in the Index. No attempt is made to manage the Equity Index Fund in the traditional sense using economic, financial and market analysis. The Equity Index Fund is managed using a computer program to determine which stocks are to be purchased and sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund because of changes in the composition of the Index, but such changes should be infrequent.

Market Expansion Index Fund.    The Market Expansion Index Fund invests in stocks of medium-sized and small U.S. companies that are included in the Standard & Poor’s SmallCap 600 Index and the Standard & Poor’s MidCap 400 Index (the “INDICES”) and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined Indices. Because the Fund uses an enhanced index strategy, not all of the stocks in the Indices are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the Indices. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined Indices in order to closely replicate the performance of the combined Indices. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the combined Indices of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate

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perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the combined Indices. The Fund’s ability to correlate its performance with the combined Indices, however, may be affected by, among other things, changes in securities markets, the manner in which the Indices are calculated by S&P and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select other indices if such a standard of comparison is deemed to be more representative of the performance of common stocks.

The Indices are determined, composed and calculated by S&P without regard to the Market Expansion Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Market Expansion Index Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Market Expansion Index Fund or as to the ability of the Indices to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein.

International Equity Index Fund.    It is anticipated that the indexing approach that will be employed by the International Equity Index Fund will be an effective method of substantially tracking percentage changes in the Gross Domestic Product (“GDP”) weighted Morgan Stanley Capital International Europe, Australasia, Far East Index (the “INTERNATIONAL INDEX” or “MSCI EAFE GDP INDEX”). The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the International Index of at least 0.90, without taking into account expenses. It is a reasonable expectation that there will be a close correlation between the Fund’s performance and that of the International Index in both rising and falling markets. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the International Index. The Fund’s ability to correlate its performance with the International Index, however, may be affected by, among other things, changes in securities markets, the manner in which the International Index is calculated by Morgan Stanley Capital International (“MSCI”) and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

MSCI computes and publishes the International Index. MSCI also computes the country weights which are established based on annual GDP data. GDP is defined as a country’s Gross National Product, or total output of goods and services, adjusted by the following two factors: net labor income (labor income of domestic residents working abroad less labor income of foreigners working domestically) plus net interest income (interest income earned from foreign investments less interest income earned from domestic investments by foreigners). Country weights are thus established in proportion to the size of their economies as measured by GDP, which results in a more uniform distribution of capital across the EAFE markets (i.e, Europe, Australasia, Far East) than if capitalization weights were used as the basis. The country weights within the International Index are systematically rebalanced annually to the most recent GDP weights.

MSCI chooses the stocks to be included in the International Index largely on a statistical basis. Inclusion of a stock in the International Index in no way implies an opinion by MSCI as to its attractiveness as an investment. The International Index is determined, composed and calculated by MSCI without regard to the International Equity Index Fund. MSCI is neither a sponsor of, nor in any way affiliated with the International Equity Index Fund. MSCI makes no representation or warranty, expressed or implied on the advisability of investing in the International Equity Index Fund or as to the ability of the International Index to track general stock market performance. MSCI disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the International Index or any data included therein. “MSCI EAFE INDEX” and “MSCI EAFE GDP Index” are service marks of MSCI.

Limitations on purchases of securities.    In addition to restrictions imposed on the Index Funds under the 1940 Act, the Manager may be restricted from purchasing securities for the Index Funds due to various regulatory requirements applicable to such securities. Such regulatory requirements (e.g., regulations applicable to banking entities, insurance companies and public utility holdings companies) may limit the amount of securities that may be owned by accounts over which the Manager or its affiliates have discretionary authority or control. As a result, there may be times when the Manager is unable to purchase securities that would otherwise be purchased to replicate the applicable index.

Impact of Initial Public Offerings on Smaller Funds

Initial public offerings (“IPOs”) and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A smaller Fund may not experience similar performance as its assets grow.

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Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements (“Interfund Lending Agreements”) under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

Investment Company Securities

Some of the Funds may invest up to 5% of their total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. These limits do not apply to the Funds of Funds or to other Funds to the extent permitted by an order or rule issued by the SEC or as permitted by the 1940 Act. Other investment company securities may include securities of a money market fund of the Trust, and securities of other money market funds for which Banc One Investment Advisors or its affiliate serves as investment advisor or administrator. Because other investment companies employ an investment advisor, such investments by the Funds may cause Shareholders to bear duplicate fees. Banc One Investment Advisors or the applicable Manager will waive its fee attributable to the assets of the investing fund invested in a money market fund of the Trust and in other funds advised by Banc One Investment Advisors or its affiliates.

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Loan Participations and Assignments

Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans are typically arranged through private negotiations between borrowers (which may be corporate issuers or issuers of sovereign debt obligations) and one or more financial institutions (“Lenders”). Generally, the Funds invest in Loans by purchasing Loan Participations (“Participations”) or assignments of all or a portion of Loans (“Assignments”) from third parties.

Typically, a Fund will have a contractual relationship only with the Lender and not with the borrower when it purchases a Participation. In contrast, a Fund has direct rights against the borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Limitations on Investments in Loan Participations and Assignments.    Loan participations and assignments may be illiquid. As a result, a Fund will invest no more than 15% (10% for the Money Market Funds) of its net assets in these investments. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of a Participation or Assignment for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loan Participations and Assignments.    A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Given that there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet a Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities when valuing the Fund’s securities and calculating its net asset value.

Mortgage-Related Securities

MORTGAGE-BACKED SECURITIES (CMOS AND REMICS). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). (A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “CODE”) and invests in certain mortgages principally secured by interests in real property and other permitted investments).

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as Ginnie Mae;

•	government-related organizations such as Fannie Mae and Freddie Mac; and

•	non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. (Non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities.    Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities.    Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by

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private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities.    Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

CMOs and guaranteed REMIC pass-through certificates (“REMIC CERTIFICATES”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “MORTGAGE ASSETS”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates.    Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates.    Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates.    Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile

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than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-BONDS”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC CERTIFICATES”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

Limitations on the use of Mortgage-Backed Securities

Equity Funds.    The Balanced Fund, the Small Cap Value Fund, the Diversified Mid Cap Fund, the Technology Fund, and the Diversified International Fund may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through Securities that are rated in one of three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the applicable Manager to be of comparable quality.

Income Funds.    The Government Bond Fund and the Treasury & Agency Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other Income Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Fund and the Treasury & Agency Fund may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the applicable Manager to be of comparable quality. The Short Duration Bond Fund, the Ultra Short Term Bond Fund, the Intermediate Bond Fund, the Mortgage-Backed Securities Fund, and the Core Bond Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisor to be of comparable quality. The Core Plus Bond Fund and the High Yield Bond Fund can invest in mortgage-backed securities in ANY rating category.

Tax Free Bond Funds.    The Tax Free Bond Funds may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by Banc One Investment Advisor to be of comparable quality.

Money Market Funds.    The Money Market Funds other than the Treasury Only Money Market Fund that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Cash Reserves Money Market Fund, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund may invest in mortgage-backed securities that are rated in one of the two highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the applicable Manager to be of comparable quality.

Mortgage Dollar Rolls.    Some of the Funds may enter into Mortgage Dollar Rolls in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will hold and maintain a segregated account until the settlement date. The segregated account will contain cash or liquid securities in an amount equal to the forward purchase price. The Funds benefit to the extent of:

•	any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”); or

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•	fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

Unless such benefits exceed the income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon a Fund’s Manager’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Funds currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

Stripped Mortgage-Backed Securities.    Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity.    SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

Interest Only SMBS.    Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal Only SMBS.    POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics.    Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. A Fund’s Manager will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

The Bond Funds (other than the Treasury & Agency Fund), the Municipal Bond Funds, and the Balanced Fund may invest in SMBS to enhance revenues or hedge against interest rate risk. The Funds may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds’ limitations on investments in illiquid securities.

Adjustable Rate Mortgage Loans.    The Income Funds and the Balanced Fund may invest in adjustable rate mortgage loans (“ARMs”). The Treasury & Agency Fund may buy only government ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “MORTGAGE INTEREST RATES”) may be subject to periodic adjustment based on changes in the applicable index rate (the “INDEX RATE”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “MAXIMUM ADJUSTMENT”). Other ARMs (“NEGATIVELY AMORTIZING ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest

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Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risks Factors of Mortgage-Related Securities

Guarantor Risk.    There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity.    If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the

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securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

Market Value.    The market value of the Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

Prepayments.    Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics.    The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Municipal Securities

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as:

1.	bridges,

2.	highways,

3.	roads,

4.	schools,

5.	waterworks and sewer systems, and

6.	other utilities.

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Other public purposes for which Municipal Securities may be issued include:

1.	refunding outstanding obligations,

2.	obtaining funds for general operating expenses and

3.	obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “PRIVATE ACTIVITY BONDS” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities,

2.	qualified residential rental projects,

3.	certain local electric, gas and other heating or cooling facilities,

4.	qualified hazardous waste facilities,

5.	high-speed intercity rail facilities,

6.	governmentally-owned airports, docks and wharves and mass transportation facilities,

7.	qualified mortgages,

8.	student loan and redevelopment bonds, and

9.	bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “INDUSTRIAL DEVELOPMENT BONDS” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities,

2.	sports facilities,

3.	industrial parks,

4.	convention or trade show facilities,

5.	airport, mass transit, port or parking facilities,

6.	air or water pollution control facilities,

7.	sewage or solid waste disposal facilities, and

8.	facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

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The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

1.	Short-term tax-exempt General Obligations Notes,

2.	Tax Anticipation Notes,

3.	Bond Anticipation Notes,

4.	Revenue Anticipation Notes,

5.	Project Notes, and

6.	Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

•	general money market conditions,

•	coupon rate,

•	the financial condition of the issuer,

•	general conditions of the municipal bond market,

•	the size of a particular offering,

•	the maturity of the obligations, and

•	the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The applicable Manager will consider such an event in determining whether the Fund should continue to hold the obligations.

Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment

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purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

Risk Factors in Municipal Securities

Tax Risk.    The Internal Revenue Code of 1986, as amended (the “Code”), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Housing Authority Tax Risk.    The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

•	the value of the bonds may be reduced;

•	you and other Shareholders may be subject to unanticipated tax liabilities;

•	a Fund may be required to sell the bonds at the reduced value;

•	it may be an event of default under the applicable mortgage;

•	the holder may be permitted to accelerate payment of the bond; and

•	the issuer may be required to redeem the bond.

In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

Information Risk.    Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

State and Federal Laws.    An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien.)

Litigation and Current Developments.    Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner.

New Legislation.    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such

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legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

Limitations on the Use of Municipal Securities

In addition to the Tax Free Bond Funds, the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Municipal Money Market Fund, other Funds may also invest in Municipal Securities if the applicable Manager determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

The Municipal Funds may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users. Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

Arizona Municipal Securities

As used in this Statement of Additional Information, the term “Arizona Municipal Securities” refers to municipal securities, the income from which is exempt from both Federal and Arizona personal income tax.

Risk Factors Regarding Investments in Arizona Municipal Securities.    Over the past several decades, Arizona’s economy has grown faster than most other regions of the country. During the decade of the 1990s, Arizona’s population increased nearly 40% to 5.1 million; the Census Bureau estimated the State’s population at 5.63 million as of July 1, 2003. In addition, between 1990 and 2000, Maricopa County, the state’s most populous county, had the single largest population inflow (in absolute terms) of any county in the country and now has an estimated population of 3.4 million, a 60% increase since 1990. Within Maricopa County’s borders lie the City of Phoenix, Arizona’s largest city and the fifth largest city in the United States.

Arizona’s favorable job climate contributed to the state’s popularity in the 1990s. For the period from 1993 to 1998, Arizona had the nation’s second highest job growth rate. In addition, Arizona was the only state to rank among the top ten in job growth rates for the entire ten-year period between 1993 and 2002. Arizona’s employment increased 4.3% in 2000, 1.0% in 2001, was level in 2002, ended 2003 by increasing to 1.1%, and is expected to increase to 2.5% in 2004. The State’s unemployment rate was 4.1% in 1998, 4.4% in 1999, and 3.9% in 2000. Unemployment in Arizona then increased to a high of 6.2% in 2002, but declined to 5.9% in 2003 and current forecasts predict will decline further to 5.1% in 2004.

Arizona’s per capita personal income has generally varied between 5% and 15% below the national average due to such factors as the chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale. Nevertheless, Arizona’s aggregate personal income grew from $60.9 billion in 1990 to $142 billion in 2002, an increase of 116% and an average annual growth of 8.9% per year. In 2000, 2001, 2002 and 2003 respectively, average per capita income increased by 9.0%, 4.8%, 4.0%, and 5.2%.

Despite an increase in population, employment and aggregate personal income, retail sales growth rates declined between 1994 and 1997. In fiscal years 2000, 2001, 2002 and 2003 respectively, the retail sales growth rate was 7.8%, 1.3%, 1.4%, and 6.7%. Average retail sales show signs of recovering, and forecasts predict 6.8% growth in 2004, and 6.8% growth in 2005.

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After improving substantially in recent years, the state government faced substantial budget deficits for fiscal years 2002, 2003 and 2004 (projected). The Governor signed into law the fiscal year 2004 budget on June 17, 2003. The Arizona Legislature and the Governor balanced the 2004 budget by postponing certain class-action payments and through other means, leaving a potential shortfall of up to $283 million with respect to the 2005 budget. The improving economy, Federal funding, and reliance on lease-to-own financing of school facilities construction also contributed to the Arizona Legislature’s ability to balance the fiscal year 2004 budget. On July 15, 2003, certain members of the Arizona Legislature sued the Governor and various State agencies, contending that the Governor had unconstitutionally used a line item veto on various provisions of the fiscal year 2004 operating budget bills. In December 2003, the court ruled that the legislators lacked standing to challenge the Governor’s vetos. An amendment to the Arizona Constitution requiring a 2/3-majority vote in both houses of the Legislature to enact any tax or fee increase, together with heavy reliance on sales tax receipts, constrains the state’s ability to raise additional revenues in current economic conditions.

The State of Arizona, itself, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority, the Water Infrastructure Authority of Arizona and the Arizona School Facilities Board is each authorized to issue revenue bonds for their respective purposes. In addition, the State of Arizona has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided agreements that are subject to annual appropriations by the Arizona Legislature.

The Arizona Constitution limits the amount of debt that can be issued by the state’s counties, cities, towns, school districts and other municipal corporations in the form of indebtedness payable from property taxes or other general fund sources. In general, those political subdivisions may not become indebted in an amount exceeding six percent of the value of the taxable property in the political subdivision without the approval of a majority of the qualified electors voting at an election. Furthermore, no county or school district may become indebted in an amount exceeding 15% (30% for unified school districts) of the value of the taxable property, even with voter approval. In addition, with voter approval, incorporated cities or towns may become indebted in an amount up to 20% of the value of the taxable property for purposes of supplying water, light, sewers, open space preserves, parks, playgrounds and recreational facilities. These constitutional debt limits generally do not apply to revenue bonds payable from a special fund revenue source.

In July 1994, the Arizona Supreme Court ruled that Arizona’s system for financing public education created substantial disparities in facilities among school districts and, therefore, violated the provisions of the Arizona Constitution which require the Legislature to establish and maintain “a general and uniform public school system.” After several attempts, each of which were held to be unconstitutional by the Arizona Supreme Court, the Arizona Legislature passed legislation in July 1998 establishing a centralized school capital finance system, which, among other things, substantially limits the ability of school districts to issue bonds. This legislation has no effect on the obligation or ability of Arizona school districts to pay debt service on currently outstanding bonds. In November 2000, Arizona voters approved the imposition of a 6/10 of 1% statewide sales tax to augment this centralized school finance system. Collections from this tax increase, however, have been less than projected. As a consequence, the Arizona legislature, as part of the fiscal year 2004 budget and again in the 2005 budget, authorized up to $250 million in lease-to-own financing of school facilities construction.

Kentucky Municipal Securities

As used in this Statement of Additional Information, the term “Kentucky Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Kentucky personal income tax.

Risk Factors Regarding Investments in Kentucky Municipal Securities.    The municipal securities of many states and their agencies and political subdivisions constitute general obligations of the state itself or of an agency or political subdivision of the state which holds substantial assets. This is not the case with respect to securities issued by Kentucky and its agencies and has not been the case with respect to Kentucky political subdivisions until recent years. Municipal Securities in Kentucky have generally been issued by public entities which are created primarily for that purpose and which have no substantial assets, with the real source of funds for repayment being restricted to either revenues from the property financed by the municipal security or rentals due from another public entity which has an enforceable obligation to pay rent to the issuer on only a short term basis. The voters of Kentucky approved an amendment to Kentucky’s constitution in 1994 which has allowed local governmental entities in Kentucky to issue general obligation debt instruments subject to certain limitations. The Commonwealth itself, and its agencies, are still bound by the prior rule and may not issue general obligation bonds without a

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statewide election. The Kentucky Tax Free Bond Fund is not required to invest any particular percentage of its assets in Kentucky municipal securities which are general obligations of issuers with substantial assets.

Kentucky, like many other states, has experienced procedural and substantive budget difficulties in recent years. The Kentucky General Assembly failed to enact a biennial budget for the period from July 1, 2004 to June 30, 2006 during its 2004 Regular Session which ended in April 2004. Kentucky’s Governor then issued, in June 2004, a “Public Services Continuation Plan” for the first quarter of the 2004-2005 fiscal year. The Plan provides for the continued operation of state government in the absence of a legislatively enacted budget. It does not authorize the issuance of new debt for capital projects, but it fulfills relevant obligations for the payment of debt service on previously issued bonds of the Commonwealth and its agencies. It provides cash for certain projects which are intended to be bond financed when a budget is enacted. Various issues relating to the Governor’s Plan are the subject of litigation. The Governor has announced that his three month Public Services Continuation Plan will be followed by other quarterly spending plans if the General Assembly does not enact a budget.

The failure of the General Assembly to enact a budget, while not jeopardizing the repayment of existing Kentucky municipal bonds, will limit the availability of newly issued bonds in which the Fund may invest. The Governor has announced his intention to call a Special Session of the General Assembly to enact a budget as soon as his representatives in negotiations with the leaders of the General Assembly indicate that they have reached an informal budget agreement, but there is no assurance when or if such an agreement will be reached.

Louisiana Municipal Securities

As used in this Statement of Additional Information, the term “Louisiana Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Louisiana personal income tax.

Risk Factors Regarding Investments in Louisiana Municipal Securities.    The State of Louisiana has improved its ability to identify and manage fiscal deficits by working to match expenses to revenues, building a rainy day fund, and reducing its debt burden. The State adopted constitutional amendments and other measures aimed at decreasing outstanding debt, and those measures have significantly reduced the high debt level that existed in prior years. However, new budgetary problems have occurred during the last three years as a result of decreased funding from the federal government for the Medicaid program and revenue shortfalls, the U.S. economic slowdown, and the effects which the September 11th terrorist attacks had on the State’s tourism industry. In response, the State has limited state employee headcount and new programs have been reduced.

Louisiana’s economy is based on the oil and gas industry, combined with sectors such as tourism, gambling, chemical production, shipping, manufacturing and agriculture. In recent years, the tourism and service industry sectors have steadily grown and have provided some degree of economic diversification. Nevertheless, the oil and gas industry continues to be the State’s major economic component and the price of oil remains an important economic factor. As of June 2004, the State’s average market price for crude oil was $37.81 per barrel.

Personal income growth lagged the national average through most of the 1990s, but increased sharply in 2001. Per capita income also rose more than twice the amount of U.S. increases in 2001. As of June 2004, non-farm total employment in the State was 1,915,000, representing a 0.05% increase from June 2003, while the unemployment rate increased slightly, to 5.9%.

Michigan Municipal Securities

As used in this Statement of Additional Information, the term “Michigan Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

Risk Factors Regarding Michigan Municipal Securities.    The State of Michigan’s economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

The 2001-2003 national economic downturn has had a significant adverse impact on Michigan’s economy and upon the revenue of Michigan and its political subdivisions, disproportionate to, and more severe than, that upon the nation as a whole. The decline in Michigan wage and salary employment from its peak in early 2000 has been three times more severe than the national decline from its peak. In 2003, Michigan wage and salary employment declined by an estimated 1.2%, marking the

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third straight year of employment decline, and the unemployment rate in the state rose to an estimated 7.1%. However, in 2003 personal income in Michigan is estimated to have grown 2.6% on a year to year basis.

The overall decline in the national economy, exacerbated by Michigan’s dependence upon manufacturing, and particularly automobile manufacturing, had the effect of requiring the State to make significant adjustments in expenditures and to seek additional revenue sources. This process continued throughout the period 2001 through mid-2004. Among other means of supporting expenditures for State programs, the State’s Counter-Cyclical Budget and Economic Stabilization Fund, a reserve fund designed for times of economic decline, which exceeded $1.2 billion as of September 30, 2000, has been substantially expended or will have been so expended by September 30, 2004 under estimates as of mid-2004.

In 2001, the Michigan economy began to feel the effects of the downturn in the national economy and these negative effects continued through the next two years. In mid 2001, the Michigan legislature began making adjustments in state expenditures and projected revenues and continued to do so in 2003 and 2004.

Among the budget uncertainties facing Michigan during the next several years are whether the school finance reform package presently in force will provide adequate revenues to fund kindergarten through twelfth grade education in the future, whether international monetary or financial crises will adversely affect Michigan’s economy, particularly automobile production, and the uncertainties presented by proposed changes in Federal aid policies for state and local governments.

The Michigan Constitution limits the amount of total state revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of state personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 state personal income (which was 9.49%).

The Michigan Constitution also provides that the proportion of state spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. Michigan originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the state’s Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, Michigan agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

The Michigan Constitution limits state general obligation debt to (i) short term debt for state operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter-approved purposes.

Constitutional changes in 1994 shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional expenses. These additional revenues will be included within the State’s constitutional revenue limitations and impact Michigan’s ability to increase revenues and continue expenditures for services at levels projected at the beginning of 2003.

Michigan has issued and has outstanding general obligation full faith and credit bonds for Water Resources, the Environmental Protection Program, the Recreation Program and School Loan purposes. As of September 30, 2003, the state had approximately $51.4 billion of general obligation bonds outstanding.

Michigan may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the state, substantially affect state programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

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The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

In 1994, Michigan voters approved a comprehensive property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994, the state’s sales and use tax increased from 4% to 6%, the state income tax decreased from 4.6% to 4.4% (since reduced to 3.9%), and other new or increased taxes were imposed, including those on tobacco products and real estate transfers. In addition, beginning in 1994, a new State property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and non-qualified agricultural property. Proposal A as implemented contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to Michigan and raised additional state revenues to fund these additional state expenses. These additional revenues will be included within Michigan’s constitutional revenue limitations and impact Michigan’s ability to raise additional revenues in the future.

A state economy during a continued recessionary cycle also, as a separate matter, adversely affects the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other “revenue” securities to make periodic payments for the use of those facilities.

Ohio Municipal Securities

As used in this Statement of Additional Information, the term “Ohio Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

Risk Factors Regarding Investments in Ohio Municipal Securities.    The economy of Ohio, while becoming increasingly diversified and increasingly reliant on the service sector, continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the Ohio economy, and the state has instituted several programs to provide financial assistance to farmers. Although revenue obligations of the state or its political subdivisions may be payable from a specific source or project, and general obligation debt may be payable primarily from a specific tax, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of such Ohio Municipal Securities in the Funds of the Trust or the ability of the respective obligors to make timely payment of interest and principal on such obligations.

Since the Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund invest primarily in Ohio Municipal Securities, the value of each Fund’s Shares may be especially affected by factors pertaining to the economy of Ohio and other factors specifically affecting the ability of issuers of Ohio Municipal Securities to meet their obligations. As a result, the value of the Shares of the Ohio Municipal Bond Fund and the Ohio Municipal Money Market Fund may fluctuate more widely than the value of Shares of a portfolio investing in securities relating to a number of different states. The ability of Ohio state, county, or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of Ohio Municipal Securities may be affected from time to time by economic, political and demographic conditions within the state. In addition, constitutional or statutory restrictions may limit a government’s power to increase taxes or otherwise raise revenues. The availability of federal, state, and local aid to issuers of Ohio Municipal Securities may also affect their ability to meet their obligations. Payments of principal of and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from which the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Any reduction in the actual or perceived ability to meet obligations on the part of either an issuer of an Ohio Municipal Security or a provider of credit enhancement for such Ohio

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Municipal Security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio Municipal Security and could adversely affect the values of other Ohio Municipal Securities as well.

West Virginia Municipal Securities

As used in this Statement of Additional Information, the term “West Virginia Municipal Securities” refers to Municipal Securities, the income from which is exempt from both federal and West Virginia personal income tax.

Risk Factors Regarding Investments in West Virginia Municipal Securities.    Being invested primarily in West Virginia Municipal Securities, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia’s economy and of the financial condition of its state and local governments and their agencies.

West Virginia’s economy is relatively stable and has seen some improvement, but there is little growth and significant challenges lie ahead. It is rooted in old economy industries which are undergoing significant consolidation and change. Coal mining, chemicals and manufacturing make up an important part of that economy. The coal industry, in particular, is under increased scrutiny which may affect the economic feasibility of conducting mining operations in the future. The state continues to lose jobs in mining and manufacturing while new job growth is in the service industries. State and local governments continue to make concentrated efforts to encourage diversification of the state’s economy with some success. Since summer 2002, West Virginia’s seasonally adjusted unemployment rate has stabilized and, since August 2003 has been less than the national rate. In July 2004, West Virginia’s rate was 5.2% as compared to the national rate of 5.5%.

In recent years, the state and most local governments have had adequate financial resources but not without struggling to keep expenses in line with revenues. With little or no population growth, population shifting away from the state’s cities, the continuing decline in school enrollment, and an aging population, the government and school boards continue to struggle to produce sufficient revenues to fund operations and support public education.

New Financial Products

New options and futures contracts and other financial products, and various combinations of options and futures contracts continue to be developed. These various products may be used to adjust the risk and return characteristics of each Fund’s investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform consistently with expectations, the performance of each Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

PERCS*

The Equity Funds may invest in Preferred Equity Redemption Cumulative Stock (“PERCS”) which is a form of convertible preferred stock that actually has more of an equity component than it does fixed income characteristics. These instruments permit companies to raise capital via a surrogate for common equity. PERCS are preferred stock which convert to common stock after a specified period of time, usually three years, and are considered the equivalent of equity by the ratings agencies. Issuers pay holders a substantially higher dividend yield than that on the underlying common, and in exchange, the holder’s appreciation is capped, usually at about 30 percent. PERCS are callable at any time. The PERC is mandatorily convertible into common stock, but is callable at any time at an initial call price that reflects a substantial premium to the stock’s issue price. PERCS offer a higher dividend than that available on the common stock, but in exchange the investors agree to the company placing a cap on the potential price appreciation. The call price declines daily in an amount that reflects the incremental dividend that holders enjoy. PERCS are listed on an exchange where the common stock is listed.

*PERCS is a registered trademark of Morgan Stanley, which does not sponsor and is in no way affiliated with the Trust.

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Preferred Stock

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

Real Estate Investment Trusts (“REITs”)

Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

Repurchase Agreements.    Certain of the Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Investment Adviser’s credit guidelines. A Fund will enter into repurchase only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which the Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the

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effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds’ restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Money Market Funds that are permitted to invest in repurchase agreements (other than the Cash Reserves Money Market Fund and the Institutional Prime Money Market Fund) may engage only in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3 of the 1940 Act, which has the effect of enabling the Funds to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. The Cash Reserves Money Market Fund and the Institutional Prime Money Market Fund may also engage in repurchase agreement transactions that are collateralized by money market instruments or corporate debt securities that, at the time the transaction is entered into, are rated at least investment grade by the requisite nationally recognized statistical rating organizations. For these repurchase agreement transactions, the Funds would look to the counterparty, and not the collateral, for determining such diversification.

If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

Certain of the Funds may invest in repurchase agreements where the underlying securities are equity securities or non-governmental securities but only if the Funds would be permitted to invest in such securities directly. These repurchase securities are subject to additional risks.

Repurchase Agreement Counterparties.    For Funds other than the International Funds, repurchase counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers which the Fund’s Manager deems creditworthy under guidelines approved by the Board of Trustees. In the case of the International Funds, repurchase counterparties include banks or foreign banks with total assets in excess of $1 billion or broker-dealers which may or may not be registered, which the Fund’s Manager deems creditworthy under guidelines approved by the Board of Trustees.

Reverse Repurchase Agreements

Some of the Funds may borrow money for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund entered into a reverse repurchase agreement, it would place in a segregated custodial account assets, such as cash or liquid securities consistent with the Fund’s investment restrictions and having a value equal to the repurchase price (including accrued interest), and would subsequently monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered by the SEC to be borrowings by a Fund under the 1940 Act. The Treasury Only Money Market Fund, the Government Money Market Fund and the Institutional Prime Money Market Fund are not permitted to borrow money for temporary purposes by entering into reverse repurchase agreements.

Restricted Securities

Some of the Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act and other restricted securities. Section 4(2) commercial paper (“4(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(2) paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in 4(2) paper, thus providing liquidity. The Funds believe that 4(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(2) paper and Rule 144A Securities, as determined by the Fund’s Manager, as liquid and not subject to the investment limitation applicable to illiquid securities.

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The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“RULE 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed each Fund’s Manager to consider the following criteria in determining the liquidity of certain restricted securities:

•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

Certain 4(2) paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

•	The 4(2) paper must not be traded flat or in default as to principal or interest;

•	The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by a Fund’s Manager to be of equivalent quality;

•	The Fund’s Manager must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program;

•	The Fund’s Manager shall monitor the liquidity of the 4(2) paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 15% (10% for Money Market Funds) of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Fund’s Manager is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund’s holdings of illiquid assets to less than 15% (10% for Money Market Funds) of its net assets; and

•	The Fund’s Manager shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these guidelines no less frequently than quarterly.

Securities Lending

To generate additional income, each of the Funds, except the U.S. Treasury Securities Money Market Fund, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, the Tax Free Bond Funds, the U.S. Government Securities Money Market Fund, the Multi-Cap Market Neutral Fund, and the Funds of Funds, may lend up to 33 1/3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. government or its agencies, shares of an investment trust or mutual fund, letters of credit or any combination of cash, such securities, shares, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds receive payments from the borrowers equivalent to the dividends and interest which would have been earned on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments permitted by the applicable Fund’s prospectus. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Fund’s Manager to be of good standing under guidelines established by the Trust’s Board of Trustees and when, in the judgment of the Fund’s Manager, the consideration which can be

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earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Funds or the borrower at any time, and are therefore, not considered to be illiquid investments. The Funds do not have the right to vote proxies for securities on loan. However, the Fund’s Manager will terminate a loan and regain the right to vote if it were considered material with respect to an investment.

Short Sales

The Multi Cap Market Neutral Fund, the U.S. Real Estate Fund, and the Strategic Small Cap Value Fund may engage in short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of such security. Prior to initiating a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time it must be returned to the lender. Until the Fund closes the short position by replacing the borrowed security, it will maintain a segregated account with a custodian containing cash, U.S. government securities or other liquid assets in an amount at least equal to the current market value of the securities sold short. Such amount shall not include the proceeds from the short sales. The price at the time the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The net proceeds of the short sale plus additional cash will be retained by the prime broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the securities sold short increases. Until the short position is closed out, the Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of the gain will be decreased and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

In addition to the risks described above and in the prospectuses, there is the risk that the Funds may not be able to engage in short sales under SEC regulations. Under current SEC regulations, short sales may be made only if the security to be sold is trading at an “uptick” or “plus tick” or at a “zero plus tick” except as otherwise permitted. A security is trading at an uptick or plus tick market if the last sale price for the security was at a higher price than the sale preceding it. A security is trading at a zero plus tick if the last sale price is unchanged but higher than the last preceding different sale.

Short-Term Funding Agreements

To enhance yield, some Funds may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, the Funds make cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Funds on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

The Funds will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Funds to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Funds only if, at the time of purchase, no more than 15% of the Fund’s net assets (10% of a Money Market Fund’s net assets) will be invested in short-term funding agreements and other illiquid securities.

Structured Instruments

Structured instruments are debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to

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certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by a Fund’s Manager, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See “Investment Objectives and Policies—Additional Information on Fund Instruments—Swaps, Caps and Floors.”

The Funds that are permitted to invest in structured instruments will invest only in structured securities that are consistent with each Fund’s investment objective, policies and restrictions and their Managers’ outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. However, the Funds will not invest in structured instruments if the terms of the structured instrument provide that the Funds may be obligated to pay more than their initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid, and will limit their investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund.

Swaps, Caps and Floors

Certain of the Funds may enter into swaps, caps, and floors (collectively, “Swap Contracts”) on various securities (such as U.S. Government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to protect the value of the Fund from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Fund’s investments are traded. Some transactions may reduce each Fund’s exposure to market fluctuations while others may tend to increase market exposure. The Funds may enter into these transactions to manage their exposure to changing interest rates or other market factors or for non-hedging purposes. Although different from options, futures, and options on futures, Swap Contracts are used by the Funds for similar purposes (i.e., risk management, hedging, and as a substitute for direct investments in underlying securities) and therefore, expose the Funds to generally the same risks and opportunities as those investments.

Swap Contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Fund may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments.

Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of

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an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

Because Swap Contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Fund, the Fund may suffer a loss. To address this risk, each Fund will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. In addition, the Fund may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Funds may enter into swaps that require transfers of collateral for changes in market value.

In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

In addition, because Swap Contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Fund to close out its obligations under the swap contract prior to its maturity. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contract, however, the Fund could be subject to continued adverse developments, even after the Fund’s Manager has determined that it would be prudent to close out or offset the first swap contract.

The Funds that may utilize swaps, caps and floors (other than the High Yield Bond Fund) will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in one of the top two rating categories by at least one NRSRO, or if unrated, determined by the Fund’s Manager to be of comparable quality.

The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Fund securities transactions. If the Fund’s Manager is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an “appreciated financial position” will accelerate gain to the Funds.

The Staff of the SEC is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the Staff, the Funds will either treat swaps, caps and floors as being subject to their senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the Staff has expressed a position with respect to swaps, caps and floors, the Funds intend to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid portfolio securities, the Funds and the Managers believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund’s borrowing restrictions. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ custodian. Each of the Bond Funds generally will limit their investments in swaps, caps and floors to 25% of its total assets.

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Treasury Receipts

Certain of the Funds may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury STRIPS program.

U.S. Treasury Obligations

The Funds may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in Inflation Indexed Treasury Obligations.

Variable and Floating Rate Instruments

Certain obligations purchased by some of the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

VARIABLE AMOUNT MASTER DEMAND NOTES are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. A Fund’s Manager will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

Some of the Funds, subject to their investment objective policies and restrictions, may acquire VARIABLE AND FLOATING RATE INSTRUMENTS. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Some of the Funds may purchase EXTENDABLE COMMERCIAL NOTES. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Fund’s Manager under guidelines established by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, a Fund’s Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

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With respect to the Money Market Funds, variable or floating rate instruments with stated maturities of more than 397 days may, under the SEC’s amortized cost rule, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities as follows:

(1) Adjustable Rate Government Securities.    A Government Security which is a Variable Rate Security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a Floating Rate Security shall be deemed to have a remaining maturity of one day.

(2) Short-Term Variable Rate Securities.    A Variable Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3) Long-Term Variable Rate Securities.    A Variable Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(4) Short-Term Floating Rate Securities.    A Floating Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

(5) Long-Term Floating Rate Securities.    A Floating Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is “subject to a demand feature” where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days’ notice.

Limitations on the Use of Variable and Floating Rate Notes.    Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 10% (with respect to the Money Market Funds) or 15% (with respect to all Funds, other than the Money Market Funds, which can purchase such notes) of the Fund’s net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid. If not rated, such instruments must be found by the Fund’s Manager, under guidelines established by the Trust’s Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

Warrants

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely. In some situations, it may be advantageous for a Fund to exercise a warrant to preserve the value of the investment. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not invest in common stock.

When-Issued Securities and Forward Commitments

Some Funds may purchase securities on a “when-issued” and forward commitment basis. When a Fund agrees to purchase securities on this basis, the Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Funds may purchase securities on a when-issued basis when deemed by their Manager to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in

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the market at delivery. The Funds generally will not pay for such securities or earn interest on them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. When a Fund’s Manager purchases a when-issued security, the Custodian will set aside cash or liquid securities to satisfy the purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. In addition, when a Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

In a forward commitment transaction, the Funds contract to purchase securities for a fixed price at a future date beyond customary settlement time. The Funds are required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or liquid portfolio securities in an amount sufficient to meet the purchase price. Alternatively, the Funds may enter into offsetting contracts for the forward sale of other securities that they own. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Limitations on the Use of When-Issued Securities and Forward Commitments.    No Fund intends to purchase “when-issued” securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of its Manager to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Fund’s total assets. A Fund may dispose of a when-issued security or forward commitment prior to settlement if the Fund’s Manager deems it appropriate to do so.

INVESTMENT RESTRICTIONS

The following investment restrictions are FUNDAMENTAL and may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund. See “ADDITIONAL INFORMATION—Miscellaneous” in this Statement of Additional Information. Additional investment restrictions may be found in the prospectuses.

Fundamental Policies

Each of the Equity Funds (other than the Health Sciences Fund, the Technology Fund, and the U.S. Real Estate Fund) may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Each of the Equity Funds (other than the Health Sciences Fund) may not:

1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; (ii) with respect to the Technology Fund, this limitation does not apply to an industry or group of industries in the technology sector; and (iii) with respect to the U.S. Real Estate Fund, this limitation does not apply to an industry or group of industries in the real estate sector. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

2. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

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The Health Sciences Fund may not:

1. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and (ii) this limitation does not apply to an industry or group of industries in the health sciences sector. Companies in an industry or group of industries in the health sciences sector include companies engaged in the research, development, production, or distribution of products and services related to biotechnology, health care or medicine. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

2. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending; and (iv) make loans to the extent permitted by an exemptive order issued by the SEC.

3. (i) Borrow money except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or as permitted by order or interpretation of the SEC. The Health Sciences Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

Under normal conditions, the Health Sciences Fund will invest at least 25% of its total assets in one or more industries in the health sciences sector.

Each of the Income Funds may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) with respect to the Mortgage-Backed Securities Fund, mortgage-backed securities; or (ii) with respect to all of the Income Funds, the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Each of the Fund of Funds may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except for investments in One Group Funds, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes

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of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Each of the Money Market Funds may not:

1. Purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Each of the Money Market Funds other than the Government Money Market Fund and the Treasury Only Money Market Fund may not:

1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. With respect to the Cash Reserves Money Market Fund and the Institutional Prime Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities; (ii) this limitation does not apply to securities issued by companies in the financial services industry; (iii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iv) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry.) With respect to the Cash Reserves Money Market Fund, the Institutional Prime Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund, this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and further provided, that for the purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Ohio Municipal Securities for purposes of the Ohio Municipal Money Market Fund, nor Municipal Securities for purposes of the Cash Reserves Money Market Fund, the Institutional Prime Money Market Fund and the Municipal Money Market Fund.

With respect to the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Municipal Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). With respect to the U.S. Treasury Securities Money Market Fund, this limitation does not apply to U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations. With respect to the U.S. Government Securities Money Market Fund, this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

Each of the Money Market Funds other than the Government Money Market Fund and the Treasury Only Money Market Fund may not:

1. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

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The following policy applies to the Michigan Municipal Money Market Fund, the Municipal Money Market Fund, and the Ohio Municipal Money Market Fund.

1. Under normal market circumstances, at least 80% of the assets of the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund will be invested in Municipal Securities.

The Treasury Only Money Market Fund may not:

1. Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury.

2. Invest in any securities subject to repurchase agreements.

3. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury.

4. Make loans, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) engage in securities lending as described in the Prospectuses and Statement of Additional Information; and (iii) make loans to the extent permitted by an order issued by the SEC.

The U.S. Treasury Securities Money Market Fund may not:

1. Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

The Government Money Market Fund may not:

1. Purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

With respect to the Tax Free Bond Funds:

The Tax Free Bond Fund, the Short Term Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the Tax Free Income Bond Fund may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities, and with respect to the Tax Free Income Bond Fund, housing authority obligations. For purposes of this limitation (i) utilities will be divided

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according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

The following policy applies to the Short Term Tax Free Bond Fund, the Intermediate Tax Free Bond Fund, the Tax Free Bond Fund and the Tax Free Income Bond Fund:

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Tax Free Income Bond Fund and the Intermediate Tax Free Bond Fund:

Under normal market circumstances, at least 80% of the assets of the Tax Free Income Bond Fund and the Intermediate Tax Free Bond Fund will be invested in Municipal Securities.

The Arizona Tax Free Bond Fund, the West Virginia Tax Free Bond Fund, the Louisiana Tax Free Bond Fund, the Ohio Tax Free Bond Fund, the Kentucky Tax Free Bond Fund, and the Michigan Tax Free Bond Fund may not:

1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and (ii) this limitation does not apply to Municipal Securities or Ohio Municipal Securities, Kentucky Municipal Securities, Arizona Municipal Securities, West Virginia Municipal Securities, Louisiana Municipal Securities, and Michigan Municipal Securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. In addition, with respect to the Arizona Tax Free Bond Fund and the West Virginia Tax Free Bond Fund, for purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental issued shall not be deemed to be Municipal Securities or Arizona Municipal Securities (for the Arizona Tax Free Bond Fund) or West Virginia Securities (for the West Virginia Tax Free Bond Fund).

The following policy applies to the Arizona Tax Free Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Arizona personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Kentucky Tax Free Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Kentucky personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Louisiana Tax Free Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

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The following policy applies to the Michigan Tax Free Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Ohio Tax Free Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the West Virginia Tax Free Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

None of the Tax Free Bond Funds may:

1. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information and (iv) make loans to the extent permitted by an order issued by the SEC.

None of the Funds (other than the Multi-Cap Market Neutral Fund, the U.S. Real Estate Fund, and the Strategic Small Cap Value Fund) may:

1. Purchase securities on margin or sell securities short except, in the case of the Tax Free Bond Funds, for use of short-term credit necessary for clearance of purchases of portfolio securities.

None of the Funds may:

1. Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

2. Purchase or sell commodities or commodity contracts (including futures contracts), except that for bona fide hedging and other permissible purposes: (i) the Equity Funds (other than the Multi-Cap Market Neutral Fund and the U.S. Real Estate Fund) and the Income Funds may purchase or sell financial futures contracts and (except for the Treasury & Agency Fund) may purchase call or put options on financial futures contracts, and (ii) the International Equity Index Fund and Diversified International Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on appropriate U.S. exchanges, and may purchase or sell foreign currency on a spot basis.

3. Except for the Treasury & Agency Fund and the Strategic Small Cap Value Fund, purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds other than the U.S. Treasury Securities Money Market, Treasury Only Money Market and Government Money Market Funds in marketable securities of companies engaged in such activities are not hereby precluded).

4. Invest in any issuer for purposes of exercising control or management.

5. Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

6. Issue senior securities except with respect to any permissible borrowings.

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None of the Funds (other than the U.S. Real Estate Fund) may:

1. Purchase or sell real estate (however, each Fund except the Money Market Funds other than the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund and the Government Money Market Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Each Fund (other than the Health Sciences Fund) may:

1. Borrow money to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or as permitted by order or interpretation of the SEC. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

The U.S. Treasury Securities Money Market Fund and the Government Money Market Fund may not:

1. Buy state, municipal, or private activity bonds.

The U.S. Real Estate Fund may not:

1. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector. As a matter of fundamental policy, the Fund will concentrate its investments in such securities.

2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Future Changes to Fundamental Investment Polices and Restrictions.    On August 12, 2004, the Board of Trustees of the Trust approved a proposal to amend or eliminate the fundamental investment restrictions with respect to borrowing, commodities and investing for control with respect to each of the Funds, subject to the approval of shareholders. The Board of Trustees of the Trust also approved a change to the fundamental investment restriction on concentration with respect to the Investor Funds. Shareholders will be asked to approve these proposed revised restrictions at a special meeting of shareholders scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restrictions with respect to borrowing and commodities (with respect to all Funds) and concentration (with respect to the Investor Funds only) will be as indicated below and the fundamental investment restriction with respect to investment for control will be eliminated.

Borrowing:    No Fund may borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or as permitted by order or interpretation of the SEC.

Commodities No Fund may:    (i) purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or (ii) operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Concentration:    The Investor Funds may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (except for investments in other registered investment companies in the same “group of investment companies” as that term is defined in Section 12(d)(1)(G) of the 1940 Act).

In addition to the proposed changes to the fundamental investment restrictions, the Board of Trustees of the Trust approved a proposal to amend the investment objectives of each of the Investor Funds. If approved by shareholders of the applicable Investor Fund, the fundamental investment objectives will be changed as follows:

Investor Conservative Growth Fund.    The Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

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Investor Balanced Fund.    The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

Investor Growth & Income Fund.    The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Investor Growth Fund.    The Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities

Non-Fundamental Policies

The following investment restrictions are NON-FUNDAMENTAL except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

The following policy applies to the Money Market Funds:

For purposes of the Fund’s diversification policy, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer. Select municipal issues backed by guarantees or letters of credit by banks, insurance companies or other financial institutions may be categorized in the industries of the firm providing the guarantee or letters of credit.

The following policy applies to the Equity Index Fund:

The Fund may not invest more than 10% of its total assets in securities issued or guaranteed by the United States, its agencies or instrumentalities. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered issued or guaranteed by the United States, its agencies or instrumentalities for purposes of the 10% limitation.

The Technology Fund, the Arizona Tax Free Bond Fund, the Kentucky Tax Free Bond Fund, the Louisiana Tax Free Bond Fund, the Michigan Tax Free Bond Fund, the Ohio Tax Free Bond Fund, and the West Virginia Tax Free Bond Fund will not:

1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 50% of the Fund’s total assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

No Fund may:

1. Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets (10% of net assets for a Fund that is a Money Market Fund). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. (This restriction is fundamental with respect to the Ohio Municipal Money Market Fund.)

The foregoing percentages apply at the time of purchase of a security. The Managers shall report to the Board of Trustees promptly if any of a Fund’s investments are no longer determined to be liquid or if the market value of Fund assets has changed if such determination or change causes a Fund to hold more than 15% (10% in the case of a Fund that is a Money Market Fund) of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Fund’s Manager is able to dispose of illiquid assets without loss in an orderly manner

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in an amount that reduces the Fund’s holdings of illiquid assets to less than 15% (or 10% in the case of a Fund that is a Money Market Fund) of its net assets.

No Fund may:

1. Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, other than the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Growth Fund, and the Investor Balanced Fund.

Additionally, although not a matter controlled by their fundamental investment restrictions, so long as their shares are registered under the securities laws of the State of Texas, the Cash Reserves Money Market Fund and the Ohio Municipal Money Market Fund will: (i) limit their investments in other investment companies to no more than 10% of each Fund’s total assets; (ii) invest only in other investment companies with substantially similar investment objectives; and (iii) invest only in other investment companies with charges and fees substantially similar to those set forth in paragraph (3) and (4) of Section 123.3 of the Texas State Statute, not to exceed .25% in Rule 12b-1 fees and no other commission or other remuneration is paid or given directly or indirectly for soliciting any security holder in Texas.

The Intermediate Tax Free Bond Fund will not invest more than 25% of its assets in municipal securities that are related in such a way that a political, economic or business development affecting one security will also affect other municipal securities.

The Health Sciences Fund may not purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving such securities) if as a result more than 25% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 50% of the Fund’s assets. With respect to the remaining 50% of its total assets, the Health Sciences Fund may not purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

The U.S. Real Estate Fund may not:

1. Engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of the Fund’s net assets (taken at market value).

2. Participate on a joint or joint and several basis in any securities trading account, except that the Fund may invest in joint accounts to the extent permitted by the Joint Account Procedures adopted by the Board.

Temporary Defensive Positions

To respond to unusual market conditions, certain of the Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s prospectus. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

Portfolio Turnover

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at

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the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnovers with respect to all of the Money Market Funds were zero for the period from the commencement of their respective operations to June 30, 2004 and are expected to remain zero.

The portfolio turnover rates of the Funds for the fiscal years ended June 30, 2003 and 2004 were as follows:

PORTFOLIO TURNOVER

	Fiscal Year Ended June 30,
Funds	2003	2004
Arizona Tax Free Bond	18.17%	10.64%
Balanced	26.30%	33.28%
Core Bond	22.93%	19.69%
Diversified Equity	26.95%	26.55%
Diversified International	94.26%	50.51%
Diversified Mid Cap	48.94%	73.00%
Dividend Income Fund	16.80%	14.75%
Equity Index	6.74%	4.65%
Government Bond	19.29%	16.01%
Health Sciences	106.72%	47.28%
High Yield Bond	51.75%	57.56%
Core Plus Bond	16.42%	23.56%
Intermediate Bond	24.13%	17.46%
Intermediate Tax Free Bond	48.87%	19.10%
International Equity Index	11.72%	12.69%
Investor Balanced	20.93%	9.55%
Investor Conservative Growth	11.05%	7.48%
Investor Growth	15.96%	13.53%
Investor Growth & Income	23.09%	11.55%
Kentucky Tax Free Bond	9.08%	5.27%
Large Cap Growth	60.12%	46.12%
Large Cap Value	84.63%	32.36%
Louisiana Tax Free Bond	9.53%	2.10%
Market Expansion Index	53.51%	51.51%
Multi-Cap Market Neutral	0%*	256.52%
Michigan Tax Free Bond	11.18%	9.76%
Diversified Mid Cap Growth	70.87%	47.66%
Diversified Mid Cap Value	99.39%	23.90%
Mortgage-Backed Securities	35.73%	34.76%
Tax Free Income Bond	73.77%	47.57%
Ohio Tax Free Bond	14.63%	15.95%
U.S. Real Estate	N/A **	N/A **
Short Duration Bond	27.23%	53.72%
Short Term Tax Free Bond	109.73%	138.36%
Small Company Growth	94.54%	62.46%
Small Cap Value	45.70%	40.60%
Strategic Small Cap Value	N/A **	N/A **
Tax Free Bond	12.05%	20.12%
Technology	29.13%	16.85%
Treasury & Agency	33.28%	22.87%
Ultra Short Term Bond	35.80%	46.21%
West Virginia Tax Free Bond	10.34%	20.46%

*

The portfolio turnover rate for the Multi-Cap Market Neutral Fund for fiscal 2003 covers only the period from the Fund’s inception date (i.e., May 23, 2003 to June 30, 2003). The Multi-Cap Market Neutral Fund engages in active and frequent

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trading of portfolio securities to achieve its principal investment strategy. The Multi-Cap Market Neutral Fund anticipates a portfolio turnover rate well above that of other mutual funds. The Multi-Cap Market Neutral Fund’s portfolio turnover is likely to exceed 200%.

**	As of June 30, 2004, the U.S. Real Estate Fund and the Strategic Small Cap Value Fund had not commenced operations. Each of these Funds anticipates a portfolio turnover rate in excess of 50%. Because portfolio turnover is not a determining factor in management of these Funds, the actual portfolio turnover rate may be significantly higher (i.e., over 100%). Higher portfolio turnover will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you.

Some of the Funds listed above had portfolio turnover rates in excess of 100%. This means that these Funds sold and replaced over 100% of their investments. The portfolio turnover rate for the Short Term Tax Free Bond Fund resulted in part from the volume of purchases into and redemptions out of the Fund. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to Shareholders. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making portfolio decisions.

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TAX INFORMATION

Additional Tax Information Concerning all Funds

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other Funds. Each Fund intends to meet the requirements necessary to qualify each year as a “regulated investment company” under Subchapter M of the Code. If the Funds so qualify, they will pay no federal income tax on the earnings they distribute to shareholders and they will eliminate or reduce to a nominal amount the federal income taxes to which they may be subject.

In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies (to the extent such currency gains are directly related to a Fund’s principal business of investing in stock or securities, or options or futures with respect to stock or securities) or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash or cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (defined below).

In general, for purposes of the 90% gross income requirement described in the paragraph above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the “2004 Act”), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in (1) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of the paragraph above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. These requirements may limit the range of the Fund’s investments.

If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to Shareholders, provided the Fund distributes during its taxable year at least 90% of the sum of (a) its taxable net investment income (very generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) its net tax-exempt interest. Each Fund of the Trust intends to make sufficient distributions to Shareholders to qualify for this special tax treatment.

If a Fund failed to qualify as a regulated investment company receiving special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Generally, regulated investment companies that do not distribute in each calendar year an amount at least equal to the sum of (i) 98% of their “ordinary income” (as defined) for the calendar year, (ii) 98% of their capital gain net income (as defined) for the one-year period ending on October 31 of such calendar year (or later if the company is permitted to elect and so elects), and (iii) any undistributed amounts from the previous year, are subject to a non-deductible excise tax equal to 4% of the underdistributed amounts. For purposes of the excise tax, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A dividend paid to Shareholders in January generally is deemed to have been paid on December 31 of the preceding year, if the dividend was declared and payable to Shareholders

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of record on a date in October, November, or December of the preceding year. Each Fund of the Trust intends to make sufficient distributions to avoid liability for the excise tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a Shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund has owned for more than one year and that are properly designated by that Fund as capital gain dividends (“CAPITAL GAIN DIVIDENDS”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Technical corrections legislation is pending which would change the preceding rule by substituting “121-day” for “120-day” and “181-day” for “180-day”. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if these technical corrections have already been enacted.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a Shareholder taxed as an individual provided the Shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of that Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

Distributions in excess of a Fund’s current and accumulated “earnings and profits” will be treated by a Shareholder receiving such distributions as a return of capital to the extent of such Shareholder’s basis in its Shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a Shareholder’s basis in its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.

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The sale, exchange or redemption of Fund shares by a Shareholder may give rise to a taxable gain or loss to that Shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the Shareholder has held the shares for more than 12 months, and otherwise as short-term capital gain or loss.

If a Shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received by the Shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognized a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their individual tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing and character of distributions to Shareholders and cause differences between a Fund’s book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders including the Funds of Funds. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Certain securities purchased by the Funds (such as STRIPS, CUBES, TRs, TIGRs, and CATS), as defined in the Funds’ Prospectuses, are sold at original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. A Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when Banc One Investment Advisors would not otherwise have chosen to sell such securities and may result in a taxable gain or loss.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund of the Trust. Further tax information regarding the Equity Funds, Tax Free Bond Funds and the International Funds is included in following sections of this Statement of Additional Information. No attempt is made to present herein a complete explanation of the federal income tax treatment of each Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable)

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foreign taxes. In addition, the foregoing discussion and the discussion below regarding the Tax Free Bond Funds, the International Funds and the Funds of Funds are based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

Additional Tax Information Concerning Funds that Invest in REITs and ETFs

Some of the Funds invest in REITs. Such Funds’ investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules at if this technical correction has already been enacted.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in REMIC (referred to in the Code as an “EXCESS INCLUSION”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a Share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Certain Funds may invest a portion of their assets in one or more exchange traded funds (“ETFs”). ETFs are index funds or trusts that are listed on an exchange. Investment by the Fund in an ETF qualifying as a regulated investment company under Subchapter M of the Code will receive the same tax treatment as an investment in a regulated investment company that is not listed on an exchange. Specifically, such shares are automatically diversified per the requirements of Subchapter M (in the same manner as cash). In addition, dividends received by the Fund from an ETF or an unlisted regulated investment company may qualify as qualified dividend income to the extent of the ETF’s or the unlisted regulated investment company’s underlying qualifying dividend income, when the Fund meets the holding period requirements in the ETF’s or non-listed regulated investment company’s shares and certain other requirements are met.

Additional Tax Information Concerning the Municipal Funds

A Fund will be qualified to pay exempt-interest dividends to its Shareholders only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax.

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The policy of each Municipal Fund is to distribute each year as exempt-interest dividends substantially all the Fund’s net exempt-interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Municipal Fund and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of the Fund’s taxable year, which does not exceed, in the aggregate, the net interest income from Municipal Securities and other securities the interest on which is exempt from the regular federal income tax received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from a Municipal Fund during such year, regardless of the period for which the Shares were held.

Exempt-interest dividends may generally be treated by a Municipal Fund’s Shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. However, each Shareholder of a Municipal Fund is advised to consult his or her tax advisor with respect to whether such Shareholder may be treated as a “Substantial User” or a “Related Person” to such user under Section 147(a) of the Code with respect to facilities financed through any of the tax-exempt obligations held by the Fund. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any Shareholders who are “Substantial Users” of the facilities financed by such obligations or bonds or who are “Regulated Persons” of such substantial users. “Substantial User” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a)(i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or (ii) who occupies more than 5% of the usable area of the facility or (b) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.

“Related Persons” includes certain related natural persons, affiliated corporations, partners and partnerships.

Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be taken into account in determining alternative minimum taxable income for purposes of determining liability (if any) for the federal alternative minimum tax applicable to individuals and the federal alternative minimum tax applicable to corporations. In the case of corporations, all tax-exempt interest dividends will be taken into account in determining adjusted current earnings for the purpose of computing the federal alternative minimum tax imposed on corporations.

Current federal law limits the types and volume of bonds qualifying for Federal income tax exemption of interest, which may have an effect on the ability of the Funds to purchase sufficient amounts of tax exempt securities to satisfy the Code’s requirements for the payment of “exempt-interest” dividends.

All or a portion of interest on indebtedness incurred or continued by a Shareholder to purchase or carry Fund shares may not be deductible by the Shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund’s total distributions (not including distributions of net capital gain) paid to the Shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered to have been used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Each Municipal Fund may at times purchase Municipal Securities (or other securities the interest on which is exempt from the regular federal income tax) at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of the market discount will be included in the Fund’s ordinary income and will be taxable to shareholders as such when it is distributed to them.

Each Municipal Fund may acquire rights regarding specified portfolio securities under puts. See “Investment Objectives and Policies—Additional Information on Fund Investments—Futures and Options Trading.” The policy of each Municipal Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Funds could acquire under the 1940 Act.

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Therefore, although a Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Fund.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends by certain states.

Arizona Taxes.    Shareholders of the Arizona Tax Free Bond Fund will not be subject to Arizona income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions (“LOCAL OBLIGATIONS”). However, interest from Local Obligations may be includable in Federal gross income.

Kentucky Taxes.    Under Kentucky law, income distributed to resident shareholders of entities classified as regulated investment companies for federal income tax purposes retains the same character in the hands of the shareholder that it had in the hands of the distributing entity. Accordingly, dividends received from the Kentucky Tax Free Bond Fund which are derived from interest on tax-exempt obligations of the Commonwealth of Kentucky, its agencies, and its political subdivisions, or from certain obligations of the United States and its territories, are exempt from Kentucky income tax. Other distributions by the Fund are subject to Kentucky income tax. These other distributions include, but are not limited to, those from net short-term and net long-term capital gains (including such gains on tax-exempt Kentucky municipal securities), interest earned on securities that are merely guaranteed by the federal government or its agencies, the net proceeds of repurchase agreements collateralized by securities issued by the federal government or its agencies, and interest earned on securities issued by any state other then Kentucky.

Louisiana Taxes.    Exempt-interest dividends generated by shares of the Louisiana Tax Free Bond Fund in the hands of Louisiana residents is not included in the definition of “tax table” income under Louisiana law. In general, however, other distributions are subject to Louisiana income tax. All income from fund shares retains its character in the hands of an individual taxpayer. Neither the state nor its municipalities may impose property tax on fund shares.

Michigan Taxes.    Distributions received from the Michigan Tax Free Bond Fund and the Michigan Municipal Money Market Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt Michigan Municipal Securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a shareholder’s business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt Michigan Municipal Securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

Ohio Taxes.    Distributions from the Ohio Municipal Money Market Fund and the Ohio Tax Free Bond Fund representing interest on obligations held by those Funds which are issued by the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or its political subdivisions or agencies or instrumentalities (“Ohio Obligations”), are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax may exclude such distributions from those Funds for purposes of the Ohio franchise tax net income base.

Distributions that are properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

Although the Fund distributions attributable to interest on, and any profit from the sale, exchange or other disposition of, Ohio Obligations are excludable from the net income base of the Ohio corporation franchise tax, the value of all Fund shares must be included in the net worth base of the Ohio corporation franchise tax.

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This discussion of Ohio taxes assumes that the Ohio Municipal Money Market Fund and the Ohio Tax Free Bond Fund will continue to qualify as regulated investment companies under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of each Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

West Virginia Taxes.    Shareholders may reduce their West Virginia adjusted gross income (“AGI”) for that portion of the interest or dividends they receive which represents interest or dividends of the Fund on obligations or securities of any authority, commission or instrumentality of West Virginia that is exempt from the West Virginia personal income tax by Federal or West Virginia law. Shareholders may also reduce their West Virginia AGI for that portion of interest or dividends received from the Fund derived from obligations of the United States and from obligations or securities of some authorities, commissions or instrumentalities of the United States.

However, shareholders cannot reduce their West Virginia AGI for any portion of interest or dividends received from the Fund derived from income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any Federal law exemption, such as that accorded “exempt-interest dividends;” and they must increase their West Virginia AGI by the amount of such interest or dividend income. Also, a shareholder must increase his or her West Virginia AGI by interest on indebtedness incurred (directly or indirectly) to purchase or hold shares of the Fund to the extent such interest was deductible in determining Federal AGI. The sale, exchange, or redemption of Fund shares is subject to the West Virginia income tax to the extent the gain or loss therefrom affects the determination of the shareholder’s Federal AGI.

The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of Shares of a Municipal Fund. Additional tax information concerning all Funds of the Trust is contained in the immediately preceding section of this Statement of Additional Information. No attempt is made to present a complete explanation of the state income tax treatment of each Municipal Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Municipal Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

Additional Tax Information Concerning the International Funds

Transactions of the International Funds in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, future contracts and forward contracts (and similar instruments) may result in ordinary income or loss to the Fund for federal income tax purposes which will be taxable to the Shareholders as such when it is distributed to them.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) may (under regulations to be issued) constitute qualifying income for purposes of the 90% test only to the extent that they are directly related to the trust’s business of investing in stock or securities.

Investment by the International Funds in certain “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on proceeds from the sale of its investment in such a company or other distributions from such a company, which tax cannot be eliminated by making distributions to Shareholders of the International Funds. If the International Funds elect to treat a passive foreign investment company as a “qualified electing fund,” different rules would apply, although the International Funds do not expect to make such an election. Rather, the Funds intend to avoid such tax or other charge by making an election to mark gains (and to a limited extent, losses) from such investments to market annually.

The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return.

If more than 50% of an International Funds’ assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or

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deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each Shareholder, Shareholders are advised to consult their own tax advisors.

Additional Tax Information Concerning the Funds of Funds

A Fund of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Depending on a Fund of Fund’s percentage ownership in an underlying Fund, both before and after a redemption, a redemption of shares of an underlying Fund by a Fund of Funds may cause the Fund of Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the underlying Fund, but instead to be treated as receiving a dividend such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Funds directly.

Although each Fund of Funds may itself be entitled to a deduction for foreign taxes paid by a Fund in which such Fund of Funds invests (see “Tax Information—Additional Tax Information Concerning the International Funds”), the Fund of Funds will not be able to pass any such credit or deduction through to its own shareholders.

The foregoing is only a general description of the federal tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of Shares of a Fund of Funds are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

VALUATION

Valuation of the Money Market Funds

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The Money Market Funds will be valued periodically (normally weekly) to determine the extent of deviation, if any, of the current net asset value (“NAV”) per share of the Funds using market values of the Funds’ securities from the Funds’ $1.00 amortized cost NAV. In determining the market value of any security, actual quotations or estimates of market value by any approved pricing service may be used. If quotations are not available and the pricing service is unable to provide an estimated market value, then securities may be valued at their fair value as determined in good faith under procedures approved by the Trust’s Board of Trustees.

If a difference of more than  1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Board of Trustees will take steps necessary to reduce such deviations. These steps may include selling portfolio instruments prior to maturity to realize capital gains or to shorten the average portfolio maturity, withholding or supplementing dividends, declaring additional dividends, reducing the number of a Fund’s outstanding shares without monetary consideration (redeeming shares in kind), utilizing an NAV determined by using available market quotations or investing all cash in instruments maturing on the next business day.

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Valuation of the Equity Funds, the Income Funds and the Tax Free Bond Funds

Domestic equity securities traded in the over-the-counter market or on a primary exchange shall be valued at the closing price as determined by the primary exchange, typically at 4:00 pm Eastern Time (“ET”). If no sale occurred on the valuation date, the securities are valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange, typically at 4:00 pm ET. Securities for which quotations are either (1) not readily available, or (2) determined by the Fund’s Manager to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available quotations. Securities traded on more than one exchange will be valued at the last sale price on the principal exchange if available, and if such price is not available, will be valued at the last price on the secondary exchange. The NASD National Market System is considered an exchange. The value of securities quoted by NASDAQ Stock Market, Inc. will generally be the Nasdaq Official Close Price.

Fixed income securities are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees based on the independent pricing service’s proprietary calculation model. Fixed income securities with a remaining maturity of 60 days or less are valued at amortized cost. Amortized cost is not used if the use of amortized cost would be inappropriate due to credit or other impairments of the issuer. Fixed income securities shall be valued based upon bid prices received from independent pricing services approved by the Trust’s board of trustees.

Securities for which quotations are either (1) not readily available, (2) not provided by an approved pricing service or (3) determined by the applicable Fund’s Manager to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees.

Foreign Securities.    With respect to the Balanced Fund, the Income Funds, and the Tax Free Bond Funds, except as noted below, foreign securities are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trade activity, the securities will be valued at the mean of the latest bid/ask quotations. In either case, this value is then converted into its U.S. dollar equivalent at the time of the NAV, typically 4:00 p.m. Such bid quotation shall be obtained from an independent pricing service approved by the Board of Trustees as of 4:00 p.m. ET.

Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed. The Funds will generally fair value price on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. The value of foreign listed equity securities will be the price of the last sale or official close of the primary exchange that is reported before the time when the Fund’s NAV is calculated. If no sale occurred on the valuation date and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security will be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security will be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange. Canadian securities, which are traded both in Canada and the United States, are valued at the latest available sale price or absent such a price, the mean of the latest bid/ask quotations on the exchange in which the security was purchased.

The value of all assets shall be converted to U.S. dollars equivalents utilizing the latest foreign exchange bid quotation from an approved independent pricing service as of 4:00 p.m. Eastern time.

Derivatives.    Derivatives such as options, swaps, and futures will be valued as follows: (1) options on stock indexes or debt securities traded on U.S. securities exchanges are valued at the last sale or close price at the close of options trading on such exchanges; (2) options and futures traded on foreign exchanges are valued at the last sale or close price available prior to the calculation of the Funds’ net asset value; (3) stock index futures or futures on debt securities and related options traded on commodities exchanges are valued at the last sale price as of the close of the commodities exchanges; and (4) non-listed over-the-counter options and swaps shall be valued at the evaluated price provided by a counterparty or third-party broker. (The value of all assets shall be converted to U.S. dollars equivalents utilizing the latest foreign exchange bid quotation from an approved independent pricing service as of 4:00 p.m. Eastern time).

Fair Value Procedures.    In certain situations, a Fund’s securities may be valued by another method that the Funds believe accurately reflects fair value in accordance with procedures approved by the Board. Fair value situations could include,

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but are not limited to, the following: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting the issuer’s operations or earnings announcements); (2) extremely illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (5) any other circumstances in which a Fund’s Manager believes that market quotations are not readily available.

ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE

The net asset value per share of each Fund is determined and its Shares are priced as of the times specified in the Prospectus for the applicable Fund and applicable Share class. The net asset value per share of each Fund’s Shares is calculated by determining the value of the respective Class’s proportional interest in the securities and other assets of the Fund, less (i) such Class’s proportional share of general liabilities and (ii) the liabilities allocable only to such Class, and dividing such amount by the number of Shares of the Class outstanding. The net asset value of a Fund’s various classes may differ from each other due to distribution and shareholder service related expenses applicable to various classes of shares of the Funds in varying amounts.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

All of the classes of Shares in each Fund are sold on a continuous basis by JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (the “DISTRIBUTOR”), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

In addition to purchasing Class A, Class B, Class C, Select Class, Institutional Class, Morgan Class, Premier Class, Agency Class, Capital Class, Reserve Class, Investor Class, and Ultra Class Shares directly from the Distributor, an investor may purchase such shares through a financial advisor, investment adviser, broker, financial planner, bank, insurance company, retirement or 401(k) plan administrator or others including various affiliates of JPMorgan Chase (each a “FINANCIAL INTERMEDIARY”) that has established a selling or servicing agreement with the Distributor. Questions concerning the eligibility requirements for each class of the Trust’s Shares may be directed to the Distributor at 1-800-480-4111(1-800-766-7722 for Capital, Institutional and Agency Shares). Sales loads for Trustees and other affiliates of the Funds are waived due to their familiarity with the Funds.

Exchanges

The exchange privileges described in the Prospectuses may be exercised only in those states where the Shares of the Fund or such other Fund may be legally sold.

Purchases-in-Kind

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, as described in the section entitled “Valuation.” This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) the Fund’s Manager must determine that acceptance is in the best interest of the Fund and conforms with the applicable Fund’s fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

Redemptions

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when:

(a)	trading on the New York Stock Exchange (the “EXCHANGE”) is broadly restricted by the applicable rules and regulations of the SEC;

(b)	the Exchange is closed for other than customary weekend and holiday closing;

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(c)	the SEC has by order permitted such suspension; or

(d)	the SEC has declared a market emergency.

Redemption Fees

In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Diversified International Fund, the Health Sciences Fund, the High Yield Bond Fund, the International Equity Index Fund, and the Technology Fund held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% discount, referred to in the Funds’ prospectuses and this Statement of Additional Information as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charges and is not a commission paid to Banc One Investment Advisors or its affiliates (excluding the Funds). Banc One Investment Advisors or its affiliates do not receive any portion of the redemption fee. The Funds reserve the right to modify the terms of or terminate this fee at any time.

The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days (or 90 days, as applicable) or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of a employer-sponsored retirement plan’s entire share position with the Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable sub-minimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers or the Fund does not seek to identify market timers, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund (“free shares”) will be treated as redeemed first. After a Shareholder’s free shares have been used up, shares will be redeemed on a first-in, first-out basis.

Applicability of Excessive Trading Limits and Redemption Fees to Funds of Funds Transactions.

For purposes of the application of the excessive trading limitations and the redemption fees, the Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

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Systematic Withdrawal Plan

Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

(i) monthly and constitute no more than  1/12 of 10% of your then-current balance in a Fund each month; or

(ii) quarterly and constitute no more than  1/4 of 10% of your then-current balance in a Fund each quarter.

If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

Cut-Off Times for Purchase, Redemption and Exchange Orders

Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds’ prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

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MANAGEMENT OF THE TRUST

Management Information

The following table provides information concerning each Trustee and officer of the Trust.

Name, Address, and Date of Birth*	Positions held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee
Peter C. Marshall 1111 Polaris Parkway Suite B2, OHI-1235 Columbus, OH 43240 12/10/42	Trustee, Chairman	Indefinite/ 7/12/85-present	From February 2002 until present, self-employed as a business consultant. From February 2000 through February 2002, Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.). From November 1992 to March 2000, President DCI Marketing, Inc.	60	None

Frederick W. Ruebeck 1111 Polaris Parkway Suite B2 Columbus, OH 43240 10/8/39	Trustee	Indefinite/ 7/26/90-present	Since April 2000, Advisor, Jerome P. Green & Associates, LLC (a broker-dealer). Since 2004, endowment fund manager, Wabash College. From January 2000 to April 2000, self-employed as a consultant. From June 1988 to December 1999, Director of Investments, Eli Lilly and Company.	60	AMS Group, Wabash College, Seabury-Western Theology Seminary, Indianapolis Symphony Foundation

Robert A. Oden 1111 Polaris Parkway Suite B2 Columbus, OH 43240 9/11/46	Trustee	Indefinite/ 6/25/97-present	From July 2002 to present, President, Carleton College. From 1995 to June 2002, President, Kenyon College.	60	American University in Cairo

John F. Finn 1111 Polaris Parkway Suite B2 Columbus, OH 43240 11/5/47	Trustee	Indefinite/ 5/21/98-present	Since 1979, President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry).	60	Cardinal Health, Inc. (CAH)

Marilyn McCoy 1111 Polaris Parkway Suite B2 Columbus, OH 43240 3/18/48	Trustee	Indefinite/ 4/28/99-present	Since 1985, Vice President of Administration and Planning, Northwestern University.	60	Mather LifeWays, Carleton College

Julius L. Pallone 1111 Polaris Parkway Suite B2 Columbus, OH 43240 5/26/30	Trustee	Indefinite/ 4/28/99-present	Since 1999, self-employed as an insurance consultant.	60	Oakland Commerce Bank

Donald L. Tuttle 1111 Polaris Parkway Suite B2 Columbus, OH 43240 10/6/34	Trustee	Indefinite/ 4/28/99-present	Since November 2004, self-employed as a business consultant. From 1995 through October 2004, Vice President, CFA Institute.	60	Cornerstone Investment Partners, LLC.

George C.W. Gatch 1111 Polaris Parkway Suite B2 Columbus, OH 43240 12/21/62	President	Indefinite/ 9/15/04-present	Managing Director, J.P. Morgan Investment Management Inc. Head of J.P. Morgan Fleming’s U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales since 1986.	N/A	N/A

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Name, Address, and Date of Birth*	Positions held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee
Robert L. Young 1111 Polaris Parkway Suite B2 Columbus, OH 43240 1/17/63	Senior Vice President	Indefinite/ 9/15/04-present	Chief Operating Officer of One Group Mutual Funds from November 2001 until present. From October 1999 to present, Vice President and Treasurer, One Group Administrative Services, Inc., and Vice President and Treasurer, One Group Dealer Services, Inc. From December 1996 to October 1999, Managing Director of Mutual Fund Administration, Banc One Investment Advisors Corporation.	N/A	N/A

Patricia A. Maleski 1111 Polaris Parkway Suite B2 Columbus, OH 43240 3/15/60	Vice President and Chief Administrative Officer	Indefinite/ 9/15/04-present	Vice President, JPMIM, Head of FFI and U.S. Institutional Funds Administration and Board Liaison. Prior to joining JPMorgan Chase & Co. in 2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan Funds.	N/A	N/A

Stephanie J. Dorsey 1111 Polaris Parkway Suite B2 Columbus, OH 43240 5/30/69	Treasurer	Indefinite/ 7/24/04-present	Director of Mutual Fund Administration, One Group Administrative Services, since January 2004; Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan Chase & Co.) from January 2003 to January 2004; Prior to joining Bank One Corporation, held various positions at PricewaterhouseCoopers LLP from September 1992.	N/A	N/A

Scott E. Richter 1111 Polaris Parkway Suite B2 Columbus, OH 43240 7/4/56	Secretary and Chief Legal Officer	Indefinite/ 10/15/03-present	From February 2003 to present, Senior Associate General Counsel, Bank One Corporation (now known as JPMorgan Chase & Co.). From November 1998 to January 2003, Deputy General Counsel, Institutional Division, INVESCO. From January 1997 to October 1998, Associate General Counsel, Piper Capital Management.	N/A	N/A

Stephen M. Ungerman 1111 Polaris Parkway Suite B2 Columbus, OH 43240 6/2/53	Chief Compliance Officer	Indefinite/ 9/15/04-present	Vice President, JPMIM; Fund Administration—Pooled Vehicles. Prior to joining JPMorgan Chase & Co., in 2000, he held a number of senior positions in Prudential Financial’s asset and management business, including Associate General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.	N/A	N/A

Jessica K. Ditullio 1111 Polaris Parkway Suite B2 Columbus, OH 43240 9/19/62	Assistant Secretary	Indefinite/ 1/1/00-present	From August 1990 to present, various attorney positions for Bank One Corporation.	N/A	N/A

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Name, Address, and Date of Birth*	Positions held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee
Nancy E. Fields 1111 Polaris Parkway Suite B2 Columbus, OH 43240 6/22/49	Assistant Secretary	Indefinite/ 1/1/00-present	From October 1999 to present, Director, Mutual Fund Administration, One Group Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group, Banc One Investment Advisors Corporation. From January 1998 to July 1999, Vice President, Ohio Bankers Association. From July 1990 through December 1997, Vice President, Client Services, BISYS Fund Services, Inc.	N/A	N/A

Alaina V. Metz BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219 4/7/67	Assistant Secretary	Indefinite/ 11/95-present	From June 1995 to present, Vice President, BISYS Fund Service Inc.	N/A	N/A

Janet Squitieri 522 Fifth Avenue New York, NY 10036	AML Compliance Officer	Indefinite/ 9/04- present

Christopher D. Walsh 522 Fifth Avenue New York, NY 10036 6/8/65	Assistant Treasurer		Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at Prudential Investments.	N/A	N/A

*	None of the Trustees is an “interested person” of the Trust, as defined in the 1940 Act.

Banc One Investment Advisors is an “affiliated person” of the Trust within the meaning of that term under the 1940 Act. Certain individuals, who are also officers of the Trust in the Fund Complex, hold or have held positions with Banc One Investment Advisors as follows: Nancy E. Fields served as Project Manager, One Group, from July 1999 to October 1999.

Board of Trustees

Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust who were elected by the Shareholders of the Trust. The seven Trustees of the Trust are responsible for making major decisions about each Portfolio’s investment objectives and policies, but delegate the day-to-day administration of the Portfolios to the officers of the Trust.

Standing Committees of the Board.    There are five standing committees of the Board of Trustees. The Audit Committee is comprised of all seven members of the Board of Trustees. The purposes of the Audit Committee are: (a) to oversee the Trust’s accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of the Trusts’ financial statements and the independent auditor therefor; (c) to act as a liaison between the Trusts’ independent auditors and the full Board of Trustees; and (d) to act as a qualified legal compliance committee. The Audit Committee met four times during the past fiscal year. The Audit Committee has determined that Peter C. Marshall and Donald L. Tuttle are “Audit Committee Financial Experts” as that term is defined in pertinent regulations of the U.S. Securities and Exchange Commission.

The Nominations Committee selects and nominates candidates, including independent trustees and trustees who are interested persons, as additions to the Board of Trustees or to fill vacancies on the Board of Trustees. The Nominations Committee will also review shareholder correspondence to the Board of Trustees. Peter C. Marshall and Frederick W. Ruebeck are members of the Nominations Committee. The Nominations Committee did not meet during the past fiscal year.

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The Nominations Committee will consider nominees recommended by Shareholders. Recommendations should be submitted to the Nominations Committee in care of One Group Mutual Funds.

The Special Proxy Voting Committee considers and determines how to vote on behalf of the Funds with respect to specific votes referred to it by Banc One Investment Advisors. Votes referred to the Special Proxy Voting Committee are limited to those identified by Banc One Investment Advisors as both (i) involving a material conflict of interest of the investment adviser, and (ii) to be impractical and inappropriate to resolve by following the voting recommendation, if any, of an independent firm. Peter C. Marshall, John F. Finn, and Frederick W. Ruebeck are members of the Special Proxy Voting Committee. The Special Proxy Voting Committee did not meet during the last fiscal year. New procedures for proxy voting were adopted at the meeting of the Board of Trustees held on August 12, 2004. The new procedures do not require the Special Proxy Voting Committee and therefore it was decommissioned on August 12, 2004.

The Special Review Committee assists the Board of Trustees in overseeing internal reviews, regulatory inquiries and litigation relating to issues raised in the complaint (the “Canary Complaint”) filed by the New York Attorney General against Canary Capital Partners, LLC, et al. (collectively, “Canary”) on September 3, 2003 which alleged, among other things, that Canary had engaged in improper trading practices with certain Funds in the Trust. For more information regarding the Canary Complaint, please see the section entitled “Legal Proceedings and Additional Fee and Expense Information” in each Fund’s prospectus. The members of the Special Review Committee are Peter C. Marshall, Julius L. Pallone and Frederick W. Ruebeck. The Special Review Committee met 26 times during the last fiscal year.

The Insurance Committee reviews all matters pertaining to the Trusts’ directors’ and officers’ errors and omissions insurance. Julius L. Pallone is sole initial member of the Insurance Committee. The Insurance Committee was formed on June 24, 2004 and did not meet during the last fiscal year.

The Governance Committee reviews all matters pertaining to the structure or operation of the Board of Trustees and its committees. The Governance Committee is responsible for, among other things, evaluating the functioning of the Board and its committees, reviewing shareholder correspondence to the Board, and consulting with independent counsel for the Independent Trustees as to regulatory developments affecting governance issues. The members of the Governance Committee are Marilyn McCoy, Julius L. Pallone, and John Finn. The Governance Committee was formed on June 24, 2004 and did not meet during the last fiscal year.

Disinterested Trustee Positions.    During 2003 and 2004, each of the Trustees was also a trustee for One Group Investment Trust, which has nine portfolios.

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Ownership of Securities.    As of December 31, 2004, each of the Trustees beneficially owned shares of certain Funds of the Trust, either directly or through participation in the Fund Complex’s (which includes One Group Investment Trust), Deferred Compensation Plans in the following amounts:

Name of Trustee	Dollar Range of Equity Securities in the Funds listed below+	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by the Trustee in the Fund Complex+
Peter C. Marshall

Frederick W. Ruebeck

Robert A. Oden

John F. Finn

Marilyn McCoy

Julius L. Pallone

Donald L. Tuttle

+	Securities are valued as of 12/31/2004.
*	means greater than.

Approval of Investment Advisory Agreements and Sub-Investment Advisory Agreement.    The investment advisory agreement with Banc One Investment Advisors and sub-advisory agreements with Banc One High Yield Partners, LLC (“BOHYP”) and Security Capital Research & Management Incorporated (“SC-R&M”) were formally considered by the Board of Trustees at meetings held in August 2004, which included detailed discussions held outside the presence of fund management and the Investment Advisers. In conducting its review, the Board of Trustees, all of whom are independent trustees for purposes of the 1940 Act, were advised by independent legal counsel. The review was conducted against the backdrop of consolidations of certain of the Funds with the JPMorgan Funds and Security Capital U.S. Real Estate Shares that were approved at the same August meeting. With these consolidations and the ongoing integration of the Funds and the JPMorgan Funds, extensive revisions of the investment advisory fees for the Funds (whether or not involved in the consolidations) have been proposed by the Banc One Investment Advisors. Under this proposal, advisory fees for certain Funds would decline as of February 19, 2005. Given the above-described circumstances, the Board considered the advisory

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agreement with respect to both the current fee structure (until February 19, 2005) and the adoption of the new fee structure (as of February 19, 2005). The Board’s review of the investment advisory and sub-advisory agreements addressed a variety of factors including: (1) the nature, quality and extent of services provided, including investment and shareholder service performance; (2) the competitiveness of the Funds’ fees, costs and expense ratios with those of comparable products; (3) possible economies of scale; (4) the profitability of Banc One Investment Advisors, BOHYP and SC-R&M as compared to profitability of other advisers in the industry; and (5) other costs and benefits to Banc One Investment Advisors and its affiliates arising from the relationship with the Funds. In analyzing these factors, the Board reviewed and considered highly detailed expense and performance comparison information provided by Lipper Inc. (an independent provider of mutual fund data). These materials compared the expenses and performance of each Fund to a broad or general universe of funds and to a “peer group” of funds. The Board further reviewed staffing information, particularly the changes to Banc One Investment Advisor’s equity management staff that have been made since the acquisition of that firm’s parent by JPMorgan Chase. The board also reviewed conflicts of interest, brokerage practices, and the impact of revenue sharing arrangements on Banc One Investment Advisors’ profitability. In connection with the Board’s analysis, Banc One Investment Advisors also provided information on employee compensation and performance-based bonuses for portfolio management staff.

As disclosed elsewhere in this Statement of Additional Information, Banc One Investment Advisors has arrangements by which brokers provide research to Banc One Investment Advisors in return for allocating brokerage to brokers. The Board also considered the costs and benefits to affiliates of Banc One Investment Advisors such as those associated with the assumption of duties as administrator to the Trust by JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.). In addition, the Board considered was the business reputation and financial resources of Banc One Investment Advisors, BOHYP, SC-R&M and their ultimate corporate parent, JPMorgan Chase. Based on the Lipper material and the other information provided to the Board, the Board determined that the compensation payable under the Investment Advisory Agreement was fair and reasonable in light of the services provided by Banc One Investment Advisors and the expenses associated with providing such services, and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

BOHYP serves as sub-advisor for the Core Plus Bond Fund and the High Yield Bond Fund. BOHYP was formed as a limited liability company under an agreement between Banc One Investment Advisors and Pacholder Associates, Inc. (“Pacholder”). Under the limited liability company agreement, Pacholder is responsible for providing portfolio management services on behalf of BOHYP. In evaluating the Sub-Investment Advisory Agreements with BOHYP, the Board considered the experience, research methodology and portfolio management staffing provided by Pacholder in managing high yield assets including the quantitative and qualitative processes that BOHYP uses to manage credit risks. The Board also considered the performance in the context of other large high yield bond funds. Additionally, the Board considered the process by which Banc One Investment Advisors oversees the activities of BOHYP under the Sub-Investment Advisory Agreements. In addition, the Board considered the Lipper material as it relates to the High Yield Bond Fund and the Core Plus Bond Fund and the profitability of BOHYP as compared to the profitability of other advisers in the industry, and other costs and benefits to BOHYP arising from its relationship with the Funds. Based on this information, the Board determined that the compensation payable under the Sub-Advisory Agreement was fair and reasonable in light of the services provided by BOHYP and the expenses associated with providing such services, and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

At a September 30, 2004 meeting, the Board determined that SC-R&M will serve as investment adviser, rather than sub-advisor, for the U.S. Real Estate Fund (which had not yet commenced operations). Important in this decision was that SC-R&M, a Delaware corporation, is a direct, wholly-owned subsidiary of Banc One Investment Advisors. In evaluating the Investment Advisory Agreement with SC-R&M involved in this restructuring, the Board considered the regulatory advantages the structure would afford in the consolidation with the Security Capital U.S. Real Estate Shares, a mutual fund advised by SC-R&M (i.e., the ability to solicit shareholder approval in a more efficient manner). The Board also considered the fact that SC-R&M’s wholly-owned subsidiary status meant that it would be subject to the supervision of Banc One Investment Advisors regardless of whether SC-R&M were investment adviser or sub-adviser. Moreover, the change in status provided a greater sense of continuity to shareholders of the Security Capital U.S. Real Estate Shares and would not affect the experience, research methodology and portfolio management staffing provided by SC-R&M in managing real estate securities. Nor would the change in status affect the performance history of SC-R&M. In addition, the Board considered that the change would not affect the level of fees that investors in the U.S. Real Estate Fund would pay for investment advisory services — fees that the Board had reviewed with the assistance of Lipper material at its August 2004 meeting. The Board also considered the profitability of SC-R&M. Based on this information, the Board determined that the compensation payable under the

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Investment Advisory Agreement was fair and reasonable in light of the services provided by SC-R&M and the expenses associated with providing such services, and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

The Trustees of the Portfolios receive compensation for each meeting of the Board of Trustees attended. The Compensation Table below sets forth the total compensation to the Trustees from the Trust for the fiscal year ended June 30, 2004.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From the Funds(1),(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex(3)
Peter C. Marshall, Trustee	$147,605	NA	NA	$149,500
Frederick W. Ruebeck, Trustee	$127,798	NA	NA	$129,500
Robert A. Oden, Jr., Trustee (4)	$114,727	NA	NA	$116,250
John F. Finn, Trustee (5)	$114,727	NA	NA	$116,250
Marilyn McCoy, Trustee (6)	$112,014	NA	NA	$113,500
Julius L. Pallone, Trustee (7)	$127,305	NA	NA	$129,000
Donald L. Tuttle, Trustee	$114,727	NA	NA	$116,250

(1)	Figures are for the Trust’s fiscal year ended June 30, 2004. For the fiscal year ending June 30, 2004, each trustee received one fee for services to both One Group Investment Trust and One Group Mutual Funds (collectively, the “Trusts”). The fee was allocated to each Trust on the basis of relative net assets. The amount reflected relates only to the fees allocated to the One Group Mutual Funds.

(2)	Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust (the “Plan”) adopted at the February 13, 2002 Board of Trustee’s meeting, the Trustees may defer all or a part of their compensation payable by the One Group Trusts. Under the Plan, the Trustees may specify Select Class Shares of one or more funds of One Group Mutual Funds to be used to measure the performance of a Trustee’s deferred compensation account. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

(3)	For the fiscal year ended June 30, 2004, “Fund Complex” comprises the 51 Funds of the Trust and the nine Portfolios of One Group Investment Trust that were operational as of June 30, 2004. Compensation for the “Fund Complex” is for the fiscal year ended June 30, 2004.

(4)	Includes $30,000 of deferred compensation.

(5)	Includes $114,727 of deferred compensation.

(6)	Includes $112,014 of deferred compensation.

(7)	Includes $127,305 of deferred compensation.

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INVESTMENT ADVISORS AND SUB-ADVISER

Banc One Investment Advisors Corporation

Investment advisory services to each of the Trust’s Funds (except the U.S. Real Estate Fund) are provided by Banc One Investment Advisors. Banc One Investment Advisors makes the investment decisions for the assets of the Funds (except the High Yield Bond Fund and the high yield portion of the Core Plus Bond Fund which are sub-advised by BOHYP). In addition, Banc One Investment Advisors continuously reviews, supervises and administers the Funds’ investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust’s Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of JPMorgan Chase, any bank affiliate of Banc One Investment Advisors or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

On July 1, 2004, Bank One Corporation, the former indirect corporate parent of Banc One Investment Advisors, merged into J.P. Morgan Chase & Co. (now officially known as JPMorgan Chase & Co.). On that date, Banc One Investment Advisors became an indirect, wholly-owned subsidiary of JPMorgan Chase. The Distributor and Administrator of the Funds are also subsidiaries of JPMorgan Chase. JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, that was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United State and the world. The firm, through its predecessor companies, has been in business for over a century. JPMorgan Chase had $         billion in assets as of December 31, 2004.

Banc One Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of the former Bank One Corporation, which have considerable experience in the management of open-end management investment company portfolios, including the Trust (formerly, The One Group and the Helmsman Funds) since 1985.

During the fiscal years ended June 30, 2002, 2003 and 2004, the Funds of the Trust paid the following investment advisory fees to Banc One Investment Advisors and Banc One Investment Advisors voluntarily waived investment advisory fees as follows:

ADVISORY FEES

(in 000’s)

	Fiscal Year Ended June 30,
	2002		2003		2004
Funds	Net	Waived	Net	Waived	Net	Waived
Arizona Tax Free Bond	$715	$89	$674	$84	$609	$76
Balanced	$2,268	$649	$1,695	$518	$1,741	$501
Cash Reserves Money Market	$40,121	$3,761	$35,792	$3,355	$31,984	$1,739
Core Bond	$10,440	$6,197	$15,852	$9,129	$21,503	$11,397
Core Plus Bond	$5,975	$2,424	$5,744	$2,406	$6,049	$2,250
Diversified Equity	$14,083	$208	$11,888	$128	$13,866	$119
Diversified International	$6,003	$452	$5,529	$467	$7,940	$95
Diversified Mid Cap	$7,551	$111	$6,527	$81	$7,974	$96
Diversified Mid Cap Growth	$13,285	$1,538	$12,438	$1,187	$17,858	$154
Diversified Mid Cap Value	$10,384	$104	$9,868	$114	$12,889	$190
Dividend Income	$4,307	$145	$3,165	$146	$3,414	$95
Equity Index	$3,272	$5,486	$2,526	$4,640	$3,475	$5,060
Government Bond	$3,786	$495	$4,177	$556	$4,009	$711
Government Money Market	$4,934	$0	$7,370	$—	$8,282	$—
Health Sciences	$11	$116	$9	$108	$65	$105
High Yield Bond	$2,818	$527	$4,062	$710	$6,772	$1,162
Institutional Prime Money Market	$15,117	$3,779	$29,345	$1,957	$29,380	$—
Intermediate Bond	$5,466	$3,504	$6,749	$4,420	$7,680	$4,875
Intermediate Tax Free Bond	$2,906	$1,306	$2,868	$1,305	$2,618	$1,309

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	Fiscal Year Ended June 30,
	2002		2003		2004
Funds	Net	Waived	Net	Waived	Net		Waived
International Equity Index	$3,411	$33	$2,928	$49	$3,934		$84
Investor Balanced	$353	$12	$381	$—	$586		$—
Investor Conservative Growth	$132	$4	$175	$—	$293		$—
Investor Growth	$98	$250	$62	$248	$89		$354
Investor Growth & Income	$499	$26	$487	$—	$711		$—
Kentucky Tax Free Bond	$603	$75	$604	$75	$526		$67
Large Cap Growth	$17,117	$2,673	$11,317	$2,676	$15,685		$317
Large Cap Value	$10,244	$51	$8,123	$86	$10,424		$180
Louisiana Tax Free Bond	$591	$300	$600	$304	$557		$280
Market Expansion Index	$41	$138	$95	$258	$457		$372
Multi-Cap Market Neutral (a)	NA	NA	$146	$88	$5,665		$1,689
Michigan Tax Free Bond	$1,229	$162	$1,314	$168	$1,247		$161
Michigan Municipal Money Market	$541	$161	$418	$124	$340		$101
Mortgage-Backed Securities	$1,028	$606	$1,943	$1,232	$2,907		$1,822
Municipal Money Market	$4,939	$1,463	$4,693	$1,391	$3,872		$1,147
Ohio Tax Free Bond	$894	$494	$1,034	$568	$1,035		$558
Ohio Municipal Money Market	$357	$50	$410	$51	$329		$37
Short Duration Bond	$2,667	$2,054	$3,711	$2,860	$4,294		$3,304
Short Term Municipal Bond	$713	$545	$1,485	$1,111	$1,966		$1,454
Small Cap Value	$3,997	$86	$4,816	$78	$6,976		$108
Small Company Growth	$2,928	$41	$3,293	$11	$4,933		$—
Strategic Small Cap Value	NA	NA	NA	NA	NA	(b)	NA	(b)
Tax Free Bond	$2,495	$312	$2,479	$310	$2,228		$278
Tax Free Income Bond	$5,040	$630	$5,118	$640	$4,627		$578
Technology	$46	$346	$16	$243	$97		$257
Treasury & Agency	$454	$449	$523	$534	$443		$446
Treasury Only Money Market	$2,015	$—	$2,417	$—	$2,591		$—
Ultra Short Term Bond	$1,568	$1,843	$4,215	$5,284	$5,420		$6,997
U.S. Government Securities Money Market	$2,768	$161	$3,011	$139	$2,907		$43
U.S. Treasury Securities Money Market	$25,458	$749	$23,043	$678	$18,785		$16
West Virginia Tax Free Bond	$391	$49	$412	$58	$435		$61

(a)	As of June 30, 2002 and June 30, 2003, the Fund had not commenced operations.

(b)	As of June 30, 2004, the Fund had not commenced operations.

(c)	Fees for the period from the commencement of operations to June 30, 2004.

All investment advisory services provided to the Funds by Banc One Investment Advisors are provided pursuant to an amended and restated investment advisory agreement dated August 12, 2004 (the “INVESTMENT ADVISORY AGREEMENT”). The Investment Advisory Agreement (and the Amended and Restated Sub-Investment Advisory Agreement for the Core Plus Bond Fund and the High Yield Bond Fund and the Investment Advisory Agreement for the U.S. Real Estate Fund described below, collectively, the “ADVISORY AND SUB-ADVISORY AGREEMENTS”) will continue in effect as to a particular Fund until November 30, 2005 and thereafter, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “ADDITIONAL INFORMATION—Miscellaneous” in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory and Sub-Advisory Agreements (other than the Investment Advisory Agreement for the Real Estate Fund which was approved by the Trust’s Board of Trustees on September 30, 2004) were approved by the Trust’s Board of Trustees at their quarterly meeting on August 12, 2004. The Advisory and Sub-Advisory Agreements may be terminated as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Advisor or Sub-Advisor as the case may be. The Advisory and Sub-Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

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On August 12, 2004, the Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act), approved an investment advisory agreement dated August 12, 2004 between JPMIM and the International Equity Index Fund (the “International Equity Index Fund Advisory Agreement”), at a meeting called, among other things, for the purpose of voting on the advisory agreement. If the investment advisory agreement is approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the International Equity Index Fund, JPMIM will replace Banc One Investment Advisors as the advisor to the International Equity Index Fund. If so approved, the International Equity Index Fund Advisory Agreement will take effect on February 18, 2005 and will continue in effect until October 31, 2006, and thereafter, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of the International Equity Index Fund (as defined under “ADDITIONAL INFORMATION—Miscellaneous” in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The International Equity Index Fund Advisory Agreement may be terminated at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser or Sub-Adviser as the case may be. The International Equity Index Fund Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

With respect to each class of Shares of the Funds other than the Treasury Only Money Market Fund, the Government Money Market Fund and the U.S. Government Securities Money Market Fund, for the period beginning February 19, 2005 and ending October 31, 2006, Banc One Investment Advisors, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Funds as indicated below. For the Treasury Only Money Market Fund, the Government Money Market Fund and the U.S. Government Securities Money Market Fund, such contractual waivers and reimbursements shall be in effect for the period beginning February 19, 2005 through February 19, 2006. The last column in the table below shows the percentage fee that Banc One Investment Advisors is entitled to under the Investment Advisory Agreement starting February 19, 2005. The fee is based on the annual percentages of the average daily net assets of the Funds.

Funds	Class A	Class B	Class C	Select Class	Ultra Class	Advisory Fee
1. Arizona Tax Free Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
2. Balanced Fund	1.14%	1.89%	1.89%	0.89%	NA	0.55%
3. Core Bond Fund	0.85%	1.50%	1.50%	0.60%	0.48%	0.30%
4. Core Plus Bond Fund	0.92%	1.57%	1.57%	0.67%	0.45%	0.30%
5. Diversified Equity Fund	1.24%	1.99%	1.99%	0.99%	NA	0.40%
6. Diversified International Fund	1.35%	2.10%	2.10%	1.10%	NA	0.80%
7. Diversified Mid Cap Fund	1.24%	1.99%	1.99%	0.99%	0.83%	0.65%
8. Diversified Mid Cap Growth Fund	1.24%	1.99%	1.99%	0.99%	0.89%	0.65%
9. Diversified Mid Cap Value Fund	1.24%	1.99%	1.99%	0.99%	0.84%	0.65%
10. Dividend Income Fund	1.24%	1.99%	1.99%	0.99%	NA	0.40%
11. Equity Index Fund	0.60%	1.35%	1.35%	0.35%	NA	0.25%
12. Government Bond Fund	0.90%	1.55%	1.55%	0.65%	0.50%	0.30%
13. Health Sciences Fund	1.60%	2.35%	2.35%	1.35%	NA	0.85%
14. High Yield Bond Fund	1.15%	1.80%	1.80%	0.90%	0.81%	0.65%
15. Intermediate Bond Fund	0.83%	1.48%	1.48%	0.58%	0.48%	0.30%
16. Intermediate Tax Free Bond Fund	0.85%	1.50%	1.50%	0.60%	NA	0.30%
17. International Equity Index Fund	1.18%	1.93%	1.93%	0.93%	NA	0.55%
18. Investor Balanced Fund	0.50%	1.25%	1.25%	0.25%	NA	0.05%
19. Investor Conservative Growth Fund	0.50%	1.25%	1.25%	0.25%	NA	0.05%
20. Investor Growth Fund	0.50%	1.25%	1.25%	0.25%	NA	0.05%
21. Investor Growth & Income Fund	0.50%	1.25%	1.25%	0.25%	NA	0.05%
22. Kentucky Tax Free Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
23. Large Cap Growth Fund	1.24%	1.99%	1.99%	0.99%	0.80%	0.50%
24. Large Cap Value Fund	1.24%	1.99%	1.99%	0.99%	0.59%	0.40%
25. Louisiana Tax Free Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
26. Market Expansion Index Fund	0.82%	1.57%	1.57%	0.57%	NA	0.25%

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Funds	Class A	Class B	Class C	Select Class	Ultra Class	Advisory Fee
27. Multi-Cap Market Neutral Fund	1.75%	2.50%	2.50%	1.50%	NA	1.25%
28. Michigan Tax Free Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
29. Mortgage-Backed Securities Fund	0.65%	NA	NA	0.40%	0.25%	0.35%
30. Tax Free Income Bond Fund	0.87%	1.52%	1.52%	0.62%	NA	0.30%
31. Ohio Tax Free Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%
32. Short Duration Bond Fund	0.80%	1.30%	1.30%	0.55%	0.44%	0.25%
33. Short Term Tax Free Bond Fund	0.80%	1.30%	1.30%	0.55%	NA	0.25%
34. Small Cap Value Fund	1.25%	2.00%	2.00%	1.00%	0.86%	0.65%
35. Strategic Small Cap Value Fund	1.50%	2.25%	2.25%	1.25%	NA	0.65%
36. Tax Free Bond Fund	0.87%	1.52%	1.52%	0.62%	NA	0.30%
37. Technology Fund	1.55%	2.30%	2.30%	1.30%	NA	1.00%
38. Treasury & Agency Fund	0.70%	1.20%	1.20%	0.45%	NA	0.30%
39. Ultra Short Term Bond Fund	0.70%	1.20%	1.20%	0.45%	0.44%	0.25%
40. West Virginia Tax Free Bond Fund	0.88%	1.53%	1.53%	0.63%	NA	0.30%

Fund	Class A	Class B	Class C	Select Class	Institutional Class	Advisory Fee
Small Company Growth Fund	1.30%	2.05%	2.05%	1.05%	0.85%	0.65%

Funds	Reserve	Class B	Class C	Select	Institutional	Morgan	Capital	Agency	Premier	Advisory Fee
1. U.S. Treasury Securities Money Market Fund	0.77%	1.52%	1.52%	N/A	0.20%	0.59%	N/A	0.26%	0.45%	0.08%
2. Cash Reserves Money Market Fund	0.77%	1.52%	1.52%	N/A	0.20%	0.59%	0.16%	0.26%	0.45%	0.08%
3. Municipal Money Market Fund	0.70%	N/A	N/A	N/A	0.20%	0.59%	N/A	0.26%	0.45%	0.08%
4. Ohio Municipal Money Market Fund	0.70%	N/A	N/A	N/A	N/A	0.59%	N/A	N/A	N/A	0.08%
5. Michigan Municipal Money Market Fund	0.70%	N/A	N/A	N/A	N/A	0.59%	N/A	N/A	N/A	0.08%
6. U.S. Government Securities Money Market Fund	0.77%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.08%

Fund	Capital	Agency	Premier	Reserve	Morgan	Institutional	Advisory Fees
Treasury Only Money Market Fund	0.17%	0.27%	0.42%	N/A	N/A	N/A	0.08%
Government Money Market Fund	0.17%	0.27%	0.42%	0.69%	0.59%	0.20%	0.08%
Institutional Prime Money Market Fund	0.17%	0.27%	0.42%	N/A	N/A	N/A	0.08%

The Advisory and Sub-Advisory Agreements provide that the respective Adviser or Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser or Sub-Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

J.P. Morgan Investment Management Inc.

Subject to the approval of shareholders at a shareholder meeting scheduled to be held on January 20, 2005, J.P. Morgan Investment Management Inc. (“JPMIM”), an affiliate of Banc One Investment Advisors, will replace Banc One Investment Advisors as the adviser to the International Equity Index Fund on or about February 19, 2005.

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JPMIM will continuously review, supervise and administer the investment program of the International Equity Index Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. JPMIM will make the investment decisions for the assets of the International Equity Index Fund, as more fully described in “Index Investing by the Equity Index, Market Expansion Index and International Equity Index Funds,” above.

Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase. Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of J.P. Morgan Chase & Co. JPMIM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment advisor to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

The investment advisory services that JPMIM will provide to the International Equity Index Fund are not exclusive under the terms of the Advisory Agreement. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts that are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the International Equity Index Fund. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the International Equity Index Fund.

The International Equity Index Fund is managed by employees of JPMIM who, in acting for their customers, including the International Equity Index Fund, do not discuss their investment decisions with any personnel of JP Morgan Chase or any personnel of other divisions of JPMIM or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which may execute transactions on behalf of the International Equity Index Fund.

No fees were paid to JPMIM by the International Equity Index Fund during the fiscal years ended June 30, 2002, 2003, and 2004.

The International Equity Index Fund Advisory Agreement provides that JPMIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of JPMIM in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Banc One High Yield Partners, LLC

Banc One High Yield Partners, LLC (“BOHYP”) serves as investment Sub-Adviser to the High Yield Bond Fund pursuant to an amended and restated sub-investment advisory agreement with Banc One Investment Advisors (the “HIGH YIELD INVESTMENT ADVISORY AGREEMENT”). BOHYP was formed in June 1998 to provide investment advisory services related to high yield, high risk assets to various clients, including the High Yield Bond Fund. For its services during the period beginning October 29, 2004 and ending February 18, 2005, BOHYP is entitled to a fee, which is calculated daily and paid monthly by Banc One Investment Advisors, equal to .70% of the High Yield Bond Fund’s average daily net assets. Beginning February 19, 2005, BOHYP will be entitled to a fee, which is calculated daily and paid monthly by Banc One Investment Advisors, equal to .60% of the High Yield Bond Fund’s average daily net assets. For the fiscal years ended June 30, 2002, 2003, and 2004, respectively, Banc One Investment Advisors paid BOHYP $2,858,960 ($486,500 of which was waived), $4,135,679 ($637,000 of which was waived), and $7,425,759.28 ($549,236.55 of which was waived), respectively, in sub-advisory fees with respect to the High Yield Bond Fund.

BOHYP also serves as investment sub-advisor to the Core Plus Bond Fund pursuant to an amended and restated sub-investment advisory agreement with Banc One Investment Advisors (the “CORE PLUS BOND FUND ADVISORY AGREEMENT”). Under the Core Plus Bond Fund Advisory Agreement, BOHYP provides a continuous investment program with respect to those assets of the Core Plus Bond Fund that are designated by Banc One Investment Advisors for investment in high yield assets (the “PORTFOLIO”). For its services, for the period beginning October 29, 2004 and ending

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February 18, 2005, BOHYP is entitled to a fee, which is calculated daily and paid monthly, equal to .60% of the Portfolio’s average daily net assets. Beginning February 19, 2005, BOHYP will be entitled to a fee, which is calculated daily and paid monthly, equal to .30% of the Portfolio’s average daily net assets. BOHYP has agreed to waive a portion of the sub-advisory fee equal to the percentage of the investment advisory fee waived by Banc One Investment Advisors under the Investment Advisory Agreement between the Trust and Banc One Investment Advisors. For the fiscal years ended June 30, 2002, 2003 and 2004, Banc One Investment Advisors paid BOHYP $304,684 ($120,456 of which was waived), $278,987 ($110,297 of which was waived), and $549,983.06 ($155,737.51 of which was waived), respectively, in sub-advisory fees with respect to the Core Plus Bond Fund.

BOHYP is controlled by Banc One Investment Advisors and Pacholder Associates, Inc., an investment advisory firm which specializes in high yield, high risk, fixed income securities. Banc One Investment Advisors and Pacholder are presently negotiating the terms pursuant to which it is contemplated that Pacholder will sell its entire interest in BOHYP to BOIA (the “Transaction”). At a shareholder meeting scheduled to be held on January 20, 2005, shareholders of the High Yield Bond Fund and the Core Plus Bond Fund will be asked to approve the continuation of the High Yield Investment Advisory Agreement and the Core Plus Bond Investment Advisory Agreement in the event that Banc One Investment Advisors acquires the interest of Pacholder Associates, Inc. in Banc One High Yield Partners, LLC and a change of control results.

Security Capital Research & Management, Inc.

Security Capital Research & Management, Inc. serves as Investment Adviser to the U.S. Real Estate Fund pursuant to an agreement with the Trust, on behalf of the U.S. Real Estate Fund (the “REAL ESTATE INVESTMENT ADVISORY AGREEMENT”). SC-R&M was formed in January 1995 to provide investment advisory services related to real estate assets to various clients, including the U.S. Real Estate Fund. SC-R&M is a direct, wholly-owned subsidiary of Banc One Investment Advisors. No fees were paid to SC-R&M with respect to the U.S. Real Estate Fund during the fiscal years ended June 30, 2002, 2003, and 2004 since the Fund has not yet commenced operations.

SC-R&M will make the investment decisions for the assets of the U.S. Real Estate Fund. In addition, SC-R&M will review, supervise and administer the Fund’s investment program, subject to the supervision of, and policies established by, the Trustees.

With respect to each class of Shares of the Fund, SC-R&M, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses as shown in the table below. The last column in the table below shows the percentage fee that SC-R&M is entitled to under the Investment Advisory Agreement. The fee is based on the annual percentage of the average daily net assets of the Fund.

	Class A	Class B	Class C	Select Class	Advisory Fee
U.S. Real Estate Fund
For the period February 19, 2005-October 31, 2006	1.18%	1.68%	1.68%	.93%	.60%

Investment Personnel Holdings

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager and team leader who serves on a team that manages a Fund, as of December 31, 2004. For Funds that do not have a portfolio manager, this table shows the dollar range of Fund shares beneficially owned by other personnel who are involved in the management of the Fund. This table includes shares beneficially owned by such investment personnel through Banc One Investment Advisors’ deferred compensation plan and the Bank One Corporation 401(k) plan.

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	over $100,000
Arizona Tax Free Bond Fund	David Sivinski	X
Balanced Fund	Anne Lester	X
	Scott Grimshaw	X
Cash Reserves Money Market Fund	John Tobin Doris Grillo Chris Tufts	X

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Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	over $100,000
Core Bond Fund	Douglas Swanson					X
	Gary Madich			X
Core Plus Bond Fund	Ricardo Cippichio William Morgan Gary Madich Duane Huff	X X X X	X
	Mark Jackson			X
	William Morgan	X
	Douglas Swanson				X
Diversified Equity Fund	Susan Bao	X
	Helge Skibeli	X
Diversified International Fund	Nigel F. Emmett	X
Diversified Mid Cap Fund	Silvio Tarca	X
Diversified Mid Cap Growth Fund	Christopher Mark Vyvyan Jones
	Timothy Parton	X
Diversified Mid Cap Value Fund	Jonanthan Kendrew Llewelyn Simon	X
	Lawrence E. Playford	X
Dividend Income Fund	Jonathan Kendrew Llewelyn Simon	X
	Clare Hart	X
Equity Index Fund	Bala Iyer		X
Government Bond Fund	Michael Sais			X
	Douglas Swanson	X
	Gary Madich	X
*Government Money Market Fund	Christopher Mercy	NA	NA	NA	NA	NA
	Nikol Miller	NA	NA	NA	NA	NA
Health Sciences Fund	Scott Braunstein	X
High Yield Bond Fund	William Morgan					X
	Douglas Swanson					X
	Gary Madich	X
	James P. Shanahan, Jr.	X
*Institutional Prime Money Market Fund	John Tobin[1]	NA	NA	NA	NA	NA
	Doris Grillo[1] Chris Tufts[1]	NA	NA	NA	NA	NA
Intermediate Bond Fund	Douglas Swanson					X
	Gary Madich					X
Intermediate Tax Free Bond Fund	Kimberly Bingle	X
	Daniel Davies	X
	Gary Madich	X
International Equity Index Fund	Bala Iyer	X
Investor Balanced Fund	Bala Iyer	X
Investor Conservative Growth Fund	Bala Iyer	X
Investor Growth Fund	Bala Iyer	X
Investor Growth & Income Fund	Bala Iyer	X
Kentucky Tax Free Bond Fund	David Sivinski	X
	Daniel Davies	X
	Gary Madich	X
Large Cap Growth Fund	Marc Baylin	X
	Giri Devulapally	X
Large Cap Value Fund	Bradford L. Frishberg	X

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Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	over $100,000
Louisiana Tax Free Bond Fund	David Sivinski	X
	Daniel Davies	X
	Gary Madich	X
Market Expansion Index Fund	Bala Iyer					X
X
Multi-Cap Market Neutral Fund	Bala Iyer			X
X
Michigan Tax Free Bond Fund	David Sivinski	X
	Daniel Davies	X
	Gary Madich	X
Michigan Municipal Money Market Fund	Nicholas Kabieki Thomas Cary	X
	Curtis White	X
Mortgage-Backed Securities Fund	Douglas Swanson				X
	Gary Madich	X
Municipal Money Market Fund	Nicholas Kabieki Thomas Cary	X
	Curtis White	X
Ohio Tax Free Bond Fund	David Sivinski					X
	Daniel Davies	X
	Gary Madich	X
Ohio Municipal Money Market Fund	Nicholas Kabieki Thomas Cary	X
	Curtis White	X
Short Duration Bond Fund	Ricardo Cippichio	X
	Douglas Swanson			X
	Gary Madich					X
Short Term Tax Free Bond Fund	Patrick Morrissey	X
	Gary Madich	X
Small Cap Value Fund	Dennis Ruhl[1] Christopher Blum[1]
Small Company Growth Fund	Eytan Shapiro	X
**Strategic Small Cap Value Fund	Dennis Ruhl[1] Christopher Blum[1]	NA	NA	NA	NA	NA
Tax Free Bond Fund	Kimberly Bingle
	Daniel Davies	X
	Gary Madich	X
Tax Free Income Bond Fund	Patrick Morrissey	X
	Daniel Davies	X
	Gary Madich	X
Technology Fund	T. Gary Liberman
Treasury & Agency Fund	Scott Grimshaw	X
	Gary Madich	X
	Douglas Swanson	X
*Treasury Only Money Market Fund	Christopher Mercy	NA	NA	NA	NA	NA
Nikol Miller
Ultra Short Term Bond Fund	Michael Sais					X
	Douglas Swanson				X
	Gary Madich					X

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Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	over $100,000
US Government Securities Money Market Fund	Christopher Mercy	X
	Nikol Miller	X
US Treasury Securities Money Market Fund	Christopher Mercy	X
	Nikol Miller	X
West Virginia Tax Free Bond Fund	David Sivinski	X
	Daniel Davies	X
	Gary Madich	X

*	Due to the eligibility requirements for purchasing shares of these Funds, investment personnel typically do not own shares of these Funds.

**	As of the date of this Statement of Additional Information, the Fund has not commenced operations.

[1]	As of December 31, 2004, these individuals were not portfolios managers and/or did not serve on the teams that were responsible for management of the Funds.

Code of Ethics

The Trust, Banc One Investment Advisors, JPMIM, BOHYP, SC-R&M and JPMorgan Distribution Services, Inc. (“JPMDS”) have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

The Trust’s code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust’s code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omitting to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by Banc One Investment Advisors, JPMIM, BOHYP and SC-R&M (each an “investment adviser”) requires that all employees must: (i) place the interest of the accounts which are managed by the investment adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of each investment adviser are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. The investment advisers’ code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities).

JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

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Portfolio Transactions

Pursuant to the Advisory and Sub-Advisory Agreements, the Managers determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Income Funds, the Funds of Funds and (to a varying degree) the Balanced Fund usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Managers generally seeks competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions, including their frequency, to various broker-dealers is determined by the Managers, with respect to the Funds each serves, based on their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Managers are authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Funds and/or other accounts over which the Managers or their affiliates exercise investment discretion. The Managers may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that a Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction and the overall responsibilities of the Managers to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Managers in connection with their services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by a Manager, as the case may be, and does not reduce the advisory fees payable to a Manager by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

In an effort to minimize the potential conflicts of interest that arise with the types of “soft-dollar” transactions described above:

•	Banc One Investment Advisors will not enter into any new soft-dollar arrangements whereby a broker is paying for services; and

•	All soft-dollar arrangements that were in existence as of December 31, 2003 whereby a broker is paying for services will terminate as they are fulfilled and will not be renewed by Banc One Investment Advisors.

Because Banc One Investment Advisors may have soft-dollar commitments that were entered into prior to December 31, 2003, it is expected that there may be annual invoices for bills that are paid by soft-dollar brokers for services that are not to be delivered until 2004. In addition, Banc One Investment Advisors may have unused soft dollar credits in connection with brokerage commissions for periods prior to December 31, 2003. Such soft dollar credits will be used to pay for services from the broker until the soft dollar credit balance is zero. Finally, Banc One Investment Advisors entered into soft-dollar arrangements for services that were provided by brokers prior to December 31, 2003, but for which Banc One Investment Advisors have not yet fulfilled their soft-dollar commitments under those arrangements.

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While Banc One Investment Advisors is in the process of terminating soft dollar arrangements for research services (such as Bloomberg or Factset). Banc One Investment Advisors will continue to have some soft-dollar arrangements for broker research, including research provided by third party brokers. Total elimination of soft dollar arrangements is presently impeded by the fact that many brokers do not assign a hard dollar value to the research they or another broker provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. This being the case, Banc One Investment Advisors will continue to have some soft dollar arrangements in place. Such arrangements will be limited to research and will be consistent with best execution. During the last fiscal year, Banc One Investment Advisors paid $175,137 to brokers for third party research.

In the last fiscal year, Banc One Investment Advisors paid brokerage commissions to brokers who provided broker research including research provided by third party brokers to Banc One Investment Advisors. For the fiscal year ended June 30, 2004, total compensation paid to such brokers by the Funds amounted to $39,604,741.

The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with its investment advisors or their affiliates except as may be permitted under the 1940 Act, and will not give preference to correspondents of JPMorgan Chase subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

During the last fiscal year, Banc One Investment Advisors utilized JPMorgan Securities, Inc. (“JPMSI”) to execute portfolio transactions for the Funds. At the time, JPMSI was not an affiliate of Banc One Investment Advisors.

The SEC has granted two exemptive orders permitting the Funds to engage in certain principal transactions with JPMSI, now an affiliated broker. The first order permits each Fund to deal with JPMSI as principal in the purchase and sale of taxable money market instruments (including commercial paper, bankers acceptances and medium term notes) and repurchase agreements. The second order permits each Money Market Fund to deal with JPMSI as principal in the purchase and sale of tax exempt money market instruments (including tax exempt commercial bonds). The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

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In the fiscal years ended June 30, 2002, 2003 and 2004, each of the Funds of the Trust that paid brokerage commissions and the amounts paid for each year were as follows:

BROKERAGE COMMISSIONS

	Fiscal Year Ended June 30,
Fund	2002		2003		2004
Balanced	$126,911		$239,100		$174,591
Diversified Equity	$946,260		$1,860,336		$1,394,513
Diversified International	$13,119,923	*	$4,636,806	*	$2,379,066
Diversified Mid Cap	$1,069,766		$1,951,734		$2,832,614
Diversified Mid Cap Growth	$2,666,090		$4,539,154		$3,573,412
Diversified Mid Cap Value	$3,902,701		$6,064,487		$1,599,133
Dividend Income	$329,209		$344,444		$229,607
Equity Index	$90,876		$100,531		$39,254
Government Bond	NA		NA		NA
Health Sciences	$21,671		$32,922		$18,874
High Yield Bond	$3,028		NA		$15,526
Intermediate Tax Free Bond	$1,050		NA		NA
International Equity Index	$260,676		$390,932		$382,682
Large Cap Growth	$4,363,383		$4,605,187		$2,566,535
Large Cap Value	$4,775,920		$3,654,951		$1,427,641
Market Expansion Index	$76,939		$194,166		$386,157
Multi-Cap Market Neutral	NA		$576,340		$16,037,517
Tax Free Income Bond	$15,737		NA		NA
Short Term Tax Free Bond	$15,000		NA		$15,000
Small Company Growth	$1,055,585		$2,254,737		$1,085,389
Small Cap Value	$1,456,912		$1,852,753		$1,486,399
Technology	$38,223		$55,938		$27,516
Ultra Short Term Bond	NA		NA		NA

*	The Diversified International Fund paid higher brokerage commissions in part due to higher portfolio turnover rates.

As of June 30, 2004, certain Funds owned securities of their regular broker dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Value of Securities Owned
		(000’s)
Cash Reserves Money Market	Goldman Sachs Group, Inc.	$100,000
	Morgan Stanley & Co.	45,000
US Treasury Securities Money Market	CS First Boston	400,000
Dividend Income	Merrill Lynch & Co., Inc.	5,398
	Morgan Stanley & Co.	5,805
	Citigroup	16,274
Core Plus Bond	Bear Stearns	5,341
	Goldman Sachs Group, Inc.	4,555
	Lehman Brothers	5,956
	Morgan Stanley & Co.	6,611
	Merrill Lynch & Co., Inc.	4,816
	Countrywide	4,398
	CS First Boston	5,030
	Citigroup	5,241
Diversified Mid Cap Growth	Lehman Brothers	10,333
	Legg Mason, Inc.	38,741

90

Fund	Name of Broker-Dealer	Value of Securities Owned
		(000’s)
Short Duration Bond	Merrill Lynch & Co., Inc.	$5,868
	CS First Boston	7,908
	Bear Stearns	8,758
	Goldman Sachs Group, Inc.	6,609
	Lehman Brothers	13,867
	Morgan Stanley & Co.	9,420
	Countrywide	6,260
Equity Index	Bear Stearns	2,402
	Citigroup	65,306
	Countrywide	5,330
	Goldman Sachs Group, Inc.	12,340
	JP Morgan	21,925
	Lehman Brothers	5,659
	Merrill Lynch & Co., Inc.	14,087
	Morgan Stanley & Co.	15,752
Large Cap Value	State Street Bank & Trust Co.	28,841
	Goldman Sachs Group, Inc.	15,852
	Morgan Stanley & Co.	21,521
	Prudential Securities	22,574
Government Money Market	CS First Boston	100,000
Balanced	Citigroup	6,283
	Morgan Stanley & Co.	2,377
Ultra Short Term Bond	CS First Boston	32,146
	Merrill Lynch & Co., Inc.	174
	JP Morgan	2,953
	Morgan Stanley & Co.	34,669
	Bear Stearns	29,632
	Countrywide	162,331
	Lehman Brothers	14,584
	Goldman Sachs Group, Inc.	8,521
Intermediate Bond	CS First Boston	11,539
	Merrill Lynch & Co., Inc.	5,620
	JP Morgan	2,833
	Morgan Stanley & Co.	14,137
	Countrywide	26,194
	Lehman Brothers	2,286
	Goldman Sachs Group, Inc.	12,938
	State Street Bank & Trust Co.	34,056
	Citigroup	6,972
Large Cap Growth	Morgan Stanley & Co.	12,005
Small Company Growth	State Street Bank & Trust Co.	21,032
Diversified Equity	Morgan Stanley & Co.	23,238
	Citigroup	61,429
Institutional Prime Money Market	Goldman Sachs Group, Inc.	250,000
	Morgan Stanley & Co.	396,946
Core Bond	Merrill Lynch & Co., Inc.	10,531
	Morgan Stanley & Co.	25,081
	Citigroup	26,959
	CS First Boston	20,257
	Countrywide	84,313
	Goldman Sachs Group, Inc.	24,550
	Bear Stearns	10,605
	Lehman Brothers	4,969
	State Street Bank & Trust Co.	3,963

91

Fund	Name of Broker-Dealer	Value of Securities Owned
		(000’s)
Mortgage-Backed Securities	Merrill Lynch & Co., Inc.	$1,914
	Citigroup	8,058
	Morgan Stanley & Co.	158
	Countrywide	20,209
	State Street Bank & Trust Co.	127,274
Multi-Cap Market Neutral	Bear Stearns	3,176
	Citigroup	3,128
	Countrywide	2,933
	Goldman Sachs Group, Inc.	3,734
	Merrill Lynch & Co., Inc.	2,762

Investment decisions for each Fund of the Trust are made independently from those for the other Funds or any other investment company or account managed by the Manager. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Manager or the Sub-Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Manager may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory and Sub-Advisory Agreements, in making investment recommendations for the Trust, the Manager will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Manager or their parents or subsidiaries or affiliates and, in dealing with its commercial customers, the Manager and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Administrator, Predecessor Administrators and Sub-Administrators

JPMorgan Funds Management, Inc. (formerly known as One Group Administrative Services, Inc.), 1111 Polaris Parkway, Columbus, Ohio 43240, serves as administrator for the Trust (“JPMFM” or the “ADMINISTRATOR”). JPMFM is an affiliate of Banc One Investment Advisors, and an indirect wholly-owned subsidiary of JPMorgan Chase.

The Administrator assists in supervising all operations of each Fund it serves (other than those performed under the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement for that Fund). Under the Administration Agreement, the Administrator has agreed to maintain the necessary office space for the Funds, to price the Fund securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund’s financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns, and generally assists in all aspects of the Trust’s operations other than those performed under the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement. Under the Administration Agreement, the Administrator may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

Unless sooner terminated, the Administration Agreement between the Trust and the Administrator will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Trust’s Board of Trustees or by the Administrator. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

The Administrator is entitled to a fee for its services, which is calculated daily and paid monthly, at the annual rates specified below for the Funds as follows:

92

Through February 18, 2005, the Administrator is entitled to the following compensation, for its services, which is calculated daily and paid monthly for each of the Funds other than the Institutional Prime Money Market Fund, the Government Money Market Fund, the Treasury Only Money Market Fund and the Funds of Funds: Compensation for each of the Funds other than Institutional Prime Money Market Fund, the Government Money Market Fund, the Treasury Only Money Market Fund and the Funds of Funds shall be at annual rates of the Fund’s average daily net assets as follows: twenty one-hundredths of one percent (.20%) of amounts included in that portion of the aggregate daily net assets of all Funds other than the Institutional Prime Money Market Fund, the Government Money Market Fund, the Treasury Only Money Market Fund and the Funds of Funds subject to the Administration Agreement equal to or less than $1,500,000,000; eighteen one-hundredths of one percent (.18%) of amounts included in the portion of the aggregate daily net assets of all Funds other than the Institutional Money Market Funds and the Funds of Funds subject to the Administration Agreement between $1,500,000,000 and $2,000,000,000; and sixteen one-hundredths of one percent (.16%) of amounts included in that portion of the aggregate daily net assets of all Funds other than the Institutional Prime Money Market Fund, the Government Money Market Fund, the Treasury Only Money Market Fund and the Funds of Funds subject to the Administration Agreement in excess of $2,000,000,000. The fees pertaining to each Fund other than the Institutional Prime Money Market Fund, the Government Money Market Fund, the Treasury Only Money Market Fund or a Fund of Funds shall be computed daily in amounts strictly proportionate to the amount of the Fund’s average daily net assets as a percentage of the aggregate daily net assets of all Funds other than the Institutional Prime Money Market Fund, the Government Money Market Fund, the Treasury Only Money Market Fund and the Funds of Funds subject to this Agreement, and shall be paid periodically.

Through February 18, 2005, compensation for each of the Institutional Prime Money Market Fund, the Government Money Market Fund, the Treasury Only Money Market Fund was at the following annual rates: five one-hundredths of one percent (.05%) of the Fund’s average daily net assets. The fees pertaining to each of the Institutional Prime Money Market Fund, the Government Money Market Fund, the Treasury Only Money Market Fund were computed daily and paid periodically.

Through February 18, 2005, compensation for each of the Fund of Funds shall be at annual rates as follows: ten one-hundredths of one percent (.10%) of the Fund’s average daily net assets on the first $500,000,000 in Fund assets; seven and one-half one-hundredths of one percent (.075%) of the Fund’s average daily net assets between $500,000,000 and $1,000,000,000 and five one-hundredths of one percent (.05%) of the Fund’s average daily net assets in excess of $1,000,000,000.

Effective February 19, 2005, compensation for each of the Funds of Funds shall be at annual rates as follows: 0.10% of the Fund’s average daily net assets on the first $500,000,000 in Fund assets; 0.075% of the Fund’s average daily net assets between $500,000,000 and $1,000,000,000 and 0.05% of the Fund’s average daily net assets in excess of $1,000,000,000. Compensation for each of the Money Market Funds shall be at annual rates as follows: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion. Compensation for each of the Funds other than the Investor Funds and the Money Market Funds shall be at annual rates as follows: 0.15% of the first $25 billion of average daily net assets of all equity and fixed income funds in the JPMorgan Funds Complex and 0.075% of average daily net assets of all equity and fixed income funds over $25 billion.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

93

The Trust paid fees for administrative services to JPMorgan Funds Management, Inc. as Administrator for the fiscal years ended June 30, 2004, 2003, and 2002 as follows:

	Fiscal Year Ended June 30,
	2002		2003		2004
Fund	Waived	Net	Waived	Net	Waived	Net
Arizona Tax Free Bond	$—	$288,070.67	$—	$271,839	$—	$245,655
Balanced	5,321.71	723,804.54	5,384	544,097	$4,841	$551,365
Core Bond	142,596.79	4,472,661.38	180,144	6,537,655	$195,286	$8,648,852
Core Plus Bond	22,284.78	2,257,881.59	49,009	2,142,771	$87,620	$2,143,448
Diversified Equity	105,072.55	3,156,322.67	64,394	2,567,181	$59,553	$3,024,824
Diversified International	38,710.70	1,301,356.39	39,228	1,170,040	$47,463	$1,572,464
Diversified Mid Cap	56,182.65	1,670,215.70	40,927	1,400,034	$47,910	$1,711,151
Diversified Mid Cap Growth	72,581.80	3,285,883.06	79,861	2,924,711	$77,072	$3,995,533
Diversified Mid Cap Value	52,292.46	2,287,896.23	57,570	2,119,289	$95,223	$2,780,098
Dividend Income	9,833.97	970,395.20	7,874	713,959	$4,127	$760,665
Equity Index	1,820,448.39	4,708,711.40	1,409,769	2,444,082	$480,599	$4,108,294
Government Bond	12,120.33	1,534,367.49	18,886	1,678,266	$13,878	$1,677,853
Government Money Market	—	3,084,017.44	—	4,606,108	$—	$5,175,914
Health Sciences	1,104.32	24,103.30	928	21,359	$493	$31,710
High Yield Bond	20,462.33	719,501.43	37,300	989,314	$55,280	$1,651,032
Institutional Prime Money Market	—	9,448,136.50	—	15,651,299	$—	$14,690,091
Intermediate Bond	32,938.17	2,411,532.68	69,691	2,933,786	$106,394	$3,268,575
Intermediate Tax Free Bond	—	1,132,333.86	—	1,122,112	$—	$1,055,763
International Equity Index	16,750.44	1,009,978.21	24,944	848,662	$41,887	$1,136,394
Investor Balanced	—	672,912.55	—	697,228	$—	$958,431
Investor Conservative Growth	—	271,795.91	—	349,738	$—	$564,010
Investor Growth	298,882.09	646,628.42	356,965	233,159	$283,077	$506,086
Investor Growth & Income	19,557.16	898,474.15	—	852,267	$—	$1,085,990
Kentucky Tax Free Bond	3.90	243,133.98	4	243,460	$899	$211,547
Large Cap Growth	92,732.50	4,514,033.77	66,380	3,022,757	$120,770	$3,452,917
Large Cap Value	25,861.61	2,244,845.40	43,194	1,746,623	$90,339	$2,222,042
Louisiana Tax Free Bond	1,822.07	239,665.05	1,428	241,536	$550	$224,467
Market Expansion Index	28,783.00	82,489.49	4,740	158,893	$9,128	$372,513
Michigan Tax Free Bond	4,174.13	498,547.38	1,903	529,458	$281	$504,401
Michigan Municipal Money Market	—	323,645.34	—	249,848	$—	$203,059
Mortgage-Backed Securities	212,630.38	752,932.31	153,923	1,309,675	$75,492	$2,103,671
Multi-Cap Market Neutral (b)	NA	NA	—	30,251	$—	$948,832
Municipal Money Market	—	2,950,365.17	—	2,804,518	$—	$2,313,320
Ohio Tax Free Bond	4,578.72	373,230.15	4,545	426,394	$187	$428,075
Ohio Municipal Money Market	—	218,901.53	—	247,606	$—	$196,636
Cash Reserves Money Market	—	20,223,388.55	—	18,047,063	$—	$15,541,489
U.S. Real Estate (a)	NA	NA	NA	NA	NA	NA
Short Duration Bond	4,882.91	1,269,235.11	7,771	1,759,331	$7,074	$2,042,538
Short-Term Tax Free Bond	—	338,194.42	—	698,150	$—	$919,550
Small Company Growth	13,245.93	647,270.70	5,345	715,010	$—	$1,075,186
Small Cap Value	$25,457.66	$890,012.92	$33,389	$1,033,787	$54,313	$1,489,730
Strategic Small Cap Value (a)	NA	NA	NA	NA	NA	NA
Tax Free Bond	—	1,006,175.67	—	999,884	$—	$898,300
Tax Free Income Bond	—	2,032,527.93	—	2,064,424	$—	$1,865,519
Technology	2,647.09	63,207.88	3,050	39,651	$1,816	$55,269
Treasury & Agency	6,930.13	364,316.73	3,290	423,213	$1,198	$357,133
Treasury Only Money Market	—	1,259,482.20	—	1,510,684	$—	$1,619,642
Ultra Short Term Bond	451,713.86	1,000,388.10	229,315	2,557,249	$112,076	$3,529,392
U.S. Government Securities Money Market	—	1,349,670.94	—	1,452,322	$—	$1,359,561
U.S. Treasury Securities Money Market	—	12,077,860.51	—	10,935,204	$—	$8,664,500
West Virginia Tax Free Bond	142.33	157,675.59	628	165,084	$3,443	$174,551

(a)	As of June 30, 2004, the Fund had not commenced operations.

(b)	Fees for the period from the commencement of operations to June 30, 2003.

94

Distributor and Predecessor Distributor

Effective April 1, 2002, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.), 1111 Polaris Parkway, Columbus, Ohio (“JPMDS” or the “DISTRIBUTOR”), began serving as distributor to each Fund of the Trust pursuant to a Distribution Agreement dated as of April 1, 2002. JPMDS is an affiliate of Banc One Investment Advisors and a direct, wholly-owned subsidiary of JPMorgan Chase.

JPMDS is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers. The Board has approved a new distribution agreement with the Distributor which will become effective February 19, 2005. Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of such Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days prior written notice, by the Trust’s Board of Trustees, by vote of majority of the outstanding voting securities of the Trust or by the Distributor. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act.

The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of the BISYS Group, served as sole Distributor to each Fund of the Trust pursuant to its Distribution Agreement with the Trust from November 1, 1995 until March 31, 2002.

Predecessor Distribution and Shareholder Services Plans

The Predecessor Distribution and Shareholder Services Plan with respect to Class A and Service Class shares was amended and restated on August 14, 2003. The Predecessor Distribution and Shareholder Services Plan with respect to Class B shares and Class C shares was amended and restated on August 14, 2003. Both Predecessor Distribution and Shareholder Services Plans were approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interests in the Predecessor Distributions and Shareholder Services Plans.

For the fiscal year ended June 30, 2004, the distribution fees paid by the Class A, Class B and Class C Shares of the Trust to JPMDS pursuant to the Distribution and Shareholder Services Plans were as follows:

Funds	Class A	Class B(1)	Class C
	(000’s)	(000’s)	(000’s)
Arizona Tax Free Bond	28,874	15,558	—
Balanced	277,715	1,863,637	55,883
Core Bond	973,745	1,049,943	913,592
Core Plus Bond	168,231	123,249	34,150
Cash Reserves Money Market	12,838,719	252,547	40,322
Diversified Equity	411,314	288,315	137,498
Diversified International	69,081	72,560	11,073
Diversified Mid Cap	313,157	175,698	69,433
Diversified Mid Cap Growth	1,246,854	2,426,738	680,088
Diversified Mid Cap Value	515,339	653,289	219,197
Dividend Income	207,569	772,163	41,072
Equity Index	1,175,356	3,610,222	1,201,644
Government Bond	302,293	1,143,403	559,720
Government Money Market	—	—	—
Health Sciences	24,245	89,870	9,606
High Yield Bond	210,639	349,980	340,124
Institutional Prime Money Market	—	—	—
Intermediate Bond	717,957	1,443,088	1,413,390
Intermediate Tax Free Bond	176,157	140,837	—
International Equity Index	84,810	108,463	98,089

95

Funds	Class A	Class B(1)	Class C
	(000’s)	(000’s)	(000’s)
Investor Balanced	1,176,963	5,772,752	695,667
Investor Conservative Growth	496,018	2,799,965	451,294
Investor Growth	703,639	5,127,749	577,940
Investor Growth & Income	1,234,415	6,592,417	711,469
Kentucky Tax Free Bond	36,105	117,380	—
Large Cap Growth	654,492	3,251,649	214,727
Large Cap Value	138,538	248,796	51,407
Louisiana Tax Free Bond	177,471	136,939	—
Market Expansion Index	68,644	180,494	151,004
Michigan Tax Free Bond	216,800	332,979	—
Michigan Municipal Money Market	154,054	—	—
Mortgage-Backed Securities	21,151	—	—
Multi-Cap Market Neutral	143,850	209,289	1,061,096
Municipal Money Market	1,046,647	—	—
Ohio Tax Free Bond	201,932	592,981	—
Ohio Municipal Money Market	168,861	—	—
U.S. Real Estate (a)	NA	NA	NA
Short Duration Bond	308,469	372,688	939,862
Short Term Tax Free Bond	292,761	168,350	607,106
Small Company Growth	177,795	277,211	94,428
Small Cap Value	327,302	366,502	451,610
Strategic Small Cap Value (a)	NA	NA	NA
Tax Free Bond	156,824	138,778	—
Tax Free Income Bond	387,750	963,161	461,800
Technology	51,343	93,130	12,998
Treasury & Agency	264,068	488,279	—
Treasury Only Money Market	—	—	—
Ultra Short Term Bond	1,738,062	—	—
U.S. Government Securities Money Market	5,333,143	8,414	3,282
U.S. Treasury Securities Money Market	894,745	707,447	5,015,202
West Virginia Tax Free Bond	23,447	107,727	—

(a)	As of June 30, 2004, the Fund had not commenced operations.

(1)	Includes compensation paid from JPMDS to SG Constellation LLC in connection with financing commissions on Class B Shares.

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended June 30, 2004.

Funds	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases(1)	Brokerage Commissions	Other Compensation(1)
1. Arizona Tax Free Bond	$20,443.25	$16,394.37	$—	$44,431.52
2. Large Cap Growth	$33,892.58	$506,333.42	$3,658.82	$4,120,867.79
3. Diversified Mid Cap Value	$44,850.28	$129,317.28	$1,121.89	$1,387,824.66
4. Diversified Mid Cap Growth	$54,048.06	$408,578.08	$2,062.57	$4,353,679.78
5. Core Plus Bond	$16,434.78	$40,485.34	$1,026.26	$325,628.53
6. Short Duration Bond	$34,103.87	$217,117.85	$120.62	$1,621,020.32
7. Intermediate Tax Free Bond	$22,579.48	$83,131.01	$41.03	$316,994.00
8. Cash Reserves Money Market	$—	$508,547.05	$704.00	$13,131,588.45
9. U.S. Treasury Securities Money Market	$—	$13,265.41	$—	$5,344,839.50
10. Municipal Money Market	$—	$—	$—	$837,001.99
11. Dividend Income	$39,628.50	$90,896.30	$1,002.68	$1,020,803.93

96

Funds	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases(1)	Brokerage Commissions	Other Compensation(1)
12. Equity Index	$77,491.68	$496,516.88	$3,189.46	$5,987,222.15
13. Large Cap Value	$24,514.62	$54,225.68	$(40.43)	$438,741.17
14. Ohio Tax Free Bond	$42,441.16	$221,669.73	$—	$794,913.62
15. International Equity Index	$11,697.81	$20,640.41	$74.19	$291,362.27
16. Balanced	$60,605.55	$338,284.81	$334.24	$2,197,235.57
17. Ohio Municipal Money Market	$—	$50.00	$—	$168,860.64
18. Tax Free Income Bond	$52,722.62	$353,657.84	$405.00	$2,022,356.74
19. Kentucky Tax Free Bond	$3,574.66	$46,529.73	$—	$153,484.71
20. West Virginia Tax Free bond	$3,088.51	$29,213.48	$—	$131,174.71
21. Government Bond	$44,709.13	$596,341.98	$201.60	$2,005,416.31
22. Ultra Short Term Bond	$60,104.39	$485,063.42	$113.28	$6,617,393.79
23. Intermediate Bond	$79,581.41	$655,957.60	$978.67	$3,574,433.90
24. Louisiana Tax Free Bond	$31,058.89	$86,162.52	$—	$314,410.40
25. Diversified Equity	$15,741.04	$38,757.38	$324.11	$837,127.25
26. Small Company Growth	$24,453.49	$52,774.53	$780.14	$549,433.38
27. Investor Growth	$461,105.83	$1,253,695.25	$8,150.19	$6,409,327.56
28. Investor Growth and Income	$1,015,947.15	$1,678,668.82	$3,724.80	$8,538,300.86
29. Investor Balanced	$987,878.29	$1,319,256.52	$3,933.70	$7,645,381.41
30. Investor Conservative Growth	$591,869.70	$779,888.23	$420.19	$3,747,277.07
31. Treasury & Agency	$35,531.65	$146,610.40	$—	$752,346.90
32. High Yield Bond	$50,781.92	$243,295.06	$76.95	$900,742.91
33. Diversified Mid Cap	$10,787.87	$33,297.47	$552.91	$558,288.68
34. Market Expansion Index	$39,713.74	$45,263.83	$191.02	$400,141.01
35. Small Cap Value	$41,893.94	$109,283.99	$409.53	$1,145,414.23
36. Diversified International	$6,410.14	$13,868.55	$41.38	$152,713.69
37. Core Bond	$61,924.31	$529,473.55	$1,063.87	$2,937,279.78
38. Tax Free Bond	$36,320.65	$82,612.84	$498.30	$295,601.25
39. Short Term Tax Free Bond	$36,972.51	$140,766.78	$0.05	$1,158,307.29
40. Michigan Tax Free Bond	$41,783.32	$154,801.32	$(24.30)	$549,779.20
41. Michigan Municipal Money Market	$—	$—	$—	$154,054.47
42. Technology	$9,499.70	$37,042.60	$196.72	$157,470.76
43. Health Sciences	$16,647.83	$24,803.67	$47.50	$123,721.10
44. Government Money Market	$—	$—	$—	$—
45. Institutional Prime Money Market	$—	$—	$—	$—
46. Mortgage-Backed Securities	$11,890.14	$4,090.67	$—	$21,150.75
47. Treasury Only Money Market	$—	$—	$—	$—
48. U.S. Government Securities Money Market	$—	$—	$—	$1,738,062.30
49. Multi-Cap Market Neutral	$103,736.64	$101,173.33	$—	$1,414,234.13

	$4,358,461.09	$12,187,804.98	$35,380.94	$97,387,842.43

(1)	Includes compensation paid from JPMDS to SG Constellation LLC in connection with financing commissions on Class B Shares.

(a)	As of June 30, 2004, the Fund had not commenced operations.

The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended June 30, 2004 was $4,358,461.09. The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended June 30, 2003 was $2,219,949.02 and for the period beginning April 1, 2002 through June 30, 2002 was $504,022.56. The aggregate amount of underwriting commissions retained by The One Group Services Company for the fiscal years ended June 30, 2001 and the period from July 1, 2001 through March 31, 2002, respectively was $1,890,492.19 and $1,428,893.79, respectively.

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In accordance with Rule 12b-1 under the 1940 Act, the Predecessor Distribution and Shareholder Services Plans could be terminated with respect to the Class A Shares, Class B Shares or Class C Shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A Shares, Class B Shares or Class C Shares, respectively, of that Fund. The Predecessor Distribution and Shareholder Services Plans may be amended by vote of the Trust’s Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution and Shareholder Services Plans that would materially increase the distribution fee with respect to the Class A Shares, Class B Shares or Class C Shares of a Fund requires the approval of that Fund’s Class A, Class B or Class C Shareholders, respectively. The Trust’s Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution and Shareholder Services Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution and Shareholder Services Plans) indicating the purposes for which such expenditures were made.

Predecessor Distribution Plan for Morgan Class and Reserve Class

The Predecessor Distribution Plan with respect to Morgan Class and Reserve Class shares of the Government Money Market Fund, Municipal Money Market Fund, Michigan Municipal Money Market Fund, Ohio Municipal Money Market Fund, Cash Reserves Money Market Fund and U.S. Treasury Securities Money Market Fund was adopted on August 12, 2004 by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interests in the Predecessor Distribution Plan.

In accordance with Rule 12b-1 under the 1940 Act, the Predecessor Distribution Plan may be terminated with respect to the Morgan Class Shares or Reserve Class Shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Morgan Class Shares and Reserve Class Shares, respectively, of that Fund. The Predecessor Distribution Plan may be amended by vote of the Trust’s Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Predecessor Distribution Plan that would materially increase the distribution fee with respect to the Morgan Class Shares or Reserve Class Shares of a Fund requires the approval of that Fund’s Morgan Class or Reserve Class Shareholders, respectively. The Trust’s Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Predecessor Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Predecessor Distribution Plan) indicating the purposes for which such expenditures were made.

Combined Amended and Restated Distribution Plan effective February 19, 2005

On August 12, 2004 the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the plan, approved a Combined Amended and Restated Distribution Plan (the “Combined Distribution Plan”), which became effective on February 19, 2005. The Combined Distribution Plan (i) combines the Predecessor Distribution and Shareholder Service Plan for Class A shares, the Distribution and Shareholder Services Plan for Class B and Class C shares and the Predecessor Distribution Plan for Morgan Class and Reserve Class shares, (ii) reduces the fees payable by Class A shares from 0.35% of the average daily net assets of Class A shares to 0.25% and the fees payable by Class B and Class C shares from 1.00% of the average daily net assets of Class B and Class C shares to 0.75%, and (iii) removes shareholder servicing activities related to Class A, Class B and Class C shares, which will be provided for under the Shareholder Servicing Agreement for such classes. The distribution fee payable by Morgan Class shares and Reserve Class shares will remain 0.10% and 0.25%, respectively, of the average daily net assets of such shares.

The distribution fee payable under the Combined Distribution Plan may be used to finance any activity that is primarily intended to result in the sale of Fund shares. To the extent that amounts paid under the Combined Distribution Plan are not used specifically to reimburse the Distributor, such amounts may be treated as compensation for the Distributor’s distribution-related services.

In accordance with Rule 12b-1 under the 1940 Act, the Combined Distribution Plan may be terminated with respect to the Class A shares, Class B shares, Class C shares, Morgan Class shares and Reserve Class shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A shares, Class B shares, Class C shares, Morgan Class shares and Reserve Class shares, respectively, of that Fund. The Combined Distribution Plan may be amended by vote of the Trust’s Board of Trustees, including a majority of the Independent Trustees, cast in person at a

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meeting called for such purpose, except that any change in the Combined Distribution Plan that would materially increase the distribution fee with respect to the Class A shares, Class B shares, Class C shares, Morgan Class shares or Reserve Class shares of a Fund requires the approval of that Fund’s Class A, Class B, Class C, Morgan Class or Reserve Class shareholders, respectively. The Trust’s Board of Trustees will review at least on a quarterly basis written reports of the amounts expended under the Combined Distribution Plan indicating the purposes for which such expenditures were made.

Shareholder Services Plan

The Shareholder Services Plan with respect to Class S and Administrative Class shares was amended and restated on May 15, 2003. The Shareholder Services Plan was approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interests in the Shareholder Services Plan. The Shareholder Services Plan was terminated effective February 19, 2005.

Pursuant to the Shareholder Services Plan, financial institutions, broker-dealers and other financial intermediaries (“Service Organizations”) that enter into a written Shareholder Services Agreement, or other similar agreement, under which the Service Organizations perform administrative support services for beneficial owners of Class S and Administrative Class shares receive a fee, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net assets of Class S shares owned by their respective customers and at an annual rate of up to .10% of the average daily net assets of Administrative Class shares owned by their respective customers. The types of administrative support services the Service Organizations provide may include (i) aggregating and processing purchase and redemption requests for a Fund’s shares from customers and placing net purchase and redemption orders with the Trust; (ii) processing dividend payments from the Trust on behalf of customers; (iii) arranging for bank wire transfer of funds to or from a customer’s account; (iv) responding to inquiries from customers relating to the services performed by the Service Organization; (v) providing sub-accounting with respect to a Fund’s shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to customers; (vii) forwarding to customers proxy statements and proxies containing any proposals regarding a Fund’s Shareholder Services Plan; and (viii) providing such other similar services as the Trust may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

For the fiscal year ended June 30, 2004, the shareholder servicing fees paid by the Class S and Administrative Class shares of the Trust to Service Organizations were as follows:

Fund	Class S (000’s)	Administrative Class (000’s)
Government Money Market	1,631	401
Institutional Prime Money Market	2,999	743
Treasury Only Money Market	461	58

The Shareholder Services Plan may be terminated with respect to the Class S and Administrative Class shares of any Fund at any time by a vote of a majority of the Independent Trustees. The Shareholder Services Plan may be amended by vote of the Trust’s Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Trust’s Board of Trustees will review on a quarterly basis written reports of the amounts expended under the Shareholder Services Plan and the purposes for which such expenditures were made.

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Shareholder Servicing Agreement

On August 12, 2004, the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust (as defined in the 1940 Act), approved a Shareholder Servicing Agreement (the “Shareholder Servicing Agreement”) between the Trust and JPMDS. The Shareholder Servicing Agreement is effective for Institutional Class, Morgan Class, Reserve Class, Agency Class, Capital Class and Premier Class shares of the Funds and will be effective February 19, 2005 with respect to all other classes of the Funds other than Ultra Class shares which are not subject to a shareholder servicing fee. The following table sets forth the shareholder servicing fee attributable to each class of shares that is payable under the Shareholder Servicing Agreement:

Class	Shareholder Servicing Fee (as a percentage of average net assets of specified class)
A	0.25%
B	0.25%
C	0.25%
I	0.25%
Reserve	0.30%
Morgan	0.35%
Investor	0.35%
Premier	0.30%
Agency	0.15%
Institutional	0.10%
Capital	0.05%

The fee is paid to JPMDS for a variety of specific shareholder servicing functions. One Group Dealer Services may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

The Shareholder Servicing Agreement shall become effective February 19, 2005 and, unless sooner terminated as provided therein, shall continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement shall continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Trust’s Board of Trustees or by the One Group Dealer Services. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment. (As used in the Shareholder Servicing Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.)

Cash Compensation to Financial Intermediaries

JPMDS and Banc One Investment Advisors compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and Banc One Investment Advisors from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

Occasionally, JPMDS and Banc One Investment Advisors, at its or their own expense, and out of their legitimate profits, will provide cash incentives to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of Banc One Investment Advisors from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and service fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial

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Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

Revenue Sharing Arrangements with Financial Institutions.    Currently Banc One Investment Advisors and JPMDS, have revenue sharing arrangements with approximately      broker-dealers and other Financial Intermediaries (“financial institutions”). Banc One Investment Advisors also has revenue sharing arrangements with various affiliates of JPMorgan Chase, such as Banc One Capital Markets, Bank One Trust Company, N.A., Bank One, N.A. (Chicago), Bank One, N.A. (Ohio) and Banc One Securities Corporation.

Revenue sharing payments to financial institutions are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. During the fiscal year ended June 30, 2004, Banc One Investment Advisors and JPMDS paid approximately $110,405,637 pursuant to their revenue sharing arrangements.

Wrap Accounts.    The Trust is included as an investment option in wrap accounts, asset allocation accounts, “fund supermarkets” and other similar arrangements. Brokers operating such arrangements are compensated under the Trust’s 12b-1 Plans. On occasion, the fees charged by such brokers exceed the amount of the 12b-1 fee approved under the Plans. As a result, Banc One Investment Advisors and JPMDS pay the difference out of their bona fide legitimate profits. The amount of these payments is reflected above.

Finder’s Fees.    Financial Intermediaries who sell over $1 million of Class A shares of the Ultra Short Term Bond, the Short Duration Bond Fund, the Treasury & Agency Fund, the Short Term Tax Free Bond Fund, the Equity Index Fund, and the Market Expansion Index Fund, receive a 50 basis points finder’s fee. For sales over $10 million, such Financial Intermediaries receive an additional 25 basis points finder’s fee.

Financial Intermediaries who sell over $1 million of Class A shares of the Equity Funds (other than the Equity Index Fund and the Market Expansion Index Fund) and the Income Funds (other than Ultra Short Term Bond, the Short Duration Bond Fund, the Short Term Tax Free Bond Fund and the Treasury & Agency Fund) receive a 1% finder’s fee. For sales over $5 million to $10 million, such Financial Intermediary receive an additional 50 basis points finder’s fee. For sales over $10 million, such Financial Intermediary receives a further 25 basis points finder’s fee.

Finder’s Fees for 401(k)/Defined Contribution Plans.    JPMDS pays a finder’s fee to Financial Advisors or Intermediaries on purchases of $1,000,000 or more of Class A shares of certain of the Funds sold to qualified retirement plans (each, a “Plan”). The amount of the finder’s fees and the eligible Funds are as follows:

Name of Fund(s)	Amount of Finder’s Fees
Equity Funds (other than the Equity Index Fund and the Market Expansion Index Fund) and Funds of Funds	100 basis points on gross purchases

Equity Index Fund, Market Expansion Index Fund, and Income Funds (other than the Ultra Short-Term Bond Fund, the Short Duration Bond Fund, the Treasury & Agency Fund, and the Mortgage-Backed Securities Fund)

50 basis points on gross purchases

JPMDS reserves the right to alter or change the finders’ fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

During the fiscal year ended June 30, 2004, Banc One Investment Advisor and JPMDS paid approximately $2,144,231 in finder’s fees.

Banc One Investment Advisors, the Funds’ Distributor and their affiliates may also pay non-cash compensation to sales representatives of Financial Advisors or Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

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Custodian

State Street Bank and Trust Company served as each Fund’s custodian prior to the appointment of JPMorgan Chase Bank, NA.

Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245, effective as of October 18, 2004 with respect to the Equity Funds (other than the Balanced Funds) and as of December 6, 2004 for all other funds of the Trust, JPMorgan Chase Bank serves as the Custodian for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Investment Advisers.

For custody services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of the value of the asset held by the Custodian (depending on the domicile in which the asset is held), calculated monthly in arrears, and fees between $7.50 and $1.50 for securities trades (depending on the domicile in which the trade is settled). JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

Securities Lending Agent

On August 12, 2004, the Board of Trustees approved the appointment of JPMorgan Chase Bank, N.A. as securities lending agent for One Group Mutual Funds concurrent with the appointment of JPMorgan Chase Bank as custodian. The appointment of JPMorgan Chase Bank as securities lending agent took effect with respect to the Equity Funds on October 18, 2004 and on December 6, 2004 with respect to the Income Funds, the Tax Free Bond Funds, and the Money Market Funds of the Trust. For the securities lending services it performs, JPMorgan Chase Bank, N.A. is entitled to a fee from the Trust, which is calculated on an annual basis and accrued daily, equal to .06% for all domestic loans and .1142% for all international loans. JPMorgan Chase Bank, N.A. has temporarily reduced fees on a voluntary basis to .05% for domestic loans and .10% for international loans. The purpose of these fees is to cover the ministerial costs of securities lending activities including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

Transfer Agent

Boston Financial Date Services, Inc. (“BFDS” or “Transfer Agent”), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

Prior to February 19, 2005, State Street Bank and Trust Company served as each Fund’s transfer and dividend disbursing agent.

Experts

The financial statements for the fiscal year ended June 30, 2004 have been audited by PricewaterhouseCoopers LLP, 1 North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference, in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

The financial statements for the Pegasus Predecessor Funds for the period ended December 31, 1998, were audited by the predecessor auditors for such Funds.

The law firm of Ropes & Gray LLP (“ROPES & GRAY”), One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust. Ropes & Gray is also independent legal counsel to the disinterested trustees. Ropes & Gray has not represented Banc One Investment Advisors, the Sub-Adviser, JPMorgan Distribution Services, Inc. or JPMorgan Funds Management, Inc. during the last two fiscal years. The disinterested trustees have determined that any representation by Ropes & Gray of any other subsidiaries or affiliates of Bank One Corporation, the then corporate parent of Banc One Investment Advisors, during the last two fiscal years was sufficiently limited that it was unlikely to adversely affect Ropes & Gray’s professional judgement.

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ADDITIONAL INFORMATION

Proxy Voting Policies and Procedures

The Board of Trustees of the Fund has delegated to Banc One Investment Advisors and its affiliated advisers, proxy voting authority with respect to each Fund’s portfolio securities. Banc One Investment Advisors’ has adopted detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (the “Guidelines”) for voting proxies on specific types of issues. The Procedures and Guidelines are attached to this Statement of Additional Information as Appendix B.

Banc One Investment Advisors and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located in each region of globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, Banc One Investment Advisors and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that Banc One Investment Advisors and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, Banc One Investment Advisors has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and Banc One Investment Advisors, SC-R&M, JPMIM any applicable Sub-Adviser, the Fund’s principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how Banc One Investment Advisors will vote the proxy. In addressing any material conflict, Banc One Investment Advisors may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Banc One Investment Advisors personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to ISS, which will vote in accordance with its own recommendation.

Description of Shares

The Trust is a Massachusetts business trust. The Trust’s Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on May 23, 1985 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust’s Declaration of Trust authorizes the Board of Trustees to establish one or more series of Shares of the Trust, and to classify or reclassify any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion, or other rights, restrictions, or limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of the Trust. The Trust presently includes 51 series of Shares, which represent interests in the following:

1.	Arizona Tax Free Bond Fund
2.	Balanced Fund

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3.	Cash Reserves Money Market Fund
4.	Core Bond Fund
5.	Core Plus Bond Fund
6.	Diversified Equity Fund
7.	Diversified International Fund
8.	Diversified Mid Cap Fund
9.	Diversified Mid Cap Growth Fund
10.	Diversified Mid Cap Value Fund
11.	Dividend Income Fund
12.	Equity Index Fund
13.	Government Bond Fund
14.	Government Money Market Fund
15.	Health Sciences Fund
16.	High Yield Bond Fund
17.	Institutional Prime Money Market Fund
18.	Intermediate Bond Fund
19.	Intermediate Tax Free Bond Fund
20.	International Equity Index Fund
21.	Investor Balanced Fund
22.	Investor Conservative Growth Fund
23.	Investor Growth & Income Fund
24.	Investor Growth Fund
25.	Kentucky Tax Free Bond Fund
26.	Large Cap Growth Fund
27.	Large Cap Value Fund
28.	Louisiana Tax Free Bond Fund
29.	Market Expansion Index Fund
30.	Michigan Municipal Money Market Fund
31.	Michigan Tax Free Bond Fund
32.	Multi-Cap Market Neutral Fund
33.	Mortgage-Backed Securities Fund
34.	Municipal Money Market Fund
35.	Ohio Municipal Money Market Fund
36.	Ohio Tax Free Bond Fund
37.	Short Duration Bond Fund
38.	Short Term Tax Free Bond Fund
39.	Small Cap Value Fund
40.	Small Company Growth Fund
41.	Strategic Small Cap Value Fund
42.	Tax Free Bond Fund
43.	Tax Free Income Bond Fund
44.	Technology Fund
45.	Treasury & Agency Fund
46.	Treasury Only Money Market Fund
47.	Ultra Short Term Bond Fund
48.	U.S. Government Securities Money Market Fund
49.	U.S. Real Estate Fund
50.	U.S. Treasury Securities Money Market Fund
51.	West Virginia Tax Free Bond Fund

The classes of shares currently offered by the Funds can be found under the topic “The Trust” at the beginning of this Statement of Additional Information. In addition, please read the relevant Prospectuses for the Funds for more details.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the

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Trust’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

Each share class of a Fund has exclusive voting rights with respect to matters pertaining to the Fund’s Distribution and Shareholder Services Plans, Distribution Plans or Shareholder Services Plan applicable to those classes.

Special Note Regarding Purchase Limit on Class B Shares

Individual investments in Class B shares are limited to no more than $99,999. However, two or more purchases which are each under $99,999 but which cumulatively amount to an investment of more than $99,999 are not automatically detected, including shares purchased through a systematic investment plan. Purchases in multiple Funds and purchases in multiple accounts in the same Fund are not automatically aggregated. You should carefully consider whether two or more purchases (whether in multiple accounts in the same Fund or in multiple different Funds) totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your Financial Intermediary or the Trust of any and all accounts that may be linked together for the purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A shares a more suitable investment than Class B shares.

Special Note Concerning Breakpoints

You may be eligible for breakpoint discounts based on the size of your purchase, current holdings or future purchases. The sales charge you pay may differ slightly from the rate disclosed in the Prospectus due to rounding calculations.

Shareholder and Trustee Liability

Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust’s Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

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Portfolio Holdings Disclosure

As described in the Prospectuses and pursuant to the Funds’ Portfolio Holdings Disclosure Policy, no sooner than 30 days after month end, the Funds (other than the Investor Funds) will make available to the public, upon request to the Funds (1-800-480-4111), a complete, uncertified schedule of its portfolio holdings as of the last day of that prior month. No sooner than ten days after the end of each month, the Investor Funds will make available to the public, upon request to the Investor Funds (1-800-480-4111) a complete, uncertified schedule of its portfolio holdings as of the last day of the month.

The Funds’ publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds’ portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

[LIST TO BE INCLUDED IN B]

In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end, including rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, and entities providing CDSC financing. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., custody services provided by financial institutions). Disclosure of the Funds’ portfolio securities as an exception to the Funds’ normal business practice must be approved by the Funds’ Treasurer following business and compliance review. Additionally, no compensation or other consideration is received by the Funds or the Adviser, or any person for these disclosures. The Funds’ Trustees’ will review at least annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders and its investment adviser, principal underwriter or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. The identity of such entities, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

[to be provided in the B Filing]

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC website at www.sec.gov.

The Funds also include information concerning the Funds’ top ten holdings in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. After this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

Miscellaneous

The Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting shall be

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held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

As used in the Trust’s Prospectuses and in this Statement of Additional Information, “assets belonging to a Fund” means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive. As used in the Trust’s Prospectuses and in this Statement of Additional Information, a “vote of a majority of the outstanding Shares” of the Trust, a particular Fund, or a particular class of Shares of a Fund, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund, or (b) 67% or more of the Shares of the Trust, such Fund, or such class of Shares of such Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund are represented in person or by proxy.

The Trust is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any State in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.

As of January     , 2005, the following persons were the owners of more than 5% of the outstanding Shares of the following class of Shares of the following Funds. Shareholders designated by an asterisk hold 25% or more of a Class of a Fund. Such shareholders are “controlling persons” under the 1940 Act:

5% Shareholders as of January     , 2005

Name and Address	Fund/Class	Percentage of Ownership	Type of Ownership

As a group, the Trustees and Officers of the Trust owned less than 1% of the Shares of any class of any Fund of the Trust except for the Health Sciences Fund where John Finn and Julius Pallone beneficially own         % of Select Shares through the One Group Deferred Compensation Plan. Ultra Class, Institutional Class, Morgan Class, Premier Class, Agency Class, Capital Class, and Reserve Class Shares did not commence operations until February 19, 2005. As a result, there are no 5% and 25% shareholders shown for such classes.

Financial Statements

The financial statements of the Trust are incorporated by reference into this Statement of Additional Information. The financial statements for the fiscal year ended June 30, 2004 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

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APPENDIX A—DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Rating Service (“S&P”)

A-1	Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2	Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3	Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings (“Fitch”)

F1	HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	DEFAULT. Denotes actual or imminent payment default.

“+” or “-”	may be appended to ‘F-1’ rating to denote relative status within the ‘F1’ rating category.

‘NR’	indicates that Fitch does not rate the issuer or issue in question.

Moody’s Investors Service, Inc. (“Moody’s”)
Prime-1	Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service Limited (“Dominion”)
R-1	Prime Credit Quality

R-2	Adequate Credit Quality

R-3	Speculative

All three Dominion rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)	Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle)	Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)	Short term debt rated “R-1” (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high); R-2 (middle); R-2 (low)	Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); R-3 (middle); R-3 (low)	Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with
“R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

Moody’s

These ratings represent Moody’s opinion of a bank’s intrinsic safety and soundness.

A	These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B	These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C	These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D	Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E	Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

Corporate and Municipal Bond Ratings

Investment Grade

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor’s capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B	Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC	Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1	The rating C1 is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings:  The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r:  The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.	Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

Long-Term Ratings: Bonds and Preferred Stock

Investment Grade

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Investment Grade

AAA	HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	HIGH CREDIT QUALITY. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D	DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Dominion

Bond and Long-Term Debt Rating Scale

AAA	Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA	Bonds rate “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A	Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB	Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB	Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B	Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ CC/C	Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”, Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D	This category indicates Bonds in default of either interest or principal.

(“high,” “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa	Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa	These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba	Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa	Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Short-Term Insurance Financial Strength Ratings

These ratings represents Moody’s opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated “BBB” or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	Extremely Strong financial security characteristics. “AAA” is the highest Insurer Financial Strength Rating assigned by Standard & Poor’s.

AA	Very Strong financial security characteristics, differing only slightly from those rated higher.

A	Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated “BB” or lower is regarded as having vulnerable characteristics that may outweigh its strengths. “BB” indicates the least degree of vulnerability within the range; “CC” the highest.

BB	Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R	An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	Not Rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (-) Following ratings from “AA” to “CCC” show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating (“IFS rating”) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the ‘AA’ through ‘CCC’ categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of ‘BBB-’ and higher are considered to be “Secure”, and those of ‘BB+’ and lower are considered to be “Vulnerable”.

AAA	EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA	VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A	STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB	GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB	Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B	Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C	Very Weak. Companies rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D	Distressed. These ratings are assigned to companies that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-‘D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

Short-Term Insurer Financial Strength Ratings

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of ‘F1’, ‘F2’ and ‘F3’ are considered to be “Secure”, while those of ‘B’ and below are viewed as “Vulnerable”.

F1	STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3	MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a ‘vulnerable’ rating category.

B	WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D	DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Moody’s ratings for short-term municipal obligations are designated “Moody’s Investment Grade (“MIG”) or “Variable Moody’s Investment Grade” (“VMIG”), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1	Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2	Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3	Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG	Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody’s

aaa	Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Dominion

Preferred Share Rating Scale

Pfd-1	Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2	Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3	Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4	Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5	Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.

“D”	This category indicates preferred shares that are in arrears of paying either dividends or principal.

(“high”, “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the “n” designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the “y” designation.

Appendix B

Global Proxy Voting

Procedures and Guidelines

2004 Edition

Effective October 29, 2004

PX-PROC-504

01766

Table of Contents - Global

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Part I: JP Morgan Fleming Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMFAM Entity” and collectively as “JPMFAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures. 1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process [2]

JPMFAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMFAM investment professionals with public companies’ proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by

¹	The Washington Management Group votes proxies for the JPMorgan Value Opportunities Fund in accordance with their own voting policies and not the policies of JPMFAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMFAM, except, to the extent the JPMFAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMFAM. In the case of the Reich and Tang Funds in which J.P. Morgan Funds Distributors Inc. serves as the distributor, the board of trustees and officers of Reich and Tang have assumed the responsibility for fulfilling its proxy voting obligations and for preparing, executing, filing and disseminating the Form N-PX for the applicable registrant.
[2]	The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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C.	The Proxy Voting Process - Continued

JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMFAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMFAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMFAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate

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business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which:

(i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM’s relationship with such company and materially impact JPMFAM’s business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM’s voting decision.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMFAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.

F.	Recordkeeping

JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMFAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMFAM clients;

•	a record of each vote cast on behalf of JPMFAM client holdings;

•	a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMFAM personnel created by JPMFAM personnel prior to the voting of client securities; and

•	a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

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Exhibit A

Banc One High Yield Partners, LLC

Banc One Investment Advisors Corporation

Bank One Trust Company, NA

J.P. Morgan Chase Bank

J.P. Morgan Fleming Asset Management (London) Limited

J.P. Morgan Fleming Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Limited

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

Version 6.6	JPMorgan Fleming Corporate Governance

Part II: Proxy Voting Guidelines

JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

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Part II.A: North America Proxy Voting

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Part II.A: North America Guidelines Table of Contents

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Part II.A: North America Guidelines Table of Contents

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Part II.A: North America Guidelines

1.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) implement or renew a dead-hand or modified dead-hand poison pill; or

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLD votes from directors who sit on more than six boards; or

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph).

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.	Proxy Contests

2a. Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Generally vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

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4.	Proxy Contest Defenses

4a. Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c. Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

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4d. Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e. Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

5a. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

5b. Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c. Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d. Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

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5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

6a. Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)	Serves as liaison between the chairman and the independent directors,

(3)	Approves information sent to the board,

(4)	Approves meeting agendas for the board,

(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)	Has the authority to call meetings of the independent directors, and

(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

6b. Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

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6c. Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g. Board Size

Vote for proposals to limit the size of the board to 15 members.

7.	Miscellaneous Governance Provisions

7a. Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b. Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

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7c. Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d. Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e. Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f. Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g. Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h. Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i. Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j. Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure

8a. Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

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8b. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c. Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d. Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e. Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f. Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g. Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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8i. Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

9a. Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

We will generally vote against shareholder proposals for stock-based incentive plans, for companies in technology sectors, when the plan includes provisions for expensing options. We are in favor of expensing options; however, we feel it will disadvantage companies in the technology sector that we own and we will wait until expensing options becomes a common practice within the sector.

9b. Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c. Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

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9c. Shareholder Proposals to Limit Executive and Director Pay - Continued

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d. Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

9e. 401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9f. Employee Stock Purchase Plans

Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

9g. Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

Vote against shareholder proposals to expense fixed-price options in technology sectors.

9h. Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9i. Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

10.	Incorporation

10a. Reincorporation Outside of the United States

Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

10b. Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

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10c. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

11a. Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name

Vote for changing the corporate name.

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12.	Social and Environmental Issues

12a. Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote case-by-case on disclosure reports that seek additional information.

12b. Northern Ireland

Vote case-by-case on proposals pertaining to the MacBride Principles.

Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

12c. Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12d. International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12e. Promote Human Rights in China, Nigeria, and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12f. World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12g. Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12h. Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12i. Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

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12j. Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12k. Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

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Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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Europe, Middle East, Africa, Central America and South America

Part II. B: Europe, Middle East, Africa, Central America and South America Proxy Voting

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Part II.B: Europe, Middle East, Africa, Central America and South America Guidelines Table of Contents

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Part II.B: Europe, Middle East, Africa, Central America and South America Guidelines

1.	Reports & Accounts

1a. Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist. For UK companies, a statement of compliance with the Combined Code should be made, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (while meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

1b. Remuneration Report

The remuneration policy as it relates to senior management should be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of executive directors’ emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that the explanation is insufficient.

See Executive Director Remuneration

2.	Dividends

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.	Auditors

3a. Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

3b. Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

See Audit Committee

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4.	Boards

4a. Chairman & CEO

The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

4b. Board Structure

JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

4c. Board Size

Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

4d. Board Independence

JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should have at least three independent non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

See Non Executive Directors

4e. Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees.

The Chairman and members of any Committee should be clearly identified in the annual report.

(i)	Nomination Committee

There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation. Nomination Committees should be majority-independent.

(ii)	Remuneration Committee

Boards should appoint Remuneration Committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and

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4e. Board Committees - Continued

their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross-directorships and no day-to-day involvement in the running of the business. We would oppose the re-election of any non- executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

Responsibility for the remuneration report (where applicable) should lie with the Remuneration Committee.

See Remuneration Report

(iii)	Audit Committee

An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5.	Directors

5a. Directors’ Contracts

JPMF believes that there is a strong case for directors’ contracts being of one year’s duration or less. This is in line with the findings of recent UK Government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

Generally, we encourage contracts of one year or less and vote accordingly. Unless the Remuneration Committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the re-election of any director who has such a contract, as well as consider the re-election of any director who is a member of the Remuneration Committee.

Directors’ contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

Market practice globally regarding the length of directors’ service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF takes into account local market practice when making judgements in this area.

5b. Executive Director Remuneration

Executive remuneration is, and will remain, a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of Remuneration Committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report.

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5b. Executive Director Remuneration - Continued

JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent Remuneration Committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans.

We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary, in order to align fully their interests with the interests of shareholders.

See Stock Options and Long-Term Incentive Plans (L-TIPs)

See Remuneration Report

5c. Director Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5d. Directors over 70

While special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

6.	Non-Executive Directors

6a. Role of Non-Executive Directors

As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the re-election of non- executive directors whom we no longer consider to be independent.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b. Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

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6c. Non-Executive Director Remuneration

JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

6d. Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the findings of the Higgs Report in the UK that no single individual should chair more than one major listed company.

6e. Investment Trust Directors

In the UK, the boards of investment trust companies are unusual in being normally comprised solely of non-executive directors, the majority of whom are independent of the management company. We believe this to be appropriate and expect boards to comply with the Combined Code, except where such compliance is clearly inappropriate (e.g. Nomination Committees). Given the highly specialised nature of these companies it is particularly important that the board contains the correct mix of skills and experience.

7.	Issue of Capital

7a. Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JPMF will vote in favour of increases in capital which enhance a company’s long-term prospects. We will also vote in favour of the partial suspension of pre-emptive rights if they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).

JPMF will vote against increases in capital which would allow the company to adopt “poison pill” takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.

7b. Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMF will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c. Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

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7c. Share Repurchase Programmes - Continued

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.	Mergers/Acquisitions

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.	Voting Rights

JPMF believes in the fundamental principle of “one share, one vote.” Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

Similarly, we will generally oppose amendments to require supermajority (i.e. more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

10.	Share Options/Long-Term Incentive Plans (L-TIPs)

10a. Share Options

Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

10b. Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company’s objectives.

Ideally, the L-TIP should use a methodology such as total shareholder return (“TSR”), coupled with a financial underpin such as growth in earnings per share (“EPS”). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should

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10b. Long-Term Incentive Plans (L-TIPs) - Continued

be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect Remuneration Committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.	Others

11a. Poison Pills

Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined “triggering event” occurs, generally a hostile takeover offer or an outsider’s acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are, in fact, sometimes used as tools to entrench management.

JPMF will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

11b. Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context.

11c. Social/Environmental Issues

The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF’s Sustainability Policy.

See Sustainability

11d. Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11e. Political Issues

JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

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12.	Activism

12a. Shareholder Activism and Company Engagement

In November 2002, the Institutional Shareholders’ Committee (“ISC”), comprising the trade bodies of the UK’s investing institutions, published a Statement of Principles which sets out the responsibilities of institutional shareholders in respect of investee companies. JPMF endorses the ISC Principles, which are set out below:

“Institutional shareholders and/or agents in relation to their responsibilities in respect of investee companies … will:

•	set out their policy on how they will discharge their responsibilities – clarifying the priorities attached to particular issues and when they will take action

•	monitor the performance of and establish, where necessary, a regular dialogue with investee companies

•	intervene where necessary

•	evaluate the impact of their activism

•	report back to clients/beneficial owners”

It is important to note that the above only applies in the case of UK companies, irrespective of their market capitalisation, although there will be occasions when intervention is not appropriate for reasons of cost-effectiveness or practicability. However, JPMF will continue to intervene outside the UK where we believe this to be necessary in order to protect our clients’ interests.

The full text of the Principles is available from JPMF or it can be found on the Investment Management Association web-site (www.investmentuk.org)

12b. Activism Policy

(i)	Discharge of Responsibilities

a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. While we attach considerable importance to meetings with management (and several hundred take place in the UK each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)	As noted in our Corporate Governance Guidelines we expect companies to comply with the standards of corporate governance set out in the Combined Code and will use our votes to encourage compliance.

d)	Where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. Engagement on corporate governance issues such as remuneration and board structures is ongoing and does not only occur at the time of an AGM. Performance issues where more active intervention is appropriate will include failure to achieve strategic targets for the development of the business or perceived weaknesses in the management structure. The approach involves active discussion with company management and directors and, if necessary, participation in action groups, but not direct involvement in management.

e)

Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of

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12b. Activism Policy - Continued

JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

f)	Our policy is to vote at all UK company meetings on behalf of all clients where we have authority to do so.

(ii)	Monitor Performance

As noted above the monitoring of company performance is a key part of our investment processes. Our voting records are available to clients and serve to demonstrate, among other things, our support or otherwise for a company’s board structure and remuneration policies. All votes against company management are minuted and signed off by the Proxy Committee. In addition we maintain a log of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JPMF.

(iii)	Intervening Where Necessary

a)	As we have an active approach to proxy voting we do, in one sense, intervene frequently in company affairs and will vote against or abstain on resolutions at company meetings where we believe it to be in the best interests of our clients. Whenever we intend to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour.

b)	JPMF does not intervene directly in the management of companies. However, we will arrange to meet with senior management where a company has failed to meet our expectations, but we believe that the potential of the company still justifies retention in our clients’ portfolios. On such occasions we expect management to explain what is being done to bring the business back on track. If possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company’s equity. In such circumstances we will frequently raise our concerns first with the company’s brokers or advisers.

(iv)	Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success of our monitoring is the extent to which our investment strategy achieves our clients’ investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

Reports detailing our engagement activity are available to clients on a quarterly basis.

13.	Sustainability

13a. Sustainability Statement

From 3rd July 2000, trustees of occupational pension schemes in the UK have been required to disclose their policy on Corporate Social Responsibility (“CSR”) in their Statement of Investment Principles.

JPMF has had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our ethical screens will meet the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have

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13a. Sustainability Statement - Continued

developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

13b. Sustainability Policy

Where JPMF engages with companies on broader sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where sustainability issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our Sustainability Policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as “unfriendly.” Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of CSR among all of the companies in which it invests its clients’ assets as part of an inclusive positive engagement strategy. We would normally expect companies to publish a statement on CSR within their Annual Report, or to provide a separate CSR report to shareholders.

The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

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Part II.C: Asia (ex-Japan) Proxy Voting

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Part II:C Asia Ex-Japan Proxy Voting Guidelines Table of Contents

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Part II.C: Asia Ex-Japan Proxy Voting Guidelines

I.	PRINCIPLES

JF Asset Management (“JFAM”) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

1.	Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2.	Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3.	Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4.	Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients’ votes.

5.	Litigation and Joint Working Parties. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6.	Disclosure. JFAM’s corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7.	Ongoing commitment. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

JF Asset Management

Hong Kong Proxy Committee

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II.	POLICY and PROCEDURES

JF Asset Management (“JFAM”) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

1. Proxy Committee

The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the Asia ex-Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines to ensure they are aligned with best practice; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

2. Voting

As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

In view of our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM’s voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

For markets in Asia ex-Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients’ best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/restructurings, takeover/merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

3. Engagement

We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

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4. Conflicts of Interest

In order to maintain the integrity and independence of JFAM’s proxy-voting decisions, JPMorgan Chase (including JPMFAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMFAM investment professionals.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III.	VOTING GUIDELINES

1. REPORTS & ACCOUNTS

1a. Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

2. DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3. AUDITORS

3a. Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

3b. Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

4. BOARDS

4a. Chairman & CEO

JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

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4b. Board Structure

JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

4c. Board Size

Boards with more than 20 directors are considered to be excessively large.

4d. Board Independence

JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

4e. Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

5. DIRECTORS

5a. Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

5b. Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5c. Directors over 70

JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

6. NON-EXECUTIVE DIRECTORS

6a. Role of Non-Executive Directors

As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

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6a. Role of Non-Executive Directors - Continued

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b. Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

6c. Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

7. ISSUE OF CAPITAL

7a. Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JFAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

7b. Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JFAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c. Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

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8. MERGERS / ACQUISITIONS

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9. VOTING RIGHTS

JFAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

10a. Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

10b. Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

11. OTHERS

11a. Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11b. Political Issues

JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

IV.	ACTIVISM

Activism Policy

1. Discharge of Responsibilities

a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

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b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex-Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)	Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

2. Monitor Performance

Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

3. Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance.

V.	Sustainability

Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

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Part II. D: Japan Proxy Voting Guidelines

1.	Number of Directors

To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.	Director’s Tenure

Director’s tenure should be equal to/less than 1 year.

3.	Director’s Remuneration

Remuneration of directors should generally be determined by an independent committee.

4.	Audit fees

Audit fees must be at an appropriate level.

5.	Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

6.	Borrowing of Funds

Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

7.	Share Repurchase Programs

Vote in favor of share repurchase programs if it leads to an increase in the value of the company’s shares.

8.	Payout ratio

As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

9.	Mergers/Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value.

10.	Stock Options

Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

11.	Political Contributions

Do not approve any use of corporate funds for political activities.

12.	Environmental/Social Issues

Do not take into account environmental/social issues that do not affect the economic value of the company.

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TOG S SAI 010/04

PART C

Item 23.	Exhibits

(a)	Amended and Restated Declaration of Trust dated as of February 18, 1999 is incorporated by reference to Exhibit (1) to the Registrant’s Registration Statement on Form N-1A (filed March 12, 1999).

(b)(1)	Code of Regulations as amended and restated as of October 25, 1990 is incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 39 (filed August 16, 1996) to Registrant’s Registration Statement on Form N-1A.

(2)	Amendment to Code of Regulations dated July 12, 2004 is incorporated by reference to Exhibit 2(B) to Registrant’s Registration Statement on Form N-14 (filed September 30, 2004).

(c)	Rights of Shareholders.

The following portions of Registrant’s Declaration of Trust incorporated as Exhibit (1) hereto, define the rights of shareholders:

5.1	Shares in the Series or Classes of the Trust.

A.	The Trustees shall have full power and authority, in their sole discretion, without obtaining the prior approval of the Shareholders (either with respect to the Trust as a whole or with respect to any series or classes of the Trust) by vote or otherwise, to establish one or more series of Shares of the Trust. The establishment of any such series shall be effective upon the adoption by a majority of the Trustees then in office of a resolution establishing such series and setting the voting rights, preferences, designations, conversion or other rights, restrictions, limitations as to distributions, conditions of redemption, qualifications, or other terms of the Shares of such series. The beneficial interest in each series of the Trust shall at all times be divided into an unlimited number of full and fractional transferable Shares without par value. The investment objective, policies, and restrictions governing the management and operations of each series of the Trust, including the management of assets belonging to any particular series, may from time to time be changed or supplemented by the Trustees, subject to the requirements of the Act. The Trustees may from time to time divide or combine the outstanding Shares of any one or more series of the Trust into a greater or lesser number without thereby changing their proportionate beneficial interests in the Trust assets allocated or belonging to such series.

Subject to the respective voting rights, preferences, designations, conversion or other rights, restrictions, limitations as to distributions, conditions of redemption, qualifications, or other terms of the Shares of each series of the Trust, the Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such voting rights, preferences, designations, conversion or other rights, restrictions, limitations as to distributions, conditions of redemption, qualifications, or other terms applicable to Shares of such class as the Trustees may determine.

B.	The holder of each Share shall be entitled to one vote for each full Share, and a proportionate fractional vote for each fractional Share, irrespective of the series or class, then recorded in his name on the books of the Trust. On any matter submitted to a vote of Shareholders, all Shares then issued and outstanding and entitled to vote, irrespective of the series or class, shall be voted in the aggregate and not by series or class except: (1) as otherwise required by the Act; or (2) when the matter, as conclusively determined by the Trustees, affects only the interests of the Shareholders of a particular series or class of the Trust (in which case only Shareholders of the affected series or class shall be entitled to vote thereon).

C.	Shares of each series or class of the Trust shall have the following preferences, participating or other special rights, qualifications, restrictions and limitations:

(1)

Assets Belonging To a Series or Class. All consideration received by the Trust for the issue or sale of Shares of any series or class, together with all assets in which such consideration is invested or reinvested, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as “assets belonging to” that series or class. In addition, any assets, income, earnings, profits or proceeds thereof, or funds or payments which are not readily identifiable as belonging to a particular series or class shall be allocated by the Trustees to one or more series or class (such allocation to be conclusive and binding upon the Shareholders of all series or class for all purposes) in such manner as they, in their sole discretion, deem fair and equitable, and shall also be referred to as “assets belonging to” such series or class. Such assets belonging to a particular series or class shall irrevocably belong for all purposes to the Shares of the series or class, and shall be so handled upon the books of account of the Trust. Such assets and the income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in

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whatever form, are herein referred to as “assets belonging to” such a series or class. Shareholders of any series or class shall have no right, title or interest in or to the assets belonging to any other series or class.

(2)	Liabilities Belonging To a Series or Class. The assets belonging to any series or class of the Trust shall be charged with the direct liabilities in respect of such series or class and with all expenses, costs, charges, and reserves attributable to such series or class, and shall also be charged with the share of such series or class of the general liabilities, expenses, costs, charges, and reserves of the Trust which are not readily identifiable as belonging to a particular series or class in proportion to the relative net assets of the respective series or class, as determined at such time or times as may be authorized by the Trustees. Any such determination by the Trustees shall be conclusive and binding upon the Shareholders of all series or class for all purposes; PROVIDED, HOWEVER, that under no circumstances shall the assets allocated or belonging to any series or class of the Trust be charged with liabilities directly attributable to any other series or class. The liabilities so charged to a series or class are herein referred to as “liabilities belonging to” such series or class. All persons who may have extended credit to a particular series or class or who have contracts or claims with respect to a particular series or class shall look only to the assets of that particular series or class for payment of such contracts or claims.

(3)	Liquidating Distributions. In the event of the termination of the Trust or a particular series or class thereof and the winding up of its affairs, the Shareholders of the Trust or such particular series or class shall be entitled to receive out of the assets of the Trust or belonging to the particular series or class, as the case may be, available for distribution to Shareholders, but other than general assets not belonging to any particular series or class of the Trust, the assets belonging to such series or class; and the assets so distributable to the Shareholders of any series or class shall be distributed among such Shareholders in proportion to the number of Shares of such series or class held by them and recorded in their names on the books of the Trust. In the event that there are any general assets not belonging to any particular series or class of the Trust available for distribution, such distribution shall be made to the Shareholders of all series or class subject to such termination and winding up in proportion to the relative net assets of the respective series or class determined as hereinafter provided and the number of Shares of such series or class held by them and recorded in their names on the books of the Trust.

(4)	Dividends and Distributions. Shares of each series or class shall be entitled to such dividends and distributions in Shares or in cash or both, as may be declared from time to time by the Trustees, acting in their sole discretion, with respect to such series or class, PROVIDED, HOWEVER, that dividends and distributions on Shares of a particular series or class shall be paid only out of the lawfully available “assets belonging to” such series or class as such term is defined in this Declaration of Trust.

5.2	Purchase of Shares. The Trustees may accept investments in each series or class of the Trust from such Persons for such consideration and on such other terms as they may from time to time authorize. The Trust may reject any order for, or refuse to give effect on the books of the Trust to the transfer of, any Shares as permitted under the Act. Each such investment shall be credited to the Shareholder’s account in the form of full and fractional Shares of the appropriate series or class of the Trust, at the net asset value per Share next computed after receipt of the investment.

5.3	Net Asset Value Per Share. The net asset value per Share of each series or class of the Trust shall be computed at such time or times as the Trustees may specify pursuant to the Act. Assets shall be valued and net asset value per Share shall be determined by such Person or Persons as the Trustees may appoint under the supervision of the Trustees in such manner not inconsistent with the Act and any orders of the Securities and Exchange Commission received by the Trust, as the Trustees may determine.

5.4	Ownership of Shares. The ownership of Shares shall be recorded separately with respect to each series or class on the record books of the Trust. Certificates for Shares shall be issued to holders of such Shares only upon the authorization of the Trustees, in their discretion, to issue such Shares, and shall be issued, if at all, subject to such rules and regulations as the Trustees may determine. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust shall be conclusive as to the identity of holders of Shares and as to the number of Shares of each series or class held by each Shareholder.

5.5	Preemptive Rights. Shareholders shall have no preemptive or other rights to subscribe to any additional Shares or other securities issued by the Trust or by the Trustees.

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5.6	Redemption of Shares. To the extent of the assets of the Trust legally available for such redemptions, a Shareholder of any series or class of the Trust shall have the right, subject to the provisions of Section 5.7 hereof, to require the Trust to redeem his full and fractional Shares of any series or class out of assets belonging to such series or class at a redemption price equal to the net asset value per Share next determined after receipt of a request to redeem in proper form as determined by the Trustees. The Trustees shall establish such rules and procedures as they deem appropriate for redemption of Shares; PROVIDED, HOWEVER, that all redemptions shall be in accordance with the Act. Without limiting the generality of the foregoing, the Trust shall, to the extent permitted by applicable law, have the right at any time to redeem the Shares owned by any holder thereof (i) if the value of such Shares in an account maintained by the Trust or its transfer agent for any Shareholder with respect to any series or class of the Trust is $1,000 or less; PROVIDED, HOWEVER, that any such Shareholder shall be notified that the value of his account is $1,000 or less, and shall be allowed sixty days to make additional purchases of Shares of the appropriate series or class so that the value of his account will exceed $1,000 before any such involuntary redemption is processed by the Trust; or (ii) if the net income with respect to any particular series or class of the Trust should be negative or it should otherwise be appropriate to carry out the Trust’s responsibilities under the Act, in each case subject to such further terms and conditions as the Board of Trustees of the Trust may from time to time adopt. The redemption price of Shares of any series or class of the Trust shall, except as otherwise provided in this section, be the net asset value thereof as determined by the Board of Trustees of the Trust from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Trustees of the Trust. When the net income with respect to any particular series or class of the Trust is negative or whenever deemed appropriate by the Board of Trustees of the Trust in order to carry out the Trust’s responsibilities under the Act, any series or class of the Trust may, without payment of compensation but in consideration of the interests of the Trust or a particular series or class thereof and of the Shareholders of the Trust or of such series or class in maintaining a constant net asset value per Share with respect to such series or class, redeem pro rata from each holder of record on such day such number of full and fractional Shares of such series or class as may be necessary to reduce the aggregate number of outstanding Shares of such series or class in order to permit the net asset value thereof to remain constant. Payment of the redemption price, if any, shall be made in cash by the appropriate series or class of the Trust at such time and in such manner as may be determined from time to time by the Board of Trustees of the Trust unless, in the opinion of the Board of Trustees, which shall be conclusive and binding upon the Shareholders for all purposes, conditions exist which make payment wholly in cash unwise or undesirable; in such event the appropriate series or class of the Trust may make payment in the assets belonging or allocable to such series or class, the value of which shall be determined as provided herein.

5.7	Suspension of Right of Redemption. The Trustees may suspend the right of redemption by Shareholders or postpone the date of payment or the recordation of transfer of Shares of any series or class, as permitted under the Act or applicable law. Such suspension or postponement shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day following the declaration of suspension or postponement, and thereafter there shall be no right of redemption or payment or transfer until the Trustees shall declare the suspension at an end. In case of suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

5.8	Conversion Rights. The Trustees shall have the authority to provide from time to time that the holders of Shares of any series or class shall have the right to convert or exchange said Shares for or into Shares of one or more other series or class in accordance with such requirements and procedures as may be established from time to time by the Trustees.

8.1

Voting Powers. The Shareholders shall have power to vote (a) for the election or removal of Trustees; (b) with respect to the amendment of this Declaration of Trust as provided in Section 10.8 hereof; (c) with respect to the approval of investment advisory and distribution agreements entered into on behalf of the Trust or one or more series or class thereof, and with respect to such other matters relating to the Trust as may be required by law, by this Declaration of Trust, the Regulations of the Trust, by any requirements applicable to or agreement of the Trust, and as the Trustees may consider desirable; and (d) to the same extent as the shareholders of a Massachusetts business corporation, when considering whether a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; PROVIDED, HOWEVER, that no Shareholder of a particular series or class shall be entitled to bring, or to vote in respect of, any class or derivative action not on behalf of the series or class of the Trust in respect of which the Shareholder owns Shares. Every Shareholder of record shall have the right to one vote for every whole Share (other than Shares held in the treasury of the Trust) standing in his name on the books of the Trust, and to have a proportional fractional vote for any fractional Share, as to any matter on which the Shareholder is entitled to vote. There shall be no cumulative

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voting. Shares may be voted in person or by proxy. On any matter submitted to a vote of the Shareholders, all Shares shall be voted in the aggregate and not by individual series or class, except (i) where required by the Act, Shares shall be voted by individual series or class, and (ii) if the Trustees shall have determined that a matter affects the interests only of one or more series or class, then only the Shareholders of such affected series or class shall be entitled to vote thereon. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Declaration of Trust, or the Regulations.

8.2	Meetings. Meetings of Shareholders may be called by the Trustees as provided in the Regulations, and shall be called by the Trustees upon the written request of Shareholders owning at least twenty percent of the outstanding Shares entitled to vote.

8.3	Quorum and Required Vote. At any meeting of the Shareholders, a quorum for the transaction of business shall consist of a majority of the Shares of each series or class outstanding and entitled to vote with respect to a matter appearing in person or by proxy; PROVIDED, HOWEVER, that at any meeting at which the only actions to be taken are actions required by the Act to be taken by vote of all outstanding Shares of all series or class entitled to vote thereon, irrespective of series or class, a quorum shall consist of a majority of Shares (without regard to series or class) entitled to vote thereon, and that at any meeting at which the only actions to be taken shall have been determined by the Board of Trustees to affect the rights and interests of one or more but not all series or classes of the Trust, a quorum shall consist of a majority of the outstanding Shares of the series or class so affected; and PROVIDED, FURTHER, that reasonable adjournments of such meeting until a quorum is obtained may be made by vote of the Shares present in person or by proxy. A majority of the Shares voted shall decide any question and a plurality shall elect a Trustee, subject to any applicable requirements of law or of this Declaration of Trust or the Regulations; PROVIDED, HOWEVER, that when any provision of law or of this Declaration of Trust requires the holders of Shares of any particular series or class to vote by series or class and not in the aggregate with respect to a matter, then the vote of the majority of the outstanding Shares of that series or class shall decide such matter insofar as that particular series or class shall be concerned.

8.4	Shareholder Action By Written Consent. Any action which may be taken by Shareholders may be taken without a meeting if the holders of not less than two-thirds of the Shares entitled to be voted with respect to the matter consent to the action in writing and the written consent is filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

8.5	Code of Regulations. The Regulations may include further provisions not inconsistent with this Declaration of Trust for Shareholders’ meetings, votes, record dates, notices of meetings, and related matters.

9.4	Limitation of Shareholder Liability. Shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription to any Share or otherwise. Every obligation, contract, instrument, certificate, Share, other security or undertaking of the Trust, and every other act whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacities as Trustees under this Declaration of Trust or in their capacity as officers, employees, or agents of the Trust, and not individually. Every note, bond, contract, order, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to any series or class of the Trust, and the stationery used by the Trust, shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder), as follows:

“The names ‘One Group® Mutual Funds’ and ‘Trustees of One Group® Mutual Funds’ refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated May 23, 1985 to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of ‘One Group® Mutual Funds’ entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.”

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The rights accruing to a Shareholder under this Section 9.4 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided for herein, PROVIDED, HOWEVER, that a Shareholder of any series or class of the Trust shall be indemnified only from assets belonging to that series or class.

9.5	Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust, and shall satisfy any judgment thereon.

9.6	Liabilities of a Series or Class. Liabilities belonging to any series or class of the Trust, including, without limitation, expenses, fees, charges, taxes, and liabilities incurred or arising in connection with a particular series or class, or in connection with the management thereof, shall be paid only from the assets belonging to that series or class.

10.3	Termination of Trust. This Trust shall continue without limitation of time; PROVIDED, HOWEVER, that:

A.	The Trustees, with the vote of a majority of the outstanding Shares of any series or class of the Trust, may sell and convey the assets belonging to such series or class to another trust or corporation organized under the laws of any state of the United States, which is a management investment company as defined in the Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the series or class and which may include beneficial interests of such trust or stock of such corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the series or class then outstanding.

B.	The Trustees, with the vote of a majority of the outstanding Shares of any series or class of the Trust, may sell and convert into money all the assets belonging to such series or class. Upon making provision for the payment of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the series or class, the Trustees shall distribute the remaining assets belonging to such series or class ratably among the holders of the outstanding Shares of the series or class.

C.	Without the vote of a majority of outstanding Shares of any series or class of the Trust (unless Shareholder approval is otherwise required by applicable law), the Trustees may combine the assets belonging to any two or more series or classes into a single series or class if the Trustees reasonably determine that such combination will not have a material adverse effect on the Shareholders of each series or class affected thereby.

D.	After the effective date of the determination of the Trustees under paragraph A or B above,

(1)	The Trust shall carry on no business relating to the assets of such series or class except for the purpose of winding up the affairs of such series or class.

(2)	The Trustees shall proceed to wind up the affairs of such series or class and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of such series or class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust relating to such series or class, to collect assets of such series or class, to sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining assets of such series or class to one or more Persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, to discharge or pay its liabilities, and to do all other acts appropriate to liquidate the business of such series or class.

Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in paragraphs A and B of this section, the Trustees may authorize the termination of that series or class of the Trust. Such termination shall be effective upon filing with the State Secretary of the Commonwealth of Massachusetts of an instrument setting forth such termination, at which time the Trustees shall be discharged of any and all further liabilities and duties hereunder relating to such series or class and the right, title and interest of all parties shall be cancelled and discharged with respect to such series or class. Such instrument shall constitute an amendment to this Declaration of Trust when filed with the State Secretary of the Commonwealth of Massachusetts as provided in this Title X.

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10.8	Amendment Procedure.

A.	This Declaration of Trust may be amended by the affirmative vote of the holders of not less than a majority of the outstanding Shares of each series affected thereby (as the Trustees shall determine) or by any larger vote as may be required by any provisions of applicable law.

B.	Notwithstanding any other provisions hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration of Trust may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees.

C.	The Trustees may also amend this Declaration without the vote of Shareholders to cure any error or ambiguity or to change the name of the Trust or, if they deem it necessary, to conform this Declaration of Trust to the requirements of applicable state or federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing to do so.

The following portions of Registrant’s Code of Regulations incorporated as Exhibit (2) hereto, define the rights of shareholders:

1.1	Place. An Annual Meeting of Shareholders may be held for a calendar year if called by the Trustees acting in their sole discretion, and any such annual or Special Meetings of Shareholders shall be held at such place, date, and time as the Trustees may designate.

1.2	Special Meeting. Special Meetings of Shareholders may be called by the Trustees, and shall be called by the Trustees upon the written request of holders of at least twenty percent of the outstanding units of beneficial interest in the Trust (“Shares”) entitled to vote.

1.3	Notice. Written notice, stating the place, day and hour of each meeting of Shareholders and, in the case of Special Meetings, the general nature of the business to be transacted, shall be given by, or at the direction of, the person calling the meeting to each Shareholder of record entitled to vote at the meeting at least ten days prior to the day named for the meeting, unless in a particular case a longer period of notice is required by law.

1.4	Shareholder’s List. The officer or agent having charge of the transfer books for shares of the Trust shall make, at least five days before each meeting of Shareholders, a complete list of the Shareholders entitled to vote at the meeting, arranged in alphabetical order with the address of and the number of Shares held by each such Shareholder. The list shall be kept on file at the office of the Trust and shall be subject to inspection by any Shareholders at any time during usual business hours, and shall also be produced and kept open at the time and place of each meeting of Shareholders and shall be subject to the inspection of any Shareholder during each meeting of Shareholders.

1.5	Record Date. The Trustees may fix a time (during which they may close the Share transfer books of the Trust) not more than ninety (90) days prior to the date of any meeting of Shareholders, or the date fixed for the payment of any dividend, or the date of the allotment of rights or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, or to vote at, any such meeting, or entitled to receive payment of any such dividend, or to receive any such allotment of rights, or to exercise such rights, as the case may be. In such case, only such Shareholders as shall be shareholders of record at the close of business on the date so fixed shall be entitled to notice of, or to vote at, such meeting or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any record date, as aforesaid.

3.1	Form. Notices to Shareholders shall be in writing and delivered personally or mailed to the Shareholders at their addresses appearing on the books of the Trust.

3.2	Waiver. Whenever any notice of the time, place, or purpose of any meeting of Shareholders, Trustees, or committee is required to be given under the provisions of Massachusetts law or under the provisions of the Declaration of Trust or these Regulations, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the record of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of Shareholders in person or by proxy, or at the meeting of Trustees or committee in person, shall be deemed equivalent to the giving of such notice to such persons.

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(d)(1)	Amended and Restated Investment Advisory Agreement dated as of August 12, 2004 between Registrant and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(2)	Revised Schedule A dated as of September 30, 2004 to the Amended and Restated Investment Advisory Agreement between Registrant and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(3)	Amended and Restated Sub-Investment Advisory Agreement dated as of August 18, 2004 between Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC with respect to the One Group High Yield Bond Fund is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(4)	Amended and Restated Sub-Investment Advisory Agreement, dated as of August 18, 2004 between Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC with respect to One Group Income Bond Fund is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(5)	Investment Advisory Agreement dated as of September 30, 2004 by and between Registrant and Security Capital Research and Management Incorporated with respect to the One Group Real Estate Fund is incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(6)	Investment Advisory Agreement made as of August 12, 2004 between Registrant and J.P. Morgan Investment Management Inc. with respect to One Group International Equity Index Fund is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(e)(1)(a)	Amended and Restated Distribution Agreement dated April 1, 2002 as amended May 15, 2003 between Registrant and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Statement on Form N-1A.

(e)(1)(b)	Form of Second Amendment to the Amended and Restated Distribution Agreement as amended October , 2004 between Registrant and One Group Dealer Services, Inc. is incorporated by reference to Exhibit 7(b) to Registrant’s Registration Statement on Form N-14 (filed September 30, 2004).

(e)(2)	Form of Distribution Agreement between Registrant and One Group Dealer Services, Inc., effective February 19, 2004, is incorporated by reference to Exhibit 7(c) to Registrant’s Registration Statement on Form N-14 (filed September 30, 2004).

(e)(3)	Revised Schedules A-E dated March 30, 2004 to the Distribution Agreement between One Group Mutual Funds and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 66 (filed August 31, 2004) to the Registrant’s Registration Statement on Form N-1A.

(e)(4)	Form of Mutual Fund Sales and Service Agreement (Dealers Agreement) between One Group Dealer Services, Inc., One Group Administrative Services, Inc., and various Financial Institutions, is incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(e)(5)	Form of Privacy/Joint Marketing Addendum to Mutual Fund Sales and Service Agreement is incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(e)(6)	Form of Mutual Fund Sales and Service Agreement is incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(e)(7)	Mutual Fund Sales and Service Agreement for Registrant dated April 1, 2002 between One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Securities Corporation is incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(e)(8)	Mutual Fund Sales and Service Agreement (Dealers Agreement) dated as of April 1, 2002 between One Group Dealer Services, Inc, One Group Administrative Services, Inc. and Bank One Trust Company, N.A. is incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(e)(9)	Selected Dealer Agreement dated as of April 1, 2002 between Merrill Lynch, Pierce, Fenner & Smith Incorporated and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(e)(10)	Supplement to the Sales and Services Agreement dated as of March 31, 2002 between Raymond James Financial Services, Inc. and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(e)(11)	Supplement to the Sales and Services Agreement dated as of March 31, 2002 between Raymond James & Associates, Inc. and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(e)(12)	Mutual Fund Dealer Agreement dated as of April 2, 2002 between Salomon Smith Barney Inc. and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(e)(13)	Agreement dated as of March 28, 2001 between American Express Financial Advisors Inc. and The One Group Services Company is incorporated by reference to Exhibit (e)(11) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

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(e)(14)	Form of Mutual Fund Sales and Service Agreement dated as of April 1, 2002 between American Express Financial Advisors Inc., One Group Dealer Services, Inc. and One Group Administrative Services, Inc. is incorporated by reference to Exhibit (e)(12) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(e)(15)	Mutual Fund Sales and Service Agreement dated as of April 4, 2002 between Transamerica Life Insurance and Annuity Company, One Group Dealer Services, Inc. and One Group Administrative Services, Inc. is incorporated by reference to Exhibit (e)(13) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(e)(16)	Mutual Fund Distribution Agreement dated as of June 7, 2002 between T. Rowe Price Brokerage and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (e)(14) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(e)(17)	Mutual Fund Sales and Service Agreement dated as of June 21, 2002 between Eastern Michigan Bank, One Group Dealer Services, Inc. and One Group Administrative Services, Inc. is incorporated by reference to Exhibit (e)(15) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(e)(18)	Mutual Fund Sales and Service Agreement dated as of January 2, 2003 between Hewitt Financial Services LL, One Group Dealer Services, Inc. and One Group Administrative Services, Inc. is incorporated by reference to Exhibit (e)(17) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(e)(19)	Mutual Fund Sales and Service Agreement dated as of April 16, 2003 between Goldman, Sachs & Co., One Group Dealer Services, Inc. and One Group Administrative Services, Inc. is incorporated by reference to Exhibit (e)(18) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(e)(20)	Addendum to the Mutual Fund Sales and Service Agreement dated April 16, 2003 between One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Goldman, Sachs & Co. is incorporated by reference to Exhibit (e)(19) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(e)(21)	Mutual Fund Services Agreement dated as of July 3, 2003 between Prudential Investment Management Services LLC, Prudential Investments LLC, One Group Dealer Services, Inc., One Group Mutual Funds and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (e)(19) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(e)(22)	Mutual Fund Sales and Service Agreement dated as of December 30, 2003 between JP Morgan Chase Bank and One Group Dealer Services, Inc., and One Group Administrative Services, Inc. is incorporated by reference to Exhibit (e)(20) to Post Effective Amendment No. 64 (filed February 20, 2004) to Registrant’s Registration Statement on Form N-1A.

(f)	Amended and Restated Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust is incorporated by reference to Exhibit (f) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(g)(1)	Custodian Contract dated as of April 11, 2001 between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(g)(2)	Form of Privacy Addendum to Custody Agreement dated April 11, 2001 between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(g)(3)	Global Custody Agreement between Registrant and JPMorgan Chase Bank effective as of October 18, 2004 as to certain Funds of the Registrant and December 6, 2004 as to the remaining Funds of the Registrant is incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(g)(4)	Sub-Custodian Agreement between State Street Bank and Trust Company, Bank One Trust Company, N.A. and One Group Mutual Funds is incorporated by reference to Exhibit (8)(b) to Post- Effective Amendment No. 37 (filed June 13, 1996) to the Registrant’s Registration Statement on Form N-1A.

(g)(5)	First Amendment to the Subcustodian Agreement dated as of December, 1996 between State Street Bank and Trust Company, Bank One Trust Company, N.A. and One Group Mutual Funds is incorporated by reference to Exhibit (8)(d) to Post Effective Amendment No. 45 (filed August 26, 1998) to Registrant’s Registration Statement on Form N-1A.

(g)(6)

International Securities Lending Subcustodian and Services Agreement, dated December 29, 1997 between State Street Bank and Trust Company, Bank One Trust Company, N.A. and One Group Mutual Funds is incorporated by reference to

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Exhibit (8)(c) to Post-Effective Amendment No. 44 (filed June 5, 1998) to the Registrant’s Registration Statement on Form N-1A.

(g)(7)	Sub-Custodian Agreement dated as of March 19, 1999, between State Street Bank and Trust Company, Bank One Trust Company, N.A. (as successor to NBD Bank) and One Group Mutual Funds is incorporated by reference to Exhibit (8)(f) to Post-Effective Amendment No.49 (filed April 27, 1999) to the Registrant’s Registration Statement on Form N-1A.

(h)(1)	Management and Administration Agreement dated November 1, 2000 between One Group Mutual Funds and One Group Administrative Services, Inc. is incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 53 (filed October 30, 2000) to Registrant’s Registration Statement on Form N-1A.

(h)(2)	Form of Administration Agreement between Registrant and One Group Administrative Services, Inc., effective February 19, 2004, is incorporated by reference to Exhibit 13(b) to Registrant’s Registration Statement on Form N-14 (filed September 30, 2004).

(h)(3)	Privacy Addendum dated August 17, 2001 to the Management and Administration Agreement dated November 1, 2000 between One Group Mutual Funds and One Group Administrative Services, Inc. is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(h)(4)	Amended Schedule A dated March 30, 2004, to the Management and Administration Agreement between One Group Mutual Funds and One Group Administrative Services, Inc. is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 66 (filed August 31, 2004) to the Registrant’s Registration Statement on Form N-1A.

(h)(5)	Fund Accounting and Related Services Agreement dated November 1, 2000 between One Group Administrative Services, Inc. and BISYS Fund Services Ohio, Inc. is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 53 (filed October 30, 2000) to Registrant’s Registration Statement on Form N-1A.

(h)(6)	Amended Schedule A dated August 27, 2003 to the Fund Accounting and Related Services Agreement dated as of November 1, 2000 between One Group Administrative Services, Inc. and BISYS Fund Services Ohio, Inc. is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 61 (filed on October 17, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(7)	Form of Fund Accounting Services Agreement between One Group Administrative Services, Inc. and J.P. Morgan Investor Services Co. effective as of October 18, 2004 as to certain Funds of the Registrant and December 6, 2004 as to the remaining Funds of the Registrant is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(h)(8)(a)	Transfer Agency and Service Agreement dated as of April 1, 2000 between One Group Mutual Funds and State Street Bank and Trust Company is incorporated by reference to Exhibit h(3) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant’s Registration Statement on Form N-1A.

(h)(8)(b)	Form of Amended Schedule A dated as of August 14, 2003 to Transfer Agency and Services Agreement dated April 1, 2000 between One Group Mutual Funds and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(9)	Amendment and Revised Schedule 3.1 dated as of April 1, 2002 to Transfer Agency and Services Agreement dated April 1, 2000 between One Group Mutual Funds and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(10)	Delegation Amendment dated as of July 30, 2003 to Transfer Agency and Services Agreement dated April 1, 2000 between One Group Mutual Funds and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(11)	Form of Privacy Addendum to Transfer Agency and Service Agreement dated as of April 1, 2000 between One Group Mutual Funds and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(h)(12)	Form of Transfer Agent Agreement between Registrant and Boston Financial Data Services, Inc., effective February 19, 2004, is incorporated by reference to Exhibit 13(m) to Registrant’s Registration Statement on Form N-14 (filed September 30, 2004).

(h)(13)	Form of Sub-Transfer Agency Agreement is incorporated by reference to Exhibit (9)(dd) to Post-Effective Amendment No. 49 (filed April 27, 1999) to Registrant’s Registration Statement on Form N-1A.

(h)(14)	Form of Sub-Transfer Agency Agreement is incorporated by reference to Exhibit (h)(14) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(h)(15)	Agency Services and Delegation Agreement between INVESCO Retirement Plan Services, a division of INVESCO Funds Group and Registrant dated January 1, 1998 is incorporated by reference to Exhibit (10)(j) to Registrant’s Registration Statement on Form N-14 (filed on May 29, 1998).

(h)(16)	Amendment to Agency and Services Delegation Agreement between INVESCO Retirement Plan Services, a division of INVESCO Funds Group and Registrant is incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 50 (filed August 26, 1999) to Registrant’s Registration Statement on Form N-1A.

(h)(17)	Operating Agreement dated as of June 6, 1997 between One Group Mutual Funds and Charles Schwab & Company, is incorporated by reference to Exhibit (9)(m) to Post-Effective Amendment No. 44 (filed June 5, 1998) to Registrant’s Registration Statement on Form N-1A.

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(h)(18)	Amendment dated May 23, 2002 to the Operating Agreement dated as of June 6, 1997 between One Group Mutual Funds and Charles Schwab & Co., Inc. is incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(19)	Amendment dated January 1, 2003, to the Operating Agreement dated as of June 6, 1997, as amended thereafter, between Charles Schwab & Co., Inc. and One Group Mutual Funds is incorporated by reference to Exhibit (h)(17) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(20)	Retirement Plan Same Day Exchange Processing Amendment dated as of April 1, 2002 to Operating Agreement dated as of June 6, 1997 between Charles Schwab & Co., Inc. and One Group Mutual Funds is incorporated by reference to Exhibit (h)(17) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(21)	Sub-Transfer Agency Agreement between One Group Mutual Funds and the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, is incorporated by reference to Exhibit (h)(29) to Post-Effective Amendment No. 50 (filed August 26, 1999) to Registrant’s Registration Statement on Form N-1A.

(h)(22)	Services Agreement dated as of April 1, 2002 between One Group Mutual Funds, Bank One Trust Company, NA, Scudder Investments Services Company, Scudder Distributors, Inc. and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(23)	Sub-Transfer Agency Agreement dated June 30, 1999 between Nationwide Investment Services and One Group Mutual Funds is incorporated by reference to Exhibit (h)(33) to Post-Effective Amendment No. 50 (filed August 26, 1999) to Registrant’s Registration Statement on Form N-1A.

(h)(24)	FundVest Institutional No Transaction Fee Agreement dated as of March 20, 2002 between Pershing Division of Donaldson Lufkin & Jenrette Securities Corporation, One Group Dealer Services, Inc., and One Group Mutual Funds is incorporated by reference to Exhibit (h)(17) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(25)	Sub-Transfer Agency Agreement dated March 1, 2000 between Ceridian Retirement Plan Services and One Group Mutual Funds is incorporated by reference to Exhibit h(35) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant’s Registration Statement on Form N-1A.

(h)(26)	Amendment dated as of October 15, 2002 to Sub-Transfer Agency Agreement dated as of March 1, 2000 between Ceridian Retirement Plan Services and One Group Mutual Funds is incorporated by reference to Exhibit (h)(23) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(27)	Sub-Transfer Agency Agreement dated March 30, 2000 between National Deferred Compensation, Inc. and One Group Mutual Funds is incorporated by reference to Exhibit h(36) to Post- Effective Amendment No. 52 (filed June 2, 2000) to Registrant’s Registration Statement on Form N-1A.

(h)(28)	Processing Agreement by and between Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation and The One Group dated as of February, 1999 is incorporated by reference to Exhibit (6)(f) to Registrant’s Registration Statement on Form N-1A (filed March 12, 1999).

(h)(29)	Agency Services and Delegation Agreement dated January 1, 1996 between One Group Mutual Funds and BISYS Qualified Plan Services is incorporated by reference to Exhibit (9)(g) to Post-Effective Amendment No. 37 (filed June 13, 1996) to the Registrant’s Registration Statement on Form N-1A.

(h)(30)	Amendment to Agency Services and Delegation Agreement between Registrant and BISYS Qualified Plan Services is incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 50 (filed August 26, 1999) to Registrant’s Registration Statement on Form N-1A.

(h)(31)	Sub-Transfer Agency Agreement dated as of April 1, 2002 between American Century, One Group Mutual Funds and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (h)(23) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

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(h)(32)	Sub-Transfer Agency Agreement dated February 1, 2001 between First Union National Bank and One Group Mutual Funds is incorporated by reference to Exhibit (h)(25) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(h)(33)	Sub-Transfer Agency Agreement dated January 31, 2001 between Matrix Settlement & Clearance Services, LLC, Banc One Investment Advisors Corporation and One Group Mutual Funds is incorporated by reference to Exhibit (h)(26) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(h)(34)	Sub-Transfer Agency Agreement dated as of December 16, 2003 between Vertical Management Systems, Inc., One Group Mutual Funds and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (h)(32) to Post-Effective Amendment No. 64 (filed February 20, 2004) to Registrant’s Registration Statement on Form N-1A.

(h)(35)	Sub-Transfer Agency Agreement dated as of November 1, 2003 between Gail Weiss & Associates, Inc., One Group Mutual Funds and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (h)(33) to Post-Effective Amendment No. 64 (filed February 20, 2004) to Registrant’s Registration Statement on Form N-1A.

(h)(36)	Funds Trading Agreement dated as of January 1, 2001 between Fidelity Investments Institutional Operations Company, Inc. (FIIOC), Banc One Investment Advisors Corporation and One Group Mutual Funds is incorporated by reference to Exhibit (h)(27) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(h)(37)	First Amendment dated as of February 11, 2002 to Funds Trading Agreement dated as of January 1, 2001 between Fidelity Investments Institutional Operations Company, Inc., One Group Mutual Funds and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (h)(33) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(38)	Second Amendment dated as of November 15, 2002 to Funds Trading Agreement dated as of January 1, 2001 between Fidelity Investments Institutional Operations Company, Inc., One Group Mutual Funds and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (h)(34) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(39)	Funds Trading Agreement dated as of August 21, 2000 between Fidelity Investments Institutional Operations Company, Inc. (FIIOC), Banc One Investment Advisors Corporation and One Group Mutual Funds is incorporated by reference to Exhibit (h)(28) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(h)(40)	Supplement to Funds Trading Agreement dated February 22, 2001 to Funds Trading Agreement dated as of August 21, 2000 between Fidelity Investments Institutional Operations Company, Inc., One Group Mutual Funds and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (h)(35) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(41)	First Amendment dated as of July 1, 2003 to Funds Trading Agreement dated August 21, 2000 between Fidelity Investments Institutional Operations Company, Inc., One Group Mutual Funds, Bank One Trust Company and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(42)	Form of Late Order Processing Agreement is incorporated by reference to Exhibit (9)(ee) to Post-Effective Amendment No. 49 (filed April 27, 1999) to Registrant’s Registration Statement on Form N-1A.

(h)(43)	Late Order Processing Agreement dated as of September 29, 2000 between American General (VALIC) Retirement Services Co. and One Group Mutual Funds is incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant’s Registration Statement on Form N-1A.

(h)(44)	Late Order Processing Agreement dated April 6,2000 between Security Trust Company and One Group Mutual Funds is incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant’s Registration Statement on Form N-1A.

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(h)(45)	Recordkeeping and Late Trading Agreement between Registrant and Bank One Trust Company, NA is incorporated by reference to Exhibit (h)(11) to Post-Effective Amendment No. 51 (filed October 22, 1999) to Registrant’s Registration Statement on Form N-1A.

(h)(46)	Late Order Processing Agreement dated September 1, 2000, between American Century and One Group Mutual Funds is incorporated by reference to Exhibit (h)(25) to Post-Effective Amendment No. 53 (filed October 30, 2000) to Registrant’s Registration Statement on Form N-1A.

(h)(47)	Agency Agreement dated as of March 18, 1997 between Pegasus Funds, BISYS Fund Services, Inc. and BISYS Qualified Plan Services is incorporated by reference to Exhibit (9)(v) to Post-Effective Amendment No. 49 (filed April 27, 1999) to Registrant’s Registration Statement on Form N-1A.

(h)(48)	Amendment dated April 1, 1999, to the Agency Agreement dated as of March 18, 1997 between Pegasus Funds and BISYS Qualified Plan Services, Inc. is incorporated by reference to Exhibit (9)(w) to Post-Effective Amendment No. 49 (filed April 27, 1999) to Registrant’s Registration Statement on Form N-1A.

(h)(49)	Agency Agreement dated as of March 11, 1997 between Pegasus Funds and Bank One Trust Company, N.A. (as successor to NBD Bank) is incorporated by reference to Exhibit (9)(x) to Post-Effective Amendment No. 49 (filed April 27, 1999) to Registrant’s Registration Statement on Form N-1A.

(h)(50)	Amendment to the Agency Agreement dated as of March 11, 1997 between Pegasus Funds and NBD Bank is incorporated by reference to Exhibit (9)(y) to Post-Effective Amendment No. 49 (filed April 27, 1999) to Registrant’s Registration Statement on Form N-1A.

(h)(51)	Agency Services Agreement dated as of August 2, 2002 between One Group Mutual Funds and Putnam Fiduciary Trust Company is incorporated by reference to Exhibit (h)(45) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(52)	Late Order Processing Agreement dated November 25, 1999 between Capstone Financial Group, Inc. and One Group Mutual Funds is incorporated by reference to Exhibit (e)(11) to Post-Effective Amendment 52 (filed June 2, 2000) to Registrant’s Registration Statement on Form N-1A.

(h)(53)	Sub-Transfer Agency Agreement dated February 20, 1999 between Advisory Services Corporation and One Group Mutual Funds is incorporated by reference to Exhibit (h)(40) to Post-Effective Amendment 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(54)	Sub-Transfer Agency Agreement dated as of December 1, 2001 between American General Retirement Services Co., Banc One Investment Advisors Corporation, and One Group Mutual Funds is incorporated by reference to Exhibit (h)(41) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(55)	Sub-Transfer Agency Agreement dated as of August 28, 2002 between Fringe Benefit Design of Minnesota, Banc One Investment Advisors Corporation, and One Group Mutual Funds is incorporated by reference to Exhibit (h)(42) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(56)	Sub-Transfer Agency Agreement dated as of June 7, 2002 between CompuSys of Utah and One Group Mutual Funds is incorporated by reference to Exhibit (h)(43) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(57)	Recordkeeping Agreement for Defined Contribution Plans dated as of November 21, 2002 between Hewitt Associates LLC and One Group Mutual Funds is incorporated by reference to Exhibit (h)(51) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(58)	Form of Trust Fund/SERV Agreement is incorporated by reference to Exhibit (h)(44) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(59)	Trust Fund/SERV Agreement dated (h)(45), 2002 between One Group Dealer Services, Inc. and The Depository Trust Company is incorporated by reference to Exhibit (h)(45) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

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(h)(60)	Trust Fund/SERV Agreement dated July 1, 2002 between One Group Mutual Funds and Allfirst Trust Company is incorporated by reference to Exhibit (h)(46) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(61)	Trust Fund/SERV Agreement dated July 26, 2002 between One Group Mutual Funds and ABN Amro Trust Services is incorporated by reference to Exhibit (h)(47) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement filed on Form N-1A.

(h)(62)	Trust Fund/SERV Agreement dated April 15, 2002 between One Group Mutual Funds and Mid Atlantic Capital Corp. is incorporated by reference to Exhibit (h)(48) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement filed on Form N-1A.

(h)(63)	Trust Fund/SERV Agreement and Supplement to Trust Fund/SERV Agreement dated as of November 22, 2002 between MFS Heritage Trust Company, MFS Retirement Services, Inc., One Group Dealer Services, Inc. and One Group Mutual Funds is incorporated by reference to Exhibit (h)(57) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(64)	Trust Fund/SERV Agreement dated July 23, 2002 between One Group Mutual Funds and Benefit Plan Consultants, Inc. is incorporated by reference to Exhibit (h)(49) to Post-Effective Amendment No. 58 (filed December 18, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(65)	Trust Fund/SERV Agreement dated July 29, 2002 between National Pension Plans, Inc. and One Group Mutual Funds is incorporated by reference to Exhibit (h)(50) to Post-Effective Amendment No. 58 (filed December 18, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(66)	Trust Fund/SERV Agreement dated July 23, 2002 between Retirement Plan Consultants, Inc. and One Group Mutual Funds is incorporated by reference to Exhibit (h)(51) to Post-Effective Amendment No. 58 (filed December 18, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(67)	Networking Agreement dated as of July 28, 2003 executed by One Group Dealer Services, Inc. is incorporated by reference to Exhibit (h)(64) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(68)	Recordkeeping Agreement dated as of January 1, 2002 between One Group Administrative Services, Inc. and One Group Mutual Funds is incorporated by reference to Exhibit (h)(49) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement filed on Form N-1A.

(h)(69)	Services Agreement dated as of January 16, 2002 between SEI Investments Distribution Company, Banc One Investment Advisors Corporation and One Group Mutual Funds is incorporated by reference to Exhibit (h)(50) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement filed on Form N-1A.

(h)(70)	Recordkeeping and Sub-Transfer Agency Services Agreement dated April 4, 2002 between One Group Mutual Funds, Banc One Investment Advisors Corporation and Transamerica Life Insurance and Annuity Company is incorporated by reference to Exhibit (h)(51) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement filed on Form N-1A.

(h)(71)	Form of Shareholder Servicing Agreement effective as of October , 2004 with respect to certain classes and series of Registrant between Registrant and One Group Dealer Services, Inc. is incorporated by reference to Exhibit 13(rrr) to Registrant’s Registration Statement on Form N-14 (filed September 30, 2004).

(h)(72)	Form of Shareholder Servicing Agreement effective as of February 19, 2004 between Registrant and One Group Dealer Services, Inc. is incorporated by reference to Exhibit 13(sss) to Registrant’s Registration Statement on Form N-14 (filed September 30, 2004).

(h)(73)	Form of Shareholder Services Agreement (Class S shares) between One Group Mutual Funds and various service organizations is incorporated by reference to Exhibit (h)(27) to Post-Effective Amendment No. 53 (filed October 30, 2000) to Registrant’s Registration Statement on Form N-1A.

(h)(74)	Amended Schedule A to the Form of Shareholder Services Agreement (Class S Shares) between One Group Mutual Funds and various service organizations is incorporated by reference to Exhibit (h)(65) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(75)	Shareholder Services Agreement (Class S Shares) dated March 21, 2000 between One Group Mutual Funds and Bank One Corporation is incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant’s Registration Statement on Form N-1A.

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(h)(76)	Shareholder Services Agreement (Class S Shares) dated May 26, 2000 between One Group Mutual Funds and Bank One Trust Company, N.A. is incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant’s Registration Statement on Form N-1A.

(h)(77)	Shareholder Services Agreement (Class S Shares) dated June 22, 2000 between One Group Mutual Funds and Advanced Asset Management Advisors is incorporated by reference to Exhibit (h)(30) to Post-Effective Amendment No. 53 (filed October 30, 2000) to Registrant’s Registration Statement on Form N-1A.

(h)(78)	Shareholder Services Agreement (Class S Shares) dated April 6, 2001 between One Group Mutual Funds and Banc One Securities Corporation is incorporated by reference to Exhibit (h)(40) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(h)(79)	Shareholder Services Agreement (Class S Shares) dated July 7, 2001 between One Group Mutual Funds and Banc One Capital Markets is incorporated by reference to Exhibit (h)(41) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(h)(80)	Shareholder Services Agreement (Class S and Administrative Class Shares) dated as of October 25, 2002 between One Group Mutual Funds and Janney Montgomery Scott LLC is incorporated by reference to Exhibit (h)(71) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(81)	Shareholder Services Agreement to Shareholder Services Plan (Class S Shares and Administrative Class Shares) dated December 30, 2003 between One Group Mutual Funds and JPMorgan Chase Bank is incorporated by reference to Exhibit (h)(78) to Post-Effective Amendment No. 64 (filed February 20, 2004) to Registrant’s Registration Statement on Form N-1A.

(h)(82)	Shareholder Services Agreement (Class S and Administrative Class Shares) dated as of December 4, 2002 between One Group Mutual Funds and Summit Capital Management, Inc. is incorporated by reference to Exhibit (h)(72) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(83)	Form of Shareholder Services Agreement (Administrative Class Shares) between One Group Mutual Funds and various service organizations is incorporated by reference to Exhibit (h)(42) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(h)(84)	Amended Schedule A to the Form of Shareholder Services Agreement (Administrative Class Shares) between One Group Mutual Funds and various service organizations is incorporated by reference to Exhibit (h)(74) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(85)	Shareholder Services Agreement (Administrative Class Shares) dated as of February 7, 2002 between One Group Mutual Funds and Banc One Capital Markets, Inc. is incorporated by reference to Exhibit (h)(59) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(86)	Shareholder Services Agreement (Administrative Class Shares) dated as of October 1, 2001 between One Group Mutual Funds and Banc One Securities Corporation is incorporated by reference to Exhibit (h)(60) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(87)	Shareholder Services Agreement (Administrative Class Shares) dated as of November 7, 2001 between One Group Mutual Funds and Bank One Trust Company, N.A. is incorporated by reference to Exhibit (h)(61) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(88)	Agreement dated as of June 30, 2001 between One Group Mutual Funds, One Group Administrative Services, Inc. and Board of Trading Clearing Corporation is incorporated by reference to Exhibit (h)(43) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(h)(89)	Securities Lending Agreement for Non-ERISA Accounts dated as of August 1995 between One Group Mutual Funds, Banc One Investment Advisors Corporation, and Bank One Trust Company, N.A. is incorporated by reference to Exhibit (9)(p) to Post Effective Amendment No. 45 (filed August 26, 1998) to Registrant’s Registration Statement on Form N-1A.

(h)(90)

Amendment to Securities Lending Agreement for Non-ERISA Accounts dated as of January 21, 1997 between One Group Mutual Funds, Banc One Investment Advisors Corporation, and Bank One Trust Company, N.A. is incorporated by

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reference to Exhibit (9)(q) to Post Effective Amendment No. 45 (filed August 26, 1998) to Registrant’s Registration Statement on Form N-1A.

(h)(91)	Securities Lending Agreement for Non-ERISA Accounts (Foreign Securities) dated as of January 8, 1998 between One Group Mutual Funds, Banc One Investment Advisors, and Bank One Trust Company, N.A. is incorporated by reference to Exhibit (9)(s) to Post Effective Amendment No. 45 (filed August 26, 1998) to Registrant’s Registration Statement on Form N-1A.

(h)(92)	Amendment to the Securities Lending Agreement (Foreign Securities) effective May 21, 1998 is incorporated by reference to Exhibit (9)(t) to Post Effective Amendment No. 45 (filed August 26, 1998) to Registrant’s Registration Statement on Form N-1A.

(h)(93)	Second Amendment to the Securities Lending Agreement (Domestic Securities), effective May 21, 1998, between One Group Mutual Funds, Banc One Investment Advisors, and Bank One Trust Company, N.A. is incorporated by reference to Exhibit (9)(r) to Post Effective Amendment No. 45 (filed August 26, 1998) to Registrant’s Registration Statement on Form N-1A.

(h)(94)	Securities Lending Agreement between Registrant and JPMorgan Chase Bank effective as of October 18, 2004 as to certain Funds of the Registrant and December 6, 2004 as to the remaining Funds of the Registrant is incorporated by reference to Exhibit (h)(94) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(h)(95)	Services Agreement dated as of June, 2001 between Chicago Mercantile Exchange, Inc., the Chicago Mercantile Exchange Shareholder Servicing LLC, Banc One Investment Advisors Corporation and One Group Mutual Funds is incorporated by reference to Exhibit (m)(34) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(h)(96)	Agreement dated as of October 16, 2002 between One Group Mutual Funds, One Group Administrative Services, Inc and the New York Mercantile Exchange is incorporated by reference to Exhibit (h)(85) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(97)	Recordkeeping Agreement dated as of November 11, 2002 between Security Trust Company and One Group Mutual Funds is incorporated by reference to Exhibit (h)(86) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(98)	Shareholder Servicing Agreement dated as of August 1, 2002 between Brown Brothers Harriman & Co., One Group Mutual Funds and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (h)(72) to Post-Effective Amendment No. 58 (filed December 18, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(99)	Agency Agreement dated as of November 8, 2002 between The Vanguard Group Inc., One Group Mutual Funds and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (h)(73) to Post-Effective Amendment No. 58 (filed December 18, 2002) to Registrant’s Registration Statement on Form N-1A.

(h)(100)	Omnibus Subaccounting Agreement dated as of July 3, 2003 between Pershing LLC and One Group Mutual Funds is incorporated by reference to Exhibit (h)(93) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(101)	Form of Service Agreement dated as of July 10, 2003 between UBS Financial Services, Inc., One Group Dealer Services, Inc. and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (h)(94) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(102)	Shareholder Services Plan for Class S and Administrative Class Shares dated November 18, 1999, as amended February 13, 2002 is incorporated by reference to Exhibit (h)(95) to Post-Effective Amendment No. 62 (filed October 30, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(103)	Amended Schedule A dated as of , 2003 to the Shareholder Services Plan for Class S Administrative Class Shares dated November 18, 1999, as amended February 13, 2002 is incorporated by reference to Exhibit (h)(96) to Post-Effective Amendment No. 62 (filed October 30, 2003) to Registrant’s Registration Statement on Form N-1A.

(h)(104)	Form of Indemnification Agreement dated , 200 , is incorporated by reference to Exhibit 13(yyyy) to the Registrant’s Registration Statement on Form N-14 (filed September 30, 2004).

(i)	Opinion and consent of counsel of Ropes & Gray LLP is filed herewith.

(j)(1)	Consent of PricewaterhouseCoopers LLP to be filed by amendment.

(j)(2)	Consent of Ropes & Gray LLP is filed herewith.

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(k)	None

(l)	Purchase Agreement dated July 18, 1985, between Registrant and Physicians Insurance Company of Ohio is incorporated by reference to Exhibit (13) to Post Effective Amendment No. 45 (filed August 26, 1998) to Registrant’s Registration Statement on Form N-1A.

(m)(1)	Re-Executed Distribution and Shareholder Services Plan - Class A and Service Class Shares dated November 1, 1993, as amended and restated November 15, 2001, between One Group Mutual Funds and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(2)	Amended Schedule A dated as of August 14, 2003 to the Re-Executed Distribution and Shareholder Services Plan - Class A and Service Class Shares dated November 1, 1993, as amended and restated between One Group Mutual Funds and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(m)(3)	Distribution and Shareholder Services Plan - Class B and Class C Shares dated January 1, 1994, as amended November 15, 2001, between One Group Mutual Funds and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(4)	Amended Schedule A dated as of August 14, 2003 to the Distribution and Shareholder Services Plan - Class B and Class C Shares dated January 1, 1994, as amended November 15, 2001 between One Group Mutual Funds and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(m)(5)	Form of Distribution Plan (Morgan Class and Reserve Class) is incorporated by reference to Exhibit 10(e) to Registrant’s Registration Statement on Form N-14 (filed September 30, 2004).

(m)(6)	Combined Amended and Restated Distribution Plan is incorporated by reference to Exhibit 10(f) to Registrant’s Registration Statement on Form N-14 (filed September 30, 2004).

(m)(7)	Form of Privacy/Joint Marketing Addendum to Shareholder Servicing Agreement is incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(m)(8)	Form of Agency Agreement dated as of March 31, 2002 between American General Retirement Services Co. (VALIC), One Group Mutual Funds and The One Group Dealer Services Inc. is incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(9)	Agency Agreement dated November 25, 1999 between Capstone Financial Group, Inc., One Group Mutual Funds and One Group Services Company is incorporated by reference to Exhibit e(11) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant’s Registration Statement on Form N-1A.

(m)(10)	Agency Agreement dated April 6, 2000 between Security Trust Company, One Group Mutual Funds and The One Group Services Company is incorporated by reference to Exhibit e(12) to Post-Effective Amendment No. 52 (filed June 2, 2000) to Registrant’s Registration Statement on Form N-1A.

(m)(11)	Fund Circuit Program Services Agreement dated March 31, 2002 between Bear Sterns Securities Corporation, One Group Dealer Services, Inc., Banc One Investment Advisors Corporation and One Group Mutual Funds is incorporated by reference to Exhibit (m)(7) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(12)	Services Agreement dated April 1, 2002 between Fidelity Brokerage Services LLC, National Financial Services LLC, One Group Mutual Funds, and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (m)(8) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(13)	Shareholder Services Agreement (Cash Sweep) dated April 1, 2002 One Group Dealer Services, Inc. and Bank One Corporation is incorporated by reference to Exhibit (m)(9) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(14)	Services Agreement dated as of April 1, 2002 between One Group Mutual Funds, One Group Dealer Services, Inc. and Charles Schwab & Company, is incorporated by reference to Exhibit (m)(10) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(15)

Amendment dated April 1, 2003, to the Services Agreement dated as of April 1, 2002, as amended thereafter, between Charles Schwab & Co., Inc., One Group Mutual Funds and One Group Dealer Services, Inc. is incorporated by reference to

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Exhibit (m)(13) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(m)(16)	Amendment to Services Agreement dated as May 23, 2002 between One Group Mutual Funds, One Group Dealer Services, Inc. and Charles Schwab & Co., Inc. is incorporated by reference to Exhibit (m)(11) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(17)	Retirement Plan Shares Amendment to Services Agreement dated September 12, 2002 between One Group Mutual Funds, One Group Dealer Services, Inc., and Charles Schwab & Co., Inc. is incorporated by reference to Exhibit (m)(12) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(18)	One Group Fund Alliance Agreement dated April 1, 2002 by and between One Group Mutual Fund, One Group Dealer Services, Inc. and Putnam Fiduciary Trust Company is incorporated by reference to Exhibit (m)(13) to Post-Effective Amendment No.57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(19)	Anti-Money Laundering Addendum dated as of July 30, 2002 to the One Group Fund Alliance Agreement dated April 1, 2002 between One Group Mutual Funds, One Group Dealer Services, Inc. and Putnam Fiduciary Trust Company is incorporated by reference to Exhibit (m)(14) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(m)(20)	Expediter Mutual Fund Services (Agency) Agreement dated April 1, 2002 between SunGard Investment Products, Inc., One Group Dealer Services, Inc. and One Group Mutual Funds is incorporated by reference to Exhibit (m)(14) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(21)	Financial Services (Agency) Agreement dated April 1, 2002 between Merrill Lynch, Pierce, Fenner & Smith, Inc. and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (m)(16) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(m)(22)	Fee-Based Programs Agreement dated as of April 1, 2002 between One Group Dealer Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated is incorporated by reference to Exhibit (m)(17) to Post-Effective Amendment No. 59 (filed May 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(m)(23)	Supplemental Dealer Agreement (Agency) dated April 1, 2002 between Merrill Lynch, Pierce, Fenner & Smith, Inc., One Group Dealer Services, Inc., One Group Mutual Funds and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (m)(16) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(24)	Amendment No. 1 to Supplemental Dealer Agreement dated as of April 1, 2002 between Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Group Dealer Services, Inc., One Group Mutual Funds, and Bank One Investment Advisors Corporation, amending Attachment A effective is incorporated by reference to Exhibit (m)(22) to Post-Effective Amendment No. 61 (filed on October 17, 2003) to Registrant’s Registration Statement on Form N-1A.

(m)(25)	Amendment No. 2 to Supplemental Dealer Agreement dated as of April 1, 2002 between Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Group Dealer Services, Inc., One Group Mutual Funds, and Bank One Investment Advisors Corporation, amending Attachment A effective July 1, 2003 is incorporated by reference to Exhibit (m)(23) to Post-Effective Amendment No. 61 (filed on October 17, 2003) to Registrant’s Registration Statement on Form N-1A.

(m)(26)	Participation Agreement dated as of April 1, 2002 between Edgewood Services, Inc., One Group Dealer Services, Inc., and One Group Mutual Funds is incorporated by reference to Exhibit (m)(17) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(27)	Shareholder Services Agreement dated as of May 15, 2002 between First Trust Corporation, One Group Dealer Services, Inc., and One Group Mutual Funds is incorporated by reference to Exhibit (m)(18) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(28)	Amendment to Shareholder Service Agreement effective as of August 22, 2003 to Shareholder Service Agreement dated May 15, 2003 by and between First Trust Corporation, One Group Dealer Services, Inc. and One Group Mutual Funds is incorporated by reference to Exhibit (m)(26) to Post-Effective Amendment No. 61 (filed on October 17, 2003) to Registrant’s Registration Statement on Form N-1A.

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(m)(29)	Agency Agreement dated April 1, 2002 between Expert Plan.Com, One Group Dealer Services, Inc. and One Group Mutual Funds is incorporated by reference to Exhibit (m)(19) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(30)	Participation (Agency) Agreement dated April 1, 2002 between Salomon Smith Barney, Inc., One Group Dealer Services, Inc. and One Group Mutual Funds is incorporated by reference to Exhibit (m)(20) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(31)	Mutual Fund Service Agreement dated July 19, 2001 between A.G. Edwards & Sons, Inc., The One Group Services Company and One Group Mutual Funds is incorporated by reference to Exhibit (m)(33) to Post-Effective Amendment No. 56 (filed August 17, 2001) to Registrant’s Registration Statement on Form N-1A.

(m)(32)	Form of Agreement dated March 31, 2002 between VALIC Financial Advisors, Inc. (“VALIC”) and One Group Dealer Services Inc. is incorporated by reference to Exhibit (m)(22) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(33)	Services Agreement dated March 1, 2002 between Mellon Bank, N.A., Dreyfus Services Corporation, Boston Safe Deposit Trust Company, One Group Mutual Funds and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (m)(23) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(34)	Agency Trading Agreement dated August 14, 2001, as amended April 1, 2002 between Key Bank National Association, One Group Mutual Funds, One Group Dealer Services, Inc. and Banc One Investment Advisor Corporation is incorporated by reference to Exhibit (m)(24) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(m)(35)	Form of Domestic Mutual Fund Distribution and Shareholder Services Agreement dated as of between UBS Financial Services Inc. and One Group Dealer Services, Inc. is incorporated by reference to Exhibit (m)(30) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(m)(36)	Services Agreement dated February 17, 2003 between Investor Force Securities, Inc. and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (m)(34) to Post Effective Amendment No. 63 (filed December 23, 2003) to Registrant’s Registration Statement on Form N-1A.

(m)(37)	Recordkeeping Agreement dated as of February 3, 2003 between Citistreet LLC, One Group Mutual Funds and Banc One Investment Advisors Corporation is incorporated by reference to Exhibit (m)(31) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(m)(38)	Agency Trading Agreement dated November 1, 2002 between National Financial Services LLC and One Group Mutual Funds is incorporated by reference to Exhibit (m)(32) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(m)(39)	Amendment dated as of July 24, 2003 to Agency Trading Agreement between National Financial Services LLC and One Group Mutual Funds is incorporated by reference to Exhibit (m)(33) to Post-Effective Amendment No. 60 (filed August 15, 2003) to Registrant’s Registration Statement on Form N-1A.

(n)(1)	Multiple Class Plan for One Group Mutual Funds as amended and restated on August 12, 2004 is incorporated by reference to Exhibit 10(ll) to Registrant’s Registration Statement on Form N-14 (filed September 30, 2004).

(p)(1)	Code of Ethics for the One Group Mutual Funds and other related funds is filed herewith.

(p)(2)	Code of Ethics of Banc One Investment Advisors Corporation, BancOne High Yield Partners, LLC, J.P. Morgan Investment Management Inc. and Security Capital Research and Management Incorporated is filed herewith.

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(p)(3)	Code of Ethics for One Group Dealer Services, Inc., is filed herewith.

Item 24.	Persons Controlled by or under Common Control with Registrant

As of the effective date of this Registration Statement there are no persons controlled or under common control with the Registrant.

Item 25.	Indemnification.

Article IX, Section 9.2 of the Registrant’s Declaration of Trust, incorporated as Exhibit (1) hereto, provides for the indemnification of Registrant’s trustees and officers. Indemnification of the Registrant’s principal underwriter, custodians, investment advisers, administrator, and transfer agents is provided for in the Registrant’s respective Agreements with those service providers as filed or incorporated by reference as Exhibits hereto. As of the effective date of this Registration Statement, the Registrant has obtained from a major insurance carrier a trustees and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Advisers

Banc One Investment Advisors Corporation (“Banc One Investment Advisors”) performs investment advisory services for all of the Funds of One Group, except the Real Estate Fund. Banc One High Yield Partners, LLC provides investment advisory services for the High Yield Bond Fund and Income Bond Fund. Security Capital Research & Management Incorporated will provide investment advisory services for the Real Estate Fund if the investment advisory agreement is approved by the sole shareholder of the Real Estate Fund. J.P. Morgan Investment Management, Inc. will serve as advisor to the International Equity Index Fund if the advisory agreement is approved by the shareholders

Banc One Investment Advisors Banc One High Yield Partners, LLC, Security Capital Research & Management Incorporated, and J.P. Morgan Investment Management, Inc. are indirect wholly owned subsidiaries of JP Morgan Chase & Co., a bank holding company incorporated in the state of Delaware.

To the knowledge of Registrant, none of the directors or officers of Banc One Investment Advisors, Security Capital Research & Management Incorporated and Banc One High Yield Partners, LLC except as set forth or incorporated herein, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal

19

businesses of the directors of Banc One Investment Advisors who are engaged in any other business, profession, vocation or employment of a substantial nature.

Banc One Investment Advisors

Position with Banc One Investment Advisors	Other Substantial Occupation	Type of Business
Evelyn V. Guernsey, Chairperson, President & CEO	President and Managing Director J. P. Morgan Investment Management Inc. 522 Fifth Avenue, New York, NY 10036	Investment

John C. Noel, Treasurer and CFO	None	Investment

Lawrence E. Baumgartner, Director and Senior Managing Director	None	Investment

Gary Madich, Director and Senior Managing Director	None	Investment

William T. Norris, Director	Managing Director, Portfolio Management Group, Banc One Investment Advisors, 120 South La Salle Street Chicago, IL 60603	Investment

James A Sexton, Director and Senior Managing Director	None	Investment

Richard P. Butler II, Director and Senior Managing Director	None	Investment

Verlin L. Horn, Senior Managing Director	None	Investment

Except as noted above, the principal business address of the principal executive officer and directors of Banc One Investment Advisors is 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211.

Security Capital Research & Management Incorporated (Security Capital)

Position with Security Capital Research & Management Incorporated	Other Substantial	Type of Business

Anthony R. Manno Jr; Director, President and Managing Director	Director, Security Capital Preferred Growth Incorporated and Bulgarian American Enterprise Fund	Investment

Michael J. Heller Treasurer	None	Investment

Scott E. Richter, Secretary	Senior Associate General Counsel for the Investment Management Group for JPMorgan Chase	Investment

Except as noted above, the principal business address of the officers and director of Security Capital is 11 South LaSalle Street, Chicago, IL 60603.

Banc One High Yield Partners, LLC

Banc One High Yield Partners, LLC (“Banc One High Yield Partners”), a limited liability company organized under the laws of Ohio is the Sub-Investment Advisor to the High Yield Bond Fund and the Income Bond Fund. Set forth below are the names and principal businesses of the managers and investment officers of Banc One Partners who are engaged in any other business, profession, vocation or employment of a substantial nature.

20

Position with Other Banc One High Yield Partners	Substantial Occupation	Type of Business
James P. Shanahan, Manager	Pacholder Associates, Inc., Managing Director & General Counsel, 8044 Montgomery Road, Suite #382, Cincinnati, Ohio 45236	Investment

William J. Morgan, Vice President-Portfolio Manager and Manager	Pacholder Associates, Inc., President, 8044 Montgomery Road, Suite #382, Cincinnati, Ohio 45236	Investment

Verlin L. Horn, Manager	Banc One Investment Advisors, Chief Financial Officer, 1111 Polaris Parkway, Columbus, Ohio 43271	Investment

Lawrence Baumgartner, Manager	Banc One Investment Advisors, Senior Managing Director, 1111 Polaris Parkway, Columbus, Ohio 43271	Investment

Gary Madich, Chairman and Chief Executive Officer and Manager	Banc One Investment Advisors, Senior Vice President and Fixed Income Chief Investment Officer, 1111 Polaris Parkway, Columbus, Ohio 43271	Investment

James E. Gibson, Vice President-Senior Analyst	Pacholder Associates, Inc., Executive Vice President, 8044 Montgomery Road, Suite #382, Cincinnati, Ohio 45236	Investment

John C. Noel, Chief Financial Officer	Banc One Investment Advisors, Chief Financial Officer, 1111 Polaris Parkway, Columbus, Ohio 43271	Investment

Item 27.	Principal Underwriters

a) One Group Dealer Services, Inc. acts as distributor for the shares of the Registrant.

(b) The directors and officers of One Group Dealer Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

Name	Positions and Offices With One Group Dealer Services, Inc.	Positions With Registrant

David Thorp	President	None

Robert L. Young	Vice President	Senior Vice President

Michael R. Machulski	Director, Vice President and Treasurer	None

Nancy E. Fields	Vice President	Assistant Secretary

Scott E. Richter	Secretary	Secretary and Chief Legal Officer

Jessica K. Ditullio	Assistant Secretary	Assistant Secretary

Charles Wooding	Assistant Treasurer	None

(c) Not applicable.

Item 28.	Location of Accounts and Records

(1)	Banc One Investment Advisors Corporation, 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 (records relating to its functions as Investment Adviser).

21

(2)	Banc One High Yield Partners, LLC, 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 and 8044 Montgomery Road, Suite #382, Cincinnati, Ohio 45236 (records relating to its functions as Sub-Investment Advisor to the High Yield Bond Fund and the Income Bond Fund).

(3)	Security Capital Research & Management Incorporated, 11 S. LaSalle St., Chicago, Illinois 60608 (records relating to its functions as Investment Advisor to the Real Estate Fund).

(4)	One Group Dealer Services, Inc., 1111 Polaris Parkway, Columbus, OH 43271 (records relating to its functions as Distributor for all Funds).

(5)	One Group Administrative Services, Inc., 1111 Polaris Parkway, Columbus, OH 43271-1235 (records relating to its functions as Administrator for all Funds).

(6)	State Street Bank and Trust Company, 470 Atlantic Avenue, Fifth Floor, Boston, MA 02205-9087 (records relating to its functions as custodian and transfer agent to the Funds).

(7)	JPMorgan Chase Bank, Three Chase Metro Tech Center, Brooklyn, NY 11245 (records relating to its functions as custodian for certain Funds beginning October 6, 2004).

(8)	Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005 (Declaration of Trust, Code of Regulations, and Minute Books).

Item 29.	Management Services

N/A

Item 30.	Undertakings

The Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of the Registrant’s outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

The Registrant undertakes to furnish to each person to whom a prospectus for a particular fund is delivered a copy of the Registrant’s latest annual report to shareholders relating to that fund upon request and without charge.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 68 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, D.C. on the 16th day of December, 2004.

One Group® Mutual Funds
(Registrant)

By:	/S/ GEORGE. C.W. GATCH
*George C.W. Gatch

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/S/ GEORGE. C.W. GATCH *George C.W. Gatch	President	December 16, 2004

/S/ PETER C. MARSHALL *Peter C. Marshall	Trustee	December 16, 2004

/S/ FREDERICK W. RUEBECK *Frederick W. Ruebeck	Trustee	December 16, 2004

/S/ ROBERT A. ODEN *Robert A. Oden	Trustee	December 16, 2004

/S/ JOHN F. FINN *John F. Finn	Trustee	December 16, 2004

/S/ MARILYN MCCOY *Marilyn McCoy	Trustee	December 16, 2004

/S/ DONALD L. TUTTLE *Donald L. Tuttle	Trustee	December 16, 2004

/S/ JULIUS L. PALLONE *Julius L. Pallone	Trustee	December 16, 2004

/S/ STEPHANIE J. DORSEY *Stephanie J. Dorsey	Treasurer	December 16, 2004

*By:	/S/ ALAN G. PRIEST
Alan G. Priest

Attorney-in-Fact, pursuant to powers of attorney filed herewith.

23

POWER OF ATTORNEY

George C. Gatch, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Katherine S. Milin, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group® Mutual Funds and One Group® Investment Trust (each a “Fund”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund’s Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 12, 2004

/s/ GEORGE C. GATCH
George C. Gatch

24

POWER OF ATTORNEY

Stephanie J. Dorsey, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Katherine S. Milin, each individually, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group® Mutual Funds and One Group® Investment Trust (each a “Fund”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund’s Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated: July 22, 2004

/s/ STEPHANIE J. DORSEY
Stephanie J. Dorsey

25

POWER OF ATTORNEY

Peter C. Marshall, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group® Mutual Funds and One Group® Investment Trust (each a “Fund”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund’s Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 14, 2002

/s/ PETER C. MARSHALL
Peter C. Marshall

26

POWER OF ATTORNEY

Frederick W. Ruebeck, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group® Mutual Funds and One Group® Investment Trust (each a “Fund”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund’s Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 14, 2002

/s/ FREDERICK W. RUEBECK
Frederick W. Ruebeck

27

POWER OF ATTORNEY

Robert A. Oden, Jr., whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group® Mutual Funds and One Group® Investment Trust (each a “Fund”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund’s Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 14, 2002

/s/ ROBERT A. ODEN, JR.
Robert A. Oden, Jr.

28

POWER OF ATTORNEY

John F. Finn, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group® Mutual Funds and One Group® Investment Trust (each a “Fund”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund’s Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 14, 2002

/S/ JOHN F. FINN
John F. Finn

29

POWER OF ATTORNEY

Marilyn McCoy, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group® Mutual Funds and One Group® Investment Trust (each a “Fund”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund’s Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 14, 2002

/S/ MARILYN MCCOY
Marilyn McCoy

30

POWER OF ATTORNEY

Donald L. Tuttle, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group® Mutual Funds and One Group® Investment Trust (each a “Fund”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund’s Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 14, 2002

/S/ DONALD L. TUTTLE
Donald L. Tuttle

31

POWER OF ATTORNEY

Julius L. Pallone, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable One Group® Mutual Funds and One Group® Investment Trust (each a “Fund”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of a Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of a Fund any and all amendments to a Fund’s Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 14, 2002

/S/ JULIUS L. PALLONE
Julius L. Pallone

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Exhibits

(i)	Opinion and Consent of Ropes & Gray LLP

(j)(2)	Consent of Ropes & Gray LLP

(p)(1)	Code of Ethics for One Group Mutual Funds and other related funds

(p)(2)	Code of Ethics for Banc One Investment Advisors Corporation, Banc One High Yield Partners, LLC, J.P. Morgan Investment Management Inc. and Security Capital Research and Management Incorporated

(p)(3)	Code of Ethics for One Group Dealer Services, Inc.